UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   DECEMBER 31

Date of reporting period:  JUNE 30, 2015


ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORT FOR PERIOD ENDED JUNE 30, 2015

[LOGO OF USAA]
   USAA(R)

                                              [GRAPHIC OF USAA REAL RETURN FUND]

 ==============================================================

        SEMIANNUAL REPORT
        USAA REAL RETURN FUND
        FUND SHARES o INSTITUTIONAL SHARES
        JUNE 30, 2015

 ==============================================================

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

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PRESIDENT'S MESSAGE

"MANY OF US LIKE TO BROADEN OUR HORIZONS
DURING THE SUMMER MONTHS, EXPLORING AND             [PHOTO OF BROOKS ENGLEHARDT]
TRAVELING WITH FAMILY AND FRIENDS. WHY NOT
EXPAND OUR INVESTMENT HORIZONS AS WELL?"

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AUGUST 2015

When the six-month reporting period began in January 2015, we were seeing investors move away from U.S. equities toward other international developed markets. This trend, which gained momentum during the spring of 2015, was unexpected by many market watchers. At the beginning of 2015, the U.S. stock market was the global leader, continuing a six-year bull run, even though the Federal Reserve (the Fed) had ended its Quantitative Easing (QE) asset purchase program in October 2014. Market leadership shifted after the Fed announced that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies with global central banks taking a different approach from the Fed by cutting interest rates and increasing stimulus measures in an attempt to boost sluggish economies.

Then, as the reporting period came to a close in June 2015, global markets grew increasingly volatile, as the European Union's long-term structural problems (such as the debt crisis in Greece) re-emerged and investors witnessed a steep decline in Chinese stocks. Market momentum shifted, with European stocks falling sharply. Many other global stock markets also dropped. Although U.S. stocks declined, they held up better overall. These conditions persisted into early July 2015, and continue at the time of this writing.

Meanwhile, U.S. interest rates rose during the reporting period. Many market participants had expected higher interest rates after the Fed started tapering QE in 2014. However, as USAA Investments anticipated, interest rates fell instead, and continued to fall through most of 2014 and into January 2015. Interest rates started to climb thereafter, falling briefly during the spring of 2015 as the Fed pushed back expectations on the timing of an interest rate increase. Interest rates finished the reporting period slightly above where they began. Some observers have speculated that the Fed might raise the federal funds target rate sometime during 2015, while others have suggested that an interest rate hike would not come until early 2016.

The events that occurred during the reporting period are a helpful reminder that short-term events can unexpectedly affect the financial markets at any given time. That's why we believe a long-term perspective is essential to effective investing, an opinion underlined by the dramatic headlines near the end of the reporting period--the breakdown in negotiations between Greece and its creditors,

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

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China's slowing economic growth plus the decline in its stock market, and the likelihood that Puerto Rico will default on $72 billion of its municipal debt. We expect these events will likely continue influencing the investment environment in the months ahead. Shareholders should try to ignore the "noise," which is meant to elicit an emotional reaction, and focus instead on information that can provide the long-term perspective they need to manage their investments.

At the end of the reporting period, USAA Investments has a favorable view of the international developed markets, and in particular, Europe, which appears to be benefiting from aggressive monetary stimulus from the European Central Bank.
Our positive outlook, however, is based primarily on bottom-up fundamental analysis. More specifically, we believe European companies may be better positioned to experience higher earnings growth than U.S. companies over the next two years. As for U.S. stocks, we currently consider them fairly valued, if not overvalued. In addition, while we like emerging markets stocks for the long run, we believe they will be challenged in the near term by the continued strength of the U.S. dollar and lower commodity prices.

Given the market shifts during the reporting period, it may be a good time to consider rebalancing your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. You also may want to review your investment plan and to consider the diversification of your investments. Many of us like to broaden our horizons during the summer months, exploring and traveling with family and friends. Why not expand our investment horizons as well? At the same time, we must always make sure our investment plan matches our goals, risk tolerance, and time horizon. Please do not hesitate to call one of our financial advisors if you would like assistance.

From all of us at USAA Investments, we wish you a pleasant summer and hope you find time to relax and have fun. While you enjoy the long summer days, rest assured our team of portfolio managers will continue working hard on your behalf. Thank you for allowing us to serve your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.
o Rebalancing does not protect against losses or guarantee that an investor's goal will be met. o Diversification is a technique to help reduce risk. There is no absolute guarantee that diversification will protect against a loss of income. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolio of Investments                                                  12

    Notes to Portfolio of Investments                                         30

    Financial Statements                                                      34

    Notes to Financial Statements                                             37

EXPENSE EXAMPLE                                                               56

ADVISORY AGREEMENT(S)                                                         58

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

208366-0815

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

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FUND OBJECTIVE

THE USAA REAL RETURN FUND (THE FUND) SEEKS A TOTAL RETURN THAT EXCEEDS THE RATE OF INFLATION OVER AN ECONOMIC CYCLE.

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TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest its assets principally in a portfolio of investments that the Adviser believes will have a total return that exceeds the rate of inflation over an economic cycle. In pursuing its investment objective, the Fund will allocate its assets under normal market conditions among the following asset classes: (1) inflation-linked securities, including U.S. Treasury inflation-protected securities (TIPS), non-U.S. dollar inflation-linked securities, and inflation-linked corporate and municipal securities; (2) fixed-income securities, including bank loans, floating-rate notes, short-duration bonds, investment-grade securities, high-yield bonds (also known as "junk" bonds), and non-U.S. dollar instruments, including foreign currencies; (3) equity securities, including real estate investment trusts (REITs) and exchange-traded funds (ETFs), including those that the Adviser believes have a high correlation to measures of inflation; and (4) commodity-linked instruments, such as commodity ETFs, commodity-linked notes, and other investment companies that concentrate their investments in commodity-linked instruments and to a limited extent, certain types of derivative instruments. In allocating the Fund's assets, the Adviser may invest all or a substantial portion of the Fund's assets in one or a limited number of these asset classes. In addition, the allocation of the Fund's assets among these classes may vary substantially from time to time.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    WASIF A. LATIF                            JULIANNE BASS, CFA
    JOHN P. TOOHEY, CFA                       DAN DENBOW, CFA
    R. MATTHEW FREUND, CFA                    STEPHAN J. KLAFFKE, CFA
    BRIAN W. SMITH, CFA

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    During the first half of 2015, global economic growth remained on track for a modest expansion, easing fears that Europe and/or Japan may slip into a recession. Central banks in both regions maintained highly accommodative monetary policies, which provided support to the markets and helped offset the prospects that the Federal Reserve (the Fed) could raise interest rates before year-end. In addition, the environment remained generally free of headline risk until the concerns about Greece's debt problems re-emerged in the final weeks of the reporting period. Together, these factors resulted in a modest gain for global equities, while U.S. investment-grade debt finished in the red due to the concerns about Fed policy. Inflation remained subdued across the globe due to the combination of slow growth and weak commodity prices, pressuring the performance of inflation-sensitive assets.

o HOW DID THE USAA REAL RETURN FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. At the end of the reporting period, the Fund Shares and Institutional Shares had total returns of -1.49% and -1.39%, respectively. This

================================================================================

2  | USAA REAL RETURN FUND

================================================================================

    compares to a total return of 0.13% for the Barclays U.S. Government Inflation-Linked Bond Index.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE DURING THE REPORTING PERIOD.

    The Fund had a challenging first half of 2015, as a number of its underlying allocations finished with negative total returns. It's important to keep in mind, however, that the Fund's goal is to outpace the rate of inflation over an economic cycle rather than to deliver short-term outperformance. We believe the Fund's current allocations remain appropriate for the current environment and can help fulfill our goal of providing positive real returns over time.

    The Fund's exposure, which we achieve through investments in a basket of exchange-traded funds (ETFs) and investments in natural resources companies, was a notable detractor from performance. Sluggish global growth, together with weaker-than-expected economic numbers out of China, muddied the demand for key commodities such as oil and industrial metals. In addition, supplies of key commodities remain elevated even though energy and mining companies have begun to reduce production. Gold also finished the reporting period in negative territory as investment demand was hurt by the growing likelihood of a Fed interest rate hike in 2015, which weighed on the performance of the Fund's allocation to gold mining stocks. From a longer-term standpoint, we believe gold and commodities continue to provide diversification and a meaningful hedge against the potential for rising inflation.

    The Fund's allocation to real estate investment trusts (REITs) also experienced weakness during the first half of 2015, reversing their strong showing of 2014. REITs tend to have above-average sensitivity to bond

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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    yields, so the prospect of Fed interest rate hikes, together with the increase in bond yields that occurred during May and June 2015, had a negative impact on their performance. We continue to favor the asset class on a longer-term basis, however, due to its above-average yield and its exposure to the strength in the global property markets.

    The Fund's domestic equity allocation focuses on high-quality, large-cap stocks with the potential for long-term dividend growth. We believe this provides exposure to an asset class that features not only an income stream that is likely to increase with inflation, but also the potential for capital appreciation. In the short term, however, stocks with faster growth and higher momentum generally delivered the best relative performance, which worked against the Fund's dividend-oriented strategy. Despite its short-term underperformance, the Fund's domestic equity allocation has made a significant positive contribution to return since the Fund's inception in 2010.

    Similarly, the Fund's investment-grade bond portfolio - which had delivered a long streak of outperformance coming into this year - lagged the broader investment-grade debt market during the first half of 2015. The Fund's exposure to corporate bonds, which underperformed the market as a whole, was the key factor in its shortfall. We are maintaining a duration (interest-rate sensitivity) below the market average, which may help provide stability to the Fund if increased volatility in higher-risk assets spurs a "flight to quality" into bonds.

    On the plus side, we generated positive returns through the Fund's allocation to emerging market stocks. Although the asset class experienced volatility, it nonetheless closed the reporting period with a gain. We continue to favor emerging markets in the long run because of their inexpensive valuations and higher economic growth potential. In addition, we believe non U.S. dollar assets continue to represent an important source of diversification for U.S. investors whose portfolios tend to be concentrated in U.S. dollar-denominated securities.

    The Fund's allocation to Treasury Inflation Protected Securities (TIPS) generated a slightly positive return. While the performance of the overall asset class was pressured by the combination of rising bond yields and low demand for inflation-sensitive assets, the Fund's allocation to TIPS

================================================================================

4  | USAA REAL RETURN FUND

================================================================================

    outperformed due to its lower duration and underweight in longer-term issues.

    During the reporting period, results were also aided by the Fund's allocations to high-yield bonds, which generated a gain at a time characterized by positive economic growth and low defaults, and emerging market debt, which rebounded from its downturn in late 2014.

    The underperformance of assets that are most closely tied to the outlook for inflation - such as TIPS, commodities, and gold stocks - reflects the stability in price levels across the globe. We have sought to offset this by allocating the Fund's investments to market segments that offer real return potential but lower inflation sensitivity, such as emerging market debt, high-yield bonds, and equities. We intend to maintain this diversified approach, as we don't see an immediate threat of inflation. From a longer-term standpoint, however, we believe the risks of inflation are rising due to the unprecedented amount of stimulus being pumped into the global financial system by central banks around the world. In this sense, we believe the recent weakness in inflation-sensitive assets may represent an opportunity to capitalize on their attractive valuations. We believe this is especially true with commodities, where prices are down but the longer-term supply-and-demand picture has begun to move back into balance. We believe this diversified, opportunistic approach will help the Fund achieve its goal of outpacing the rate of inflation over the long term.

    Thank you for allowing us to help you with your investment needs.

    The Real Return Fund may be subject to stock market risk and is non-diversified, which means that it may invest a greater percentage of its assets in a single issuer. Individual stocks will fluctuate in response to the activities of individual companies, general market, and economic conditions domestically and abroad. When redeemed or sold, shares of the Fund may be worth more or less than the original cost. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Gold is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities.
    o Investing in REITs has some of the same risks associated with the direct ownership of real estate. o ETFs are subject to risks similar to those of stocks.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA REAL RETURN FUND SHARES (FUND SHARES)
(Ticker Symbol: USRRX)


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                                   6/30/15                    12/31/14
--------------------------------------------------------------------------------

Net Assets                      $74.4 Million              $78.8 Million
Net Asset Value Per Share           $9.81                      $9.99


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/15
--------------------------------------------------------------------------------
    12/31/2014 - 6/30/2015*         1 YEAR          SINCE INCEPTION 10/18/10

            -1.49%                  -7.83%                   2.55%


--------------------------------------------------------------------------------
                            EXPENSE RATIO AS OF 12/31/14**
--------------------------------------------------------------------------------

                                     1.15%


                (Includes acquired fund fees and expenses of 0.16%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

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6  | USAA REAL RETURN FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                               USAA REAL                     BARCLAYS U.S.
                              RETURN FUND                GOVERNMENT INFLATION-
                                SHARES                    LINKED BOND INDEX
10/31/2010                    $10,000.00                     $10,000.00
11/30/2010                      9,960.00                       9,826.89
12/31/2010                     10,088.37                       9,673.15
 1/31/2011                     10,088.37                       9,687.15
 2/28/2011                     10,239.25                       9,772.07
 3/31/2011                     10,320.65                       9,872.03
 4/30/2011                     10,563.72                      10,125.78
 5/31/2011                     10,563.72                      10,153.88
 6/30/2011                     10,469.70                      10,238.43
 7/31/2011                     10,561.72                      10,652.60
 8/31/2011                     10,367.46                      10,748.06
 9/30/2011                      9,920.52                      10,730.33
10/31/2011                     10,394.39                      10,930.92
11/30/2011                     10,322.28                      11,018.86
12/31/2011                     10,298.24                      11,025.66
 1/31/2012                     10,654.07                      11,284.56
 2/29/2012                     10,821.52                      11,242.17
 3/31/2012                     10,801.34                      11,114.59
 4/30/2012                     10,832.96                      11,349.91
 5/31/2012                     10,580.05                      11,559.45
 6/30/2012                     10,750.37                      11,491.59
 7/31/2012                     10,899.09                      11,723.83
 8/31/2012                     11,047.81                      11,681.58
 9/30/2012                     11,279.95                      11,742.40
10/31/2012                     11,333.46                      11,854.51
11/30/2012                     11,312.05                      11,912.35
12/31/2012                     11,444.92                      11,826.52
 1/31/2013                     11,521.07                      11,736.66
 2/28/2013                     11,466.68                      11,738.84
 3/31/2013                     11,565.79                      11,768.72
 4/30/2013                     11,653.32                      11,881.22
 5/31/2013                     11,412.60                      11,325.88
 6/30/2013                     11,053.03                      10,899.14
 7/31/2013                     11,317.25                      10,973.23
 8/31/2013                     11,163.12                      10,809.84
 9/30/2013                     11,329.02                      10,968.86
10/31/2013                     11,539.22                      11,032.45
11/30/2013                     11,406.46                      10,897.41
12/31/2013                     11,394.39                      10,731.46
 1/31/2014                     11,294.04                      10,964.59
 2/28/2014                     11,628.52                      11,017.63
 3/31/2014                     11,690.41                      10,968.53
 4/30/2014                     11,836.12                      11,128.79
 5/31/2014                     11,959.42                      11,379.12
 6/30/2014                     12,210.20                      11,413.39
 7/31/2014                     12,097.46                      11,425.39
 8/31/2014                     12,232.75                      11,488.23
 9/30/2014                     11,734.58                      11,179.32
10/31/2014                     11,745.89                      11,288.29
11/30/2014                     11,678.00                      11,322.44
12/31/2014                     11,425.08                      11,207.08
 1/31/2015                     11,493.70                      11,577.72
 2/28/2015                     11,585.19                      11,427.00
 3/31/2015                     11,367.90                      11,371.44
 4/30/2015                     11,585.19                      11,450.42
 5/31/2015                     11,470.83                      11,345.28
 6/30/2015                     11,254.65                      11,221.37

                                   [END CHART]

                         Data from 10/31/10 to 6/30/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Real Return Fund Shares to the following benchmark:

o The unmanaged Barclays U.S. Government Inflation-Linked Bond Index measures the performance of the U.S. Treasury Inflation Protected Securities (TIPS) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Barclays U.S. Government Inflation-Linked Bond Index is calculated from the end of the month of October 31, 2010, while the inception date of the Fund Shares is October 18, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

INVESTMENT OVERVIEW

USAA REAL RETURN FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIRRX)


--------------------------------------------------------------------------------
                                   6/30/15                     12/31/14
--------------------------------------------------------------------------------

Net Assets                      $381.4 Million             $382.0 Million
Net Asset Value Per Share           $9.82                       $10.00


--------------------------------------------------------------------------------
                  AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/15
--------------------------------------------------------------------------------
    12/31/2014 - 6/30/2015*       1 YEAR             SINCE INCEPTION 10/18/10

            -1.39%                -7.63%                     2.77%


--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 12/31/14**
--------------------------------------------------------------------------------

                                    0.96%


             (Includes acquired fund fees and expenses of 0.16%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA REAL RETURN FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                             USAA REAL RETURN                 BARCLAYS U.S.
                            FUND INSTITUTIONAL            GOVERNMENT INFLATION-
                                  SHARES                   LINKED BOND INDEX
10/31/2010                     $10,000.00                      $10,000.00
11/30/2010                       9,970.00                        9,826.89
12/31/2010                      10,091.00                        9,673.15
 1/31/2011                      10,091.00                        9,687.15
 2/28/2011                      10,241.91                        9,772.07
 3/31/2011                      10,327.65                        9,872.03
 4/30/2011                      10,581.02                       10,125.78
 5/31/2011                      10,581.02                       10,153.88
 6/30/2011                      10,481.44                       10,238.43
 7/31/2011                      10,583.80                       10,652.60
 8/31/2011                      10,389.32                       10,748.06
 9/30/2011                       9,946.91                       10,730.33
10/31/2011                      10,421.56                       10,930.92
11/30/2011                      10,349.33                       11,018.86
12/31/2011                      10,330.72                       11,025.66
 1/31/2012                      10,687.31                       11,284.56
 2/29/2012                      10,855.12                       11,242.17
 3/31/2012                      10,839.63                       11,114.59
 4/30/2012                      10,871.32                       11,349.91
 5/31/2012                      10,617.76                       11,559.45
 6/30/2012                      10,793.65                       11,491.59
 7/31/2012                      10,942.82                       11,723.83
 8/31/2012                      11,091.99                       11,681.58
 9/30/2012                      11,319.44                       11,742.40
10/31/2012                      11,383.88                       11,854.51
11/30/2012                      11,373.14                       11,912.35
12/31/2012                      11,506.28                       11,826.52
 1/31/2013                      11,582.77                       11,736.66
 2/28/2013                      11,528.14                       11,738.84
 3/31/2013                      11,632.76                       11,768.72
 4/30/2013                      11,720.72                       11,881.22
 5/31/2013                      11,478.82                       11,325.88
 6/30/2013                      11,123.54                       10,899.14
 7/31/2013                      11,389.18                       10,973.23
 8/31/2013                      11,245.29                       10,809.84
 9/30/2013                      11,407.26                       10,968.86
10/31/2013                      11,607.58                       11,032.45
11/30/2013                      11,485.16                       10,897.41
12/31/2013                      11,478.47                       10,731.46
 1/31/2014                      11,377.49                       10,964.59
 2/28/2014                      11,714.10                       11,017.63
 3/31/2014                      11,780.72                       10,968.53
 4/30/2014                      11,927.42                       11,128.79
 5/31/2014                      12,051.55                       11,379.12
 6/30/2014                      12,310.92                       11,413.39
 7/31/2014                      12,197.35                       11,425.39
 8/31/2014                      12,333.63                       11,488.23
 9/30/2014                      11,826.12                       11,179.32
10/31/2014                      11,848.93                       11,288.29
11/30/2014                      11,780.51                       11,322.44
12/31/2014                      11,531.41                       11,207.08
 1/31/2015                      11,589.07                       11,577.72
 2/28/2015                      11,692.85                       11,427.00
 3/31/2015                      11,473.76                       11,371.44
 4/30/2015                      11,704.38                       11,450.42
 5/31/2015                      11,577.54                       11,345.28
 6/30/2015                      11,371.00                       11,221.37

                                   [END CHART]

                         Data from 10/31/10 to 6/30/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Real Return Fund Institutional Shares to the benchmark listed above (see page 7 for the benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Barclays U.S. Government Inflation-Linked Bond Index is calculated from the end of the month, October 31, 2010, while the inception date of the Institutional Shares is October 18, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                     o TOP 10 EQUITY HOLDINGS** - 6/30/15 o
                                (% of Net Assets)

United States Commodity Index Fund ........................................  5.5%
iShares Core MSCI Emerging
   Markets ETF* ...........................................................  5.2%
Vanguard REIT ETF* ........................................................  4.0%
WisdomTree Emerging Markets
   Local Debt Fund* .......................................................  3.3%
SPDR S&P Global Natural
   Resources ETF* .........................................................  2.0%
iShares Gold Trust ........................................................  2.0%
PowerShares DB Commodity Index
   Tracking Fund ..........................................................  2.0%
iShares TIPS Bond ETF* ....................................................  1.5%
First Trust Global Tactical Commodity
   Strategy Fund ..........................................................  1.4%
EGShares Emerging Markets
   Consumer ETF* ..........................................................  1.1%

 * The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

** Excludes money market instruments.

================================================================================

10  | USAA REAL RETURN FUND

================================================================================

                       o TOP 10 BOND HOLDINGS* - 6/30/15 o
                                  (% of Net Assets)

U.S. Treasury Inflation-Indexed Notes
  2.50%, 1/15/2029 ........................................................ 2.2%
  0.13%, 1/15/2023 ........................................................ 2.1%
  1.25%, 7/15/2020 ........................................................ 2.1%
  0.13%, 1/15/2022 ........................................................ 2.0%
  0.63%, 7/15/2021 ........................................................ 1.9%
  0.38%, 7/15/2023 ........................................................ 1.3%
  0.13%, 4/15/2018 ........................................................ 1.2%
  1.38%, 1/15/2020 ........................................................ 1.1%
  1.13%, 1/15/2021 ........................................................ 1.1%
  0.13%, 7/15/2022 ........................................................ 1.0%

                         o TOP 10 INDUSTRIES - 6/30/15 o
                                (% of Net Assets)

U.S. Government .......................................................... 26.2%
Pharmaceuticals ..........................................................  2.7%
Diversified Banks ........................................................  2.5%
Oil & Gas Storage & Transportation .......................................  1.9%
Commercial Mortgage-Backed Securities ....................................  1.8%
Regional Banks ...........................................................  1.7%
Foreign Government .......................................................  1.5%
Multi-Utilities ..........................................................  1.4%
REITs - Retail ...........................................................  1.3%
Gold .....................................................................  1.3%

You will find a complete list of securities that the Fund owns on pages 12-29.

* Excludes money market instruments.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

PORTFOLIO OF INVESTMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
               U.S. EQUITY SECURITIES (13.8%)

               COMMON STOCKS (11.9%)

               CONSUMER DISCRETIONARY (0.8%)
               -----------------------------
               ADVERTISING (0.1%)
       6,900   Omnicom Group, Inc.                                                           $       480
                                                                                             -----------
               AUTO PARTS & EQUIPMENT (0.2%)
      17,100   Johnson Controls, Inc.                                                                847
                                                                                             -----------
               AUTOMOBILE MANUFACTURERS (0.1%)
      38,800   Ford Motor Co.                                                                        582
                                                                                             -----------
               HOTELS, RESORTS & CRUISE LINES (0.2%)
      19,700   Carnival Corp.                                                                        973
                                                                                             -----------
               SPECIALIZED CONSUMER SERVICES (0.2%)
      22,900   H&R Block, Inc.                                                                       679
                                                                                             -----------
               Total Consumer Discretionary                                                        3,561
                                                                                             -----------
               CONSUMER STAPLES (0.6%)
               -----------------------
               DRUG RETAIL (0.2%)
      13,900   Walgreens Boots Alliance, Inc.                                                      1,174
                                                                                             -----------
               FOOD DISTRIBUTORS (0.1%)
      15,700   Sysco Corp.                                                                           567
                                                                                             -----------
               HOUSEHOLD PRODUCTS (0.1%)
       6,500   Procter & Gamble Co.                                                                  508
                                                                                             -----------
               HYPERMARKETS & SUPER CENTERS (0.1%)
       5,600   Wal-Mart Stores, Inc.                                                                 397
                                                                                             -----------
               TOBACCO (0.1%)
       4,400   Philip Morris International, Inc.                                                     353
                                                                                             -----------
               Total Consumer Staples                                                              2,999
                                                                                             -----------
               ENERGY (1.1%)
               -------------
               INTEGRATED OIL & GAS (0.7%)
      16,800   Chevron Corp.                                                                       1,620
      22,100   Occidental Petroleum Corp.                                                          1,719
                                                                                             -----------
                                                                                                   3,339
                                                                                             -----------

================================================================================

12  | USAA REAL RETURN FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
               OIL & GAS DRILLING (0.1%)
      26,900   Transocean Ltd.                                                               $       434
                                                                                             -----------
               OIL & GAS EXPLORATION & PRODUCTION (0.3%)
      10,000   ConocoPhillips                                                                        614
      19,900   Marathon Oil Corp.                                                                    528
                                                                                             -----------
                                                                                                   1,142
                                                                                             -----------
               Total Energy                                                                        4,915
                                                                                             -----------
               FINANCIALS (2.4%)
               -----------------
               ASSET MANAGEMENT & CUSTODY BANKS (0.1%)
       4,200   State Street Corp.                                                                    323
                                                                                             -----------
               CONSUMER FINANCE (0.2%)
      10,000   Capital One Financial Corp.                                                           880
                                                                                             -----------
               DIVERSIFIED BANKS (0.8%)
      36,100   JPMorgan Chase & Co.                                                                2,446
      20,400   Wells Fargo & Co.                                                                   1,147
                                                                                             -----------
                                                                                                   3,593
                                                                                             -----------
               LIFE & HEALTH INSURANCE (0.4%)
      32,000   MetLife, Inc.                                                                       1,792
                                                                                             -----------
               REGIONAL BANKS (0.9%)
      33,800   BB&T Corp.                                                                          1,362
      18,600   Fifth Third Bancorp                                                                   387
      27,400   KeyCorp                                                                               412
      29,525   People's United Financial, Inc.                                                       479
      17,100   PNC Financial Services Group, Inc.                                                  1,636
                                                                                             -----------
                                                                                                   4,276
                                                                                             -----------
               Total Financials                                                                   10,864
                                                                                             -----------
               HEALTH CARE (2.1%)
               ------------------
               HEALTH CARE EQUIPMENT (0.2%)
      11,000   Medtronic plc                                                                         815
                                                                                             -----------
               PHARMACEUTICALS (1.9%)
      45,800   AbbVie, Inc.                                                                        3,077
      18,100   Johnson & Johnson                                                                   1,764
      30,300   Merck & Co., Inc.                                                                   1,725
      62,700   Pfizer, Inc.                                                                        2,103
                                                                                             -----------
                                                                                                   8,669
                                                                                             -----------
               Total Health Care                                                                   9,484
                                                                                             -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
               INDUSTRIALS (2.1%)
               ------------------
               AEROSPACE & DEFENSE (0.4%)
       8,600   Raytheon Co.                                                                  $       823
      10,100   United Technologies Corp.                                                           1,120
                                                                                             -----------
                                                                                                   1,943
                                                                                             -----------
               AIR FREIGHT & LOGISTICS (0.1%)
       6,600   United Parcel Service, Inc. "B"                                                       640
                                                                                             -----------
               CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.1%)
       3,800   Caterpillar, Inc.                                                                     322
                                                                                             -----------
               ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
      27,600   Eaton Corp. plc                                                                     1,863
                                                                                             -----------
               ENVIRONMENTAL & FACILITIES SERVICES (0.3%)
      29,500   Republic Services, Inc.                                                             1,155
                                                                                             -----------
               INDUSTRIAL CONGLOMERATES (0.6%)
     108,000   General Electric Co.                                                                2,870
                                                                                             -----------
               INDUSTRIAL MACHINERY (0.2%)
       2,700   Parker-Hannifin Corp.                                                                 314
       3,900   Stanley Black & Decker, Inc.                                                          410
                                                                                             -----------
                                                                                                     724
                                                                                             -----------
               Total Industrials                                                                   9,517
                                                                                             -----------
               INFORMATION TECHNOLOGY (2.3%)
               -----------------------------
               COMMUNICATIONS EQUIPMENT (0.6%)
      76,410   Cisco Systems, Inc.                                                                 2,098
       9,900   QUALCOMM, Inc.                                                                        620
                                                                                             -----------
                                                                                                   2,718
                                                                                             -----------
               SEMICONDUCTORS (0.7%)
      62,400   Intel Corp.                                                                         1,898
      23,100   Texas Instruments, Inc.                                                             1,190
                                                                                             -----------
                                                                                                   3,088
                                                                                             -----------
               SYSTEMS SOFTWARE (0.5%)
      48,500   Microsoft Corp.                                                                     2,141
                                                                                             -----------
               TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.5%)
      50,800   Hewlett-Packard Co.                                                                 1,525
      19,500   Seagate Technology plc                                                                926
                                                                                             -----------
                                                                                                   2,451
                                                                                             -----------
               Total Information Technology                                                       10,398
                                                                                             -----------

================================================================================

14  | USAA REAL RETURN FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
               MATERIALS (0.2%)
               ----------------
               DIVERSIFIED METALS & MINING (0.1%)
      33,900   Freeport-McMoRan, Inc.                                                        $       631
                                                                                             -----------
               PAPER PACKAGING (0.1%)
       7,900   Bemis Co., Inc.                                                                       356
                                                                                             -----------
               PRECIOUS METALS & MINERALS (0.0%)
      23,000   Tahoe Resources, Inc.                                                                 279
                                                                                             -----------
               Total Materials                                                                     1,266
                                                                                             -----------
               TELECOMMUNICATION SERVICES (0.2%)
               ---------------------------------
               INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
      18,081   Verizon Communications, Inc.                                                          843
                                                                                             -----------
               UTILITIES (0.1%)
               ----------------
               MULTI-UTILITIES (0.1%)
      16,500   CenterPoint Energy, Inc.                                                              314
                                                                                             -----------
               Total Common Stocks (cost: $44,583)                                                54,161
                                                                                             -----------
               PREFERRED STOCKS (0.2%)

               ENERGY (0.2%)
               -------------
               OIL & GAS EXPLORATION & PRODUCTION (0.2%)
       1,000   Chesapeake Energy Corp., 5.75%, perpetual(a) (cost: $987)                             683
                                                                                             -----------

               EXCHANGE-TRADED FUNDS (0.2%)
      11,800   Energy Select Sector SPDR ETF (cost $998)                                             887
                                                                                             -----------

               FIXED-INCOME EXCHANGE-TRADED FUNDS (1.5%)
      62,600   iShares TIPS Bond ETF (cost $7,121)                                                 7,014
                                                                                             -----------
               Total U.S. Equity Securities (cost: $53,689)                                       62,745
                                                                                             -----------

               INTERNATIONAL EQUITY SECURITIES (17.3%)

               COMMON STOCKS (2.0%)

               CONSUMER STAPLES (0.2%)
               -----------------------
               PACKAGED FOODS & MEAT (0.2%)
      19,500   Unilever N.V.                                                                         816
                                                                                             -----------
               ENERGY (0.4%)
               -------------
               INTEGRATED OIL & GAS (0.4%)
      27,983   Royal Dutch Shell plc ADR "A"                                                       1,595
                                                                                             -----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
               FINANCIALS (0.3%)
               -----------------
               DIVERSIFIED BANKS (0.3%)
      34,300   HSBC Holdings plc ADR                                                         $     1,537
                                                                                             -----------
               HEALTH CARE (0.4%)
               ------------------
               PHARMACEUTICALS (0.4%)
      16,800   Novartis AG ADR                                                                     1,652
       6,700   Sanofi ADR                                                                            332
                                                                                             -----------
                                                                                                   1,984
                                                                                             -----------
               Total Health Care                                                                   1,984
                                                                                             -----------
               MATERIALS (0.2%)
               ----------------
               DIVERSIFIED METALS & MINING (0.2%)
      19,500   Rio Tinto plc ADR                                                                     804
                                                                                             -----------
               TELECOMMUNICATION SERVICES (0.4%)
               ---------------------------------
               WIRELESS TELECOMMUNICATION SERVICES (0.4%)
      21,100   Rogers Communications, Inc. "B"                                                       750
      30,100   Vodafone Group plc ADR                                                              1,097
                                                                                             -----------
                                                                                                   1,847
                                                                                             -----------
               Total Telecommunication Services                                                    1,847
                                                                                             -----------
               UTILITIES (0.1%)
               ----------------
               MULTI-UTILITIES (0.1%)
       4,800   National Grid plc ADR                                                                 310
                                                                                             -----------
               Total Common Stocks (cost: $9,315)                                                  8,893
                                                                                             -----------

               EXCHANGE-TRADED FUNDS (12.0%)
     200,000   EGShares Emerging Markets Consumer ETF                                              5,212
     494,700   iShares Core MSCI Emerging Markets ETF                                             23,765
      58,139   iShares MSCI Turkey ETF                                                             2,625
     123,000   PowerShares FTSE RAFI Emerging Markets Portfolio                                    2,368
      14,800   SPDR S&P China ETF                                                                  1,316
     218,200   SPDR S&P Global Natural Resources ETF                                               9,175
      84,304   WisdomTree Emerging Markets Equity Income Fund                                      3,661
      80,000   WisdomTree Emerging Markets SmallCap Dividend Fund                                  3,471
     150,000   WisdomTree India Earnings Fund                                                      3,251
                                                                                             -----------
               Total Exchange-Traded Funds (cost: $58,833)                                        54,844
                                                                                             -----------
               FIXED-INCOME EXCHANGE-TRADED FUNDS (3.3%)
     390,000   WisdomTree Emerging Markets Local Debt Fund (cost $19,532)                         15,159
                                                                                             -----------
               Total International Equity Securities (cost: $87,680)                              78,896
                                                                                             -----------

================================================================================

16  | USAA REAL RETURN FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
               PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (13.3%)

               GOLD (1.1%)

               AFRICAN GOLD COMPANIES (0.1%)
      18,500   AngloGold Ashanti Ltd. ADR*                                                   $       166
      57,000   Gold Fields Ltd. ADR                                                                  184
     135,000   Harmony Gold Mining Co. Ltd. ADR*                                                     181
                                                                                             -----------
                                                                                                     531
                                                                                             -----------
               AUSTRALIAN GOLD COMPANIES (0.1%)
      27,800   Newcrest Mining Ltd.*                                                                 279
                                                                                             -----------
               EUROPEAN GOLD COMPANIES (0.1%)
       6,000   Randgold Resources Ltd. ADR                                                           402
                                                                                             -----------
               NORTH AMERICAN GOLD COMPANIES (0.7%)
       8,500   Agnico-Eagle Mines Ltd.                                                               241
      15,000   Alamos Gold, Inc.                                                                      85
      45,000   AuRico Gold, Inc.                                                                     128
     237,600   B2Gold Corp.*                                                                         363
      11,200   Barrick Gold Corp.                                                                    119
      73,000   Centerra Gold, Inc.                                                                   415
     104,700   Dundee Precious Metals, Inc.*                                                         213
      77,000   Eldorado Gold Corp.                                                                   319
      18,500   Goldcorp, Inc.                                                                        300
      46,000   Kinross Gold Corp.*                                                                   107
      50,000   New Gold, Inc.*                                                                       135
      11,100   Newmont Mining Corp.                                                                  259
       6,500   Royal Gold, Inc.                                                                      400
      80,000   SEMAFO, Inc.*                                                                         215
      39,000   Yamana Gold, Inc.                                                                     117
                                                                                             -----------
                                                                                                   3,416
                                                                                             -----------
               SOUTH AMERICAN GOLD COMPANIES (0.1%)
      43,100   Compania de Minas Buenaventura S.A. ADR                                               447
                                                                                             -----------
               Total Gold (cost: $10,375)                                                          5,075
                                                                                             -----------
               SILVER (0.2%)
      46,000   Pan American Silver Corp.                                                             395
      21,000   Silver Wheaton Corp.                                                                  364
                                                                                             -----------
               Total Silver (cost: $1,231)                                                           759
                                                                                             -----------
               EXCHANGE-TRADED FUNDS (12.0%)
     264,600   First Trust Global Tactical Commodity Strategy Fund*                                6,559
     800,000   iShares Gold Trust*                                                                 9,072
     160,000   iShares Silver Trust*                                                               2,405

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
      11,300   Market Vectors Oil Service ETF                                                $       394
     495,000   PowerShares DB Commodity Index Tracking Fund*                                       8,910
      46,100   SPDR S&P Oil & Gas Exploration & Production ETF                                     2,151
     531,900   United States Commodity Index Fund*                                                25,090
                                                                                             -----------
               Total Exchange-Traded Funds (cost: $59,090)                                        54,581
                                                                                             -----------
               Total Precious Metals and Commodity-Related Securities (cost: $70,696)             60,415
                                                                                             -----------

               GLOBAL REAL ESTATE EQUITY SECURITIES (8.8%)

               COMMON STOCKS (4.8%)

               REITs - DIVERSIFIED (0.5%)
     105,000   Cousins Properties, Inc.                                                            1,090
     110,000   Spirit Realty Capital, Inc.                                                         1,064
                                                                                             -----------
                                                                                                   2,154
                                                                                             -----------
               REITs - HEALTH CARE (0.3%)
      20,000   Health Care REIT, Inc.                                                              1,313
                                                                                             -----------
               REITs - HOTEL & RESORT (0.3%)
      90,823   Sunstone Hotel Investors, Inc.                                                      1,363
                                                                                             -----------
               REITs - INDUSTRIAL (0.2%)
      30,000   ProLogis, Inc.                                                                      1,113
                                                                                             -----------
               REITs - OFFICE (0.7%)
      40,000   BioMed Realty Trust, Inc.                                                             774
      11,000   Boston Properties, Inc.                                                             1,331
      12,000   Vornado Realty Trust                                                                1,139
                                                                                             -----------
                                                                                                   3,244
                                                                                             -----------
               REITs - RESIDENTIAL (1.1%)
      16,600   American Campus Communities, Inc.                                                     626
      10,000   AvalonBay Communities, Inc.                                                         1,599
      25,000   Equity LifeStyle Properties, Inc.                                                   1,314
      21,000   Equity Residential                                                                  1,473
                                                                                             -----------
                                                                                                   5,012
                                                                                             -----------
               REITs - RETAIL (1.3%)
      10,100   Federal Realty Investment Trust                                                     1,294
      40,000   Kimco Realty Corp.                                                                    902
      13,200   Regency Centers Corp.                                                                 778
      18,602   Retail Properties of America "A"                                                      259
       7,000   Simon Property Group, Inc.                                                          1,211
      26,600   Tanger Factory Outlet Centers, Inc.                                                   843
       9,600   Taubman Centers, Inc.                                                                 667
       6,000   Urban Edge Properties                                                                 125
                                                                                             -----------
                                                                                                   6,079
                                                                                             -----------

================================================================================

18  | USAA REAL RETURN FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES      SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
               REITs - SPECIALIZED (0.4%)
      10,020   American Tower Corp.                                                          $       935
       5,300   Public Storage                                                                        977
                                                                                             -----------
                                                                                                   1,912
                                                                                             -----------
               Total Common Stocks (cost: $21,090)                                                22,190
                                                                                             -----------

               EXCHANGE-TRADED FUNDS (4.0%)
     243,000   Vanguard REIT ETF (cost $20,329)                                                   18,150
                                                                                             -----------
               Total Global Real Estate Equity Securities (cost: $41,419)                         40,340
                                                                                             -----------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                          COUPON
(000)                                                            RATE           MATURITY
--------------------------------------------------------------------------------------------------------
              BONDS (45.2%)

              CORPORATE OBLIGATIONS (9.9%)

              CONSUMER DISCRETIONARY (0.4%)
              -----------------------------
              APPAREL RETAIL (0.2%)
$     1,000   L Brands, Inc.                                     6.95%          3/01/2033          1,070
                                                                                                --------
              SPECIALTY STORES (0.2%)
        938   Harbor Freight Tools USA, Inc.(b)                  4.75           7/26/2019            943
                                                                                                --------
              Total Consumer Discretionary                                                         2,013
                                                                                                --------
              CONSUMER STAPLES (0.2%)
              -----------------------
              PACKAGED FOODS & MEAT (0.2%)
      1,000   H.J. Heinz Co.(a)                                  4.88           2/15/2025          1,091
                                                                                                --------
              ENERGY (2.5%)
              -------------
              OIL & GAS EQUIPMENT & SERVICES (0.2%)
      1,000   Exterran Partners, LP                              6.00           4/01/2021            970
                                                                                                --------
              OIL & GAS EXPLORATION & PRODUCTION (0.4%)
        500   Berry Petroleum Co.                                6.75          11/01/2020            398
      1,000   QEP Resources, Inc.(c)                             6.80           3/01/2020          1,036
      1,000   Samson Investment Co.(b)                           5.00           9/25/2018            399
                                                                                                --------
                                                                                                   1,833
                                                                                                --------
              OIL & GAS REFINING & MARKETING (0.1%)
        398   Tesoro Corp.(b)                                    2.44           5/30/2016            397
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)         SECURITY                                           RATE           MATURITY           (000)
--------------------------------------------------------------------------------------------------------
              OIL & GAS STORAGE & TRANSPORTATION (1.8%)
$     1,000   Enbridge Energy Partners, LP                       8.05%         10/01/2077       $  1,030
      1,000   Energy Transfer Partners, LP                       3.30(d)       11/01/2066            860
      1,000   Enterprise Products Operating, LLC(c)              7.00           6/01/2067          1,003
      1,000   Genesis Energy, LP & Genesis Energy Finance Corp.  5.75           2/15/2021            993
      1,000   Kinder Morgan, Inc.(a)                             5.00           2/15/2021          1,059
        819   NGPL PipeCo, LLC(b)                                6.75           9/15/2017            785
      1,000   NGPL PipeCo, LLC(a)                                9.63           6/01/2019          1,017
      1,310   Targa Resources Partners, LP(e)                    6.88           2/01/2021          1,366
                                                                                                --------
                                                                                                   8,113
                                                                                                --------
              Total Energy                                                                        11,313
                                                                                                --------
              FINANCIALS (2.4%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
        890   NTC Capital I                                      0.80(d)        1/15/2027            775
        823   Walter Investment Management Corp.(b)              4.75          12/19/2020            780
                                                                                                --------
                                                                                                   1,555
                                                                                                --------
              DIVERSIFIED BANKS (0.4%)
      2,000   JPMorgan Chase Capital XXI                         1.23(d)        1/15/2087          1,670
                                                                                                --------
              MULTI-LINE INSURANCE (0.5%)
      1,000   Genworth Holdings, Inc.(e)                         6.15          11/15/2066            613
      2,000   Glen Meadow Pass-Through Trust(a)                  6.51           2/12/2067          1,865
                                                                                                --------
                                                                                                   2,478
                                                                                                --------
              PROPERTY & CASUALTY INSURANCE (0.4%)
        500   HSB Group, Inc.(f)                                 1.19(d)        7/15/2027            355
      1,564   Oil Insurance Ltd.(a)                              3.26(d)                -(g)       1,349
                                                                                                --------
                                                                                                   1,704
                                                                                                --------
              REGIONAL BANKS (0.8%)
      1,000   CoBank ACB(a)                                      0.89(d)        6/15/2022            944
      1,000   First Maryland Capital Trust I                     1.28(d)        1/15/2027            896
      2,000   KeyCorp Capital I                                  1.01(d)        7/01/2028          1,698
                                                                                                --------
                                                                                                   3,538
                                                                                                --------
              Total Financials                                                                    10,945
                                                                                                --------
              HEALTH CARE (1.5%)
              ------------------
              HEALTH CARE FACILITIES (1.2%)
      1,000   Community Health Systems, Inc.                     7.13           7/15/2020          1,062
      1,500   HCA Holdings, Inc.                                 6.25           2/15/2021          1,620
        500   HCA, Inc.                                          5.38           2/01/2025            509
        500   HealthSouth Corp.                                  5.13           3/15/2023            499

================================================================================

20  | USAA REAL RETURN FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)         SECURITY                                           RATE           MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$       500   Tenet Healthcare Corp.(a)                          3.79%(d)       6/15/2020       $    505
      1,000   Tenet Healthcare Corp.                             6.00          10/01/2020          1,069
                                                                                                --------
                                                                                                   5,264
                                                                                                --------
              PHARMACEUTICALS (0.3%)
      1,500   Valeant Pharmaceuticals International, Inc.(a)     6.75           8/15/2021          1,568
                                                                                                --------
              Total Health Care                                                                    6,832
                                                                                                --------
              INDUSTRIALS (0.2%)
              ------------------
              TRADING COMPANIES & DISTRIBUTORS (0.2%)
      1,000   ILFC E-Capital Trust I(a),(c)                      4.69(d)       12/21/2065            993
                                                                                                --------
              INFORMATION TECHNOLOGY (0.1%)
              -----------------------------
              DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
        491   SunGard Data Systems, Inc.                         7.38          11/15/2018            509
                                                                                                --------
              MATERIALS (0.2%)
              ----------------
              METAL & GLASS CONTAINERS (0.2%)
      1,000   Anchor Glass Container Corp.(b),(h)                4.50           6/10/2022          1,002
                                                                                                --------
              TELECOMMUNICATION SERVICES (0.3%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.2%)
      1,000   Frontier Communications Corp.(c)                   7.88           1/15/2027            930
                                                                                                --------
              WIRELESS TELECOMMUNICATION SERVICES (0.1%)
        500   SBA Telecommunications, Inc.                       5.75           7/15/2020            521
                                                                                                --------
              Total Telecommunication Services                                                     1,451
                                                                                                --------
              UTILITIES (2.1%)
              ----------------
              ELECTRIC UTILITIES (0.4%)
      2,000   PPL Capital Funding, Inc.(c)                       6.70           3/30/2067          1,767
                                                                                                --------
              INDEPENDENT POWER PRODUCERS &
                 ENERGY TRADERS (0.5%)
      1,000   AES Corp.                                          7.38           7/01/2021          1,102
      1,000   NRG Energy, Inc.                                   6.63           3/15/2023          1,035
                                                                                                --------
                                                                                                   2,137
                                                                                                --------
              MULTI-UTILITIES (1.2%)
      1,000   Dominion Resources, Inc.                           2.58(d)        9/30/2066            904
      1,000   Integrys Energy Group, Inc.                        6.11          12/01/2066            950
      2,900   Puget Sound Energy, Inc.(c)                        6.97           6/01/2067          2,669
      1,000   Wisconsin Energy Corp.                             6.25           5/15/2067            935
                                                                                                --------
                                                                                                   5,458
                                                                                                --------
              Total Utilities                                                                      9,362
                                                                                                --------
              Total Corporate Obligations (cost: $45,889)                                         45,511
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)(K)      SECURITY                                           RATE           MATURITY           (000)
--------------------------------------------------------------------------------------------------------
              EURODOLLAR AND YANKEE OBLIGATIONS (1.6%)

              FINANCIALS (1.1%)
              -----------------
              DIVERSIFIED BANKS (0.4%)
$     2,800   HSBC Bank plc                                      0.75%                  -(g)    $  1,786
                                                                                                --------
              LIFE & HEALTH INSURANCE (0.2%)
      1,000   Great-West Life & Annuity Insurance Capital, LP(a) 7.15           5/16/2046          1,022
                                                                                                --------
              PROPERTY & CASUALTY INSURANCE (0.5%)
      2,000   QBE Capital Funding III Ltd.(a)                    7.25           5/24/2041          2,219
                                                                                                --------
              Total Financials                                                                     5,027
                                                                                                --------
              INDUSTRIALS (0.3%)
              ------------------
              AIRLINES (0.2%)
      1,000   Air Canada "C" Pass-Through Trust(a)               5.00           9/15/2020            998
                                                                                                --------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.1%)
        500   Sensata Technologies B.V.(a)                       5.00          10/01/2025            488
                                                                                                --------
              Total Industrials                                                                    1,486
                                                                                                --------
              MATERIALS (0.2%)
              ----------------
              GOLD (0.2%)
      1,000   Eldorado Gold Corp.(a)                             6.13          12/15/2020            995
                                                                                                --------
              Total Eurodollar and Yankee Obligations (cost: $6,880)                               7,508
                                                                                                --------
              FOREIGN CORPORATE BONDS (3.9%)

              CONSUMER DISCRETIONARY (0.2%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.1%)
GBP     300   Volkswagen Financial Services N.V.                 1.25          12/15/2016            472
                                                                                                --------
              CABLE & SATELLITE (0.1%)
GBP     120   Comcast Corp.                                      5.50          11/23/2029            228
                                                                                                --------
              Total Consumer Discretionary                                                           700
                                                                                                --------
              CONSUMER STAPLES (0.8%)
              -----------------------
              BREWERS (0.2%)
EUR   1,000   Anheuser-Busch Inbev N.V.                          1.95           9/30/2021          1,168
                                                                                                --------
              DISTILLERS & VINTNERS (0.1%)
EUR     370   Bacardi Ltd.                                       2.75           7/03/2023            440
                                                                                                --------
              HYPERMARKETS & SUPER CENTERS (0.3%)
JPY 100,000   Wal-Mart Stores, Inc.                              0.94           7/28/2015            817
EUR     350   Wal-Mart Stores, Inc.                              2.55           4/08/2026            419
                                                                                                --------
                                                                                                   1,236
                                                                                                --------

================================================================================

22  | USAA REAL RETURN FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)(K)      SECURITY                                           RATE           MATURITY           (000)
--------------------------------------------------------------------------------------------------------
              PACKAGED FOODS & MEAT (0.1%)
CHF     400   Mondelez International, Inc.                       0.63%         12/30/2021       $    435
                                                                                                --------
              SOFT DRINKS (0.1%)
GBP     330   PepsiCo, Inc.                                      2.50          11/01/2022            512
                                                                                                --------
              Total Consumer Staples                                                               3,791
                                                                                                --------
              ENERGY (0.2%)
              -------------
              INTEGRATED OIL & GAS (0.1%)
CAD     240   BP Capital Markets plc                             2.74           2/24/2017            196
GBP     130   BP Capital Markets plc                             4.33          12/10/2018            221
MXN   3,400   Petroleos Mexicanos                                7.65          11/24/2021            223
                                                                                                --------
                                                                                                     640
                                                                                                --------
              OIL & GAS STORAGE & TRANSPORTATION (0.1%)
CAD     230   Trans-Canada Pipelines                             3.65          11/15/2021            199
                                                                                                --------
              Total Energy                                                                           839
                                                                                                --------
              FINANCIALS (1.4%)
              -----------------
              DIVERSIFIED BANKS (0.7%)
CNY   1,900   Bank of China Ltd.                                 3.45           1/16/2017            306
CAD     240   Bank of Nova Scotia                                3.04          10/18/2024            201
GBP     130   Barclays Bank plc                                  5.75           8/17/2021            240
EUR     340   BNP Paribas                                        5.43           9/07/2017            418
JPY 100,000   Citigroup, Inc.                                    1.27           6/04/2018            836
GBP     140   Commonwealth Bank of Australia                     3.88          12/14/2015            223
EUR     350   Danske Bank A/S                                    3.88           5/18/2016            403
GBP     127   Lloyds Bank plc                                    2.50           6/01/2022            195
GBP     130   Lloyds Bank plc                                    4.88           3/30/2027            244
EUR     360   Rabobank Nederland                                 3.75          11/09/2020            436
                                                                                                --------
                                                                                                   3,502
                                                                                                --------
              DIVERSIFIED CAPITAL MARKETS (0.1%)
EUR     350   Deutsche Bank AG                                   5.00           6/24/2020            445
                                                                                                --------
              DIVERSIFIED REAL ESTATE ACTIVITIES (0.1%)
CAD     290   Brookfield Asset Management, Inc.                  3.95           4/09/2019            247
                                                                                                --------
              LIFE & HEALTH INSURANCE (0.1%)
CAD     218   Great-West Lifeco, Inc.                            4.65           8/13/2020            197
EUR     384   Met Life Global Funding I                          0.88           1/20/2022            414
                                                                                                --------
                                                                                                     611
                                                                                                --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (0.3%)
MXN   4,000   General Electric Capital Corp.                     8.87           6/02/2018            282
EUR     350   ING Bank N.V.                                      3.88           5/24/2016            403

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)(K)      SECURITY                                           RATE           MATURITY           (000)
--------------------------------------------------------------------------------------------------------
EUR     360   KFW                                                1.88%          3/20/2019       $    429
SEK   2,000   KFW                                                5.00          12/01/2020            292
                                                                                                --------
                                                                                                   1,406
                                                                                                --------
              PROPERTY & CASUALTY INSURANCE (0.1%)
AUD     300   Suncorp-Metway Ltd.                                3.75          11/05/2019            236
                                                                                                --------
              Total Financials                                                                     6,447
                                                                                                --------
              GOVERNMENT (0.4%)
              -----------------
EUR     360   European Financial Stability Facility              2.00           5/15/2017            416
EUR     350   European Financial Stability Facility              2.63           5/02/2019            427
EUR     700   European Union                                     2.75           9/21/2021            890
                                                                                                --------
                                                                                                   1,733
                                                                                                --------
              Total Government                                                                     1,733
                                                                                                --------
              HEALTH CARE (0.2%)
              ------------------
              BIOTECHNOLOGY (0.1%)
EUR     370   Amgen, Inc.                                        2.13           9/13/2019            434
                                                                                                --------
              PHARMACEUTICALS (0.1%)
EUR     350   Teva Pharmaceutical Finance IV B.V.                2.88           4/15/2019            419
                                                                                                --------
              Total Health Care                                                                      853
                                                                                                --------
              INDUSTRIALS (0.1%)
              ------------------
              INDUSTRIAL CONGLOMERATES (0.1%)
CAD     200   GE Capital Canada Funding Company                  5.73          10/22/2037            209
                                                                                                --------
              INFORMATION TECHNOLOGY (0.1%)
              -----------------------------
              IT CONSULTING & OTHER SERVICES (0.1%)
CAD     250   IBM Corp.                                          2.20           2/10/2017            203
                                                                                                --------
              MATERIALS (0.5%)
              ----------------
              DIVERSIFIED METALS & MINING (0.4%)
AUD     480   BHP Billiton Finance Ltd.                          3.75          10/18/2017            376
EUR     350   BHP Billiton Finance Ltd.                          3.25           9/24/2027            449
EUR     380   Glencore Finance Dubai Ltd.                        1.75           5/19/2016            429
CHF     500   Glencore Finance Europe                            2.63          12/03/2018            577
                                                                                                --------
                                                                                                   1,831
                                                                                                --------
              STEEL (0.1%)
EUR     370   Vale S.A.                                          3.75           1/10/2023            428
                                                                                                --------
              Total Materials                                                                      2,259
                                                                                                --------
              Total Foreign Corporate Bonds (cost: $18,646)                                       17,034
                                                                                                --------

================================================================================

24  | USAA REAL RETURN FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)(K)      SECURITY                                           RATE           MATURITY           (000)
--------------------------------------------------------------------------------------------------------
              FOREIGN GOVERNMENT OBLIGATIONS (1.1%)
CNY   1,500   China Government Bond                              3.00%          5/21/2020       $    240
CAD     240   Financement-Quebec                                 2.40          12/01/2018            201
EUR     340   Government of France                               3.25          10/25/2021            443
JPY  40,950   Japan                                              1.30           3/20/2019            350
JPY  38,550   Japan                                              2.20           6/22/2020            347
JPY  42,450   Japan                                              0.80           6/20/2022            361
JPY 124,250   Japan                                              1.60           6/20/2030          1,127
PLN     931   Poland Government Bond                             3.75           4/25/2018            258
CAD     185   Province of British Columbia                       5.70           6/18/2029            199
CAD     245   Province of Ontario                                2.85           6/02/2023            206
AUD     445   Queensland Treasury Corp.                          6.00           4/21/2016            354
EUR     340   Republic of Austria(a)                             3.15           6/20/2044            494
GBP     130   UK Treasury                                        3.75           9/07/2020            227
GBP     130   UK Treasury                                        4.25           3/07/2036            257
                                                                                                --------
                                                                                                   5,064
                                                                                                --------
              Total Foreign Government Obligations (cost: $5,796)                                  5,064
                                                                                                --------

              FOREIGN MORTGAGE-BACKED SECURITIES (0.0%)

              FINANCIALS (0.0%)
              -----------------
SEK   1,050   Kommuninvest I Sverige AB (cost: $162)             2.75           8/12/2015            127
                                                                                                --------

              ASSET-BACKED SECURITIES (0.7%)

              FINANCIALS (0.7%)
              -----------------
              ASSET-BACKED FINANCING (0.7%)
$        95   ARI Fleet Lease Trust(a)                           0.74(d)        3/15/2020             95
        333   Arran Residential Mortgages Funding plc(a)         1.73(d)       11/19/2047            335
      1,442   Nelnet Student Loan Trust(a)                       0.79(d)        6/25/2041          1,452
      1,338   Trip Rail Master Funding, LLC(a)                   2.69(d)        7/15/2041          1,362
                                                                                                --------
                                                                                                   3,244
                                                                                                --------
              Total Financials                                                                     3,244
                                                                                                --------
              Total Asset-Backed Securities (cost: $3,258)                                         3,244
                                                                                                --------

              COMMERCIAL MORTGAGE SECURITIES (1.8%)

              FINANCIALS (1.8%)
              -----------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (1.4%)
      1,000   GE Capital Commercial Mortgage Corp.               5.45           3/10/2044          1,004
      1,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                 5.04          10/15/2042          1,002

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                          COUPON                             VALUE
(000)         SECURITY                                           RATE           MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$     1,000   J.P. Morgan Chase Commercial Mortgage
                  Securities Corp.                               5.57%          4/15/2043       $  1,019
      1,000   Merrill Lynch Mortgage Trust                       5.14           7/12/2038          1,000
        500   Merrill Lynch Mortgage Trust                       5.87           5/12/2039            504
      2,000   Morgan Stanley Capital I Trust                     5.68           3/12/2044          2,030
                                                                                                --------
                                                                                                   6,559
                                                                                                --------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.4%)
     26,052   Freddie Mac Pass-Through Certificates              1.80           6/25/2020          1,635
                                                                                                --------
              Total Financials                                                                     8,194
                                                                                                --------
              Total Commercial Mortgage Securities (cost: $8,033)                                  8,194
                                                                                                --------

              U.S. TREASURY SECURITIES (26.2%)

              INFLATION-INDEXED NOTES (26.2%)
        387   1.88%, 7/15/2015                                                                       388
      1,944   2.00%, 1/15/2016                                                                     1,973
        416   2.50%, 7/15/2016                                                                       431
      1,608   2.38%, 1/15/2017                                                                     1,687
      3,377   0.13%, 4/15/2017                                                                     3,424
      1,584   2.63%, 7/15/2017                                                                     1,701
      1,185   1.63%, 1/15/2018                                                                     1,252
      5,461   0.13%, 4/15/2018                                                                     5,549
         31   1.38%, 7/15/2018                                                                        33
        237   2.13%, 1/15/2019                                                                       258
      3,534   0.13%, 4/15/2019                                                                     3,581
        337   1.88%, 7/15/2019                                                                       368
      4,749   1.38%, 1/15/2020                                                                     5,083
      8,858   1.25%, 7/15/2020                                                                     9,489
      4,578   1.13%, 1/15/2021                                                                     4,848
      8,302   0.63%, 7/15/2021                                                                     8,580
      9,337   0.13%, 1/15/2022                                                                     9,265
      4,727   0.13%, 7/15/2022                                                                     4,697
      9,749   0.13%, 1/15/2023                                                                     9,589
      5,968   0.38%, 7/15/2023                                                                     5,996
      3,042   0.63%, 1/15/2024                                                                     3,097
      2,989   0.13%, 7/15/2024                                                                     2,920
        654   2.38%, 1/15/2025                                                                       770
        432   2.00%, 1/15/2026                                                                       496
      1,565   2.38%, 1/15/2027                                                                     1,875
      1,477   1.75%, 1/15/2028                                                                     1,676
      1,744   3.63%, 4/15/2028                                                                     2,380
      8,077   2.50%, 1/15/2029                                                                     9,973
      1,877   3.88%, 4/15/2029                                                                     2,662

================================================================================

26  | USAA REAL RETURN FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                                                             VALUE
(000)         SECURITY                                                                             (000)
--------------------------------------------------------------------------------------------------------
$     1,422   3.38%, 4/15/2032                                                                  $  2,008
        231   2.13%, 2/15/2040                                                                       285
      1,314   2.13%, 2/15/2041                                                                     1,633
      1,730   0.75%, 2/15/2042                                                                     1,594
      5,166   0.63%, 2/15/2043                                                                     4,592
      2,741   1.38%, 2/15/2044                                                                     2,932
      2,512   0.75%, 2/15/2045                                                                     2,300
                                                                                                --------
                                                                                                 119,385
                                                                                                --------
              Total U.S. Treasury Securities (cost: $119,392)                                    119,385
                                                                                                --------
              Total Bonds (cost: $208,056)                                                       206,067
                                                                                                --------

--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
---------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (1.0%)

              MONEY MARKET FUNDS (1.0%)
  4,702,815   State Street Institutional Liquid Reserves Fund
                 Premier Class, 0.11%(i) (cost: $4,703)                                            4,703
                                                                                                --------
              TOTAL INVESTMENTS (COST: $466,243)                                                $453,166
                                                                                                ========

--------------------------------------------------------------------------------------------------------
                                                                                             UNREALIZED
NUMBER OF                                                                   CONTRACT       APPRECIATION/
CONTRACTS                                                   EXPIRATION        VALUE        (DEPRECIATION)
LONG/(SHORT)  SECURITY                                         DATE           (000)                 (000)
--------------------------------------------------------------------------------------------------------
              FUTURES (1.5%)(j)
         45   US Treasury Bond                              9/21/2015        6,788                  (41)
                                                                            ------           ----------
              Total Futures                                                 $6,788           $      (41)
                                                                            ======           ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                                  VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
                                                (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                            QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                        IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                               FOR IDENTICAL ASSETS              INPUTS         INPUTS       TOTAL
--------------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                                  $ 54,161             $     -           $  -    $ 54,161
  Preferred Stocks                                      -                 683              -         683
  Equity Exchange-Traded Funds                        887                   -              -         887
  Fixed-Income Exchange-Traded Funds                7,014                   -              -       7,014
International Equity Securities:
  Common Stocks                                     8,893                   -              -       8,893
  Exchange-Traded Funds                            54,844                   -              -      54,844
  Fixed-Income Exchange-Traded Funds               15,159                   -              -      15,159
Precious Metals and Commodity-Related
Securities:
  Gold                                              5,075                   -              -       5,075
  Silver                                              759                   -              -         759
  Exchange-Traded Funds                            54,581                   -              -      54,581
Global Real Estate Equity Securities:
  Common Stocks                                    22,190                   -              -      22,190
  Exchange-Traded Funds                            18,150                   -              -      18,150
Bonds:
  Corporate Obligations                                 -              45,156            355      45,511
  Eurodollar and Yankee Obligations                     -               7,508              -       7,508
  Foreign Corporate Bonds                               -              17,034              -      17,034
  Foreign Government Obligations                        -               5,064              -       5,064
Foreign Mortgage-Backed Securities:
     Financials                                         -                 127              -         127
  Asset-Backed Securities                               -               3,244              -       3,244
  Commercial Mortgage Securities                        -               8,194              -       8,194
  U.S. Treasury Securities                        119,385                   -              -     119,385
Money Market Instruments:
  Money Market Funds                                4,703                   -              -       4,703
--------------------------------------------------------------------------------------------------------
  Total                                          $365,801             $87,010           $355    $453,166
--------------------------------------------------------------------------------------------------------
LIABILITY
--------------------------------------------------------------------------------------------------------
Futures(1)                                            (41)                  -              -         (41)
--------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/depreciation on the investment.

================================================================================

28  | USAA REAL RETURN FUND

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                                                               CORPORATE
                                                                                             OBLIGATIONS
--------------------------------------------------------------------------------------------------------
Balance as of December 31, 2014                                                                     $342
Purchases                                                                                              -
Sales                                                                                                  -
Transfers into Level 3                                                                                 -
Transfers out of Level 3                                                                               -
Net realized gain (loss) on investments                                                                -
Change in net unrealized appreciation/depreciation of investments                                     13
--------------------------------------------------------------------------------------------------------
Balance as of June 30, 2015                                                                         $355
--------------------------------------------------------------------------------------------------------

For the period of January 1, 2015, through June 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 24.0% of net assets at June 30, 2015.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o  CATEGORIES AND DEFINITIONS

   ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates

================================================================================

30  | USAA REAL RETURN FUND

================================================================================

   of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

   EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

   INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

   U.S. TREASURY INFLATION-INDEXED NOTES - Designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices. Inflation adjustments to the face value of these securities are included in interest income.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

o  PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
   AUD   Australian dollars
   CAD   Canadian dollars
   CHF   Swiss Francs
   CNY   China Yuan Renminbi
   EUR   European Euros
   GBP   UK Pound Sterling
   JPY   Japanese Yen
   MXN   Mexican Peso
   PLN   Polish Zloty
   REIT  Real estate investment trust
   SEK   Swedish Krona

o  SPECIFIC NOTES

   (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

   (b) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents

================================================================================

32  | USAA REAL RETURN FUND

================================================================================

        the current rate at June 30, 2015. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (c) The security, or a portion thereof, is segregated to cover the value of open futures contracts at June 30, 2015.

   (d) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at June 30, 2015.

   (e) At June 30, 2015, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

   (f) Security was fair valued at June 30, 2015, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $355,000, which represented 0.1% of the Fund's net assets.

   (g) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

   (h) At June 30, 2015, the aggregate market value of securities purchased on a delayed-delivery basis was $1,002,000.

   (i) Rate represents the money market fund annualized seven-day yield at June 30, 2015.

   (j) Cash with a value of $216,000 is segregated as collateral for initial margin requirements on open futures contracts.

   (k)  In U.S. dollars unless otherwise noted.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $466,243)        $453,166
   Cash                                                                      366
   Cash denominated in foreign currencies (identified cost of $451)          444
   Receivables:
      Capital shares sold                                                    401
      Dividends and interest                                               2,342
      Securities sold                                                        687
                                                                        --------
         Total assets                                                    457,406
                                                                        ========
LIABILITIES
   Payables:
      Securities purchased                                                   995
      Capital shares redeemed                                                214
   Accrued management fees                                                   188
   Accrued transfer agent's fees                                              20
   Other accrued expenses and payables                                       142
                                                                        --------
         Total liabilities                                                 1,559
                                                                        --------
            Net assets applicable to capital shares outstanding         $455,847
                                                                        ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                      $475,844
   Accumulated undistributed net investment income                           605
   Accumulated net realized loss on investments and options               (7,474)
   Net unrealized depreciation of investments and futures contracts      (13,118)
   Net unrealized depreciation of foreign currency translations              (10)
                                                                        --------
            Net assets applicable to capital shares outstanding         $455,847
                                                                        ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $74,411/7,582 shares outstanding)      $   9.81
                                                                        ========
      Institutional Shares (net assets of $381,436/38,836
            shares outstanding)                                         $   9.82
                                                                        ========

See accompanying notes to financial statements.

================================================================================

34  | USAA REAL RETURN FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $25)                     $  2,471
   Interest                                                                1,933
                                                                        --------
            Total income                                                   4,404
                                                                        --------
EXPENSES
   Management fees                                                         1,144
   Administration and servicing fees:
      Fund Shares                                                             58
      Institutional Shares                                                   190
   Transfer agent's fees:
      Fund Shares                                                             93
      Institutional Shares                                                   190
   Custody and accounting fees:
      Fund Shares                                                             17
      Institutional Shares                                                    74
   Postage:
      Fund Shares                                                              2
      Institutional Shares                                                    48
   Shareholder reporting fees:
      Fund Shares                                                              4
      Institutional Shares                                                    22
   Trustees' fees                                                             13
   Registration fees:
      Fund Shares                                                              9
      Institutional Shares                                                    10
   Professional fees                                                          44
   Other                                                                       7
                                                                        --------
            Total expenses                                                 1,925
                                                                        --------
NET INVESTMENT INCOME                                                      2,479
                                                                        --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, FUTURES CONTRACTS
   Net realized gain (loss) on:
      Unaffiliated transactions                                           (7,014)
      Affiliated transactions (Note 8)                                        46
      Foreign currency transactions                                         (293)
      Options                                                                (35)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                         (1,554)
      Foreign currency translations                                           72
      Options                                                                  1
      Futures contracts                                                      (41)
                                                                        --------
            Net realized and unrealized loss                              (8,818)
                                                                        --------
   Decrease in net assets resulting from operations                     $ (6,339)
                                                                        ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended June 30, 2015 (unaudited), and year ended December 31,
2014

--------------------------------------------------------------------------------

                                                                                6/30/2015     12/31/2014
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                          $  2,479      $  9,035
   Net realized gain (loss) on investments                                          (6,968)        2,289
   Net realized loss on foreign currency transactions                                 (293)          (24)
   Net realized loss on options                                                        (35)            -
   Change in net unrealized appreciation/depreciation of:
      Investments                                                                   (1,554)      (11,526)
      Foreign currency translations                                                     72           (85)
      Options                                                                            1            (1)
      Futures contracts                                                                (41)            -
                                                                                  ----------------------
      Decrease in net assets resulting from operations                              (6,339)         (312)
                                                                                  ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                     (235)       (1,559)
      Institutional Shares                                                          (1,585)       (7,996)
                                                                                  ----------------------
         Total distributions of net investment income                               (1,820)       (9,555)
                                                                                  ----------------------
   Net realized gains:
      Fund Shares                                                                        -          (493)
      Institutional Shares                                                               -        (2,371)
                                                                                  ----------------------
         Total distributions of net realized gains                                       -        (2,864)
                                                                                  ----------------------
      Distributions to shareholders                                                 (1,820)      (12,419)
                                                                                  ----------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                      (3,079)        3,140
   Institutional Shares                                                              6,284        58,152
                                                                                  ----------------------
         Total net increase in net assets from capital share transactions            3,205        61,292
                                                                                  ----------------------
   Net increase (decrease) in net assets                                            (4,954)       48,561

NET ASSETS
   Beginning of period                                                             460,801       412,240
                                                                                  ----------------------
   End of period                                                                  $455,847      $460,801
                                                                                  ======================
Accumulated undistributed (overdistribution of) net investment income:
    End of period                                                                 $    605      $    (54)
                                                                                  ======================

See accompanying notes to financial statements.

================================================================================

36  | USAA REAL RETURN FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Real Return Fund (the Fund), which is classified as nondiversified under the 1940 Act. The Fund's investment objective is to seek a total return that exceeds the rate of inflation over an economic cycle.

As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer, such as a single stock or bond. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because the Fund may be more susceptible to risk associated with a single issuer or economic, political, or regulatory event than a diversified fund.

The Fund consists of two classes of shares: Real Return Fund Shares (Fund Shares) and Real Return Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

38  | USAA REAL RETURN FUND

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

        of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Repurchase agreements are valued at cost, which approximates market value.

    7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of Fund NAV.

================================================================================

40  | USAA REAL RETURN FUND

================================================================================

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include preferred stocks, which are valued based on methods discussed in

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    Note 1A2 and certain bonds, which are valued based on methods discussed in
    Note 1A5.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of securities falling in the Level 3 category are primarily supported by quoted prices obtained from a broker-dealer participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at June 30, 2015, did not include master netting provisions.

================================================================================

42  | USAA REAL RETURN FUND

================================================================================

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

================================================================================

44  | USAA REAL RETURN FUND

================================================================================

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JUNE 30, 2015*
    (IN THOUSANDS)

                                         ASSET DERIVATIVES                  LIABILITY DERIVATIVES
    ------------------------------------------------------------------------------------------------
                                  STATEMENT OF                         STATEMENT OF
    DERIVATIVES NOT               ASSETS AND                           ASSETS AND
    ACCOUNTED FOR AS              LIABILITIES                          LIABILITIES
    HEDGING INSTRUMENTS           LOCATION             FAIR VALUE      LOCATION            FAIR VALUE
    -------------------------------------------------------------------------------------------------
    Interest rate contracts            -                   $-          Net unrealized         $41**
                                                                       depreciation of
                                                                       investments and
                                                                       futures contracts
    -------------------------------------------------------------------------------------------------

     * For open derivative instruments as of June 30, 2015, see the Portfolio of Investments, which also is indicative of activity for the six-month period ended June 30, 2015.

    ** Includes cumulative depreciation of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2015
    (IN THOUSANDS)

                                                                                       CHANGE IN
                                                                                       UNREALIZED
    DERIVATIVES NOT                                                REALIZED            APPRECIATION
    ACCOUNTED FOR AS          STATEMENT OF                         GAIN (LOSS)         (DEPRECIATION)
    HEDGING INSTRUMENTS       OPERATIONS LOCATION                  ON DERIVATIVES      ON DERIVATIVES
    -------------------------------------------------------------------------------------------------
    Interest rate             Change in net unrealized                 $  -                  $(41)
    contracts                 appreciation /depreciation
                              of futures contracts
    -------------------------------------------------------------------------------------------------
    Equity contracts          Net realized gain (loss) on               (35)                    1
                              options / Change in net unrealized
                              appreciation/depreciation of options
    -------------------------------------------------------------------------------------------------
    Foreign exchange          Net realized gain (loss) on                 4                     -
    contracts                 foreign currency transactions
    -------------------------------------------------------------------------------------------------
    Total                                                              $(31)                 $(40)
    -------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the

================================================================================

46  | USAA REAL RETURN FUND

================================================================================

    amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of June 30, 2015, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $995,000.

H. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended June 30, 2015, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the six-month period ended June 30, 2015, the Fund paid CAPCO facility fees of $1,000, which represents 0.6% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended June 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of December 31, 2015, in accordance with applicable tax law.

================================================================================

48  | USAA REAL RETURN FUND

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2014, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended June 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended June 30, 2015, were $105,355,000 and $90,561,000, respectively.

As of June 30, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of June 30, 2015, were $19,723,000 and $32,800,000, respectively, resulting in net unrealized depreciation of $13,077,000.

(5) CAPITAL SHARE TRANSACTIONS

At June 30, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                      SIX-MONTH
                                                     PERIOD ENDED                YEAR ENDED
                                                    JUNE 30, 2015            DECEMBER 31, 2014
                                                 ------------------------------------------------
                                                 SHARES        AMOUNT        SHARES       AMOUNT
                                                 ------------------------------------------------
FUND SHARES:
Shares sold                                       1,137     $ 11,377         1,976      $ 20,688
Shares issued from
 reinvested dividends                                24          232           196         2,027
Shares redeemed                                  (1,469)     (14,688)       (1,872)      (19,575)
                                                 -----------------------------------------------
Net increase (decrease) from capital
 share transactions                                (308)    $ (3,079)          300      $  3,140
                                                 ===============================================
INSTITUTIONAL SHARES:
Shares sold                                       3,188     $ 32,016         8,876      $ 93,664
Shares issued from
  reinvested dividends                              161        1,585           999        10,366
Shares redeemed                                  (2,717)     (27,317)       (4,396)      (45,878)
                                                 -----------------------------------------------
Net increase from capital
 share transactions                                 632     $  6,284         5,479      $ 58,152
                                                 ===============================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the six-month period ended June 30, 2015, the Fund had no subadviser(s).

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets. For the six-month

================================================================================

50  | USAA REAL RETURN FUND

================================================================================

    period ended June 30, 2015, the Fund incurred management fees, paid or payable to the Manager, of $1,144,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended June
    30, 2015, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $58,000 and $190,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended June 30, 2015, the Fund reimbursed the Manager $6,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended June 30, 2015, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $93,000 and $190,000, respectively.

D. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 18 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of June 30, 2015, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
USAA Target Retirement Income                                            3.2
USAA Target Retirement 2020                                              5.5
USAA Target Retirement 2030                                              8.6
USAA Target Retirement 2040                                              7.6
USAA Target Retirement 2050                                              3.7
USAA Target Retirement 2060                                              0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended June 30, 2015, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA fund at the then-current market price with no brokerage commissions incurred.

                                                                    NET REALIZED
                                                     COST TO          GAIN TO
    SELLER                   PURCHASER              PURCHASER         SELLER
--------------------------------------------------------------------------------
USAA Real Return        USAA Short-Term Bond        $1,048,000        $46,000

================================================================================

52  | USAA REAL RETURN FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED                                                    PERIOD ENDED
                                 JUNE 30,                   YEAR ENDED DECEMBER 31,            DECEMBER 31,
                               ----------------------------------------------------------------------------
                                  2015          2014          2013        2012        2011        2010***
                               ----------------------------------------------------------------------------
Net asset value at
  beginning of period          $  9.99          $ 10.22       $ 10.52     $  9.84     $  10.02   $  10.00
                               --------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income             .05              .20           .22         .38          .34        .08(a)
 Net realized and
  unrealized gain (loss)          (.20)            (.17)         (.27)        .71         (.12)       .00(a),(b)
                               --------------------------------------------------------------------------
Total from investment
 operations                       (.15)             .03          (.05)       1.09          .22        .08(a)
                               --------------------------------------------------------------------------
Less distributions from:
 Net investment income            (.03)            (.20)         (.22)       (.32)        (.34)      (.06)
 Realized capital gains              -             (.06)         (.03)       (.09)        (.06)         -
                               --------------------------------------------------------------------------
Total distributions               (.03)            (.26)         (.25)       (.41)        (.40)      (.06)
                               --------------------------------------------------------------------------
Net asset value at end
 of period                     $  9.81          $  9.99       $ 10.22     $ 10.52     $   9.84   $  10.02
                               ==========================================================================
Total return (%)*                (1.49)             .27          (.44)      11.13         2.18        .78
Net assets at end of
 period (000)                  $74,411          $78,826       $77,567     $70,209     $167,716   $115,893
Ratios to average
 net assets:**
 Expenses (%)(d)                  1.00(c)           .94(e)        .85         .85          .85        .85(c)
 Expenses, excluding
   reimbursements (%)(d)          1.00(c)           .99          1.22        1.51         1.48       1.61(c)
 Net investment
   income (%)                      .89(c)          1.84          2.24        3.14         3.50       3.33(c)
Portfolio turnover (%)              20               24            41          24           24          2

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2015, average net assets were $77,557,000.
*** Fund Shares commenced operations on October 18, 2010.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                     -                -          (.00%)(+)   (.00%)(+)    (.00%)(+)  (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(e) Prior to May 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund shares to 0.85% of the Fund Shares' average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(9) FINANCIAL HIGHLIGHTS (continued) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED                                                  PERIOD ENDED
                                 JUNE 30,                   YEAR ENDED DECEMBER 31,          DECEMBER 31,
                               --------------------------------------------------------------------------
                                  2015         2014          2013        2012        2011         2010***
                               --------------------------------------------------------------------------
Net asset value at
 beginning of period           $  10.00        $  10.23      $  10.53    $   9.85    $ 10.03    $ 10.00
                               ------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income              .06             .22           .25         .32        .36        .09(a)
 Net realized and
  unrealized gain (loss)           (.20)           (.17)         (.28)        .79       (.12)       .00(a),(b),(e)
                               ------------------------------------------------------------------------
Total from investment
 operations                        (.14)            .05          (.03)       1.11        .24        .09(a)
                               ------------------------------------------------------------------------
Less distributions from:
 Net investment income             (.04)           (.22)         (.24)       (.34)      (.36)      (.06)
 Realized capital gains               -            (.06)         (.03)       (.09)      (.06)         -
                               ------------------------------------------------------------------------
Total distributions                (.04)           (.28)         (.27)       (.43)      (.42)      (.06)
                               ------------------------------------------------------------------------
Net asset value at end
 of period                     $   9.82        $  10.00      $  10.23    $  10.53    $  9.85    $ 10.03
                               ========================================================================
Total return (%)*                 (1.39)            .46          (.24)      11.38       2.38        .91
Net assets at end of
 period (000)                  $381,436        $381,975      $334,673    $228,760    $46,694    $30,924
Ratios to average
 net assets:**
 Expenses (%)(c)                    .81(d)          .75(f)        .65         .65        .65  .      65(d)
 Expenses, excluding
   reimbursements (%)(c)            .81(d)          .80           .81         .81        .76        .84(d)
 Net investment
   income (%)                      1.12(d)         2.02          2.43        3.58       3.71       3.33(d)
Portfolio turnover (%)               20              24            41          24         24          2

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2015, average net assets were
    $383,561,000.
*** Institutional Shares commenced operations on October 18, 2010.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.

================================================================================

54  | USAA REAL RETURN FUND

================================================================================

(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios as follows:

                                      -              -           (.00%)(+)   (.00%)(+)  (.00%)(+)  (.00%)(+)

    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Reflects a net realized and unrealized gain per share, whereas the Statement of Operations for the period ended December 31, 2010, reflected a net realized and unrealized loss for the period. The difference in realized and unrealized gains and losses is due to the timing of sales and repurchases for the Institutional Shares in relation to fluctuating market values for the portfolio.
(f) Prior to May 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.65% of the Institutional Shares' average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

EXPENSE EXAMPLE

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2015, through June 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

56  | USAA REAL RETURN FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING               ENDING               DURING PERIOD*
                                          ACCOUNT VALUE         ACCOUNT VALUE          JANUARY 1, 2015 -
                                         JANUARY 1, 2015        JUNE 30, 2015            JUNE 30, 2015
                                         ---------------------------------------------------------------
FUND SHARES
Actual
                                            $1,000.00              $  985.10                  $4.92
Hypothetical
 (5% return before expenses)                 1,000.00               1,019.84                   5.01

INSTITUTIONAL SHARES
Actual                                       1,000.00                 986.10                   3.99

Hypothetical
 (5% return before expenses)                 1,000.00               1,020.78                   4.06

*Expenses are equal to the annualized expense ratio of 1.00% for Fund Shares and 0.81% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (1.49)% for Fund Shares and (1.39)% for Institutional Shares for the six-month period of January 1, 2015, through June 30, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  57

================================================================================

ADVISORY AGREEMENT(S)

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuance of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuance of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

58  | USAA REAL RETURN FUND

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the

================================================================================

                                                      ADVISORY AGREEMENT(S) | 59

================================================================================

professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" was also considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and a high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any reimbursements -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its expense group and its expense

================================================================================

60  | USAA REAL RETURN FUND

================================================================================

universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one- and three-year periods ended December 31, 2014. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one- and three-year periods ended December 31, 2014. The Board took into account management's discussion of the Fund's performance, including the impact of market conditions on the Fund's performance relative to its peers.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's current Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's current advisory expenses are reasonable in relation to the services to be provided by the Manager; and (v) the Manager and its affiliates' anticipated level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

62  | USAA REAL RETURN FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
Accounting Firm                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select `I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
        USAA        We know what it means to serve.(R)             10%

   =============================================================================
   94423-0815                                (C)2015, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                                [GRAPHIC OF USAA GLOBAL MANAGED VOLATILITY FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA GLOBAL MANAGED VOLATILITY FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JUNE 30, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"MANY OF US LIKE TO BROADEN OUR HORIZONS
DURING THE SUMMER MONTHS, EXPLORING AND             [PHOTO OF BROOKS ENGLEHARDT]
TRAVELING WITH FAMILY AND FRIENDS. WHY NOT
EXPAND OUR INVESTMENT HORIZONS AS WELL?"

--------------------------------------------------------------------------------

AUGUST 2015

When the six-month reporting period began in January 2015, we were seeing investors move away from U.S. equities toward other international developed markets. This trend, which gained momentum during the spring of 2015, was unexpected by many market watchers. At the beginning of 2015, the U.S. stock market was the global leader, continuing a six-year bull run, even though the Federal Reserve (the Fed) had ended its Quantitative Easing (QE) asset purchase program in October 2014. Market leadership shifted after the Fed announced that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies with global central banks taking a different approach from the Fed by cutting interest rates and increasing stimulus measures in an attempt to boost sluggish economies.

Then, as the reporting period came to a close in June 2015, global markets grew increasingly volatile, as the European Union's long-term structural problems (such as the debt crisis in Greece) re-emerged and investors witnessed a steep decline in Chinese stocks. Market momentum shifted, with European stocks falling sharply. Many other global stock markets also dropped. Although U.S. stocks declined, they held up better overall. These conditions persisted into early July 2015, and continue at the time of this writing.

Meanwhile, U.S. interest rates rose during the reporting period. Many market participants had expected higher interest rates after the Fed started tapering QE in 2014. However, as USAA Investments anticipated, interest rates fell instead, and continued to fall through most of 2014 and into January 2015. Interest rates started to climb thereafter, falling briefly during the spring of 2015 as the Fed pushed back expectations on the timing of an interest rate increase. Interest rates finished the reporting period slightly above where they began. Some observers have speculated that the Fed might raise the federal funds target rate sometime during 2015, while others have suggested that an interest rate hike would not come until early 2016.

The events that occurred during the reporting period are a helpful reminder that short-term events can unexpectedly affect the financial markets at any given time. That's why we believe a long-term perspective is essential to effective investing, an opinion underlined by the dramatic headlines near the end of the reporting period--the breakdown in negotiations between Greece and its creditors,

================================================================================

================================================================================

China's slowing economic growth plus the decline in its stock market, and the likelihood that Puerto Rico will default on $72 billion of its municipal debt. We expect these events will likely continue influencing the investment environment in the months ahead. Shareholders should try to ignore the "noise," which is meant to elicit an emotional reaction, and focus instead on information that can provide the long-term perspective they need to manage their investments.

At the end of the reporting period, USAA Investments has a favorable view of the international developed markets, and in particular, Europe, which appears to be benefiting from aggressive monetary stimulus from the European Central Bank.
Our positive outlook, however, is based primarily on bottom-up fundamental analysis. More specifically, we believe European companies may be better positioned to experience higher earnings growth than U.S. companies over the next two years. As for U.S. stocks, we currently consider them fairly valued, if not overvalued. In addition, while we like emerging markets stocks for the long run, we believe they will be challenged in the near term by the continued strength of the U.S. dollar and lower commodity prices.

Given the market shifts during the reporting period, it may be a good time to consider rebalancing your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. You also may want to review your investment plan and to consider the diversification of your investments. Many of us like to broaden our horizons during the summer months, exploring and traveling with family and friends. Why not expand our investment horizons as well? At the same time, we must always make sure our investment plan matches our goals, risk tolerance, and time horizon. Please do not hesitate to call one of our financial advisors if you would like assistance.

From all of us at USAA Investments, we wish you a pleasant summer and hope you find time to relax and have fun. While you enjoy the long summer days, rest assured our team of portfolio managers will continue working hard on your behalf. Thank you for allowing us to serve your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.
o Rebalancing does not protect against losses or guarantee that an investor's goal will be met. o Diversification is a technique to help reduce risk. There is no absolute guarantee that diversification will protect against a loss of income. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolio of Investments                                                  11

    Notes to Portfolio of Investments                                         14

    Financial Statements                                                      16

    Notes to Financial Statements                                             20

EXPENSE EXAMPLE                                                               37

ADVISORY AGREEMENT(S)                                                         39

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

208364-0815

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GLOBAL MANAGED VOLATILITY FUND (THE FUND) SEEKS TO ATTAIN LONG-TERM CAPITAL APPRECIATION WHILE ATTEMPTING TO REDUCE VOLATILITY DURING UNFAVORABLE MARKET CONDITIONS.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund employs several strategies across multiple asset classes in seeking to achieve its objective. The Fund's principal strategy is to combine a portfolio of domestic and foreign equity and debt securities with the use of alternative investment strategies to provide growth with greater downside risk controls. The Fund may invest in multiple asset classes including U.S. stocks, non-U.S. stocks in developed and emerging markets, and fixed-income securities. The Fund will move its allocation between these asset classes to take advantage of opportunities and to manage risk. The Fund may engage in active and frequent trading when it reallocates between asset classes. Diversification in the Fund's portfolio is designed to reduce volatility in the Fund's returns over a range of market environments.

This Fund is intended to be primarily invested in stocks and exchange-traded funds (ETFs) that invest primarily in stocks, and may at times be fully invested in ETFs. However, there are times when bond markets will provide opportunities for what the Adviser believes to be stock-like returns with equal or less market risk. These bond market opportunities (including opportunities in the high-yield bond markets) will be considered along with stocks and ETFs in seeking to enhance the performance of the Fund.

In an attempt to reduce the Fund's volatility over time, the Fund may implement an option-based risk-management strategy. This strategy involves purchasing and selling options on component indices or corresponding ETFs. This option strategy may not fully protect the Fund against declines in the value of its portfolio, and the Fund could experience a loss. The combination of the diversified stock portfolio with the index call and put options is designed to provide the Fund with fairly consistent returns over a wide range of equity market environments.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

          [PHOTO OF WASIF A. LATIF]               [PHOTO OF ARNOLD J. ESPE, CFA]
          WASIF A. LATIF                          ARNOLD J. ESPE, CFA
          USAA Asset                              USAA Asset
          Management Company                      Management Company

--------------------------------------------------------------------------------

o  HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

   The U.S. economy continued to grow, led by strength in housing prices, rising wages, and improving consumer confidence. The economic outlook in Europe and Japan also showed signs of a continued recovery, thanks in part to the highly accommodative monetary policies of their respective central banks.

   These factors generally provided a tailwind for global equities. International equities produced the strongest performance, delivering mid-single digit returns even when the adverse impact of weak currency performance is taken into account. U.S. stocks and the emerging markets also finished with solid gains. The global markets closed the reporting period down from their highs, due to concerns about the re-emergence of the Greek debt crisis, along with the growing likelihood that the Federal Reserve (the
   Fed) would raise interest rates before year-end, which fueled a sell off in stocks during the final two weeks of the reporting period.

o HOW DID THE USAA GLOBAL MANAGED VOLATILITY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   The Fund has two share classes: Fund Shares and Institutional Shares. At the end of the reporting period, the Fund Shares and Institutional Shares

================================================================================

2  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

   had total returns of 2.34% and 2.31%, respectively. This compares to total returns of 2.66% for the MSCI All-Country World Index and -0.10% for the Barclays U.S. Aggregate Bond Index.

   USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE DURING THE REPORTING PERIOD.

   During the fourth quarter of 2014, we adopted a new strategy for the Fund. We reduced the extent of the hedging strategy in order to provide more exposure to the stock market's upside by hedging only against "tail risk" (major downturns stemming from unexpected events). In addition, we moved from an emphasis on broad-based exchange-traded funds (ETFs) to ETFs invested in stocks meeting certain style criteria, such as above-average price momentum, attractive value, or quality factors.

   This approach worked well during the first half of 2015, as shown by the Fund's performance relative to its benchmarks. From a broad allocation standpoint, the Fund benefited from its significant weighting in the developed international markets. More than 50% of the Fund's portfolio is invested in this asset class, so the robust returns of Europe, Japan, and other developed overseas markets aided the Fund's relative performance. The shift toward international equities was encouraged by their lower valuations, the more aggressive easing policies of central banks in Europe and Japan relative to the Fed, and the stronger earnings outlook outside of the United States. These factors have contributed to the Fund's relative performance, improving the Fund's six-month results.

   The Fund's emerging markets allocation also closed the reporting period with a gain and positive relative performance versus the U.S. market allocation. As was the case with the developed overseas markets, the Fund

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   Refer to page 7 for benchmark definitions.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

   has held an overweight allocation in the emerging markets on the basis of their attractive relative valuations. In addition, we believe the long-term growth outlook of the emerging markets offsets the potential for near-term volatility. This approach worked well during the reporting period, enabling the Fund to capitalize on the emerging markets' relative strength.

   The Fund's U.S. allocation finished with a positive return as well. While the Fund's investments in ETFs tied to value factors lagged on a relative basis, this was offset by the strength in ETFs linked to momentum and quality factors. This disparity is consistent with an environment in which investors displayed a hearty appetite for risk and a preference for faster-growing companies. We maintain an underweight allocation to the United States, where valuations are higher compared to the rest of the world.

   We continue to look for opportunities to increase diversification within the portfolio by broadening the Fund's holdings, particularly with respect to its international allocation. During the first half of 2015, we added positions in two ETFs that invest in the international markets and European equities, respectively, and that seek to eliminate the impact of foreign currency performance on these investments through hedging. We believe these positions will help the Fund gain exposure to the potential outperformance of developed international equities while softening the impact of volatility associated with currencies. We also have added three low-volatility ETFs to the Fund's portfolio, one each investing in the United States, developed international, and emerging markets. These ETFs seek to own the lowest-volatility stocks within their respective asset classes based on price fluctuations over the last 12 months. We believe these allocations may help reduce the overall volatility of the Fund, particularly if market conditions become less favorable during the months ahead.

================================================================================

4  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

   Overall, we believe the Fund's diversification, together with its allocations to ETFs, which are tied to factors that have outperformed the broader market over time, offers a unique vehicle for investors seeking to increase stock market exposure within their portfolios.

   Thank you for allowing us to help you with your investment needs.

   Exchange-traded funds (ETFs) are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA GLOBAL MANAGED VOLATILITY FUND SHARES (FUND SHARES) (Ticker Symbol: UGMVX)

--------------------------------------------------------------------------------
                                           6/30/15                 12/31/14
--------------------------------------------------------------------------------
Net Assets                              $19.7 Million           $23.3 Million
Net Asset Value Per Share                  $9.18                    $8.97

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/15
--------------------------------------------------------------------------------
12/31/14 - 6/30/15*                1 YEAR             SINCE INCEPTION 7/12/13
      2.34%                        -2.35%                      3.46%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 12/31/14**
--------------------------------------------------------------------------------
BEFORE REIMBURSEMENT            1.48%     AFTER REIMBURSEMENT              1.13%

               (Includes acquired fund fees and expenses of 0.23%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.90% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2016. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Prior to November 24, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Fund Shares to 1.10% of the Fund Shares' average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                  USAA GLOBAL             BARCLAYS U.S.
                      MSCI ALL-COUNTRY        MANAGED VOLATILITY         AGGREGATE BOND
                         WORLD INDEX              FUND SHARES                 INDEX
 7/31/2013               $10,000.00               $10,000.00               $10,000.00
 8/31/2013                 9,791.66                 9,808.80                 9,948.88
 9/30/2013                10,297.41                10,181.64                10,043.07
10/31/2013                10,711.29                10,439.77                10,124.27
11/30/2013                10,862.98                10,544.93                10,086.36
12/31/2013                11,050.38                10,660.87                10,029.36
 1/31/2014                10,608.36                10,316.35                10,177.55
 2/28/2014                11,120.83                10,660.87                10,231.66
 3/31/2014                11,170.27                10,699.15                10,214.23
 4/30/2014                11,276.61                10,756.57                10,300.43
 5/31/2014                11,516.46                10,861.84                10,417.70
 6/30/2014                11,733.28                10,947.97                10,423.09
 7/31/2014                11,590.87                10,766.14                10,396.94
 8/31/2014                11,846.89                10,919.26                10,511.72
 9/30/2014                11,462.86                10,613.02                10,440.35
10/31/2014                11,543.56                10,651.30                10,542.97
11/30/2014                11,736.64                10,727.86                10,617.76
12/31/2014                11,510.17                10,445.83                10,627.72
 1/31/2015                11,330.21                10,341.02                10,850.55
 2/28/2015                11,960.98                10,853.41                10,748.54
 3/31/2015                11,775.65                10,678.73                10,798.44
 4/30/2015                12,117.31                10,934.93                10,759.70
 5/31/2015                12,101.50                10,911.64                10,733.78
 6/30/2015                11,816.61                10,690.38                10,616.73

                                   [END CHART]

                         Data from 7/31/13 to 6/30/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Managed Volatility Fund Shares to the following benchmarks:

o The MCSI All-Country World Index is an unmanaged free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

o The Barclays U.S. Aggregate Bond Index is an unmanaged index of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MCSI All-Country World Index and the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2013, while the Fund Shares initially invested in securities on July 15, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA GLOBAL MANAGED VOLATILITY FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UGOFX)

----------------------------------------------------------------------------------------
                                            6/30/15                     12/31/14
----------------------------------------------------------------------------------------
Net Assets                               $74.0 Million                     $57.9 Million
Net Asset Value Per Share                   $9.29                              $9.08

----------------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/15
----------------------------------------------------------------------------------------
12/31/14 - 6/30/15*          1 YEAR            5 YEAR            SINCE INCEPTION 7/31/08
      2.31%                  -1.84%            5.47%                     3.51%

----------------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/14**
----------------------------------------------------------------------------------------
BEFORE REIMBURSEMENT               1.10%          AFTER REIMBURSEMENT              1.03%

               (Includes acquired fund fees and expenses of 0.23%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2016. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Effective November 24, 2014, the Manager has voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.80% of the Institutional Shares' average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                                       USAA GLOBAL MANAGED
                           MSCI ALL-COUNTRY           BARCLAYS U.S. AGGREGATE           VOLATILITY FUND -
                             WORLD INDEX                   BOND INDEX                 INSTITUTIONAL SHAS
 7/31/2008                   $10,000.00                    $10,000.00                       $10,000.00
 8/31/2008                     9,784.46                     10,094.91                        10,100.00
 9/30/2008                     8,561.59                      9,959.32                         9,260.00
10/31/2008                     6,865.11                      9,724.23                         8,820.00
11/30/2008                     6,414.09                     10,040.76                         8,450.00
12/31/2008                     6,646.55                     10,415.37                         8,671.84
 1/31/2009                     6,078.68                     10,323.47                         8,097.08
 2/28/2009                     5,483.51                     10,284.50                         7,542.48
 3/31/2009                     5,935.18                     10,427.47                         7,865.16
 4/30/2009                     6,635.81                     10,477.33                         8,389.50
 5/31/2009                     7,296.99                     10,553.32                         8,853.34
 6/30/2009                     7,256.08                     10,613.35                         8,934.01
 7/31/2009                     7,894.81                     10,784.54                         9,407.94
 8/31/2009                     8,177.17                     10,896.20                         9,599.52
 9/30/2009                     8,552.32                     11,010.66                         9,932.28
10/31/2009                     8,420.15                     11,065.03                         9,821.36
11/30/2009                     8,766.46                     11,208.28                        10,133.95
12/31/2009                     8,948.00                     11,033.08                        10,310.56
 1/31/2010                     8,561.29                     11,201.62                        10,020.12
 2/28/2010                     8,670.35                     11,243.45                        10,175.71
 3/31/2010                     9,228.14                     11,229.63                        10,528.38
 4/30/2010                     9,243.67                     11,346.52                        10,600.99
 5/31/2010                     8,359.22                     11,442.00                        10,123.85
 6/30/2010                     8,109.54                     11,621.43                         9,729.68
 7/31/2010                     8,769.40                     11,745.42                        10,082.35
 8/31/2010                     8,462.84                     11,896.55                         9,688.19
 9/30/2010                     9,272.44                     11,909.23                        10,227.57
10/31/2010                     9,607.56                     11,951.63                        10,331.30
11/30/2010                     9,393.79                     11,882.94                        10,227.57
12/31/2010                    10,081.68                     11,754.80                        10,555.03
 1/31/2011                    10,239.89                     11,768.48                        10,607.34
 2/28/2011                    10,538.07                     11,797.92                        10,806.09
 3/31/2011                    10,527.55                     11,804.44                        10,858.40
 4/30/2011                    10,958.25                     11,954.28                        11,067.62
 5/31/2011                    10,722.70                     12,110.29                        11,004.85
 6/30/2011                    10,553.74                     12,074.83                        10,921.16
 7/31/2011                    10,381.92                     12,266.44                        10,858.40
 8/31/2011                     9,623.53                     12,445.65                        10,178.44
 9/30/2011                     8,714.95                     12,536.18                         9,676.32
10/31/2011                     9,648.69                     12,549.65                        10,251.67
11/30/2011                     9,359.86                     12,538.76                        10,324.89
12/31/2011                     9,340.95                     12,676.57                        10,196.48
 1/31/2012                     9,884.10                     12,787.88                        10,569.39
 2/29/2012                    10,381.40                     12,784.95                        10,867.72
 3/31/2012                    10,450.43                     12,714.90                        10,878.37
 4/30/2012                    10,330.85                     12,855.86                        10,771.83
 5/31/2012                     9,404.60                     12,972.18                        10,164.51
 6/30/2012                     9,869.09                     12,977.27                        10,462.84
 7/31/2012                    10,004.19                     13,156.26                        10,526.77
 8/31/2012                    10,221.72                     13,164.86                        10,707.90
 9/30/2012                    10,543.66                     13,182.98                        10,931.65
10/31/2012                    10,473.39                     13,208.91                        10,889.03
11/30/2012                    10,607.32                     13,229.75                        10,974.26
12/31/2012                    10,847.58                     13,210.92                        11,218.62
 1/31/2013                    11,347.31                     13,118.52                        11,601.58
 2/28/2013                    11,345.54                     13,184.27                        11,432.63
 3/31/2013                    11,550.56                     13,194.80                        11,455.15
 4/30/2013                    11,883.03                     13,328.31                        11,657.90
 5/31/2013                    11,850.43                     13,090.51                        11,669.16
 6/30/2013                    11,504.05                     12,888.02                        11,466.42
 7/31/2013                    12,054.78                     12,905.64                        11,838.12
 8/31/2013                    11,803.63                     12,839.67                        11,567.79
 9/30/2013                    12,413.30                     12,961.22                        12,007.07
10/31/2013                    12,912.22                     13,066.01                        12,311.19
11/30/2013                    13,095.08                     13,017.09                        12,435.09
12/31/2013                    13,321.00                     12,943.53                        12,583.66
 1/31/2014                    12,788.15                     13,134.78                        12,166.46
 2/28/2014                    13,405.92                     13,204.61                        12,583.66
 3/31/2014                    13,465.52                     13,182.12                        12,640.04
 4/30/2014                    13,593.71                     13,293.36                        12,696.42
 5/31/2014                    13,882.84                     13,444.71                        12,831.72
 6/30/2014                    14,144.22                     13,451.66                        12,933.20
 7/31/2014                    13,972.54                     13,417.92                        12,718.96
 8/31/2014                    14,281.16                     13,566.04                        12,899.37
 9/30/2014                    13,818.23                     13,473.93                        12,538.55
10/31/2014                    13,915.51                     13,606.37                        12,628.76
11/30/2014                    14,148.26                     13,702.90                        12,730.24
12/31/2014                    13,875.25                     13,715.75                        12,408.68
 1/31/2015                    13,658.32                     14,003.34                        12,272.02
 2/28/2015                    14,418.70                     13,871.69                        12,886.99
 3/31/2015                    14,195.29                     13,936.08                        12,682.00
 4/30/2015                    14,607.15                     13,886.08                        12,982.65
 5/31/2015                    14,588.10                     13,852.63                        12,968.99
 6/30/2015                    14,244.66                     13,701.57                        12,695.67

                                   [END CHART]

                  Data since Fund inception 7/31/08 to 6/30/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Managed Volatility Fund Institutional Shares to the benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o TOP 10 EQUITY HOLDINGS - 6/30/15 o
                                (% of Net Assets)

iShares Core MSCI EAFE ETF* ...................................... 16.8%
PowerShares FTSE RAFI Developed
  Markets ex-U.S. Portfolio ...................................... 12.1%
iShares MSCI USA Momentum Factor ETF* ............................ 11.0%
iShares MSCI USA Quality Factor ETF* ............................. 10.0%
PowerShares FTSE RAFI U.S. 1000 Portfolio ......................... 7.6%
Schwab Fundamental International Large Co.
  Index ETF ....................................................... 6.4%
iShares Core MSCI Emerging Markets ETF* ........................... 5.2%
iShares MSCI USA Minimum Volatility ETF* .......................... 4.7%
iShares MSCI USA Value Factor ETF* ................................ 4.5%
iShares Russell 1000 ETF* ......................................... 4.1%

                          ASSET ALLOCATION** - 6/30/15
                                (% of Net Assets)

                         [PIE CHART OF ASSET ALLOCATION]

INTERNATIONAL EXCHANGE-TRADED FUNDS*                               51.7%
EXCHANGE-TRADED FUNDS*                                             47.0%
MONEY MARKET INSTRUMENTS                                            1.1%

                                         [End of chart]

 * The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.
** Excludes options.
Percentages are of the net assets of the Fund, and may not equal 100%.
You will find a complete list of securities that the Fund owns on pages 11-13.

================================================================================

10  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

PORTFOLIO OF INVESTMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------------------
                                                                                      MARKET
NUMBER                                                                                 VALUE
OF SHARES    SECURITY                                                                  (000)
--------------------------------------------------------------------------------------------
             EQUITY SECURITIES (98.7%)

             COMMON STOCKS (0.0%)

             FINANCIALS (0.0%)
             -----------------
             DIVERSIFIED BANKS (0.0%)
       198   Oversea-Chinese Banking Corp. Ltd.(a)                                  $      1
                                                                                    --------
             REITs - DIVERSIFIED (0.0%)
    37,000   BGP Holdings plc, acquired 8/06/2009; cost: $0*(a),(b)                        -
                                                                                    --------
             Total Financials                                                              1
                                                                                    --------
             Total Common Stocks (cost: $1)                                                1
                                                                                    --------

             EXCHANGE-TRADED FUNDS (47.0%)
   109,400   iShares MSCI USA Minimum Volatility ETF                                   4,411
   144,800   iShares MSCI USA Momentum Factor ETF                                     10,345
   148,900   iShares MSCI USA Quality Factor ETF                                       9,410
    64,100   iShares MSCI USA Value Factor ETF                                         4,211
    33,100   iShares Russell 1000 ETF                                                  3,841
    78,600   PowerShares FTSE RAFI U.S. 1000 Portfolio                                 7,127
   109,500   Schwab Fundamental U.S. Large Co. Index ETF                               3,249
    14,200   Vanguard Total Stock Market ETF                                           1,520
                                                                                    --------
             Total Exchange-Traded Funds (cost: $43,688)                              44,114
                                                                                    --------

             INTERNATIONAL EXCHANGE-TRADED FUNDS (51.7%)
   270,100   iShares Core MSCI EAFE ETF                                               15,747
   100,900   iShares Core MSCI Emerging Markets ETF                                    4,847
    34,500   iShares Currency Hedged MSCI EAFE ETF                                       942
    40,500   iShares MSCI EAFE Minimum Volatility ETF                                  2,644
    21,300   iShares MSCI Emerging Markets Minimum Volatility ETF                      1,229
   278,500   PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                11,355
   164,000   PowerShares FTSE RAFI Emerging Markets Portfolio                          3,157
   222,700   Schwab Fundamental International Large Co. Index ETF                      5,957
    51,600   Vanguard FTSE Emerging Markets ETF                                        2,109
     7,200   WisdomTree Europe Hedged Equity ETF                                         444
                                                                                    --------
             Total International Exchange-Traded Funds (cost: $49,584)                48,431
                                                                                    --------
             Total Equity Securities (cost: $93,273)                                  92,546
                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

--------------------------------------------------------------------------------------------
                                                                                      MARKET
NUMBER                                                                                 VALUE
OF SHARES    SECURITY                                                                  (000)
--------------------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (1.1%)

             MONEY MARKET FUNDS (1.1%)
 1,004,520   State Street Institutional Liquid Reserves Fund
                Premier Class, 0.11%(c) (cost: $1,005)                              $  1,005
                                                                                    --------
             TOTAL INVESTMENTS (COST: $94,278)                                      $ 93,551
                                                                                    ========

--------------------------------------------------------------------------------------------
NUMBER
OF CONTRACTS
--------------------------------------------------------------------------------------------
             PURCHASED OPTIONS (0.7%)
      130    Put - S&P 500 Index expiring January 15, 2016 at 1900                  $    693
                                                                                    --------
             TOTAL PURCHASED OPTIONS (COST: $728)                                   $    693
                                                                                    ========

             WRITTEN OPTIONS (0.0%)
     (130)   Put - S&P 500 Index expiring June 30, 2015 at 1700                           (1)
                                                                                    --------
             TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $390)                        $     (1)
                                                                                    ========

================================================================================

12  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

-------------------------------------------------------------------------------------------------
($ IN 000s)                                              VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS      TOTAL
-------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                             $     -                  $1             $-    $     1
  Exchange-Traded Funds                      44,114                   -              -     44,114
  International Exchange-Traded Funds        48,431                   -              -     48,431

Money Market Instruments:
  Money Market Funds                          1,005                   -              -      1,005

Purchased Options                               693                   -              -        693
-------------------------------------------------------------------------------------------------
Total                                       $94,243                  $1             $-    $94,244
-------------------------------------------------------------------------------------------------

                                          (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
LIABILITIES               FOR IDENTICAL LIABILITIES              INPUTS         INPUTS       TOTAL
--------------------------------------------------------------------------------------------------
Written Options                                 $(1)                 $-             $-         $(1)
--------------------------------------------------------------------------------------------------
Total                                           $(1)                 $-             $-         $(1)
--------------------------------------------------------------------------------------------------

For the period of January 1, 2015, through June 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 51.7% of net assets at June 30, 2015.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o  PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

   REIT Real estate investment trust

o  SPECIFIC NOTES

   (a) Security was fair valued at June 30, 2015, by USAA Asset Management Company (the Manager) in accordance with valuation procedures approved by USAA Mutual Funds Trust's Board of Trustees (the Board). The total value of all such securities was $1,000, which represented less than 0.1% of the Fund's net assets.

================================================================================

14  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

   (b) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of this security at June 30, 2015, was zero.

   (c) Rate represents the money market fund annualized seven-day yield at June 30, 2015.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  15

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $94,278)               $93,551
   Purchased options, at market value (cost of $728)                              693
   Cash                                                                            13
   Cash denominated in foreign currencies (identified cost of $8)                   8
   Receivables:
       Capital shares sold                                                          2
       USAA Asset Management Company (Note 6C)                                     56
       Dividends and interest                                                     456
                                                                              -------
          Total assets                                                         94,779
                                                                              -------
LIABILITIES
   Payables:
       Securities purchased                                                       923
       Capital shares redeemed                                                     44
   Written options, at market value (premiums received of $390)                     1
   Accrued management fees                                                         47
   Accrued transfer agent's fees                                                    1
   Other accrued expenses and payables                                             54
                                                                              -------
          Total liabilities                                                     1,070
                                                                              -------
              Net assets applicable to capital shares outstanding             $93,709
                                                                              =======
NET ASSETS CONSIST OF:
   Paid-in capital                                                            $95,144
   Accumulated undistributed net investment income                                564
   Accumulated net realized loss on investments and options                    (1,622)
   Net unrealized depreciation of investments and options                        (373)
   Net unrealized depreciation of foreign currency translations                    (4)
                                                                              -------
              Net assets applicable to capital shares outstanding             $93,709
                                                                              =======
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $19,746/2,152 shares outstanding)           $  9.18
                                                                              =======
       Institutional Shares (net assets of $73,963/7,963 shares outstanding)  $  9.29
                                                                              =======

See accompanying notes to financial statements.

================================================================================

16  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Six-month period ended June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $3)                       $    897
   Interest                                                                     4
                                                                         --------
       Total income                                                           901
                                                                         --------
EXPENSES
   Management fees                                                            249
   Administration and servicing fees:
       Fund Shares                                                             16
       Institutional Shares                                                    15
   Transfer agent's fees:
       Fund Shares                                                              7
       Institutional Shares                                                    15
   Custody and accounting fees:
       Fund Shares                                                             14
       Institutional Shares                                                    36
   Postage:
       Fund Shares                                                              1
   Shareholder reporting fees:
       Fund Shares                                                              3
   Trustees' fees                                                              13
   Registration fees:
       Fund Shares                                                             15
       Institutional Shares                                                    17
   Professional fees                                                           54
   Other                                                                        6
                                                                         --------
            Total expenses                                                    461
   Expenses reimbursed:
       Fund Shares                                                            (46)
       Institutional Shares                                                   (73)
                                                                         --------
            Net expenses                                                      342
                                                                         --------
NET INVESTMENT INCOME                                                         559
                                                                         --------

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND OPTIONS
  Net realized loss on:
       Investments                                                       $    (10)
       Foreign currency transactions                                           (2)
       Options                                                             (1,152)
  Change in net unrealized appreciation/depreciation of:
       Investments                                                          1,582
       Foreign currency translations                                            3
       Options                                                                361
                                                                         --------
           Net realized and unrealized gain                                   782
                                                                         --------
  Increase in net assets resulting from operations                       $  1,341
                                                                         ========

See accompanying notes to financial statements.

================================================================================

18  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Six-month period ended June 30, 2015 (unaudited), and year ended December 31,
2014

--------------------------------------------------------------------------------

                                                                      6/30/2015       12/31/2014
------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                $   559         $  4,602
   Net realized gain (loss) on investments                                  (10)          63,852
   Net realized loss on foreign currency transactions                        (2)              (3)
   Net realized loss on options                                          (1,152)          (9,488)
   Net realized gain on futures transactions                                  -               60
   Change in net unrealized appreciation/depreciation of:
       Investments                                                        1,582          (64,838)
       Foreign currency translations                                          3               (9)
       Options                                                              361            3,078
       Futures contracts                                                      -               (5)
                                                                        ------------------------
       Increase (decrease) in net assets resulting from operations        1,341           (2,751)
                                                                        ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                            -           (2,063)
       Institutional Shares                                                   -           (5,223)
                                                                        ------------------------
            Total distributions of net investment income                      -           (7,286)
                                                                        ------------------------
   Net realized gains:
       Fund Shares                                                            -           (2,641)
       Institutional Shares                                                   -           (7,226)
                                                                        ------------------------
            Total distributions of net realized gains                         -           (9,867)
                                                                        ------------------------
       Distributions to shareholders                                          -          (17,153)
                                                                        ------------------------
NET INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                           (4,084)          17,738
   Institutional Shares                                                  15,214         (270,329)
                                                                        ------------------------
       Total net increase (decrease) in net assets
            from capital share transactions                              11,130         (252,591)
                                                                        ------------------------
   Net increase (decrease) in net assets                                 12,471         (272,495)

NET ASSETS
   Beginning of period                                                   81,238          353,733
                                                                        ------------------------
   End of period                                                        $93,709         $ 81,238
                                                                        ========================
Accumulated undistributed net investment income:
   End of period                                                        $   564         $      5
                                                                        ========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Global Managed Volatility Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek to attain long-term capital appreciation while attempting to reduce volatility during unfavorable market conditions.

The Fund consists of two classes of shares: Global Managed Volatility Fund Shares (Fund Shares) and Global Managed Volatility Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that

================================================================================

20  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

      no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

   5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked

================================================================================

22  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

      prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

   6. Repurchase agreements are valued at cost.

   7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

   8. Options are valued by a pricing service at the National Best Bid/Offer
      (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of Fund NAV.

   9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

      include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include common stocks valued based on methods discussed in Note 1A2.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's

================================================================================

24  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

   clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at June 30, 2015, did not include master netting provisions.

   OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

   Premiums paid for purchased options are included in the Fund's Statement of Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

   Premiums received from writing options are included in the Fund's Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

   In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

   FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JUNE 30, 2015* (IN THOUSANDS)

                                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
   ---------------------------------------------------------------------------------------------------
                                     STATEMENT OF                         STATEMENT OF
   DERIVATIVES NOT                   ASSETS AND                           ASSETS AND
   ACCOUNTED FOR AS                  LIABILITIES                          LIABILITIES
   HEDGING INSTRUMENTS               LOCATION             FAIR VALUE      LOCATION          FAIR VALUE
   ---------------------------------------------------------------------------------------------------
   Equity contracts                  Purchased options;      $693         Written options       $1
                                     Net unrealized
                                     depreciation of
                                     investments
                                     and options
   ---------------------------------------------------------------------------------------------------

  * For open derivative instruments as of June 30, 2015, see the Portfolio of Investments, which also is indicative of activity for the six-month period June 30, 2015.

================================================================================

26  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

   THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2015 (IN THOUSANDS)

                                                                        CHANGE IN
                                                                        UNREALIZED
    DERIVATIVES NOT                                       REALIZED      APPRECIATION
    ACCOUNTED FOR AS         STATEMENT OF                 LOSS ON       (DEPRECIATION)
    HEDGING INSTRUMENTS      OPERATIONS LOCATION          DERIVATIVES   ON DERIVATIVES
    ----------------------------------------------------------------------------------
    Equity contracts         Net realized loss             $(1,152)         $361
                             on options/Change in
                             net unrealized appreciation/
                             depreciation of options

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

H. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by

================================================================================

28  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

   the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended June 30, 2015, the Fund did not receive any brokerage commission recapture credits. For the six-month period ended June 30, 2015, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

For the six-month period ended June 30, 2015, the Fund paid CAPCO facility fees of less than $500, which represents 0.1% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended June 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of December 31, 2015, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2014, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended June 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended June 30, 2015, were $21,421,000 and $11,317,000, respectively.

As of June 30, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of June 30, 2015, were $821,000 and $1,583,000, respectively, resulting in net unrealized depreciation of $762,000.

================================================================================

30  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

For the six-month period ended June 30, 2015, transactions in written call and put options* were as follows:

                                                                                              PREMIUMS
                                                        NUMBER OF                             RECEIVED
                                                        CONTRACTS                              (000'S)
                                                        ----------------------------------------------
Outstanding at December 31, 2014                           100                                 $    34
Options written                                            370                                   1,109
Options terminated in closing
 purchase transactions                                     (340)                                  (753)
 Options expired                                              -                                      -
                                                        ----------------------------------------------
Outstanding at June 30, 2015                                130                                $   390
                                                        ==============================================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) CAPITAL SHARE TRANSACTIONS

At June 30, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                  SIX-MONTH
                                                 PERIOD ENDED                  YEAR ENDED
                                                JUNE 30, 2015               DECEMBER 31, 2014
                                            ---------------------------------------------------
                                            SHARES         AMOUNT         SHARES       AMOUNT
                                            ---------------------------------------------------
FUND SHARES:
Shares sold                                    146         $ 1,342         2,440      $  27,179
Shares issued from reinvested
 dividends                                       1               6           390          3,729
Shares redeemed                               (591)         (5,432)       (1,200)       (13,170)
                                            ---------------------------------------------------
Net increase (decrease) from
 capital share transactions                   (444)        $(4,084)        1,630      $  17,738
                                            ===================================================
INSTITUTIONAL SHARES:
Shares sold                                  8,083         $76,932         7,081      $  79,628
Shares issued from reinvested
 dividends                                       -               -            11            106
Shares redeemed                             (6,502)        (61,718)      (31,442)      (350,063)
                                            ---------------------------------------------------
Net increase (decrease) from
 capital share transactions                  1,581         $15,214       (24,350)     $(270,329)
                                            ===================================================

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the six-month period ended June 30, 2015, there were no subadvisers.

   The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets. For the six-month period ended June 30, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $249,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, and 0.05% of average net assets of the Institutional Shares. For the six-month period ended June 30, 2015, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $16,000 and $15,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended June 30, 2015, the Fund reimbursed the Manager $1,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through May 1, 2016, to limit the total annual operating expenses of the Fund Shares to 0.90% and the Institutional Shares to 0.80% of its average net assets, excluding

================================================================================

32  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

   extraordinary expenses, and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through May 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended June 30, 2015, the Fund incurred reimbursable expenses of $119,000, of which $56,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. The Fund's transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets plus out-of-pocket expenses. For the six-month period ended June 30, 2015, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $7,000 and $15,000, respectively.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 18 USAA mutual funds in which the affiliated USAA fund-of-

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of June 30, 2015, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
USAA Target Retirement Income                                            6.9
USAA Target Retirement 2020                                             12.3
USAA Target Retirement 2030                                             22.0
USAA Target Retirement 2040                                             23.2
USAA Target Retirement 2050                                             12.7
USAA Target Retirement 2060                                              1.4

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At June 30, 2015, USAA and its affiliates owned 478,000 shares, which represents 22.2% of the Fund Shares and 4.7% of the Fund.

Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Funds.

================================================================================

34  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                   SIX-MONTH
                                                  PERIOD ENDED               YEAR ENDED            PERIOD ENDED
                                                    JUNE 30,                DECEMBER 31,           DECEMBER 31,
                                                  -------------------------------------------------------------
                                                     2015                      2014                 2013***
                                                  -------------------------------------------------------------
Net asset value at beginning of period            $  8.97                   $ 11.14              $ 10.46
                                                  ------------------------------------------------------
Income (loss) from investment operations:
 Net investment income(a)                             .05                       .17                  .07
 Net realized and unrealized gain (loss)(a)           .16                      (.37)                 .62
                                                  ------------------------------------------------------
Total from investment operations(a)                   .21                      (.20)                 .69
                                                  ------------------------------------------------------
Less distributions from:
 Net investment income                                  -                      (.84)                (.01)
 Realized capital gains                                 -                     (1.13)                   -
                                                  ------------------------------------------------------
Total distributions                                     -                     (1.97)                (.01)
                                                  ------------------------------------------------------
Net asset value at end of period                  $  9.18                   $  8.97              $ 11.14
                                                  ======================================================
Total return (%)*                                    2.34                     (2.02)                6.61
Net assets at end of period (000)                 $19,746                   $23,300              $10,771
Ratios to average net assets:**
 Expenses (%)(b)                                      .90(c)                   1.07(d)              1.10(c)
 Expenses, excluding
  reimbursements (%)(b)                              1.33(c)                   1.25                 1.34(c)
 Net investment income (%)                            .99(c)                   1.60                 1.29(c)
Portfolio turnover (%)                                 14                       147(e)                92

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2015, average net assets were $21,371,000.
*** Fund Shares commenced operations on July 12, 2013.
(a) Calculated using average shares. For the six-month period ended June 30, 2015, average shares were
    2,324,000.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                        -                         -                 (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Prior to November 24, 2014, the Manager had voluntarily agreed to limit the annual expenses of the
    Fund Shares to 1.10% of the Fund Shares' average net assets.
(e) Reflects increased trading activity due to large shareholder redemptions.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                         SIX-MONTH
                                        PERIOD ENDED
                                          JUNE 30,                          YEAR ENDED DECEMBER 31,
                                        ----------------------------------------------------------------------------
                                           2015          2014         2013***        2012         2011          2010
                                        ----------------------------------------------------------------------------
Net asset value at
 beginning of period                    $  9.08       $ 11.16     $   9.96       $   9.57     $  10.09      $   9.94
                                        ----------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                      .07(a)        .20(a)       .21            .22          .17           .13
 Net realized and
  unrealized gain (loss)                    .14(a)       (.33)(a)     1.00            .73         (.51)          .11
                                        ----------------------------------------------------------------------------
Total from investment operations            .21(a)       (.13)(a)     1.21            .95         (.34)          .24
                                        ----------------------------------------------------------------------------
Less distributions from:
 Net investment income                        -          (.82)        (.01)          (.25)        (.18)         (.09)
 Realized capital gains                       -         (1.13)           -           (.31)           -             -
                                        ----------------------------------------------------------------------------
Total distributions                           -         (1.95)        (.01)          (.56)        (.18)         (.09)
                                        ----------------------------------------------------------------------------
Net asset value at
 end of period                          $  9.29       $  9.08     $  11.16       $   9.96     $   9.57      $  10.09
                                        ============================================================================
Total return (%)*                          2.31         (1.39)       12.17          10.02        (3.40)         2.37
Net assets at end of period (000)       $73,963       $57,938     $342,962       $380,888     $441,645      $475,075
Ratios to average net assets:**
 Expenses (%)(b)                            .80(g)        .87(d)       .82            .80(c)       .79           .80
 Expenses, excluding
 reimbursements (%)(b)                     1.04(g)        .87          .82            .80          .79           .80
 Net investment income (%)                 1.47(g)       1.76         1.72           1.86         1.61          1.46
Portfolio turnover (%)                       14           147(f)        92            106(e)       144           156
  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2015, average net assets were $62,333,000.
*** Effective July 12, 2013, the existing share class was designated "Global Managed Volatility Fund
    Institutional Shares (Institutional Shares)".
(a) Calculated using average shares. For the six-month period ended June 30, 2015, average shares were
    6,710,000.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios as follows:
                                              -             -         (.00%)(+)      (.00%)(+)    (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the
    Institutional Shares to 1.00% of the Institutional Shares' average net assets.
(d) Effective November 24, 2014, the Manager has voluntarily agreed to limit the annual expenses of the
    Institutional Shares to 0.80% of the Institutional Shares' average net assets.
(e) Reflects decreased trading activity due to changes in subadviser(s) and asset allocation strategies.
(f) Reflects increased trading activity due to large shareholder redemptions.
(g) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

36  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

EXPENSE EXAMPLE

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2015, through June 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund

================================================================================

                                                           EXPENSE EXAMPLE |  37

================================================================================

and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                          BEGINNING               ENDING                DURING PERIOD*
                                         ACCOUNT VALUE         ACCOUNT VALUE           JANUARY 1, 2015 -
                                        JANUARY 1, 2015        JUNE 30, 2015             JUNE 30, 2015
                                        ----------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00              $1,023.40                  $4.52

Hypothetical
 (5% return before expenses)               1,000.00               1,020.33                   4.51

INSTITUTIONAL SHARES
Actual                                     1,000.00               1,023.10                   4.01

Hypothetical
 (5% return before expenses)               1,000.00               1,020.83                   4.01

* Expenses are equal to the annualized expense ratio of 0.90% for Fund Shares and 0.80% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.34% for Fund Shares and 2.31% for Institutional Shares for the six-month period of January 1, 2015, through June 30, 2015.

================================================================================

38  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

ADVISORY AGREEMENT(S)

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as

================================================================================

                                                     ADVISORY AGREEMENT(S) |  39

================================================================================

compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of each Subadviser and its timeliness in

================================================================================

40  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the expense group) and
(ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any reimbursements - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, including underlying expenses and after any reimbursements, were below the median

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-year period ended December 31, 2014. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2014. The Board took into account management's discussion of the Fund's performance and recent steps taken by management to address the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and

================================================================================

42  | USAA GLOBAL MANAGED VOLATILITY FUND

================================================================================

administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>>  SAVE PAPER AND FUND COSTS
    Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
    Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

    [LOGO OF USAA]                                       [LOGO OF RECYCLE PAPER]
         USAA      We know what it means to serve.(R)               10%

================================================================================
88395-0815                                   (C)2015, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA FLEXIBLE INCOME FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA FLEXIBLE INCOME FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       JUNE 30, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"MANY OF US LIKE TO BROADEN OUR HORIZONS
DURING THE SUMMER MONTHS, EXPLORING AND             [PHOTO OF BROOKS ENGLEHARDT]
TRAVELING WITH FAMILY AND FRIENDS. WHY NOT
EXPAND OUR INVESTMENT HORIZONS AS WELL?"

--------------------------------------------------------------------------------

AUGUST 2015

When the six-month reporting period began in January 2015, we were seeing investors move away from U.S. equities toward other international developed markets. This trend, which gained momentum during the spring of 2015, was unexpected by many market watchers. At the beginning of 2015, the U.S. stock market was the global leader, continuing a six-year bull run, even though the Federal Reserve (the Fed) had ended its Quantitative Easing (QE) asset purchase program in October 2014. Market leadership shifted after the Fed announced that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies with global central banks taking a different approach from the Fed by cutting interest rates and increasing stimulus measures in an attempt to boost sluggish economies.

Then, as the reporting period came to a close in June 2015, global markets grew increasingly volatile, as the European Union's long-term structural problems (such as the debt crisis in Greece) re-emerged and investors witnessed a steep decline in Chinese stocks. Market momentum shifted, with European stocks falling sharply. Many other global stock markets also dropped. Although U.S. stocks declined, they held up better overall. These conditions persisted into early July 2015, and continue at the time of this writing.

Meanwhile, U.S. interest rates rose during the reporting period. Many market participants had expected higher interest rates after the Fed started tapering QE in 2014. However, as USAA Investments anticipated, interest rates fell instead, and continued to fall through most of 2014 and into January 2015. Interest rates started to climb thereafter, falling briefly during the spring of 2015 as the Fed pushed back expectations on the timing of an interest rate increase. Interest rates finished the reporting period slightly above where they began. Some observers have speculated that the Fed might raise the federal funds target rate sometime during 2015, while others have suggested that an interest rate hike would not come until early 2016.

The events that occurred during the reporting period are a helpful reminder that short-term events can unexpectedly affect the financial markets at any given time. That's why we believe a long-term perspective is essential to effective investing, an opinion underlined by the dramatic headlines near the end of the reporting period--the breakdown in negotiations between Greece and its creditors,

================================================================================

================================================================================

China's slowing economic growth plus the decline in its stock market, and the likelihood that Puerto Rico will default on $72 billion of its municipal debt. We expect these events will likely continue influencing the investment environment in the months ahead. Shareholders should try to ignore the "noise," which is meant to elicit an emotional reaction, and focus instead on information that can provide the long-term perspective they need to manage their investments.

At the end of the reporting period, USAA Investments has a favorable view of the international developed markets, and in particular, Europe, which appears to be benefiting from aggressive monetary stimulus from the European Central Bank.
Our positive outlook, however, is based primarily on bottom-up fundamental analysis. More specifically, we believe European companies may be better positioned to experience higher earnings growth than U.S. companies over the next two years. As for U.S. stocks, we currently consider them fairly valued, if not overvalued. In addition, while we like emerging markets stocks for the long run, we believe they will be challenged in the near term by the continued strength of the U.S. dollar and lower commodity prices.

Given the market shifts during the reporting period, it may be a good time to consider rebalancing your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. You also may want to review your investment plan and to consider the diversification of your investments. Many of us like to broaden our horizons during the summer months, exploring and traveling with family and friends. Why not expand our investment horizons as well? At the same time, we must always make sure our investment plan matches our goals, risk tolerance, and time horizon. Please do not hesitate to call one of our financial advisors if you would like assistance.

From all of us at USAA Investments, we wish you a pleasant summer and hope you find time to relax and have fun. While you enjoy the long summer days, rest assured our team of portfolio managers will continue working hard on your behalf. Thank you for allowing us to serve your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.
o Rebalancing does not protect against losses or guarantee that an investor's goal will be met. o Diversification is a technique to help reduce risk. There is no absolute guarantee that diversification will protect against a loss of income. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           4

FINANCIAL INFORMATION

    Portfolio of Investments                                                 12

    Notes to Portfolio of Investments                                        19

    Financial Statements                                                     24

    Notes to Financial Statements                                            28

EXPENSE EXAMPLE                                                              47

ADVISORY AGREEMENT(S)                                                        50

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

208359-0815

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA FLEXIBLE INCOME FUND (THE FUND) SEEKS TOTAL RETURN THROUGH A COMBINATION OF INCOME AND CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

Under normal market conditions, the Fund will invest in income-producing securities that carry the most attractive opportunity for total return, regardless of maturity or credit rating. The Fund may invest to a significant extent in investment-grade U.S. bonds, high-yield bonds (commonly referred to as "junk" bonds), bank loans, non-dollar-denominated bonds, and equity securities. In addition, the Fund may invest up to 40% of its assets in foreign non-dollar-denominated securities traded outside the United States, and may invest without limitation in dollar-denominated securities of foreign issuers. Investments in the securities of foreign issuers may include securities issued in emerging markets as well as securities issued in established markets. The Fund also may use various techniques, including, among others, entering into derivatives transactions (such as futures and options), currency exchange contracts, and swap agreements, to increase or decrease its exposure to changing security prices, interest rates, commodity prices, or other factors that affect security values.

For the purposes of this Fund, "bonds" may include corporate debt securities, obligations of U.S., state, and local governments, their agencies and instrumentalities, and mortgage- and asset-backed securities. For the purposes of this Fund, "equity securities" may include common stock (which represents an ownership interest in a corporation), preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts (ADRs), European depositary receives (EDRs), global depositary receipts (GDRs), exchange-traded funds (ETFs), and convertible securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

ARNOLD J. ESPE, CFA                                    [PHOTO OF ARNOLD J. ESPE]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Longer-term yields rose during the six-month reporting period ended June 30, 2015, as the outlook for the U.S. economy improved and investors anticipated a potential short-term interest rate hike by the Federal Reserve (the Fed). In June 2015, Fed officials reiterated that any future interest rate increase would be data dependent. Although U.S. stocks hit a new record high during May 2015, they finished the reporting period with only a small gain, underperforming non-U.S. developed and emerging markets stocks. Broadly speaking, high-yield bonds performed best, generating a positive return for the reporting period and outperforming both U.S. stocks and U.S. Treasury securities. Crude oil prices rose during the reporting period, but remained at a low level compared to their highs of June 2014. Gold prices ended the reporting period roughly where they began. The U.S. dollar strengthened versus many other global currencies.

o HOW DID THE USAA FLEXIBLE INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has three share classes: Fund Shares, Institutional Shares, and Adviser Shares. At the end of the reporting period, the Fund Shares, Institutional Shares, and Adviser Shares had total returns of -1.62%, -1.47%, and -1.76%, respectively. This compares to a total return of -0.10% for the Barclays U.S. Aggregate Bond Index.

    Refer to page 5 for benchmark definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA FLEXIBLE INCOME FUND

================================================================================

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT KEY FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE REPORTING
    PERIOD?

    During the reporting period, the Fund lagged its benchmark index, primarily because of its large position in longer-term U.S. Treasury securities. The allocation hurt the Fund's performance as longer-term yields rose. (Bond prices and yields tend to move in opposite directions.) The Fund also was hampered by its holdings of corporate bonds, especially those issued by energy companies.

    On the positive side, selection among commercial mortgage-backed securities
    (CMBS) enhanced relative performance. The Fund also benefited from its short position in Japanese yen currency futures as the yen depreciated versus the U.S. dollar. A long position in Japanese equity futures added value amid a rally in Japanese stocks. In addition, investments in U.S. stocks contributed positively.

    In keeping with our investment approach, we maintained an income focus, concentrating our purchases on income-producing securities that we believe have the most attractive opportunity for total return, regardless of maturity or credit rating. We relied on our analysts to help us identify opportunities throughout the fixed-income universe. To position the portfolio for future interest rate increases, the Fund had investments in floating-rate securities, such as bank loans.

    Thank you for allowing us to help you with your investment needs.

    o As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Gold is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as junk bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. o Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA FLEXIBLE INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: USFIX)


--------------------------------------------------------------------------------
                                             6/30/15                12/31/14
--------------------------------------------------------------------------------

Net Assets                                $64.7 Million           $66.2 Million
Net Asset Value Per Share                     $9.24                   $9.59


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/15
--------------------------------------------------------------------------------
    12/31/14 - 6/30/15*            1 YEAR              SINCE INCEPTION 7/12/13

         -1.62%                    -5.88%                        2.04%


--------------------------------------------------------------------------------
                       EXPENSE RATIO AS OF 12/31/14**
--------------------------------------------------------------------------------

                                    0.93%


            (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Prior to May 1, 2015, the Fund Shares' expense limitation was 1.00% of average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

4  | USAA FLEXIBLE INCOME FUND

================================================================================

                            o CUMULATIVE PERFORMANCE COMPARISON o

                        [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                           BARCLAYS U.S. AGGREGATE                 USAA FLEXIBLE INCOME
                                 BOND INDEX                             FUND SHARES
 7/31/2013                       $10,000.00                             $10,000.00
 8/31/2013                         9,948.88                               9,934.92
 9/30/2013                        10,043.07                               9,977.26
10/31/2013                        10,124.27                              10,152.37
11/30/2013                        10,086.36                              10,110.84
12/31/2013                        10,029.36                              10,202.15
 1/31/2014                        10,177.55                              10,384.25
 2/28/2014                        10,231.66                              10,575.79
 3/31/2014                        10,214.23                              10,588.85
 4/30/2014                        10,300.43                              10,699.95
 5/31/2014                        10,417.70                              10,838.44
 6/30/2014                        10,423.09                              11,056.41
 7/31/2014                        10,396.94                              11,046.04
 8/31/2014                        10,511.72                              11,096.82
 9/30/2014                        10,440.35                              10,960.68
10/31/2014                        10,542.97                              10,679.67
11/30/2014                        10,617.76                              10,754.11
12/31/2014                        10,627.72                              10,578.21
 1/31/2015                        10,850.55                              10,737.74
 2/28/2015                        10,748.54                              10,731.48
 3/31/2015                        10,798.44                              10,590.94
 4/30/2015                        10,759.70                              10,724.16
 5/31/2015                        10,733.78                              10,714.73
 6/30/2015                        10,616.73                              10,406.81

                                   [END CHART]

                  Data from 7/31/13 to 6/30/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Flexible Income Fund Shares to the following benchmark:

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2013, while the inception date of the Fund Shares is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

USAA FLEXIBLE INCOME FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIFIX)

--------------------------------------------------------------------------------
                                             6/30/15                12/31/14
--------------------------------------------------------------------------------
Net Assets                                $92.5 Million          $98.3 Million
Net Asset Value Per Share                     $9.25                  $9.59

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/15
--------------------------------------------------------------------------------
    12/31/14 - 6/30/15*            1 YEAR             SINCE INCEPTION 7/12/13
         -1.47%                    -5.69%                      2.21%

--------------------------------------------------------------------------------
                             EXPENSE RATIOS AS OF 12/31/14**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       0.86%         AFTER REIMBURSEMENT        0.81%

               (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2016. If the total annual operating expense ratio of the Institutional Shares is lower than 0.80%, the Fund's Institutional Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

6  | USAA FLEXIBLE INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    BARCLAYS U.S. AGGREGATE            USAA FLEXIBLE INCOME FUND
                          BOND INDEX                       INSTITUTIONAL SHARES
 7/31/2013                $10,000.00                           $10,000.00
 8/31/2013                  9,948.88                             9,937.29
 9/30/2013                 10,043.07                             9,980.78
10/31/2013                 10,124.27                            10,156.99
11/30/2013                 10,086.36                            10,116.46
12/31/2013                 10,029.36                            10,209.04
 1/31/2014                 10,177.55                            10,392.47
 2/28/2014                 10,231.66                            10,585.52
 3/31/2014                 10,214.23                            10,600.17
 4/30/2014                 10,300.43                            10,712.36
 5/31/2014                 10,417.70                            10,851.85
 6/30/2014                 10,423.09                            11,070.52
 7/31/2014                 10,396.94                            11,063.55
 8/31/2014                 10,511.72                            11,114.07
 9/30/2014                 10,440.35                            10,978.42
10/31/2014                 10,542.97                            10,697.14
11/30/2014                 10,617.76                            10,782.48
12/31/2014                 10,627.72                            10,595.94
 1/31/2015                 10,850.55                            10,756.42
 2/28/2015                 10,748.54                            10,750.74
 3/31/2015                 10,798.44                            10,611.25
 4/30/2015                 10,759.70                            10,745.43
 5/31/2015                 10,733.78                            10,747.90
 6/30/2015                 10,616.73                            10,440.53

                                   [END CHART]

                         Data from 7/31/13 to 6/30/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Flexible Income Fund Institutional Shares to the benchmark listed above (see page 5 for the benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2013, while the inception date of the Institutional Shares is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA FLEXIBLE INCOME FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UAFIX)

--------------------------------------------------------------------------------
                                             6/30/15                12/31/14
--------------------------------------------------------------------------------
Net Assets                                $4.7 Million            $5.0 Million
Net Asset Value Per Share                    $9.24                   $9.59

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/15
--------------------------------------------------------------------------------
  12/31/14 - 6/30/15*               1 YEAR            SINCE INCEPTION 7/12/13
       -1.76%                       -6.20%                      1.74%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 12/31/14**
--------------------------------------------------------------------------------
  BEFORE REIMBURSEMENT      1.56%          AFTER REIMBURSEMENT       1.16%

               (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.15% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2016. If the total annual operating expense ratio of the Adviser Shares is lower than 1.15%, the Fund's Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Prior to May 1, 2015, the Adviser Shares' expense limitation was 1.25% of average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

8  | USAA FLEXIBLE INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         BARCLAYS U.S. AGGREGATE        USAA FLEXIBLE INCOME FUND
                               BOND INDEX                     ADVISER SHARES
 7/31/2013                    $10,000.00                       $10,000.00
 8/31/2013                      9,948.88                         9,931.57
 9/30/2013                     10,043.07                         9,971.49
10/31/2013                     10,124.27                        10,143.69
11/30/2013                     10,086.36                        10,101.91
12/31/2013                     10,029.36                        10,189.94
 1/31/2014                     10,177.55                        10,369.42
 2/28/2014                     10,231.66                        10,557.97
 3/31/2014                     10,214.23                        10,569.36
 4/30/2014                     10,300.43                        10,677.02
 5/31/2014                     10,417.70                        10,810.78
 6/30/2014                     10,423.09                        11,030.34
 7/31/2014                     10,396.94                        11,016.93
 8/31/2014                     10,511.72                        11,064.35
 9/30/2014                     10,440.35                        10,924.61
10/31/2014                     10,542.97                        10,640.36
11/30/2014                     10,617.76                        10,711.61
12/31/2014                     10,627.72                        10,531.69
 1/31/2015                     10,850.55                        10,687.56
 2/28/2015                     10,748.54                        10,678.15
 3/31/2015                     10,798.44                        10,535.02
 4/30/2015                     10,759.70                        10,664.22
 5/31/2015                     10,733.78                        10,652.39
 6/30/2015                     10,616.73                        10,346.58

                                   [END CHART]

                         Data from 7/31/13 to 6/30/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Flexible Income Fund Adviser Shares to the benchmark listed above (see page 5 for benchmark definition).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2013, while the inception date of the Adviser Shares is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                          o TOP 10 HOLDINGS* - 6/30/15 o
                                (% of Net Assets)

                                                             % of Net Assets
                                                             ---------------
U.S. Treasury Bond, 3.13%                                          6.2%
U.S. Treasury Bond
  (STRIPS Principal), 3.17%**                                      4.4%
U.S. Treasury Bond, 3.00%                                          4.2%
Nuveen Municipal
Opportunity Fund, Inc.                                             2.5%
St. Barbara Ltd., 8.88%                                            2.4%
WEC Energy Group, Inc., 6.25%                                      2.3%
Hatteras Financial Corp.                                           2.0%
Plum Creek Timber Co., Inc.                                        2.0%
Annaly Capital Management, Inc.                                    2.0%
Merrill Lynch Mortgage Trust, 6.03%                                2.0%

You will find a complete list of securities that the Fund owns on pages 12-18.

* Excludes money market instruments and futures.

** Zero-coupon security. Rate represents the effective yield at the date of purchase.

================================================================================

10  | USAA FLEXIBLE INCOME FUND

================================================================================

                 o ASSET ALLOCATION* - 6/30/15 o

                 [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                     28.0%
COMMON STOCKS                                             17.9%
U.S. TREASURY SECURITIES                                  16.9%
COMMERCIAL MORTGAGE SECURITIES                            16.8%
PREFERRED STOCKS                                           6.8%
EURODOLLAR AND YANKEE OBLIGATIONS                          6.3%
INVESTMENT COMPANIES                                       2.5%
COLLATERALIZED MORTGAGE OBLIGATIONS                        2.4%
MONEY MARKET INSTRUMENTS                                   1.5%

Percentages are of the net assets of the Fund and may not equal 100%.

* Excludes futures.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

PORTFOLIO OF INVESTMENTS

June 30, 2015 (unaudited)

----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                 MARKET
AMOUNT                                                                COUPON                               VALUE
(000)         SECURITY                                                 RATE           MATURITY             (000)
----------------------------------------------------------------------------------------------------------------
              CORPORATE OBLIGATIONS (28.0%)

              CONSUMER DISCRETIONARY (2.0%)
              -----------------------------
              DEPARTMENT STORES (0.5%)
$       750   J. C. Penney Corp., Inc.(a),(b)                         6.00%            5/22/2018        $    749
                                                                                                        --------
              SPECIALTY STORES (1.5%)
      2,700   Guitar Center, Inc.(c)                                  6.50             4/15/2019           2,484
                                                                                                        --------
              Total Consumer Discretionary                                                                 3,233
                                                                                                        --------
              ENERGY (5.5%)
              -------------
              OIL & GAS DRILLING (0.9%)
      3,648   Schahin II Finance Co. SPV Ltd.(c)                      5.88             9/25/2023           1,514
                                                                                                        --------
              OIL & GAS STORAGE & TRANSPORTATION (4.6%)
      3,000   DCP Midstream, LLC(c)                                   5.85             5/21/2043           2,393
      2,000   Enterprise Products Operating, LLC(d)                   7.00             6/01/2067           2,005
      4,000   Southern Union Co.(d)                                   3.30(e)         11/01/2066           3,040
                                                                                                        --------
                                                                                                           7,438
                                                                                                        --------
              Total Energy                                                                                 8,952
                                                                                                        --------
              FINANCIALS (6.9%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.1%)
      2,000   Walter Investment Management Corp.                      7.88            12/15/2021           1,863
                                                                                                        --------
              MULTI-LINE INSURANCE (0.9%)
      2,250   Genworth Holdings, Inc.(d)                              6.15            11/15/2066           1,378
                                                                                                        --------
              PROPERTY & CASUALTY INSURANCE (3.0%)
      2,000   AmTrust Financial Services, Inc.                        6.13             8/15/2023           2,084
      3,200   Oil Insurance Ltd.(c),(d)                               3.26(e)                  -(f)        2,760
                                                                                                        --------
                                                                                                           4,844
                                                                                                        --------
              REAL ESTATE DEVELOPMENT (1.9%)
      3,000   Forestar USA Real Estate Group, Inc.(c)                 8.50             6/01/2022           3,127
                                                                                                        --------
              Total Financials                                                                            11,212
                                                                                                        --------
              INDUSTRIALS (2.9%)
              ------------------
              AEROSPACE & DEFENSE (1.2%)
      2,000   Constellis Holdings, LLC & Constellis Finance Corp.(c)  9.75             5/15/2020           1,935
                                                                                                        --------

================================================================================

12  | USAA FLEXIBLE INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                 MARKET
AMOUNT                                                                COUPON                               VALUE
(000)(h)         SECURITY                                              RATE           MATURITY             (000)
----------------------------------------------------------------------------------------------------------------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.3%)
$       500   Artesyn Embedded Technologies, Inc.(c)                   9.75%          10/15/2020        $    499
                                                                                                        --------

              TRUCKING (1.4%)
      2,266   YRC Worldwide, Inc.(a)                                   8.25            2/13/2019           2,200
                                                                                                        --------
              Total Industrials                                                                            4,634
                                                                                                        --------
              MATERIALS (1.8%)
              ----------------
              GOLD (1.8%)
CAD   7,500   Allied Nevada Gold Corp.(c),(g)                          8.75            6/01/2019           1,469
        420   Allied Nevada Gold Corp., DIP(b),(i),(j)                    -(r)         3/10/2016             420
        760   Allied Nevada Gold Corp., DIP(a),(i),(k)                12.00            3/10/2016             969
                                                                                                        --------
                                                                                                           2,858
                                                                                                        --------
              Total Materials                                                                              2,858
                                                                                                        --------
              UTILITIES (8.9%)
              ----------------
              ELECTRIC UTILITIES (2.6%)
      1,800   NextEra Energy Capital Holdings, Inc.(d)                 6.35           10/01/2066           1,594
      3,000   PPL Capital Funding, Inc.(d)                             6.70            3/30/2067           2,650
                                                                                                        --------
                                                                                                           4,244
                                                                                                        --------
              MULTI-UTILITIES (6.3%)
      2,000   Dominion Resources, Inc.(d)                              2.58(e)         9/30/2066           1,809
      2,005   Integrys Energy Group, Inc.(d)                           6.11           12/01/2066           1,905
      3,027   Puget Sound Energy, Inc.                                 6.97            6/01/2067           2,785
      4,000   WEC Energy Group, Inc.                                   6.25            5/15/2067           3,740
                                                                                                        --------
                                                                                                          10,239
                                                                                                        --------
              Total Utilities                                                                             14,483
                                                                                                        --------
              Total Corporate Obligations (cost: $51,504)                                                 45,372
                                                                                                        --------

              EURODOLLAR AND YANKEE OBLIGATIONS (6.3%)

              ENERGY (1.8%)
              -------------
              OIL & GAS STORAGE & TRANSPORTATION (1.8%)
      3,000   TransCanada PipeLines Ltd.(l)                            6.35            5/15/2067           2,857
                                                                                                        --------
              FINANCIALS (2.1%)
              -----------------
              LIFE & HEALTH INSURANCE (0.6%)
      1,000   Great-West Life & Annuity Insurance Capital, LP(c),(d)   7.15            5/16/2046           1,023
                                                                                                        --------
              PROPERTY & CASUALTY INSURANCE (1.5%)
      2,190   QBE Capital Funding III Ltd.(c)                          7.25            5/24/2041           2,430
                                                                                                        --------
              Total Financials                                                                             3,453
                                                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                 MARKET
AMOUNT                                                                COUPON                               VALUE
(000)         SECURITY                                                 RATE           MATURITY             (000)
----------------------------------------------------------------------------------------------------------------
              MATERIALS (2.4%)
              ----------------
              GOLD (2.4%)
$     4,000   St. Barbara Ltd.(c)                                     8.88%            4/15/2018        $  3,820
                                                                                                        --------
              Total Eurodollar and Yankee Obligations (cost: $9,934)                                      10,130
                                                                                                        --------

              COLLATERALIZED MORTGAGE OBLIGATIONS (2.4%)
      2,406   Countrywide Alternative Loan Trust                      5.44(e)          3/25/2035             735
        841   Sequoia Mortgage Trust                                  1.09(e)          9/20/2033             738
      1,791   Structured Asset Mortgage Investments, Inc.             0.69(e)          7/19/2035           1,631
        848   Wells Fargo Mortgage Backed Securities Trust            2.61(e)          4/25/2035             813
                                                                                                        --------
              Total Collateralized Mortgage Obligations (cost: $3,937)                                     3,917
                                                                                                        --------

              COMMERCIAL MORTGAGE SECURITIES (16.8%)

              FINANCIALS (16.8%)
              ------------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (15.3%)
      2,700   Banc of America Commercial Mortgage, Inc.               5.42            10/10/2045           2,785
      2,000   Banc of America Commercial Mortgage, Inc.               6.47             2/10/2051           2,120
      3,000   Bear Stearns Commercial Mortgage Securities, Inc.(c)    5.66             9/11/2041           2,947
      2,770   CD Commercial Mortgage Trust                            5.69            10/15/2048           2,656
      2,000   Citigroup Commercial Mortgage Trust                     6.35            12/10/2049           1,945
      2,000   GE Capital Commercial Mortgage Corp.                    5.50            11/10/2045           2,009
      1,000   GS Mortgage Securities Corp. II                         5.71             4/10/2038           1,016
      1,000   Merrill Lynch Mortgage Trust                            5.87             5/12/2039           1,008
      3,000   Merrill Lynch Mortgage Trust                            6.03             6/12/2050           3,128
      2,000   Morgan Stanley Capital I Trust                          5.68             3/12/2044           1,994
      3,053   Wachovia Bank Commercial Mortgage Trust                 5.37            11/15/2048           3,091
                                                                                                        --------
                                                                                                          24,699
                                                                                                        --------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (1.5%)
     25,898   GS Mortgage Securities Trust,
                acquired 1/02/2014; cost $1,055(c),(m)                1.11             3/10/2044             635
     35,290   JPMBB Commercial Mortgage Securities Trust,
                acquired 4/30/2014; cost $2,303(m)                    1.43             4/15/2047           1,859
                                                                                                        --------
                                                                                                           2,494
                                                                                                        --------
              Total Financials                                                                            27,193
                                                                                                        --------
              Total Commercial Mortgage Securities (cost: $27,025)                                        27,193
                                                                                                        --------

              U.S. TREASURY SECURITIES (16.9%)
              BONDS (16.0%)
      7,000   3.00%, 11/15/2044(d)                                                                         6,849
      2,000   3.00%, 5/15/2045(d)                                                                          1,960

================================================================================

14  | USAA FLEXIBLE INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                           MARKET
AMOUNT                                                                                               VALUE
(000)         SECURITY                                                                               (000)
----------------------------------------------------------------------------------------------------------
$    10,000   3.13%, 8/15/2044(d),(o)                                                             $ 10,018
     18,000   3.17%, 8/15/2044 (STRIPS Principal)(n)                                                 7,070
                                                                                                  --------
                                                                                                    25,897
                                                                                                  --------
              NOTES (0.9%)
      1,500   2.25%, 11/15/2024(d)                                                                   1,491
                                                                                                  --------
              Total U.S. Treasury Securities (cost: $28,176)                                        27,388
                                                                                                  --------

----------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
----------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (27.2%)

              COMMON STOCKS (17.9%)

              ENERGY (0.9%)
              -------------
              INTEGRATED OIL & GAS (0.9%)
    280,000   Gazprom OAO ADR                                                                        1,476
                                                                                                  --------
              FINANCIALS (11.8%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (4.6%)
    250,000   Apollo Investment Corp.                                                                1,770
    130,000   Ares Capital Corp.                                                                     2,140
     70,000   KKR & Co., LP                                                                          1,600
    250,000   Prospect Capital Corp.                                                                 1,842
                                                                                                  --------
                                                                                                     7,352
                                                                                                  --------
              REITs - MORTGAGE (5.2%)
    350,000   Annaly Capital Management, Inc.                                                        3,216
    200,000   Hatteras Financial Corp.                                                               3,260
    200,000   Two Harbors Investment Corp.                                                           1,948
                                                                                                  --------
                                                                                                     8,424
                                                                                                  --------
              REITs - SPECIALIZED (2.0%)
     80,000   Plum Creek Timber Co., Inc.                                                            3,246
                                                                                                  --------
              Total Financials                                                                      19,022
                                                                                                  --------
              MATERIALS (5.2%)
              ----------------
              DIVERSIFIED CHEMICALS (0.9%)
     65,000   Huntsman Corp.                                                                         1,435
                                                                                                  --------
              GOLD (4.3%)
    201,500   Alamos Gold, Inc.                                                                      1,140
    103,000   Goldcorp, Inc.                                                                         1,669
    730,000   Kinross Gold Corp.*                                                                    1,694
     70,000   Newmont Mining Corp.                                                                   1,635

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                    MARKET
NUMBER                                                                                               VALUE
OF SHARES     SECURITY                                                                               (000)
----------------------------------------------------------------------------------------------------------
    270,000   Novagold Resources, Inc.*                                                           $    923
                                                                                                  --------
                                                                                                     7,061
                                                                                                  --------
              Total Materials                                                                        8,496
                                                                                                  --------
              Total Common Stocks (cost: $34,596)                                                   28,994
                                                                                                  --------

              PREFERRED STOCKS (6.8%)

              CONSUMER STAPLES (1.3%)
              -----------------------
              AGRICULTURAL PRODUCTS (1.3%)
     20,000   Dairy Farmers of America, Inc., 7.88%, cumulative
              redeemable, perpetual(c)                                                               2,104
                                                                                                  --------
              ENERGY (2.9%)
              -------------
              OIL & GAS EXPLORATION & PRODUCTION (1.3%)
      3,000   Chesapeake Energy Corp., 5.75%, perpetual(c)                                           2,050
                                                                                                  --------
              OIL & GAS STORAGE & TRANSPORTATION (1.6%)
    100,000   NuStar Logistics, LP, 7.63%                                                            2,661
                                                                                                  --------
              Total Energy                                                                           4,711
                                                                                                  --------
              FINANCIALS (2.6%)
              -----------------
              LIFE & HEALTH INSURANCE (1.4%)
     93,200   Delphi Financial Group, Inc., 7.38%, cumulative redeemable                             2,336
                                                                                                  --------
              THRIFTS & MORTGAGE FINANCE (1.2%)
    500,000   Freddie Mac, 8.38%, perpetual*(p)                                                      1,906
                                                                                                  --------
              Total Financials                                                                       4,242
                                                                                                  --------
              Total Preferred Stocks (cost: $12,438)                                                11,057
                                                                                                  --------

              INVESTMENT COMPANIES (2.5%)
    300,000   Nuveen Municipal Opportunity Fund, Inc. (cost: $4,188)                                 4,083
                                                                                                  --------
              Total Equity Securities (cost: $51,222)                                               44,134
                                                                                                  --------

              MONEY MARKET INSTRUMENTS (1.5%)

              MONEY MARKET FUNDS (1.5%)
  2,379,000   State Street Institutional Liquid Reserves Fund Premier Class, 0.11%(q)                2,379
                                                                                                  --------
              Total Money Market Instruments (cost: $2,379)                                          2,379
                                                                                                  --------

              TOTAL INVESTMENTS (COST: $174,177)                                                  $160,513
                                                                                                  ========

================================================================================

16  | USAA FLEXIBLE INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------------
                                                                                                UNREALIZED
NUMBER                                                                       CONTRACT        APPRECIATION/
OF SHARES                                                    EXPIRATION       VALUE         (DEPRECIATION)
LONG/(SHORT)  SECURITY                                         DATE           (000)                  (000)
----------------------------------------------------------------------------------------------------------
              FUTURES (13.1%)
       (80)   Japanese Yen Currency Futures                   9/14/2015       $ (8,183)             $ (149)
      (170)   Russell 2000 Mini Futures                       9/18/2015        (21,257)                207
        100   Yen Denominated Nikkei Futures                  9/10/2015          8,257                (153)
                                                                              --------              ------
              TOTAL FUTURES                                                   $(21,183)             $  (95)
                                                                              ========              ======

----------------------------------------------------------------------------------------------------------
($ IN 000s)                                                VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------
                                             (LEVEL 1)          (LEVEL 2)           (LEVEL 3)
                                         QUOTED PRICES  OTHER SIGNIFICANT         SIGNIFICANT
                                     IN ACTIVE MARKETS         OBSERVABLE        UNOBSERVABLE
ASSETS                            FOR IDENTICAL ASSETS             INPUTS              INPUTS        TOTAL
----------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                       $     -            $ 43,983              $1,389     $ 45,372
  Eurodollar and Yankee Obligations                 -              10,130                   -       10,130
  Collateralized Mortgage Obligations               -               3,917                   -        3,917
  Commercial Mortgage Securities                    -              27,193                   -       27,193
  U.S. Treasury Securities                     20,318               7,070                   -       27,388
Equity Securities:
  Common Stocks                                28,994                   -                   -       28,994
  Preferred Stocks                                  -              11,057                   -       11,057
  Investment Companies                          4,083                   -                   -        4,083
Money Market Instruments:
  Money Market Funds                            2,379                   -                   -        2,379
Futures(1)                                        207                   -                   -          207
----------------------------------------------------------------------------------------------------------
Total                                         $55,981            $103,350              $1,389     $160,720
----------------------------------------------------------------------------------------------------------

LIABILITIES
----------------------------------------------------------------------------------------------------------
Futures(1)                                    $  (302)           $      -              $    -     $   (302)
------------------------------------------------------------------------------------------------- --------

(1)Futures are valued at the unrealized appreciation/depreciation on the investment.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

-----------------------------------------------------------------------------------------
                                                                                CORPORATE
                                                                              OBLIGATIONS
-----------------------------------------------------------------------------------------
Balance as of December 31, 2014                                                    $    -
Purchases                                                                           1,168
Sales                                                                                   -
Transfers into Level 3                                                                  -
Transfers out of Level 3                                                                -
Net realized gain (loss) on investments                                                 -
Change in net unrealized appreciation/depreciation of investments                     221
-----------------------------------------------------------------------------------------
Balance as of June 30, 2015                                                        $1,389
-----------------------------------------------------------------------------------------

For the period of January 1, 2015, through June 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

18  | USAA FLEXIBLE INCOME FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 11.5% of net assets at June 30, 2015.

o   CATEGORIES AND DEFINITIONS

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represent the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  19

================================================================================

    COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - Collateralized mortgage obligations are debt obligations of a legal entity that are fully collateralized by a portfolio of mortgages or mortgage-related securities. CMOs are issued in multiple classes (tranches), with specific adjustable or fixed interest rates, varying maturities, and must be fully retired no later than its final distribution date. The cash flow from the underlying mortgages is used to pay off each tranche separately. CMOs are designed to provide investors with more predictable maturities than regular mortgage securities but such maturities can be difficult to predict because of the effect of prepayments.

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    CAD    Canadian Dollar

================================================================================

20  | USAA FLEXIBLE INCOME FUND

================================================================================

    DIP    Debtor-in-Possession
    REIT   Real estate investment trust
    STRIPS Separate trading of registered interest and principal of securities

o   SPECIFIC NOTES

    (a) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at June 30, 2015. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) At June 30, 2015, the aggregate market value of securities purchased on a delayed-delivery basis was $1,169,000.

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (d) The security, or a portion thereof, is segregated to cover the value of open futures contracts at June 30, 2015.

    (e) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at June 30, 2015.

    (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

    (g) At June 30, 2015, the issuer was in default with respect to interest and/or principal payments.

    (h) In U.S. dollars unless otherwise noted.

    (i) Security was fair valued at June 30, 2015, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $1,389,000, which represented 0.9% of the Fund's net assets.

    (j) The Fund may enter into certain credit agreements all, or a portion, of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. At June 30, 2015, the Fund held unfunded or partially unfunded loan commitments of $420,000.

    (k) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (l) At June 30, 2015, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (m) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at June 30, 2015, was $2,494,000, which represented 1.5% of the Fund's net assets.

    (n) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (o) Securities with a value of $1,603,000 are segregated as collateral for initial margin requirements on open futures contracts.

    (p) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

================================================================================

22  | USAA FLEXIBLE INCOME FUND

================================================================================

    (q) Rate represents the money market fund annualized seven-day yield at June 30, 2015.

    (r) The senior loan will settle after June 30, 2015, at which time the interest rate will be determined.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $174,177)                                     $160,513
   Cash                                                                                                   318
   Receivables:
       Capital shares sold                                                                                 44
       USAA Asset Management Company (Note 6C)                                                             18
       Dividends and interest                                                                           1,420
       Securities sold                                                                                  2,671
                                                                                                     --------
           Total assets                                                                               164,984
                                                                                                     --------
LIABILITIES
   Payables:
       Securities purchased                                                                             2,720
       Capital shares redeemed                                                                            167
   Variation margin on futures contracts                                                                   87
   Accrued management fees                                                                                 68
   Accrued transfer agent's fees                                                                            3
   Other accrued expenses and payables                                                                     44
                                                                                                     --------
           Total liabilities                                                                            3,089
                                                                                                     --------
              Net assets applicable to capital shares outstanding                                    $161,895
                                                                                                     ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                   $176,661
   Accumulated undistributed net investment income                                                        295
   Accumulated net realized loss on investments and futures transactions                               (1,342)
   Net unrealized depreciation of investments and futures contracts                                   (13,759)
   Net unrealized appreciation of foreign currency translations                                            40
                                                                                                     --------
              Net assets applicable to capital shares outstanding                                    $161,895
                                                                                                     ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $64,709/7,003 shares outstanding)                                  $   9.24
                                                                                                     ========
       Institutional Shares (net assets of $92,466/10,001 shares outstanding)                        $   9.25
                                                                                                     ========
       Adviser Shares (net assets of $4,720/511 shares outstanding)                                  $   9.24
                                                                                                     ========

See accompanying notes to financial statements.

================================================================================

24  | USAA FLEXIBLE INCOME FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $6)                                                   $  1,258
   Interest (net of foreign taxes withheld of $3)                                                       3,218
                                                                                                     --------
            Total income                                                                                4,476
                                                                                                     --------
EXPENSES
   Management fees                                                                                        417
   Administration and servicing fees:
       Fund Shares                                                                                         50
       Institutional Shares                                                                                47
       Adviser Shares                                                                                       4
   Transfer agent's fees:
       Fund Shares                                                                                         34
       Institutional Shares                                                                                47
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                                       6
   Custody and accounting fees:
       Fund Shares                                                                                         18
       Institutional Shares                                                                                23
       Adviser Shares                                                                                       1
   Postage:
       Fund Shares                                                                                          1
   Shareholder reporting fees:
       Fund Shares                                                                                          5
       Institutional Shares                                                                                 1
   Trustees' fees                                                                                          13
   Registration fees:
       Fund Shares                                                                                         14
       Institutional Shares                                                                                14
       Adviser Shares                                                                                      11
   Professional fees                                                                                       37
       Other                                                                                                7
                                                                                                     --------
            Total expenses                                                                                750
   Expenses reimbursed:
       Institutional Shares                                                                               (22)
       Adviser Shares                                                                                      (6)
                                                                                                     --------
            Net expenses                                                                                  722
                                                                                                     --------
NET INVESTMENT INCOME                                                                                   3,754
                                                                                                     --------

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Investments                                                                                     (2,526)
       Foreign currency transactions                                                                        1
       Futures transactions                                                                              (742)
   Change in net unrealized appreciation/depreciation of:
       Investments                                                                                     (4,365)
       Foreign currency translations                                                                       22
       Futures contracts                                                                                1,247
                                                                                                      -------
            Net realized and unrealized loss                                                           (6,363)
                                                                                                      -------
   Decrease in net assets resulting from operations                                                   $(2,609)
                                                                                                      =======

See accompanying notes to financial statements.

================================================================================

26  | USAA FLEXIBLE INCOME FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended June 30, 2015 (unaudited), and year ended
December 31, 2014

-------------------------------------------------------------------------------------------------------------
                                                                                6/30/2015          12/31/2014
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                         $  3,754            $  8,358
   Net realized gain (loss) on investments                                         (2,526)              4,932
   Net realized gain on foreign currency transactions                                   1                  12
   Net realized gain (loss) on futures transactions                                  (742)              1,141
   Change in net unrealized appreciation/depreciation of:
       Investments                                                                 (4,365)             (8,823)
       Foreign currency translations                                                   22                  17
       Futures contracts                                                            1,247              (1,379)
                                                                                 ----------------------------
       Increase (decrease) in net assets resulting from operations                 (2,609)              4,258
                                                                                 ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                 (1,409)             (2,732)
       Institutional Shares                                                        (2,030)             (5,192)
       Adviser Shares                                                                 (96)               (238)
                                                                                 ----------------------------
            Total distributions of net investment income                           (3,535)             (8,162)
                                                                                 ----------------------------
   Net realized gains:
       Fund Shares                                                                      -              (1,924)
       Institutional Shares                                                             -              (2,872)
       Adviser Shares                                                                   -                (149)
                                                                                 ----------------------------
            Total distributions of net realized gains                                   -              (4,945)
                                                                                 ----------------------------
       Distributions to shareholders                                               (3,535)            (13,107)
                                                                                 ----------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                        989              38,710
   Institutional Shares                                                            (2,431)              5,759
   Adviser Shares                                                                     (91)                218
                                                                                 ----------------------------
       Total net increase (decrease) in net assets from
            capital share transactions                                             (1,533)             44,687
                                                                                 ----------------------------
   Capital contribution from USAA Transfer Agency Company                               -                   1
                                                                                 ----------------------------
   Net increase (decrease) in net assets                                           (7,677)             35,839
NET ASSETS
   Beginning of period                                                            169,572             133,733
                                                                                 ----------------------------
   End of period                                                                 $161,895            $169,572
                                                                                 ============================
Accumulated undistributed net investment income:
   End of period                                                                 $    295            $     76
                                                                                 ============================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Flexible Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek total return through a combination of income and capital appreciation.

The Fund consists of three classes of shares: Flexible Income Fund Shares (Fund Shares), Flexible Income Fund Institutional Shares (Institutional Shares), and Flexible Income Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement

================================================================================

28  | USAA FLEXIBLE INCOME FUND

================================================================================

plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds). The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

        Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    2. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    3. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems

================================================================================

30  | USAA FLEXIBLE INCOME FUND

================================================================================

        relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    5. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include preferred stocks, which are valued based on methods discussed in
    Note 1A3 and certain bonds, which are valued based on methods discussed in
    Note 1A1.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the

================================================================================

32  | USAA FLEXIBLE INCOME FUND

================================================================================

    securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of securities falling in the Level 3 category are primarily supported by purchase price and quoted prices obtained from a broker-dealer participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at June 30, 2015, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JUNE 30, 2015* (IN THOUSANDS)

                                         ASSET DERIVATIVES                LIABILITY DERIVATIVES
--------------------------------------------------------------------------------------------------------
                                STATEMENT OF                          STATEMENT OF
DERIVATIVES NOT                 ASSETS AND                            ASSETS AND
ACCOUNTED FOR AS                LIABILITIES                           LIABILITIES
HEDGING INSTRUMENTS             LOCATION                FAIR VALUE    LOCATION                FAIR VALUE
--------------------------------------------------------------------------------------------------------
Equity contracts                Net unrealized            $207**      Net unrealized          $153**
                                depreciation of                       depreciation of
                                investments and                       investments and
                                futures contracts                     futures contracts

Foreign exchange contracts                                   -        Net unrealized           149**
                                                                      depreciation of
                                                                      investments and
                                                                      futures contracts
--------------------------------------------------------------------------------------------------------
Total                                                     $207                                $302
--------------------------------------------------------------------------------------------------------

     * For open derivative instruments as of June 30, 2015, see the Portfolio of Investments, which also is indicative of activity for the six-month period ended June 30, 2015.

    ** Includes cumulative appreciation (depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

================================================================================

34  | USAA FLEXIBLE INCOME FUND

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2015 (IN THOUSANDS)

                                                                                          CHANGE IN
                                                                                          UNREALIZED
DERIVATIVES NOT                                                    REALIZED GAIN          APPRECIATION
ACCOUNTED FOR AS                 STATEMENT OF                      (LOSS) ON              DEPRECIATION)
HEDGING INSTRUMENTS              OPERATIONS LOCATION               DERIVATIVES            ON DERIVATIVES
--------------------------------------------------------------------------------------------------------
Interest rate contracts          Net realized gain (loss) on
                                 futures transactions/
                                 Change in net unrealized
                                 appreciation (depreciation)
                                 of futures contracts                 $ (91)                 $   53

Equity contracts                 Net realized gain (loss) on
                                 futures transactions/
                                 Change in net unrealized
                                 appreciation (depreciation)
                                 of futures contracts                  (954)                  1,265

Foreign exchange contracts       Net realized gain (loss) on
                                 futures transactions/
                                 Change in net unrealized
                                 appreciation (depreciation)
                                 of futures contracts                   303                     (71)
--------------------------------------------------------------------------------------------------------
Total                                                                 $(742)                 $1,247
--------------------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
     Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

================================================================================

36  | USAA FLEXIBLE INCOME FUND

================================================================================

G.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of June 30, 2015, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $2,717,000; of which $1,547,000 were sold prior to the end of the reporting period.

H. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended June 30, 2015, there were no custodian and other bank credits.

I. REDEMPTION FEES - Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the six-month period ended
    June 30, 2015, the Adviser Shares charged redemption fees of less than $500.

J. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the six-month period ended June 30, 2015, the Fund paid CAPCO facility fees of less than $500, which represents 0.2% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended June 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of December 31, 2015, in accordance with applicable tax law.

================================================================================

38  | USAA FLEXIBLE INCOME FUND

================================================================================

Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2014, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended June 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended June 30, 2015, were $32,207,000 and $34,367,000, respectively.

As of June 30, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of June 30, 2015, were $2,163,000 and $15,827,000, respectively, resulting in net unrealized depreciation of $13,664,000.

(5) CAPITAL SHARE TRANSACTIONS

At June 30, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                               SIX-MONTH
                                              PERIOD ENDED                     YEAR ENDED
                                             JUNE 30, 2015                  DECEMBER 31, 2014
                                        ----------------------------------------------------------
                                         SHARES          AMOUNT         SHARES             AMOUNT
                                        ----------------------------------------------------------
FUND SHARES:
Shares sold                              1,173          $ 11,232          5,134           $ 53,027
Shares issued from reinvested
  dividends                                 89               848            252              2,518
Shares redeemed                         (1,166)          (11,091)        (1,646)           (16,835)
                                        ----------------------------------------------------------
Net increase from capital share
  transactions                              96          $    989          3,740           $ 38,710
                                        ==========================================================
INSTITUTIONAL SHARES:
Shares sold                                 72          $    690          1,340           $ 14,060
Shares issued from reinvested
  dividends                                213             2,030            782              7,858
Shares redeemed                           (535)           (5,151)        (1,589)           (16,159)
                                        ----------------------------------------------------------
Net increase (decrease) from
  capital share transactions              (250)         $ (2,431)           533           $  5,759
                                        ==========================================================
ADVISER SHARES:
Shares sold                                  -*         $      -*            48           $    495
Shares issued from reinvested
  dividends                                  -*                3              1                 14
Shares redeemed**                           (9)              (94)           (29)              (291)
                                        ----------------------------------------------------------
Net increase (decrease) from
  capital share transactions                (9)         $    (91)            20           $    218
                                        ==========================================================

 *Represents less than 500 shares or $500.

**Net of redemption fees.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager also is authorized to select (with approval of the

================================================================================

40  | USAA FLEXIBLE INCOME FUND

================================================================================

    Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the six-month period ended June 30, 2015, the Fund had no subadviser(s).

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets. For the six-month period ended June 30, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $417,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended June 30, 2015, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $50,000, $47,000, and $4,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended June 30, 2015, the Fund reimbursed the Manager $2,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through May 1, 2016, to limit the total annual operating expenses of the Institutional Shares and Adviser Shares to 0.80%, and 1.15%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Institutional Shares and the Adviser Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through May 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. Prior

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    to May 1, 2015, the Fund Shares and Adviser Shares expense limitations with the Manager were 1.00%, and 1.25%, respectively, of their average net assets. The Fund Shares agreement was terminated effective May 1, 2015. For the six-month period ended June 30, 2015, the Fund Shares incurred no reimbursable expenses from the Manager and the Institutional Shares and Adviser Shares incurred $22,000 and $6,000, respectively, of which $18,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended June 30, 2015, the Fund Shares, Institutional Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $34,000, $47,000, and less than $500, respectively.

E. DISTRIBUTION AND SERVICE (12B-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended June 30, 2015, the Adviser Shares incurred distribution and service (12b-1) fees of $6,000.

================================================================================

42  | USAA FLEXIBLE INCOME FUND

================================================================================

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 18 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of June 30, 2015, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
--------------------------------------------------------------------------------
USAA Target Retirement Income                                           7.3
USAA Target Retirement 2020                                            11.5
USAA Target Retirement 2030                                            17.0
USAA Target Retirement 2040                                            14.6
USAA Target Retirement 2050                                             6.4
USAA Target Retirement 2060                                             0.2

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At June 30, 2015, USAA and its affiliates owned 2,504,000 Fund Shares and 500,000 Adviser Shares, which represents 35.8% of the Fund Shares, 97.9% of the Adviser Shares, and 17.1% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                   SIX-MONTH
                                                  PERIOD ENDED           YEAR ENDED         PERIOD ENDED
                                                    JUNE 30,            DECEMBER 31,        DECEMBER 31,
                                                  ------------------------------------------------------
                                                     2015                  2014                2013***
                                                  ------------------------------------------------------
Net asset value at beginning of period            $  9.59               $  9.99             $ 10.00
                                                  -------------------------------------------------
Income (loss) from investment operations:
 Net investment income                                .21                   .52(a)              .22(a)
 Net realized and unrealized loss                    (.36)                 (.14)(a)            (.02)(a)
                                                  -------------------------------------------------
Total from investment operations                     (.15)                  .38(a)              .20(a)
                                                  -------------------------------------------------
Less distributions from:
 Net investment income                               (.20)                 (.49)               (.18)
 Realized capital gains                                 -                  (.29)               (.03)
                                                  -------------------------------------------------
Total distributions                                  (.20)                 (.78)               (.21)
                                                  -------------------------------------------------
Net asset value at end of period                  $  9.24               $  9.59             $  9.99
                                                  =================================================
Total return (%)*                                   (1.62)                 3.69                2.02
Net assets at end of period (000)                 $64,709               $66,235             $31,636
Ratios to average net assets:**
 Expenses (%)(b)                                      .93(c),(d)            .92                1.00(c)
 Expenses, excluding reimbursements (%)(b)            .93(c)                .92                1.00(c)
 Net investment income (%)                           4.44(c)               5.03                4.10(c)
Portfolio turnover (%)                                 20                    90                  39

  *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the six-month period ended June 30, 2015, average net assets were $67,644,000.
***  Fund Shares commenced operations on July 12, 2013.
(a)  Calculated using average shares.
(b)  Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:

                                                        -                     -                (.00%)(+)
     (+)Represents less than 0.01% of average net assets.
(c)  Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d)  Prior to May 1, 2015, the Manager had voluntarily agreed to limit the annual expenses of the Fund
     Shares to 1.00% of the Fund Shares' average net assets.

================================================================================

44  | USAA FLEXIBLE INCOME FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                   SIX-MONTH
                                                  PERIOD ENDED           YEAR ENDED         PERIOD ENDED
                                                    JUNE 30,            DECEMBER 31,        DECEMBER 31,
                                                  ------------------------------------------------------
                                                     2015                  2014                2013***
                                                  ------------------------------------------------------
Net asset value at beginning of period            $  9.59               $  9.99             $ 10.00
                                                  -------------------------------------------------
Income (loss) from investment operations:
 Net investment income                                .22                   .52                 .24(a)
 Net realized and unrealized loss                    (.36)                 (.13)               (.03)(a)
                                                  -------------------------------------------------
Total from investment operations                     (.14)                  .39                 .21(a)
                                                  -------------------------------------------------
Less distributions from:
 Net investment income                               (.20)                 (.50)               (.19)
 Realized capital gains                                 -                  (.29)               (.03)
                                                  -------------------------------------------------
Total distributions                                  (.20)                 (.79)               (.22)
                                                  -------------------------------------------------
Net asset value at end of period                  $  9.25               $  9.59             $  9.99
                                                  =================================================
Total return (%)*                                   (1.47)                 3.79                2.09
Net assets at end of period (000)                 $92,466               $98,348             $97,101
Ratios to average net assets:**
 Expenses (%)(b)                                      .80(c)                .80                 .80(c)
 Expenses, excluding reimbursements (%)(b)            .85(c)                .85                 .88(c)
 Net investment income (%)                           4.57(c)               5.08                4.65(c)
Portfolio turnover (%)                                 20                    90                  39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2015, average net assets were $95,430,000.
*** Institutional Shares commenced operations on July 12, 2013.
(a) Calculated using average shares.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                        -                     -                (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                   SIX-MONTH
                                                  PERIOD ENDED           YEAR ENDED         PERIOD ENDED
                                                    JUNE 30,            DECEMBER 31,        DECEMBER 31,
                                                  ------------------------------------------------------
                                                    2015                  2014                2013***
                                                  ------------------------------------------------------
Net asset value at beginning of period            $ 9.59                $ 9.99              $10.00
                                                  ------------------------------------------------
Income (loss) from investment operations:
 Net investment income                               .20                   .47                 .20(a)
 Net realized and unrealized loss                   (.36)                 (.12)               (.01)(a)
                                                  ------------------------------------------------
Total from investment operations                    (.16)                  .35                 .19(a)
                                                  ------------------------------------------------
Less distributions from:
 Net investment income                              (.19)                 (.46)               (.17)
 Realized capital gains                                -                  (.29)               (.03)
                                                  ------------------------------------------------
Total distributions                                 (.19)                 (.75)               (.20)
                                                  ------------------------------------------------
Redemption fees added to beneficial interests        .00(b)                  -                   -
                                                  ------------------------------------------------
Net asset value at end of period                  $ 9.24                $ 9.59              $ 9.99
                                                  ================================================
Total return (%)*                                  (1.76)                 3.35                1.90
Net assets at end of period (000)                 $4,720                $4,989              $4,996
Ratios to average net assets:**
 Expenses (%)(c)                                    1.22(d),(e)           1.25                1.25(d)
 Expenses, excluding reimbursements (%)(c)          1.47(d)               1.55                1.54(d)
 Net investment income (%)                          4.16(d)               4.62                3.76(d)
Portfolio turnover (%)                                20                    90                  39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2015, average net assets were $4,940,000.
*** Adviser Shares commenced operations on July 12, 2013.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                       -                     -                (.00%)(+)
    (+)Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Prior to May 1, 2015, the Manager had voluntarily agreed to limit the annual expenses of the
    Adviser Shares to 1.25% of the Adviser Shares' average net assets.

================================================================================

46  | USAA FLEXIBLE INCOME FUND

================================================================================

EXPENSE EXAMPLE

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2015, through June 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the

================================================================================

                                                           EXPENSE EXAMPLE |  47

================================================================================

period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                           BEGINNING               ENDING              DURING PERIOD*
                                         ACCOUNT VALUE          ACCOUNT VALUE         JANUARY 1, 2015 -
                                        JANUARY 1, 2015         JUNE 30, 2015           JUNE 30, 2015
                                      -------------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00              $  983.80                 $4.57
Hypothetical
 (5% return before expenses)                1,000.00               1,020.18                  4.66

INSTITUTIONAL SHARES
Actual                                      1,000.00                 985.30                  3.94
Hypothetical
 (5% return before expenses)                1,000.00               1,020.83                  4.01

ADVISER SHARES
Actual                                      1,000.00                 982.40                  6.00**
Hypothetical
 (5% return before expenses)                1,000.00               1,018.74                  6.11**

*Expenses are equal to the annualized expense ratio of 0.93% for Fund Shares, 0.80% for Institutional Shares, and 1.22% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (1.62)% for Fund Shares, (1.47)% for Institutional Shares, and (1.76)% for Adviser Shares for the six-month period of January 1, 2015, through June 30, 2015.

================================================================================

48  | USAA FLEXIBLE INCOME FUND

================================================================================

**The Funds' annualized expense ratio of 1.22% for Adviser Shares above reflects a change effective May 1, 2015, of the Manager's voluntary expense limitation for the Adviser Shares from 1.25% to 1.15% of the Adviser Shares' annual net assets. Had the expense limitation of 1.15% been in effect for the entire six-month period of January 1, 2015, through June 30, 2015, the values in the table above would be as shown below.

                                                                                      EXPENSES PAID
                                           BEGINNING               ENDING              DURING PERIOD
                                         ACCOUNT VALUE          ACCOUNT VALUE        JANUARY 1, 2015 -
                                        JANUARY 1, 2015         JUNE 30, 2015          JUNE 30, 2015
                                      -------------------------------------------------------------------
ADVISER SHARES
Actual                                     $1,000.00              $  982.40                 $5.65
Hypothetical
 (5% return before expenses)                1,000.00               1,019.09                  5.76

================================================================================

                                                           EXPENSE EXAMPLE |  49

================================================================================

ADVISORY AGREEMENT(S)

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees

================================================================================

50  | USAA FLEXIBLE INCOME FUND

================================================================================

and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the expense group) and
(ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any reimbursements - was above the median of its expense group and below the median of its expense universe. The data indicated that the Fund's total expenses, after any reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee. The

================================================================================

52  | USAA FLEXIBLE INCOME FUND

================================================================================

Board also took into account management's discussion of the Fund's expenses and noted the Manager's current undertakings to maintain expense limitations for the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended December 31, 2014. The Board also noted that the Fund's percentile performance ranking was in the top 40% of its performance universe for the one-year period ended December 31, 2014. The Board took into account that the Fund commenced operations on July 12, 2013, and therefore, has a relatively limited performance history.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fee waivers and expense reimbursements arrangements by the Manager. The Board also considered the effect of Fund's growth and size on its performance and fees, noting that the Fund may realize other economies of scale if assets increase proportionately more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of the Fund's limited performance history; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

54  | USAA FLEXIBLE INCOME FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
       USAA        We know what it means to serve.(R)              10%

   =============================================================================
   97757-0815                                (C)2015, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                                         [GRAPHIC OF USAA NASDAQ-100 INDEX FUND]

 ============================================================

         SEMIANNUAL REPORT
         USAA NASDAQ-100 INDEX FUND
         JUNE 30, 2015

 ============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"MANY OF US LIKE TO BROADEN OUR HORIZONS
DURING THE SUMMER MONTHS, EXPLORING AND             [PHOTO OF BROOKS ENGLEHARDT]
TRAVELING WITH FAMILY AND FRIENDS. WHY NOT
EXPAND OUR INVESTMENT HORIZONS AS WELL?"

--------------------------------------------------------------------------------

AUGUST 2015

When the six-month reporting period began in January 2015, we were seeing investors move away from U.S. equities toward other international developed markets. This trend, which gained momentum during the spring of 2015, was unexpected by many market watchers. At the beginning of 2015, the U.S. stock market was the global leader, continuing a six-year bull run, even though the Federal Reserve (the Fed) had ended its Quantitative Easing (QE) asset purchase program in October 2014. Market leadership shifted after the Fed announced that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies with global central banks taking a different approach from the Fed by cutting interest rates and increasing stimulus measures in an attempt to boost sluggish economies.

Then, as the reporting period came to a close in June 2015, global markets grew increasingly volatile, as the European Union's long-term structural problems (such as the debt crisis in Greece) re-emerged and investors witnessed a steep decline in Chinese stocks. Market momentum shifted, with European stocks falling sharply. Many other global stock markets also dropped. Although U.S. stocks declined, they held up better overall. These conditions persisted into early July 2015, and continue at the time of this writing.

Meanwhile, U.S. interest rates rose during the reporting period. Many market participants had expected higher interest rates after the Fed started tapering QE in 2014. However, as USAA Investments anticipated, interest rates fell instead, and continued to fall through most of 2014 and into January 2015. Interest rates started to climb thereafter, falling briefly during the spring of 2015 as the Fed pushed back expectations on the timing of an interest rate increase. Interest rates finished the reporting period slightly above where they began. Some observers have speculated that the Fed might raise the federal funds target rate sometime during 2015, while others have suggested that an interest rate hike would not come until early 2016.

The events that occurred during the reporting period are a helpful reminder that short-term events can unexpectedly affect the financial markets at any given time. That's why we believe a long-term perspective is essential to effective investing, an opinion underlined by the dramatic headlines near the end of the reporting period--the breakdown in negotiations between Greece and its creditors,

================================================================================

================================================================================

China's slowing economic growth plus the decline in its stock market, and the likelihood that Puerto Rico will default on $72 billion of its municipal debt. We expect these events will likely continue influencing the investment environment in the months ahead. Shareholders should try to ignore the "noise," which is meant to elicit an emotional reaction, and focus instead on information that can provide the long-term perspective they need to manage their investments.

At the end of the reporting period, USAA Investments has a favorable view of the international developed markets, and in particular, Europe, which appears to be benefiting from aggressive monetary stimulus from the European Central Bank.
Our positive outlook, however, is based primarily on bottom-up fundamental analysis. More specifically, we believe European companies may be better positioned to experience higher earnings growth than U.S. companies over the next two years. As for U.S. stocks, we currently consider them fairly valued, if not overvalued. In addition, while we like emerging markets stocks for the long run, we believe they will be challenged in the near term by the continued strength of the U.S. dollar and lower commodity prices.

Given the market shifts during the reporting period, it may be a good time to consider rebalancing your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. You also may want to review your investment plan and to consider the diversification of your investments. Many of us like to broaden our horizons during the summer months, exploring and traveling with family and friends. Why not expand our investment horizons as well? At the same time, we must always make sure our investment plan matches our goals, risk tolerance, and time horizon. Please do not hesitate to call one of our financial advisors if you would like assistance.

From all of us at USAA Investments, we wish you a pleasant summer and hope you find time to relax and have fun. While you enjoy the long summer days, rest assured our team of portfolio managers will continue working hard on your behalf. Thank you for allowing us to serve your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.
o Rebalancing does not protect against losses or guarantee that an investor's goal will be met. o Diversification is a technique to help reduce risk. There is no absolute guarantee that diversification will protect against a loss of income. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            4

FINANCIAL INFORMATION

    Portfolio of Investments                                                   7

    Notes to Portfolio of Investments                                         13

    Financial Statements                                                      14

    Notes to Financial Statements                                             17

EXPENSE EXAMPLE                                                               29

ADVISORY AGREEMENT(S)                                                         31

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

208365-0815

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA NASDAQ-100 INDEX FUND (THE FUND) SEEKS TO MATCH, BEFORE FEES AND EXPENSES, THE PERFORMANCE OF THE STOCKS COMPOSING THE NASDAQ-100 INDEX. THE NASDAQ-100 INDEX REPRESENTS 100 OF THE LARGEST NONFINANCIAL STOCKS TRADED ON THE NASDAQ STOCK MARKET(R).

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is, under normal market conditions, to invest at least 80% of the Fund's assets in the common stocks of companies composing the Nasdaq-100 Index. This strategy may be changed upon 60 days' written notice to shareholders.

In seeking to track the performance of the Nasdaq-100 Index, the Fund's subadviser, Northern Trust Investments, Inc. (NTI), will normally invest in all the common stocks of companies in the Nasdaq-100 Index in roughly the same proportions as their weightings in the index. While NTI attempts to replicate the index, there may be times when the Fund and the index do not match exactly. At times, NTI may purchase a stock not included in the Nasdaq-100 Index when it is believed to be a cost-efficient way of approximating the index's performance, for example, in anticipation of a stock being added to the index. To the extent that the Nasdaq-100 Index concentrates in the securities of a particular industry or group of industries, the Fund may similarly concentrate its investments.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    U.S. large-cap stocks were flat over the first quarter of 2015 with elevated levels of volatility. The overall growth of the U.S. economy slowed in the first quarter 2015. Economic data was mixed, employment remained strong, oil prices dropped below $50 a barrel, retail sales continued to contract throughout the first quarter of 2015, and gross domestic product came in weaker than expected at 2.2%. The U.S. dollar remained strong, advancing 13% against the euro and 5% against the British pound. After the March 2015 Federal Open Market Committee (the FOMC) meeting, the FOMC and the Federal Reserve (the Fed) are both signaling that interest rate hikes could begin in September 2015. Other global central banks, including the European Central Bank, Bank of Japan, and Peoples Bank of China, continue to take an accommodative posture in support of the market.

    The uncertainty surrounding a possible Greek exit from the eurozone has weighed on markets around the globe, and the United States is no exception, with the majority of markets down or flat over the second quarter 2015. While the damage to U.S. markets was modest, Greece's failure to make the scheduled International Monetary Fund payment and the subsequent "No" vote in the referendum caused market volatility to increase over the reporting period. This is expected to continue as market volatility is likely to increase in anticipation of the Fed's meetings during the remainder of the year as investors prepare for rising interest rates.

o HOW DID THE USAA NASDAQ-100 INDEX FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund closely tracked its benchmark, the broad-based Nasdaq-100(R) Index (the Index), for the reporting period. The Fund posted a return of 4.09% versus the Index, which returned 4.42%. The Index represents

================================================================================

2  | USAA NASDAQ-100 INDEX FUND

================================================================================

    100 of the largest nonfinancial companies listed on The Nasdaq Stock Market(R) and is not available for direct investment.

o   PLEASE DESCRIBE SECTOR PERFORMANCE DURING THE REPORTING PERIOD.

    For the reporting period, the top-performing sectors in the Index were Consumer Discretionary and Health Care returning 10.65% and 10.60%, respectively. The bottom performers included Industrials, with a return of -10.22%, and Information Technology, returning 1.32%.

    Thank you for allowing us to help you with your investment needs.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o INVESTING IN SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. o THE USAA NASDAQ-100 INDEX FUND MAY BE SUBJECT TO STOCK MARKET RISK AND IS NON-DIVERSIFIED, WHICH MEANS THAT IT MAY INVEST A GREATER PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. INDIVIDUAL STOCKS WILL FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES, GENERAL MARKET, AND ECONOMIC CONDITIONS DOMESTICALLY AND ABROAD. WHEN REDEEMED OR SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

    Refer to page 5 for the benchmark definition.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA NASDAQ-100 INDEX FUND (THE FUND) (Ticker Symbol: USNQX)


--------------------------------------------------------------------------------
                                         6/30/15                     12/31/14
--------------------------------------------------------------------------------

Net Assets                           $825.7 Million              $706.6 Million
Net Asset Value Per Share               $12.73                      $12.23


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/15
--------------------------------------------------------------------------------
    12/31/2014 - 6/30/2015*      1 YEAR          5 YEARS          10 YEARS

           4.09%                 14.92%          20.99%           11.54%


--------------------------------------------------------------------------------
                       EXPENSE RATIO AS OF 12/31/14**
--------------------------------------------------------------------------------

                                    0.59%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

** The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

4  | USAA NASDAQ-100 INDEX FUND

================================================================================

                       o CUMULATIVE PERFORMANCE COMPARISON o

                    [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         NASDAQ-100 INDEX       USAA NASDAQ-100 INDEX FUND
 6/30/2005                  $10,000.00                   $10,000.00
 7/31/2005                   10,748.59                    10,729.61
 8/31/2005                   10,599.77                    10,579.40
 9/30/2005                   10,733.67                    10,708.15
10/31/2005                   10,583.99                    10,557.94
11/30/2005                   11,217.06                    11,180.26
12/31/2005                   11,038.40                    10,987.12
 1/31/2006                   11,479.54                    11,437.77
 2/28/2006                   11,218.45                    11,158.80
 3/31/2006                   11,442.14                    11,373.39
 4/30/2006                   11,423.77                    11,351.93
 5/31/2006                   10,619.01                    10,536.48
 6/30/2006                   10,590.56                    10,493.56
 7/31/2006                   10,149.94                    10,064.38
 8/31/2006                   10,632.54                    10,536.48
 9/30/2006                   11,133.76                    11,008.58
10/31/2006                   11,662.84                    11,545.06
11/30/2006                   12,066.52                    11,931.33
12/31/2006                   11,842.03                    11,695.28
 1/31/2007                   12,081.90                    11,931.33
 2/28/2007                   11,885.47                    11,738.20
 3/31/2007                   11,959.41                    11,802.58
 4/30/2007                   12,605.21                    12,424.89
 5/31/2007                   13,023.28                    12,832.62
 6/30/2007                   13,064.13                    12,854.08
 7/31/2007                   13,051.66                    12,832.62
 8/31/2007                   13,447.05                    13,218.88
 9/30/2007                   14,140.00                    13,884.12
10/31/2007                   15,141.19                    14,871.24
11/30/2007                   14,141.79                    13,884.12
12/31/2007                   14,120.10                    13,841.20
 1/31/2008                   12,472.11                    12,231.76
 2/29/2008                   11,832.35                    11,587.98
 3/31/2008                   12,083.63                    11,824.03
 4/30/2008                   13,005.37                    12,725.32
 5/31/2008                   13,796.67                    13,497.85
 6/30/2008                   12,470.72                    12,188.84
 7/31/2008                   12,554.35                    12,253.22
 8/31/2008                   12,724.38                    12,424.89
 9/30/2008                   10,836.73                    10,557.94
10/31/2008                    9,072.55                     8,841.20
11/30/2008                    8,070.03                     7,854.08
12/31/2008                    8,249.88                     8,025.75
 1/31/2009                    8,037.47                     7,811.16
 2/28/2009                    7,618.94                     7,403.43
 3/31/2009                    8,440.41                     8,197.42
 4/30/2009                    9,516.35                     9,248.93
 5/31/2009                    9,810.46                     9,527.90
 6/30/2009                   10,097.55                     9,785.41
 7/31/2009                   10,962.13                    10,622.32
 8/31/2009                   11,123.62                    10,772.53
 9/30/2009                   11,768.35                    11,394.85
10/31/2009                   11,416.01                    11,030.04
11/30/2009                   12,115.86                    11,716.74
12/31/2009                   12,755.42                    12,317.60
 1/31/2010                   11,939.98                    11,523.61
 2/28/2010                   12,487.50                    12,038.63
 3/31/2010                   13,449.23                    12,961.37
 4/30/2010                   13,745.08                    13,240.34
 5/31/2010                   12,741.16                    12,274.68
 6/30/2010                   11,968.04                    11,502.15
 7/31/2010                   12,830.09                    12,339.06
 8/31/2010                   12,179.72                    11,695.28
 9/30/2010                   13,771.74                    13,218.88
10/31/2010                   14,646.99                    14,055.79
11/30/2010                   14,624.25                    14,012.88
12/31/2010                   15,324.89                    14,674.70
 1/31/2011                   15,770.21                    15,104.41
 2/28/2011                   16,263.88                    15,555.61
 3/31/2011                   16,186.09                    15,469.67
 4/30/2011                   16,641.02                    15,899.38
 5/31/2011                   16,446.71                    15,706.01
 6/30/2011                   16,126.27                    15,383.72
 7/31/2011                   16,394.92                    15,641.55
 8/31/2011                   15,577.16                    14,846.58
 9/30/2011                   14,872.60                    14,159.04
10/31/2011                   16,416.47                    15,620.06
11/30/2011                   16,000.93                    15,211.84
12/31/2011                   15,885.67                    15,100.77
 1/31/2012                   17,217.39                    16,347.62
 2/29/2012                   18,331.85                    17,409.76
 3/31/2012                   19,260.43                    18,264.08
 4/30/2012                   19,049.01                    18,056.27
 5/31/2012                   17,689.57                    16,763.24
 6/30/2012                   18,338.15                    17,363.58
 7/31/2012                   18,533.66                    17,548.30
 8/31/2012                   19,486.44                    18,425.71
 9/30/2012                   19,687.51                    18,610.43
10/31/2012                   18,634.86                    17,594.48
11/30/2012                   18,900.79                    17,848.46
12/31/2012                   18,800.78                    17,737.26
 1/31/2013                   19,301.74                    18,203.42
 2/28/2013                   19,396.25                    18,273.34
 3/31/2013                   19,976.39                    18,809.42
 4/30/2013                   20,329.07                    19,275.58
 5/31/2013                   21,191.99                    19,951.51
 6/30/2013                   20,678.43                    19,462.04
 7/31/2013                   21,998.94                    20,674.05
 8/31/2013                   21,936.14                    20,604.13
 9/30/2013                   22,977.78                    21,583.06
10/31/2013                   24,129.45                    22,655.22
11/30/2013                   24,983.35                    23,424.37
12/31/2013                   25,741.43                    24,122.29
 1/31/2014                   25,249.88                    23,654.80
 2/28/2014                   26,554.41                    24,870.26
 3/31/2014                   25,848.66                    24,239.16
 4/30/2014                   25,762.05                    24,098.91
 5/31/2014                   26,934.68                    25,197.51
 6/30/2014                   27,766.23                    25,945.48
 7/31/2014                   28,090.92                    26,249.35
 8/31/2014                   29,523.05                    27,558.31
 9/30/2014                   29,301.35                    27,347.94
10/31/2014                   30,096.69                    28,072.55
11/30/2014                   31,462.83                    29,334.76
12/31/2014                   30,736.19                    28,646.08
 1/31/2015                   30,113.60                    28,037.09
 2/28/2015                   32,295.05                    30,051.45
 3/31/2015                   31,543.07                    29,348.77
 4/30/2015                   32,138.34                    29,887.49
 5/31/2015                   32,882.15                    30,566.75
 6/30/2015                   32,093.51                    29,817.23

                                   [END CHART]

                          Data from 6/30/05 to 6/30/15.

The graph illustrates how a $10,000 hypothetical investment in the USAA Nasdaq-100 Index Fund closely tracks the Nasdaq-100 Index, an unmanaged modified capitalization-weighted index composed of 100 of the largest nonfinancial domestic and international companies listed on The Nasdaq Stock Market(R) based on market capitalization.

"Nasdaq-100(R)," "Nasdaq-100 Index(R)," and "Nasdaq(R)" are trademarks or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for our use. THE CORPORATIONS MAKE
NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. The Fund is not sponsored, sold, or promoted by The Nasdaq Stock Market, Inc., and The Nasdaq Stock Market, Inc. makes no representation regarding the advisability of investing in the Fund. Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indices does not reflect the deduction of any fees, expenses, or taxes.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                      o TOP 10 EQUITY HOLDINGS - 6/30/15 o
                                (% of Net Assets)

Apple, Inc. .................................................  13.7%
Microsoft Corp. .............................................   6.8%
Amazon.com, Inc. ............................................   3.8%
Facebook, Inc. "A" ..........................................   3.7%
Google, Inc. "C" ............................................   3.4%
Gilead Sciences, Inc. .......................................   3.2%
Google, Inc. "A" ............................................   2.9%
Intel Corp. .................................................   2.7%
Cisco Systems, Inc.  ........................................   2.7%
Comcast Corp. "A" ...........................................   2.4%

  You will find a complete list of securities that the Fund owns on pages 7-12.

                        o SECTOR ALLOCATION* - 6/30/15 o

                  [PIE CHART OF SECTOR ALLOCATION* - 6/30/15]

INFORMATION TECHNOLOGY                                         52.6%
CONSUMER DISCRETIONARY                                         18.9%
HEALTH CARE                                                    14.9%
CONSUMER STAPLES                                                6.0%
INDUSTRIALS                                                     2.0%
TELECOMMUNICATION SERVICES                                      0.7%
MATERIALS                                                       0.3%

                                 [PIE CHART END]

* Excludes Money Market Instruments.

Percentages are of the net assets of the Fund, and may not equal 100%.

================================================================================

6  | USAA NASDAQ-100 INDEX FUND

================================================================================

PORTFOLIO OF INVESTMENTS

June 30, 2015 (unaudited)

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                    (000)
-----------------------------------------------------------------------------------------------
              COMMON STOCKS (95.4%)

              CONSUMER DISCRETIONARY (18.9%)
              ------------------------------
              APPAREL RETAIL (0.4%)
    64,571    Ross Stores, Inc.                                                       $   3,139
                                                                                      ---------
              AUTOMOBILE MANUFACTURERS (0.7%)
    19,720    Tesla Motors, Inc.*                                                         5,290
                                                                                      ---------
              AUTOMOTIVE RETAIL (0.4%)
    15,751    O'Reilly Automotive, Inc.*                                                  3,559
                                                                                      ---------
              BROADCASTING (0.5%)
    23,324    Discovery Communications, Inc. "A"*                                           776
    42,758    Discovery Communications, Inc. "C"*                                         1,329
    16,433    Liberty Media Corp. "A"*                                                      592
    35,221    Liberty Media Corp. "C"*                                                    1,264
                                                                                      ---------
                                                                                          3,961
                                                                                      ---------
              CABLE & SATELLITE (5.6%)
    17,475    Charter Communications, Inc. "A"*                                           2,993
   331,149    Comcast Corp. "A"                                                          19,915
    59,463    Comcast Corp. Special "A"                                                   3,564
    78,644    DIRECTV*                                                                    7,298
    35,003    DISH Network Corp. "A"*                                                     2,370
    39,322    Liberty Global plc "A"*                                                     2,126
    96,608    Liberty Global plc "C"*                                                     4,891
   853,918    Sirius XM Holdings, Inc.*                                                   3,185
                                                                                      ---------
                                                                                         46,342
                                                                                      ---------
              CASINOS & GAMING (0.2%)
    15,872    Wynn Resorts Ltd.                                                           1,566
                                                                                      ---------
              CATALOG RETAIL (0.2%)
    69,231    Liberty Interactive Corp. "A"*                                              1,921
                                                                                      ---------
              CONSUMER ELECTRONICS (0.2%)
    29,806    Garmin Ltd.                                                                 1,309
                                                                                      ---------
              GENERAL MERCHANDISE STORES (0.3%)
    32,173    Dollar Tree, Inc.*                                                          2,541
                                                                                      ---------
              HOMEFURNISHING RETAIL (0.2%)
    26,725    Bed Bath & Beyond, Inc.*                                                    1,844
                                                                                      ---------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  7

================================================================================

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                    (000)
-----------------------------------------------------------------------------------------------
              HOTELS, RESORTS & CRUISE LINES (0.4%)
    42,837    Marriott International, Inc. "A"                                        $   3,187
                                                                                      ---------
              INTERNET RETAIL (6.0%)
    72,652    Amazon.com, Inc.*(a)                                                       31,538
    20,881    Liberty Ventures "A"*                                                         820
     9,458    Netflix, Inc.*                                                              6,213
     8,087    Priceline Group, Inc.*                                                      9,311
    20,392    TripAdvisor, Inc.*                                                          1,777
                                                                                      ---------
                                                                                         49,659
                                                                                      ---------
              LEISURE PRODUCTS (0.2%)
    52,940    Mattel, Inc.                                                                1,360
                                                                                      ---------
              MOVIES & ENTERTAINMENT (1.7%)
   196,394    Twenty-First Century Fox, Inc. "A"                                          6,392
   124,564    Twenty-First Century Fox, Inc. "B"                                          4,014
    54,059    Viacom, Inc. "B"                                                            3,494
                                                                                      ---------
                                                                                         13,900
                                                                                      ---------
              RESTAURANTS (1.5%)
   234,110    Starbucks Corp.                                                            12,552
                                                                                      ---------
              SPECIALTY STORES (0.4%)
   100,112    Staples, Inc.                                                               1,533
    21,284    Tractor Supply Co.                                                          1,914
                                                                                      ---------
                                                                                          3,447
                                                                                      ---------
              Total Consumer Discretionary                                              155,577
                                                                                      ---------
              CONSUMER STAPLES (6.0%)
              -----------------------
              DRUG RETAIL (1.8%)
   170,173    Walgreens Boots Alliance, Inc.                                             14,369
                                                                                      ---------
              FOOD RETAIL (0.3%)
    55,814    Whole Foods Market, Inc.                                                    2,201
                                                                                      ---------
              HYPERMARKETS & SUPER CENTERS (1.1%)
    68,647    Costco Wholesale Corp.                                                      9,272
                                                                                      ---------
              PACKAGED FOODS & MEAT (2.4%)
    24,018    Keurig Green Mountain, Inc.                                                 1,840
    92,349    Kraft Foods Group, Inc.                                                     7,863
   253,762    Mondelez International, Inc. "A"                                           10,440
                                                                                      ---------
                                                                                         20,143
                                                                                      ---------
              SOFT DRINKS (0.4%)
    26,549    Monster Beverage Corp.*                                                     3,558
                                                                                      ---------
              Total Consumer Staples                                                     49,543
                                                                                      ---------

================================================================================

8  | USAA NASDAQ-100 INDEX FUND

================================================================================

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                    (000)
-----------------------------------------------------------------------------------------------
              HEALTH CARE (14.9%)
              -------------------
              BIOTECHNOLOGY (11.2%)
    31,135    Alexion Pharmaceuticals, Inc.*                                          $   5,628
   118,622    Amgen, Inc.                                                                18,211
    36,698    Biogen, Inc.*                                                              14,824
   123,744    Celgene Corp.*                                                             14,321
   229,276    Gilead Sciences, Inc.                                                      26,844
    15,806    Regeneron Pharmaceuticals, Inc.*                                            8,063
    38,028    Vertex Pharmaceuticals, Inc.*                                               4,696
                                                                                      ---------
                                                                                         92,587
                                                                                      ---------
              HEALTH CARE DISTRIBUTORS (0.2%)
    13,022    Henry Schein, Inc.*                                                         1,850
                                                                                      ---------
              HEALTH CARE EQUIPMENT (0.3%)
     5,750    Intuitive Surgical, Inc.*                                                   2,786
                                                                                      ---------
              HEALTH CARE SERVICES (1.5%)
    32,458    Catamaran Corp.*                                                            1,982
   113,783    Express Scripts Holdings Co.*                                              10,120
                                                                                      ---------
                                                                                         12,102
                                                                                      ---------
              HEALTH CARE TECHNOLOGY (0.5%)
    53,692    Cerner Corp.*                                                               3,708
                                                                                      ---------
              LIFE SCIENCES TOOLS & SERVICES (0.6%)
    22,482    Illumina, Inc.*                                                             4,909
                                                                                      ---------
              PHARMACEUTICALS (0.6%)
    76,449    Mylan N.V.*                                                                 5,188
                                                                                      ---------
              Total Health Care                                                         123,130
                                                                                      ---------
              INDUSTRIALS (2.0%)
              ------------------
              AIR FREIGHT & LOGISTICS (0.4%)
    22,756    C.H. Robinson Worldwide, Inc.                                               1,420
    29,800    Expeditors International of Washington, Inc.                                1,374
                                                                                      ---------
                                                                                          2,794
                                                                                      ---------
              AIRLINES (0.5%)
   107,995    American Airlines Group, Inc.                                               4,313
                                                                                      ---------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.4%)
    55,338    PACCAR, Inc.                                                                3,531
                                                                                      ---------
              ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
    13,274    Stericycle, Inc.*                                                           1,777
                                                                                      ---------
              RESEARCH & CONSULTING SERVICES (0.2%)
    26,377    Verisk Analytics, Inc. "A"*                                                 1,919
                                                                                      ---------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                    (000)
-----------------------------------------------------------------------------------------------
              TRADING COMPANIES & DISTRIBUTORS (0.3%)
    45,916    Fastenal Co.                                                            $   1,937
                                                                                      ---------
              Total Industrials                                                          16,271
                                                                                      ---------
              INFORMATION TECHNOLOGY (52.6%)
              ------------------------------
              APPLICATION SOFTWARE (1.7%)
    78,052    Adobe Systems, Inc.*                                                        6,323
    35,538    Autodesk, Inc.*                                                             1,780
    25,005    Citrix Systems, Inc.*                                                       1,754
    42,998    Intuit, Inc.                                                                4,333
                                                                                      ---------
                                                                                         14,190
                                                                                      ---------
              COMMUNICATIONS EQUIPMENT (4.6%)
   793,537    Cisco Systems, Inc.                                                        21,790
   254,314    QUALCOMM, Inc.(a)                                                          15,928
                                                                                      ---------
                                                                                         37,718
                                                                                      ---------
              DATA PROCESSING & OUTSOURCED SERVICES (1.4%)
    73,264    Automatic Data Processing, Inc.                                             5,878
    36,960    Fiserv, Inc.*                                                               3,061
    56,695    Paychex, Inc.                                                               2,658
                                                                                      ---------
                                                                                         11,597
                                                                                      ---------
              HOME ENTERTAINMENT SOFTWARE (0.7%)
   113,299    Activision Blizzard, Inc.                                                   2,743
    49,090    Electronic Arts, Inc.*                                                      3,265
                                                                                      ---------
                                                                                          6,008
                                                                                      ---------
              INTERNET SOFTWARE & SERVICES (13.3%)
    27,860    Akamai Technologies, Inc.*                                                  1,945
    43,224    Baidu, Inc. ADR*                                                            8,605
   189,530    eBay, Inc.*                                                                11,417
   350,855    Facebook, Inc. "A"*                                                        30,091
    44,972    Google, Inc. "A"*(a)                                                       24,287
    53,454    Google, Inc. "C"*                                                          27,824
   146,401    Yahoo! Inc.*                                                                5,752
                                                                                      ---------
                                                                                        109,921
                                                                                      ---------
              IT CONSULTING & OTHER SERVICES (0.7%)
    95,251    Cognizant Technology Solutions Corp. "A"*                                   5,819
                                                                                      ---------
              SEMICONDUCTOR EQUIPMENT (0.8%)
   192,117    Applied Materials, Inc.                                                     3,693
    24,941    KLA-Tencor Corp.                                                            1,402
    24,750    Lam Research Corp.                                                          2,013
                                                                                      ---------
                                                                                          7,108
                                                                                      ---------

================================================================================

10  | USAA NASDAQ-100 INDEX FUND

================================================================================

-----------------------------------------------------------------------------------------------
                                                                                         MARKET
NUMBER                                                                                    VALUE
OF SHARES     SECURITY                                                                    (000)
-----------------------------------------------------------------------------------------------
              SEMICONDUCTORS (7.1%)
    46,970    Altera Corp.                                                            $   2,405
    48,911    Analog Devices, Inc.                                                        3,139
    40,031    Avago Technologies Ltd.                                                     5,321
    86,267    Broadcom Corp. "A"                                                          4,442
   740,104    Intel Corp.                                                                22,510
    37,380    Linear Technology Corp.                                                     1,653
   168,714    Micron Technology, Inc.*                                                    3,179
    83,922    NVIDIA Corp.                                                                1,688
    39,276    NXP Semiconductors N.V.*                                                    3,857
   162,304    Texas Instruments, Inc.                                                     8,360
    40,349    Xilinx, Inc.                                                                1,782
                                                                                      ---------
                                                                                         58,336
                                                                                      ---------
              SYSTEMS SOFTWARE (7.6%)
    68,478    CA, Inc.                                                                    2,006
    28,224    Check Point Software Technologies Ltd.*                                     2,245
 1,262,062    Microsoft Corp.(a)                                                         55,720
   106,029    Symantec Corp.                                                              2,465
                                                                                      ---------
                                                                                         62,436
                                                                                      ---------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (14.7%)
   898,780    Apple, Inc.(a)                                                            112,730
    48,744    NetApp, Inc.                                                                1,538
    32,431    SanDisk Corp.                                                               1,888
    49,498    Seagate Technology plc                                                      2,351
    36,014    Western Digital Corp.                                                       2,824
                                                                                      ---------
                                                                                        121,331
                                                                                      ---------
              Total Information Technology                                              434,464
                                                                                      ---------
              MATERIALS (0.3%)
              ----------------
              SPECIALTY CHEMICALS (0.3%)
    18,679    Sigma-Aldrich Corp.                                                         2,603
                                                                                      ---------
              TELECOMMUNICATION SERVICES (0.7%)
              ---------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.7%)
    20,186    SBA Communications Corp. "A"*                                               2,321
   274,905    VimpelCom Ltd. ADR                                                          1,366
    66,358    Vodafone Group plc ADR                                                      2,419
                                                                                      ---------
                                                                                          6,106
                                                                                      ---------
              Total Telecommunication Services                                            6,106
                                                                                      ---------
              Total Common Stocks (cost: $483,808)                                      787,694
                                                                                      ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

-----------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                   MARKET
$(000)/                                                                                   VALUE
SHARES        SECURITY                                                                    (000)
-----------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (4.5%)

              MONEY MARKET FUNDS (4.2%)
34,752,710    State Street Institutional Liquid
                Reserves Fund Premier Class, 0.11%(b)                                  $ 34,753
                                                                                       --------

              U.S. TREASURY BILLS (0.3%)
$    2,310    0.01%, 10/08/2015(c),(d)                                                    2,310
                                                                                       --------
              Total Money Market Instruments (cost: $37,063)                             37,063
                                                                                       --------

              TOTAL INVESTMENTS (COST: $520,871)                                       $824,757
                                                                                       ========

-----------------------------------------------------------------------------------------------
                                                                                     UNREALIZED
NUMBER OF                                                       CONTRACT          APPRECIATION/
CONTRACTS                                     EXPIRATION         VALUE           (DEPRECIATION)
LONG/(SHORT)                                     DATE            (000)                    (000)
-----------------------------------------------------------------------------------------------
              FUTURES (4.6%)
       428    Nasdaq-100 E-Mini Index          9/18/2015        $37,581                  $(329)
                                                                -------                  ------

              TOTAL FUTURES                                     $37,581                  $(329)
                                                                =======                  ======

-----------------------------------------------------------------------------------------------
($ IN 000s)                                       VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------
                                      (LEVEL 1)           (LEVEL 2)     (LEVEL 3)
                                  QUOTED PRICES   OTHER SIGNIFICANT   SIGNIFICANT
                              IN ACTIVE MARKETS          OBSERVABLE  UNOBSERVABLE
ASSETS                     FOR IDENTICAL ASSETS              INPUTS        INPUTS        TOTAL
-----------------------------------------------------------------------------------------------
Common Stocks                          $787,694                  $-            $-     $787,694

Money Market Instruments:
   Money Market Funds                    34,753                   -             -       34,753
   U.S. Treasury Bills                    2,310                   -             -        2,310
-----------------------------------------------------------------------------------------------
Total                                  $824,757                  $-            $-     $824,757
-----------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------
Futures(1)                             $   (329)                 $-            $-     $   (329)
-----------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/depreciation on the investment.

For the period of January 1, 2015, through June 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

12  | USAA NASDAQ-100 INDEX FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, and cash are segregated to cover the value of open futures contracts at June 30, 2015.

    (b) Rate represents the money market fund annualized seven-day yield at June 30, 2015.

    (c) Rate represents an annualized yield at time of purchase, not coupon rate.

    (d) Securities with a value of $2,310,000 are segregated as collateral for initial margin requirements on open futures contracts.

     *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  13

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $520,871)                 $824,757
   Cash                                                                                15
   Receivables:
       Capital shares sold                                                          1,402
       Dividends and interest                                                         328
   Variation margin on futures contracts                                               97
                                                                                 --------
           Total assets                                                           826,599
                                                                                 --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                        683
   Accrued management fees                                                            137
   Accrued transfer agent's fees                                                       35
   Other accrued expenses and payables                                                 74
                                                                                 --------
           Total liabilities                                                          929
                                                                                 --------
               Net assets applicable to capital shares outstanding               $825,670
                                                                                 ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                               $512,613
   Accumulated undistributed net investment income                                  8,578
   Accumulated net realized gain on investments and futures transactions              922
   Net unrealized appreciation of investments and futures contracts               303,557
                                                                                 --------
               Net assets applicable to capital shares outstanding               $825,670
                                                                                 ========
   Capital shares outstanding, unlimited number of shares
       authorized, no par value                                                    64,866
                                                                                 ========
   Net asset value, redemption price, and offering price per share               $  12.73
                                                                                 ========

See accompanying notes to financial statements.

================================================================================

14  | USAA NASDAQ-100 INDEX FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Six-month period ended June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1)                                $ 4,882
   Interest                                                                            11
                                                                                  -------
           Total income                                                             4,893
                                                                                  -------
EXPENSES
   Management fees                                                                    776
   Administration and servicing fees                                                  582
   Transfer agent's fees                                                              484
   Custody and accounting fees                                                         53
   Postage                                                                             18
   Shareholder reporting fees                                                          14
   Trustees' fees                                                                      13
   Registration fees                                                                   30
   Professional fees                                                                   64
   Other                                                                              119
                                                                                  -------
           Total expenses                                                           2,153
                                                                                  -------
NET INVESTMENT INCOME                                                               2,740
                                                                                  -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES CONTRACTS
   Net realized gain on:
       Investments                                                                    950
       Futures transactions                                                         1,447
   Change in net unrealized appreciation/depreciation of:
       Investments                                                                 25,150
       Futures contracts                                                             (191)
                                                                                  -------
           Net realized and unrealized gain                                        27,356
                                                                                  -------
   Increase in net assets resulting from operations                               $30,096
                                                                                  =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Six-month period ended June 30, 2015 (unaudited), and year ended December 31,
2014

-----------------------------------------------------------------------------------------
                                                                 6/30/2015     12/31/2014
-----------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                          $  2,740      $   5,777
   Net realized gain on investments                                    950            723
   Net realized gain on futures transactions                         1,447          3,630
   Change in net unrealized appreciation/depreciation of:
       Investments                                                  25,150         87,296
       Futures contracts                                              (191)          (538)
                                                                  -----------------------
       Increase in net assets resulting from operations             30,096         96,888
                                                                  -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 -         (1,482)
                                                                  -----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                       169,455        269,197
   Reinvested dividends                                                  1          1,442
   Cost of shares redeemed                                         (80,486)      (120,133)
                                                                  -----------------------
       Increase in net assets from capital share transactions       88,970        150,506
                                                                  -----------------------
   Capital contribution from USAA Transfer
       Agency Company                                                    -              3
                                                                  -----------------------
   Net increase in net assets                                      119,066        245,915
NET ASSETS
   Beginning of period                                             706,604        460,689
                                                                  -----------------------
   End of period                                                  $825,670      $ 706,604
                                                                  =======================
Accumulated undistributed net investment income:
   End of period                                                  $  8,578      $   5,838
                                                                  =======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                      13,450         23,920
   Shares issued for dividends reinvested                                -            115
   Shares redeemed                                                  (6,376)       (10,869)
                                                                  -----------------------
       Increase in shares outstanding                                7,074         13,166
                                                                  =======================

See accompanying notes to financial statements

================================================================================

16  | USAA NASDAQ-100 INDEX FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Nasdaq-100 Index Fund (the Fund), which is classified as nondiversified under the 1940 Act. The Fund seeks to match, before fees and expenses, the performance of the stocks composing the Nasdaq-100 Index. The Nasdaq-100 Index represents 100 of the largest nonfinancial stocks traded on The Nasdaq Stock Market. USAA Asset Management Company (the Manager), an affiliate of the Fund, has retained Northern Trust Investments, Inc. (NTI) to serve as subadviser for the Fund. NTI is responsible for investing the Fund's assets. Under normal market conditions, NTI attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the common stocks of companies composing the Nasdaq-100 Index.

As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risk associated with a single economic, political, or regulatory event than a diversified fund.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

================================================================================

18  | USAA NASDAQ-100 INDEX FUND

================================================================================

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    4. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day.

    5.  Repurchase agreements are valued at cost.

    6. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

        materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under

================================================================================

20  | USAA NASDAQ-100 INDEX FUND

================================================================================

    circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at June 30, 2015, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to cash flow and tracking error risk in the normal course of pursuing its investment objectives. The Fund may use stock index futures contracts in an attempt to reduce any performance discrepancies between the Fund and the Nasdaq-100 Index. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JUNE 30, 2015* (IN THOUSANDS)

                               ASSET DERIVATIVES                 LIABILITY DERIVATIVES
------------------------------------------------------------------------------------------
                          STATEMENT OF                       STATEMENT OF
DERIVATIVES NOT           ASSETS AND                         ASSETS AND
ACCOUNTED FOR AS          LIABILITIES                        LIABILITIES
HEDGING INSTRUMENTS       LOCATION         FAIR VALUE        LOCATION           FAIR VALUE
------------------------------------------------------------------------------------------
Equity contracts          -                    $-            Net unrealized        $329**
                                                             appreciation of
                                                             investments and
                                                             futures
                                                             contracts
------------------------------------------------------------------------------------------

    * For open derivative instruments as of June 30, 2015, see the Portfolio of Investments, which also is indicative of activity for the six-month period ended June 30, 2015.

   ** Includes cumulative appreciation (depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2015 (IN THOUSANDS)

                                                                            CHANGE IN
                                                                            UNREALIZED
DERIVATIVES NOT                                           REALIZED          APPRECIATION
ACCOUNTED FOR AS          STATEMENT OF                    GAIN              (DEPRECIATION)
HEDGING INSTRUMENTS       OPERATIONS LOCATION             ON DERIVATIVES    ON DERIVATIVES
------------------------------------------------------------------------------------------
Equity contracts          Net realized gain on               $1,447             $(191)
                          futures transactions /
                          Change in net unrealized
                          appreciation/depreciation
                          of futures contracts
------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend

================================================================================

22  | USAA NASDAQ-100 INDEX FUND

================================================================================

    date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities. Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable, as a reduction to such income and realized gains. These foreign taxes have been provided for in accordance with the understanding of the applicable countries' tax rules and rates.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended June 30, 2015, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the six-month period ended June 30, 2015, the Fund paid CAPCO facility fees of $2,000, which represents 1.1% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended June 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of December 31, 2015, in accordance with applicable tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2014, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended June 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

24  | USAA NASDAQ-100 INDEX FUND

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended June 30, 2015, were $98,673,000 and $21,332,000, respectively.

As of June 30, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of June 30, 2015, were $309,343,000 and $5,457,000, respectively, resulting in net unrealized appreciation of $303,886,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

    The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.20% of the Fund's average net assets. For the six-month period ended June 30, 2015, the Fund incurred management fees, paid or payable to the Manager, of $776,000.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

B. SUBADVISORY ARRANGEMENT(S) - The Manager has entered into an Investment Subadvisory Agreement with NTI under which NTI directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays NTI a subadvisory fee equal to the greater of a minimum annual fee of $50,000 or a fee at an annual rate equal to 0.06% of the Fund's average net assets on amounts up to $100 million; 0.04% of net assets for amounts over $100 million and up to $250 million; and 0.03% of net assets for amounts over $250 million. For the six-month period ended June 30, 2015, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to NTI, of $139,000.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets for the fiscal year. For the six-month period ended June 30, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $582,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended June 30, 2015, the Fund reimbursed the Manager $10,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six- month period ended June 30, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS, of $484,000.

================================================================================

26  | USAA NASDAQ-100 INDEX FUND

================================================================================

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                               JUNE 30,                       YEAR ENDED DECEMBER 31,
                            ------------------------------------------------------------------------------
                                2015          2014          2013          2012          2011          2010
                            ------------------------------------------------------------------------------
Net asset value at
  beginning of period       $ 12.23       $  10.32      $   7.61      $   6.54      $   6.83      $   5.74
                            ------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income          .03           .09           .06           .05           .01           .01
  Net realized and
    unrealized gain              .47          1.85          2.68          1.09           .19          1.09
                            ------------------------------------------------------------------------------
Total from investment
  operations                     .50          1.94          2.74          1.14           .20          1.10
                            ------------------------------------------------------------------------------
Less distributions from:
  Net investment income            -          (.03)         (.03)         (.06)            -          (.01)
  Realized capital gains           -             -             -          (.01)         (.49)            -
                            ------------------------------------------------------------------------------
Total distributions                -          (.03)         (.03)         (.07)         (.49)         (.01)
                            ------------------------------------------------------------------------------
Net asset value at
  end of period             $  12.73      $  12.23      $  10.32      $   7.61      $   6.54      $   6.83
                            ==============================================================================
Total return (%)*               4.09         18.75         36.00         17.46          2.90         19.14
Net assets at end of
  period (000)              $825,670      $706,604      $460,689      $309,634      $218,220      $202,057
Ratios to average
  net assets:**
  Expenses (%)(a)               .55(b)         .59           .64(c)        .71           .78           .78

  Expenses, excluding
    reimbursements (%)(a)       .55(b)         .59           .64           .75           .95          1.02
  Net investment

    income (%)                  .71(b)        1.04           .77           .80           .16           .15
Portfolio turnover (%)            3              6            11            10            27             5

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the
    Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2015, average net assets were
    $783,364,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                  -              -          (.00%)(+)     (.00%)(+)     (.00%)(+)     (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Prior to May 1, 2013, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.78% of the Fund's average net assets.

================================================================================

28  | USAA NASDAQ-100 INDEX FUND

================================================================================

EXPENSE EXAMPLE

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2015, through June 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  29

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                           BEGINNING                ENDING              DURING PERIOD*
                                          ACCOUNT VALUE          ACCOUNT VALUE         JANUARY 1, 2015 -
                                         JANUARY 1, 2015         JUNE 30, 2015           JUNE 30, 2015
                                         ----------------------------------------------------------------
Actual                                      $1,000.00              $1,040.90                 $2.78

Hypothetical
 (5% return before expenses)                 1,000.00               1,022.07                  2.76

*Expenses are equal to the Fund's annualized expense ratio of 0.55%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 4.09% for the six-month period of January 1, 2015, through June 30, 2015.

================================================================================

30  | USAA NASDAQ-100 INDEX FUND

================================================================================

ADVISORY AGREEMENT(S)

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered

================================================================================

32  | USAA NASDAQ-100 INDEX FUND

================================================================================

the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," was also considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objectives and classifications, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end and no-load retail open-end investment companies with similar investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services
- was below the median

================================================================================

                                                     ADVISORY AGREEMENT(S) |  33

================================================================================

of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the nature and high quality of the services provided by the Manager. The Board also considered the level of correlation between the Nasdaq-100 Index and the Fund and the relatively low tracking error between the Fund and the index and noted that it reviews such information on a quarterly basis. The Board also noted the level and method of computing the management fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with similar classifications/objectives as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2014. The Board also noted that the Fund's percentile performance ranking was in the top 5% of its performance universe for the one-, three-, and five-year periods ended December 31, 2014.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to

================================================================================

34  | USAA NASDAQ-100 INDEX FUND

================================================================================

the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be able to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also noted that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board also considered the fact that the Manager pays the Fund's subadvisory fees. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund, if any, is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  35

================================================================================

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them by the Subadviser, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to

================================================================================

36  | USAA NASDAQ-100 INDEX FUND

================================================================================

be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board noted that it was reported that the subadvisory fees that the Subadviser charges the Fund are unique due to the type of fund and could not be compared to the fees that the Subadviser charges to other clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five- year periods ended December 31, 2014, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  37

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
       USAA        We know what it means to serve.(R)              10%

   =============================================================================
   37758-0815                                (C)2015, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                                            [GRAPHIC OF USAA S&P 500 INDEX FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA S&P 500 INDEX FUND
       MEMBER SHARES o REWARD SHARES
       JUNE 30, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"MANY OF US LIKE TO BROADEN OUR HORIZONS
DURING THE SUMMER MONTHS, EXPLORING AND             [PHOTO OF BROOKS ENGLEHARDT]
TRAVELING WITH FAMILY AND FRIENDS. WHY NOT
EXPAND OUR INVESTMENT HORIZONS AS WELL?"

--------------------------------------------------------------------------------

AUGUST 2015

When the six-month reporting period began in January 2015, we were seeing investors move away from U.S. equities toward other international developed markets. This trend, which gained momentum during the spring of 2015, was unexpected by many market watchers. At the beginning of 2015, the U.S. stock market was the global leader, continuing a six-year bull run, even though the Federal Reserve (the Fed) had ended its Quantitative Easing (QE) asset purchase program in October 2014. Market leadership shifted after the Fed announced that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies with global central banks taking a different approach from the Fed by cutting interest rates and increasing stimulus measures in an attempt to boost sluggish economies.

Then, as the reporting period came to a close in June 2015, global markets grew increasingly volatile, as the European Union's long-term structural problems (such as the debt crisis in Greece) re-emerged and investors witnessed a steep decline in Chinese stocks. Market momentum shifted, with European stocks falling sharply. Many other global stock markets also dropped. Although U.S. stocks declined, they held up better overall. These conditions persisted into early July 2015, and continue at the time of this writing.

Meanwhile, U.S. interest rates rose during the reporting period. Many market participants had expected higher interest rates after the Fed started tapering QE in 2014. However, as USAA Investments anticipated, interest rates fell instead, and continued to fall through most of 2014 and into January 2015. Interest rates started to climb thereafter, falling briefly during the spring of 2015 as the Fed pushed back expectations on the timing of an interest rate increase. Interest rates finished the reporting period slightly above where they began. Some observers have speculated that the Fed might raise the federal funds target rate sometime during 2015, while others have suggested that an interest rate hike would not come until early 2016.

The events that occurred during the reporting period are a helpful reminder that short-term events can unexpectedly affect the financial markets at any given time. That's why we believe a long-term perspective is essential to effective investing, an opinion underlined by the dramatic headlines near the end of the reporting period--the breakdown in negotiations between Greece and its creditors,

================================================================================

================================================================================

China's slowing economic growth plus the decline in its stock market, and the likelihood that Puerto Rico will default on $72 billion of its municipal debt. We expect these events will likely continue influencing the investment environment in the months ahead. Shareholders should try to ignore the "noise," which is meant to elicit an emotional reaction, and focus instead on information that can provide the long-term perspective they need to manage their investments.

At the end of the reporting period, USAA Investments has a favorable view of the international developed markets, and in particular, Europe, which appears to be benefiting from aggressive monetary stimulus from the European Central Bank.
Our positive outlook, however, is based primarily on bottom-up fundamental analysis. More specifically, we believe European companies may be better positioned to experience higher earnings growth than U.S. companies over the next two years. As for U.S. stocks, we currently consider them fairly valued, if not overvalued. In addition, while we like emerging markets stocks for the long run, we believe they will be challenged in the near term by the continued strength of the U.S. dollar and lower commodity prices.

Given the market shifts during the reporting period, it may be a good time to consider rebalancing your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. You also may want to review your investment plan and to consider the diversification of your investments. Many of us like to broaden our horizons during the summer months, exploring and traveling with family and friends. Why not expand our investment horizons as well? At the same time, we must always make sure our investment plan matches our goals, risk tolerance, and time horizon. Please do not hesitate to call one of our financial advisors if you would like assistance.

From all of us at USAA Investments, we wish you a pleasant summer and hope you find time to relax and have fun. While you enjoy the long summer days, rest assured our team of portfolio managers will continue working hard on your behalf. Thank you for allowing us to serve your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.
o Rebalancing does not protect against losses or guarantee that an investor's goal will be met. o Diversification is a technique to help reduce risk. There is no absolute guarantee that diversification will protect against a loss of income. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                               1

MANAGER'S COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                          4

FINANCIAL INFORMATION

    Portfolio of Investments                                                 9

    Notes to Portfolio of Investments                                       30

    Financial Statements                                                    32

    Notes to Financial Statements                                           35

EXPENSE EXAMPLE                                                             49

ADVISORY AGREEMENT(S)                                                       51

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

208367-0815

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA S&P 500 INDEX FUND (THE FUND) SEEKS TO MATCH, BEFORE FEES AND EXPENSES, THE PERFORMANCE OF THE STOCKS COMPOSING THE S&P 500(R) INDEX. THE S&P 500 INDEX EMPHASIZES STOCKS OF LARGE U.S. COMPANIES.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is, under normal market conditions, to invest at least 80% of the Fund's assets in the common stocks of companies composing the S&P 500 Index. This strategy may be changed upon 60 days' written notice to shareholders.

In seeking to track the performance of the S&P 500 Index, the Fund's subadviser, Northern Trust Investments, Inc. (NTI), attempts to allocate the Fund's investments among stocks in approximately the same weightings as the S&P 500 Index, beginning with the stocks that make up the larger portion of the index's value. The Fund is rebalanced as required to reflect index changes and to accommodate Fund cash flows. NTI may exclude or remove any S&P stock from the Fund if NTI believes that the stock is illiquid or has been impaired by financial conditions or other extraordinary events.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

o  WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

   U.S. large-cap stocks were flat over the first quarter of 2015 with elevated levels of volatility. The overall growth of the U.S. economy slowed in the first quarter 2015. Economic data was mixed, employment remained strong, oil prices dropped below $50 a barrel, retail sales continued to contract throughout the first quarter of 2015, and gross domestic product came in weaker than expected at 2.2%. The U.S. dollar remained strong, advancing 13% against the euro and 5% against the British pound. After the March 2015 Federal Open Market Committee (the FOMC) meeting, the FOMC and the Federal Reserve (the Fed) are both signaling that interest rate hikes could begin in September 2015. Other global central banks, including the European Central Bank, Bank of Japan, and Peoples Bank of China continue to take an accommodative posture in support of the market.

   The uncertainty surrounding a possible Greek exit from the eurozone has weighed on markets around the globe, and the United States is no exception, with the majority of markets down or flat over the second quarter 2015. While the damage to U.S. markets was modest, Greece's failure to make the scheduled International Monetary Fund payment and the subsequent "No" vote in the referendum caused market volatility to increase over the reporting period. This is expected to continue as market volatility is likely to increase in anticipation of the Fed's meetings during the remainder of the year as investors prepare for rising interest rates.

o HOW DID THE USAA S&P 500 INDEX FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   The Fund closely tracked its benchmark, the broad-based S&P 500(R) Index (the Index), for the reporting period. The USAA S&P 500 Index

================================================================================

2  | USAA S&P 500 INDEX FUND

================================================================================

   Fund Member Shares and Reward Shares returned 1.10% and 1.15%, respectively, during the reporting period versus the Index which returned 1.23%. The Index emphasizes large U.S. company stocks that are not available for direct investment.

o  PLEASE DESCRIBE SECTOR PERFORMANCE DURING THE REPORTING PERIOD.

   The top performing sectors in the Index during the reporting period were Health Care and Consumer Discretionary. These sectors returned 9.56% and 6.81%, respectively. Utilities and Energy were the worst performing sectors for the reporting period, with returns of -10.66% and -4.68%, respectively.

   Thank you for allowing us to help you with your investment needs.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o INVESTING IN SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

   Refer to page 5 for the benchmark definition.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA S&P 500 INDEX FUND MEMBER SHARES (MEMBER SHARES) (Ticker Symbol: USSPX)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             6/30/15              12/31/14
--------------------------------------------------------------------------------
Net Assets                                $2.8 Billion           $2.8 Billion
Net Asset Value Per Share                    $29.47                 $29.41

--------------------------------------------------------------------------------
                AVERAGE ANNUAL TOTAL RETURNS* AS OF 6/30/15
--------------------------------------------------------------------------------
   12/31/2014 - 6/30/2015**    1 YEAR         5 YEARS                10 YEARS
       1.10%                   7.16%          17.05%                   7.66%

--------------------------------------------------------------------------------
                            EXPENSE RATIOS AS OF 12/31/14***
--------------------------------------------------------------------------------
     BEFORE REIMBURSEMENT         0.29%      AFTER REIMBURSEMENT         0.26%

               (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Returns for the Member Shares exclude the account maintenance fee.

**Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

***The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Member Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.25% of the Member Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2016. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income. The performance data excludes the impact of a $10 account maintenance fee that is assessed on accounts of less than $10,000. Performance of Member Shares will vary from Reward Shares due to differences in expenses.

================================================================================

4  | USAA S&P 500 INDEX FUND

================================================================================

                      O CUMULATIVE PERFORMANCE COMPARISON O

                                  MEMBER SHARES

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                 USAA S&P 500 INDEX
                  S&P 500 INDEX                  FUND MEMBER SHARES
 6/30/2005         $10,000.00                        $10,000.00
 7/31/2005          10,371.89                         10,369.75
 8/31/2005          10,277.25                         10,274.51
 9/30/2005          10,360.49                         10,356.16
10/31/2005          10,187.77                         10,181.77
11/30/2005          10,573.10                         10,564.29
12/31/2005          10,576.72                         10,568.98
 1/31/2006          10,856.82                         10,845.92
 2/28/2006          10,886.29                         10,874.18
 3/31/2006          11,021.79                         11,008.60
 4/30/2006          11,169.79                         11,150.46
 5/31/2006          10,848.31                         10,832.69
 6/30/2006          10,863.01                         10,845.11
 7/31/2006          10,930.02                         10,907.80
 8/31/2006          11,190.08                         11,164.25
 9/30/2006          11,478.45                         11,451.05
10/31/2006          11,852.49                         11,823.03
11/30/2006          12,077.88                         12,046.21
12/31/2006          12,247.30                         12,210.89
 1/31/2007          12,432.52                         12,394.85
 2/28/2007          12,189.35                         12,153.40
 3/31/2007          12,325.69                         12,286.70
 4/30/2007          12,871.66                         12,829.44
 5/31/2007          13,320.82                         13,274.03
 6/30/2007          13,099.52                         13,054.60
 7/31/2007          12,693.37                         12,648.81
 8/31/2007          12,883.64                         12,834.32
 9/30/2007          13,365.48                         13,314.45
10/31/2007          13,578.08                         13,524.03
11/30/2007          13,010.43                         12,953.49
12/31/2007          12,920.16                         12,860.66
 1/31/2008          12,145.19                         12,088.32
 2/29/2008          11,750.65                         11,696.30
 3/31/2008          11,699.91                         11,639.45
 4/30/2008          12,269.73                         12,209.66
 5/31/2008          12,428.65                         12,362.51
 6/30/2008          11,380.87                         11,319.12
 7/31/2008          11,285.20                         11,224.59
 8/31/2008          11,448.44                         11,384.10
 9/30/2008          10,428.30                         10,364.23
10/31/2008           8,676.89                          8,623.99
11/30/2008           8,054.28                          8,000.36
12/31/2008           8,139.98                          8,085.22
 1/31/2009           7,453.89                          7,402.97
 2/28/2009           6,660.22                          6,613.00
 3/31/2009           7,243.62                          7,192.56
 4/30/2009           7,936.91                          7,879.29
 5/31/2009           8,380.84                          8,319.04
 6/30/2009           8,397.46                          8,336.81
 7/31/2009           9,032.63                          8,966.46
 8/31/2009           9,358.74                          9,287.34
 9/30/2009           9,707.96                          9,631.78
10/31/2009           9,527.62                          9,449.36
11/30/2009          10,099.12                         10,014.87
12/31/2009          10,294.19                         10,209.82
 1/31/2010           9,923.87                          9,843.22
 2/28/2010          10,231.28                         10,142.61
 3/31/2010          10,848.69                         10,757.09
 4/30/2010          11,019.96                         10,922.68
 5/31/2010          10,140.01                         10,045.68
 6/30/2010           9,609.20                          9,517.24
 7/31/2010          10,282.45                         10,182.52
 8/31/2010           9,818.26                          9,720.52
 9/30/2010          10,694.48                         10,585.06
10/31/2010          11,101.40                         10,987.18
11/30/2010          11,102.82                         10,987.18
12/31/2010          11,844.84                         11,721.86
 1/31/2011          12,125.58                         11,995.33
 2/28/2011          12,540.99                         12,405.54
 3/31/2011          12,545.98                         12,402.95
 4/30/2011          12,917.53                         12,771.79
 5/31/2011          12,771.31                         12,621.75
 6/30/2011          12,558.43                         12,413.22
 7/31/2011          12,303.06                         12,155.79
 8/31/2011          11,634.73                         11,490.24
 9/30/2011          10,816.82                         10,681.32
10/31/2011          11,999.03                         11,848.51
11/30/2011          11,972.51                         11,816.96
12/31/2011          12,094.98                         11,935.44
 1/31/2012          12,637.02                         12,467.88
 2/29/2012          13,183.47                         13,006.65
 3/31/2012          13,617.33                         13,428.88
 4/30/2012          13,531.85                         13,346.06
 5/31/2012          12,718.58                         12,537.02
 6/30/2012          13,242.61                         13,054.10
 7/31/2012          13,426.54                         13,233.36
 8/31/2012          13,728.94                         13,527.86
 9/30/2012          14,083.72                         13,876.76
10/31/2012          13,823.67                         13,612.99
11/30/2012          13,903.87                         13,690.19
12/31/2012          14,030.60                         13,815.57
 1/31/2013          14,757.31                         14,528.76
 2/28/2013          14,957.64                         14,718.94
 3/31/2013          15,518.60                         15,263.52
 4/30/2013          15,817.59                         15,557.05
 5/31/2013          16,187.59                         15,918.85
 6/30/2013          15,970.21                         15,701.16
 7/31/2013          16,782.84                         16,509.86
 8/31/2013          16,296.79                         16,016.42
 9/30/2013          16,807.85                         16,516.43
10/31/2013          17,580.46                         17,273.75
11/30/2013          18,116.21                         17,796.99
12/31/2013          18,574.84                         18,240.02
 1/31/2014          17,932.63                         17,604.15
 2/28/2014          18,752.94                         18,405.90
 3/31/2014          18,910.57                         18,557.53
 4/30/2014          19,050.36                         18,689.49
 5/31/2014          19,497.55                         19,127.04
 6/30/2014          19,900.32                         19,512.82
 7/31/2014          19,625.88                         19,240.84
 8/31/2014          20,411.01                         20,007.96
 9/30/2014          20,124.78                         19,721.53
10/31/2014          20,616.33                         20,197.77
11/30/2014          21,170.80                         20,737.03
12/31/2014          21,117.47                         20,681.05
 1/31/2015          20,483.54                         20,055.21
 2/28/2015          21,660.76                         21,208.45
 3/31/2015          21,318.20                         20,871.39
 4/30/2015          21,522.71                         21,062.16
 5/31/2015          21,799.48                         21,323.58
 6/30/2015          21,377.48                         20,909.49

                                   [END CHART]

                          Data from 6/30/05 to 6/30/15.

The graph illustrates how a $10,000 hypothetical investment in the USAA S&P 500 Index Fund's Member Shares closely tracks the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded U.S. stocks.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for our use. The USAA S&P 500 Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the USAA S&P 500 Index Fund. o Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

USAA S&P 500 INDEX FUND REWARD SHARES (REWARD SHARES) (Ticker Symbol: USPRX)

--------------------------------------------------------------------------------
                                             6/30/15               12/31/14
--------------------------------------------------------------------------------
Net Assets                                $2.4 Billion           $2.3 Billion
Net Asset Value Per Share                    $29.48                 $29.42

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/15
--------------------------------------------------------------------------------
   12/31/2014 - 6/30/2015*          1 YEAR          5 YEARS          10 YEARS
           1.15%                    7.26%           17.19%            7.79%

--------------------------------------------------------------------------------
                             EXPENSE RATIOS AS OF 12/31/14**
--------------------------------------------------------------------------------
   BEFORE REIMBURSEMENT        0.19%          AFTER REIMBURSEMENT      0.16%

               (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2016, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Reward Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.15% of the Reward Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2016. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Reward Shares are currently offered for sale to qualified shareholders, USAA discretionary managed account program, and a USAA Fund participating in a fund-of-funds investment strategy.

================================================================================

6  | USAA S&P 500 INDEX FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                                  REWARD SHARES

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                      USAA S&P 500 INDEX
                  S&P 500 INDEX       FUND REWARD SHARES
 6/30/2005          $10,000.00            $10,000.00
 7/31/2005           10,371.89             10,375.35
 8/31/2005           10,277.25             10,280.11
 9/30/2005           10,360.49             10,358.93
10/31/2005           10,187.77             10,184.50
11/30/2005           10,573.10             10,572.75
12/31/2005           10,576.72             10,574.58
 1/31/2006           10,856.82             10,851.67
 2/28/2006           10,886.29             10,879.94
 3/31/2006           11,021.79             11,016.95
 4/30/2006           11,169.79             11,164.60
 5/31/2006           10,848.31             10,840.91
 6/30/2006           10,863.01             10,856.38
 7/31/2006           10,930.02             10,924.84
 8/31/2006           11,190.08             11,181.56
 9/30/2006           11,478.45             11,471.40
10/31/2006           11,852.49             11,843.85
11/30/2006           12,077.88             12,067.32
12/31/2006           12,247.30             12,235.38
 1/31/2007           12,432.52             12,419.63
 2/28/2007           12,189.35             12,177.80
 3/31/2007           12,325.69             12,308.46
 4/30/2007           12,871.66             12,857.94
 5/31/2007           13,320.82             13,303.32
 6/30/2007           13,099.52             13,080.93
 7/31/2007           12,693.37             12,674.33
 8/31/2007           12,883.64             12,866.01
 9/30/2007           13,365.48             13,344.29
10/31/2007           13,578.08             13,554.34
11/30/2007           13,010.43             12,988.36
12/31/2007           12,920.16             12,898.79
 1/31/2008           12,145.19             12,124.51
 2/29/2008           11,750.65             11,725.64
 3/31/2008           11,699.91             11,677.35
 4/30/2008           12,269.73             12,243.24
 5/31/2008           12,428.65             12,402.40
 6/30/2008           11,380.87             11,360.33
 7/31/2008           11,285.20             11,259.59
 8/31/2008           11,448.44             11,425.52
 9/30/2008           10,428.30             10,406.82
10/31/2008            8,676.89              8,654.47
11/30/2008            8,054.28              8,034.59
12/31/2008            8,139.98              8,117.36
 1/31/2009            7,453.89              7,438.41
 2/28/2009            6,660.22              6,645.30
 3/31/2009            7,243.62              7,223.83
 4/30/2009            7,936.91              7,919.60
 5/31/2009            8,380.84              8,361.25
 6/30/2009            8,397.46              8,376.25
 7/31/2009            9,032.63              9,008.88
 8/31/2009            9,358.74              9,337.36
 9/30/2009            9,707.96              9,681.07
10/31/2009            9,527.62              9,503.83
11/30/2009           10,099.12             10,072.23
12/31/2009           10,294.19             10,266.21
 1/31/2010            9,923.87              9,897.58
 2/28/2010           10,231.28             10,204.77
 3/31/2010           10,848.69             10,820.37
 4/30/2010           11,019.96             10,986.93
 5/31/2010           10,140.01             10,110.94
 6/30/2010            9,609.20              9,577.32
 7/31/2010           10,282.45             10,253.00
 8/31/2010            9,818.26              9,788.08
 9/30/2010           10,694.48             10,662.20
10/31/2010           11,101.40             11,067.01
11/30/2010           11,102.82             11,067.01
12/31/2010           11,844.84             11,805.31
 1/31/2011           12,125.58             12,080.72
 2/28/2011           12,540.99             12,493.85
 3/31/2011           12,545.98             12,502.26
 4/30/2011           12,917.53             12,867.57
 5/31/2011           12,771.31             12,722.70
 6/30/2011           12,558.43             12,510.10
 7/31/2011           12,303.06             12,250.66
 8/31/2011           11,634.73             11,586.24
 9/30/2011           10,816.82             10,768.08
10/31/2011           11,999.03             11,944.74
11/30/2011           11,972.51             11,919.30
12/31/2011           12,094.98             12,036.11
 1/31/2012           12,637.02             12,579.43
 2/29/2012           13,183.47             13,116.36
 3/31/2012           13,617.33             13,551.70
 4/30/2012           13,531.85             13,461.74
 5/31/2012           12,718.58             12,652.11
 6/30/2012           13,242.61             13,170.48
 7/31/2012           13,426.54             13,351.34
 8/31/2012           13,728.94             13,648.47
 9/30/2012           14,083.72             14,003.97
10/31/2012           13,823.67             13,744.28
11/30/2012           13,903.87             13,822.19
12/31/2012           14,030.60             13,945.53
 1/31/2013           14,757.31             14,665.43
 2/28/2013           14,957.64             14,864.26
 3/31/2013           15,518.60             15,418.83
 4/30/2013           15,817.59             15,715.22
 5/31/2013           16,187.59             16,080.53
 6/30/2013           15,970.21             15,856.49
 7/31/2013           16,782.84             16,673.19
 8/31/2013           16,296.79             16,181.78
 9/30/2013           16,807.85             16,683.96
10/31/2013           17,580.46             17,448.96
11/30/2013           18,116.21             17,977.51
12/31/2013           18,574.84             18,429.97
 1/31/2014           17,932.63             17,794.45
 2/28/2014           18,752.94             18,604.56
 3/31/2014           18,910.57             18,755.06
 4/30/2014           19,050.36             18,895.44
 5/31/2014           19,497.55             19,330.63
 6/30/2014           19,900.32             19,732.46
 7/31/2014           19,625.88             19,457.52
 8/31/2014           20,411.01             20,233.00
 9/30/2014           20,124.78             19,948.64
10/31/2014           20,616.33             20,430.19
11/30/2014           21,170.80             20,975.46
12/31/2014           21,117.47             20,923.35
 1/31/2015           20,483.54             20,290.38
 2/28/2015           21,660.76             21,449.63
 3/31/2015           21,318.20             21,113.49
 4/30/2015           21,522.71             21,313.62
 5/31/2015           21,799.48             21,578.07
 6/30/2015           21,377.48             21,164.42

                                   [END CHART]

                          Data from 6/30/05 to 6/30/15.

The graph illustrates how a $10,000 hypothetical investment in the USAA S&P 500 Index Fund's Reward Shares closely tracks the S&P 500 Index (see page 5 for the benchmark definition).

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for our use. The USAA S&P 500 Index Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the USAA S&P 500 Index Fund. o Index products incur fees and expenses and may not always be invested in all securities of the index the Fund attempts to mirror.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the index does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o TOP 10 EQUITY HOLDINGS - 6/30/15 o
                                (% of Net Assets)

Apple, Inc. .............................................................. 3.9%
Microsoft Corp. .......................................................... 1.9%
Exxon Mobil Corp. ........................................................ 1.9%
Johnson & Johnson ........................................................ 1.4%
General Electric Co. ..................................................... 1.4%
Wells Fargo & Co. ........................................................ 1.4%
JPMorgan Chase & Co. ..................................................... 1.3%
Berkshire Hathaway, Inc. "B" ............................................. 1.3%
Procter & Gamble Co. ..................................................... 1.1%
Pfizer, Inc. ............................................................. 1.1%

You will fund a complete list of securities that the Fund owns on pages 9-29.

                        o SECTOR ALLOCATION* - 6/30/15 o

                         [PIE CHART OF ASSET ALLOCATION]

INFORMATION TECHNOLOGY                                                     19.0%
FINANCIALS                                                                 16.1%
HEALTH CARE                                                                15.0%
CONSUMER DISCRETIONARY                                                     12.4%
INDUSTRIALS                                                                 9.8%
CONSUMER STAPLES                                                            9.1%
ENERGY                                                                      7.6%
MATERIALS                                                                   3.1%
UTILITIES                                                                   2.8%
TELECOMMUNICATION SERVICES                                                  2.2%

                             [END CHART]

* Excludes money market instruments.

Percentages are of the net assets of the Fund, and may not equal 100%.

================================================================================

8  | USAA S&P 500 INDEX FUND

================================================================================

PORTFOLIO OF INVESTMENTS

June 30, 2015 (unaudited)

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              COMMON STOCKS (97.1%)

              CONSUMER DISCRETIONARY (12.4%)
              -----------------------------
              ADVERTISING (0.1%)
    113,488   Interpublic Group of Companies, Inc.                              $   2,187
     67,457   Omnicom Group, Inc.                                                   4,688
                                                                                ---------
                                                                                    6,875
                                                                                ---------
              APPAREL & ACCESSORIES & LUXURY GOODS (0.5%)
     75,792   Coach, Inc.                                                           2,623
     11,730   Fossil Group, Inc.*                                                     814
    110,607   Hanesbrands, Inc.                                                     3,685
     55,355   Michael Kors Holdings Ltd.*                                           2,330
     22,781   PVH Corp.                                                             2,624
     16,716   Ralph Lauren Corp.                                                    2,213
     46,611   Under Armour, Inc. "A"*                                               3,889
     94,410   V.F. Corp.                                                            6,584
                                                                                ---------
                                                                                   24,762
                                                                                ---------
              APPAREL RETAIL (0.5%)
     72,325   Gap, Inc.                                                             2,761
     67,976   L Brands, Inc.                                                        5,827
    114,248   Ross Stores, Inc.                                                     5,554
    188,344   TJX Companies, Inc.                                                  12,463
     26,601   Urban Outfitters, Inc.*                                                 931
                                                                                ---------
                                                                                   27,536
                                                                                ---------
              AUTO PARTS & EQUIPMENT (0.4%)
     62,997   BorgWarner, Inc.                                                      3,581
     80,091   Delphi Automotive plc                                                 6,815
    181,350   Johnson Controls, Inc.                                                8,982
                                                                                ---------
                                                                                   19,378
                                                                                ---------
              AUTOMOBILE MANUFACTURERS (0.6%)
  1,099,844   Ford Motor Co.                                                       16,509
    373,707   General Motors Co.                                                   12,455
                                                                                ---------
                                                                                   28,964
                                                                                ---------
              AUTOMOTIVE RETAIL (0.3%)
     20,649   AutoNation, Inc.*                                                     1,301

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
      8,814   AutoZone, Inc.*                                                   $   5,878
     57,923   CarMax, Inc.*                                                         3,835
     27,968   O'Reilly Automotive, Inc.*                                            6,320
                                                                                ---------
                                                                                   17,334
                                                                                ---------
              BROADCASTING (0.3%)
    125,338   CBS Corp. "B"                                                         6,956
     42,021   Discovery Communications, Inc. "A"*                                   1,398
     72,361   Discovery Communications, Inc. "C"*                                   2,249
     26,133   Scripps Network Interactive "A"                                       1,708
     63,119   TEGNA, Inc.                                                           2,024
                                                                                ---------
                                                                                   14,335
                                                                                ---------
              CABLE & SATELLITE (1.3%)
     61,599   Cablevision Systems Corp. "A"                                         1,475
    695,604   Comcast Corp. "A"                                                    41,834
    139,115   DIRECTV*                                                             12,908
     78,225   Time Warner Cable, Inc.                                              13,937
                                                                                ---------
                                                                                   70,154
                                                                                ---------
              CASINOS & GAMING (0.0%)
     22,466   Wynn Resorts Ltd.                                                     2,217
                                                                                ---------
              COMPUTER & ELECTRONICS RETAIL (0.1%)
     81,208   Best Buy Co., Inc.                                                    2,648
     29,956   GameStop Corp. "A"                                                    1,287
                                                                                ---------
                                                                                    3,935
                                                                                ---------
              CONSUMER ELECTRONICS (0.1%)
     32,783   Garmin Ltd.                                                           1,440
     19,697   Harman International Industries, Inc.                                 2,343
                                                                                ---------
                                                                                    3,783
                                                                                ---------
              DEPARTMENT STORES (0.2%)
     54,769   Kohl's Corp.                                                          3,429
     93,102   Macy's, Inc.                                                          6,282
     38,946   Nordstrom, Inc.                                                       2,901
                                                                                ---------
                                                                                   12,612
                                                                                ---------
              DISTRIBUTORS (0.1%)
     42,046   Genuine Parts Co.                                                     3,764
                                                                                ---------
              FOOTWEAR (0.4%)
    192,583   NIKE, Inc. "B"                                                       20,803
                                                                                ---------
              GENERAL MERCHANDISE STORES (0.5%)
     82,216   Dollar General Corp.                                                  6,391
     57,330   Dollar Tree, Inc.*                                                    4,529

================================================================================

10  | USAA S&P 500 INDEX FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
     26,836   Family Dollar Stores, Inc.                                        $   2,115
    176,596   Target Corp.                                                         14,416
                                                                                ---------
                                                                                   27,451
                                                                                ---------
              HOME FURNISHINGS (0.1%)
     38,634   Leggett & Platt, Inc.                                                 1,881
     17,150   Mohawk Industries, Inc.*                                              3,274
                                                                                ---------
                                                                                    5,155
                                                                                ---------
              HOME IMPROVEMENT RETAIL (1.1%)
    359,590   Home Depot, Inc.                                                     39,961
    258,189   Lowe's Companies, Inc.                                               17,291
                                                                                ---------
                                                                                   57,252
                                                                                ---------
              HOMEBUILDING (0.1%)
     91,784   D.R. Horton, Inc.                                                     2,511
     49,565   Lennar Corp. "A"                                                      2,530
     91,716   Pulte Group, Inc.                                                     1,848
                                                                                ---------
                                                                                    6,889
                                                                                ---------
              HOMEFURNISHING RETAIL (0.1%)
     47,071   Bed Bath & Beyond, Inc.*                                              3,247
                                                                                ---------
              HOTELS, RESORTS & CRUISE LINES (0.4%)
    125,021   Carnival Corp.                                                        6,175
     57,249   Marriott International, Inc. "A"                                      4,259
     45,786   Royal Caribbean Cruises Ltd.                                          3,603
     47,367   Starwood Hotels & Resorts Worldwide, Inc.                             3,841
     33,275   Wyndham Worldwide Corp.                                               2,725
                                                                                ---------
                                                                                   20,603
                                                                                ---------
              HOUSEHOLD APPLIANCES (0.1%)
     21,789   Whirlpool Corp.                                                       3,771
                                                                                ---------
              HOUSEWARES & SPECIALTIES (0.1%)
     74,662   Newell Rubbermaid, Inc.                                               3,069
                                                                                ---------
              INTERNET RETAIL (1.5%)
    105,683   Amazon.com, Inc.*                                                    45,876
     27,724   Expedia, Inc.                                                         3,032
     16,811   Netflix, Inc.*                                                       11,044
     14,326   Priceline Group, Inc.*                                               16,494
     31,022   TripAdvisor, Inc.*                                                    2,703
                                                                                ---------
                                                                                   79,149
                                                                                ---------
              LEISURE PRODUCTS (0.1%)
     30,981   Hasbro, Inc.                                                          2,317
     92,917   Mattel, Inc.                                                          2,387
                                                                                ---------
                                                                                    4,704
                                                                                ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              MOTORCYCLE MANUFACTURERS (0.1%)
     58,203   Harley-Davidson, Inc.                                             $   3,280
                                                                                ---------
              MOVIES & ENTERTAINMENT (1.8%)
    228,167   Time Warner, Inc.                                                    19,944
    489,887   Twenty-First Century Fox, Inc. "A"                                   15,943
     98,936   Viacom, Inc. "B"                                                      6,395
    432,000   Walt Disney Co.                                                      49,309
                                                                                ---------
                                                                                   91,591
                                                                                ---------
              PUBLISHING (0.0%)
     31,560   Gannett Co., Inc.*                                                      441
    138,238   News Corp. "A"*                                                       2,017
                                                                                ---------
                                                                                    2,458
                                                                                ---------
              RESTAURANTS (1.3%)
      8,562   Chipotle Mexican Grill, Inc.*                                         5,180
     35,015   Darden Restaurants, Inc.                                              2,489
    265,186   McDonald's Corp.                                                     25,211
    415,270   Starbucks Corp.                                                      22,265
    119,510   Yum! Brands, Inc.                                                    10,765
                                                                                ---------
                                                                                   65,910
                                                                                ---------
              SPECIALIZED CONSUMER SERVICES (0.0%)
     76,917   H&R Block, Inc.                                                       2,281
                                                                                ---------
              SPECIALTY STORES (0.2%)
    176,853   Staples, Inc.                                                         2,708
     31,085   Tiffany & Co.                                                         2,853
     37,849   Tractor Supply Co.                                                    3,404
                                                                                ---------
                                                                                    8,965
                                                                                ---------
              TIRES & RUBBER (0.0%)
     75,265   Goodyear Tire & Rubber Co.                                            2,269
                                                                                ---------
              Total Consumer Discretionary                                        644,496
                                                                                ---------
              CONSUMER STAPLES (9.1%)
              ----------------------
              AGRICULTURAL PRODUCTS (0.2%)
    171,743   Archer-Daniels-Midland Co.                                            8,281
                                                                                ---------
              BREWERS (0.1%)
     43,912   Molson Coors Brewing Co. "B"                                          3,065
                                                                                ---------
              DISTILLERS & VINTNERS (0.2%)
     42,999   Brown-Forman Corp. "B"                                                4,308
     46,915   Constellation Brands, Inc. "A"                                        5,443
                                                                                ---------
                                                                                    9,751
                                                                                ---------

================================================================================

12  | USAA S&P 500 INDEX FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              DRUG RETAIL (1.0%)
    312,227   CVS Health Corp.                                                  $  32,746
    241,497   Walgreens Boots Alliance, Inc.                                       20,392
                                                                                ---------
                                                                                   53,138
                                                                                ---------
              FOOD DISTRIBUTORS (0.1%)
    163,677   Sysco Corp.                                                           5,909
                                                                                ---------
              FOOD RETAIL (0.3%)
    135,411   Kroger Co.                                                            9,819
     99,192   Whole Foods Market, Inc.                                              3,912
                                                                                ---------
                                                                                   13,731
                                                                                ---------
              HOUSEHOLD PRODUCTS (1.7%)
     36,255   Clorox Co.                                                            3,771
    235,363   Colgate-Palmolive Co.                                                15,395
    100,878   Kimberly-Clark Corp.                                                 10,690
    750,965   Procter & Gamble Co.(f)                                              58,756
                                                                                ---------
                                                                                   88,612
                                                                                ---------
              HYPERMARKETS & SUPER CENTERS (0.9%)
    121,789   Costco Wholesale Corp.                                               16,449
    436,841   Wal-Mart Stores, Inc.(f)                                             30,985
                                                                                ---------
                                                                                   47,434
                                                                                ---------
              PACKAGED FOODS & MEAT (1.4%)
     49,617   Campbell Soup Co.                                                     2,364
    118,828   ConAgra Foods, Inc.                                                   5,195
    165,102   General Mills, Inc.                                                   9,200
     40,426   Hershey Co.                                                           3,591
     37,010   Hormel Foods Corp.                                                    2,086
     26,930   J.M. Smucker Co.                                                      2,920
     69,232   Kellogg Co.                                                           4,341
     31,973   Keurig Green Mountain, Inc.                                           2,450
    163,922   Kraft Foods Group, Inc.                                              13,956
     35,214   McCormick & Co., Inc.                                                 2,851
     56,140   Mead Johnson Nutrition Co.                                            5,065
    450,198   Mondelez International, Inc. "A"                                     18,521
     80,651   Tyson Foods, Inc. "A"                                                 3,438
                                                                                ---------
                                                                                   75,978
                                                                                ---------
              PERSONAL PRODUCTS (0.1%)
     61,599   Estee Lauder Companies, Inc. "A"                                      5,338
                                                                                ---------
              SOFT DRINKS (1.8%)
  1,086,148   Coca-Cola Co.                                                        42,610
     58,779   Coca-Cola Enterprises, Inc.                                           2,553

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
     53,225   Dr Pepper Snapple Group, Inc.                                     $   3,880
     40,353   Monster Beverage Corp.*                                               5,408
    408,610   PepsiCo, Inc.                                                        38,140
                                                                                ---------
                                                                                   92,591
                                                                                ---------
              TOBACCO (1.3%)
    544,541   Altria Group, Inc.                                                   26,634
    428,781   Philip Morris International, Inc.                                    34,375
    115,014   Reynolds American, Inc.                                               8,587
                                                                                ---------
                                                                                   69,596
                                                                                ---------
              Total Consumer Staples                                              473,424
                                                                                ---------
              ENERGY (7.6%)
              ------------
              COAL & CONSUMABLE FUELS (0.0%)
     64,105   CONSOL Energy, Inc.                                                   1,394
                                                                                ---------
              INTEGRATED OIL & GAS (3.2%)
    520,481   Chevron Corp.                                                        50,211
  1,157,424   Exxon Mobil Corp.(f)                                                 96,297
    212,636   Occidental Petroleum Corp.                                           16,537
                                                                                ---------
                                                                                  163,045
                                                                                ---------
              OIL & GAS DRILLING (0.1%)
     18,733   Diamond Offshore Drilling, Inc.                                         483
     64,472   Ensco plc "A"                                                         1,436
     29,845   Helmerich & Payne, Inc.                                               2,102
     66,037   Noble Corp. plc                                                       1,016
     93,620   Transocean Ltd.                                                       1,509
                                                                                ---------
                                                                                    6,546
                                                                                ---------
              OIL & GAS EQUIPMENT & SERVICES (1.1%)
    120,214   Baker Hughes, Inc.                                                    7,417
     53,240   Cameron International Corp.*                                          2,788
     63,369   FMC Technologies, Inc.*                                               2,629
    236,067   Halliburton Co.                                                      10,168
    107,027   National Oilwell Varco, Inc.                                          5,167
    351,309   Schlumberger Ltd.                                                    30,280
                                                                                ---------
                                                                                   58,449
                                                                                ---------
              OIL & GAS EXPLORATION & PRODUCTION (1.9%)
    140,580   Anadarko Petroleum Corp.                                             10,974
    104,213   Apache Corp.                                                          6,006
    114,777   Cabot Oil & Gas Corp.                                                 3,620
    144,137   Chesapeake Energy Corp.                                               1,610
     25,852   Cimarex Energy Co.(f)                                                 2,852
    341,281   ConocoPhillips                                                       20,958

================================================================================

14  | USAA S&P 500 INDEX FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
    107,008   Devon Energy Corp.                                                $   6,366
    151,936   EOG Resources, Inc.                                                  13,302
     42,248   EQT Corp.                                                             3,436
     67,753   Hess Corp.                                                            4,531
    187,461   Marathon Oil Corp.                                                    4,975
     46,219   Murphy Oil Corp.                                                      1,921
     45,263   Newfield Exploration Co.*                                             1,635
    106,706   Noble Energy, Inc.                                                    4,554
     41,405   Pioneer Natural Resources Co.                                         5,743
     46,237   Range Resources Corp.                                                 2,283
    106,060   Southwestern Energy Co.*                                              2,411
                                                                                ---------
                                                                                   97,177
                                                                                ---------
              OIL & GAS REFINING & MARKETING (0.6%)
    150,696   Marathon Petroleum Corp.                                              7,883
    149,974   Phillips 66                                                          12,082
     34,583   Tesoro Corp.                                                          2,919
    140,757   Valero Energy Corp.                                                   8,811
                                                                                ---------
                                                                                   31,695
                                                                                ---------
              OIL & GAS STORAGE & TRANSPORTATION (0.7%)
    479,962   Kinder Morgan, Inc.                                                  18,426
     57,936   ONEOK, Inc.                                                           2,287
    185,736   Spectra Energy Corp.                                                  6,055
    186,845   Williams Companies, Inc.                                             10,723
                                                                                ---------
                                                                                   37,491
                                                                                ---------
              Total Energy                                                        395,797
                                                                                ---------
              FINANCIALS (16.1%)
              -----------------
              ASSET MANAGEMENT & CUSTODY BANKS (1.3%)
     15,118   Affiliated Managers Group, Inc.*(f)                                   3,305
     50,158   Ameriprise Financial, Inc.                                            6,266
    310,781   Bank of New York Mellon Corp.                                        13,043
     35,217   BlackRock, Inc.                                                      12,184
    108,665   Franklin Resources, Inc.                                              5,328
    119,914   Invesco Ltd.                                                          4,496
     27,101   Legg Mason, Inc.                                                      1,396
     56,079   Northern Trust Corp.(c)                                               4,288
    113,871   State Street Corp.                                                    8,768
     73,185   T. Rowe Price Group, Inc.                                             5,689
                                                                                ---------
                                                                                   64,763
                                                                                ---------
              CONSUMER FINANCE (0.8%)
    241,851   American Express Co.                                                 18,797
    151,274   Capital One Financial Corp.                                          13,307

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
    122,560   Discover Financial Services                                       $   7,062
    107,836   Navient Corp.                                                         1,964
                                                                                ---------
                                                                                   41,130
                                                                                ---------
              DIVERSIFIED BANKS (5.0%)
  2,906,609   Bank of America Corp.(f)                                             49,470
    839,732   Citigroup, Inc.                                                      46,387
     49,742   Comerica, Inc.                                                        2,553
  1,027,064   JPMorgan Chase & Co.(f)                                              69,594
    490,579   U.S. Bancorp                                                         21,291
  1,296,634   Wells Fargo & Co.                                                    72,923
                                                                                ---------
                                                                                  262,218
                                                                                ---------
              HEALTH CARE REITs (0.3%)
    128,059   HCP, Inc.                                                             4,670
     97,286   Health Care REIT, Inc.                                                6,385
     91,207   Ventas, Inc.                                                          5,663
                                                                                ---------
                                                                                   16,718
                                                                                ---------
              HOTEL & RESORT REITs (0.1%)
    210,743   Host Hotels & Resorts, Inc.                                           4,179
                                                                                ---------
              INSURANCE BROKERS (0.3%)
     77,969   Aon plc                                                               7,772
    149,116   Marsh & McLennan Companies, Inc.                                      8,455
                                                                                ---------
                                                                                   16,227
                                                                                ---------
              INVESTMENT BANKING & BROKERAGE (1.0%)
    320,169   Charles Schwab Corp.                                                 10,454
     80,549   E*TRADE Financial Corp.*                                              2,412
    111,321   Goldman Sachs Group, Inc.                                            23,243
    425,567   Morgan Stanley                                                       16,508
                                                                                ---------
                                                                                   52,617
                                                                                ---------
              LIFE & HEALTH INSURANCE (0.9%)
    120,304   Aflac, Inc.                                                           7,483
     69,907   Lincoln National Corp.                                                4,140
    309,199   MetLife, Inc.                                                        17,312
     75,946   Principal Financial Group, Inc.                                       3,895
    125,253   Prudential Financial, Inc.                                           10,962
     34,688   Torchmark Corp.                                                       2,019
     69,191   Unum Group                                                            2,474
                                                                                ---------
                                                                                   48,285
                                                                                ---------
              MULTI-LINE INSURANCE (0.6%)
    369,060   American International Group, Inc.                                   22,815
     18,915   Assurant, Inc.                                                        1,267

================================================================================

16  | USAA S&P 500 INDEX FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
    135,095   Genworth Financial, Inc. "A"*                                     $   1,023
    116,311   Hartford Financial Services Group, Inc.                               4,835
     82,006   Loews Corp.                                                           3,158
                                                                                ---------
                                                                                   33,098
                                                                                ---------
              MULTI-SECTOR HOLDINGS (1.4%)
    504,873   Berkshire Hathaway, Inc. "B"*                                        68,719
     87,243   Leucadia National Corp.                                               2,118
                                                                                ---------
                                                                                   70,837
                                                                                ---------
              PROPERTY & CASUALTY INSURANCE (0.8%)
     90,458   ACE Ltd.                                                              9,198
    113,253   Allstate Corp.                                                        7,347
     63,786   Chubb Corp.                                                           6,069
     41,458   Cincinnati Financial Corp.                                            2,080
    147,191   Progressive Corp.                                                     4,096
     88,259   Travelers Companies, Inc.                                             8,531
     84,892   XL Group plc                                                          3,158
                                                                                ---------
                                                                                   40,479
                                                                                ---------
              REAL ESTATE SERVICES (0.1%)
     77,409   CBRE Group, Inc. "A"*                                                 2,864
                                                                                ---------
              REGIONAL BANKS (1.0%)
    202,150   BB&T Corp.                                                            8,149
    224,906   Fifth Third Bancorp                                                   4,683
    222,441   Huntington Bancshares, Inc.                                           2,516
    235,310   KeyCorp                                                               3,534
     37,032   M&T Bank Corp.                                                        4,626
     84,977   People's United Financial, Inc.                                       1,378
    143,287   PNC Financial Services Group, Inc.                                   13,705
    371,126   Regions Financial Corp.                                               3,845
    142,780   SunTrust Banks, Inc.                                                  6,142
     56,977   Zions Bancorp                                                         1,808
                                                                                ---------
                                                                                   50,386
                                                                                ---------
              REITs - INDUSTRIAL (0.1%)
    145,284   Prologis, Inc.                                                        5,390
                                                                                ---------
              REITs - Office (0.2%)
     42,577   Boston Properties, Inc.                                               5,154
     27,686   SL Green Realty Corp.                                                 3,042
     48,423   Vornado Realty Trust                                                  4,597
                                                                                ---------
                                                                                   12,793
                                                                                ---------
              REITs - RESIDENTIAL (0.4%)
     43,126   Apartment Investment & Management Co. "A"                             1,593

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
     36,524   AvalonBay Communities, Inc.                                       $   5,839
    101,066   Equity Residential                                                    7,092
     17,993   Essex Property Trust, Inc.                                            3,823
                                                                                ---------
                                                                                   18,347
                                                                                ---------
              REITs - RETAIL (0.5%)
    174,137   General Growth Properties, Inc.                                       4,468
    114,304   Kimco Realty Corp.                                                    2,577
     39,022   Macerich Co.                                                          2,911
     64,468   Realty Income Corp.                                                   2,862
     86,175   Simon Property Group, Inc.                                           14,910
                                                                                ---------
                                                                                   27,728
                                                                                ---------
              REITs - SPECIALIZED (0.7%)
    117,126   American Tower Corp.                                                 10,927
     93,412   Crown Castle International Corp.                                      7,501
     15,774   Equinix, Inc.                                                         4,007
     51,773   Iron Mountain, Inc.                                                   1,605
     48,237   Plum Creek Timber Co., Inc.                                           1,957
     40,079   Public Storage                                                        7,389
    142,871   Weyerhaeuser Co.                                                      4,500
                                                                                ---------
                                                                                   37,886
                                                                                ---------
              SPECIALIZED FINANCE (0.6%)
     87,995   CME Group, Inc.                                                       8,189
     30,887   Intercontinental Exchange, Inc.(f)                                    6,907
     75,966   McGraw Hill Financial, Inc.                                           7,631
     49,095   Moody's Corp.                                                         5,300
     32,895   NASDAQ OMX Group, Inc.                                                1,605
                                                                                ---------
                                                                                   29,632
                                                                                ---------
              THRIFTS & MORTGAGE FINANCE (0.0%)
    133,914   Hudson City Bancorp, Inc.                                             1,323
                                                                                ---------
              Total Financials                                                    836,900
                                                                                ---------
              HEALTH CARE (15.0%)
              ------------------
              BIOTECHNOLOGY (3.1%)
     61,957   Alexion Pharmaceuticals, Inc.*                                       11,200
    210,410   Amgen, Inc.                                                          32,302
     65,103   Biogen, Inc.*                                                        26,298
    219,495   Celgene Corp.*                                                       25,403
    406,720   Gilead Sciences, Inc.(f)                                             47,619
     20,857   Regeneron Pharmaceuticals, Inc.*                                     10,640
     67,440   Vertex Pharmaceuticals, Inc.*                                         8,327
                                                                                ---------
                                                                                  161,789
                                                                                ---------

================================================================================

18  | USAA S&P 500 INDEX FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              HEALTH CARE DISTRIBUTORS (0.6%)
     57,727   AmerisourceBergen Corp.                                           $   6,139
     91,552   Cardinal Health, Inc.                                                 7,658
     23,236   Henry Schein, Inc.*                                                   3,302
     64,043   McKesson Corp.                                                       14,398
     23,657   Patterson Companies, Inc.                                             1,151
                                                                                ---------
                                                                                   32,648
                                                                                ---------
              HEALTH CARE EQUIPMENT (2.1%)
    412,047   Abbott Laboratories                                                  20,223
    150,687   Baxter International, Inc.                                           10,538
     57,975   Becton, Dickinson and Co.                                             8,212
    371,021   Boston Scientific Corp.*                                              6,567
     20,540   C.R. Bard, Inc.                                                       3,506
     29,638   Edwards Lifesciences Corp.*                                           4,221
     10,219   Intuitive Surgical, Inc.*                                             4,951
    394,437   Medtronic plc                                                        29,228
     77,706   St. Jude Medical, Inc.                                                5,678
     82,871   Stryker Corp.                                                         7,920
     27,573   Varian Medical Systems, Inc.*                                         2,325
     47,124   Zimmer Holdings, Inc.                                                 5,148
                                                                                ---------
                                                                                  108,517
                                                                                ---------
              HEALTH CARE FACILITIES (0.3%)
     80,205   HCA Holdings, Inc.*                                                   7,276
     27,526   Tenet Healthcare Corp.*                                               1,593
     25,062   Universal Health Services, Inc. "B"                                   3,562
                                                                                ---------
                                                                                   12,431
                                                                                ---------
              HEALTH CARE SERVICES (0.6%)
     47,462   DaVita HealthCare Partners, Inc.*                                     3,772
    201,806   Express Scripts Holding Co.*                                         17,949
     27,886   Laboratory Corp. of America Holdings*                                 3,380
     39,549   Quest Diagnostics, Inc.                                               2,868
                                                                                ---------
                                                                                   27,969
                                                                                ---------
              HEALTH CARE SUPPLIES (0.0%)
     38,482   DENTSPLY International, Inc.                                          1,984
                                                                                ---------
              HEALTH CARE TECHNOLOGY (0.1%)
     84,895   Cerner Corp.*                                                         5,863
                                                                                ---------
              LIFE SCIENCES TOOLS & SERVICES (0.4%)
     92,362   Agilent Technologies, Inc.                                            3,563
     31,708   PerkinElmer, Inc.                                                     1,669
    110,152   Thermo Fisher Scientific, Inc.                                       14,293

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
     22,805   Waters Corp.*                                                     $   2,928
                                                                                ---------
                                                                                   22,453
                                                                                ---------
              MANAGED HEALTH CARE (1.5%)
     96,578   Aetna, Inc.                                                          12,310
     73,176   Anthem, Inc.                                                         12,011
     71,337   Cigna Corp.                                                          11,556
     41,537   Humana, Inc.                                                          7,945
    263,581   UnitedHealth Group, Inc.                                             32,157
                                                                                ---------
                                                                                   75,979
                                                                                ---------
              PHARMACEUTICALS (6.3%)
    475,888   AbbVie, Inc.                                                         31,975
    108,604   Allergan plc*                                                        32,957
    461,315   Bristol-Myers Squibb Co.                                             30,696
    270,232   Eli Lilly and Co.                                                    22,562
     56,229   Endo International plc*                                               4,478
     47,873   Hospira, Inc.*                                                        4,247
    767,304   Johnson & Johnson(f)                                                 74,781
     32,491   Mallinckrodt plc*                                                     3,825
    781,955   Merck & Co., Inc.(f)                                                 44,517
    113,923   Mylan N.V.*                                                           7,731
     40,482   Perrigo Co. plc                                                       7,482
  1,704,174   Pfizer, Inc.(f)                                                      57,141
    138,753   Zoetis, Inc.                                                          6,691
                                                                                ---------
                                                                                  329,083
                                                                                ---------
              Total Health Care                                                   778,716
                                                                                ---------
              INDUSTRIALS (9.8%)
              -----------------
              AEROSPACE & DEFENSE (2.6%)
    177,978   Boeing Co.                                                           24,689
     86,393   General Dynamics Corp.                                               12,241
    216,472   Honeywell International, Inc.                                        22,074
     22,798   L-3 Communications Holdings, Inc.                                     2,585
     74,004   Lockheed Martin Corp.                                                13,757
     53,562   Northrop Grumman Corp.                                                8,497
     38,266   Precision Castparts Corp.                                             7,648
     84,689   Raytheon Co.                                                          8,103
     36,463   Rockwell Collins, Inc.                                                3,367
     76,947   Textron, Inc.                                                         3,434
    229,117   United Technologies Corp.                                            25,416
                                                                                ---------
                                                                                  131,811
                                                                                ---------
              AGRICULTURAL & FARM MACHINERY (0.2%)
     92,450   Deere & Co.                                                           8,972
                                                                                ---------

================================================================================

20  | USAA S&P 500 INDEX FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              AIR FREIGHT & LOGISTICS (0.7%)
     40,536   C.H. Robinson Worldwide, Inc.                                     $   2,529
     52,753   Expeditors International of Washington, Inc.                          2,432
     72,930   FedEx Corp.                                                          12,427
    192,291   United Parcel Service, Inc. "B"                                      18,635
                                                                                ---------
                                                                                   36,023
                                                                                ---------
              AIRLINES (0.4%)
    191,753   American Airlines Group, Inc.                                         7,658
    227,627   Delta Air Lines, Inc.                                                 9,351
    184,590   Southwest Airlines Co.                                                6,108
                                                                                ---------
                                                                                   23,117
                                                                                ---------
              BUILDING PRODUCTS (0.1%)
     26,499   Allegion plc                                                          1,593
     95,865   Masco Corp.                                                           2,557
                                                                                ---------
                                                                                    4,150
                                                                                ---------
              CONSTRUCTION & ENGINEERING (0.1%)
     40,758   Fluor Corp.                                                           2,161
     35,018   Jacobs Engineering Group, Inc.*                                       1,422
     59,356   Quanta Services, Inc.*                                                1,711
                                                                                ---------
                                                                                    5,294
                                                                                ---------
              CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.5%)
    166,967   Caterpillar, Inc.                                                    14,162
     46,469   Cummins, Inc.                                                         6,096
     27,302   Joy Global, Inc.                                                        988
     98,299   PACCAR, Inc.                                                          6,273
                                                                                ---------
                                                                                   27,519
                                                                                ---------
              DIVERSIFIED SUPPORT SERVICES (0.0%)
     26,280   Cintas Corp.                                                          2,223
                                                                                ---------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.5%)
     66,627   AMETEK, Inc.                                                          3,650
    129,398   Eaton Corp. plc                                                       8,733
    185,099   Emerson Electric Co.                                                 10,260
     37,068   Rockwell Automation, Inc.                                             4,620
                                                                                ---------
                                                                                   27,263
                                                                                ---------
              ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
     68,698   Republic Services, Inc.                                               2,691
     23,723   Stericycle, Inc.*                                                     3,177
    117,626   Waste Management, Inc.                                                5,452
                                                                                ---------
                                                                                   11,320
                                                                                ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.0%)
     37,750   Robert Half International, Inc.                                   $   2,095
                                                                                ---------
              INDUSTRIAL CONGLOMERATES (2.3%)
    175,598   3M Co.                                                               27,095
    170,522   Danaher Corp.                                                        14,595
  2,788,818   General Electric Co.                                                 74,099
     27,765   Roper Technologies, Inc.                                              4,788
                                                                                ---------
                                                                                  120,577
                                                                                ---------
              INDUSTRIAL MACHINERY (0.8%)
     44,290   Dover Corp.                                                           3,108
     37,643   Flowserve Corp.                                                       1,982
     93,756   Illinois Tool Works, Inc.                                             8,606
     73,329   Ingersoll-Rand plc                                                    4,944
     29,403   Pall Corp.                                                            3,659
     38,477   Parker-Hannifin Corp.                                                 4,476
     49,523   Pentair plc                                                           3,405
     16,200   Snap-on, Inc.                                                         2,580
     42,578   Stanley Black & Decker, Inc.                                          4,481
     50,404   Xylem, Inc.                                                           1,869
                                                                                ---------
                                                                                   39,110
                                                                                ---------
              OFFICE SERVICES & SUPPLIES (0.0%)
     54,733   Pitney Bowes, Inc.                                                    1,139
                                                                                ---------
              RAILROADS (0.8%)
    273,259   CSX Corp.                                                             8,922
     30,666   Kansas City Southern                                                  2,797
     84,254   Norfolk Southern Corp.                                                7,360
    242,331   Union Pacific Corp.                                                  23,111
                                                                                ---------
                                                                                   42,190
                                                                                ---------
              RESEARCH & CONSULTING SERVICES (0.2%)
     10,194   Dun & Bradstreet Corp.                                                1,244
     32,753   Equifax, Inc.                                                         3,180
    102,440   Nielsen N.V.                                                          4,586
                                                                                ---------
                                                                                    9,010
                                                                                ---------
              SECURITY & ALARM SERVICES (0.1%)
     47,829   ADT Corp.                                                             1,606
    116,044   Tyco International plc                                                4,465
                                                                                ---------
                                                                                    6,071
                                                                                ---------
              TRADING COMPANIES & DISTRIBUTORS (0.2%)
     75,650   Fastenal Co.                                                          3,191
     26,610   United Rentals, Inc.*(f)                                              2,332

================================================================================

22  | USAA S&P 500 INDEX FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
     16,498   W.W. Grainger, Inc.                                               $   3,904
                                                                                ---------
                                                                                    9,427
                                                                                ---------
              TRUCKING (0.1%)
     25,454   J.B. Hunt Transport Services, Inc.(f)                                 2,089
     14,620   Ryder System, Inc.                                                    1,277
                                                                                ---------
                                                                                    3,366
                                                                                ---------
              Total Industrials                                                   510,677
                                                                                ---------
              INFORMATION TECHNOLOGY (19.0%)
              ------------------------------
              APPLICATION SOFTWARE (0.7%)
    131,318   Adobe Systems, Inc.*                                                 10,638
     62,926   Autodesk, Inc.*                                                       3,151
     44,636   Citrix Systems, Inc.*                                                 3,132
     76,397   Intuit, Inc.                                                          7,698
    168,709   salesforce.com, Inc.*                                                11,747
                                                                                ---------
                                                                                   36,366
                                                                                ---------
              COMMUNICATIONS EQUIPMENT (1.5%)
  1,408,094   Cisco Systems, Inc.                                                  38,666
     19,833   F5 Networks, Inc.*                                                    2,387
     34,002   Harris Corp.                                                          2,615
     97,141   Juniper Networks, Inc.                                                2,523
     51,339   Motorola Solutions, Inc.                                              2,944
    450,997   QUALCOMM, Inc.                                                       28,246
                                                                                ---------
                                                                                   77,381
                                                                                ---------
              DATA PROCESSING & OUTSOURCED SERVICES (2.0%)
     17,166   Alliance Data Systems Corp.*                                          5,012
    129,919   Automatic Data Processing, Inc.                                      10,423
     38,032   Computer Sciences Corp.                                               2,497
     78,647   Fidelity National Information Services, Inc.                          4,860
     65,476   Fiserv, Inc.*                                                         5,423
    268,226   MasterCard, Inc. "A"                                                 25,074
     90,080   Paychex, Inc.                                                         4,223
     45,279   Total System Services, Inc.                                           1,891
    535,296   Visa, Inc. "A"                                                       35,945
    142,005   Western Union Co.                                                     2,887
    288,684   Xerox Corp.                                                           3,072
                                                                                ---------
                                                                                  101,307
                                                                                ---------
              ELECTRONIC COMPONENTS (0.2%)
     85,359   Amphenol Corp. "A"                                                    4,948
    348,411   Corning, Inc.                                                         6,874
                                                                                ---------
                                                                                   11,822
                                                                                ---------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (0.0%)
     38,469   FLIR Systems, Inc.                                                $   1,186
                                                                                ---------
              ELECTRONIC MANUFACTURING SERVICES (0.1%)
    112,161   TE Connectivity Ltd.                                                  7,212
                                                                                ---------
              HOME ENTERTAINMENT SOFTWARE (0.1%)
     86,109   Electronic Arts, Inc.*                                                5,726
                                                                                ---------
              INTERNET SOFTWARE & SERVICES (3.2%)
     49,354   Akamai Technologies, Inc.*                                            3,446
    305,909   eBay, Inc.*                                                          18,428
    582,877   Facebook, Inc. "A"*                                                  49,990
     79,211   Google, Inc. "A"*                                                    42,777
     79,437   Google, Inc. "C"*                                                    41,348
     29,024   VeriSign, Inc.*                                                       1,791
    241,537   Yahoo!, Inc.*                                                         9,490
                                                                                ---------
                                                                                  167,270
                                                                                ---------
              IT CONSULTING & OTHER SERVICES (1.4%)
    173,564   Accenture plc "A"                                                    16,797
    168,924   Cognizant Technology Solutions Corp. "A"*                            10,320
    253,498   International Business Machines Corp.                                41,234
     38,777   Teradata Corp.*                                                       1,435
                                                                                ---------
                                                                                   69,786
                                                                                ---------
              SEMICONDUCTOR EQUIPMENT (0.2%)
    341,619   Applied Materials, Inc.                                               6,566
     43,789   KLA-Tencor Corp.                                                      2,461
     43,500   Lam Research Corp.                                                    3,539
                                                                                ---------
                                                                                   12,566
                                                                                ---------
              SEMICONDUCTORS (2.1%)
     83,478   Altera Corp.                                                          4,274
     86,972   Analog Devices, Inc.                                                  5,582
     71,156   Avago Technologies Ltd.                                               9,459
    150,456   Broadcom Corp. "A"                                                    7,747
     21,169   First Solar, Inc.*                                                      995
  1,312,679   Intel Corp.                                                          39,925
     66,722   Linear Technology Corp.                                               2,951
     56,366   Microchip Technology, Inc.                                            2,673
    297,724   Micron Technology, Inc.*                                              5,609
    140,965   NVIDIA Corp.                                                          2,835
     41,598   Qorvo, Inc.*                                                          3,339
     53,045   Skyworks Solutions, Inc.(f)                                           5,522
    287,493   Texas Instruments, Inc.                                              14,809

================================================================================

24  | USAA S&P 500 INDEX FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
     71,691   Xilinx, Inc.                                                      $   3,166
                                                                                ---------
                                                                                  108,886
                                                                                ---------
              SYSTEMS SOFTWARE (2.8%)
     88,138   CA, Inc.                                                              2,582
  2,238,898   Microsoft Corp.(f)                                                   98,847
    882,192   Oracle Corp.                                                         35,552
     50,623   Red Hat, Inc.*                                                        3,844
    188,346   Symantec Corp.                                                        4,379
                                                                                ---------
                                                                                  145,204
                                                                                ---------
              TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (4.7%)
  1,594,428   Apple, Inc.(f)                                                      199,981
    537,361   EMC Corp.                                                            14,181
    499,933   Hewlett-Packard Co.                                                  15,003
     87,032   NetApp, Inc.                                                          2,747
     57,543   SanDisk Corp.                                                         3,350
     87,845   Seagate Technology plc                                                4,173
     60,267   Western Digital Corp.                                                 4,726
                                                                                ---------
                                                                                  244,161
                                                                                ---------
              Total Information Technology                                        988,873
                                                                                ---------
              MATERIALS (3.1%)
              ----------------
              ALUMINUM (0.1%)
    336,963   Alcoa, Inc.                                                           3,757
                                                                                ---------
              COMMODITY CHEMICALS (0.2%)
    108,747   LyondellBasell Industries N.V. "A"                                   11,258
                                                                                ---------
              CONSTRUCTION MATERIALS (0.1%)
     17,148   Martin Marietta Materials, Inc.                                       2,427
     36,446   Vulcan Materials Co.                                                  3,059
                                                                                ---------
                                                                                    5,486
                                                                                ---------
              DIVERSIFIED CHEMICALS (0.7%)
    300,170   Dow Chemical Co.                                                     15,360
    250,565   E.I. du Pont de Nemours and Co.                                      16,024
     41,012   Eastman Chemical Co.                                                  3,355
     36,912   FMC Corp.                                                             1,940
                                                                                ---------
                                                                                   36,679
                                                                                ---------
              DIVERSIFIED METALS & MINING (0.1%)
    287,385   Freeport-McMoRan, Inc.                                                5,351
                                                                                ---------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.4%)
     65,150   CF Industries Holdings, Inc.                                          4,188
    131,835   Monsanto Co.                                                         14,052

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
     85,724   Mosaic Co.                                                        $   4,016
                                                                                ---------
                                                                                   22,256
                                                                                ---------
              GOLD (0.1%)
    145,653   Newmont Mining Corp.                                                  3,402
                                                                                ---------
              INDUSTRIAL GASES (0.3%)
     53,677   Air Products and Chemicals, Inc.                                      7,345
     18,688   Airgas, Inc.                                                          1,977
     80,030   Praxair, Inc.                                                         9,567
                                                                                ---------
                                                                                   18,889
                                                                                ---------
              METAL & GLASS CONTAINERS (0.1%)
     38,338   Ball Corp.                                                            2,690
     44,567   Owens-Illinois, Inc.*                                                 1,022
                                                                                ---------
                                                                                    3,712
                                                                                ---------
              PAPER PACKAGING (0.2%)
     25,093   Avery Dennison Corp.                                                  1,529
     92,524   MeadWestvaco Corp.                                                    4,366
     58,064   Sealed Air Corp.                                                      2,984
                                                                                ---------
                                                                                    8,879
                                                                                ---------
              PAPER PRODUCTS (0.1%)
    116,902   International Paper Co.                                               5,563
                                                                                ---------
              SPECIALTY CHEMICALS (0.6%)
     74,038   Ecolab, Inc.                                                          8,371
     22,198   International Flavors & Fragrances, Inc.                              2,426
     75,479   PPG Industries, Inc.                                                  8,659
     21,937   Sherwin-Williams Co.                                                  6,033
     32,974   Sigma-Aldrich Corp.                                                   4,595
                                                                                ---------
                                                                                   30,084
                                                                                ---------
              STEEL (0.1%)
     29,495   Allegheny Technologies, Inc.                                            891
     87,959   Nucor Corp.                                                           3,876
                                                                                ---------
                                                                                    4,767
                                                                                ---------
              Total Materials                                                     160,083
                                                                                ---------
              TELECOMMUNICATION SERVICES (2.2%)
              ---------------------------------
              ALTERNATIVE CARRIERS (0.1%)
     81,447   Level 3 Communications, Inc.*                                         4,290
                                                                                ---------
              INTEGRATED TELECOMMUNICATION SERVICES (2.1%)
  1,437,230   AT&T, Inc.(f)                                                        51,050
    156,257   CenturyLink, Inc.                                                     4,591

================================================================================

26  | USAA S&P 500 INDEX FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
    319,507   Frontier Communications Corp.                                     $   1,582
  1,128,847   Verizon Communications, Inc.(f)                                      52,615
                                                                                ---------
                                                                                  109,838
                                                                                ---------
              Total Telecommunication Services                                    114,128
                                                                                ---------
              UTILITIES (2.8%)
              ----------------
              ELECTRIC UTILITIES (1.3%)
    136,045   American Electric Power Co., Inc.                                     7,206
     89,959   Edison International                                                  5,000
     49,952   Entergy Corp.                                                         3,522
     87,677   Eversource Energy                                                     3,981
    238,554   Exelon Corp.                                                          7,495
    117,084   FirstEnergy Corp.                                                     3,811
    122,873   NextEra Energy, Inc.                                                 12,045
     70,922   Pepco Holdings, Inc.                                                  1,911
     31,038   Pinnacle West Capital Corp.                                           1,766
    185,368   PPL Corp.                                                             5,463
    251,124   Southern Co.                                                         10,522
    139,952   Xcel Energy, Inc.                                                     4,504
                                                                                ---------
                                                                                   67,226
                                                                                ---------
              GAS UTILITIES (0.0%)
     32,804   AGL Resources, Inc.                                                   1,527
                                                                                ---------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
    188,353   AES Corp.                                                             2,498
     92,561   NRG Energy, Inc.                                                      2,118
                                                                                ---------
                                                                                    4,616
                                                                                ---------
              MULTI-UTILITIES (1.4%)
     67,760   Ameren Corp.                                                          2,553
    119,785   CenterPoint Energy, Inc.                                              2,280
     76,858   CMS Energy Corp.                                                      2,447
     80,828   Consolidated Edison, Inc.                                             4,678
    163,824   Dominion Resources, Inc.                                             10,955
     49,639   DTE Energy Co.                                                        3,705
    191,107   Duke Energy Corp.                                                    13,496
     87,852   NiSource, Inc.                                                        4,005
    132,839   PG&E Corp.                                                            6,522
    139,634   Public Service Enterprise Group, Inc.                                 5,485
     39,629   SCANA Corp.                                                           2,007
     64,530   Sempra Energy                                                         6,385
     64,016   TECO Energy, Inc.                                                     1,131

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
     87,060   WEC Energy Group, Inc.                                            $   3,915
                                                                                ---------
                                                                                   69,564
                                                                                ---------
              Total Utilities                                                     142,933
                                                                                ---------
              Total Common Stocks (cost: $2,856,341)                            5,046,027
                                                                                ---------
              MONEY MARKET INSTRUMENTS (2.8%)
              MONEY MARKET FUND (2.6%)
              ------------------------
138,430,003   Northern Institutional Funds - Diversified Assets
               Portfolio, 0.01%(a),(d)                                            138,430
                                                                                ---------

-----------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
-----------------------------------------------------------------------------------------
              U.S. TREASURY BILLS (0.2%)
    $10,490   0.05%, 10/5/15(b),(e)                                                10,490
                                                                               ----------
              Total Money Market Instruments (cost: $148,919)                     148,920
                                                                               ----------

              TOTAL INVESTMENTS (COST: $3,005,260)                             $5,194,947
                                                                               ==========

================================================================================

28  | USAA S&P 500 INDEX FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                  VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------
                                               (LEVEL 1)            (LEVEL 2)           (LEVEL 3)
                                           QUOTED PRICES    OTHER SIGNIFICANT         SIGNIFICANT
                                       IN ACTIVE MARKETS           OBSERVABLE        UNOBSERVABLE
ASSETS:                             FOR IDENTICAL ASSETS               INPUTS              INPUTS           TOTAL
-----------------------------------------------------------------------------------------------------------------
Equity Securities:
   Common Stocks                              $5,046,027                   $-             $-           $5,046,027

Money Market Instruments:
   Money Market Fund                             138,430                    -              -              138,430
   U.S. Treasury Bills                            10,490                    -              -               10,490
-----------------------------------------------------------------------------------------------------------------
Total                                         $5,194,947                   $-             $-           $5,194,947
-----------------------------------------------------------------------------------------------------------------
LIABILITY:
-----------------------------------------------------------------------------------------------------------------
Other financial instruments(1)                    (1,942)                   -              -               (1,942)
-----------------------------------------------------------------------------------------------------------------

(1)Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the investment.

For the period of January 1, 2015, through June 30, 2015, there were no significant transfers between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    REIT      Real estate investment trust

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at June 30, 2015.

    (b) Rate represents an annualized yield at time of purchase, not a coupon rate.

    (c) Northern Trust Corp. is the parent to Northern Trust Investments, Inc.
        (NTI), which is the subadviser of the Fund.

    (d) NTI is both the subadviser of the Fund and the adviser of the Northern Institutional Funds.

    (e) Security with a value of $10,490,000 is segregated as collateral for initial margin requirements on open futures contracts.

================================================================================

30  | USAA S&P 500 INDEX FUND

================================================================================

    (f) Security, or a portion thereof, is segregated to cover the value of open futures contracts at June 30, 2015.


                                                                           VALUE AT           UNREALIZED
TYPE OF FUTURE          EXPIRATION          CONTRACTS       POSITION     JUNE 30, 2015       DEPRECIATION
---------------------------------------------------------------------------------------------------------
E-mini S&P 500
 Index Futures       September 18, 2015      1,457            Long       $149,663,000        $(1,942,000)

    * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $3,005,260)                         $5,194,947
   Receivables:
       Capital shares sold                                                                      4,060
       USAA Asset Management Company (Note 6D)                                                    123
       Dividends and interest                                                                   5,819
       Securities sold                                                                            838
       Other                                                                                       11
   Variation margin on futures contracts                                                          291
                                                                                           ----------
           Total assets                                                                     5,206,089
                                                                                           ----------
LIABILITIES
   Payables:
      Securities purchased                                                                      4,292
      Capital shares redeemed                                                                   2,023
   Accrued management fees                                                                        482
   Accrued administration and servicing fees                                                        6
   Accrued transfer agent's fees                                                                   54
   Other accrued expenses and payables                                                            102
                                                                                           ----------
          Total liabilities                                                                     6,959
                                                                                           ----------
              Net assets applicable to capital shares outstanding                          $5,199,130
                                                                                           ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                          $3,044,119
  Accumulated undistributed net investment income                                               1,557
  Accumulated net realized loss on investments and futures transactions                       (34,291)
  Net unrealized appreciation of investments and futures contracts                          2,187,745
                                                                                           ----------
              Net assets applicable to capital shares outstanding                          $5,199,130
                                                                                           ==========
  Net asset value, redemption price, and offering price per share:
      Member Shares (net assets of $2,781,476/94,370 shares outstanding)                   $    29.47
                                                                                           ==========
      Reward Shares (net assets of $2,417,654/82,011 shares outstanding)                   $    29.48
                                                                                           ==========

See accompanying notes to financial statements.

================================================================================

32  | USAA S&P 500 INDEX FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Six-month period ended June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
     Dividends                                                                                $51,712
     Interest                                                                                      11
                                                                                              -------
               Total income                                                                    51,723
                                                                                              -------
EXPENSES
     Management fees                                                                            2,570
     Administration and servicing fees:
          Member Shares                                                                           830
          Reward Shares                                                                           712
     Transfer agent's fees:
          Member Shares                                                                         1,353
          Reward Shares                                                                           101
     Custody and accounting fees:
          Member Shares                                                                            10
          Reward Shares                                                                             7
     Postage:
          Member Shares                                                                            78
          Reward Shares                                                                            11
     Shareholder reporting fees:
          Member Shares                                                                            40
          Reward Shares                                                                             3
     Trustees' fees                                                                                13
     Registration fees:
          Member Shares                                                                            65
          Reward Shares                                                                            65
     Professional fees                                                                            139
     Other                                                                                         54
                                                                                              -------
               Total expenses                                                                   6,051
     Expenses reimbursed:
          Member Shares                                                                          (394)
          Reward Shares                                                                          (388)
                                                                                              -------
               Net expenses                                                                     5,269
                                                                                              -------
NET INVESTMENT INCOME                                                                          46,454
                                                                                              -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FUTURES CONTRACTS
     Net realized gain (loss) on:
          Investments                                                                          (9,120)
          Futures transactions                                                                  5,600
     Change in net unrealized appreciation/depreciation of:
          Investments                                                                          21,912
          Futures contracts                                                                    (5,688)
                                                                                              -------
               Net realized and unrealized gain                                                12,704
                                                                                              -------
     Increase in net assets resulting from operations                                         $59,158
                                                                                              =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Six-month period ended June 30, 2015 (unaudited), and year ended December 31,
2014

--------------------------------------------------------------------------------------------------------

                                                                          6/30/2015           12/31/2014
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                 $   46,454           $   83,917
   Net realized loss on investments                                          (9,120)              (3,632)
   Net realized gain on futures transactions                                  5,600               18,765
   Change in net unrealized appreciation/depreciation of:
      Investments                                                            21,912              497,647
      Futures contracts                                                      (5,688)                (686)
                                                                         -------------------------------
      Increase in net assets resulting from operations                       59,158              596,011
                                                                         -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Member Shares                                                         (25,019)             (46,090)
      Reward Shares                                                         (22,787)             (37,554)
                                                                         -------------------------------
      Distributions to Shareholders                                         (47,806)             (83,644)
                                                                         -------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
      Member Shares                                                          12,933             (100,974)
      Reward Shares                                                         106,571              252,476
                                                                         -------------------------------
           Total net increase in net assets
               from capital share transactions                              119,504              151,502
                                                                         -------------------------------
      Capital contribution from USAA Transfer Agency
           Company (Note 6E)
           Member Shares                                                          1                    -
           Reward Shares                                                          1                    -
                                                                         -------------------------------
      Net increase in net assets                                            130,858              663,869
                                                                         -------------------------------
NET ASSETS
   Beginning of period                                                    5,068,272            4,404,403
                                                                         -------------------------------
   End of period                                                         $5,199,130           $5,068,272
                                                                         ===============================
Accumulated undistributed net investment income:
   End of period                                                         $    1,557           $    2,909
                                                                         ===============================

See accompanying notes to financial statements.

================================================================================

34  | USAA S&P 500 INDEX FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA S&P 500 Index Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund seeks to match, before fees and expenses, the performance of the stocks composing the S&P 500 Index. The S&P 500 Index emphasizes stocks of large U.S. companies. USAA Asset Management Company (the Manager), an affiliate of the Fund, has retained Northern Trust Investments, Inc. (NTI) to serve as subadviser for the Fund. NTI is responsible for investing the Fund's assets. Under normal market conditions, NTI attempts to achieve the Fund's objective by investing at least 80% of the Fund's assets in the common stocks of companies composing the S&P 500 Index.

The Fund consists of two classes of shares: Member Shares and Reward Shares. Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agency fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Reward Shares are currently offered for sale to qualified shareholders, USAA discretionary managed account program,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

and a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their net asset value (NAV) at the end of each business day.

================================================================================

36  | USAA S&P 500 INDEX FUND

================================================================================

    3. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    4. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    5.  Repurchase agreements are valued at cost.

    6. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

        systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's

================================================================================

38  | USAA S&P 500 INDEX FUND

================================================================================

    clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at June 30, 2015, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to cash flow and tracking error risk in the normal course of pursuing its investment objectives. The Fund may use stock index futures contracts in an attempt to reduce any performance discrepancies between the Fund and the S&P 500 Index. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JUNE 30, 2015*
(IN THOUSANDS)

                                            ASSET DERIVATIVES                     LIABILITY DERIVATIVES
------------------------------------------------------------------------------------------------------------
                                   STATEMENT OF                          STATEMENT OF
DERIVATIVES NOT                    ASSETS AND                            ASSETS AND
ACCOUNTED FOR AS                   LIABILITIES                           LIABILITIES
HEDGING INSTRUMENTS                LOCATION             FAIR VALUE       LOCATION                 FAIR VALUE
------------------------------------------------------------------------------------------------------------
Equity contracts                      -                     -            Net unrealized             $1,942**
                                                                         appreciation of
                                                                         investments and
                                                                         futures contracts
------------------------------------------------------------------------------------------------------------

 * For open derivative instruments as of June 30, 2015, see the Notes to Portfolio of Investments, which also is indicative of activity for the six-month period ended June 30, 2015.

** Includes cumulative appreciation (depreciation) of futures as reported on the Notes to Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2015
    (IN THOUSANDS)

                                                                                CHANGE IN
                                                                                UNREALIZED
     DERIVATIVES NOT                                     REALIZED               APPRECIATION
     ACCOUNTED FOR AS      STATEMENT OF                  GAIN ON                (DEPRECIATION)
     HEDGING INSTRUMENTS   OPERATIONS LOCATION           DERIVATIVES            ON DERIVATIVES
     ------------------------------------------------------------------------------------------
     Equity contracts      Net realized gain (loss) on     $5,600                  $(5,688)
                           futures transactions /
                           Change in net unrealized
                           appreciation/depreciation
                           of futures contracts
     ------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended June 30, 2015, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a

================================================================================

40  | USAA S&P 500 INDEX FUND

================================================================================

    variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the six-month period ended June 30, 2015, the Fund paid CAPCO facility fees of $13,000, which represents 7.3% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended June 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of December 31, 2015, in accordance with applicable tax law.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2014, the Fund had capital loss carryforwards of $2,100,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the six-month period ended June 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended June 30, 2015, was $264,760,000 and $80,944,000, respectively.

As of June 30, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of June 30, 2015, were $2,345,172,000 and $155,485,000, respectively, resulting in net unrealized appreciation of $2,189,687,000.

(5) CAPITAL SHARE TRANSACTIONS

At June 30, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

42  | USAA S&P 500 INDEX FUND

================================================================================

Capital share transactions were as follows, in thousands:

                                                       SIX-MONTH
                                                      PERIOD ENDED               YEAR ENDED
                                                     JUNE 30, 2015            DECEMBER 31, 2014
-------------------------------------------------------------------------------------------------
                                                 SHARES        AMOUNT       SHARES       AMOUNT
                                                 ------------------------------------------------
    MEMBER SHARES:
    Shares sold                                  8,848      $ 262,744        16,800     $ 462,731
    Shares issued from reinvested
     dividends                                     828         24,591         1,616        45,208
    Shares redeemed                             (9,202)      (274,402)      (21,972)     (608,913)
                                                 ------------------------------------------------
    Net increase (decrease) from
     capital share transactions                    474        $12,933        (3,556)    $(100,974)
                                                 ================================================

    REWARD SHARES:
    Shares sold                                  7,025      $ 208,998        18,030     $ 501,244
    Shares issued from
     reinvested dividends                          735         21,858         1,283        35,956
    Shares redeemed                             (4,164)      (124,285)      (10,331)     (284,724)
                                                 ------------------------------------------------
    Net increase from capital
     share transactions                          3,596      $ 106,571         8,982     $ 252,476
                                                 ================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to a Management Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets.

    The Manager monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadviser(s). The allocation for each subadviser could range from 0% to 100% of the Fund's assets, and the Manager could change the allocations without shareholder approval.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    The investment management fee for the Fund is accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the six-month period ended June 30, 2015, the Fund incurred management fees, paid or payable to the Manager, of $2,570,000.

B. SUBADVISORY ARRANGEMENT(S) - The Manager has entered into an Investment Subadvisory Agreement with NTI, under which NTI directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays NTI a subadvisory fee in an annual amount of 0.02% of the Fund's average daily net assets on amounts up to $1.5 billion; 0.01% of the Fund's average daily net assets for the next $1.5 billion; and 0.005% of the Fund's average daily net assets that exceed $3 billion. For the six-month period ended June 30, 2015, the Manager incurred subadvisory fees with respect to the Fund, paid or payable to NTI, of $276,000.

    NTI has agreed to remit to the Fund all subadvisory fees earned on Fund assets invested in any of NTI's affiliated money market funds. For the six-month period ended June 30, 2015, NTI remitted $2,000 to the Fund for the investments in the Northern Institutional Funds Money Market Portfolios.

    NTI is a direct subsidiary of The Northern Trust Company, the Fund's custodian and accounting agent.

C. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.06% of the Fund's average net assets for the fiscal year. For the six-month period ended June 30, 2015, the Member Shares and Reward Shares incurred administration and servicing fees, paid or payable to the Manager, of $830,000 and $712,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended June 30, 2015, the Fund reimbursed the Manager $64,000 for these compliance and legal services.

================================================================================

44  | USAA S&P 500 INDEX FUND

================================================================================

    These expenses are included in the professional fees on the Fund's Statement of Operations.

D. EXPENSE LIMITATION - The Manager agreed, through May 1, 2016, to limit the total annual operating expenses of the Member Shares and the Reward Shares to 0.25% and 0.15%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through May 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended June 30, 2015, the Fund incurred reimbursable expenses from the Manager for the Member Shares and the Reward Shares of $394,000 and $388,000, respectively, of which $123,000 in total was receivable from the Manager.

    In addition, NTI has contractually agreed to reimburse the Fund for all license fees paid by the Fund to Standard & Poor's, in amounts not exceeding the annual rate of 0.001% of the average daily net assets of the Fund. For the six-month period ended June 30, 2015, the Fund incurred reimbursable expenses from NTI for the Member Shares and the Reward Shares of $17,000 and $14,000, respectively.

E.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $20 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended June 30, 2015, the Fund incurred transfer agent's fees, paid or payable to SAS for the Member Shares and Reward Shares, of $1,353,000 and $101,000, respectively. Additionally, the Member Shares and Reward Shares each recorded a capital contribution from SAS of $1,000 at June 30, 2015, for adjustments related to corrections to certain shareholder transactions.

F. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    a continuing best-efforts basis and receives no commissions or fees for this service.

G. ACCOUNT MAINTENANCE FEE - SAS assesses a $10 annual account maintenance fee to allocate part of the fixed cost of maintaining shareholder accounts. This fee is charged directly to the shareholders' accounts and does not impact the Fund. The fee is waived on accounts with balances of $10,000 or more.

(7) TRANSACTIONS WITH AFFILIATES

The Fund's Reward Shares is one of 18 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of June 30, 2015, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                OWNERSHIP %
-------------------------------------------------------------------------------
USAA Cornerstone Conservative                                           0.0*
USAA Cornerstone Equity                                                 0.0*
USAA Target Retirement Income                                           0.0*
USAA Target Retirement 2020                                             0.0*
USAA Target Retirement 2030                                             0.0*
USAA Target Retirement 2040                                             0.1
USAA Target Retirement 2050                                             0.0*
USAA Target Retirement 2060                                             0.0*

*Represents less than 0.1%

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

46  | USAA S&P 500 INDEX FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - MEMBER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:


                                 SIX-MONTH
                                PERIOD ENDED
                                   JUNE 30,                      YEAR ENDED DECEMBER 31,
                              --------------------------------------------------------------------------------
                                    2015         2014          2013         2012         2011             2010
                              --------------------------------------------------------------------------------
Net asset value at
 beginning of period          $    29.41   $    26.39    $    20.34   $    18.83   $    18.86       $    16.71
                              --------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income               .26          .49           .44          .41          .39              .30
 Net realized and
  unrealized gain (loss)             .07         3.01          6.02         2.54         (.05)            2.15
                              --------------------------------------------------------------------------------
Total from investment
 operations                          .33         3.50          6.46         2.95          .34             2.45
                              --------------------------------------------------------------------------------
Less distributions from:
 Net investment income              (.27)        (.48)         (.41)        (.43)        (.37)            (.30)
 Realized capital gains                -            -             -        (1.01)           -                -
                              --------------------------------------------------------------------------------
Total distributions                 (.27)        (.48)         (.41)       (1.44)        (.37)            (.30)
                              --------------------------------------------------------------------------------
Net asset value at end
 of period                    $    29.47   $    29.41    $    26.39   $    20.34   $    18.83       $    18.86
                              ================================================================================
Total return (%)*                   1.10        13.38         32.03        15.75         1.82            14.81
Net assets at end of
 period (000)                 $2,781,476   $2,761,616    $2,571,828   $2,116,203   $1,967,983       $2,021,901
Ratios to average
 net assets:**
 Expenses (%)(a)                     .25(b)       .25           .25          .25          .25              .25
 Expenses, excluding
  reimbursements (%)(a)              .28(b)       .28           .30          .32          .33              .36
 Net investment
  income (%)                        1.75(b)      1.76          1.85         2.06         2.03             1.75
Portfolio turnover (%)                 2            3             3            4            3                4

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period; does not reflect $10 annual account maintenance fee. Includes adjustments in accordance with U.S.
    generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2015, average net assets were
    $2,806,577,000.
(a) Reflects total annual operating expenses of the Member Shares before reductions of any expenses paid indirectly. The Member Shares' expenses paid indirectly decreased the expense ratios as follows:
                                       -            -          (.00%)(+)    (.00%)(+)    (.00%)(+)        (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - REWARD SHARES

Per share operating performance for a share outstanding throughout each period is as follows:


                                 SIX-MONTH
                                PERIOD ENDED
                                   JUNE 30,                      YEAR ENDED DECEMBER 31,
                              --------------------------------------------------------------------------------
                                    2015         2014          2013         2012         2011             2010
                              --------------------------------------------------------------------------------
Net asset value at
 beginning of period          $    29.42   $    26.39    $    20.34   $    18.83   $    18.86       $    16.71
                              --------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income               .27          .51           .45          .43          .40              .33
 Net realized and
  unrealized gain (loss)             .07         3.03          6.04         2.54         (.04)            2.15
                              --------------------------------------------------------------------------------
Total from investment
 operations                          .34         3.54          6.49         2.97          .36             2.48
                              --------------------------------------------------------------------------------
Less distributions from:
 Net investment income              (.28)        (.51)         (.44)        (.45)        (.39)            (.33)
 Realized capital gains                -            -             -        (1.01)           -                -
                              --------------------------------------------------------------------------------
Total distributions                 (.28)        (.51)         (.44)       (1.46)        (.39)            (.33)
                              --------------------------------------------------------------------------------
Net asset value at end
 of period                    $    29.48   $    29.42    $    26.39   $    20.34   $    18.83       $    18.86
                              ================================================================================
Total return (%)*                   1.15        13.53         32.16        15.86         1.96            14.99
Net assets at end of
 period (000)                 $2,417,654   $2,306,656    $1,832,575   $1,173,588   $1,316,754       $1,159,476
Ratios to average
 net assets:**
 Expenses (%)(a)                     .15(c)       .15           .15          .15          .13(b)           .09
 Expenses, excluding
  reimbursements (%)(a)              .18(c)       .18           .20          .27          .24              .24
 Net investment
  income (%)                        1.85(c)      1.86          1.95         2.15         2.14             1.92
Portfolio turnover (%)                 2            3             3            4            3                4

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2015, average net assets were $2,405,545,000.

(a) Reflects total annual operating expenses of the Reward Shares before reductions of any expenses paid indirectly. The Reward Shares' expenses paid indirectly decreased the expense ratios as follows:
                                       -            -          (.00%)(+)    (.00%)(+)    (.00%)(+)        (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(b) Effective May 1, 2011, the Manager voluntarily agreed to reimburse the
    Reward Shares for expenses in excess of 0.15% of their annual average net assets. Prior to May 1, 2011, the Manager voluntarily agreed to reimburse the Reward Shares for expenses in excess of 0.09% of their annual average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

48  | USAA S&P 500 INDEX FUND

================================================================================

EXPENSE EXAMPLE

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as account maintenance fees, wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2015, through June 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Actual expenses in the table on the next page do not reflect the effect of the annual $10.00 account maintenance fee that is assessed on accounts with balances of less than $10,000, at a rate of $2.50 per quarter. To include the effect of this fee on the expenses that you paid, add $5.00 ($2.50 for two quarters) to your calculated estimated expenses. If you are currently assessed this fee, your ending account value reflects the quarterly deduction from your account.

================================================================================

                                                           EXPENSE EXAMPLE |  49

================================================================================

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as account maintenance fees, wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                            BEGINNING               ENDING             DURING PERIOD*
                                          ACCOUNT VALUE         ACCOUNT VALUE         JANUARY 1, 2015 -
                                         JANUARY 1, 2015        JUNE 30, 2015          JUNE 30, 2015
                                         ---------------------------------------------------------------
MEMBER SHARES
Actual                                     $1,000.00             $1,011.00                 $1.25

Hypothetical
(5% return before expenses)                 1,000.00              1,023.55                  1.25

REWARD SHARES
Actual                                      1,000.00              1,011.50                  0.75

Hypothetical
(5% return before expenses)                 1,000.00              1,024.05                  0.75

*Expenses are equal to the Fund's annualized expense ratio of 0.25% for Member
 Shares and 0.15% for Reward Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 1.10% for Member Shares and 1.15% for Reward Shares for the six-month period of January 1, 2015, through June 30, 2015.

================================================================================

50  | USAA S&P 500 INDEX FUND

================================================================================

ADVISORY AGREEMENT(S)

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Management Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreement between the Manager and the Subadviser with respect to the Fund. In advance of the meeting, the Trustees received and considered a variety of information relating to the Management Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Management Agreement and the Subadvisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Management Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Management Agreement and Subadvisory Agreement included certain information previously received at such meetings.

MANAGEMENT AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Management Agreement. In approving the Management Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Management Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Management Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Management Agreement. The Board

================================================================================

52  | USAA S&P 500 INDEX FUND

================================================================================

considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Management Agreement. In reviewing the Management Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Management Agreement, the Board evaluated the advisory fees and total expense ratios of each of the Member Shares and Reward Shares classes of the Fund as compared to other open-end investment companies deemed to be comparable to each class of the Fund as determined by the independent third party in its report. The expenses of each class of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the class of the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any reimbursements - was below the median of its expense group and its expense universe for the Member Shares and for the Reward Shares. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its expense group and its expense universe for the Member Shares and for the Reward Shares. The Trustees also took into account the Manager's current undertakings to maintain expense limitations for the Fund. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the high level of correlation between the S&P 500 Index and the Fund and the relatively low tracking error between the Fund and the S&P 500 Index, and noted that it reviews such information on a quarterly basis. The Board also noted the level and method of computing the management fee. The Trustees also took into account that the subadvisory fees under the Subadvisory Agreement are paid by the Manager. The Board also considered and discussed information about the Subadviser's fees, including the amount of management fees retained by the Manager after payment of the subadvisory fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Management Agreement, including, among other information, a comparison of the average annual total returns of each class of the Fund with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The performance universe of each class of the Fund consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the performance of the Fund's Member Shares and Reward Shares was above the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2014. The Board also noted that the percentile performance ranking of the Fund's Member Shares was in

================================================================================

54  | USAA S&P 500 INDEX FUND

================================================================================

the top 40% of its performance universe for the one-year period ended December 31, 2014, and was in the top 35% of its performance universe for the three- and five-year periods ended December 31, 2014, and that the percentile performance ranking for the Fund's Reward Shares was in the top 15% of its performance universe for the one- and five-year periods ended December 31, 2014, and was in the top 20% of its performance universe for the three-year period ended December 31, 2014.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the level of management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager reimbursed a portion of its management fees to the Fund and also pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be able to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the fee waivers and expense reimbursements arrangements by the Manager and noted the fact that the Manager pays the subadvisory fee. The Board also considered the effects of each class's growth and size on the class's

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Management Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Management Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability, if any, from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Management Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

================================================================================

56  | USAA S&P 500 INDEX FUND

================================================================================

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL - The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board noted that the Subadviser and its affiliates also provide accounting and custody services to the Fund at no additional charge. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees considered, based on the materials provided to them, whether the method of compensating portfolio managers is reasonable and includes mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted the Subadviser's brokerage practices. The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION - The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under the Subadvisory Agreement were paid by the Manager and that the Subadviser had agreed to reimburse the Fund for license fees paid to Standard & Poor's. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of the Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in the Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

the Board noted that the Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE - The Board noted that the Subadviser reported that the subadvisory fees that the Subadviser charges the Fund are unique due to the type of fund and could not be compared to the fees that the Subadviser charges to other clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance with respect to each class during the one-, three-, and five-year periods ended December 31, 2014, as compared to the Fund's peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's experience and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser.

CONCLUSIONS - The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on its conclusions, the Board determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

58  | USAA S&P 500 INDEX FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        The Northern Trust Company
ACCOUNTING AGENT                     50 S. LaSalle St.
                                     Chicago, Illinois 60603
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
       USAA        We know what it means to serve.(R)              10%

   =============================================================================
   28651-0815                                (C)2015, USAA. All rights reserved.

  [LOGO OF USAA]
   USAA(R)

                                       [GRAPHIC OF USAA TARGET RETIREMENT FUNDS]

 ===============================================

     SEMIANNUAL REPORT
     USAA TARGET RETIREMENT FUNDS
     JUNE 30, 2015

===============================================

           TARGET RETIREMENT INCOME FUND

           TARGET RETIREMENT 2020 FUND

           TARGET RETIREMENT 2030 FUND

           TARGET RETIREMENT 2040 FUND

           TARGET RETIREMENT 2050 FUND

           TARGET RETIREMENT 2060 FUND

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"MANY OF US LIKE TO BROADEN OUR HORIZONS
DURING THE SUMMER MONTHS, EXPLORING AND             [PHOTO OF BROOKS ENGLEHARDT]
TRAVELING WITH FAMILY AND FRIENDS. WHY NOT
EXPAND OUR INVESTMENT HORIZONS AS WELL?"

--------------------------------------------------------------------------------

AUGUST 2015

When the six-month reporting period began in January 2015, we were seeing investors move away from U.S. equities toward other international developed markets. This trend, which gained momentum during the spring of 2015, was unexpected by many market watchers. At the beginning of 2015, the U.S. stock market was the global leader, continuing a six-year bull run, even though the Federal Reserve (the Fed) had ended its Quantitative Easing (QE) asset purchase program in October 2014. Market leadership shifted after the Fed announced that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies with global central banks taking a different approach from the Fed by cutting interest rates and increasing stimulus measures in an attempt to boost sluggish economies.

Then, as the reporting period came to a close in June 2015, global markets grew increasingly volatile, as the European Union's long-term structural problems (such as the debt crisis in Greece) re-emerged and investors witnessed a steep decline in Chinese stocks. Market momentum shifted, with European stocks falling sharply. Many other global stock markets also dropped. Although U.S. stocks declined, they held up better overall. These conditions persisted into early July 2015, and continue at the time of this writing.

Meanwhile, U.S. interest rates rose during the reporting period. Many market participants had expected higher interest rates after the Fed started tapering QE in 2014. However, as USAA Investments anticipated, interest rates fell instead, and continued to fall through most of 2014 and into January 2015. Interest rates started to climb thereafter, falling briefly during the spring of 2015 as the Fed pushed back expectations on the timing of an interest rate increase. Interest rates finished the reporting period slightly above where they began. Some observers have speculated that the Fed might raise the federal funds target rate sometime during 2015, while others have suggested that an interest rate hike would not come until early 2016.

The events that occurred during the reporting period are a helpful reminder that short-term events can unexpectedly affect the financial markets at any given time. That's why we believe a long-term perspective is essential to effective investing, an opinion underlined by the dramatic headlines near the end of the reporting period--the breakdown in negotiations between Greece and its creditors,

================================================================================

================================================================================

China's slowing economic growth plus the decline in its stock market, and the likelihood that Puerto Rico will default on $72 billion of its municipal debt. We expect these events will likely continue influencing the investment environment in the months ahead. Shareholders should try to ignore the "noise," which is meant to elicit an emotional reaction, and focus instead on information that can provide the long-term perspective they need to manage their investments.

At the end of the reporting period, USAA Investments has a favorable view of the international developed markets, and in particular, Europe, which appears to be benefiting from aggressive monetary stimulus from the European Central Bank.
Our positive outlook, however, is based primarily on bottom-up fundamental analysis. More specifically, we believe European companies may be better positioned to experience higher earnings growth than U.S. companies over the next two years. As for U.S. stocks, we currently consider them fairly valued, if not overvalued. In addition, while we like emerging markets stocks for the long run, we believe they will be challenged in the near term by the continued strength of the U.S. dollar and lower commodity prices.

Given the market shifts during the reporting period, it may be a good time to consider rebalancing your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. You also may want to review your investment plan and to consider the diversification of your investments. Many of us like to broaden our horizons during the summer months, exploring and traveling with family and friends. Why not expand our investment horizons as well? At the same time, we must always make sure our investment plan matches our goals, risk tolerance, and time horizon. Please do not hesitate to call one of our financial advisors if you would like assistance.

From all of us at USAA Investments, we wish you a pleasant summer and hope you find time to relax and have fun. While you enjoy the long summer days, rest assured our team of portfolio managers will continue working hard on your behalf. Thank you for allowing us to serve your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.
o Rebalancing does not protect against losses or guarantee that an investor's goal will be met. o Diversification is a technique to help reduce risk. There is no absolute guarantee that diversification will protect against a loss of income. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUNDS' OBJECTIVE                                                               1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            7

FINANCIAL INFORMATION

    Portfolios of Investments                                                 25

    Notes to Portfolios of Investments                                        37

    Financial Statements                                                      38

    Notes to Financial Statements                                             46

EXPENSE EXAMPLE                                                               66

ADVISORY AGREEMENT(S)                                                         69

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUNDS, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUNDS.

(C)2015, USAA. All rights reserved.
208368-0815

================================================================================

================================================================================

FUNDS' OBJECTIVE

EACH USAA TARGET RETIREMENT FUND PROVIDES CAPITAL APPRECIATION AND CURRENT INCOME CONSISTENT WITH ITS CURRENT INVESTMENT ALLOCATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

EACH TARGET RETIREMENT FUND INVESTS IN A SELECTION OF USAA MUTUAL FUNDS (UNDERLYING USAA FUNDS) IN A MANNER CONSISTENT WITH ITS CURRENT ASSET ALLOCATION.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                           FUNDS' OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUNDS

--------------------------------------------------------------------------------

      [PHOTO OF JOHN P. TOOHEY]                        [PHOTO OF WASIF A. LATIF]
      JOHN P. TOOHEY, CFA                              WASIF A. LATIF
      USAA Asset                                       USAA Asset
      Management Company                               Management Company

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The U.S. economy continued to grow at a modest pace, led by strength in housing prices, rising wages, and improving consumer confidence. The economic outlook in Europe and Japan also showed signs of a continued recovery, likely due in part to the highly accommodative monetary policies of their respective central banks. These factors generally provided a tailwind for global equities, fueling modest gains for U.S. stocks, international equities, and the emerging markets. The developed international markets delivered the strongest performance, closing with mid-single digit returns even with the adverse impact of weak currency performance taken into account. The global markets finished the reporting period off from their highs, due to concerns about the re-emergence of the Greek debt crisis, along with the growing likelihood that the Federal Reserve (the Fed) would raise interest rates before year-end, which fueled a sell-off in stocks during the final two weeks of the reporting period.

    The prospect of tighter Fed policy also negatively affected bond market performance, causing the investment-grade Barclays U.S. Aggregate Bond
    Index to finish the first half of 2015 in the red. Fed policy remains dependent on incoming economic data, and the pace of rate increases is likely to be gradual once they begin. Investors nevertheless had to recalibrate their expectations for the interest rate increases, a shift that pressured results for rate-sensitive market segments such as corporate

================================================================================

2  | USAA TARGET RETIREMENT FUNDS

================================================================================

    bonds and longer-term debt. However, high yield bonds - which were supported by favorable credit conditions, low defaults, and continued investor demand for income - delivered a positive return and outperformed the investment-grade market by a comfortable margin.

o HOW DID THE TARGET RETIREMENT FUNDS (THE FUNDS) PERFORM DURING THE REPORTING PERIOD?

    The total returns for the S&P 500 Index(R) and Barclays U.S. Aggregate Bond Index, the benchmarks of the Funds, were 1.23% and -0.10%, respectively. The total returns during the reporting period for each of the Funds are shown below, along with the return of the relevant Lipper Mixed-Asset Target Allocation Funds Index:

                                                         USAA FUND   LIPPER INDEX
    USAA Target Retirement Income Fund                      0.87%        0.90%
    USAA Target Retirement 2020 Fund                        1.19%        1.63%
    USAA Target Retirement 2030 Fund                        1.61%        2.23%
    USAA Target Retirement 2040 Fund                        2.02%        2.62%
    USAA Target Retirement 2050 Fund                        2.26%        2.78%
    USAA Target Retirement 2060 Fund                        2.38%        2.72%

    USAA Asset Management Company is the Funds' investment adviser. The investment adviser provides day-to-day discretionary management for each Fund's assets.

o   WHAT FACTORS HELPED AND HURT THE FUNDS' PERFORMANCE?

    The difference in the returns of the various Funds reflects their unique asset allocations: the further away the target retirement date, the higher each Fund's weighting in equities. We structure the Funds in this way because longer-term investors have a higher capacity to withstand short-term volatility and more time to benefit from the

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                          MANAGERS' COMMENTARY ON THE FUNDS |  3

================================================================================

    superior longer-term return potential of the stock market. At a time in which stocks outperform bonds, as was the case during the reporting period, the longer-dated Funds typically have higher returns.

    While the Funds have underperformed their respective peer groups during the reporting period, it's important to keep in mind that our primary goal is to provide strong risk-adjusted returns over the longer term. We strive to achieve this using a diversified, value-focused strategy that seeks to capitalize on the most compelling opportunities in the global financial markets.

    Consistent with that approach the Funds have had a long-standing overweight position in the international markets. Although this position had mixed results in 2014, it added substantial value during the reporting period due to the strong performance of developed market international stocks. The Funds' allocation to the emerging markets also finished the reporting period with a positive return.

    We continue to believe an overweight position in international equities is the appropriate positioning. We believe the European markets stand to benefit from improving gross domestic product growth, the benefits of a weaker currency, and the European Central Bank's (ECB) large-scale monetary stimulus program. Despite these potential positives, valuations in Europe remain below those of the United States even though earnings growth in Europe is expected to be much higher than in the United States over the next two years. Japanese stocks also represent a potentially attractive long-term investment opportunity due to the combination of monetary easing and an improving corporate earnings outlook in the country. In addition, we continue to favor the emerging markets' long-term outlook due to their inexpensive valuations and potential for stronger growth relative to the developed economies.

    The Funds' domestic equity allocation also delivered a gain during the first half of 2015. In a reflection of the favorable investor sentiment that pervaded the market for the majority of the reporting period, our allocations to aggressive growth, growth, and small-cap stocks delivered the strongest returns. We continue to tilt our domestic equity position

================================================================================

4  | USAA TARGET RETIREMENT FUNDS

================================================================================

    toward larger companies, as we believe they offer more attractive relative valuations than small-cap stocks.

    The Funds' allocation to the USAA Precious Metals and Minerals Fund and the USAA Real Return Fund (which seeks to deliver returns in excess of the inflation rate over the long term) detracted from performance. Inflation-sensitive assets came under pressure due to the combination of U.S. dollar strength, the prospect of higher interest rates, and the low level of global inflation. From a longer-term standpoint, however, we think the risks of inflation are rising due to the unprecedented amount of stimulus being pumped into the global financial system by central banks around the world. We, therefore, believe an allocation to gold stocks and other inflation-sensitive assets remains a key element of diversification.

    The Funds' investment-grade bond allocation, which is diversified among funds that provide exposure to ultra-short and short-term bonds, intermediate-term issues, and the broader fixed-income market, respectively, detracted from performance during the reporting period. As would be expected, the weakness in bonds had the largest impact on the Funds with the closest target dates. Although the bond market faced headwinds during the final two months of the reporting period, we believe bonds provide a measure of stability to the Funds, particularly in the shorter-dated portfolios. On the plus side, our six-month results were aided by our allocation to high-yield bonds, which generated a gain in a time characterized by positive economic growth and low defaults.

    Although the U.S. equity and fixed-income markets have both produced robust performance in recent years, investors should to take care not to anticipate these gains too far ahead into the future. U.S. stock market valuations are currently above the historical norms, particularly with respects to small-cap stocks, which argues for a lower-return environment in years to come. At the same time, investment-grade bond yields are so low that the potential for additional price appreciation appears relatively limited.

    With this as the backdrop, we believe our approach of diversifying across multiple asset classes and geographies can add value for our investors. We continue to use fundamentals and valuations as the basis for determining

================================================================================

                                          MANAGERS' COMMENTARY ON THE FUNDS |  5

================================================================================

    optimal portfolio asset allocations, and we seek to construct portfolios that can capitalize on a wide range of potential outcomes regarding global growth, central bank policy, and inflation. We believe this approach - rather than one that seeks to ride momentum in outperforming asset classes - is appropriate for an environment likely to be characterized by higher volatility and lower expected returns.

    Thank you for allowing us to help you with your investment needs.

THE RISKS OF THE TARGET RETIREMENT FUNDS REFLECT THE RISKS OF THE UNDERLYING FUNDS IN WHICH THE FUNDS INVEST. THE TARGET DATE IS THE APPROXIMATE DATE WHEN INVESTORS PLAN TO START WITHDRAWING THEIR MONEY FOR RETIREMENT PURPOSES. IN GENERAL, THE TARGET RETIREMENT FUNDS' INVESTMENT PROGRAM ASSUMES FUNDS WILL START BEING WITHDRAWN FOR RETIREMENT PURPOSES AT AGE 65. THE PRINCIPAL VALUE OF THE TARGET RETIREMENT FUNDS IS NOT GUARANTEED AT ANY TIME, INCLUDING AT THE TARGET DATE. THE FUNDS' OBJECTIVES DO NOT CHANGE OVER TIME. O FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. EMERGING MARKET COUNTRIES ARE MOST VOLATILE. EMERGING MARKET COUNTRIES ARE LESS DIVERSE AND MATURE THAN OTHER COUNTRIES AND TEND TO BE POLITICALLY LESS STABLE. O GOLD IS A VOLATILE ASSET CLASS AND IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATION, MARKET LIQUIDITY, POLITICAL INSTABILITY AND INCREASED PRICE VOLATILITY. IT MAY BE MORE VOLATILE THAN OTHER ASSET CLASSES THAT DIVERSIFY ACROSS MANY INDUSTRIES AND COMPANIES. O DIVERSIFICATION IS A TECHNIQUE TO HELP REDUCE RISK. THERE IS NO ABSOLUTE GUARANTEE THAT DIVERSIFICATION WILL PROTECT AGAINST A LOSS OF INCOME. O THE REAL RETURN FUND MAY BE SUBJECT TO STOCK MARKET RISK AND IS NON-DIVERSIFIED WHICH MEANS THAT IT MAY INVEST A GREATER PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. INDIVIDUAL STOCKS WILL FLUCTUATE IN RESPONSE TO THE ACTIVITIES OF INDIVIDUAL COMPANIES, GENERAL MARKET, AND ECONOMIC CONDITIONS DOMESTICALLY AND ABROAD. WHEN REDEEMED OR SOLD, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. O NON-INVESTMENT-GRADE SECURITIES ARE CONSIDERED SPECULATIVE AND ARE SUBJECT TO SIGNIFICANT CREDIT RISK. THEY ARE SOMETIMES REFERRED TO AS "JUNK" BONDS SINCE THEY REPRESENT A GREATER RISK OF DEFAULT THAN MORE CREDITWORTHY INVESTMENT-GRADE SECURITIES.

================================================================================

6  | USAA TARGET RETIREMENT FUNDS

================================================================================

INVESTMENT OVERVIEW

USAA TARGET RETIREMENT INCOME FUND (THE FUND)
(Ticker Symbol: URINX)


--------------------------------------------------------------------------------
                                       6/30/15                     12/31/14
--------------------------------------------------------------------------------

Net Assets                         $359.3 Million               $367.3 Million
Net Asset Value Per Share              $11.82                       $11.82


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/15
--------------------------------------------------------------------------------
  12/31/2014 - 6/30/2015*     1 YEAR     5 YEAR         SINCE INCEPTION 7/31/08

            0.87%             0.01%      6.14%                  5.78%


--------------------------------------------------------------------------------
                           EXPENSE RATIO AS OF 12/31/14**
--------------------------------------------------------------------------------

                                         0.72%


                (Including acquired fund fees and expenses of 0.67%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                                            USAA TARGET           BARCLAYS U.S.
                                            RETIREMENT             AGGREGATE
                     S&P 500 INDEX          INCOME FUND           BOND INDEX
 7/31/2008            $10,000.00            $10,000.00            $10,000.00
 8/31/2008             10,144.65             10,000.00             10,094.91
 9/30/2008              9,240.68              9,580.62              9,959.32
10/31/2008              7,688.73              8,617.54              9,724.23
11/30/2008              7,137.03              8,416.90             10,040.76
12/31/2008              7,212.97              8,598.81             10,415.37
 1/31/2009              6,605.01              8,303.36             10,323.47
 2/28/2009              5,901.73              7,997.71             10,284.50
 3/31/2009              6,418.69              8,347.98             10,427.47
 4/30/2009              7,033.02              8,768.46             10,477.33
 5/31/2009              7,426.40              9,301.74             10,553.32
 6/30/2009              7,441.13              9,397.12             10,613.35
 7/31/2009              8,003.95              9,852.49             10,784.54
 8/31/2009              8,292.93             10,090.52             10,896.20
 9/30/2009              8,602.38             10,395.82             11,010.66
10/31/2009              8,442.58             10,427.13             11,065.03
11/30/2009              8,948.99             10,677.64             11,208.28
12/31/2009              9,121.85             10,752.00             11,033.08
 1/31/2010              8,793.70             10,773.15             11,201.62
 2/28/2010              9,066.10             10,889.44             11,243.45
 3/31/2010              9,613.20             11,150.65             11,229.63
 4/30/2010              9,764.97             11,299.60             11,346.52
 5/31/2010              8,985.23             11,001.69             11,442.00
 6/30/2010              8,514.87             10,949.60             11,621.43
 7/31/2010              9,111.44             11,282.06             11,745.42
 8/31/2010              8,700.12             11,239.16             11,896.55
 9/30/2010              9,476.55             11,658.40             11,909.23
10/31/2010              9,837.13             11,852.89             11,951.63
11/30/2010              9,838.39             11,809.67             11,882.94
12/31/2010             10,495.91             12,004.53             11,754.80
 1/31/2011             10,744.67             12,070.13             11,768.48
 2/28/2011             11,112.78             12,223.19             11,797.92
 3/31/2011             11,117.20             12,293.52             11,804.44
 4/30/2011             11,446.44             12,557.66             11,954.28
 5/31/2011             11,316.87             12,568.67             12,110.29
 6/30/2011             11,128.23             12,470.03             12,074.83
 7/31/2011             10,901.94             12,492.18             12,266.44
 8/31/2011             10,309.72             12,237.46             12,445.65
 9/30/2011              9,584.96             11,838.36             12,536.18
10/31/2011             10,632.53             12,295.83             12,549.65
11/30/2011             10,609.03             12,240.04             12,538.76
12/31/2011             10,717.55             12,240.64             12,676.57
 1/31/2012             11,197.87             12,591.02             12,787.88
 2/29/2012             11,682.08             12,783.16             12,784.95
 3/31/2012             12,066.53             12,806.95             12,714.90
 4/30/2012             11,990.79             12,806.95             12,855.86
 5/31/2012             11,270.14             12,500.40             12,972.18
 6/30/2012             11,734.49             12,686.14             12,977.27
 7/31/2012             11,897.47             12,811.86             13,156.26
 8/31/2012             12,165.44             12,994.72             13,164.86
 9/30/2012             12,479.81             13,224.59             13,182.98
10/31/2012             12,249.38             13,247.59             13,208.91
11/30/2012             12,320.44             13,293.59             13,229.75
12/31/2012             12,432.74             13,401.94             13,210.92
 1/31/2013             13,076.69             13,530.13             13,118.52
 2/28/2013             13,254.21             13,565.10             13,184.27
 3/31/2013             13,751.28             13,679.35             13,194.80
 4/30/2013             14,016.22             13,749.56             13,328.31
 5/31/2013             14,344.09             13,702.76             13,090.51
 6/30/2013             14,151.46             13,374.93             12,888.02
 7/31/2013             14,871.55             13,645.73             12,905.64
 8/31/2013             14,440.85             13,516.22             12,839.67
 9/30/2013             14,893.70             13,770.69             12,961.22
10/31/2013             15,578.33             13,995.66             13,066.01
11/30/2013             16,053.07             14,078.55             13,017.09
12/31/2013             16,459.47             14,150.14             12,943.53
 1/31/2014             15,890.40             14,054.53             13,134.78
 2/28/2014             16,617.28             14,329.40             13,204.61
 3/31/2014             16,756.96             14,368.08             13,182.12
 4/30/2014             16,880.83             14,440.47             13,293.36
 5/31/2014             17,277.09             14,609.36             13,444.71
 6/30/2014             17,633.99             14,751.31             13,451.66
 7/31/2014             17,390.80             14,630.00             13,417.92
 8/31/2014             18,086.53             14,811.96             13,566.04
 9/30/2014             17,832.89             14,575.77             13,473.93
10/31/2014             18,268.46             14,648.95             13,606.37
11/30/2014             18,759.78             14,770.92             13,702.90
12/31/2014             18,712.52             14,625.46             13,715.75
 1/31/2015             18,150.79             14,625.46             14,003.34
 2/28/2015             19,193.94             14,897.67             13,871.69
 3/31/2015             18,890.40             14,815.37             13,936.08
 4/30/2015             19,071.62             14,939.56             13,886.08
 5/31/2015             19,316.87             14,964.40             13,852.63
 6/30/2015             18,942.93             14,752.35             13,701.57

                                   [END CHART]

                  Data since Fund inception 7/31/08 to 6/30/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement Income Fund to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded U.S. stocks.

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

8  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2020 FUND (THE FUND)
(Ticker Symbol: URTNX)


--------------------------------------------------------------------------------
                                        6/30/15                     12/31/14
--------------------------------------------------------------------------------

Net Assets                           $632.4 Million              $650.4 Million
Net Asset Value Per Share               $12.71                      $12.56


--------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/15
--------------------------------------------------------------------------------
12/31/2014 - 6/30/2015*    YEAR            5 YEAR        SINCE INCEPTION 7/31/08

         1.19%             0.02%            7.54%                6.81%


--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 12/31/14**
--------------------------------------------------------------------------------

                                     0.75%


            (Including acquired fund fees and expenses of 0.72%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                                            USAA TARGET          BARCLAYS U.S.
                                             RETIREMENT            AGGREGATE
                     S&P 500 INDEX           2020 FUND            BOND INDEX
 7/31/2008            $10,000.00            $10,000.00            $10,000.00
 8/31/2008             10,144.65             10,000.00             10,094.91
 9/30/2008              9,240.68              9,490.00              9,959.32
10/31/2008              7,688.73              8,360.00              9,724.23
11/30/2008              7,137.03              8,210.00             10,040.76
12/31/2008              7,212.97              8,505.09             10,415.37
 1/31/2009              6,605.01              8,077.29             10,323.47
 2/28/2009              5,901.73              7,618.93             10,284.50
 3/31/2009              6,418.69              8,067.10             10,427.47
 4/30/2009              7,033.02              8,637.50             10,477.33
 5/31/2009              7,426.40              9,228.27             10,553.32
 6/30/2009              7,441.13              9,309.76             10,613.35
 7/31/2009              8,003.95              9,849.60             10,784.54
 8/31/2009              8,292.93             10,094.06             10,896.20
 9/30/2009              8,602.38             10,470.93             11,010.66
10/31/2009              8,442.58             10,470.93             11,065.03
11/30/2009              8,948.99             10,776.50             11,208.28
12/31/2009              9,121.85             10,896.68             11,033.08
 1/31/2010              8,793.70             10,844.19             11,201.62
 2/28/2010              9,066.10             10,991.16             11,243.45
 3/31/2010              9,613.20             11,337.59             11,229.63
 4/30/2010              9,764.97             11,516.05             11,346.52
 5/31/2010              8,985.23             11,075.14             11,442.00
 6/30/2010              8,514.87             10,970.17             11,621.43
 7/31/2010              9,111.44             11,379.58             11,745.42
 8/31/2010              8,700.12             11,274.60             11,896.55
 9/30/2010              9,476.55             11,820.48             11,909.23
10/31/2010              9,837.13             12,072.43             11,951.63
11/30/2010              9,838.39             12,019.94             11,882.94
12/31/2010             10,495.91             12,343.67             11,754.80
 1/31/2011             10,744.67             12,419.27             11,768.48
 2/28/2011             11,112.78             12,624.46             11,797.92
 3/31/2011             11,117.20             12,710.85             11,804.44
 4/30/2011             11,446.44             13,034.83             11,954.28
 5/31/2011             11,316.87             12,991.64             12,110.29
 6/30/2011             11,128.23             12,872.84             12,074.83
 7/31/2011             10,901.94             12,851.24             12,266.44
 8/31/2011             10,309.72             12,440.87             12,445.65
 9/30/2011              9,584.96             11,836.10             12,536.18
10/31/2011             10,632.53             12,516.46             12,549.65
11/30/2011             10,609.03             12,419.27             12,538.76
12/31/2011             10,717.55             12,407.50             12,676.57
 1/31/2012             11,197.87             12,853.81             12,787.88
 2/29/2012             11,682.08             13,121.60             12,784.95
 3/31/2012             12,066.53             13,177.39             12,714.90
 4/30/2012             11,990.79             13,155.07             12,855.86
 5/31/2012             11,270.14             12,697.60             12,972.18
 6/30/2012             11,734.49             12,954.23             12,977.27
 7/31/2012             11,897.47             13,076.97             13,156.26
 8/31/2012             12,165.44             13,288.97             13,164.86
 9/30/2012             12,479.81             13,579.07             13,182.98
10/31/2012             12,249.38             13,567.91             13,208.91
11/30/2012             12,320.44             13,646.02             13,229.75
12/31/2012             12,432.74             13,804.38             13,210.92
 1/31/2013             13,076.69             14,022.95             13,118.52
 2/28/2013             13,254.21             14,068.96             13,184.27
 3/31/2013             13,751.28             14,218.51             13,194.80
 4/30/2013             14,016.22             14,322.04             13,328.31
 5/31/2013             14,344.09             14,322.04             13,090.51
 6/30/2013             14,151.46             13,988.43             12,888.02
 7/31/2013             14,871.55             14,356.55             12,905.64
 8/31/2013             14,440.85             14,172.49             12,839.67
 9/30/2013             14,893.70             14,529.10             12,961.22
10/31/2013             15,578.33             14,839.70             13,066.01
11/30/2013             16,053.07             14,954.74             13,017.09
12/31/2013             16,459.47             15,068.77             12,943.53
 1/31/2014             15,890.40             14,854.02             13,134.78
 2/28/2014             16,617.28             15,247.74             13,204.61
 3/31/2014             16,756.96             15,295.47             13,182.12
 4/30/2014             16,880.83             15,378.98             13,293.36
 5/31/2014             17,277.09             15,581.81             13,444.71
 6/30/2014             17,633.99             15,772.70             13,451.66
 7/31/2014             17,390.80             15,593.74             13,417.92
 8/31/2014             18,086.53             15,832.35             13,566.04
 9/30/2014             17,832.89             15,510.22             13,473.93
10/31/2014             18,268.46             15,617.60             13,606.37
11/30/2014             18,759.78             15,772.70             13,702.90
12/31/2014             18,712.52             15,589.12             13,715.75
 1/31/2015             18,150.79             15,551.89             14,003.34
 2/28/2015             19,193.94             15,936.65             13,871.69
 3/31/2015             18,890.40             15,812.53             13,936.08
 4/30/2015             19,071.62             15,998.71             13,886.08
 5/31/2015             19,316.87             16,023.53             13,852.63
 6/30/2015             18,942.93             15,775.30             13,701.57

                                   [END CHART]
                  Data since Fund inception 7/31/08 to 6/30/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2020 Fund to the benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

10  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2030 FUND (THE FUND)
(Ticker Symbol: URTRX)


--------------------------------------------------------------------------------
                                        6/30/15                     12/31/14
--------------------------------------------------------------------------------

Net Assets                           $1.1 Billion                $1.1 Billion
Net Asset Value Per Share              $13.26                      $13.05


--------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/15
--------------------------------------------------------------------------------
12/31/2014 - 6/30/2015*     1 Year         5 Year        Since Inception 7/31/08

        1.61%                0.00%          9.37%                7.25%


--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 12/31/14**
--------------------------------------------------------------------------------

                                     0.83%


               (Including acquired fund fees and expenses of 0.80%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                                            USAA TARGET         BARCLAYS U.S.
                                             RETIREMENT           AGGREGATE
                      S&P 500 INDEX          2030 FUND           BOND INDEX
 7/31/2008            $10,000.00            $10,000.00           $10,000.00
 8/31/2008             10,144.65              9,990.00            10,094.91
 9/30/2008              9,240.68              9,250.00             9,959.32
10/31/2008              7,688.73              7,970.00             9,724.23
11/30/2008              7,137.03              7,690.00            10,040.76
12/31/2008              7,212.97              7,993.85            10,415.37
 1/31/2009              6,605.01              7,555.97            10,323.47
 2/28/2009              5,901.73              7,097.72            10,284.50
 3/31/2009              6,418.69              7,525.42            10,427.47
 4/30/2009              7,033.02              8,105.86            10,477.33
 5/31/2009              7,426.40              8,696.49            10,553.32
 6/30/2009              7,441.13              8,757.59            10,613.35
 7/31/2009              8,003.95              9,348.22            10,784.54
 8/31/2009              8,292.93              9,612.98            10,896.20
 9/30/2009              8,602.38             10,030.50            11,010.66
10/31/2009              8,442.58              9,969.40            11,065.03
11/30/2009              8,948.99             10,335.99            11,208.28
12/31/2009              9,121.85             10,526.60            11,033.08
 1/31/2010              8,793.70             10,349.42            11,201.62
 2/28/2010              9,066.10             10,526.60            11,243.45
 3/31/2010              9,613.20             10,995.61            11,229.63
 4/30/2010              9,764.97             11,172.79            11,346.52
 5/31/2010              8,985.23             10,557.87            11,442.00
 6/30/2010              8,514.87             10,370.27            11,621.43
 7/31/2010              9,111.44             10,891.39            11,745.42
 8/31/2010              8,700.12             10,682.94            11,896.55
 9/30/2010              9,476.55             11,422.93            11,909.23
10/31/2010              9,837.13             11,735.60            11,951.63
11/30/2010              9,838.39             11,673.06            11,882.94
12/31/2010             10,495.91             12,141.60            11,754.80
 1/31/2011             10,744.67             12,216.35            11,768.48
 2/28/2011             11,112.78             12,472.64            11,797.92
 3/31/2011             11,117.20             12,579.43            11,804.44
 4/30/2011             11,446.44             12,995.89            11,954.28
 5/31/2011             11,316.87             12,878.43            12,110.29
 6/30/2011             11,128.23             12,728.93            12,074.83
 7/31/2011             10,901.94             12,643.50            12,266.44
 8/31/2011             10,309.72             12,077.53            12,445.65
 9/30/2011              9,584.96             11,265.95            12,536.18
10/31/2011             10,632.53             12,152.28            12,549.65
11/30/2011             10,609.03             12,034.82            12,538.76
12/31/2011             10,717.55             12,000.42            12,676.57
 1/31/2012             11,197.87             12,549.39            12,787.88
 2/29/2012             11,682.08             12,911.70            12,784.95
 3/31/2012             12,066.53             13,010.52            12,714.90
 4/30/2012             11,990.79             12,933.66            12,855.86
 5/31/2012             11,270.14             12,274.90            12,972.18
 6/30/2012             11,734.49             12,626.24            12,977.27
 7/31/2012             11,897.47             12,736.03            13,156.26
 8/31/2012             12,165.44             12,988.56            13,164.86
 9/30/2012             12,479.81             13,317.94            13,182.98
10/31/2012             12,249.38             13,263.04            13,208.91
11/30/2012             12,320.44             13,361.86            13,229.75
12/31/2012             12,432.74             13,579.66            13,210.92
 1/31/2013             13,076.69             13,918.30            13,118.52
 2/28/2013             13,254.21             13,952.17            13,184.27
 3/31/2013             13,751.28             14,144.06            13,194.80
 4/30/2013             14,016.22             14,256.95            13,328.31
 5/31/2013             14,344.09             14,324.68            13,090.51
 6/30/2013             14,151.46             13,974.74            12,888.02
 7/31/2013             14,871.55             14,471.42            12,905.64
 8/31/2013             14,440.85             14,223.08            12,839.67
 9/30/2013             14,893.70             14,697.18            12,961.22
10/31/2013             15,578.33             15,103.55            13,066.01
11/30/2013             16,053.07             15,272.88            13,017.09
12/31/2013             16,459.47             15,442.03            12,943.53
 1/31/2014             15,890.40             15,065.67            13,134.78
 2/28/2014             16,617.28             15,583.15            13,204.61
 3/31/2014             16,756.96             15,641.96            13,182.12
 4/30/2014             16,880.83             15,712.52            13,293.36
 5/31/2014             17,277.09             15,971.26            13,444.71
 6/30/2014             17,633.99             16,230.00            13,451.66
 7/31/2014             17,390.80             15,959.50            13,417.92
 8/31/2014             18,086.53             16,277.05            13,566.04
 9/30/2014             17,832.89             15,841.90            13,473.93
10/31/2014             18,268.46             15,971.26            13,606.37
11/30/2014             18,759.78             16,206.48            13,702.90
12/31/2014             18,712.52             15,972.45            13,715.75
 1/31/2015             18,150.79             15,862.30            14,003.34
 2/28/2015             19,193.94             16,425.32            13,871.69
 3/31/2015             18,890.40             16,241.72            13,936.08
 4/30/2015             19,071.62             16,510.99            13,886.08
 5/31/2015             19,316.87             16,559.95            13,852.63
 6/30/2015             18,942.93             16,229.48            13,701.57

                                  [END CHART]
                 Data since Fund inception 7/31/08 to 6/30/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2030 Fund to the benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

12  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2040 FUND (THE FUND)
(Ticker Symbol: URFRX)


--------------------------------------------------------------------------------
                                          6/30/15                     12/31/14
--------------------------------------------------------------------------------

Net Assets                              $1.2 Billion                $1.2 Billion
Net Asset Value Per Share                  $13.15                      $12.89


--------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/15
--------------------------------------------------------------------------------
12/31/2014 - 6/30/2015*      1 Year        5 Year        Since Inception 7/31/08

         2.02%                0.07%        10.51%               6.78%


--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 12/31/14**
--------------------------------------------------------------------------------

                                    0.88%


            (Including acquired fund fees and expenses of 0.85%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                                            USAA TARGET           BARCLAYS U.S.
                                             RETIREMENT            AGGREGATE
                      S&P 500 INDEX          2040 FUND            BOND INDEX
 7/31/2008            $10,000.00            $10,000.00            $10,000.00
 8/31/2008             10,144.65              9,990.00             10,094.91
 9/30/2008              9,240.68              9,110.00              9,959.32
10/31/2008              7,688.73              7,610.00              9,724.23
11/30/2008              7,137.03              7,160.00             10,040.76
12/31/2008              7,212.97              7,494.90             10,415.37
 1/31/2009              6,605.01              7,016.93             10,323.47
 2/28/2009              5,901.73              6,508.46             10,284.50
 3/31/2009              6,418.69              6,966.09             10,427.47
 4/30/2009              7,033.02              7,545.75             10,477.33
 5/31/2009              7,426.40              8,115.24             10,553.32
 6/30/2009              7,441.13              8,115.24             10,613.35
 7/31/2009              8,003.95              8,755.91             10,784.54
 8/31/2009              8,292.93              8,999.98             10,896.20
 9/30/2009              8,602.38              9,437.27             11,010.66
10/31/2009              8,442.58              9,294.89             11,065.03
11/30/2009              8,948.99              9,722.01             11,208.28
12/31/2009              9,121.85              9,946.22             11,033.08
 1/31/2010              8,793.70              9,656.12             11,201.62
 2/28/2010              9,066.10              9,863.34             11,243.45
 3/31/2010              9,613.20             10,402.09             11,229.63
 4/30/2010              9,764.97             10,567.86             11,346.52
 5/31/2010              8,985.23              9,821.89             11,442.00
 6/30/2010              8,514.87              9,552.52             11,621.43
 7/31/2010              9,111.44             10,143.07             11,745.42
 8/31/2010              8,700.12              9,832.25             11,896.55
 9/30/2010              9,476.55             10,702.55             11,909.23
10/31/2010              9,837.13             11,054.81             11,951.63
11/30/2010              9,838.39             10,982.29             11,882.94
12/31/2010             10,495.91             11,596.80             11,754.80
 1/31/2011             10,744.67             11,638.94             11,768.48
 2/28/2011             11,112.78             11,944.39             11,797.92
 3/31/2011             11,117.20             12,060.25             11,804.44
 4/30/2011             11,446.44             12,523.70             11,954.28
 5/31/2011             11,316.87             12,344.64             12,110.29
 6/30/2011             11,128.23             12,165.58             12,074.83
 7/31/2011             10,901.94             11,997.06             12,266.44
 8/31/2011             10,309.72             11,291.35             12,445.65
 9/30/2011              9,584.96             10,343.38             12,536.18
10/31/2011             10,632.53             11,365.08             12,549.65
11/30/2011             10,609.03             11,238.68             12,538.76
12/31/2011             10,717.55             11,162.02             12,676.57
 1/31/2012             11,197.87             11,764.21             12,787.88
 2/29/2012             11,682.08             12,172.84             12,784.95
 3/31/2012             12,066.53             12,301.88             12,714.90
 4/30/2012             11,990.79             12,183.60             12,855.86
 5/31/2012             11,270.14             11,387.84             12,972.18
 6/30/2012             11,734.49             11,774.97             12,977.27
 7/31/2012             11,897.47             11,850.24             13,156.26
 8/31/2012             12,165.44             12,119.08             13,164.86
 9/30/2012             12,479.81             12,473.94             13,182.98
10/31/2012             12,249.38             12,366.40             13,208.91
11/30/2012             12,320.44             12,484.69             13,229.75
12/31/2012             12,432.74             12,749.61             13,210.92
 1/31/2013             13,076.69             13,156.63             13,118.52
 2/28/2013             13,254.21             13,189.64             13,184.27
 3/31/2013             13,751.28             13,409.65             13,194.80
 4/30/2013             14,016.22             13,530.65             13,328.31
 5/31/2013             14,344.09             13,651.66             13,090.51
 6/30/2013             14,151.46             13,299.64             12,888.02
 7/31/2013             14,871.55             13,871.67             12,905.64
 8/31/2013             14,440.85             13,596.65             12,839.67
 9/30/2013             14,893.70             14,135.68             12,961.22
10/31/2013             15,578.33             14,575.70             13,066.01
11/30/2013             16,053.07             14,762.71             13,017.09
12/31/2013             16,459.47             14,963.92             12,943.53
 1/31/2014             15,890.40             14,491.62             13,134.78
 2/28/2014             16,617.28             15,067.60             13,204.61
 3/31/2014             16,756.96             15,125.20             13,182.12
 4/30/2014             16,880.83             15,182.79             13,293.36
 5/31/2014             17,277.09             15,447.74             13,444.71
 6/30/2014             17,633.99             15,735.73             13,451.66
 7/31/2014             17,390.80             15,424.71             13,417.92
 8/31/2014             18,086.53             15,781.81             13,566.04
 9/30/2014             17,832.89             15,286.47             13,473.93
10/31/2014             18,268.46             15,413.19             13,606.37
11/30/2014             18,759.78             15,678.14             13,702.90
12/31/2014             18,712.52             15,435.88             13,715.75
 1/31/2015             18,150.79             15,268.23             14,003.34
 2/28/2015             19,193.94             15,926.86             13,871.69
 3/31/2015             18,890.40             15,711.30             13,936.08
 4/30/2015             19,071.62             16,010.68             13,886.08
 5/31/2015             19,316.87             16,070.56             13,852.63
 6/30/2015             18,942.93             15,747.23             13,701.57

                                   [END CHART]
                  Data since Fund inception 7/31/08 to 6/30/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2040 Fund to the benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

14  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2050 FUND (THE FUND)
(Ticker Symbol: URFFX)


--------------------------------------------------------------------------------
                                        6/30/15                     12/31/14
--------------------------------------------------------------------------------

Net Assets                           $632.1 Million              $607.9 Million
Net Asset Value Per Share               $13.10                      $12.81


--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/15
--------------------------------------------------------------------------------
12/31/2014 - 6/30/2015*      1 Year         5 Year       Since Inception 7/31/08

         2.26%                0.20%         11.14%                6.10%


--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 12/31/14**
--------------------------------------------------------------------------------

                                     0.92%


                        (Including acquired fund fees and expenses of 0.88%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                                            USAA TARGET           BARCLAYS U.S.
                                             RETIREMENT            AGGREGATE
                      S&P 500 INDEX          2050 FUND            BOND INDEX
 7/31/2008             10,000.00             10,000.00             10,000.00
 8/31/2008             10,144.65              9,960.00             10,094.91
 9/30/2008              9,240.68              8,970.00              9,959.32
10/31/2008              7,688.73              7,330.00              9,724.23
11/30/2008              7,137.03              6,810.00             10,040.76
12/31/2008              7,212.97              7,180.05             10,415.37
 1/31/2009              6,605.01              6,611.33             10,323.47
 2/28/2009              5,901.73              6,042.61             10,284.50
 3/31/2009              6,418.69              6,550.40             10,427.47
 4/30/2009              7,033.02              7,129.27             10,477.33
 5/31/2009              7,426.40              7,677.67             10,553.32
 6/30/2009              7,441.13              7,616.74             10,613.35
 7/31/2009              8,003.95              8,276.86             10,784.54
 8/31/2009              8,292.93              8,510.44             10,896.20
 9/30/2009              8,602.38              8,936.98             11,010.66
10/31/2009              8,442.58              8,733.86             11,065.03
11/30/2009              8,948.99              9,211.18             11,208.28
12/31/2009              9,121.85              9,466.36             11,033.08
 1/31/2010              8,793.70              9,065.51             11,201.62
 2/28/2010              9,066.10              9,301.91             11,243.45
 3/31/2010              9,613.20              9,877.50             11,229.63
 4/30/2010              9,764.97             10,021.39             11,346.52
 5/31/2010              8,985.23              9,209.40             11,442.00
 6/30/2010              8,514.87              8,880.50             11,621.43
 7/31/2010              9,111.44              9,507.48             11,745.42
 8/31/2010              8,700.12              9,137.46             11,896.55
 9/30/2010              9,476.55             10,083.06             11,909.23
10/31/2010              9,837.13             10,442.81             11,951.63
11/30/2010              9,838.39             10,381.14             11,882.94
12/31/2010             10,495.91             11,047.20             11,754.80
 1/31/2011             10,744.67             11,078.32             11,768.48
 2/28/2011             11,112.78             11,379.13             11,797.92
 3/31/2011             11,117.20             11,503.61             11,804.44
 4/30/2011             11,446.44             11,980.77             11,954.28
 5/31/2011             11,316.87             11,762.93             12,110.29
 6/30/2011             11,128.23             11,576.22             12,074.83
 7/31/2011             10,901.94             11,368.76             12,266.44
 8/31/2011             10,309.72             10,621.91             12,445.65
 9/30/2011              9,584.96              9,646.85             12,536.18
10/31/2011             10,632.53             10,715.27             12,549.65
11/30/2011             10,609.03             10,580.42             12,538.76
12/31/2011             10,717.55             10,465.04             12,676.57
 1/31/2012             11,197.87             11,095.46             12,787.88
 2/29/2012             11,682.08             11,536.76             12,784.95
 3/31/2012             12,066.53             11,694.37             12,714.90
 4/30/2012             11,990.79             11,536.76             12,855.86
 5/31/2012             11,270.14             10,633.15             12,972.18
 6/30/2012             11,734.49             11,063.94             12,977.27
 7/31/2012             11,897.47             11,105.97             13,156.26
 8/31/2012             12,165.44             11,379.15             13,164.86
 9/30/2012             12,479.81             11,757.41             13,182.98
10/31/2012             12,249.38             11,641.83             13,208.91
11/30/2012             12,320.44             11,767.92             13,229.75
12/31/2012             12,432.74             12,031.81             13,210.92
 1/31/2013             13,076.69             12,438.22             13,118.52
 2/28/2013             13,254.21             12,470.30             13,184.27
 3/31/2013             13,751.28             12,684.20             13,194.80
 4/30/2013             14,016.22             12,801.84             13,328.31
 5/31/2013             14,344.09             12,930.18             13,090.51
 6/30/2013             14,151.46             12,587.94             12,888.02
 7/31/2013             14,871.55             13,154.78             12,905.64
 8/31/2013             14,440.85             12,876.71             12,839.67
 9/30/2013             14,893.70             13,443.54             12,961.22
10/31/2013             15,578.33             13,882.03             13,066.01
11/30/2013             16,053.07             14,085.24             13,017.09
12/31/2013             16,459.47             14,295.56             12,943.53
 1/31/2014             15,890.40             13,761.98             13,134.78
 2/28/2014             16,617.28             14,362.26             13,204.61
 3/31/2014             16,756.96             14,417.84             13,182.12
 4/30/2014             16,880.83             14,462.31             13,293.36
 5/31/2014             17,277.09             14,729.10             13,444.71
 6/30/2014             17,633.99             15,029.23             13,451.66
 7/31/2014             17,390.80             14,695.74             13,417.92
 8/31/2014             18,086.53             15,062.58             13,566.04
 9/30/2014             17,832.89             14,551.23             13,473.93
10/31/2014             18,268.46             14,706.86             13,606.37
11/30/2014             18,759.78             14,984.77             13,702.90
12/31/2014             18,712.52             14,726.57             13,715.75
 1/31/2015             18,150.79             14,531.13             14,003.34
 2/28/2015             19,193.94             15,220.90             13,871.69
 3/31/2015             18,890.40             15,002.48             13,936.08
 4/30/2015             19,071.62             15,312.87             13,886.08
 5/31/2015             19,316.87             15,381.85             13,852.63
 6/30/2015             18,942.93             15,059.96             13,701.57

                                   [END CHART]
                  Data since Fund inception 7/31/08 to 6/30/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2050 Fund to the benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

16  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2060 FUND (THE FUND)
(Ticker Symbol: URSIX)

---------------------------------------------------------------------------------------------------
                                                           6/30/15                     12/31/14
---------------------------------------------------------------------------------------------------
Net Assets                                              $34.4 Million               $25.8 Million
Net Asset Value Per Share                                 $11.19                       $10.93

---------------------------------------------------------------------------------------------------
                             AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/15
---------------------------------------------------------------------------------------------------
    12/31/2014 - 6/30/2015*                       1 Year                Since Inception 7/12/13
           2.38%                                  0.36%                         7.62%

---------------------------------------------------------------------------------------------------
                                  EXPENSE RATIOS AS OF 12/31/14**
---------------------------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT                1.58%                 AFTER REIMBURSEMENT        0.90%
                        (Including acquired fund fees and expenses of 0.80%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through May 1, 2016, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.10% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after May 1, 2016. If the total annual operating expense ratio of the Fund is lower than 0.10%, the Fund will operate at that lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

                                                       INVESTMENT OVERVIEW |  17

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                                            USAA TARGET           BARCLAYS U.S.
                                             RETIREMENT            AGGREGATE
                      S&P 500 INDEX          2060 FUND            BOND INDEX
 7/31/2013            $10,000.00            $10,000.00            $10,000.00
 8/31/2013              9,710.38              9,830.00              9,948.88
 9/30/2013             10,014.90             10,290.00             10,043.07
10/31/2013             10,475.26             10,640.00             10,124.27
11/30/2013             10,794.48             10,800.00             10,086.36
12/31/2013             11,067.76             10,969.48             10,029.36
 1/31/2014             10,685.10             10,534.75             10,177.55
 2/28/2014             11,173.88             11,009.92             10,231.66
 3/31/2014             11,267.80             11,060.47             10,214.23
 4/30/2014             11,351.09             11,080.69             10,300.43
 5/31/2014             11,617.55             11,293.00             10,417.70
 6/30/2014             11,857.54             11,515.43             10,423.09
 7/31/2014             11,694.01             11,242.45             10,396.94
 8/31/2014             12,161.83             11,525.54             10,511.72
 9/30/2014             11,991.28             11,141.35             10,440.35
10/31/2014             12,284.17             11,272.78             10,542.97
11/30/2014             12,614.55             11,485.10             10,617.76
12/31/2014             12,582.77             11,288.40             10,627.72
 1/31/2015             12,205.04             11,123.16             10,850.55
 2/28/2015             12,906.49             11,670.54             10,748.54
 3/31/2015             12,702.38             11,505.29             10,798.44
 4/30/2015             12,824.23             11,742.83             10,759.70
 5/31/2015             12,989.14             11,794.47             10,733.78
 6/30/2015             12,737.70             11,556.93             10,616.73

                                   [END CHART]

                 Data since Fund inception 7/31/13 to 6/30/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Retirement 2060 Fund to the benchmarks listed above (see page 8 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the S&P 500 Index and the Barclays U.S. Aggregate Bond Index is calculated from the end of the month, July 31, 2013, while the inception date of the Fund is July 12, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

18  | USAA TARGET RETIREMENT FUNDS

================================================================================

                              o TARGET RETIREMENT INCOME FUND o

                                 ASSET ALLOCATION - 6/30/15

             INVESTMENT                                               ALLOCATION
             -------------------------------------------------------------------
             USAA FUND:
             Aggressive Growth............................................ 1.9%

             Emerging Markets............................................. 2.4%

             Flexible Income.............................................  3.3%

             Global Managed Volatility...................................  1.8%

             Growth......................................................  2.8%

             Income Stock................................................  4.9%

             International...............................................  9.1%

             Precious Metals and Minerals................................  0.4%

             Real Return.................................................  4.1%

             S&P 500 Index...............................................  3.0%

             Small Cap Stock.............................................  2.6%

             Total Return Strategy.......................................  1.3%

             Value.......................................................  5.3%

               TOTAL EQUITY & ALTERNATIVE................................ 42.9%

             High Income.................................................  4.9%

             Income...................................................... 10.0%

             Intermediate-Term Bond...................................... 15.2%

             Short-Term Bond............................................. 20.4%

               TOTAL FIXED-INCOME........................................ 50.5%

             Ultra Short-Term Bond.......................................  5.3%

               TOTAL ULTRA SHORT.........................................  5.3%

             Money Market Instruments....................................  1.3%

               TOTAL MONEY MARKET INSTRUMENTS............................  1.3%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  19

================================================================================

                                 o TARGET RETIREMENT 2020 FUND o

                                   ASSET ALLOCATION - 6/30/15

             INVESTMENT                                               ALLOCATION
             -------------------------------------------------------------------
             USAA FUND:
             Aggressive Growth...........................................  2.5%

             Emerging Markets............................................  3.2%

             Flexible Income.............................................  3.0%

             Global Managed Volatility...................................  1.8%

             Growth......................................................  3.6%

             Income Stock................................................  6.8%

             International............................................... 12.3%

             Precious Metals and Minerals................................  0.6%

             Real Return.................................................  3.9%

             S&P 500 Index...............................................  4.1%

             Small Cap Stock.............................................  3.5%

             Total Return Strategy.......................................  1.6%

             Value.......................................................  7.4%

               TOTAL EQUITY & ALTERNATIVE................................ 54.3%

             High Income.................................................  5.1%

             Income......................................................  9.6%

             Intermediate-Term Bond...................................... 15.1%

             Short-Term Bond............................................. 12.4%

               TOTAL FIXED-INCOME........................................ 42.2%

             Ultra Short-Term Bond.......................................  2.6%

               TOTAL ULTRA SHORT.........................................  2.6%

             Money Market Instruments....................................  0.9%

               TOTAL MONEY MARKET INSTRUMENTS............................  0.9%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

20  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                o TARGET RETIREMENT 2030 FUND o

                                  ASSET ALLOCATION - 6/30/15

             INVESTMENT                                               ALLOCATION
             -------------------------------------------------------------------
             USAA FUND:
             Aggressive Growth...........................................  3.7%

             Emerging Markets............................................  4.9%

             Flexible Income.............................................  2.4%

             Global Managed Volatility...................................  1.8%

             Growth......................................................  5.3%

             Income Stock................................................ 10.1%

             International............................................... 18.6%

             Precious Metals and Minerals................................  0.9%

             Real Return.................................................  3.4%

             S&P 500 Index...............................................  5.6%

             Small Cap Stock.............................................  5.7%

             Total Return Strategy.......................................  2.1%

             Value....................................................... 10.8%

               TOTAL EQUITY & ALTERNATIVE................................ 75.3%

             High Income.................................................  4.0%

             Income......................................................  6.2%

             Intermediate-Term Bond...................................... 10.7%

             Short-Term Bond.............................................  2.0%

               TOTAL FIXED-INCOME........................................ 22.9%

             Ultra Short-Term Bond.......................................  0.9%

               TOTAL ULTRA SHORT.........................................  0.9%

             Money Market Instruments....................................  0.9%

               TOTAL MONEY MARKET INSTRUMENTS............................  0.9%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  21

================================================================================

                                o TARGET RETIREMENT 2040 FUND o

                                  ASSET ALLOCATION - 6/30/15

             INVESTMENT                                               ALLOCATION
             -------------------------------------------------------------------
             USAA FUND:
             Aggressive Growth...........................................  4.5%

             Emerging Markets............................................  5.5%

             Flexible Income.............................................  2.0%

             Global Managed Volatility...................................  1.8%

             Growth......................................................  6.7%

             Income Stock................................................ 11.7%

             International............................................... 22.1%

             Precious Metals and Minerals................................  1.2%

             Real Return.................................................  2.9%

             S&P 500 Index...............................................  6.9%

             Small Cap Stock.............................................  7.1%

             Total Return Strategy.......................................  2.5%

             Value....................................................... 13.4%

               TOTAL EQUITY & ALTERNATIVE................................ 88.3%

             High Income.................................................  2.0%

             Income......................................................  2.6%

             Intermediate-Term Bond......................................  4.9%

             Short-Term Bond.............................................    -*

               TOTAL FIXED-INCOME........................................  9.5%

             Ultra Short-Term Bond.......................................  1.0%

               TOTAL ULTRA SHORT.........................................  1.0%

             Money Market Instruments....................................  1.2%

               TOTAL MONEY MARKET INSTRUMENTS............................  1.2%

Percentages are of the net assets of the Fund and may not equal 100%.

* Represents less than 0.1%

================================================================================

22  | USAA TARGET RETIREMENT FUNDS

================================================================================

                                o TARGET RETIREMENT 2050 FUND o

                                  ASSET ALLOCATION - 6/30/15

             INVESTMENT                                               ALLOCATION
             -------------------------------------------------------------------
             USAA FUND:
             Aggressive Growth...........................................  4.8%

             Emerging Markets............................................  6.0%

             Flexible Income.............................................  1.7%

             Global Managed Volatility...................................  1.9%

             Growth......................................................  7.3%

             Income Stock................................................ 13.0%

             International............................................... 24.3%

             Precious Metals and Minerals................................  1.3%

             Real Return.................................................  2.6%

             S&P 500 Index...............................................  7.7%

             Small Cap Stock.............................................  8.4%

             Total Return Strategy.......................................  2.4%

             Value....................................................... 14.1%

               TOTAL EQUITY & ALTERNATIVE................................ 95.5%

             High Income.................................................  0.3%

             Income......................................................  0.6%

             Intermediate-Term Bond......................................  1.3%

               TOTAL FIXED-INCOME........................................  2.2%

             Ultra Short-Term Bond.......................................  1.0%

               TOTAL ULTRA SHORT.........................................  1.0%

             Money Market Instruments....................................  1.3%

               TOTAL MONEY MARKET INSTRUMENTS............................  1.3%

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  23

================================================================================

                               o TARGET RETIREMENT 2060 FUND o

                                 ASSET ALLOCATION - 6/30/15

             INVESTMENT                                               ALLOCATION
             -------------------------------------------------------------------
             USAA FUND:
             Aggressive Growth...........................................  4.7%

             Emerging Markets............................................  7.0%

             Flexible Income.............................................  1.1%

             Global Managed Volatility...................................  3.9%

             Growth......................................................  7.2%

             Income Stock................................................ 12.0%

             International............................................... 24.2%

             Precious Metals and Minerals................................  1.0%

             Real Return.................................................  1.8%

             S&P 500 Index...............................................  7.3%

             Small Cap Stock.............................................  8.0%

             Total Return Strategy.......................................  1.8%

             Value....................................................... 14.6%

               TOTAL EQUITY & ALTERNATIVE................................ 94.6%

             High Income.................................................  0.5%

             Income......................................................  0.8%

             Intermediate-Term Bond......................................  1.4%

             Short-Term Bond.............................................    -*

               TOTAL FIXED-INCOME........................................  2.7%

             Ultra Short-Term Bond.......................................  0.9%

               TOTAL ULTRA SHORT.........................................  0.9%

             Money Market Instruments....................................  1.5%

               TOTAL MONEY MARKET INSTRUMENTS............................  1.5%

Percentages are of the net assets of the Fund and may not equal 100%.

* Represents less than 0.1%

================================================================================

24  | USAA TARGET RETIREMENT FUNDS

================================================================================

PORTFOLIO OF INVESTMENTS

USAA TARGET RETIREMENT INCOME FUND
June 30, 2015 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             EQUITY & ALTERNATIVE MUTUAL FUNDS (42.9%)
   167,593   USAA Aggressive Growth Fund                                                        $  6,898
   537,618   USAA Emerging Markets Fund                                                            8,666
 1,273,720   USAA Flexible Income Fund                                                            11,782
   698,021   USAA Global Managed Volatility Fund                                                   6,485
   403,841   USAA Growth Fund                                                                     10,023
 1,013,703   USAA Income Stock Fund                                                               17,709
 1,093,110   USAA International Fund                                                              32,695
   112,934   USAA Precious Metals and Minerals Fund                                                1,281
 1,490,149   USAA Real Return Fund                                                                14,633
   363,779   USAA S&P 500 Index Fund                                                              10,724
   516,015   USAA Small Cap Stock Fund                                                             9,500
   536,574   USAA Total Return Strategy Fund                                                       4,717
   927,852   USAA Value Fund                                                                      19,086
                                                                                                --------
             Total Equity & Alternative Mutual Funds (cost: $123,695)                            154,199
                                                                                                --------
             FIXED-INCOME MUTUAL FUNDS (50.5%)
 2,109,489   USAA High Income Fund                                                                17,488
 2,759,065   USAA Income Fund                                                                     35,812
 5,132,896   USAA Intermediate-Term Bond Fund                                                     54,460
 8,022,139   USAA Short-Term Bond Fund                                                            73,484
                                                                                                --------
             Total Fixed-Income Mutual Funds (cost: $173,673)                                    181,244
                                                                                                --------

             ULTRA-SHORT MUTUAL FUNDS (5.3%)
 1,906,565   USAA Ultra Short-Term Bond Fund (cost: $19,232)                                      19,199
                                                                                                --------
             MONEY MARKET INSTRUMENTS (1.3%)
             MONEY MARKET FUNDS (1.3%)
 4,574,939   State Street Institutional Liquid Reserves Fund Premier Class,
              0.11%(a) (cost: $4,575)                                                              4,575
                                                                                                --------
             TOTAL INVESTMENTS (COST: $321,175)                                                 $359,217
                                                                                                ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

------------------------------------------------------------------------------------------------------------------
($ in 000s)                                                  VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
                                                  (LEVEL 1)               (LEVEL 2)       (LEVEL 3)
                                              QUOTED PRICES       OTHER SIGNIFICANT     SIGNIFICANT
                                          IN ACTIVE MARKETS              OBSERVABLE    UNOBSERVABLE
ASSETS                                 FOR IDENTICAL ASSETS                  INPUTS          INPUTS          TOTAL
------------------------------------------------------------------------------------------------------------------
Equity & Alternative Mutual Funds                  $154,199                      $-              $-       $154,199
Fixed-Income Mutual Funds                           181,244                       -               -        181,244
Ultra-Short Mutual Funds                             19,199                       -               -         19,199
Money Market Instruments:
 Money Market Funds                                   4,575                       -               -          4,575
------------------------------------------------------------------------------------------------------------------
Total                                              $359,217                      $-              $-       $359,217
------------------------------------------------------------------------------------------------------------------

For the period of January 1, 2015, through June 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

26  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2020 FUND
June 30, 2015 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             EQUITY & ALTERNATIVE MUTUAL FUNDS (54.3%)
   377,254   USAA Aggressive Growth Fund                                                        $ 15,528
 1,260,545   USAA Emerging Markets Fund                                                           20,320
 2,016,266   USAA Flexible Income Fund                                                            18,651
 1,241,432   USAA Global Managed Volatility Fund                                                  11,533
   927,206   USAA Growth Fund                                                                     23,013
 2,478,037   USAA Income Stock Fund                                                               43,291
 2,608,574   USAA International Fund                                                              78,022
   312,711   USAA Precious Metals and Minerals Fund                                                3,546
 2,530,025   USAA Real Return Fund                                                                24,845
   884,272   USAA S&P 500 Index Fund                                                              26,068
 1,210,160   USAA Small Cap Stock Fund                                                            22,279
 1,136,587   USAA Total Return Strategy Fund                                                       9,991
 2,258,465   USAA Value Fund                                                                      46,457
                                                                                                --------
             Total Equity & Alternative Mutual Funds (cost: $265,661)                            343,544
                                                                                                --------
             FIXED-INCOME MUTUAL FUNDS (42.2%)
 3,886,444   USAA High Income Fund                                                                32,219
 4,688,964   USAA Income Fund                                                                     60,863
 8,970,146   USAA Intermediate-Term Bond Fund                                                     95,173
 8,554,754   USAA Short-Term Bond Fund                                                            78,361
                                                                                                --------
             Total Fixed-Income Mutual Funds (cost: $249,131)                                    266,616
                                                                                                --------

             ULTRA-SHORT MUTUAL FUNDS (2.6%)
 1,631,420   USAA Ultra Short-Term Bond Fund (cost: $16,466)                                      16,428
                                                                                                --------
             MONEY MARKET INSTRUMENTS (0.9%)

             MONEY MARKET FUNDS (0.9%)
 6,006,760   State Street Institutional Liquid Reserves Fund Premier Class,
              0.11%(a) (cost: $6,007)                                                              6,007
                                                                                                --------
             TOTAL INVESTMENTS (COST: $537,265)                                                 $632,595
                                                                                                ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

------------------------------------------------------------------------------------------------------------------
($ in 000s)                                                  VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
                                                  (LEVEL 1)               (LEVEL 2)       (LEVEL 3)
                                              QUOTED PRICES       OTHER SIGNIFICANT     SIGNIFICANT
                                          IN ACTIVE MARKETS              OBSERVABLE    UNOBSERVABLE
ASSETS                                 FOR IDENTICAL ASSETS                  INPUTS          INPUTS          TOTAL
------------------------------------------------------------------------------------------------------------------
Equity & Alternative Mutual Funds                  $343,544                      $-              $-       $343,544
Fixed-Income Mutual Funds                           266,616                       -               -        266,616
Ultra-Short Mutual Funds                             16,428                       -               -         16,428
Money Market Instruments:
 Money Market Funds                                   6,007                       -               -          6,007
------------------------------------------------------------------------------------------------------------------
Total                                              $632,595                      $-              $-       $632,595
------------------------------------------------------------------------------------------------------------------

For the period of January 1, 2015, through June 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

28  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2030 FUND
June 30, 2015 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             EQUITY & ALTERNATIVE MUTUAL FUNDS (75.3%)
 1,009,736   USAA Aggressive Growth Fund                                                      $   41,561
 3,456,142   USAA Emerging Markets Fund                                                           55,713
 2,973,028   USAA Flexible Income Fund                                                            27,500
 2,225,561   USAA Global Managed Volatility Fund                                                  20,675
 2,439,400   USAA Growth Fund                                                                     60,546
 6,533,887   USAA Income Stock Fund                                                              114,147
 7,060,209   USAA International Fund                                                             211,171
   891,956   USAA Precious Metals and Minerals Fund                                               10,115
 3,973,832   USAA Real Return Fund                                                                39,023
 2,143,886   USAA S&P 500 Index Fund                                                              63,202
 3,478,069   USAA Small Cap Stock Fund                                                            64,031
 2,729,696   USAA Total Return Strategy Fund                                                      23,994
 5,934,423   USAA Value Fund                                                                     122,071
                                                                                              ----------
             Total Equity & Alternative Mutual Funds (cost: $670,771)                            853,749
                                                                                              ----------
             FIXED-INCOME MUTUAL FUNDS (22.9%)
 5,559,901   USAA High Income Fund                                                                46,092
 5,457,705   USAA Income Fund                                                                     70,841
11,429,304   USAA Intermediate-Term Bond Fund                                                    121,265
 2,432,346   USAA Short-Term Bond Fund                                                            22,280
                                                                                              ----------
             Total Fixed-Income Mutual Funds (cost: $241,702)                                    260,478
                                                                                              ----------
             ULTRA-SHORT MUTUAL FUNDS (0.9%)
   992,249   USAA Ultra Short-Term Bond Fund (cost: $10,023)                                       9,992
                                                                                              ----------
             MONEY MARKET INSTRUMENTS (0.9%)
             MONEY MARKET FUNDS (0.9%)
10,200,548   State Street Institutional Liquid Reserves Fund Premier Class,
              0.11%(a) (cost: $10,201)                                                            10,201
                                                                                              ----------
             TOTAL INVESTMENTS (COST: $932,697)                                               $1,134,420
                                                                                              ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------
($ in 000s)                                                  VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
                                                  (LEVEL 1)               (LEVEL 2)       (LEVEL 3)
                                              QUOTED PRICES       OTHER SIGNIFICANT     SIGNIFICANT
                                          IN ACTIVE MARKETS              OBSERVABLE    UNOBSERVABLE
ASSETS                                 FOR IDENTICAL ASSETS                  INPUTS          INPUTS          TOTAL
------------------------------------------------------------------------------------------------------------------
Equity & Alternative Mutual Funds                  $853,749                      $-              $-     $  853,749
Fixed-Income Mutual Funds                           260,478                       -               -        260,478
Ultra-Short Mutual Funds                              9,992                       -               -          9,992
Money Market Instruments:
 Money Market Funds                                  10,201                       -               -         10,201
------------------------------------------------------------------------------------------------------------------
Total                                            $1,134,420                      $-              $-     $1,134,420
------------------------------------------------------------------------------------------------------------------

For the period of January 1, 2015, through June 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

30  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2040 FUND
June 30, 2015 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             EQUITY & ALTERNATIVE MUTUAL FUNDS (88.3%)
 1,291,292   USAA Aggressive Growth Fund                                                      $   53,149
 4,089,404   USAA Emerging Markets Fund                                                           65,921
 2,564,325   USAA Flexible Income Fund                                                            23,720
 2,352,621   USAA Global Managed Volatility Fund                                                  21,856
 3,211,640   USAA Growth Fund                                                                     79,713
 8,006,422   USAA Income Stock Fund                                                              139,872
 8,828,349   USAA International Fund                                                             264,056
 1,284,888   USAA Precious Metals and Minerals Fund                                               14,571
 3,511,060   USAA Real Return Fund                                                                34,479
 2,792,669   USAA S&P 500 Index Fund                                                              82,328
 4,617,444   USAA Small Cap Stock Fund                                                            85,007
 3,319,044   USAA Total Return Strategy Fund                                                      29,174
 7,761,309   USAA Value Fund                                                                     159,650
                                                                                              ----------
             Total Equity & Alternative Mutual Funds (cost: $824,202)                          1,053,496
                                                                                              ----------
             FIXED-INCOME MUTUAL FUNDS (9.5%)
 2,792,008   USAA High Income Fund                                                                23,146
 2,421,707   USAA Income Fund                                                                     31,434
 5,463,501   USAA Intermediate-Term Bond Fund                                                     57,968
    52,229   USAA Short-Term Bond Fund                                                               478
                                                                                              ----------
             Total Fixed-Income Mutual Funds (cost: $107,992)                                    113,026
                                                                                              ----------
             ULTRA-SHORT MUTUAL FUNDS (1.0%)
 1,238,047   USAA Ultra Short-Term Bond Fund (cost: $12,509)                                      12,467
                                                                                              ----------
             MONEY MARKET INSTRUMENTS (1.2%)

             MONEY MARKET FUNDS (1.2%)
14,082,147   State Street Institutional Liquid Reserves Fund Premier Class,
              0.11%(a) (cost: $14,082)                                                            14,082
                                                                                              ----------
             TOTAL INVESTMENTS (COST: $958,785)                                               $1,193,071
                                                                                              ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                  VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
                                                  (LEVEL 1)               (LEVEL 2)       (LEVEL 3)
                                              QUOTED PRICES       OTHER SIGNIFICANT     SIGNIFICANT
                                          IN ACTIVE MARKETS              OBSERVABLE    UNOBSERVABLE
ASSETS                                 FOR IDENTICAL ASSETS                  INPUTS          INPUTS          TOTAL
------------------------------------------------------------------------------------------------------------------
Equity & Alternative Mutual Funds                  $1,053,496                    $-              $-     $1,053,496
Fixed-Income Mutual Funds                             113,026                     -               -        113,026
Ultra-Short Mutual Funds                               12,467                     -               -         12,467
Money Market Instruments:
 Money Market Funds                                    14,082                     -               -         14,082
------------------------------------------------------------------------------------------------------------------
Total                                              $1,193,071                    $-              $-     $1,193,071
------------------------------------------------------------------------------------------------------------------

For the period of January 1, 2015, through June 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

32  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2050 FUND
June 30, 2015 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             EQUITY & ALTERNATIVE MUTUAL FUNDS (95.5%)
   735,624   USAA Aggressive Growth Fund                                                        $ 30,278
 2,341,403   USAA Emerging Markets Fund                                                           37,744
 1,126,069   USAA Flexible Income Fund                                                            10,416
 1,285,516   USAA Global Managed Volatility Fund                                                  11,943
 1,846,862   USAA Growth Fund                                                                     45,839
 4,718,838   USAA Income Stock Fund                                                               82,438
 5,144,890   USAA International Fund                                                             153,884
   714,559   USAA Precious Metals and Minerals Fund                                                8,103
 1,699,699   USAA Real Return Fund                                                                16,691
 1,655,351   USAA S&P 500 Index Fund                                                              48,800
 2,868,665   USAA Small Cap Stock Fund                                                            52,812
 1,719,041   USAA Total Return Strategy Fund                                                      15,110
 4,341,510   USAA Value Fund                                                                      89,305
                                                                                                --------
             Total Equity & Alternative Mutual Funds (cost: $479,214)                            603,363
                                                                                                --------
             FIXED-INCOME MUTUAL FUNDS (2.2%)
   277,178   USAA High Income Fund                                                                 2,298
   287,391   USAA Income Fund                                                                      3,730
   765,337   USAA Intermediate-Term Bond Fund                                                      8,120
                                                                                                --------
             Total Fixed-Income Mutual Funds (cost: $14,481)                                      14,148
                                                                                                --------
             ULTRA-SHORT MUTUAL FUNDS (1.0%)
   614,513   USAA Ultra Short-Term Bond Fund (cost: $6,210)                                        6,188
                                                                                                --------
             MONEY MARKET INSTRUMENTS (1.3%)

             MONEY MARKET FUNDS (1.3%)
 8,391,780   State Street Institutional Liquid Reserves Fund Premier Class,
              0.11%(a) (cost: $8,392)                                                              8,392
                                                                                                --------
             TOTAL INVESTMENTS (COST: $508,297)                                                 $632,091
                                                                                                ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                  VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
                                                  (LEVEL 1)               (LEVEL 2)       (LEVEL 3)
                                              QUOTED PRICES       OTHER SIGNIFICANT     SIGNIFICANT
                                          IN ACTIVE MARKETS              OBSERVABLE    UNOBSERVABLE
ASSETS                                 FOR IDENTICAL ASSETS                  INPUTS          INPUTS          TOTAL
------------------------------------------------------------------------------------------------------------------
Equity & Alternative Mutual Funds                  $603,363                      $-              $-       $603,363
Fixed-Income Mutual Funds                            14,148                       -               -         14,148
Ultra-Short Mutual Funds                              6,188                       -               -          6,188
Money Market Instruments:
 Money Market Funds                                   8,392                       -               -          8,392
------------------------------------------------------------------------------------------------------------------
Total                                              $632,091                      $-              $-       $632,091
------------------------------------------------------------------------------------------------------------------

For the period of January 1, 2015, through June 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

34  | USAA TARGET RETIREMENT FUNDS

================================================================================

USAA TARGET RETIREMENT 2060 FUND
June 30, 2015 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES    SECURITY                                                                              (000)
--------------------------------------------------------------------------------------------------------
             EQUITY & ALTERNATIVE MUTUAL FUNDS (94.6%)
    39,138   USAA Aggressive Growth Fund                                                         $ 1,611
   149,079   USAA Emerging Markets Fund                                                            2,403
    42,737   USAA Flexible Income Fund                                                               395
   144,242   USAA Global Managed Volatility Fund                                                   1,340
   100,375   USAA Growth Fund                                                                      2,491
   237,278   USAA Income Stock Fund                                                                4,145
   278,040   USAA International Fund                                                               8,316
    31,022   USAA Precious Metals and Minerals Fund                                                  352
    61,426   USAA Real Return Fund                                                                   603
    84,725   USAA S&P 500 Index Fund                                                               2,498
   150,354   USAA Small Cap Stock Fund                                                             2,768
    72,079   USAA Total Return Strategy Fund                                                         634
   244,702   USAA Value Fund                                                                       5,034
                                                                                                 -------
             Total Equity & Alternative Mutual Funds (cost: $31,825)                              32,590
                                                                                                 -------
             FIXED-INCOME MUTUAL FUNDS (2.7%)
    22,138   USAA High Income Fund                                                                   184
    21,170   USAA Income Fund                                                                        275
    43,396   USAA Intermediate-Term Bond Fund                                                        460
       403   USAA Short-Term Bond Fund                                                                 4
                                                                                                 -------
             Total Fixed-Income Mutual Funds (cost: $942)                                            923
                                                                                                 -------
             ULTRA-SHORT MUTUAL FUNDS (0.9%)
    30,208   USAA Ultra Short-Term Bond Fund (cost: $305)                                            304
                                                                                                 -------
             MONEY MARKET INSTRUMENTS (1.5%)

             MONEY MARKET FUNDS (1.5%)
   526,431   State Street Institutional Liquid Reserves Fund Premier Class,
              0.11%(a) (cost: $526)                                                                  526
                                                                                                 -------
             TOTAL INVESTMENTS (COST: $33,598)                                                   $34,343
                                                                                                 =======

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                  VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
                                                  (LEVEL 1)               (LEVEL 2)       (LEVEL 3)
                                              QUOTED PRICES       OTHER SIGNIFICANT     SIGNIFICANT
                                          IN ACTIVE MARKETS              OBSERVABLE    UNOBSERVABLE
ASSETS                                 FOR IDENTICAL ASSETS                  INPUTS          INPUTS          TOTAL
------------------------------------------------------------------------------------------------------------------
Equity & Alternative Mutual Funds                  $32,590                       $-              $-        $32,590
Fixed-Income Mutual Funds                              923                        -               -            923
Ultra-Short Mutual Funds                               304                        -               -            304
Money Market Instruments:
 Money Market Funds                                    526                        -               -            526
------------------------------------------------------------------------------------------------------------------
Total                                              $34,343                       $-              $-        $34,343
------------------------------------------------------------------------------------------------------------------

For the period of January 1, 2015, through June 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

36  | USAA TARGET RETIREMENT FUNDS

================================================================================

NOTES TO PORTFOLIOS OF INVESTMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The underlying funds in which the Funds invest are managed by USAA Asset Management Company, an affiliate of the Funds. The USAA Target Retirement Funds invest in the Reward Shares of the USAA S&P 500 Index Fund and the Institutional Shares of the other USAA mutual funds.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at June 30, 2015.

   See accompanying notes to financial statements

================================================================================

                                        NOTES TO PORTFOLIOS OF INVESTMENTS |  37

================================================================================

STATEMENTS OF ASSETS AND LIABILITIES (IN THOUSANDS)

June 30, 2015 (unaudited)

                                                                                  USAA TARGET RETIREMENT
--------------------------------------------------------------------------------------------------------
                                                                                             INCOME FUND
--------------------------------------------------------------------------------------------------------
ASSETS
   Investments in affiliated underlying funds, at value (cost of $316,600,
        $531,258, $922,496, $944,703, $499,905, and $33,072, respectively)                      $354,642
   Investments in other securities, at value (cost of $4,575, $6,007, $10,201,
        $14,082, $8,392, and $526, respectively)                                                   4,575
   Receivables:
       Capital shares sold                                                                           243
       USAA Asset Management Company (Note 5C)                                                         -
       Dividends from affiliated underlying funds                                                    325
       Interest                                                                                        -
                                                                                                --------
           Total assets                                                                          359,785
                                                                                                --------
LIABILITIES
   Payables:
      Securities purchased                                                                           325
      Capital shares redeemed                                                                        155
   Other accrued expenses and payables                                                                27
                                                                                                --------
          Total liabilities                                                                          507
                                                                                                --------
              Net assets applicable to capital shares outstanding                               $359,278
                                                                                                ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                               $319,860
  Accumulated undistributed net investment income                                                    498
  Accumulated net realized gain on investments                                                       878
  Net unrealized appreciation of investments                                                      38,042
                                                                                                --------
              Net assets applicable to capital shares outstanding                               $359,278
                                                                                                ========
  Capital shares outstanding, unlimited number of shares
      authorized, no par value                                                                    30,393
                                                                                                ========
  Net asset value, redemption price, and offering price per share                               $  11.82
                                                                                                ========

See accompanying notes to financial statements

================================================================================

38  | USAA TARGET RETIREMENT FUNDS

================================================================================

                         USAA TARGET RETIREMENT
------------------------------------------------------------------------------
2020 FUND        2030 FUND         2040 FUND         2050 FUND       2060 FUND
------------------------------------------------------------------------------
$626,588        $1,124,219        $1,178,989          $623,699         $33,817

   6,007            10,201            14,082             8,392             526

     212               811               536               389             104
       -                 -                 -                 -              21
     471               470               219                36               2
       1                 1                 1                 1               -
------------------------------------------------------------------------------
 633,279         1,135,702         1,193,827           632,517          34,470
------------------------------------------------------------------------------

     471               470               219                36               2
     418               913               585               363              15
      37                31                23                30              21
------------------------------------------------------------------------------
     926             1,414               827               429              38
------------------------------------------------------------------------------
$632,353        $1,134,288        $1,193,000          $632,088         $34,432
==============================================================================

$530,053        $  916,256        $  942,432          $502,542         $33,132
   5,963             8,111             5,859             2,130             129
   1,007             8,198            10,423             3,622             426
  95,330           201,723           234,286           123,794             745
------------------------------------------------------------------------------
$632,353        $1,134,288        $1,193,000          $632,088         $34,432
==============================================================================

  49,769            85,512            90,743            48,259           3,078
==============================================================================
$  12.71        $    13.26        $    13.15          $  13.10         $ 11.19
==============================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  39

================================================================================

STATEMENTS OF OPERATIONS (IN THOUSANDS)

Six-month period ended June 30, 2015 (unaudited)

                                                                                  USAA TARGET RETIREMENT
--------------------------------------------------------------------------------------------------------
                                                                                             INCOME FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income distributions from affiliated underlying funds                                          $3,702
   Interest                                                                                            2
                                                                                                  ------
            Total income                                                                           3,704
                                                                                                  ------
EXPENSES
   Custody and accounting fees                                                                        22
   Postage                                                                                            10
   Shareholder reporting fees                                                                          5
   Trustees' fees                                                                                     13
   Registration fees                                                                                  22
   Professional fees                                                                                  37
   Other                                                                                               6
                                                                                                  ------
           Total expenses                                                                            115
                                                                                                  ------
   Expenses reimbursed                                                                                 -
                                                                                                  ------
           Net expenses                                                                              115
                                                                                                  ------
NET INVESTMENT INCOME                                                                              3,589
                                                                                                  ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on sales of affiliated underlying funds                                         (273)
  Change in net unrealized appreciation/depreciation of affiliated
      underlying funds                                                                               (39)
                                                                                                  ------
          Net realized and unrealized gain (loss)                                                   (312)
                                                                                                  ------
  Increase in net assets resulting from operations                                                $3,277
                                                                                                  ======

See accompanying notes to financial statements.

================================================================================

40  | USAA TARGET RETIREMENT FUNDS

================================================================================

                         USAA TARGET RETIREMENT
------------------------------------------------------------------------------
2020 FUND        2030 FUND         2040 FUND         2050 FUND       2060 FUND
------------------------------------------------------------------------------
  $6,048          $ 8,230            $ 6,010           $ 2,271            $109
       3                7                  8                 4               -
  ----------------------------------------------------------------------------
   6,051            8,237              6,018             2,275             109
  ----------------------------------------------------------------------------

      22               24                 24                22              19
      17               35                 38                25               4
       9               16                 20                13               2
      13               13                 13                13              13
      25               27                 28                26              19
      41               46                 46                41              33
       7                9                  9                 7               6
  ----------------------------------------------------------------------------
     134              170                178               147              96
  ----------------------------------------------------------------------------
       -                -                  -                 -             (80)
  ----------------------------------------------------------------------------
     134              170                178               147              16
  ----------------------------------------------------------------------------
   5,917            8,067              5,840             2,128              93
  ----------------------------------------------------------------------------

  (1,425)          (5,186)            (7,734)           (3,271)            (90)

   3,199           16,031             25,843            15,026             597
  ----------------------------------------------------------------------------
   1,774           10,845             18,109            11,755             507
  ----------------------------------------------------------------------------
  $7,691          $18,912            $23,949           $13,883            $600
  ============================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  41

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Six-month period ended June 30, 2015 (unaudited), and year ended December 31,
2014

                                                                                 USAA TARGET RETIREMENT
                                                                              --------------------------
                                                                                      INCOME FUND
                                                                              --------------------------
                                                                              6/30/2015       12/31/2014
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                      $  3,589          $ 10,446
   Net realized gain (loss) on sales of affiliated underlying funds               (273)            1,146
   Net realized gain on capital gain distributions from affiliated
       underlying funds                                                              -             3,744
   Change in net unrealized appreciation/depreciation of
       affiliated underlying funds                                                 (39)           (3,019)
                                                                              --------------------------
       Increase in net assets resulting from operations                          3,277            12,317
                                                                              --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                        (3,124)          (12,414)
   Net realized gains                                                                -              (461)
                                                                              --------------------------
       Distributions to shareholders                                            (3,124)          (12,875)
                                                                              --------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                    29,125            79,882
   Reinvested dividends                                                          3,084            12,666
   Cost of shares redeemed                                                     (40,391)          (84,171)
                                                                              --------------------------
       Increase (decrease) in net assets from capital share transactions        (8,182)            8,377
                                                                              --------------------------
   Capital contribution from USAA Transfer Agency Company                            -                 -
                                                                              --------------------------
   Net increase (decrease) in net assets                                        (8,029)            7,819

NET ASSETS
    Beginning of period                                                        367,307           359,488
                                                                              --------------------------
    End of period                                                             $359,278          $367,307
                                                                              ==========================
Accumulated undistributed net investment income:
    End of period                                                             $    498          $     33
                                                                              ==========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                   2,432             6,670
   Shares issued for dividends reinvested                                          259             1,062
   Shares redeemed                                                              (3,375)           (7,025)
                                                                              --------------------------
       Increase (decrease) in shares outstanding                                  (684)              707
                                                                              ==========================

See accompanying notes to financial statements.

================================================================================

42  | USAA TARGET RETIREMENT FUNDS

================================================================================

                     USAA TARGET RETIREMENT
----------------------------------------------------------------
          2020 FUND                           2030 FUND
----------------------------------------------------------------
6/30/2015      12/31/2014            6/30/2015        12/31/2014
----------------------------------------------------------------
$  5,917         $ 18,453           $    8,067        $   29,543
  (1,425)           3,094               (5,186)            5,559

       -            8,966                    -            21,813

   3,199           (8,301)              16,031           (19,565)
----------------------------------------------------------------
   7,691           22,212               18,912            37,350
----------------------------------------------------------------

       -          (18,413)                   -           (29,513)
       -           (7,140)                   -           (15,667)
----------------------------------------------------------------
       -          (25,553)                   -           (45,180)
----------------------------------------------------------------

  39,105          107,746               80,330           195,743
       3           25,471                  (10)           45,081
 (64,808)        (112,078)            (100,291)         (171,796)
----------------------------------------------------------------
 (25,700)          21,139              (19,971)           69,028
----------------------------------------------------------------
       -                -                    -                 -
----------------------------------------------------------------
 (18,009)          17,798               (1,059)           61,198

 650,362          632,564            1,135,347         1,074,149
----------------------------------------------------------------
$632,353         $650,362           $1,134,288        $1,135,347
================================================================

$  5,963         $     46           $    8,111        $       44
================================================================

   3,063            8,367                6,029            14,647
       -            2,001                   (1)            3,396
  (5,074)          (8,677)              (7,525)          (12,820)
----------------------------------------------------------------
  (2,011)           1,691               (1,497)            5,223
================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS) (continued)

Six-month period ended June 30, 2015 (unaudited), and year ended
December 31, 2014

                                                                                  USAA TARGET RETIREMENT
                                                                               -------------------------
                                                                                        2040 FUND
                                                                               -------------------------
                                                                               6/30/2015      12/31/2014
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                      $    5,840      $   26,874
   Net realized gain (loss) on sales of affiliated underlying funds               (7,734)          6,715
   Net realized gain on capital gain distributions from
       affiliated underlying funds                                                     -          26,703
   Change in net unrealized appreciation/depreciation of
       affiliated underlying funds                                                25,843         (25,303)
                                                                              --------------------------
       Increase in net assets resulting from operations                           23,949          34,989
                                                                              --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                               -         (26,860)
   Net realized gains                                                                  -         (18,629)
                                                                              --------------------------
       Distributions to shareholders                                                   -         (45,489)
                                                                              --------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                      90,745         207,524
   Reinvested dividends                                                                5          45,443
   Cost of shares redeemed                                                       (94,909)       (170,921)
                                                                              --------------------------
       Increase (decrease) in net assets from capital share transactions          (4,159)         82,046
                                                                              --------------------------
   Capital contribution from USAA Transfer Agency Company                              -               1
                                                                              --------------------------
   Net increase in net assets                                                     19,790          71,547

NET ASSETS
    Beginning of period                                                        1,173,210       1,101,663
                                                                              --------------------------
    End of period                                                             $1,193,000      $1,173,210
                                                                              ==========================
Accumulated undistributed net investment income:
    End of period                                                             $    5,859      $       19
                                                                              ==========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                     6,883          15,737
   Shares issued for dividends reinvested                                              -           3,461
   Shares redeemed                                                                (7,192)        (12,930)
                                                                              --------------------------
       Increase (decrease) in shares outstanding                                    (309)          6,268
                                                                              ==========================

See accompanying notes to financial statements.

================================================================================

44  | USAA TARGET RETIREMENT FUNDS

================================================================================

                              USAA TARGET RETIREMENT
--------------------------------------------------------------------------------
            2050 FUND                                   2060 FUND
--------------------------------------------------------------------------------
6/30/2015           12/31/2014                6/30/2015               12/31/2014
--------------------------------------------------------------------------------
$  2,128              $ 12,255                  $    93                  $   452
  (3,271)                 (977)                     (90)                    (126)

       -                15,172                        -                      642

   15,026               (9,202)                     597                     (379)
--------------------------------------------------------------------------------
   13,883               17,248                      600                      589
--------------------------------------------------------------------------------

       -               (12,252)                       -                     (416)
       -                (8,182)                       -                     (131)
--------------------------------------------------------------------------------
       -               (20,434)                       -                     (547)
--------------------------------------------------------------------------------

  66,542               135,320                   11,529                   17,904
       2                20,411                        2                      421
 (56,235)              (86,101)                  (3,507)                  (4,336)
--------------------------------------------------------------------------------
  10,309                69,630                    8,024                   13,989
--------------------------------------------------------------------------------
       -                     -                        -                        -
--------------------------------------------------------------------------------
  24,192                66,444                    8,624                   14,031

 607,896               541,452                   25,808                   11,777
--------------------------------------------------------------------------------
$632,088              $607,896                  $34,432                  $25,808
================================================================================

$  2,130              $      2                  $   129                  $    36
================================================================================

   5,074                10,403                    1,029                    1,630
       -                 1,564                        -                       38
  (4,282)               (6,588)                    (312)                    (393)
--------------------------------------------------------------------------------
     792                 5,379                      717                    1,275
================================================================================

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Target Retirement Income Fund (Target Income), the USAA Target Retirement 2020 Fund (Target 2020), the USAA Target Retirement 2030 Fund (Target 2030), the USAA Target Retirement 2040 Fund (Target 2040), the USAA Target Retirement 2050 Fund (Target 2050), and the USAA Target Retirement 2060 Fund (Target 2060) (collectively, the Funds), which are classified as diversified under the 1940 Act. Each Fund's investment objective is to provide capital appreciation and current income consistent with its current investment allocation.

Each Fund is a "fund of funds" in that it invests in a portfolio of underlying USAA equity and fixed-income mutual funds (underlying USAA Funds) managed by USAA Asset Management Company (the Manager), an affiliate of the Funds, according to an asset allocation strategy designed for investors planning to start withdrawing funds for retirement in or within a few years of each Fund's specific year (target date) included in its name.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers,

================================================================================

46  | USAA TARGET RETIREMENT FUNDS

================================================================================

    and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and the Manager, an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Investments in the underlying USAA Funds and other open-end investment companies, other than exchange-traded funds (ETFs) are valued at their net asset value (NAV) at the end of each business day.

    2. The underlying USAA Funds have specific valuation procedures. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause a fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

        broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Funds' policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income and capital gain distributions from the underlying USAA Funds are recorded on the ex-dividend date. Interest income is

================================================================================

48  | USAA TARGET RETIREMENT FUNDS

================================================================================

    recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. EXPENSES PAID INDIRECTLY - Through arrangements with the Funds' custodian and other banks utilized by the Funds for cash management purposes, realized credits, if any, generated from cash balances in the Funds' bank accounts may be used to directly reduce the Funds' expenses. For the six-month period ended June 30, 2015, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Funds participate in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, each Fund may borrow from CAPCO an amount up to 5% of its total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

For the six-month period ended June 30, 2015, the facility fees paid (in thousands) to CAPCO by the Funds and the related percent of those fees to the total fees paid to CAPCO by all USAA Funds are as follows:

                         TARGET     TARGET   TARGET   TARGET   TARGET    TARGET
                         INCOME      2020     2030     2040     2050      2060
--------------------------------------------------------------------------------
Fees paid                  $1         $2       $3       $3       $2       -*
% of total fees           0.5%       0.9%     1.6%     1.7%     0.9%      -*

*Represents less than $500 or 0.1%

The Funds had no borrowings under this agreement during the six-month period ended June 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Funds' tax year-end of December 31, 2015, in accordance with applicable tax law.

Distributions of net investment income are made quarterly by Target Income and annually by each of the other Funds or as otherwise required to avoid the payment of federal taxes. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2014, the Funds had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended June 30, 2015, the Funds did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

50  | USAA TARGET RETIREMENT FUNDS

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended June 30, 2015, were as follows (in thousands):

                     TARGET    TARGET     TARGET     TARGET      TARGET     TARGET
                     INCOME     2020       2030       2040        2050       2060
------------------------------------------------------------------------------------
Cost of purchases   $17,357    $32,130    $60,998    $67,140     $43,530    $9,059
Proceeds from
 sales/maturities    25,571     47,778     66,025     62,395      30,148     1,050

As of June 30, 2015, the cost of securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation of investments and resulting net appreciation (depreciation) were as follows (in thousands):

                    TARGET     TARGET     TARGET     TARGET     TARGET      TARGET
                    INCOME      2020       2030       2040       2050        2060
------------------------------------------------------------------------------------
Unrealized
 appreciation       $41,437   $101,223   $216,884    $252,985    $130,773   $1,017
Unrealized
 depreciation         3,395      5,893     15,161      18,699       6,979      272
------------------------------------------------------------------------------------
Net                 $38,042   $ 95,330   $201,723    $234,286    $123,794    $ 745
------------------------------------------------------------------------------------

(5) AGREEMENTS WITH MANAGER

A. ADVISORY AGREEMENT - The Manager carries out the Funds' investment policies and manages the Funds' portfolios pursuant to an Advisory Agreement. The Manager does not receive any management fees from the Funds for these services.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Funds. The Manager does not receive any fees from the Funds for these services.

    In addition to the services provided under its Administration and Servicing Agreement with the Funds, the Manager also provides certain compliance and legal services for the benefit of the Funds. The Trust's Board of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    Trustees has approved the billing of these expenses to the Funds. These expenses are included in the professional fees on the Funds' Statements of Operations and, for the six-month period ended June 30, 2015, were as follows (in thousands).

                    TARGET     TARGET     TARGET    TARGET     TARGET     TARGET
                    INCOME      2020       2030      2040       2050       2060
--------------------------------------------------------------------------------
Compliance and
 legal services       $5         $8         $14       $15        $8         $8

C. EXPENSE LIMITATION - The Manager agreed, through May 1, 2016, to limit the total annual operating expenses of Target 2060 to 0.10% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse Target 2060 for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through May 1, 2016, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended June 30, 2015, Target 2060 incurred reimbursable expenses of $80,000, of which $21,000, was receivable from the Manager.

D. TRANSFER AGENCY AGREEMENT - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Funds. SAS does not receive any fees from the Funds for these services.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Funds' shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Funds are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Funds officers received any compensation from the Funds.

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At

================================================================================

52  | USAA TARGET RETIREMENT FUNDS

================================================================================

June 30, 2015, USAA and its affiliated companies owned 500,000 shares of the USAA Target 2060 Fund, which represents 16.3% of the Fund

(7) TRANSACTIONS WITH AFFILIATED FUNDS

A. SHARE OWNERSHIP -The Funds do not invest in the underlying USAA funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of the underlying USAA funds' net assets. At June 30, 2015, the Funds owned the following percentages of the total outstanding shares of each of the underlying USAA funds:

                       TARGET    TARGET      TARGET   TARGET    TARGET      TARGET
AFFILIATED USAA FUND   INCOME     2020        2030     2040      2050        2060
-----------------------------------------------------------------------------------
Aggressive Growth       0.5%      1.1%       3.0%      3.9%      2.2%        0.1%
Emerging Markets        0.8       1.8        5.0       5.9       3.4         0.2
Flexible Income         7.3      11.5       17.0      14.6       6.4         0.2
Global Managed
 Volatility             6.9      12.3       22.0      23.2      12.7         1.4
Growth                  0.5       1.1        2.9       3.9       2.2         0.1
High Income             0.8       1.5        2.1       1.1       0.1          -*
Income                  0.6       1.0        1.2       0.5       0.1          -*
Income Stock            0.6       1.6        4.1       5.1       3.0         0.2
Intermediate-
 Term Bond              1.6       2.7        3.5       1.7       0.2          -*
International           0.9       2.2        5.9       7.3       4.3         0.2
Precious Metals and
 Minerals               0.2       0.5        1.5       2.1       1.2         0.1
Real Return             3.2       5.5        8.6       7.6       3.7         0.1
S&P 500 Index             -*        -*         -*      0.1         -*          -*
Short-Term Bond         1.8       1.9        0.6         -*        -           -*
Small Cap Stock         0.6       1.4        4.1       5.4       3.4         0.2
Total Return
 Strategy               2.7       5.7       13.8      16.8       8.7         0.4
Ultra Short-Term
 Bond                   3.7       3.2        1.9       2.4       1.2         0.1
Value                   1.3       3.3        8.6      11.2       6.3         0.4

* Represents less than 0.1%.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

B. TRANSACTIONS WITH AFFILIATED FUNDS - The following tables provide details related to each Fund's investment in the underlying USAA funds as of June 30, 2015 (in thousands):

TARGET INCOME:

                         PURCHASE       SALES        DIVIDEND      REALIZED               MARKET VALUE
AFFILIATED USAA FUND      COST(A)     PROCEEDS        INCOME      GAIN(LOSS)(B)    12/31/2014    06/30/2015
------------------------------------------------------------------------------------------------------------
Aggressive Growth         $   37       $    -        $     -         $    -          $ 6,623      $ 6,898
Emerging Markets               -        1,569              -           (142)          10,157        8,666
Flexible Income              258          438            258            (17)          12,390       11,782
Global Managed
 Volatility                6,647            -              -              -                -        6,485
Growth                        37          366              -            (15)          10,139       10,023
High Income                  501        2,104            501            (93)          19,422       17,488
Income                       884        2,989            593             72           38,531       35,812
Income Stock                 539        1,904            246            (52)          19,814       17,709
Intermediate-Term
 Bond                      1,651        2,737         1,123               6           56,694       54,460
International                  -          291             -             (22)          30,899       32,695
Precious Metals
 and Minerals                  -           36             -             (19)           1,367        1,281
Real Return                   61        1,247            61             (49)          16,068       14,633
S&P 500 Index              1,416          687            99              22            9,971       10,724
Short-Term Bond            2,331        4,527           663             (30)          75,760       73,484
Small Cap Stock            1,925        2,894             -              88            9,924        9,500
Total Return
 Strategy                     28          967            29              35            5,794        4,717
Ultra Short-Term
 Bond                        859          933           129              (5)          19,275       19,199
Value                        183        1,882             -             (52)          20,340       19,086

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) Includes capital gain distributions received, if any.

================================================================================

54  | USAA TARGET RETIREMENT FUNDS

================================================================================

TARGET 2020:

                         PURCHASE       SALES        DIVIDEND      REALIZED               MARKET VALUE
AFFILIATED USAA FUND      COST(A)     PROCEEDS        INCOME      GAIN(LOSS)(B)    12/31/2014    06/30/2015
------------------------------------------------------------------------------------------------------------
Aggressive Growth        $    65       $1,514        $      -        $ (79)         $16,395        $15,528
Emerging Markets               -        6,145               -         (492)          26,136         20,320
Flexible Income              415        1,590             415         (106)          20,510         18,651
Global Managed
 Volatility               11,821            -               -            -                -         11,533
Growth                       130        2,605               -           13           24,933         23,013
High Income                  896        1,950             896          (47)          33,892         32,219
Income                     1,506        1,950             991          (32)          62,360         60,863
Income Stock                 990        5,289             602         (113)          49,387         43,291
Intermediate-Term
 Bond                      2,210        1,623           1,932          (41)          96,578         95,173
International                  -        5,131               -          127           78,033         78,022
Precious Metals
 and Minerals                  -          854               -         (815)           4,425          3,546
Real Return                  103        2,095             103         (154)          27,299         24,845
S&P 500 Index              3,177        1,617             247           19           24,437         26,068
Short-Term Bond            5,862        1,623             690          (10)          74,223         78,361
Small Cap Stock            4,395        7,467               -          336           23,996         22,279
Total Return
 Strategy                     60        1,737              61           27           12,002          9,991
Ultra Short-Term
 Bond                        112            -             111            -           16,317         16,428
Value                        388        4,588               -          (58)          49,539         46,457

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) Includes capital gain distributions received, if any.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

TARGET 2030:

                          PURCHASE       SALES        DIVIDEND      REALIZED               MARKET VALUE
AFFILIATED USAA FUND       COST(A)     PROCEEDS        INCOME      GAIN(LOSS)(B)    12/31/2014    06/30/2015
--------------------------------------------------------------------------------------------------------------
Aggressive Growth         $   113       $ 1,158        $     -       $   (93)       $ 41,143       $ 41,561
Emerging Markets                -         5,883              -        (1,270)         64,851         55,713
Flexible Income               601         1,237            601          (104)         29,134         27,500
Global Managed
 Volatility                21,193             -              -             -               -         20,675
Growth                        226         4,059              -            22          62,968         60,546
High Income                 2,349             -          1,219             -          44,632         46,092
Income                      2,281         4,068          1,168           (51)         73,852         70,841
Income Stock                2,593         6,469          1,586          (241)        122,737        114,147
Intermediate-Term
 Bond                       7,663         2,909          2,461           (84)        119,103        121,265
International                   -         3,708              -          (155)        201,296        211,171
Precious Metals
 and Minerals                   -         2,248              -        (3,006)         12,461         10,115
Real Return                   162         2,910            162          (146)         41,585         39,023
S&P 500 Index               7,770         5,926            609            65          61,166         63,202
Short-Term Bond             3,606        10,451            211           (28)         21,616         22,280
Small Cap Stock            11,221         9,692              -            54          59,958         64,031
Total Return Strategy         145         1,582            145           (56)         26,207         23,994
Ultra Short-Term
 Bond                          68         1,695             68           (10)         11,618          9,992
Value                       1,007         2,030              -           (83)        124,074        122,071

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) Includes capital gain distributions received, if any.

================================================================================

56  | USAA TARGET RETIREMENT FUNDS

================================================================================

TARGET 2040:

                         PURCHASE        SALES        DIVIDEND       REALIZED               MARKET VALUE
AFFILIATED USAA FUND      COST(A)      PROCEEDS        INCOME      GAIN(LOSS)(B)    12/31/2014    06/30/2015
------------------------------------------------------------------------------------------------------------
Aggressive Growth         $   234       $     -        $     -       $     -        $ 51,077       $ 53,149
Emerging Markets                -        16,463              -        (1,963)         81,478         65,921
Flexible Income               520         1,056            520           (91)         25,116         23,720
Global Managed
 Volatility                22,402             -              -             -               -         21,856
Growth                        352             -              -             -          77,654         79,713
High Income                 3,779             -            605             -          19,817         23,146
Income                      3,090         3,060            537           (69)         31,989         31,434
Income Stock                3,356        12,919          1,965          (461)        155,336        139,872
Intermediate-Term
 Bond                       7,048         3,060          1,193           (78)         55,269         57,968
International                   -         3,493              -          (187)        250,594        264,056
Precious Metals
 and Minerals                   -         3,367              -        (4,644)         18,062         14,571
Real Return                   143         1,288            143           (84)         36,233         34,479
S&P 500 Index              10,202         4,040            774            48          75,958         82,328
Short-Term Bond                 4             -              4             -             475            478
Small Cap Stock            14,349         7,891              -            85          74,303         85,007
Total Return
 Strategy                     185         3,178            185          (154)         33,125         29,174
Ultra Short-Term
 Bond                          85             -             84             -          12,383         12,467
Value                       1,391         2,580              -          (136)        157,264        159,650

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) Includes capital gain distributions received, if any.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

TARGET 2050:

                         PURCHASE        SALES        DIVIDEND       REALIZED               MARKET VALUE
AFFILIATED USAA FUND      COST(A)      PROCEEDS        INCOME      GAIN(LOSS)(B)    12/31/2014    06/30/2015
------------------------------------------------------------------------------------------------------------
Aggressive Growth        $   121       $     -        $     -       $      -       $ 29,110       $ 30,278
Emerging Markets           2,505        13,300              -         (1,194)        48,064         37,744
Flexible Income              228           241            228            (12)        10,809         10,416
Global Managed
 Volatility               12,239             -              -              -              -         11,943
Growth                       791           303              -            (16)        44,370         45,839
High Income                1,334             -             58              -          1,008          2,298
Income                       837             -             59              -          2,962          3,730
Income Stock               1,927         5,676          1,147           (224)        89,620         82,438
Intermediate-Term
 Bond                      6,588             -            129              -          1,727          8,120
International                  -         1,629              -           (119)       145,644        153,884
Precious Metals
 and Minerals                  -         1,438              -         (1,673)         9,670          8,103
Real Return                1,046           362             69            (22)        16,302         16,691
S&P 500 Index              6,172             -            448              -         42,554         48,800
Small Cap Stock            8,221         1,286              -             (4)        43,393         52,812
Total Return
 Strategy                      91          361             91              7         15,873         15,110
Ultra Short-Term
 Bond                          42            -             42              -          6,146          6,188
Value                       1,388        5,552              -            (14)        91,309         89,305

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) Includes capital gain distributions received, if any.

================================================================================

58  | USAA TARGET RETIREMENT FUNDS

================================================================================

TARGET 2060:

                         PURCHASE        SALES        DIVIDEND       REALIZED               MARKET VALUE
AFFILIATED USAA FUND      COST(A)      PROCEEDS        INCOME      GAIN(LOSS)(B)    12/31/2014    06/30/2015
------------------------------------------------------------------------------------------------------------
Aggressive Growth         $  210         $   -          $  -           $  -           $1,348         $1,611
Emerging Markets             699           311             -            (46)           1,997          2,403
Flexible Income               70            11             8             (1)             351            395
Global Managed
 Volatility                1,367             -             -              -                -          1,340
Growth                       420             -             -              -            2,027          2,491
High Income                  184             -             3              -                3            184
Income                       277             -             3              -                4            275
Income Stock                 504           249            58            (13)           4,059          4,145
Intermediate-Term
 Bond                        466             -             6              -                4            460
International              2,191           243             -             (6)           5,940          8,316
Precious Metals
 and Minerals                 66            79             -            (19)             373            352
Real Return                  108            17             2             (1)             523            603
S&P 500 Index                471             -            23              -            2,021          2,498
Short-Term Bond                -             -             -              -                4              4
Small Cap Stock              849             -             -              -            1,796          2,768
Total Return
 Strategy                    138            16             4              -              534            634
Ultra Short-Term
 Bond                         74             -             2              -              231            304
Value                        965           124             -             (4)           4,087          5,034

(a) Includes reinvestment of distributions from dividend income and realized gains.
(b) Includes capital gain distributions received, if any.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

(8) FINANCIAL HIGHLIGHTS - TARGET INCOME

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED
                              JUNE 30,                           YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------------------------------
                                2015          2014         2013         2012        2011           2010
                            ---------------------------------------------------------------------------
Net asset value at
  beginning of period       $  11.82      $  11.84     $  11.50     $  10.83    $  10.98       $  10.17
                            ---------------------------------------------------------------------------
Income (loss) from
  investment operations:
 Net investment income           .12           .34          .32          .32         .35            .35
 Net realized and
  unrealized gain (loss)        (.02)          .05          .31          .70        (.14)           .82
                            ---------------------------------------------------------------------------
Total from investment
  operations                     .10           .39          .63         1.02         .21           1.17
                            ---------------------------------------------------------------------------
Less distributions from:
 Net investment income          (.10)         (.40)        (.25)        (.32)       (.35)          (.35)
 Realized capital gains            -          (.01)        (.04)        (.03)       (.01)          (.01)
                            ---------------------------------------------------------------------------
Total distributions             (.10)         (.41)        (.29)        (.35)       (.36)          (.36)
                            ---------------------------------------------------------------------------
Net asset value at
  end of period             $  11.82      $  11.82     $  11.84     $  11.50    $  10.83       $  10.98
                            ===========================================================================
Total return (%)*                .87          3.36         5.58         9.49        1.97          11.65
Net assets at end
   of period (000)          $359,278      $367,307     $359,488     $335,019    $257,347       $189,383
Ratios to average
   net assets:**(a)
 Expenses (%)(b)                 .06(d)        .05          .05          .06(c)      .04(c)           -
 Expenses, excluding
   reimbursements (%)(b)         .06(d)        .05          .05          .06         .07            .12
 Net investment
   income (%)                   1.98(d)       2.80         2.71         2.93        3.28           3.61
Portfolio turnover (%)             5            11           31            9          11             22
  *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the six-month period ended June 30, 2015, average net assets were $365,451,000.
(a)  Calculated excluding the Fund's pro-rata share of expenses of the underlying USAA funds.
(b)  Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                   -             -         (.00%)(+)    (.00%)(+)   (.00%)(+)      (.00%)(+)

     (+)Represents less than 0.01% of average net assets.
(c)  Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.05% of the Fund's average net assets.
(d)  Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

60  | USAA TARGET RETIREMENT FUNDS

================================================================================

(8) FINANCIAL HIGHLIGHTS - TARGET 2020

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED
                              JUNE 30,                           YEAR ENDED DECEMBER 31,
                            ---------------------------------------------------------------------------
                                2015          2014         2013         2012        2011           2010
                            ---------------------------------------------------------------------------
Net asset value at
 beginning of period        $  12.56      $  12.63     $  12.00     $  11.12    $  11.43       $  10.38
                            ---------------------------------------------------------------------------
Income (loss) from
  investment operations:
 Net investment income           .12           .37          .33          .34         .34            .31
 Net realized and
  unrealized gain (loss)         .03           .07          .77          .91        (.28)          1.06
                            ---------------------------------------------------------------------------
Total from investment
  operations                     .15           .44         1.10         1.25         .06           1.37
                            ---------------------------------------------------------------------------
Less distributions from:
 Net investment income             -          (.37)        (.34)        (.33)       (.34)          (.31)
 Realized capital gains            -          (.14)        (.13)        (.04)       (.03)          (.01)
                            ---------------------------------------------------------------------------
Total distributions                -          (.51)        (.47)        (.37)       (.37)          (.32)
                            ---------------------------------------------------------------------------
Net asset value at
  end of period             $  12.71       $ 12.56     $  12.63     $  12.00    $  11.12        $ 11.43
                            ===========================================================================
Total return (%)*               1.19          3.45         9.16        11.26         .52          13.28
Net assets at
   end of period (000)      $632,353      $650,362     $632,564     $558,821    $463,660       $362,934
Ratios to average
   net assets:**(a)
 Expenses (%)(b)                 .04(d)        .03          .04          .04(c)      .03(c)           -
 Expenses, excluding
   reimbursements (%)(b)         .04(d)        .03          .04          .04         .05            .08
 Net investment
   income (%)                   1.84(d)       2.82         2.73         2.90        3.16           3.56
Portfolio turnover (%)             5            15           20           12          17             17
  *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the six-month period ended June 30, 2015, average net assets were $648,597,000.
(a)  Calculated excluding the Fund's pro-rata share of expenses of the underlying USAA Funds.
(b)  Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:
                                   -             -         (.00%)(+)    (.00%)(+)   (.00%)(+)      (.00%)(+)

     (+) Represents less than 0.01% of average net assets.
(c)  Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.05% of the Fund's average net assets.
(d)  Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

(8) FINANCIAL HIGHLIGHTS - TARGET 2030

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED
                              JUNE 30,                           YEAR ENDED DECEMBER 31,
                            -----------------------------------------------------------------------------
                                  2015          2014           2013        2012         2011         2010
                            -----------------------------------------------------------------------------
Net asset value at
  beginning of period       $    13.05    $    13.13     $    12.03     $ 10.93     $  11.37     $  10.10
                            -----------------------------------------------------------------------------
Income (loss) from
  investment operations:
 Net investment income             .09           .35            .30         .29          .28          .26
 Net realized and
  unrealized gain (loss)           .12           .11           1.35        1.15         (.41)        1.29
                            -----------------------------------------------------------------------------
Total from investment
  operations                       .21           .46           1.65        1.44         (.13)        1.55
                            -----------------------------------------------------------------------------
Less distributions from:
 Net investment income               -          (.35)          (.30)       (.29)        (.28)        (.26)
 Realized capital gains              -          (.19)          (.25)       (.05)        (.03)        (.02)
                            -----------------------------------------------------------------------------
Total distributions                  -          (.54)          (.55)       (.34)        (.31)        (.28)
                            -----------------------------------------------------------------------------
Net asset value at end
  of period                 $    13.26    $    13.05     $    13.13     $ 12.03     $  10.93     $  11.37
                            =============================================================================
Total return (%)*                 1.61          3.43          13.71       13.16        (1.16)       15.34
Net assets at end
   of period (000)          $1,134,288    $1,135,347     $1,074,149    $884,192     $705,298     $528,152
Ratios to average
   net assets:**(a)
 Expenses (%)(b)                   .03(d)        .03            .03         .04(c)       .03(c)         -
 Expenses, excluding
   reimbursements (%)(b)           .03(d)        .03            .03         .04          .04          .07
 Net investment
   income (%)                     1.41(d)       2.63           2.43        2.55         2.68         3.03
Portfolio turnover (%)               5            15             17          20           16           21
  *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the six-month period ended June 30, 2015, average net assets were $1,151,135,000.
(a)  Calculated excluding the Fund's pro-rata share of expenses of the underlying USAA Funds.
(b)  Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                     -             -           (.00%)(+)   (.00%)(+)    (.00%)(+)    (.00%)(+)

     (+)Represents less than 0.01% of average net assets.
(c)  Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.05% of the Fund's average net assets.
(d)  Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

62  | USAA TARGET RETIREMENT FUNDS

================================================================================

(8) FINANCIAL HIGHLIGHTS - TARGET 2040

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED
                              JUNE 30,                           YEAR ENDED DECEMBER 31,
                            -----------------------------------------------------------------------------
                                  2015          2014           2013        2012         2011         2010
                            -----------------------------------------------------------------------------
Net asset value at
  beginning of period       $    12.89    $    12.99     $    11.59     $  10.38    $  11.01     $   9.60
                            -----------------------------------------------------------------------------
Income (loss) from
  investment operations:
 Net investment income             .06           .30            .25          .22         .19          .18
 Net realized and
  unrealized gain (loss)           .20           .11           1.75         1.25        (.60)        1.41
                            -----------------------------------------------------------------------------
Total from investment
  operations                       .26           .41           2.00         1.47        (.41)        1.59
                            -----------------------------------------------------------------------------
Less distributions from:
 Net investment income               -          (.30)          (.25)        (.22)       (.19)        (.18)
 Realized capital gains              -          (.21)          (.35)        (.04)       (.03)           -
                            -----------------------------------------------------------------------------
Total distributions                  -          (.51)          (.60)        (.26)       (.22)        (.18)
                            -----------------------------------------------------------------------------
Net asset value at
  end of period             $    13.15    $    12.89     $    12.99     $  11.59    $  10.38     $  11.01
                            =============================================================================
Total return (%)*                 2.02          3.15          17.37        14.22       (3.75)       16.60
Net assets at end
  of period (000)           $1,193,000    $1,173,210     $1,101,663     $872,183    $682,057     $501,653
Ratios to average
  net assets:**(a)
 Expenses (%)(b)                   .03(d)        .03            .03          .04(c)      .03(c)         -
 Expenses, excluding
  reimbursements (%)(b)           .03(d)         .03            .03          .04         .05          .07
 Net investment
  income (%)                       .98(d)       2.33           2.09         2.06        1.92         2.23
Portfolio turnover (%)               5            16             17           18          14           21
  *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the six-month period ended June 30, 2015, average net assets were $1,203,680,000.
(a)  Calculated excluding the Fund's pro-rata share of expenses of the underlying USAA Funds.
(b)  Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                     -             -           (.00%)(+)    (.00%)(+)   (.00%)(+)    (.00%)(+)

     (+)Represents less than 0.01% of average net assets.
(c)  Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.05% of the Fund's average net assets.
(d)  Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

(8) FINANCIAL HIGHLIGHTS - TARGET 2050

Per share operating performance for a share outstanding throughout each period is as follows:

                             SIX-MONTH
                            PERIOD ENDED
                              JUNE 30,                           YEAR ENDED DECEMBER 31,
                            -----------------------------------------------------------------------------
                                  2015          2014           2013        2012         2011         2010
                            -----------------------------------------------------------------------------
Net asset value at
  beginning of period       $  12.81      $  12.86       $  11.25       $   9.96    $  10.65     $   9.21
                            -----------------------------------------------------------------------------
Income (loss) from
  investment operations:
 Net investment income           .04           .26            .21            .15         .10          .10
 Net realized and
  unrealized gain (loss)         .25           .13           1.90           1.34        (.66)        1.44
                            -----------------------------------------------------------------------------
Total from investment
  operations                     .29           .39           2.11           1.49        (.56)        1.54
                            -----------------------------------------------------------------------------
Less distributions from:
  Net investment income            -          (.26)          (.21)          (.15)       (.10)        (.10)
  Realized capital gains           -          (.18)          (.29)          (.05)       (.03)           -
                            -----------------------------------------------------------------------------
Total distributions                -          (.44)          (.50)          (.20)       (.13)        (.10)
                            -----------------------------------------------------------------------------
Net asset value at
  end of period             $  13.10      $  12.81       $  12.86       $  11.25    $   9.96      $ 10.65
                            =============================================================================
Total return (%)*               2.26          3.02          18.81          14.97       (5.27)       16.70
Net assets at end
  of period (000)           $632,088      $607,896       $541,452       $400,958    $297,470     $203,734
Ratios to average
  net assets:**(a)
 Expenses (%)(b)                 .05(d)        .04            .05            .05(c)      .04(c)         -
 Expenses, excluding
  reimbursements (%)(b)          .05(d)        .04            .05            .06         .08          .13
 Net investment
  income (%)                     .68(d)       2.09           1.83           1.45        1.10         1.29
Portfolio turnover (%)             5            16             19             17          14           22
  *  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 **  For the six-month period ended June 30, 2015, average net assets were $631,626,000.
(a)  Calculated excluding the Fund's pro-rata share of expenses of the underlying USAA Funds.
(b)  Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                   -             -           (.00%)(+)      (.00%)(+)   (.00%)(+)    (.00%)(+)

    (+)Represents less than 0.01% of average net assets.
(c) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.05% of the Fund's average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

64  | USAA TARGET RETIREMENT FUNDS

================================================================================

(8) FINANCIAL HIGHLIGHTS - TARGET 2060

Per share operating performance for a share outstanding throughout each period is as follows:

                                                         SIX-MONTH
                                                        PERIOD ENDED     YEAR ENDED       PERIOD ENDED
                                                          JUNE 30,       DECEMBER 31,      DECEMBER 31,
                                                        ----------------------------------------------
                                                            2015              2014             2013***
                                                        ----------------------------------------------
Net asset value at beginning of period                  $  10.93           $ 10.85          $ 10.00
                                                        -------------------------------------------
Income from investment operations:
 Net investment income                                       .03               .25(d)           .18(d)
 Net realized and unrealized gain                            .23               .07(d)           .79(d)
                                                        -------------------------------------------
Total from investment operations                             .26               .32(d)           .97(d)
                                                        -------------------------------------------
Less distributions from:
 Net investment income                                         -              (.18)            (.12)
 Realized capital gains                                        -              (.06)               -
                                                        -------------------------------------------
Total distributions                                            -              (.24)            (.12)
                                                        -------------------------------------------
Net asset value at end of period                        $  11.19           $ 10.93          $ 10.85
                                                        ===========================================
Total return (%)*                                           2.38              2.91             9.69
Net assets at end of period (000)                       $ 34,432           $25,808          $11,777
Ratios to average net assets:**(a)
 Expenses (%)(b)                                             .10(c)            .10              .10(c)
 Expenses, excluding reimbursements (%)(b)                   .62(c)            .78             1.72(c)
 Net investment income (%)                                   .60(c)           2.25             3.36(c)
Portfolio turnover (%)                                         3                16                0
  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2015, average net assets were $31,258,000.
*** Fund commenced operations on July 12, 2013.
(a) Calculated excluding the Fund's pro-rata share of expenses of the underlying USAA Funds.
(b) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                                               -                 -             (.00%)(+)

    (+) Represents less than 0.01% of average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Calculated using average shares.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  65

================================================================================

EXPENSE EXAMPLE

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Funds, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Each Fund also indirectly bears its pro-rata share of the expenses of the underlying USAA funds in which it invests (acquired funds). These acquired fund fees and expenses are not included in the Funds' annualized expense ratios used to calculate the expense estimates in the table on the next page.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2015, through June 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The actual expenses of each Fund, net of reimbursements, are zero.

================================================================================

66  | USAA TARGET RETIREMENT FUNDS

================================================================================

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these direct costs were included, your costs would have been higher. Acquired fund fees and expenses are not included in the Funds' annualized expense ratio used to calculate the expenses paid in the table below. As reported in the Funds' prospectus dated May 1, 2015, the Funds had acquired fund fees and expenses ratios of 0.67% for Target Income, 0.72% for Target 2020, 0.80% for Target 2030, 0.85% for Target 2040, 0.88% for Target 2050, and 0.80% for Target 2060.

================================================================================

                                                          EXPENSE EXAMPLE |   67

================================================================================

                                                                                 ACTUAL EXPENSES
                                          BEGINNING           ENDING           PAID DURING PERIOD**
                                         ACCOUNT VALUE     ACCOUNT VALUE        JANUARY 1, 2015 -
                                        JANUARY 1, 2015    JUNE 30, 2015          JUNE 30, 2015
                                        -------------------------------------------------------------
TARGET INCOME
Actual                                     $1,000.00          $1,008.70                 $0.30
Hypothetical *                              1,000.00           1,024.50                  0.30

TARGET 2020
Actual                                      1,000.00           1,011.90                  0.20
Hypothetical *                              1,000.00           1,024.60                  0.20

TARGET 2030
Actual                                      1,000.00           1,016.10                  0.15
Hypothetical *                              1,000.00           1,024.65                  0.15

TARGET 2040
Actual                                      1,000.00           1,020.20                  0.15
Hypothetical *                              1,000.00           1,024.65                  0.15

TARGET 2050
Actual                                      1,000.00           1,022.60                  0.25
Hypothetical *                              1,000.00           1,024.55                  0.25

TARGET 2060
Actual                                      1,000.00           1,023.80                  0.50
Hypothetical *                              1,000.00           1,024.30                  0.50

 *5% return per year before expenses

**Actual expenses equal each Fund's annualized expense ratio of 0.06% for Target
  Income, 0.04% for Target 2020, 0.03% for Target 2030, 0.03% for Target 2040, 0.05% for Target 2050, 0.10% for Target 2060, which is net of any reimbursements and excludes expenses of the acquired funds, multiplied by 181 days/365 days (to reflect the one-half year period). Each Funds' actual ending account value is based on its actual total return for the current period of January 1, 2015, through June 30, 2015. These total returns equaled 0.87%, 1.19%, 1.61%, 2.02%, 2.26%, and 2.38% for the Target Income, Target 2020,
  Target 2030, Target 2040, Target 2050, and Target 2060 Funds, respectively.

================================================================================

68  | USAA TARGET RETIREMENT FUNDS

================================================================================

ADVISORY AGREEMENT(S)

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to each of the Funds.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Funds' investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Funds, as well as information regarding the Manager's revenues and costs of providing services to the Funds and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuance of the Advisory Agreement with respect to the Funds. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Funds in private sessions with their counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Funds' performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the services provided to the Funds by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Funds, the Manager and its affiliates provide administrative services, stockholder services, oversight of the Funds' accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Funds and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well

================================================================================

70  | USAA TARGET RETIREMENT FUNDS

================================================================================

as current staffing levels. The Manager's role in coordinating the activities of the Funds' other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Funds, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Funds by the Manager, including the Manager's oversight of the Funds' day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Funds' advisory fees and total expense ratios as compared to other open-end investment companies deemed to be comparable to the Funds as determined by the independent third party in its report. The Funds' expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Funds based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classifications/objectives as the Funds regardless of asset size, excluding outliers (the "expense universe"). The Board noted that the Manager does not receive a management fee from the Funds. The data indicated that the total expense ratio for each Fund, which included underlying fund expenses and any reimbursements, was below the median of its respective expense group and its respective expense universe. The Board took into account the various services provided to the Funds by the Manager and its affiliates. The Board also took into account the high quality of services provided by the Manager.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  71

================================================================================

In considering the Funds' performance, the Board noted that it reviews at its regularly scheduled meetings information about the Funds' performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Funds' average annual total returns with their Lipper indexes and with that of other mutual funds deemed to be in their peer group by the independent third party in its report (the "performance universe"). Each Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the performance of the Target Retirement Income Fund was lower than the average of its performance universe and its Lipper index for the one-year period ended December 31, 2014 and was above the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2014; the performance of each of the Target Retirement 2020 Fund, Target Retirement 2030 Fund, Target Retirement 2040 Fund, and Target Retirement 2050 Fund, was lower than the average of its performance universe and its Lipper index for the one-, three-, and five- year periods ended December 31, 2014; and the performance of the Target Retirement 2060 Fund was lower than the average of its performance universe and its Lipper index for the one-year period ended December 31, 2014.

The Board also noted that the Target Retirement Income Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2014, was in the top 45% of its performance universe for the three-year period ended December 31, 2014, and was in the top 35% its performance universe for the five-year period ended December 31, 2014; the Target Retirement 2020 Fund's, Target Retirement 2030 Fund's, Target Retirement 2040 Fund's, and Target Retirement 2050 Fund's percentile performance ranking were each in the bottom 50% of their performance universes for the one-, three-, and five-year periods ended December 31, 2014; and the Target Retirement 2060 Fund's percentile performance rankings was in the bottom 50% of its performance universe for the one-year period ended December 31, 2014. The Board took into account that the Target Retirement 2060 Fund commenced operations on July 12, 2013,

================================================================================

72  | USAA TARGET RETIREMENT FUNDS

================================================================================

and therefore, has a relatively limited performance history. The Board took into account management's discussion of the Funds' performance, including the Funds' investment approaches and the impact of market conditions on the Funds' performance relative to their peers.

COMPENSATION AND PROFITABILITY - The Board took into consideration that the Manager does not collect a management fee from the Funds. The information considered by the Board included operating profit margin information for the Manager's business as a whole. This information included a review of the methodology used in the allocation of certain costs to the Funds. The Trustees reviewed the profitability of the Manager's relationship with the Funds before tax expenses. The Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Funds for which they receive no compensation. The Board also took into account the Manager's receipt of fees from the underlying funds. The Board also noted that the manager reimburses certain expenses for each Fund. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Funds.

The Board also took into account the high quality of services received by the Funds from the Manager. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Funds and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - With respect to the consideration of any economies of scale to be realized by the Funds, the Board took into account that the Manager does not receive any advisory fees under the Advisory Agreement. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effects of the Funds' growth and size on the Funds' performance and fees, noting that if the Funds' assets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Advisory Agreement with the Manager with respect to each Fund, among

================================================================================

                                                     ADVISORY AGREEMENT(S) |  73

================================================================================

others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement;
(ii) the Manager maintains an appropriate compliance program; (iii) the performance of each of the Funds is being addressed; (iv) each Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates level of profitability from their relationship with each Fund, if any, is reasonable in light of the nature and high quality of services provided by the Manager and the type of Funds. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Funds and its shareholders.

================================================================================

74  | USAA TARGET RETIREMENT FUNDS

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
       USAA        We know what it means to serve.(R)              10%

   =============================================================================
   88219-0815                                (C)2015, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA TOTAL RETURN STRATEGY FUND]

 ======================================================

        SEMIANNUAL REPORT
        USAA TOTAL RETURN STRATEGY FUND
        FUND SHARES o INSTITUTIONAL SHARES
        JUNE 30, 2015

 ======================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"MANY OF US LIKE TO BROADEN OUR HORIZONS
DURING THE SUMMER MONTHS, EXPLORING AND             [PHOTO OF BROOKS ENGLEHARDT]
TRAVELING WITH FAMILY AND FRIENDS. WHY NOT
EXPAND OUR INVESTMENT HORIZONS AS WELL?"

--------------------------------------------------------------------------------

AUGUST 2015

When the six-month reporting period began in January 2015, we were seeing investors move away from U.S. equities toward other international developed markets. This trend, which gained momentum during the spring of 2015, was unexpected by many market watchers. At the beginning of 2015, the U.S. stock market was the global leader, continuing a six-year bull run, even though the Federal Reserve (the Fed) had ended its Quantitative Easing (QE) asset purchase program in October 2014. Market leadership shifted after the Fed announced that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies with global central banks taking a different approach from the Fed by cutting interest rates and increasing stimulus measures in an attempt to boost sluggish economies.

Then, as the reporting period came to a close in June 2015, global markets grew increasingly volatile, as the European Union's long-term structural problems (such as the debt crisis in Greece) re-emerged and investors witnessed a steep decline in Chinese stocks. Market momentum shifted, with European stocks falling sharply. Many other global stock markets also dropped. Although U.S. stocks declined, they held up better overall. These conditions persisted into early July 2015, and continue at the time of this writing.

Meanwhile, U.S. interest rates rose during the reporting period. Many market participants had expected higher interest rates after the Fed started tapering QE in 2014. However, as USAA Investments anticipated, interest rates fell instead, and continued to fall through most of 2014 and into January 2015. Interest rates started to climb thereafter, falling briefly during the spring of 2015 as the Fed pushed back expectations on the timing of an interest rate increase. Interest rates finished the reporting period slightly above where they began. Some observers have speculated that the Fed might raise the federal funds target rate sometime during 2015, while others have suggested that an interest rate hike would not come until early 2016.

The events that occurred during the reporting period are a helpful reminder that short-term events can unexpectedly affect the financial markets at any given time. That's why we believe a long-term perspective is essential to effective investing, an opinion underlined by the dramatic headlines near the end of the reporting period--the breakdown in negotiations between Greece and its creditors,

================================================================================

================================================================================

China's slowing economic growth plus the decline in its stock market, and the likelihood that Puerto Rico will default on $72 billion of its municipal debt. We expect these events will likely continue influencing the investment environment in the months ahead. Shareholders should try to ignore the "noise," which is meant to elicit an emotional reaction, and focus instead on information that can provide the long-term perspective they need to manage their investments.

At the end of the reporting period, USAA Investments has a favorable view of the international developed markets, and in particular, Europe, which appears to be benefiting from aggressive monetary stimulus from the European Central Bank.
Our positive outlook, however, is based primarily on bottom-up fundamental analysis. More specifically, we believe European companies may be better positioned to experience higher earnings growth than U.S. companies over the next two years. As for U.S. stocks, we currently consider them fairly valued, if not overvalued. In addition, while we like emerging markets stocks for the long run, we believe they will be challenged in the near term by the continued strength of the U.S. dollar and lower commodity prices.

Given the market shifts during the reporting period, it may be a good time to consider rebalancing your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. You also may want to review your investment plan and to consider the diversification of your investments. Many of us like to broaden our horizons during the summer months, exploring and traveling with family and friends. Why not expand our investment horizons as well? At the same time, we must always make sure our investment plan matches our goals, risk tolerance, and time horizon. Please do not hesitate to call one of our financial advisors if you would like assistance.

From all of us at USAA Investments, we wish you a pleasant summer and hope you find time to relax and have fun. While you enjoy the long summer days, rest assured our team of portfolio managers will continue working hard on your behalf. Thank you for allowing us to serve your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.
o Rebalancing does not protect against losses or guarantee that an investor's goal will be met. o Diversification is a technique to help reduce risk. There is no absolute guarantee that diversification will protect against a loss of income. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY                                                           2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolio of Investments                                                  12

    Notes to Portfolio of Investments                                         25

    Financial Statements                                                      28

    Notes to Financial Statements                                             31

EXPENSE EXAMPLE                                                               52

ADVISORY AGREEMENT(S)                                                         54

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

208369-0815

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TOTAL RETURN STRATEGY FUND (THE FUND) SEEKS CAPITAL APPRECIATION THROUGH THE USE OF A DYNAMIC ALLOCATION STRATEGY, ACROSS STOCKS, BONDS, AND CASH INSTRUMENTS.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

In seeking to achieve its objective, the Fund's assets are invested pursuant to a dynamic asset allocation strategy that shifts assets among equity securities, investment-grade bonds, and/or cash equivalents. The dynamic asset allocation strategy seeks to identify the most attractive asset classes based on a multifaceted approach using both a valuation and fundamental framework. The
Fund generally will invest in U.S. or foreign stocks and investment-grade bonds, directly or through exchange-traded funds (ETFs), and/or cash equivalents through investment in short-term, high-quality money market instruments or money market funds. Equity securities in which the Fund may invest may include common stocks, securities convertible into common stocks, securities that carry the right to buy common stocks, preferred securities, and ETFs. The bond and money market securities in which the Fund may invest may include obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including preferred and synthetic securities.

In addition, in an attempt to reduce the Fund's volatility over time, the Fund may employ an options-based risk management strategy by purchasing and/or selling options on component indices or corresponding ETFs and individual equities to attempt to provide the Fund with fairly consistent returns over a wide range of equity market environments.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF WASIF A. LATIF]                                    [PHOTO OF TONY ERA]
WASIF A. LATIF                                               TONY ERA
USAA Asset                                                   USAA Asset
Management Company                                           Management Company

--------------------------------------------------------------------------------

o   HOW DID THE GLOBAL FINANCIAL MARKETS PERFORM DURING THE REPORTING PERIOD?

    The U.S. economy continued to grow, led by strength in housing prices, rising wages, and improving consumer confidence. The economic outlook in Europe and Japan also showed signs of a continued recovery, likely due in part to the highly accommodative monetary policies of their respective central banks. These factors generally provided a tailwind for global equities, fueling modest gains for U.S. stocks, international equities, and the emerging markets. The developed international markets led the way, delivering mid-single digit returns even with the adverse impact of a weak currency performance taken into account. The global markets finished the reporting period off from their highs, due concerns about the re-emergence of the Greek debt crisis, along with the growing likelihood that the Federal Reserve (the Fed) would raise interest rates before year-end, which fueled a sell off in stocks during the final two weeks of the reporting period.

    The prospect of tighter Fed policy also negatively affected on bond market performance, causing the investment-grade Barclays U.S. Aggregate Bond
    Index to finish the first half of 2015 in the red. Fed policy remains dependent on incoming economic data, and the pace of interest rate increases is likely to be gradual once they begin. Investors nevertheless had to recalibrate their expectations for the interest rate

================================================================================

2  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    increases, a shift that pressured results for rate-sensitive market segments such as corporate bonds and longer-term debt.

o HOW DID THE USAA TOTAL RETURN STRATEGY FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. At the end of the reporting period, the Fund Shares and Institutional Shares had total returns of -2.74% and -2.62%, respectively. This compares to total returns of 1.23% for the S&P 500 Index(R) and 1.01% for the Lipper Flexible Portfolio Funds Index.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   PLEASE DISCUSS THE FACTORS THAT HELPED AND HURT PERFORMANCE.

    While the Fund was positioned to capture the outperformance of the international markets, certain aspects of its strategy caused it to lag its peer group during the reporting period.

    First, our modest allocation to commodities, gold, and precious metals stocks - which came under pressure due to the combination of U.S. dollar strength, the prospect of higher interest rates, and the low level of global inflation - detracted from performance. Despite the recent weakness in the asset class, we believe a position in gold and the related equities is important to diversification due to their low correlation with traditional assets and ability to help offset the potential impact of inflation. In addition, we believe gold stocks' attractive valuations provide a favorable starting point for future total returns.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    Refer to page 7 for benchmark definitions.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    The Fund's tactical bond allocation also negatively impacted the Fund's performance. We hold two exchange-traded funds (ETFs) that track the performance of long-term bonds and U.S. Treasury Inflation Protected Securities, respectively, and both were impacted negatively by the increase in yields that took place during May and June 2015. However, we believe government bonds - which tend to benefit from a "flight to quality" when adverse headlines hit - can provide a measure of stability to the Fund's portfolio in the event that stocks experience higher volatility in the second half of 2015.

    The Fund's hedging strategy, which is designed to help cushion the impact of large stock market sell-offs, detracted from performance as well. The potential value of this risk management strategy isn't apparent when stock prices are rising steadily - as they did through the first five months of the reporting period - but we believe it can help dampen the impact of large stock market sell-offs.

    While these factors negatively impacted the Fund's performance, other aspects of our investment strategy had a positive impact on returns. Most notably, we benefited from holding an overweight position in the developed international markets. In addition, performance was helped by our decision to invest a portion of the international allocation in an outperforming Japanese market. Our overweight in the emerging markets also aided performance, and we added further value through our specific positions in individual-country ETFs.

    Our overweight allocation in international equities is a long-standing aspect of our strategy, and we continue to see that as being the appropriate positioning. We believe the European markets likely stand to benefit from improving gross domestic product growth, the benefits of a weaker currency, and the European Central Bank's (ECB) large-scale monetary stimulus program. Despite these potential positives, valuations in Europe also remain below those of the United States even though earnings growth in the European markets is expected to be much higher over the next two years. Japanese stocks also represent a potentially attractive long-term investment opportunity due to the combination of monetary easing and an improving corporate earnings outlook. We also continue to favor the emerging markets' long-term outlook due to their

================================================================================

4  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    inexpensive valuations and potential for stronger growth relative to the developed economies.

    The Fund's allocation to large-cap U.S. equities - which has approximately equal weightings in the growth and value styles - also finished the reporting period with a positive return. While the Fund has a modest position in small- and mid-cap stocks, we are emphasizing investments in larger companies on the belief that they offer more attractive relative valuations.

    Even though U.S. equities have outperformed other asset classes in recent years, we think it generally makes sense for investors to be globally diversified in their investments. The main reason is asset-class rotation: history shows that today's best performers often fall to the middle or even bottom of the pack and are replaced at the top by previous underachievers. Currently, we see the potential for this type of change in leadership. We believe U.S. large-cap stocks generally are fairly valued to slightly overvalued, while small cap stocks are very expensive versus historical levels. In our view, this suggests an allocation to the international markets, where valuations are more attractive. In addition, a meaningful allocation to bonds can help stabilize overall portfolio performance during times when stocks experience heightened volatility. With this as background, we believe the Fund will be well served by our continued emphasis on diversification and investing in market segments where we see the most attractive valuations.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o ETFs are subject to risks similar to those of stocks. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Gold is a volatile asset class and is subject to additional risks, such as currency fluctuation, market liquidity, political instability and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more credit worthy investment-grade securities. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA TOTAL RETURN STRATEGY FUND SHARES (FUND SHARES) (Ticker Symbol: USTRX)


--------------------------------------------------------------------------------
                                   6/30/15                    12/31/14
--------------------------------------------------------------------------------

Net Assets                       $90.3 Million               $97.7 Million
Net Asset Value Per Share            $8.79                       $9.08


--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/15
--------------------------------------------------------------------------------
12/31/2014 - 6/30/2015*      1 YEAR      5 YEARS         SINCE INCEPTION 1/24/05

       -2.74%                -7.31%       3.49%                  1.03%


--------------------------------------------------------------------------------
                        EXPENSE RATIO AS OF 12/31/14**
--------------------------------------------------------------------------------

                                     1.42%


             (Includes acquired fund fees and expenses of 0.20%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

6  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                            LIPPER FLEXIBLE       USAA TOTAL RETURN
                                            PORTFOLIO FUNDS         STRATEGY FUND
                     S&P 500 INDEX               INDEX                  SHARES
 6/30/05              $10,000.00              $10,000.00              $10,000.00
 7/31/05               10,371.89               10,319.97               10,172.41
 8/31/05               10,277.25               10,319.55               10,040.57
 9/30/05               10,360.49               10,469.32               10,074.06
10/31/05               10,187.77               10,326.38               10,094.39
11/30/05               10,573.10               10,574.15               10,114.72
12/31/05               10,576.72               10,673.15               10,119.60
 1/31/06               10,856.82               11,018.07               10,150.30
 2/28/06               10,886.29               10,970.95               10,180.99
 3/31/06               11,021.79               11,145.51               10,208.62
 4/30/06               11,169.79               11,270.97               10,239.56
 5/31/06               10,848.31               11,012.61               10,280.80
 6/30/06               10,863.01               11,001.03               10,314.93
 7/31/06               10,930.02               11,037.60               10,346.16
 8/31/06               11,190.08               11,232.35               10,387.79
 9/30/06               11,478.45               11,356.13               10,422.14
10/31/06               11,852.49               11,655.94               10,464.21
11/30/06               12,077.88               11,916.63               10,600.92
12/31/06               12,247.30               12,036.20               10,635.14
 1/31/07               12,432.52               12,179.15               10,773.39
 2/28/07               12,189.35               12,131.59               10,550.05
 3/31/07               12,325.69               12,245.49               10,617.08
 4/30/07               12,871.66               12,627.48               10,958.19
 5/31/07               13,320.82               12,911.63               11,288.64
 6/30/07               13,099.52               12,853.07               11,226.79
 7/31/07               12,693.37               12,722.98               11,087.93
 8/31/07               12,883.64               12,714.34               11,194.75
 9/30/07               13,365.48               13,215.49               11,514.19
10/31/07               13,578.08               13,567.28               11,610.77
11/30/07               13,010.43               13,246.12               11,256.65
12/31/07               12,920.16               13,188.06               11,135.21
 1/31/08               12,145.19               12,759.42               10,861.88
 2/29/08               11,750.65               12,678.74               10,778.69
 3/31/08               11,699.91               12,510.11               10,735.73
 4/30/08               12,269.73               12,961.52               11,105.52
 5/31/08               12,428.65               13,166.82               11,356.02
 6/30/08               11,380.87               12,575.35               10,934.92
 7/31/08               11,285.20               12,337.54               10,887.12
 8/31/08               11,448.44               12,295.37               11,030.52
 9/30/08               10,428.30               11,143.46               10,291.28
10/31/08                8,676.89                9,429.82                9,045.31
11/30/08                8,054.28                8,898.61                8,602.03
12/31/08                8,139.98                9,229.17                8,795.36
 1/31/09                7,453.89                8,837.52                8,307.41
 2/28/09                6,660.22                8,241.35                7,782.86
 3/31/09                7,243.62                8,787.40                8,105.94
 4/30/09                7,936.91                9,491.15                8,448.27
 5/31/09                8,380.84               10,095.54                8,876.19
 6/30/09                8,397.46                9,929.85                8,821.17
 7/31/09                9,032.63               10,737.98                9,163.74
 8/31/09                9,358.74               10,999.61                9,298.32
 9/30/09                9,707.96               11,466.01                9,470.83
10/31/09                9,527.62               11,287.09                9,421.88
11/30/09               10,099.12               11,768.56                9,727.79
12/31/09               10,294.19               11,921.09                9,872.47
 1/31/10                9,923.87               11,609.47                9,699.05
 2/28/10               10,231.28               11,810.55                9,872.47
 3/31/10               10,848.69               12,387.09               10,120.20
 4/30/10               11,019.96               12,575.73               10,132.60
 5/31/10               10,140.01               11,852.51                9,834.95
 6/30/10                9,609.20               11,466.77                9,450.48
 7/31/10               10,282.45               12,082.83                9,847.35
 8/31/10                9,818.26               11,795.33                9,512.49
 9/30/10               10,694.48               12,545.09               10,070.59
10/31/10               11,101.40               12,958.53               10,207.01
11/30/10               11,102.82               12,948.49               10,120.20
12/31/10               11,844.84               13,460.15               10,366.96
 1/31/11               12,125.58               13,741.37               10,478.84
 2/28/11               12,540.99               14,018.80               10,677.72
 3/31/11               12,545.98               14,082.53               10,727.45
 4/30/11               12,917.53               14,481.98               10,913.90
 5/31/11               12,771.31               14,356.38               10,851.75
 6/30/11               12,558.43               14,147.29               10,802.03
 7/31/11               12,303.06               14,033.23               10,665.29
 8/31/11               11,634.73               13,419.03               10,130.79
 9/30/11               10,816.82               12,517.97                9,708.15
10/31/11               11,999.03               13,557.97               10,205.37
11/30/11               11,972.51               13,350.61               10,366.96
12/31/11               12,094.98               13,304.42               10,259.00
 1/31/12               12,637.02               13,917.62               10,557.80
 2/29/12               13,183.47               14,355.82               10,757.00
 3/31/12               13,617.33               14,488.38               10,764.47
 4/30/12               13,531.85               14,453.54               10,764.47
 5/31/12               12,718.58               13,684.02               10,378.25
 6/30/12               13,242.61               14,069.03               10,708.86
 7/31/12               13,426.54               14,241.80               10,833.67
 8/31/12               13,728.94               14,534.75               11,108.25
 9/30/12               14,083.72               14,849.86               11,339.18
10/31/12               13,823.67               14,747.40               11,264.25
11/30/12               13,903.87               14,876.59               11,214.30
12/31/12               14,030.60               15,079.45               11,348.29
 1/31/13               14,757.31               15,542.67               11,574.00
 2/28/13               14,957.64               15,558.54               11,373.37
 3/31/13               15,518.60               15,817.99               11,505.03
 4/30/13               15,817.59               16,036.38               11,454.85
 5/31/13               16,187.59               16,029.31               11,304.29
 6/30/13               15,970.21               15,660.98               10,843.46
 7/31/13               16,782.84               16,232.72               11,031.93
 8/31/13               16,296.79               15,974.51               10,856.02
 9/30/13               16,807.85               16,535.82               11,065.05
10/31/13               17,580.46               17,002.79               11,304.22
11/30/13               18,116.21               17,164.56               11,228.69
12/31/13               18,574.84               17,423.62               11,277.74
 1/31/14               17,932.63               17,130.46               11,227.33
 2/28/14               18,752.94               17,779.33               11,668.36
 3/31/14               18,910.57               17,763.10               11,660.93
 4/30/14               19,050.36               17,790.20               11,749.47
 5/31/14               19,497.55               18,145.25               11,875.94
 6/30/14               19,900.32               18,467.90               12,101.89
 7/31/14               19,625.88               18,195.58               11,936.81
 8/31/14               20,411.01               18,568.88               12,152.69
 9/30/14               20,124.78               18,128.41               11,723.33
10/31/14               20,616.33               18,239.72               11,609.02
11/30/14               21,170.80               18,401.60               11,710.63
12/31/14               21,117.47               18,175.40               11,533.09
 1/31/15               20,483.54               18,155.42               11,583.89
 2/28/15               21,660.76               18,656.77               11,774.42
 3/31/15               21,318.20               18,443.75               11,512.95
 4/30/15               21,522.71               18,666.40               11,602.10
 5/31/15               21,799.48               18,706.31               11,525.68
 6/30/15               21,377.48               18,359.67               11,216.77

                                   [END CHART]

                          Data from 6/30/05 to 6/30/15.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Total Return Strategy Fund Shares to the following benchmarks:

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

o The unmanaged Lipper Flexible Portfolio Funds Index tracks the performance of the 30 largest funds within the Lipper Flexible Funds category, which includes funds that allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA TOTAL RETURN STRATEGY FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UTRIX)


--------------------------------------------------------------------------------
                                        6/30/15                     12/31/14
--------------------------------------------------------------------------------

Net Assets                           $83.6 Million                $93.6 Million
Net Asset Value Per Share                $8.79                        $9.08


--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/15
--------------------------------------------------------------------------------
12/31/2014 - 6/30/2015*            1 YEAR                SINCE INCEPTION 7/12/13

       -2.62%                      -7.07%                         1.12%


--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 12/31/14**
--------------------------------------------------------------------------------

                                    1.18%


               (Includes acquired fund fees and expenses of 0.20%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                               USAA TOTAL RETURN
                                          LIPPER FLEXIBLE       STRATEGY FUND
                                          PORTFOLIO FUNDS       INSTITUTIONAL
                   S&P 500 INDEX              INDEX                SHARES
 7/31/2013          $10,000.00              $10,000.00            $10,000.00
 8/31/2013            9,710.38                9,840.93              9,851.94
 9/30/2013           10,014.90               10,186.72             10,051.11
10/31/2013           10,475.26               10,474.39             10,256.70
11/30/2013           10,794.48               10,574.05             10,188.17
12/31/2013           11,067.76               10,733.64             10,236.79
 1/31/2014           10,685.10               10,553.04             10,191.04
 2/28/2014           11,173.88               10,952.77             10,591.36
 3/31/2014           11,267.80               10,942.77             10,591.64
 4/30/2014           11,351.09               10,959.47             10,683.55
 5/31/2014           11,617.55               11,178.19             10,786.93
 6/30/2014           11,857.54               11,376.96             10,998.16
 7/31/2014           11,694.01               11,209.19             10,848.13
 8/31/2014           12,161.83               11,439.17             11,044.32
 9/30/2014           11,991.28               11,167.82             10,660.25
10/31/2014           12,284.17               11,236.39             10,556.30
11/30/2014           12,614.55               11,336.11             10,660.25
12/31/2014           12,582.77               11,196.77             10,495.67
 1/31/2015           12,205.04               11,184.46             10,541.90
 2/28/2015           12,906.49               11,493.31             10,715.29
 3/31/2015           12,702.38               11,362.08             10,483.18
 4/30/2015           12,824.23               11,499.24             10,575.95
 5/31/2015           12,989.14               11,523.82             10,506.37
 6/30/2015           12,737.70               11,310.28             10,220.97

                                   [END CHART]

                         Data from 7/31/13 to 6/30/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Total Return Strategy Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the S&P 500 Index and the Lipper Flexible Portfolio Funds Index is calculated from the end of the month, July 31, 2013, while the Institutional Shares initially invested in securities on July 15, 2013. There may be a slight variation of the performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                     o TOP 10 EQUITY SECURITIES - 6/30/15 o
                                (% of Net Assets)

iShares TIPS Bond ETF* .................................................... 9.7%

iShares 20+ Year Treasury Bond ETF* ....................................... 8.4%

PowerShares FTSE RAFI Emerging Markets Portfolio .......................... 5.5%

iShares MSCI Germany ETF* ................................................. 4.2%

Vanguard FTSE European ETF* ............................................... 4.2%

iShares MSCI Italy Capped ETF* ............................................ 3.8%

WisdomTree Japan Hedged Equity Index Fund* ................................ 3.8%

iShares Currency Hedged MSCI Germany ETF .................................. 3.1%

WisdomTree India Earnings Fund* ........................................... 2.6%

iShares Gold Trust ........................................................ 2.6%

* The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 12-24.

================================================================================

10  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

                      o ASSET ALLOCATION** - 6/30/15 o

                       [PIE CHART OF ASSET ALLOCATION]

COMMON STOCKS                                                              28.3%
EXCHANGE-TRADED FUNDS*                                                     46.1%
FIXED-INCOME EXCHANGED-TRADED FUNDS*                                       19.3%
MONEY MARKET INSTRUMENTS                                                    2.9%
CORPORATE OBLIGATIONS                                                       1.1%
EURODOLLAR AND YANKEE OBLIGATIONS                                           0.5%

                                 [END CHART]

 * The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

**  Excludes options and futures.

Percentages are of net assets of the Fund and may not equal 100%.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

PORTFOLIO OF INVESTMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            EQUITY SECURITIES (93.7%)

            COMMON STOCKS (28.3%)

            CONSUMER DISCRETIONARY (5.7%)
            -----------------------------
            ADVERTISING (0.1%)
    2,700   Omnicom Group, Inc.                                                                 $    188
                                                                                                --------
            APPAREL RETAIL (0.0%)
    1,100   Foot Locker, Inc.(a)                                                                      74
                                                                                                --------
            APPAREL, ACCESSORIES & LUXURY GOODS (1.4%)
   27,000   Burberry Group plc ADR(a)                                                                657
      500   Carter's, Inc.(a)                                                                         53
   54,000   Cie Financiere Richemont S.A. ADR(a)                                                     436
   23,000   Kering ADR(a)                                                                            411
   16,000   LVMH Moet Hennessy Louis Vuitton S.A. ADR(a)                                             562
   18,000   Swatch Group AG ADR(a)                                                                   350
                                                                                                --------
                                                                                                   2,469
                                                                                                --------
            AUTOMOBILE MANUFACTURERS (1.1%)
   19,500   BMW AG ADR(a)                                                                            716
    7,500   Daimler AG ADR(a)                                                                        688
   34,400   Ford Motor Co.                                                                           516
                                                                                                --------
                                                                                                   1,920
                                                                                                --------
            AUTOMOTIVE RETAIL (0.1%)
     400    Advance Auto Parts, Inc.(a)                                                               64
     800    Murphy USA, Inc.*                                                                         44
                                                                                                --------
                                                                                                     108
                                                                                                --------
            CABLE & SATELLITE (0.0%)
      700   AMC Networks, Inc. "A"*(a)                                                                57
                                                                                                --------
            CASINOS & GAMING (0.5%)
   47,900   MGM Resorts International*                                                               874
                                                                                                --------
            FOOTWEAR (0.0%)
      300   Deckers Outdoor Corp.*(a)                                                                 22
                                                                                                --------
            GENERAL MERCHANDISE STORES (0.0%)
      500   Big Lots, Inc.(a)                                                                         23
                                                                                                --------

================================================================================

12  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            HOMEBUILDING (0.0%)
    1,400   Toll Brothers, Inc.*                                                                $     53
                                                                                                --------
            HOMEFURNISHING RETAIL (0.0%)
      500   Williams-Sonoma, Inc.                                                                     41
                                                                                                --------
            HOTELS, RESORTS & CRUISE LINES (1.7%)
    6,100   Carnival Corp.                                                                           301
   46,100   Norwegian Cruise Line Holdings Ltd.*(a)                                                2,584
                                                                                                --------
                                                                                                   2,885
                                                                                                --------
            HOUSEHOLD APPLIANCES (0.3%)
   14,000   iRobot Corp.*                                                                            446
                                                                                                --------
            HOUSEWARES & SPECIALTIES (0.0%)
      600   Jarden Corp.*(a)                                                                          31
                                                                                                --------
            LEISURE PRODUCTS (0.1%)
    1,000   Brunswick Corp.(a)                                                                        51
      400   Polaris Industries, Inc.(a)                                                               59
                                                                                                --------
                                                                                                     110
                                                                                                --------
            MOVIES & ENTERTAINMENT (0.0%)
    1,200   Cinemark Holdings, Inc.(a)                                                                48
                                                                                                --------
            PUBLISHING (0.0%)
      700   Meredith Corp.                                                                            37
                                                                                                --------
            RESTAURANTS (0.0%)
    1,000   Brinker International, Inc.(a)                                                            58
                                                                                                --------
            SPECIALIZED CONSUMER SERVICES (0.3%)
   13,200   H&R Block, Inc.                                                                          391
    1,900   Service Corp. International(a)                                                            56
                                                                                                --------
                                                                                                     447
                                                                                                --------
            SPECIALTY STORES (0.1%)
      900   Dick's Sporting Goods, Inc.                                                               47
      300   Signet Jewelers Ltd.(a)                                                                   38
                                                                                                --------
                                                                                                      85
                                                                                                --------
            Total Consumer Discretionary                                                           9,976
                                                                                                --------
            CONSUMER STAPLES (0.9%)
            -----------------------
            AGRICULTURAL PRODUCTS (0.1%)
    2,200   Ingredion, Inc.(a)                                                                       176
                                                                                                --------
            HOUSEHOLD PRODUCTS (0.0%)
      300   Edgewell Personal Care Co.*(a)                                                            39
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            HYPERMARKETS & SUPER CENTERS (0.8%)
   18,000   Wal-Mart Stores, Inc.                                                               $  1,277
                                                                                                --------
            Total Consumer Staples                                                                 1,492
                                                                                                --------
            ENERGY (1.0%)
            -------------
            INTEGRATED OIL & GAS (0.6%)
    7,900   Chevron Corp.                                                                            762
    3,800   Occidental Petroleum Corp.                                                               296
                                                                                                --------
                                                                                                   1,058
                                                                                                --------
            OIL & GAS EQUIPMENT & SERVICES (0.1%)
    1,000   Oceaneering International, Inc.(a)                                                        46
      800   Oil States International, Inc.*(a)                                                        30
    1,800   Superior Energy Services, Inc.(a)                                                         38
                                                                                                --------
                                                                                                     114
                                                                                                --------
            OIL & GAS EXPLORATION & PRODUCTION (0.3%)
    1,280   California Resources Corp.                                                                 7
   17,100   Marathon Oil Corp.                                                                       454
                                                                                                --------
                                                                                                     461
                                                                                                --------
            OIL & GAS REFINING & MARKETING (0.0%)
    1,100   HollyFrontier Corp.(a)                                                                    47
                                                                                                --------
            Total Energy                                                                           1,680
                                                                                                --------
            FINANCIALS (4.6%)
            -----------------
            ASSET MANAGEMENT & CUSTODY BANKS (0.3%)
    5,000   State Street Corp.                                                                       385
    1,500   Waddell & Reed Financial, Inc. "A"(a)                                                     71
                                                                                                --------
                                                                                                     456
                                                                                                --------
            CONSUMER FINANCE (0.3%)
    5,500   Capital One Financial Corp.                                                              484
    4,000   SLM Corp.*(a)                                                                             39
                                                                                                --------
                                                                                                     523
                                                                                                --------
            DIVERSIFIED BANKS (0.5%)
   12,300   JPMorgan Chase & Co.                                                                     833
                                                                                                --------
            DIVERSIFIED CAPITAL MARKETS (1.3%)
   75,000   Deutsche Bank AG                                                                       2,262
                                                                                                --------
            INVESTMENT BANKING & BROKERAGE (0.6%)
   30,600   Charles Schwab Corp.                                                                     999
    1,100   Raymond James Financial, Inc.                                                             66
                                                                                                --------
                                                                                                   1,065
                                                                                                --------

================================================================================

14  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            LIFE & HEALTH INSURANCE (0.3%)
    7,800   MetLife, Inc.                                                                       $    437
                                                                                                --------
            PROPERTY & CASUALTY INSURANCE (0.1%)
    1,400   Aspen Insurance Holdings Ltd.(a)                                                          67
      700   Hanover Insurance Group, Inc.(a)                                                          52
    1,400   W.R. Berkley Corp.                                                                        73
                                                                                                --------
                                                                                                     192
                                                                                                --------
            REAL ESTATE SERVICES (0.0%)
      300   Jones Lang LaSalle, Inc.(a)                                                               51
                                                                                                --------
            REGIONAL BANKS (0.2%)
    3,000   Associated Banc-Corp.(a)                                                                  61
    1,600   Cathay General Bancorp(a)                                                                 52
    1,400   East West Bancorp, Inc.                                                                   63
    3,700   First Horizon National Corp.(a)                                                           58
      700   Prosperity Bancshares, Inc.(a)                                                            40
      300   Signature Bank*(a)                                                                        44
                                                                                                --------
                                                                                                     318
                                                                                                --------
            REINSURANCE (0.1%)
      100   Alleghany Corp.*(a)                                                                       47
      500   Everest Re Group Ltd.                                                                     91
      900   Reinsurance Group of America, Inc.(a)                                                     85
                                                                                                --------
                                                                                                     223
                                                                                                --------
            REITs - DIVERSIFIED (0.0%)
    1,300   Liberty Property Trust, Inc.                                                              42
                                                                                                --------
            REITs - OFFICE (0.0%)
      700   Alexandria Real Estate Equities, Inc.                                                     61
                                                                                                --------
            REITs - RESIDENTIAL (0.1%)
      600   Camden Property Trust(a)                                                                  45
    2,100   UDR, Inc.                                                                                 67
                                                                                                --------
                                                                                                     112
                                                                                                --------
            REITs - RETAIL (0.1%)
    1,000   Federal Realty Investment Trust                                                          128
                                                                                                --------
            SPECIALIZED FINANCE (0.7%)
    5,500   Intercontinental Exchange, Inc.                                                        1,230
                                                                                                --------
            Total Financials                                                                       7,933
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            HEALTH CARE (1.5%)
            ------------------
            BIOTECHNOLOGY (0.4%)
    5,300   Gilead Sciences, Inc.                                                               $    621
      300   United Therapeutics Corp.*(a)                                                             52
                                                                                                --------
                                                                                                     673
                                                                                                --------
            HEALTH CARE EQUIPMENT (0.1%)
    1,800   Hologic, Inc.*(a)                                                                         68
    3,100   Medtronic plc                                                                            230
                                                                                                --------
                                                                                                     298
                                                                                                --------
            HEALTH CARE FACILITIES (0.1%)
      700   Community Health Systems, Inc.*(a)                                                        44
      600   LifePoint Hospitals, Inc.*(a)                                                             52
                                                                                                --------
                                                                                                      96
                                                                                                --------
            HEALTH CARE SERVICES (0.0%)
      400   MEDNAX, Inc.*                                                                             30
                                                                                                --------
            LIFE SCIENCES TOOLS & SERVICES (0.1%)
      500   Charles River Laboratories International, Inc.*(a)                                        35
      200   Mettler-Toledo International, Inc.*(a)                                                    68
                                                                                                --------
                                                                                                     103
                                                                                                --------
            MANAGED HEALTH CARE (0.0%)
      700   Health Net, Inc.*(a)                                                                      45
                                                                                                --------
            PHARMACEUTICALS (0.8%)
    2,100   Merck & Co., Inc.                                                                        120
   38,300   Pfizer, Inc.                                                                           1,284
                                                                                                --------
                                                                                                   1,404
                                                                                                --------
            Total Health Care                                                                      2,649
                                                                                                --------
            INDUSTRIALS (3.1%)
            ------------------
            AEROSPACE & DEFENSE (0.3%)
      300   Esterline Technologies Corp.*(a)                                                          29
      500   Huntington Ingalls Industries, Inc.(a)                                                    56
      700   Orbital ATK, Inc.                                                                         51
    3,000   Raytheon Co.                                                                             287
      400   Triumph Group, Inc.                                                                       27
                                                                                                --------
                                                                                                     450
                                                                                                --------
            AIRLINES (0.9%)
    1,300   Alaska Air Group, Inc.(a)                                                                 84
    1,500   JetBlue Airways Corp.*                                                                    31
   26,100   United Continental Holdings, Inc.*                                                     1,383
                                                                                                --------
                                                                                                   1,498
                                                                                                --------

================================================================================

16  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            COMMERCIAL PRINTING (0.1%)
    1,300   Deluxe Corp.                                                                        $     81
    3,500   R.R. Donnelley & Sons Co.(a)                                                              61
                                                                                                --------
                                                                                                     142
                                                                                                --------
            CONSTRUCTION & ENGINEERING (0.0%)
    1,300   AECOM Technology Corp.*                                                                   43
                                                                                                --------
            CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.1%)
      900   Trinity Industries, Inc.                                                                  24
      700   Wabtec Corp.(a)                                                                           66
                                                                                                --------
                                                                                                      90
                                                                                                --------
            ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
    9,300   Republic Services, Inc.                                                                  364
                                                                                                --------
            HUMAN RESOURCE & EMPLOYMENT SERVICES (0.1%)
      600   Manpowergroup, Inc.(a)                                                                    54
      400   Towers Watson & Co. "A"                                                                   50
                                                                                                --------
                                                                                                     104
                                                                                                --------
            INDUSTRIAL MACHINERY (0.4%)
      800   IDEX Corp.                                                                                63
      400   Lincoln Electric Holdings, Inc.(a)                                                        24
      900   SPX Corp.(a)                                                                              65
    5,500   Stanley Black & Decker, Inc.                                                             579
                                                                                                --------
                                                                                                     731
                                                                                                --------
            RAILROADS (1.0%)
   11,300   Canadian Pacific Railway Ltd.                                                          1,811
                                                                                                --------
            RESEARCH & CONSULTING SERVICES (0.0%)
    1,000   FTI Consulting, Inc.*                                                                     41
                                                                                                --------
            TRADING COMPANIES & DISTRIBUTORS (0.0%)
      700   GATX Corp.(a)                                                                             37
                                                                                                --------
            TRUCKING (0.0%)
    1,400   Werner Enterprises, Inc.                                                                  37
                                                                                                --------
            Total Industrials                                                                      5,348
                                                                                                --------
            INFORMATION TECHNOLOGY (5.6%)
            -----------------------------
            APPLICATION SOFTWARE (0.2%)
      700   ANSYS, Inc.*(a)                                                                           64
    2,900   Cadence Design Systems, Inc.*(a)                                                          57
    2,600   Synopsys, Inc.*(a)                                                                       132
                                                                                                --------
                                                                                                     253
                                                                                                --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
            COMMUNICATIONS EQUIPMENT (1.4%)
    1,000   ARRIS Group, Inc.*(a)                                                               $     31
   23,900   Cisco Systems, Inc.                                                                      656
      800   InterDigital, Inc.(a)                                                                     46
   62,000   Juniper Networks, Inc.                                                                 1,610
    3,800   Polycom, Inc.*(a)                                                                         43
                                                                                                --------
                                                                                                   2,386
                                                                                                --------
            DATA PROCESSING & OUTSOURCED SERVICES (0.1%)
    1,000   Broadridge Financial Solutions, Inc.                                                      50
    3,000   Convergys Corp.                                                                           77
      700   DST Systems, Inc.(a)                                                                      88
                                                                                                --------
                                                                                                     215
                                                                                                --------
            ELECTRONIC MANUFACTURING SERVICES (0.0%)
    2,600   Jabil Circuit, Inc.(a)                                                                    55
                                                                                                --------
            INTERNET SOFTWARE & SERVICES (1.0%)
   14,000   Facebook, Inc. "A"*                                                                    1,200
   17,000   Twitter, Inc.*                                                                           616
                                                                                                --------
                                                                                                   1,816
                                                                                                --------
            IT CONSULTING & OTHER SERVICES (0.0%)
      600   Science Applications International Corp.                                                  32
                                                                                                --------
            SEMICONDUCTOR EQUIPMENT (0.5%)
   48,000   Applied Materials, Inc.                                                                  923
                                                                                                --------
            SEMICONDUCTORS (1.8%)
    1,100   Integrated Device Technology, Inc.*(a)                                                    24
   16,100   Intel Corp.                                                                              489
   32,000   Micron Technology, Inc.*                                                                 603
   20,050   NXP Semiconductors N.V.*                                                               1,969
    1,900   Semtech Corp.*(a)                                                                         38
                                                                                                --------
                                                                                                   3,123
                                                                                                --------
            SYSTEMS SOFTWARE (0.2%)
    8,700   Microsoft Corp.                                                                          384
                                                                                                --------
            TECHNOLOGY DISTRIBUTORS (0.1%)
    1,000   Arrow Electronics, Inc.*(a)                                                               56
    1,400   Avnet, Inc.(a)                                                                            57
      800   Tech Data Corp.*(a)                                                                       46
                                                                                                --------
                                                                                                     159
                                                                                                --------
            TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (0.3%)
   12,800   Hewlett-Packard Co.                                                                      384
    1,200   Lexmark International, Inc. "A"(a)                                                        53

================================================================================

18  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
    1,300   NCR Corp.*(a)                                                                       $     39
                                                                                                --------
                                                                                                     476
                                                                                                --------
            Total Information Technology                                                           9,822
                                                                                                --------
            MATERIALS (4.8%)
            ----------------
            DIVERSIFIED METALS & MINING (0.7%)
   35,000   Freeport-McMoRan, Inc.                                                                   652
   12,000   Rio Tinto plc ADR(a)                                                                     494
                                                                                                --------
                                                                                                   1,146
                                                                                                --------
            PAPER PACKAGING (0.1%)
    1,900   Bemis Co., Inc.                                                                           86
      700   Packaging Corp. of America(a)                                                             44
    1,700   Rock-Tenn Co. "A"                                                                        102
                                                                                                --------
                                                                                                     232
                                                                                                --------
            PAPER PRODUCTS (0.0%)
      900   Domtar Corp.(a)                                                                           37
                                                                                                --------
            PRECIOUS METALS & MINERALS (3.8%)
   17,500   Agnico-Eagle Mines Ltd.                                                                  497
   20,000   AngloGold Ashanti Ltd. ADR*(a)                                                           179
  100,000   B2Gold Corp.*                                                                            153
   20,000   Barrick Gold Corp.                                                                       213
  100,000   Centerra Gold, Inc.                                                                      568
   56,000   Compania de Minas Buenaventura S.A. ADR(a)                                               581
  100,000   Dundee Precious Metals, Inc.*                                                            203
   85,000   Eldorado Gold Corp.                                                                      352
   25,000   Goldcorp, Inc.                                                                           405
   80,000   Harmony Gold Mining Co. Ltd. ADR*(a)                                                     107
   45,000   IAMGOLD Corp.*                                                                            90
  105,000   Kinross Gold Corp.*                                                                      244
   75,000   New Gold, Inc.*                                                                          202
   20,000   Newmont Mining Corp.                                                                     467
   26,000   Pan American Silver Corp.                                                                223
   10,000   Randgold Resources Ltd. ADR(a)                                                           670
    8,500   Royal Gold, Inc.                                                                         524
   24,000   Silver Wheaton Corp.                                                                     416
   28,000   Tahoe Resources, Inc.                                                                    340
   50,000   Yamana Gold, Inc.                                                                        150
                                                                                                --------
                                                                                                   6,584
                                                                                                --------
            SPECIALTY CHEMICALS (0.1%)
      800   Albemarle Corp.(a)                                                                        44
      500   Ashland, Inc.                                                                             61

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
      600   Sensient Technologies Corp.(a)                                                      $     41
                                                                                                --------
                                                                                                     146
                                                                                                --------
            STEEL (0.1%)
    1,300   Reliance Steel & Aluminum Co.(a)                                                          78
    2,400   Steel Dynamics, Inc.(a)                                                                   50
                                                                                                --------
                                                                                                     128
                                                                                                --------
            Total Materials                                                                        8,273
                                                                                                --------
            TELECOMMUNICATION SERVICES (0.7%)
            ---------------------------------
            INTEGRATED TELECOMMUNICATION SERVICES (0.5%)
   18,400   Verizon Communications, Inc.                                                             857
                                                                                                --------
            WIRELESS TELECOMMUNICATION SERVICES (0.2%)
   11,900   Rogers Communications, Inc. "B"                                                          423
                                                                                                --------
            Total Telecommunication Services                                                       1,280
                                                                                                --------
            UTILITIES (0.4%)
            ----------------
            ELECTRIC UTILITIES (0.0%)
    1,700   Weststar Energy, Inc.(a)                                                                  58
                                                                                                --------
            GAS UTILITIES (0.1%)
    4,100   UGI Corp.(b)                                                                             141
                                                                                                --------
            MULTI-UTILITIES (0.3%)
    1,800   Alliant Energy Corp.(a)                                                                  104
   24,200   CenterPoint Energy, Inc.                                                                 461
                                                                                                --------
                                                                                                     565
                                                                                                --------
            Total Utilities                                                                          764
                                                                                                --------
            Total Common Stocks (cost: $49,762)                                                   49,217
                                                                                                --------

            EXCHANGE-TRADED FUNDS (46.1%)
  175,000   EGShares Beyond BRICs ETF                                                              3,344
  210,000   iShares Currency Hedged MSCI Germany ETF                                               5,479
  400,000   iShares Gold Trust*                                                                    4,536
  171,800   iShares MSCI Europe Financials ETF                                                     3,924
  260,000   iShares MSCI Germany ETF                                                               7,249
  445,000   iShares MSCI Italy Capped ETF                                                          6,626
  158,800   iShares MSCI Japan Index Fund                                                          2,034
   40,000   iShares MSCI Turkey ETF                                                                1,806
   14,000   Market Vectors ChinaAMC A-Share ETF*                                                     807
  140,000   Market Vectors Gold Miners ETF                                                         2,486
  500,000   PowerShares FTSE RAFI Emerging Markets Portfolio                                       9,625
   40,000   SPDR Gold Shares*                                                                      4,495
   40,000   SPDR S&P China ETF                                                                     3,557
  134,000   Vanguard FTSE European ETF                                                             7,233

================================================================================

20  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF SHARES   SECURITY                                                                               (000)
--------------------------------------------------------------------------------------------------------
   11,000   Vanguard S&P 500 ETF                                                                $  2,077
   60,800   WisdomTree Europe Hedged Equity ETF                                                    3,745
  210,000   WisdomTree India Earnings Fund                                                         4,551
  115,000   WisdomTree Japan Hedged Equity Index Fund                                              6,578
                                                                                                --------
            Total Exchange-Traded Funds (cost: $85,350)                                           80,152
                                                                                                --------

            FIXED-INCOME EXCHANGE-TRADED FUNDS (19.3%)
  125,000   iShares 20+ Year Treasury Bond ETF                                                    14,683
  150,000   iShares TIPS Bond ETF                                                                 16,807
   19,100   Vanguard Extended Duration Treasury ETF                                                2,101
                                                                                                --------
            Total Fixed-Income Exchange-Traded Funds (cost: $34,804)                              33,591
                                                                                                --------
            Total Equity Securities (cost: $169,916)                                             162,960
                                                                                                --------

--------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                             COUPON
(000)(c)                                                            RATE                        MATURITY
--------------------------------------------------------------------------------------------------------
            BONDS (1.6%)

            CORPORATE OBLIGATIONS (1.1%)

            MATERIALS (1.1%)
            ----------------
            GOLD (1.1%)
CAD 7,000   Allied Nevada Gold Corp.(d),(e)                          8.75%        6/01/2019        1,371
      140   Allied Nevada Gold Corp., DIP(f),(g),(h)                    -(i)      3/10/2016          140
      253   Allied Nevada Gold Corp., DIP(f),(j),(k)                12.00         3/10/2016          323
                                                                                                --------
                                                                                                   1,834
                                                                                                --------
            Total Materials                                                                        1,834
                                                                                                --------
            Total Corporate Obligations (cost: $2,727)                                             1,834
                                                                                                --------
            EURODOLLAR AND YANKEE OBLIGATIONS (0.5%)

            MATERIALS (0.5%)
    1,000   St. Barbara Ltd.(a),(d) (cost: $806)                     8.88         4/15/2018          955
                                                                                                --------
            Total Bonds (cost: $3,533)                                                             2,789
                                                                                                --------

--------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
--------------------------------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENTS (2.9%)
            MONEY MARKET FUNDS (2.9%)
5,099,969   State Street Institutional Liquid
              Reserves Fund Premier Class, 0.11%(a),(l),(m) (cost: $5,100)                         5,100
                                                                                                --------

            TOTAL INVESTMENTS (COST: $178,549)                                                  $170,849
                                                                                                ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
                                                                                                  MARKET
NUMBER                                                                                             VALUE
OF CONTRACTS   SECURITY                                                                            (000)
--------------------------------------------------------------------------------------------------------
               PURCHASED OPTIONS (1.6%)
      3,000    Call - iShares MSCI Emerging Markets ETF expiring January 20, 2017 at 50         $    202
      5,000    Call - iShares MSCI Germany ETF expiring January 15, 2016 at 34                        75
        500    Call - Market Vectors Gold Miners ETF expiring January 20, 2017 at 26                  49
      5,000    Put - iShares MSCI EAFE ETF expiring September 18, 2015 at 64                       1,230
      2,000    Put - iShares MSCI Emerging Markets ETF expiring September 18, 2015 at 40             318
         45    Put - Russell 2000 Index expiring September 18, 2015 at 1190                          110
        146    Put - S&P 500 Index expiring October 30, 2015 at 2000                                 840
      5,000    Put - United States Oil Fund LP expiring January 15, 2016 at 11                        43
                                                                                                --------

               TOTAL PURCHASED OPTIONS (COST: $2,261)                                           $  2,867
                                                                                                ========
               WRITTEN OPTIONS (0.4%)
     (5,000)   Put - iShares MSCI EAFE ETF expiring September 18, 2015 at 58                        (395)
     (2,000)   Put - iShares MSCI Emerging Markets expiring September 18, 2015 at 36                 (86)
        (45)   Put - Russell 2000 Index expiring September 18, 2015 at 1120                          (54)
       (146)   Put - S&P 500 Index expiring October 30, 2015 at 1700                                (182)
                                                                                                --------

               TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $614)                                  $   (717)
                                                                                                ========

--------------------------------------------------------------------------------------------------------
                                                                                             UNREALIZED
                                                                                           APPRECIATION/
                                                           EXPIRATION       CONTRACT      (DEPRECIATION)
LONG/(SHORT)                                                 DATE          VALUE (000)             (000)
--------------------------------------------------------------------------------------------------------
               FUTURES (9.8%)
        (20)   Euro Currency                               09/14/2015          (2,789)                34
        (30)   Euro-OAT (French Government Bond)           09/08/2015          (4,899)               133
        (75)   Russell 2000 Mini                           09/18/2015          (9,378)                91
                                                                             --------               ----

               TOTAL FUTURES                                                 $(17,066)              $258
                                                                             ========               ====

================================================================================

22  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                             VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                      QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                                  IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS               INPUTS          INPUTS           TOTAL
--------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $ 49,217               $    -            $  -        $ 49,217
  Exchange-Traded Funds                      80,152                    -               -          80,152
  Fixed-Income Exchange-Traded Funds         33,591                    -               -          33,591

Bonds:
  Corporate Obligations                           -                1,371             463           1,834
  Eurodollar and Yankee Obligations               -                  955               -             955

Money Market Instruments:
  Money Market Funds                          5,100                    -               -           5,100

Purchased Options                             2,867                    -               -           2,867
Futures(1)                                      258                    -               -             258
--------------------------------------------------------------------------------------------------------
Total                                      $171,185               $2,326            $463        $173,974
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                          (LEVEL 1)            (LEVEL 2)       (LEVEL 3)
                                      QUOTED PRICES    OTHER SIGNIFICANT     SIGNIFICANT
                                  IN ACTIVE MARKETS           OBSERVABLE    UNOBSERVABLE
LIABILITIES               FOR IDENTICAL LIABILITIES               INPUTS          INPUTS           TOTAL
--------------------------------------------------------------------------------------------------------
Written Options                               $(717)                  $-              $-          $(717)
--------------------------------------------------------------------------------------------------------
Total                                         $(717)                  $-              $-          $(717)
--------------------------------------------------------------------------------------------------------

(1)Futures are valued at the unrealized appreciation/depreciation on the investment.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

--------------------------------------------------------------------------------------------------------
                                                                                               CORPORATE
                                                                                             OBLIGATIONS
--------------------------------------------------------------------------------------------------------
Balance as of December 31, 2014                                                                     $  -
Purchases                                                                                            389
Sales                                                                                                  -
Transfers into Level 3                                                                                 -
Transfers out of Level 3                                                                               -
Net realized gain (loss) on investments                                                                -
Change in net unrealized appreciation/depreciation of investments                                     74
--------------------------------------------------------------------------------------------------------
Balance as of June 30, 2015                                                                         $463
--------------------------------------------------------------------------------------------------------

For the period of January 1, 2015, through June 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

24  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 48.1% of net assets at June 30, 2015.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    CAD    Canadian dollars

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

    DIP    Debtor-in-Possession

    OAT    Obligations Assimilables du Tresor

    REIT   Real estate investment trust

    TIPS   Treasury Inflation Protected Securities

o   SPECIFIC NOTES

    (a) The security, or a portion thereof, is segregated to cover the value of open futures contracts at June 30, 2015.

    (b) At June 30, 2015, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (c) In U.S. dollars unless otherwise noted.

    (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset
        Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the
        Board), unless otherwise noted as illiquid.

    (e) At June 30, 2015, the issuer was in default with respect to interest and/or principal payments.

    (f) Security was fair valued at June 30, 2015, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $463,000, which represented 0.3% of the Fund's net assets.

    (g) At June 30, 2015, the aggregate market value of securities purchased on a delayed-delivery basis was $140,000.

    (h) The Fund may enter into certain credit agreements all, or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower's discretion. At June 30, 2015, the Fund held unfunded or partially unfunded loan commitments of $140,000.

    (i) The senior loan will settle after June 30, 2015, at which time the interest rate will be determined.

================================================================================

26  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    (j) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at June 30, 2015. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. Security deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (k) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (l) Rate represents the money market fund annualized seven-day yield at June 30, 2015.

    (m) Securities with a value of $5,100,000 are segregated as collateral for initial margin requirements on open futures contracts.

     *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $178,549)                              $170,849
   Purchased options, at market value (cost of $2,261)                                           2,867
   Cash                                                                                            264
   Cash denominated in foreign currencies (identified cost of $2)                                    2
   Receivables:
       Capital shares sold                                                                          46
       Dividends and interest                                                                      643
       Securities sold                                                                           2,660
       Options sold                                                                                335
   Variation margin on futures contracts                                                           259
                                                                                              --------
           Total assets                                                                        177,925
                                                                                              --------
LIABILITIES
   Payables:
       Securities purchased                                                                      3,013
       Options purchased                                                                            82
       Capital shares redeemed                                                                      25
   Written options, at market value (premiums received of $614)                                    717
   Accrued management fees                                                                          87
   Accrued transfer agent's fees                                                                     3
   Other accrued expenses and payables                                                              77
                                                                                              --------
           Total liabilities                                                                     4,004
                                                                                              --------
                Net assets applicable to capital shares outstanding                           $173,921
                                                                                              ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $207,869
   Accumulated undistributed net investment income                                                 164
   Accumulated net realized loss on investments, options,
       and futures transactions                                                                (27,261)
   Net unrealized depreciation of investments, options,
       and futures contracts                                                                    (6,939)
   Net unrealized appreciation of foreign currency translations                                     88
                                                                                              --------
                Net assets applicable to capital shares outstanding                           $173,921
                                                                                              ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $90,310/10,276 shares outstanding)                          $   8.79
                                                                                              ========
       Institutional Shares (net assets of $83,611/9,516 shares outstanding)                  $   8.79
                                                                                              ========

See accompanying notes to financial statements.

================================================================================

28  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Six-month period ended June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $41)                                            $ 1,607
   Interest                                                                                        126
                                                                                               -------
            Total income                                                                         1,733
                                                                                               -------
EXPENSES
   Management fees                                                                                 555
   Administration and servicing fees:
       Fund Shares                                                                                  71
       Institutional Shares                                                                         44
   Transfer agent's fees:
       Fund Shares                                                                                 141
       Institutional Shares                                                                         45
   Custody and accounting fees:
       Fund Shares                                                                                  33
       Institutional Shares                                                                         29
   Postage:
       Fund Shares                                                                                  10
   Shareholder reporting fees:
       Fund Shares                                                                                  12
       Institutional Shares                                                                          1
   Trustees' fees                                                                                   13
   Registration fees:
       Fund Shares                                                                                  10
       Institutional Shares                                                                         13
   Professional fees                                                                                54
   Other                                                                                             6
                                                                                               -------
            Total expenses                                                                       1,037
                                                                                               -------
NET INVESTMENT INCOME                                                                              696
                                                                                               -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
       Investments                                                                               4,582
       Foreign currency transactions                                                               (46)
       Options                                                                                  (4,942)
       Futures transactions                                                                       (678)
   Change in net unrealized appreciation/depreciation of:
       Investments                                                                              (6,759)
       Foreign currency translations                                                                33
       Options                                                                                   1,790
       Futures contracts                                                                           539
                                                                                               -------
            Net realized and unrealized loss                                                    (5,481)
                                                                                               -------
   Decrease in net assets resulting from operations                                            $(4,785)
                                                                                               =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Six-month period ended June 30, 2015 (unaudited), and year ended December 31,
2014

--------------------------------------------------------------------------------------------------------

                                                                              6/30/2015       12/31/2014
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                      $    696        $  1,556
   Net realized gain on investments                                              4,582          10,217
   Net realized loss on foreign currency transactions                              (46)            (10)
   Net realized loss on options                                                 (4,942)         (4,847)
   Net realized loss on futures transactions                                      (678)           (432)
   Change in net unrealized appreciation/depreciation of:
       Investments                                                              (6,759)         (1,624)
       Foreign currency translations                                                33              55
       Options                                                                   1,790            (410)
       Futures contracts                                                           539            (281)
                                                                              ------------------------
       Increase (decrease) in net assets resulting from operations              (4,785)          4,224
                                                                              ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                (436)           (836)
       Institutional Shares                                                       (514)         (1,018)
                                                                              ------------------------
            Distributions to Shareholders                                         (950)         (1,854)
                                                                              ------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                  (4,366)         (9,274)
   Institutional Shares                                                         (7,200)          7,507
                                                                              ------------------------
       Total net decrease in net assets from capital
            share transactions                                                 (11,566)         (1,767)
                                                                              ------------------------
   Capital contribution from USAA Asset Management Company:
       Fund Shares                                                                   -               3
       Institutional Shares                                                          -               2
                                                                              ------------------------
   Net increase (decrease) in net assets                                       (17,301)            608

NET ASSETS
   Beginning of period                                                         191,222         190,614
                                                                              ------------------------
   End of period                                                              $173,921        $191,222
                                                                              ========================
Accumulated undistributed net investment income:
   End of period                                                              $    164        $    418
                                                                              ========================

See accompanying notes to financial statements.

================================================================================

30  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Total Return Strategy Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek capital appreciation through the use of a dynamic allocation strategy, across stocks, bonds, and cash instruments.

The Fund's assets are invested pursuant to a dynamic allocation strategy, which allows the Fund's investment adviser to invest at any given time a portion or substantially all of the Fund's assets allocated to it in stocks or bonds, either directly or through the use of exchange-traded funds (ETFs), and/or cash equivalents, through direct investment in short-term, high-quality money market instruments or money market funds.

The Fund consists of two classes of shares: Total Return Strategy Fund Shares (Fund Shares) and Total Return Strategy Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

================================================================================

32  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

        that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost provided that amortized cost represents the fair value of such securities.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security market values. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6.  Repurchase agreements are valued at cost.

    7. Futures are valued at the last sale price at the close of market on the principal exchange on which they are traded or, in the absence of any transactions that day, the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices closest to the last reported sale price.

    8. Options are valued by a pricing service at the National Best Bid/Offer (NBBO) composite price, which is derived from the best available bid and asked prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of Fund NAV.

    9. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has

================================================================================

34  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

        been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include certain bonds valued based on methods discussed in Note 1A5.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of some securities falling in the Level 3 category are primarily supported by purchase price and quoted prices obtained from a broker-dealer participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at June 30, 2015, did not include master netting provisions.

    FUTURES CONTRACTS - The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts

================================================================================

36  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

    to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's Statement of Assets and Liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's
    Statement of Assets and Liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

================================================================================

38  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF JUNE 30, 2015* (IN THOUSANDS)

                                  ASSET DERIVATIVES                       LIABILITY DERIVATIVES
--------------------------------------------------------------------------------------------------------
                            STATEMENT OF                           STATEMENT OF
DERIVATIVES NOT             ASSETS AND                             ASSETS AND
ACCOUNTED FOR AS            LIABILITIES                            LIABILITIES
HEDGING INSTRUMENTS         LOCATION           FAIR VALUE          LOCATION                   FAIR VALUE
--------------------------------------------------------------------------------------------------------
Interest rate contracts     Net unrealized         $133**          $    -                       $  -
                            depreciation of
                            investments,
                            options, and
                            futures contracts
--------------------------------------------------------------------------------------------------------
Equity contracts            Purchased options;    2,958**          Written options               717
                            Net unrealized
                            depreciation of
                            investments,
                            options, and
                            futures contracts
--------------------------------------------------------------------------------------------------------
Foreign exchange            Net unrealized           34**               -                          -
contracts                   depreciation of
                            investments,
                            options, and
                            futures contracts
--------------------------------------------------------------------------------------------------------
Total                                            $3,125                                         $717
--------------------------------------------------------------------------------------------------------

 * For open derivative instruments as of June 30, 2015, see the Portfolio of Investments, which also is indicative of activity for the period ended June 30, 2015.

** Includes cumulative appreciation (depreciation) of futures as reported on the Portfolio of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2015 (IN THOUSANDS)

                                                                                 CHANGE IN
                                                                                 UNREALIZED
DERIVATIVES NOT                                               REALIZED           APPRECIATION
ACCOUNTED FOR AS                  STATEMENT OF                GAIN (LOSS)        (DEPRECIATION)
HEDGING INSTRUMENTS               OPERATIONS LOCATION         ON DERIVATIVES     ON DERIVATIVES
-----------------------------------------------------------------------------------------------
Interest rate contracts           Net realized gain (loss)        $  (110)           $  217
                                  on options and futures
                                  transactions/Change in net
                                  unrealized appreciation
                                  (depreciation) of options
                                  and futures contracts
-----------------------------------------------------------------------------------------------
Equity contracts                  Net realized gain (loss)         (5,731)            2,131
                                  on options and futures
                                  transactions/Change in
                                  net unrealized appreciation
                                  (depreciation) of options
                                  and futures contracts
-----------------------------------------------------------------------------------------------
Foreign exchange contracts        Net realized gain (loss)            221               (19)
                                  on options and futures
                                  transactions/Change in net
                                  unrealized appreciation
                                  (depreciation) of options
                                  and futures contracts
-----------------------------------------------------------------------------------------------
Total                                                             $(5,620)           $2,329
-----------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income and expense on securities sold short, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

================================================================================

40  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
    Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the Statement of Assets and Liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended June 30, 2015, there were no custodian and other bank credits.

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |   41

================================================================================

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the six-month period ended June 30, 2015, the Fund paid CAPCO facility fees of less than $500, which represents 0.2% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended June 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of December 31, 2015, in accordance with applicable tax law.

================================================================================

42  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At December 31, 2014, the Fund had both pre-enactment capital loss carryforwards and post-enactment long-term capital loss carryforwards for federal income tax purposes, as shown in the table below. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire between 2017 and 2018. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

                  CAPITAL LOSS CARRYFORWARDS
--------------------------------------------------------
   EXPIRES                SHORT-TERM          LONG-TERM
------------            -------------        ------------
    2017                $17,718,000          $        -
    2018                  7,811,000                   -

No Expiration                     -           2,082,000
                        -----------          ----------
   Total                $25,529,000          $2,082,000
                        ===========          ==========

For the six-month period ended June 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended June 30, 2015, were $118,758,000 and $129,411,000, respectively.

As of June 30, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of June 30, 2015, were $7,532,000 and $14,626,000, respectively, resulting in net unrealized depreciation of $7,094,000.

For the six-month period ended June 30, 2015, transactions in written call and put options* were as follows:

                                                                                              PREMIUMS
                                                       NUMBER OF                              RECEIVED
                                                       CONTRACTS                               (000's)
                                                       -----------------------------------------------
Outstanding at December 31, 2014                           4,100                                $   93
Options written                                           11,289                                 1,253
Options terminated in closing
 purchase transactions                                    (4,198)                                 (664)
Options expired                                           (4,000)                                  (68)
                                                       -----------------------------------------------
Outstanding at June 30, 2015                               7,191                                $  614
                                                       ===============================================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) CAPITAL SHARE TRANSACTIONS

At June 30, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other

================================================================================

44  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                             SIX-MONTH
                                            PERIOD ENDED                  YEAR ENDED
                                            JUNE 30, 2015             DECEMBER 31, 2014
---------------------------------------------------------------------------------------
                                       SHARES        AMOUNT       SHARES         AMOUNT
                                      -------------------------------------------------
FUND SHARES:
Shares sold                               311       $ 2,835          971       $  8,987
Shares issued from reinvested
 dividends                                 48           429           88            822
Shares redeemed                          (837)       (7,630)      (2,065)       (19,083)
                                      -------------------------------------------------
Net decrease from capital
 share transactions                      (478)      $(4,366)      (1,006)      $ (9,274)
                                      =================================================
INSTITUTIONAL SHARES:
Shares sold                               140       $ 1,279        2,138       $ 19,954
Shares issued from reinvested
 dividends                                 57           514          104            966
Shares redeemed                          (986)       (8,993)      (1,463)       (13,413)
                                      -------------------------------------------------
Net increase (decrease) from capital
 share transactions                      (789)      $(7,200)         779       $  7,507
                                      =================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund. The Manager also is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the six-month period ended June 30, 2015, the Fund had no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Flexible Portfolio Funds Index over the performance period. The Lipper Flexible Portfolio Funds Index tracks the total return performance of the 30 largest funds in the Lipper Flexible Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The performance adjustment for the Institutional Shares includes the performance of the Fund Shares for periods prior to July 12, 2013. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                      ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX (IN BASIS POINTS)(1)      (IN BASIS POINTS)(1)
------------------------------------------------------------------
+/- 100 to 400                              +/- 4
+/- 401 to 700                              +/- 5
+/- 701 and greater                         +/- 6

    (1) Based on the difference between average annual performance relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Flexible Portfolio Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the six-month period ended June 30, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $555,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(29,000) and $(14,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.07)% and (0.03)%, respectively.

================================================================================

46  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended June 30, 2015, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $71,000 and $44,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended June 30, 2015, the Fund reimbursed the Manager $2,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended June 30, 2015, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $141,000 and $45,000, respectively.

D. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 18 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of June 30, 2015, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
USAA Target Retirement Income                                           2.7
USAA Target Retirement 2020                                             5.7
USAA Target Retirement 2030                                            13.8
USAA Target Retirement 2040                                            16.8
USAA Target Retirement 2050                                             8.7
USAA Target Retirement 2060                                             0.4

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

48  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                     SIX-MONTH
                                   PERIOD ENDED
                                     JUNE 30,                      YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------------
                                       2015        2014         2013         2012             2011           2010
                                  -------------------------------------------------------------------------------
Net asset value at
 beginning of period              $  9.08      $  8.95      $   9.05     $   8.24         $   8.34       $   7.97
                                  -------------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                .03          .06           .08          .06              .02            .03
 Net realized and
  unrealized gain (loss)             (.28)         .14(a)       (.14)         .81             (.11)           .37
                                  -------------------------------------------------------------------------------
Total from investment
 operations                          (.25)         .20          (.06)         .87             (.09)           .40
                                  -------------------------------------------------------------------------------
Less distributions from:
 Net investment income               (.04)        (.07)         (.04)        (.06)            (.01)          (.03)
                                  -------------------------------------------------------------------------------
Net asset value at end of
 period                           $  8.79      $  9.08      $   8.95     $   9.05         $   8.24       $   8.34
                                  ===============================================================================

Total return (%)*                   (2.74)        2.26(a)       (.62)       10.62            (1.04)          5.01
Net assets at end of
 period (000)                     $90,310      $97,658      $105,313     $122,021         $125,895       $141,291
Ratios to average
 net assets:**
 Expenses including
  dividend expense on
  securities sold short (%)
  Including reimbursements(b)           -            -             -            -             1.72           1.79
  Excluding reimbursements(b)        1.25(c)      1.22          1.24         1.32             1.72           1.79
 Expenses excluding
  dividend expense on
  securities sold short (%)
  Including reimbursements(b)           -            -             -            -             1.35           1.35
  Excluding reimbursements(b)        1.25(c)      1.22          1.24         1.31             1.35           1.35
Net investment income (%)             .64(c)       .66           .87          .73              .23            .00(d)
Portfolio turnover (%)                 68           88           105          171(e),(f),(h)    92(e),(f)      56(e),(f),(g)

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
** For the six-month period ended June 30, 2015, average net assets were $95,804,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(a) For the year ended December 31, 2014, the Manager reimbursed the Fund
    Shares $3,000 for a loss incurred due to a trading error. The effect of this reimbursement on the Fund Shares' net realized loss and total return was less than $0.01/0.01% per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:

                                        -            -          (.00%)(+)    (.00%)(+)        (.00%)(+)      (.00%)(+)
    (+) Represents less than 0.01% of average net assets.

(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Represents less than 0.01%.
(e) The Fund's various investment strategies will create a large volume of purchase and sales transactions relative to the market value of portfolio investments, which results in portfolio turnover rates exceeding 100%.
(f) Prior to January 27, 2012, calculated excluding securities sold short, covers on securities sold short, and options transactions.
(g) Revised turnover rate for the year ended December 31, 2010, to reflect removal of short sales based on management's intent to hold the securities less than one year.
(h) Reflects increased trading activity due to changes in subadviser(s) and asset allocation strategies.

================================================================================

50  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                         SIX-MONTH
                                                       PERIOD ENDED        YEAR ENDED       PERIOD ENDED
                                                         JUNE 30,         DECEMBER 31,      DECEMBER 31,
                                                       -------------------------------------------------
                                                          2015               2014               2013***
                                                       -------------------------------------------------
Net asset value at beginning of period                 $  9.08             $  8.95             $  8.78
                                                       -----------------------------------------------
Income (loss) from investment operations:
 Net investment income                                     .04                 .08                 .06
 Net realized and unrealized gain (loss)                  (.28)                .15(a)              .15
                                                       -----------------------------------------------
Total from investment operations                          (.24)                .23                 .21
                                                       -----------------------------------------------
Less distributions from:
 Net investment income                                    (.05)               (.10)               (.04)
                                                       -----------------------------------------------
Net asset value at end of period                       $  8.79             $  9.08             $  8.95
                                                       ===============================================
Total return (%)*                                        (2.62)               2.53(a)             2.37
Net assets at end of period (000)                      $83,611             $93,564             $85,301
Ratios to average net assets:**
 Expenses (%)(c)                                          1.00(b)              .98                1.02(b)
 Expenses, excluding reimbursements (%)(c)                1.00(b)              .98                1.02(b)
 Net investment income (%)                                 .89(b)              .91                1.69(b)
Portfolio turnover (%)                                      68                  88                 105

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2015, average net assets were $89,641,000.
*** Institutional Shares commenced operations on July 12, 2013.
(a) For the year ended December 31, 2014, the Manager reimbursed the Institutional Shares $2,000 for a loss incurred due to a trading error. The effect of this reimbursement on the Institutional Shares'
    net realized loss and total return was less than $0.01/0.01% per share.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(c) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                             -                   -                (.00%)(+)
    (+)Represents less than 0.01% of average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

EXPENSE EXAMPLE

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2015, through June 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the

================================================================================

52  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                         EXPENSES PAID
                                          BEGINNING                 ENDING               DURING PERIOD*
                                         ACCOUNT VALUE           ACCOUNT VALUE         JANUARY 1, 2015 -
                                        JANUARY 1, 2015          JUNE 30, 2015           JUNE 30, 2015
                                       -----------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00               $  972.60                   $6.11

Hypothetical
 (5% return before expenses)               1,000.00                1,018.60                    6.26

INSTITUTIONAL SHARES
Actual                                     1,000.00                  973.80                    4.89

Hypothetical
 (5% return before expenses)               1,000.00                1,019.84                    5.01

* Expenses are equal to the annualized expense ratio of 1.25% for Fund Shares and 1.00% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of (2.74)% for Fund Shares and (2.62)% for Institutional Shares for the six-month period of January 1, 2015, through June 30, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

ADVISORY AGREEMENT(S)

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuance of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuance of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is

================================================================================

54  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel and investment

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," was also considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including

================================================================================

56  | USAA TOTAL RETURN STRATEGY FUND

================================================================================

the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total returns with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-year period ended December 31, 2014, and was lower than the average of its performance universe and its Lipper index for the three- and five-year periods ended December 31, 2014. The Board also noted that the Fund's percentile performance ranking was in the top 45% of its performance universe for the one-year period ended December 31, 2014, and was in the bottom 50% of its performance universe for the three- and five-year periods ended December 31, 2014. The Board took into account management's discussion of the Fund's performance, as well as management's continued monitoring of the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the interests of the Fund and its shareholders.

================================================================================

58  | USAA TOTAL RETURN STRATEGY FUND

================================================================================
TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
       USAA        We know what it means to serve.(R)              10%

   =============================================================================
   48704-0815                                (C)2015, USAA. All rights reserved.

  [LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA ULTRA SHORT-TERM BOND FUND]

 ==============================================================

        SEMIANNUAL REPORT
        USAA ULTRA SHORT-TERM BOND FUND
        FUND SHARES o INSTITUTIONAL SHARES
        JUNE 30, 2015

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"MANY OF US LIKE TO BROADEN OUR HORIZONS
DURING THE SUMMER MONTHS, EXPLORING AND             [PHOTO OF BROOKS ENGLEHARDT]
TRAVELING WITH FAMILY AND FRIENDS. WHY NOT
EXPAND OUR INVESTMENT HORIZONS AS WELL?"

--------------------------------------------------------------------------------

AUGUST 2015

When the six-month reporting period began in January 2015, we were seeing investors move away from U.S. equities toward other international developed markets. This trend, which gained momentum during the spring of 2015, was unexpected by many market watchers. At the beginning of 2015, the U.S. stock market was the global leader, continuing a six-year bull run, even though the Federal Reserve (the Fed) had ended its Quantitative Easing (QE) asset purchase program in October 2014. Market leadership shifted after the Fed announced that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies with global central banks taking a different approach from the Fed by cutting interest rates and increasing stimulus measures in an attempt to boost sluggish economies.

Then, as the reporting period came to a close in June 2015, global markets grew increasingly volatile, as the European Union's long-term structural problems (such as the debt crisis in Greece) re-emerged and investors witnessed a steep decline in Chinese stocks. Market momentum shifted, with European stocks falling sharply. Many other global stock markets also dropped. Although U.S. stocks declined, they held up better overall. These conditions persisted into early July 2015, and continue at the time of this writing.

Meanwhile, U.S. interest rates rose during the reporting period. Many market participants had expected higher interest rates after the Fed started tapering QE in 2014. However, as USAA Investments anticipated, interest rates fell instead, and continued to fall through most of 2014 and into January 2015. Interest rates started to climb thereafter, falling briefly during the spring of 2015 as the Fed pushed back expectations on the timing of an interest rate increase. Interest rates finished the reporting period slightly above where they began. Some observers have speculated that the Fed might raise the federal funds target rate sometime during 2015, while others have suggested that an interest rate hike would not come until early 2016.

The events that occurred during the reporting period are a helpful reminder that short-term events can unexpectedly affect the financial markets at any given time. That's why we believe a long-term perspective is essential to effective investing, an opinion underlined by the dramatic headlines near the end of the reporting period--the breakdown in negotiations between Greece and its creditors,

================================================================================

================================================================================

China's slowing economic growth plus the decline in its stock market, and the likelihood that Puerto Rico will default on $72 billion of its municipal debt. We expect these events will likely continue influencing the investment environment in the months ahead. Shareholders should try to ignore the "noise," which is meant to elicit an emotional reaction, and focus instead on information that can provide the long-term perspective they need to manage their investments.

At the end of the reporting period, USAA Investments has a favorable view of the international developed markets, and in particular, Europe, which appears to be benefiting from aggressive monetary stimulus from the European Central Bank.
Our positive outlook, however, is based primarily on bottom-up fundamental analysis. More specifically, we believe European companies may be better positioned to experience higher earnings growth than U.S. companies over the next two years. As for U.S. stocks, we currently consider them fairly valued, if not overvalued. In addition, while we like emerging markets stocks for the long run, we believe they will be challenged in the near term by the continued strength of the U.S. dollar and lower commodity prices.

Given the market shifts during the reporting period, it may be a good time to consider rebalancing your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. You also may want to review your investment plan and to consider the diversification of your investments. Many of us like to broaden our horizons during the summer months, exploring and traveling with family and friends. Why not expand our investment horizons as well? At the same time, we must always make sure our investment plan matches our goals, risk tolerance, and time horizon. Please do not hesitate to call one of our financial advisors if you would like assistance.

From all of us at USAA Investments, we wish you a pleasant summer and hope you find time to relax and have fun. While you enjoy the long summer days, rest assured our team of portfolio managers will continue working hard on your behalf. Thank you for allowing us to serve your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.
o Rebalancing does not protect against losses or guarantee that an investor's goal will be met. o Diversification is a technique to help reduce risk. There is no absolute guarantee that diversification will protect against a loss of income. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           4

FINANCIAL INFORMATION

    Portfolio of Investments                                                 10

    Notes to Portfolio of Investments                                        24

    Financial Statements                                                     28

    Notes to Financial Statements                                            31

EXPENSE EXAMPLE                                                              44

ADVISORY AGREEMENT(S)                                                        46

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

208370-0815

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA ULTRA SHORT-TERM BOND FUND (THE FUND) SEEKS TO PROVIDE HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION OF PRINCIPAL.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is normally to invest at least 80% of the Fund's assets in investment-grade debt securities that have a dollar-weighted average portfolio maturity of 18 months (one and a half years) or less. These securities will consist primarily of U.S. dollar-denominated debt securities that may include, but are not limited to, obligations of U.S., state, and local governments, their agencies and instrumentalities; mortgage- and asset-backed securities; corporate debt securities; repurchase agreements; and other securities believed to have debt-like characteristics, including synthetic securities. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

TONY ERA                                                     [PHOTO OF TONY ERA]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Longer-term yields rose during the six-month reporting period ended June 30, 2015, as the outlook for the U.S. economy improved and investors anticipated a potential short-term interest rate hike by the Federal Reserve (Fed). Bond prices, which move in the opposite direction of yields, fell. Shorter-term yields edged up, but remained constrained by the Fed's accommodative monetary policy. The Fed continued to hold the target federal funds rate between 0% and 0.25% throughout the reporting period. In June 2015, Fed officials reiterated that any future interest rate increase would be data dependent.

o HOW DID THE USAA ULTRA SHORT-TERM BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. At the end of the reporting period, the Fund Shares and Institutional Shares had total returns of 0.67% and 0.69%, respectively. This compares to total returns of 0.01% for the Citigroup 3-Month U.S. Treasury Bill Index and 0.36% for the Lipper Ultra Short Obligations Funds Index.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

    Refer to page 5 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

2  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

o   WHAT WERE YOUR STRATEGIES FOR THE FUND DURING THE REPORTING PERIOD?

    During the reporting period, we sought relative value opportunities among various sectors in the front end of the yield curve. In addition, because of our disciplined approach to liquidity management, we were able to invest opportunistically as interest rates rose. To help us identify attractive investment opportunities, we relied on our in-house team of analysts.

    At the end of the reporting period, the Fund had a weighted average maturity
    (WAM) of approximately one year. The portfolio's duration, which is a measure of its sensitivity to changes in interest rates, was one year.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, existing bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA ULTRA SHORT-TERM BOND FUND SHARES (FUND SHARES) (Ticker Symbol: UUSTX)

--------------------------------------------------------------------------------
                                                6/30/15              12/31/14
--------------------------------------------------------------------------------
Net Assets                                   $446.8 Million      $470.9 Million
Net Asset Value Per Share                        $10.07              $10.07
Dollar-Weighted Average Portfolio Maturity      1.1 Year            1.2 Year

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/15
--------------------------------------------------------------------------------
12/31/2014 - 6/30/2015*           1 YEAR             SINCE INCEPTION 10/18/10
        0.67%                      0.74%                     1.61%

--------------------------------------------------------------------------------
30-DAY SEC YIELD** AS OF 6/30/15                 EXPENSE RATIO AS OF 12/31/14***
--------------------------------------------------------------------------------
            1.15%                                           0.58%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

4  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    USAA ULTRA             LIPPER ULTRA        CITIGROUP 3-MONTH
                    SHORT-TERM          SHORT OBLIGATIONS     U.S. TREASURY BILL
                 BOND FUND SHARES          FUNDS INDEX              INDEX
10/31/2010         $10,000.00              $10,000.00             $10,000.00
11/30/2010           9,990.51                9,999.63              10,001.18
12/31/2010           9,990.55               10,001.43              10,002.47
 1/31/2011          10,010.25               10,010.36              10,003.67
 2/28/2011          10,032.31               10,022.47              10,004.80
 3/31/2011          10,043.36               10,028.04              10,006.00
 4/30/2011          10,075.82               10,046.48              10,007.05
 5/31/2011          10,117.41               10,055.32              10,007.83
 6/30/2011          10,119.72               10,057.04              10,008.33
 7/31/2011          10,141.41               10,063.96              10,008.65
 8/31/2011          10,133.47               10,054.67              10,009.13
 9/30/2011          10,117.83               10,041.28              10,009.51
10/31/2011          10,149.84               10,055.48              10,009.88
11/30/2011          10,142.00               10,053.10              10,009.99
12/31/2011          10,150.41               10,058.88              10,010.08
 1/31/2012          10,203.58               10,092.30              10,010.18
 2/29/2012          10,238.65               10,111.50              10,010.40
 3/31/2012          10,253.20               10,127.40              10,010.84
 4/30/2012          10,287.80               10,141.92              10,011.41
 5/31/2012          10,291.26               10,147.98              10,012.11
 6/30/2012          10,316.42               10,158.77              10,012.73
 7/31/2012          10,350.23               10,185.09              10,013.42
 8/31/2012          10,385.83               10,204.92              10,014.13
 9/30/2012          10,418.79               10,224.24              10,014.91
10/31/2012          10,443.70               10,232.20              10,015.75
11/30/2012          10,457.57               10,234.96              10,016.52
12/31/2012          10,467.85               10,238.23              10,017.27
 1/31/2013          10,491.97               10,248.67              10,017.85
 2/28/2013          10,516.22               10,255.22              10,018.30
 3/31/2013          10,530.56               10,260.54              10,018.91
 4/30/2013          10,544.03               10,271.15              10,019.57
 5/31/2013          10,535.72               10,266.32              10,020.21
 6/30/2013          10,506.12               10,245.46              10,020.62
 7/31/2013          10,527.78               10,253.75              10,020.97
 8/31/2013          10,527.64               10,254.22              10,021.29
 9/30/2013          10,558.36               10,266.89              10,021.57
10/31/2013          10,579.36               10,277.35              10,021.79
11/30/2013          10,600.08               10,287.15              10,021.98
12/31/2013          10,606.44               10,289.73              10,022.29
 1/31/2014          10,626.27               10,300.80              10,022.77
 2/28/2014          10,647.48               10,308.34              10,023.19
 3/31/2014          10,647.52               10,313.97              10,023.54
 4/30/2014          10,669.02               10,322.00              10,023.83
 5/31/2014          10,689.79               10,332.41              10,024.15
 6/30/2014          10,700.29               10,337.74              10,024.41
 7/31/2014          10,694.39               10,341.86              10,024.66
 8/31/2014          10,715.90               10,346.94              10,024.92
 9/30/2014          10,699.18               10,346.74              10,025.15
10/31/2014          10,721.12               10,349.11              10,025.36
11/30/2014          10,732.26               10,350.04              10,025.51
12/31/2014          10,707.23               10,339.79              10,025.63
 1/31/2015          10,740.60               10,348.80              10,025.80
 2/28/2015          10,752.27               10,358.29              10,025.98
 3/31/2015          10,763.98               10,365.85              10,026.18
 4/30/2015          10,775.52               10,372.57              10,026.34
 5/31/2015          10,787.70               10,378.24              10,026.48
 6/30/2015          10,779.05               10,376.65              10,026.59

                                   [END CHART]

                         Data from 10/31/10 to 6/30/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Ultra Short-Term Bond Fund Shares to the following benchmarks:

o The unmanaged Lipper Ultra Short Obligations Funds Index tracks the total return performance of the 30 largest funds within the Lipper Ultra Short Obligations Funds category.

o The unmanaged Citigroup 3-Month U.S. Treasury Bill Index represents the total return received by investors of 3-month U.S. Treasury securities.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Lipper Ultra Short Obligations Funds Index and Citigroup 3-Month U.S. Treasury Bill Index is calculated from the end of the month, October 31, 2010, while the inception date of the Fund Shares is October 18, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

USAA ULTRA SHORT-TERM BOND FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UUSIX)

--------------------------------------------------------------------------------
                                              6/30/15                12/31/14
--------------------------------------------------------------------------------
Net Assets                                  $67.8 Million         $69.3 Million
Net Asset Value Per Share                      $10.07                $10.07
Dollar-Weighted Average Portfolio Maturity    1.1 Year              1.2 Year

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/15
--------------------------------------------------------------------------------
12/31/2014 - 6/30/2015*             1 YEAR            SINCE INCEPTION 7/12/13
        0.69%                        0.77%                     1.33%

--------------------------------------------------------------------------------
30-DAY SEC YIELD** AS OF 6/30/15                 EXPENSE RATIO AS OF 12/31/14***
--------------------------------------------------------------------------------
            1.18%                                            0.53%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

6  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

               USAA ULTRA SHORT-TERM             LIPPER ULTRA          CITIGROUP 3-MONTH
              BOND FUND INSTITUTIONAL       SHORT OBLIGATIONS FUNDS    U.S. TREASURY BILL
                     SHARES                         INDEX                   INDEX
 7/31/2013         $10,000.00                    $10,000.00              $10,000.00
 8/31/2013          10,015.38                     10,000.46               10,000.32
 9/30/2013          10,045.24                     10,012.81               10,000.60
10/31/2013          10,075.96                     10,023.02               10,000.82
11/30/2013          10,085.99                     10,032.58               10,001.01
12/31/2013          10,091.20                     10,035.09               10,001.32
 1/31/2014          10,110.37                     10,045.89               10,001.80
 2/28/2014          10,130.87                     10,053.24               10,002.22
 3/31/2014          10,131.33                     10,058.74               10,002.57
 4/30/2014          10,152.38                     10,066.56               10,002.85
 5/31/2014          10,172.81                     10,076.72               10,003.17
 6/30/2014          10,183.49                     10,081.92               10,003.43
 7/31/2014          10,178.39                     10,085.93               10,003.69
 8/31/2014          10,199.21                     10,090.89               10,003.95
 9/30/2014          10,193.49                     10,090.70               10,004.17
10/31/2014          10,204.34                     10,093.00               10,004.38
11/30/2014          10,215.19                     10,093.91               10,004.53
12/31/2014          10,192.05                     10,083.91               10,004.65
 1/31/2015          10,224.09                     10,092.70               10,004.83
 2/28/2015          10,235.49                     10,101.95               10,005.00
 3/31/2015          10,246.99                     10,109.33               10,005.20
 4/30/2015          10,268.49                     10,115.89               10,005.36
 5/31/2015          10,280.27                     10,121.41               10,005.50
 6/30/2015          10,262.06                     10,119.86               10,005.61

                                   [END CHART]

                         Data from 7/31/13 to 6/30/15.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Ultra Short-Term Bond Fund Institutional Shares to the Fund's benchmarks listed above (see page 5 for benchmark definitions).

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the Lipper Ultra Short Obligations Funds Index and Citigroup 3-Month U.S. Treasury Bill Index is calculated from the end of the month, July 31, 2013, while the Institutional Shares initially invested in securities on July 15, 2013. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                         o ASSET ALLOCATION - 6/30/15 o

                         [PIE CHART OF ASSET ALLOCATION]

CORPORATE OBLIGATIONS                                                      46.2%
EURODOLLAR AND YANKEE OBLIGATIONS                                          20.7%
COMMERCIAL MORTGAGE SECURITIES                                             13.0%
ASSET-BACKED SECURITIES                                                    11.1%
MUNICIPAL BONDS                                                             2.5%
MONEY MARKET INSTRUMENTS                                                    8.2%

                               [END OF PIE CHART]

Percentages are of the net assets of the Fund, and may not equal 100%.

================================================================================

8  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 6/30/15 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                        17.1%
AA                                                         13.4%
A                                                          34.5%
BBB                                                        28.6%
BELOW INVESTMENT-GRADE                                      4.6%
UNRATED                                                     1.8%

                               [END OF PIE CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide an independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and prerefunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 10-23.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

PORTFOLIO OF INVESTMENTS

June 30, 2015 (unaudited)

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                            COUPON                               VALUE
(000)         SECURITY                                             RATE           MATURITY             (000)
------------------------------------------------------------------------------------------------------------
              CORPORATE OBLIGATIONS (46.2%)

              CONSUMER DISCRETIONARY (3.5%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.2%)
    $ 1,000   Ford Motor Credit Co., LLC                           1.53%(a)       5/09/2016         $  1,006
                                                                                                    --------
              CABLE & SATELLITE (1.0%)
      2,375   CSC Holdings, LLC(b)                                 1.94           4/17/2018            2,374
      1,000   NBCUniversal Enterprise, Inc.(c)                     0.81(a)        4/15/2016            1,003
      2,000   Time Warner Cable, Inc.                              5.85           5/01/2017            2,137
                                                                                                    --------
                                                                                                       5,514
                                                                                                    --------
              CASINOS & GAMING (0.4%)
      1,950   MGM Resorts International(b)                         2.94          12/20/2017            1,950
                                                                                                    --------
              GENERAL MERCHANDISE STORES (0.4%)
      2,000   Dollar Tree, Inc.(b)                                 2.56           2/06/2020            2,003
                                                                                                    --------
              HOTELS, RESORTS & CRUISE LINES (0.4%)
      1,865   Hyatt Hotels Corp.                                   3.88           8/15/2016            1,916
                                                                                                    --------
              RESTAURANTS (0.7%)
      3,880   ARAMARK Services, Inc.(b)                            3.25           9/07/2019            3,882
                                                                                                    --------
              SPECIALTY STORES (0.4%)
      1,900   Staples, Inc.(d)                                     2.75           1/12/2018            1,918
                                                                                                    --------
              Total Consumer Discretionary                                                            18,189
                                                                                                    --------
              CONSUMER STAPLES (0.8%)
              -----------------------
              DRUG RETAIL (0.4%)
      2,000   CVS Health Corp.                                     2.25          12/05/2018            2,026
                                                                                                    --------
              PACKAGED FOODS & MEAT (0.4%)
      2,000   Tyson Foods, Inc.                                    2.65           8/15/2019            2,015
                                                                                                    --------
              Total Consumer Staples                                                                   4,041
                                                                                                    --------
              ENERGY (4.7%)
              -------------
              OIL & GAS DRILLING (0.9%)
      1,000   Nabors Industries, Inc.                              2.35           9/15/2016            1,003
      1,012   Noble Holding International Ltd.                     2.50           3/15/2017            1,011
      2,500   Noble Holding International Ltd.                     7.50           3/15/2019            2,740
                                                                                                    --------
                                                                                                       4,754
                                                                                                    --------

================================================================================

10  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                            COUPON                               VALUE
(000)         SECURITY                                             RATE           MATURITY             (000)
------------------------------------------------------------------------------------------------------------
              OIL & GAS EQUIPMENT & SERVICES (0.7%)
    $ 1,580   Cameron International Co.                            1.40%          6/15/2017         $  1,571
      2,000   Weatherford Bermuda                                  6.00           3/15/2018            2,130
                                                                                                    --------
                                                                                                       3,701
                                                                                                    --------
              OIL & GAS EXPLORATION & PRODUCTION (1.2%)
      1,650   EQT Corp.                                            5.15           3/01/2018            1,735
      2,000   Murphy Oil Corp.                                     2.50          12/01/2017            1,997
      2,000   QEP Resources, Inc.                                  6.80           4/01/2018            2,085
                                                                                                    --------
                                                                                                       5,817
                                                                                                    --------
              OIL & GAS REFINING & MARKETING (0.4%)
      2,029   Tesoro Corp.(b)                                      2.44           5/30/2016            2,028
                                                                                                    --------
              OIL & GAS STORAGE & TRANSPORTATION (1.5%)
      3,000   Boardwalk Pipelines, LLC                             5.50           2/01/2017            3,112
      2,000   DCP Midstream Operating, LP                          2.50          12/01/2017            1,939
      1,000   Sabine Pass LNG, LP(c)                               7.50          11/30/2016            1,057
      1,000   Sabine Pass LNG, LP                                  7.50          11/30/2016            1,058
        500   Targa Resources Partners, LP(c)                      5.00           1/15/2018              514
                                                                                                    --------
                                                                                                       7,680
                                                                                                    --------
              Total Energy                                                                            23,980
                                                                                                    --------
              FINANCIALS (25.7%)
              ------------------
              ASSET MANAGEMENT & CUSTODY BANKS (0.2%)
      1,000   State Street Bank & Trust Co.                        0.48(a)       12/08/2015            1,000
                                                                                                    --------
              CONSUMER FINANCE (2.4%)
      6,000   American Express Bank, FSB                           0.49(a)        6/12/2017            5,966
      2,000   Capital One Bank, N.A.                               2.25           2/13/2019            1,990
      3,530   Capital One, N.A.                                    0.73(a)        3/22/2016            3,529
      1,000   Caterpillar Financial Services Corp.                 0.52(a)        2/26/2016            1,001
                                                                                                    --------
                                                                                                      12,486
                                                                                                    --------
              DIVERSIFIED BANKS (5.9%)
      1,000   Bank of America Corp.                               1.10(a)        3/22/2016             1,002
      3,250   Bank of America Corp.                               0.60(a)        8/15/2016             3,237
      2,000   Bank of America Corp.                               0.54(a)       10/14/2016             1,993
      1,000   Bank of America Corp.                               1.32(a)        1/15/2019             1,010
      1,000   Citigroup, Inc.                                     2.25           8/07/2015             1,002
      1,000   Citigroup, Inc.                                     1.25           1/15/2016             1,003
      5,000   Citigroup, Inc.                                     0.55(a)        6/09/2016             4,978
      1,000   Citigroup, Inc.                                     1.97(a)        5/15/2018             1,027
      1,000   Citigroup, Inc.                                     2.50           7/29/2019             1,003
      3,500   Santander Holdings USA, Inc.                        3.00           9/24/2015             3,510
      1,300   U.S. Bancorp                                        3.44           2/01/2016             1,317

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                            COUPON                               VALUE
(000)         SECURITY                                             RATE           MATURITY             (000)
------------------------------------------------------------------------------------------------------------
    $ 2,000   Wachovia Corp.                                       0.62%(a)      10/28/2015         $  1,999
      3,000   Wachovia Corp.                                       0.65(a)       10/15/2016            2,990
      2,500   Wells Fargo & Co.                                    0.48(a)       10/28/2015            2,501
      2,000   Wells Fargo Bank, N.A.                               0.49(a)        5/16/2016            1,995
                                                                                                    --------
                                                                                                      30,567
                                                                                                    --------
              LIFE & HEALTH INSURANCE (1.5%)
      2,000   MetLife Global Funding I(c)                          1.88           6/22/2018            2,015
      1,000   New York Life Global Funding(c)                      0.80           2/12/2016            1,001
      1,000   Principal Life Global Funding II(c)                  1.00          12/11/2015            1,002
      1,000   Protective Life Corp.                                6.40           1/15/2018            1,107
      2,800   Prudential Covered Trust(c)                          3.00           9/30/2015            2,815
                                                                                                    --------
                                                                                                       7,940
                                                                                                    --------
              MULTI-LINE INSURANCE (0.2%)
      1,000   MassMutual Global Funding, LLC(c)                    2.10           8/02/2018            1,013
                                                                                                    --------
              MULTI-SECTOR HOLDINGS (1.0%)
      5,000   Leucadia National Corp.                              8.13           9/15/2015            5,066
                                                                                                    --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (2.0%)
      2,037   AWAS Finance Luxembourg 2012 S.A.(b)                 3.50           7/16/2018            2,043
      2,000   General Electric Capital Corp.                       1.30(a)        7/02/2015            2,000
      1,000   General Electric Capital Corp.                       0.89(a)       12/11/2015            1,003
      1,500   General Electric Capital Corp.                       0.47(a)        1/08/2016            1,501
      2,000   General Electric Capital Corp.                       0.93(a)        7/12/2016            2,012
      1,697   General Electric Capital Corp.                       0.60(a)       12/20/2016            1,701
                                                                                                    --------
                                                                                                      10,260
                                                                                                    --------
              PROPERTY & CASUALTY INSURANCE (0.4%)
      2,000   Sirius International Group(c)                        6.38           3/20/2017            2,103
                                                                                                    --------
              REGIONAL BANKS (8.5%)
      1,500   BOKF, N.A.                                           0.96(a)        5/15/2017            1,485
      6,000   Branch Banking & Trust Co.                           0.61(a)        9/13/2016            5,985
      4,000   Cullen/Frost Bankers, Inc.                           0.80(a)        2/15/2017            3,969
      2,200   Fifth Third Bancorp                                  0.70(a)       12/20/2016            2,189
      3,000   Fifth Third Bank                                     0.69(a)        2/26/2016            3,000
      1,000   Fifth Third Bank                                     0.79(a)       11/18/2016            1,002
      1,000   Fulton Financial Corp.                               5.75           5/01/2017            1,059
      4,000   Huntington National Bank                             1.35           8/02/2016            4,004
      1,968   Key Bank, N.A.                                       4.95           9/15/2015            1,981
      2,000   MUFG Union Bank, N.A.                                1.50           9/26/2016            2,007
      1,000   MUFG Union Bank, N.A.                                2.63           9/26/2018            1,017
      1,661   National City Bank                                   0.64(a)       12/15/2016            1,658
      4,225   National City Bank                                   0.65(a)        6/07/2017            4,206
      1,000   PNC Bank, N.A.                                       2.20           1/28/2019            1,005

================================================================================

12  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                            COUPON                               VALUE
(000)         SECURITY                                             RATE           MATURITY             (000)
------------------------------------------------------------------------------------------------------------
    $ 4,900   SunTrust Bank                                        0.57%(a)       8/24/2015         $  4,899
        772   SunTrust Bank                                        5.00           9/01/2015              777
      3,500   Zions Bancorp.                                       6.00           9/15/2015            3,527
                                                                                                    --------
                                                                                                      43,770
                                                                                                    --------
              REITs - DIVERSIFIED (0.7%)
        850   Mid-America Apartments, LP                           5.50          10/01/2015              859
      1,068   PPF Funding, Inc.(c)                                 5.63           1/15/2017            1,116
      1,423   PPF Funding, Inc.(c)                                 5.70           4/15/2017            1,497
                                                                                                    --------
                                                                                                       3,472
                                                                                                    --------
              REITs - HOTEL & RESORT (0.2%)
      1,000   Hospitality Properties Trust                         5.63           3/15/2017            1,056
                                                                                                    --------
              REITs - INDUSTRIAL (0.1%)
        600   Prologis, LP                                         4.00           1/15/2018              630
                                                                                                    --------
              REITs - OFFICE (0.5%)
      2,552   Mack-Cali Realty, LP                                 2.50          12/15/2017            2,563
                                                                                                    --------
              REITs - RESIDENTIAL (0.3%)
      1,350   UDR, Inc.                                            4.25           6/01/2018            1,434
                                                                                                    --------
              REITs - RETAIL (1.0%)
        820   Equity One, Inc.                                     6.00           9/15/2017              891
        905   Kimco Realty Corp.                                   5.58          11/23/2015              921
        500   Pan Pacific Retail Properties, Inc.                  5.25           9/01/2015              503
        500   Realty Income Corp.                                  5.38           9/15/2017              540
      2,000   Regency Centers, LP                                  5.25           8/01/2015            2,007
                                                                                                    --------
                                                                                                       4,862
                                                                                                    --------
              THRIFTS & MORTGAGE FINANCE (0.8%)
      4,000   Chittenden Corp.                                     0.96(a)        2/14/2017            3,982
                                                                                                    --------
              Total Financials                                                                       132,204
                                                                                                    --------
              HEALTH CARE (1.3%)
              ------------------
              HEALTH CARE FACILITIES (0.4%)
      1,975   HCA, Inc.(b)                                         2.94           3/31/2017            1,977
                                                                                                    --------
              HEALTH CARE SERVICES (0.5%)
        768   Laboratory Corp. of America Holdings                 2.20           8/23/2017              777
      2,000   Quest Diagnostics, Inc.                              2.70           4/01/2019            2,018
                                                                                                    --------
                                                                                                       2,795
                                                                                                    --------
              PHARMACEUTICALS (0.4%)
      2,000   AbbVie, Inc.                                         1.04(a)       11/06/2015            2,003
                                                                                                    --------
              Total Health Care                                                                        6,775
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                            COUPON                               VALUE
(000)         SECURITY                                             RATE           MATURITY             (000)
------------------------------------------------------------------------------------------------------------
              INDUSTRIALS (4.2%)
              ------------------
              AIRLINES (1.2%)
    $ 5,125   Aviation Capital Group Corp.(c)                      3.88%          9/27/2016         $  5,217
        917   Continental Airlines, Inc. "B" Pass-Through Trust    6.25          10/11/2021              968
                                                                                                    --------
                                                                                                       6,185
                                                                                                    --------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS (0.7%)
      2,000   CNH Industrial Capital, LLC                          3.88          11/01/2015            2,010
      1,500   CNH Industrial Capital, LLC                          3.25           2/01/2017            1,502
                                                                                                    --------
                                                                                                       3,512
                                                                                                    --------
              TRADING COMPANIES & DISTRIBUTORS (0.8%)
      2,000   International Lease Finance Corp.                    2.24(a)        6/15/2016            2,002
      1,089   International Lease Finance Corp.(c)                 6.75           9/01/2016            1,148
      1,000   International Lease Finance Corp.(c)                 7.13           9/01/2018            1,117
                                                                                                    --------
                                                                                                       4,267
                                                                                                    --------
              TRUCKING (1.5%)
      2,962   Avis Budget Car Rental, LLC(b)                       3.00           3/15/2019            2,971
      1,975   Hertz Corp.(b)                                       3.50           3/11/2018            1,967
      1,000   Penske Truck Leasing Co., LP / PTL Finance Corp.(c)  2.88           7/17/2018            1,019
      2,000   Ryder System, Inc.                                   2.50           5/11/2020            1,987
                                                                                                    --------
                                                                                                       7,944
                                                                                                    --------
              Total Industrials                                                                       21,908
                                                                                                    --------
              INFORMATION TECHNOLOGY (1.2%)
              -----------------------------
              ELECTRONIC COMPONENTS (0.4%)
      2,000   Amphenol Corp.                                       2.55           1/30/2019            2,028
                                                                                                    --------
              SEMICONDUCTORS (0.8%)
      1,995   NXP B.V.(b)                                          2.75           3/04/2017            1,996
      1,990   NXP B.V.(b)                                          3.25           1/11/2020            1,985
                                                                                                    --------
                                                                                                       3,981
                                                                                                    --------
              Total Information Technology                                                             6,009
                                                                                                    --------
              MATERIALS (3.1%)
              ----------------
              ALUMINUM (0.8%)
      1,000   Alcoa, Inc.                                          5.55           2/01/2017            1,051
      2,793   Alcoa, Inc.                                          5.72           2/23/2019            2,985
                                                                                                    --------
                                                                                                       4,036
                                                                                                    --------
              CONSTRUCTION MATERIALS (1.3%)
      7,000   Martin Marietta Materials, Inc.                      1.38(a)        6/30/2017            6,974
                                                                                                    --------

================================================================================

14  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                              COUPON                             VALUE
(000)         SECURITY                                               RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------
              DIVERSIFIED METALS & MINING (0.8%)
    $ 2,000   Freeport-McMoRan, Inc.                                 2.30%         11/14/2017       $  1,995
      2,000   Freeport-McMoRan, Inc.                                 2.38           3/15/2018          1,986
                                                                                                    --------
                                                                                                       3,981
                                                                                                    --------
              SPECIALTY CHEMICALS (0.2%)
      1,000   Albemarle Corp.                                        3.00          12/01/2019          1,003
                                                                                                    --------
              Total Materials                                                                         15,994
                                                                                                    --------
              TELECOMMUNICATION SERVICES (0.3%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
      1,371   Verizon Communications, Inc.                           2.50           9/15/2016          1,394
                                                                                                    --------
              UTILITIES (1.4%)
              ----------------
              ELECTRIC UTILITIES (1.4%)
      2,000   FirstEnergy Corp.                                      2.75           3/15/2018          2,031
      5,000   IPALCO Enterprises, Inc.(e)                            5.00           5/01/2018          5,300
                                                                                                    --------
                                                                                                       7,331
                                                                                                    --------
              Total Utilities                                                                          7,331
                                                                                                    --------
              Total Corporate Obligations (cost: $236,922)                                           237,825
                                                                                                    --------

              EURODOLLAR AND YANKEE OBLIGATIONS (20.7%)

              CONSUMER DISCRETIONARY (2.5%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (2.5%)
      1,000   Daimler Finance, N.A., LLC(c)                          0.96(a)        8/01/2016          1,004
      3,306   Hyundai Capital Services, Inc.(c)                      1.09(a)        3/18/2017          3,316
      1,000   Nissan Motor Acceptance Corp.(c)                       0.98(a)        9/26/2016          1,005
      1,765   Nissan Motor Acceptance Corp.(c)                       0.83(a)        3/03/2017          1,772
      3,000   Nissan Motor Acceptance Corp.(c)                       1.95           9/12/2017          3,022
      1,000   Nissan Motor Acceptance Corp.(c)                       2.35           3/04/2019          1,009
      2,000   Volkswagen Group of America Finance, LLC(c)            0.65(a)        5/23/2017          2,001
                                                                                                    --------
                                                                                                      13,129
                                                                                                    --------
              Total Consumer Discretionary                                                            13,129
                                                                                                    --------
              CONSUMER STAPLES (0.2%)
              -----------------------
              BREWERS (0.2%)
      1,000   SABMiller Holdings, Inc.(c)                            0.97(a)        8/01/2018          1,004
                                                                                                    --------
              ENERGY (3.3%)
              -------------
              INTEGRATED OIL & GAS (2.8%)
      2,000   BP Capital Markets plc                                 0.70(a)       11/07/2016          2,000
      3,495   BP Capital Markets plc                                 1.63           8/17/2017          3,503
      2,000   Petrobras Global Finance B.V.                          1.90(a)        5/20/2016          1,975

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                            COUPON                               VALUE
(000)         SECURITY                                             RATE           MATURITY             (000)
------------------------------------------------------------------------------------------------------------
    $ 2,000   Petrobras International Finance Co.                  3.88%          1/27/2016         $  2,011
      2,000   Petrobras International Finance Co.                  3.50           2/06/2017            1,984
      3,000   TransCanada PipeLines Ltd.                           0.96(a)        6/30/2016            3,003
                                                                                                    --------
                                                                                                      14,476
                                                                                                    --------
              OIL & GAS STORAGE & TRANSPORTATION (0.5%)
      1,000   Enbridge, Inc.                                       0.92(a)       10/01/2016              998
      1,500   Enbridge, Inc.                                       0.73(a)        6/02/2017            1,483
                                                                                                    --------
                                                                                                       2,481
                                                                                                    --------
              Total Energy                                                                            16,957
                                                                                                    --------
              FINANCIALS (9.0%)
              -----------------
              CONSUMER FINANCE (0.8%)
      4,000   American Honda Finance Corp.(c)                      0.66(a)        5/26/2016            4,010
                                                                                                    --------
              DIVERSIFIED BANKS (4.7%)
      2,000   Abbey National Treasury Services                     0.80(a)        3/13/2017            1,999
      2,000   ABN AMRO Bank N.V.(c)                                1.38           1/22/2016            2,007
      2,000   ABN AMRO Bank N.V.(c)                                1.08(a)       10/28/2016            2,010
      1,000   ANZ New Zealand International Ltd.(c)                3.13           8/10/2015            1,003
      1,000   ANZ New Zealand International Ltd.(c)                1.85          10/15/2015            1,004
      2,000   Banco Santander Chile(c)                             1.18           4/11/2017            1,996
      3,000   Canadian Imperial Bank of Commerce                   0.80(a)        7/18/2016            3,011
      2,000   Commonwealth Bank of Australia(c)                    0.78(a)        9/20/2016            2,008
      1,000   Norddeutsche Landesbank Girozentrale(c)              0.88          10/16/2015            1,001
      2,225   Standard Chartered Bank(c)                           6.40           9/26/2017            2,429
      2,000   Standard Chartered plc(c)                            3.20           5/12/2016            2,037
      2,000   Svenska Handelsbanken AB                             0.75(a)        9/23/2016            2,007
      2,000   Swedbank AB(c)                                       1.75           3/12/2018            2,004
                                                                                                    --------
                                                                                                      24,516
                                                                                                    --------
              DIVERSIFIED CAPITAL MARKETS (0.4%)
      2,000   Deutsche Bank AG                                     0.89(a)        2/13/2017            1,998
                                                                                                    --------
              DIVERSIFIED REAL ESTATE ACTIVITIES (0.3%)
      1,500   Brookfield Asset Management, Inc.                    5.80           4/25/2017            1,612
                                                                                                    --------
              LIFE & HEALTH INSURANCE (0.4%)
      2,000   Sun Canada Financial Co.(c)                          7.25          12/15/2015            2,057
                                                                                                    --------
              OTHER DIVERSIFIED FINANCIAL SERVICES (1.2%)
      2,000   ING Bank N.V.(c)                                     1.92(a)        9/25/2015            2,007
      2,000   ING Bank N.V.(c)                                     2.00           9/25/2015            2,005
      2,000   ING Bank N.V.(c)                                     1.23(a)        3/07/2016            2,009
                                                                                                    --------
                                                                                                       6,021
                                                                                                    --------

================================================================================

16  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                            COUPON                               VALUE
(000)         SECURITY                                             RATE           MATURITY             (000)
------------------------------------------------------------------------------------------------------------
              PROPERTY & CASUALTY INSURANCE (1.0%)
    $ 2,000   QBE Insurance Group Ltd.(c)                          2.40%          5/01/2018         $  2,012
      3,000   Suncorp-Metway Ltd.(c)                               0.98(a)        3/28/2017            3,001
                                                                                                    --------
                                                                                                       5,013
                                                                                                    --------
              REITs - RETAIL (0.2%)
      1,000   Scentre Group Trust(c)                               2.38          11/05/2019              998
                                                                                                    --------
              Total Financials                                                                        46,225
                                                                                                    --------
              INDUSTRIALS (2.0%)
              ------------------
              INDUSTRIAL CONGLOMERATES (1.5%)
      2,525   Hutchison Whampoa International Ltd.(c)              4.63           9/11/2015            2,544
      5,000   Hutchison Whampoa International Ltd.(c)              2.00          11/08/2017            5,031
                                                                                                    --------
                                                                                                       7,575
                                                                                                    --------
              MARINE (0.2%)
      1,000   A.P. Moeller-Maersk A/S(c)                           2.55           9/22/2019            1,008
                                                                                                    --------
              RAILROADS (0.3%)
      1,500   Asciano Finance Ltd.(c)                              3.13           9/23/2015            1,506
                                                                                                    --------
              Total Industrials                                                                       10,089
                                                                                                    --------
              MATERIALS (3.7%)
              ----------------
              DIVERSIFIED METALS & MINING (3.1%)
      3,000   Anglo American Capital plc(c)                        1.23(a)        4/15/2016            2,994
      1,695   Anglo American Capital plc(c)                        3.63           5/14/2020            1,697
      2,000   Glencore Finance Canada Ltd.(c)                      2.05          10/23/2015            2,005
      2,000   Glencore Funding, LLC(c)                             1.70           5/27/2016            2,003
      1,000   Glencore Funding, LLC(c)                             3.13           4/29/2019            1,010
      3,000   Rio Tinto Finance USA plc                            1.12(a)        6/17/2016            3,008
      2,362   Teck Resources Ltd.                                  3.00           3/01/2019            2,278
      1,000   Vedanta Resources plc(c)                             6.75           6/07/2016            1,029
                                                                                                    --------
                                                                                                      16,024
                                                                                                    --------
              STEEL (0.6%)
      2,000   ArcelorMittal                                        4.50           3/01/2016            2,040
        500   ArcelorMittal                                        6.13           6/01/2018              534
        500   ArcelorMittal                                        5.13           6/01/2020              508
                                                                                                    --------
                                                                                                       3,082
                                                                                                    --------
              Total Materials                                                                         19,106
                                                                                                    --------
              Total Eurodollar and Yankee Obligations (cost: $106,312)                               106,510
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                            COUPON                               VALUE
(000)         SECURITY                                             RATE           MATURITY             (000)
------------------------------------------------------------------------------------------------------------
              ASSET-BACKED SECURITIES (11.1%)

              FINANCIALS (11.1%)
              ------------------
              ASSET-BACKED FINANCING (11.1%)
    $ 1,665   AmeriCredit Automobile Receivables Trust             4.26%          2/08/2017         $  1,666
      1,826   AmeriCredit Automobile Receivables Trust             4.00           5/08/2017            1,831
      1,005   AmeriCredit Automobile Receivables Trust             2.42           5/08/2018            1,013
      1,000   AmeriCredit Automobile Receivables Trust             1.57           1/08/2019            1,002
      1,851   ARI Fleet Lease Trust(c)                             0.81          11/15/2022            1,851
      1,165   Arran Residential Mortgages Funding plc(c)           1.73(a)       11/19/2047            1,170
        667   Avis Budget Rental Car Funding (AESOP), LLC(c)       2.05           8/20/2016              668
      3,000   Babson CLO Ltd.(c),(f)                               1.67(a)        5/15/2023            3,000
      2,000   California Republic Auto Receivables Trust           1.57          12/16/2019            2,007
      2,200   California Republic Auto Receivables Trust           2.30          12/16/2019            2,206
      1,000   California Republic Auto Receivables Trust           2.34           4/15/2020            1,001
      2,950   CarMax Auto Owner Trust                              2.08           3/15/2018            2,979
      2,500   Chase Issuance Trust                                 0.65(a)        4/15/2019            2,486
      2,000   CIT Equipment Collateral(c)                          1.50          10/21/2019            2,003
      1,295   CIT Equipment Collateral(c)                          2.15           2/20/2020            1,296
      1,000   CNH Equipment Trust                                  1.61           5/17/2021            1,004
        767   Credit Acceptance Auto Loan Trust(c)                 1.21          10/15/2020              768
      2,055   Credit Acceptance Auto Loan Trust(c)                 1.83           4/15/2021            2,053
      1,500   Credit Acceptance Auto Loan Trust(c)                 1.88           3/15/2022            1,506
      3,629   Enterprise Fleet Financing, LLC(c)                   0.87           9/20/2019            3,627
        265   Exeter Automobile Receivables Trust(c)               1.49          11/15/2017              266
        929   Exeter Automobile Receivables Trust(c)               1.29           5/15/2018              930
      2,000   GE Capital Credit Card Master Note Trust             0.67(a)        5/15/2019            2,002
      1,000   GE Dealer Floorplan Master Note Trust                0.59(a)        4/20/2018              999
        912   GE Equipment Small Ticket, LLC(c)                    1.02           2/24/2017              914
      3,000   GE Equipment Small Ticket, LLC(c)                    1.39           7/24/2020            3,017
      1,045   M&T Bank Auto Receivables Trust(c)                   2.16           3/15/2019            1,053
      2,000   Marine Park CLO Ltd.(c),(d),(f)                      1.56(a)       10/12/2023            2,000
      1,690   MMAF Equipment Finance, LLC(c)                       1.35          10/10/2018            1,697
      1,090   Prestige Auto Receivables Trust(c)                   0.97           3/15/2018            1,091
      1,334   Santander Drive Auto Receivables Trust               4.01           2/15/2017            1,338
      1,046   Santander Drive Auto Receivables Trust               3.01           4/16/2018            1,055
      2,000   Santander Drive Auto Receivables Trust               1.45           5/15/2019            2,004
      2,526   Santander Drive Auto Receivables Trust               2.91           4/15/2020            2,557
      1,000   TCF Auto Receivables Owner Trust(c)                  1.02           8/15/2018            1,001
                                                                                                    --------
                                                                                                      57,061
                                                                                                    --------
              Total Financials                                                                        57,061
                                                                                                    --------
              Total Asset-Backed Securities (cost: $56,979)                                           57,061
                                                                                                    --------

================================================================================

18  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                            COUPON                               VALUE
(000)         SECURITY                                             RATE           MATURITY             (000)
------------------------------------------------------------------------------------------------------------
              COMMERCIAL MORTGAGE SECURITIES (13.0%)

              FINANCIALS (13.0%)
              ------------------
              COMMERCIAL MORTGAGE-BACKED SECURITIES (12.4%)
    $   453   Banc of America Commercial Mortgage, Inc.            4.73%          7/10/2043         $    454
      2,405   Banc of America Commercial Mortgage, Inc.            5.68           7/10/2046            2,507
      1,595   Banc of America Commercial Mortgage, Inc.            6.43(a)        2/10/2051            1,738
      2,000   Banc of America Commercial Mortgage, Inc.            6.47           2/10/2051            2,183
      1,500   Banc of America Merrill Lynch Commercial
                Mortgage Securities Trust(c)                       0.99           6/15/2028            1,497
      1,500   Banc of America Merrill Lynch Commercial
                Mortgage Securities Trust(c)                       1.29           6/15/2028            1,498
      1,000   Barclays Commercial Mortgage Securities, LLC(c)      1.29           2/15/2028              998
      2,000   Barclays Commercial Mortgage Securities, LLC(c)      1.79           2/15/2028            1,999
      1,189   Bear Stearns Commercial Mortgage Securities, Inc.    5.41          12/11/2040            1,196
      1,000   CGBAM Commercial Mortgage Trust                      3.21           4/10/2028            1,015
      2,000   CGWF Commercial Mortgage Trust(c)                    1.14          11/15/2030            1,999
        491   Chase Commercial Mortgage Securities Corp.(c)        6.56           5/18/2030              503
      5,000   Citigroup Commercial Mortgage Trust(c)               1.24           6/15/2033            4,972
        602   Citigroup Deutsche Bank Commercial Mortgage Trust    5.28          12/11/2049              605
        792   Commercial Mortgage Trust(c)                         1.70          10/13/2028              792
      1,700   Commercial Mortgage Trust(c)                         1.79           2/13/2032            1,703
        520   Commercial Mortgage Trust                            5.97           6/10/2046              539
      2,097   Commercial Mortgage Trust                            1.28           8/10/2046            2,101
      2,000   Greenwich Capital Commercial Funding Corp.           6.01           7/10/2038            2,074
      3,000   GS Mortgage Securities Trust                         5.62           4/10/2038            3,051
      1,175   GS Mortgage Securities Trust                         1.21           7/10/2046            1,177
      1,766   GS Mortgage Securities Trust                         1.51           9/10/2047            1,765
      1,971   Hilton USA Trust(c)                                  1.69          11/05/2030            1,971
      1,000   Hilton USA Trust(c)                                  3.37          11/05/2030            1,006
      2,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(c)                                1.09          10/15/2029            1,992
      3,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(c)                                1.59          10/15/2029            2,996
        120   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(c)                                1.14          12/15/2030              120
      2,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(c)                                1.94          12/15/2030            2,001
        141   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                   5.12           7/15/2041              141
      1,155   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                   5.46           1/12/2043            1,164

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                            COUPON                               VALUE
(000)         SECURITY                                             RATE           MATURITY             (000)
------------------------------------------------------------------------------------------------------------
    $ 1,300   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(c)                                3.62%         11/15/2043         $  1,358
         60   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.                                   6.10           4/15/2045               60
      1,000   J.P. Morgan Chase Commercial Mortgage
                Securities Corp.(c)                                4.39           2/15/2046            1,066
        115   LB-UBS Commercial Mortgage Trust                     4.57           1/15/2031              116
      1,988   LB-UBS Commercial Mortgage Trust                     5.16           2/15/2031            2,008
      1,084   Morgan Stanley Capital I, Inc.                       5.33           3/15/2044            1,084
      2,618   Morgan Stanley-BAML Trust                            1.55           8/15/2047            2,618
      3,000   SCG Trust(c)                                         1.59          11/15/2026            3,000
        500   TimberStar Trust(c)                                  6.21          10/15/2036              513
        135   Wachovia Bank Commercial Mortgage Trust              5.94           6/15/2045              136
      3,000   Wells Fargo Commercial Mortgage Trust(c)             1.21           2/15/2027            2,999
      1,000   Wells Fargo Commercial Mortgage Trust(c)             1.54           2/15/2027              997
                                                                                                    --------
                                                                                                      63,712
                                                                                                    --------
              INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (0.6%)
     11,917   Fannie Mae(+)                                        2.24          12/25/2019              657
     20,058   Freddie Mac(+)                                       1.78           4/25/2017              412
      5,203   Freddie Mac(+)                                       3.27           1/25/2019              445
      6,050   Freddie Mac(+)                                       1.50          11/25/2019              297
     41,522   GS Mortgage Securities Trust,
                acquired 1/02/2014; cost $1,691(c),(g)             1.11           3/10/2044            1,017
     11,763   JPMBB Commercial Mortgage Securities Trust,
                acquired 4/30/2014; cost $768(g)                   1.43           4/15/2047              620
                                                                                                    --------
                                                                                                       3,448
                                                                                                    --------
              Total Financials                                                                        67,160
                                                                                                    --------
              Total Commercial Mortgage Securities (cost: $67,121)                                    67,160
                                                                                                    --------
              MUNICIPAL BONDS (2.5%)

              AGRICULTURAL PRODUCTS (0.4%)
      2,000   Washington County                                    1.38           9/01/2030(h)         2,002
                                                                                                    --------
              AIRPORT/PORT (0.2%)
      1,000   Louisiana Offshore Terminal Auth.                    2.20          10/01/2040(h)         1,013
                                                                                                    --------
              ELECTRIC/GAS UTILITIES (1.2%)
      1,000   Jackson Energy Auth.                                 1.50           4/01/2017            1,010
      5,000   South Carolina Public Service Auth.                  1.28           6/01/2016            5,009
                                                                                                    --------
                                                                                                       6,019
                                                                                                    --------
              ENVIRONMENTAL & FACILITIES SERVICES (0.2%)
      1,000   South Carolina Jobs EDA                              1.88          11/01/2016            1,015
                                                                                                    --------

================================================================================

20  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                            COUPON                               VALUE
(000)         SECURITY                                             RATE           MATURITY             (000)
------------------------------------------------------------------------------------------------------------
              GENERAL OBLIGATION (0.2%)
    $ 1,250   Town of Stratford                                    2.49%          8/15/2017         $  1,284
                                                                                                    --------
              SALES TAX (0.2%)
      1,000   Arizona School Facilities Board                      2.08           9/01/2018            1,021
                                                                                                    --------
              TOLL ROADS (0.1%)
        500   Tampa-Hillsborough County Expressway Auth.           1.79           7/01/2017              503
                                                                                                    --------
              Total Municipal Bonds (cost: $12,750)                                                   12,857
                                                                                                    --------

              MONEY MARKET INSTRUMENTS (8.2%)

              COMMERCIAL PAPER (0.6%)

              UTILITIES (0.6%)
              ----------------
              ELECTRIC UTILITIES (0.6%)
      3,000   Pacific Gas & Electric Co.(c),(i)                    0.34           7/02/2015            3,000
                                                                                                    --------

              VARIABLE-RATE DEMAND NOTES (6.1%)

              CONSUMER STAPLES (0.3%)
              -----------------------
              FOOD RETAIL (0.3%)
      1,555   Food Supply, Inc. (LOC - SunTrust Bank)              0.41           5/01/2024            1,555
                                                                                                    --------
              ENERGY (0.3%)
              -------------
              OIL & GAS REFINING & MARKETING (0.3%)
      1,800   Port of Port Arthur Navigation District              0.21          11/01/2040            1,800
                                                                                                    --------
              FINANCIALS (1.1%)
              -----------------
              DIVERSIFIED REAL ESTATE ACTIVITIES (0.3%)
      1,400   Stice-Hill Holdings, LLC (LOC - Hancock Bank)        1.50          12/01/2023            1,400
                                                                                                    --------
              REAL ESTATE OPERATING COMPANIES (0.8%)
      4,100   MOBR-04, LLC (LOC - Compass Bank)                    1.26           9/01/2024            4,100
                                                                                                    --------
              Total Financials                                                                         5,500
                                                                                                    --------
              INDUSTRIALS (0.9%)
              ------------------
              AIRPORT SERVICES (0.9%)
      4,560   Metropolitan Nashville Airport Auth.
                (LOC - Regions Bank)                               2.12           4/01/2030            4,560
                                                                                                    --------
              MATERIALS (2.8%)
              ----------------
              FOREST PRODUCTS (1.0%)
      5,000   Liberty County IDA(c)                                0.31          10/01/2028            5,000
                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                             MARKET
AMOUNT                                                            COUPON                               VALUE
(000)         SECURITY                                             RATE           MATURITY             (000)
------------------------------------------------------------------------------------------------------------
              STEEL (1.8%)
    $ 5,000   Illinois Finance Auth. (LOC - UniCredit Bank A.G.)   2.25%          2/01/2037         $  5,000
      4,325   Indiana Finance Auth. (LOC - Banco Bilbao
                Vizcaya Argentaria S.A.)                           0.56           8/01/2030            4,325
                                                                                                    --------
                                                                                                       9,325
                                                                                                    --------
              Total Materials                                                                         14,325
                                                                                                    --------
              MUNICIPAL BONDS (0.2%)
              ----------------------
              MULTIFAMILY HOUSING (0.2%)
      1,070   Albany Housing Auth. (LOC - RBS Citizens, N.A.)      0.49          12/01/2025            1,070
                                                                                                    --------

              UTILITIES (0.5%)
              ----------------
              ELECTRIC UTILITIES (0.5%)
      2,500   Indiana Dev. Finance Auth.                           0.30          12/01/2038            2,500
                                                                                                    --------
              Total Variable-Rate Demand Notes                                                        31,310
                                                                                                    --------

------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
------------------------------------------------------------------------------------------------------------
              MONEY MARKET FUNDS (1.5%)
  7,786,666   State Street Institutional Liquid Reserves Fund Premier Class, 0.11%(j)                  7,786
                                                                                                    --------
              Total Money Market Instruments (cost: $42,096)                                          42,096
                                                                                                    --------

              TOTAL INVESTMENTS (COST: $522,180)                                                    $523,509
                                                                                                    ========

================================================================================

22  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

--------------------------------------------------------------------------------------------------------
($ IN 000s)                                                  VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
                                                (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                            QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                        IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                               FOR IDENTICAL ASSETS              INPUTS         INPUTS       TOTAL
--------------------------------------------------------------------------------------------------------
Bonds:
  Corporate Obligations                           $    -             $237,825         $    -    $237,825
  Eurodollar and Yankee Obligations                    -              106,510              -     106,510
  Asset-Backed Securities                              -               52,061          5,000      57,061
  Commercial Mortgage Securities                       -               67,160              -      67,160
  Municipal Bonds                                      -               12,857              -      12,857

Money Market Instruments:
  Commercial Paper                                     -                3,000              -       3,000
  Variable-Rate Demand Notes                           -               31,310              -      31,310
  Money Market Funds                               7,786                    -              -       7,786
--------------------------------------------------------------------------------------------------------
Total                                             $7,786             $510,723         $5,000    $523,509
--------------------------------------------------------------------------------------------------------

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

                                                                                            ASSET-BACKED
                                                                                              SECURITIES
--------------------------------------------------------------------------------------------------------
  Balance as of December 31, 2014                                                                 $    -
  Purchases                                                                                        5,000
  Sales                                                                                                -
  Transfers into Level 3                                                                               -
  Transfers out of Level 3                                                                             -
  Net realized gain (loss) on investments                                                              -
  Change in net unrealized appreciation/depreciation of investments                                    -
--------------------------------------------------------------------------------------------------------
  Balance as of June 30, 2015                                                                     $5,000
--------------------------------------------------------------------------------------------------------

For the period of January 1, 2015, through June 30, 2015, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 22.3% of net assets at June 30, 2015.

o   CATEGORIES AND DEFINITIONS

    EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are U.S. dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

    ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents the date the final principal payment will be made for the last outstanding loans in the pool. The weighted average life is the average time for

================================================================================

24  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

    principal to be repaid, which is calculated by assuming prepayment rates of the underlying loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

    INTEREST-ONLY COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS IOs) - Represent the right to receive only the interest payments on an underlying pool of commercial mortgage loans. The purchase yield reflects an anticipated yield based upon interest rates at the time of purchase and the estimated timing and amount of future cash flows. Coupon rates after purchase vary from period to period. The principal amount represents the notional amount of the underlying pool on which current interest is calculated. CMBS IOs are backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties. This serves to moderate their prepayment risk. CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    CLO     Collateralized Loan Obligation
    EDA     Economic Development Authority
    IDA     Industrial Development Authority/Agency
    REIT    Real estate investment trust

    CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

    high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

o   SPECIFIC NOTES

    (a) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at June 30, 2015.

    (b) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at June 30, 2015. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. Security deemed liquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (c) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (d) At June 30, 2015, the aggregate market value of securities purchased on a delayed delivery basis was $2,303,000, which included when-issued securities of $2,000,000.

    (e) At June 30, 2015, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

================================================================================

26  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

    (f) Security was fair valued at June 30, 2015, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $5,000,000, which represented 1.0% of the Fund's net assets.

    (g) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at June 30, 2015, was $1,637,000, which represented 0.3% of the Fund's net assets.

    (h) Put bond - provides the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    (i) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (Section 4(2) Commercial Paper). Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (j) Rate represents the money market fund annualized seven-day yield at June 30, 2015.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  27

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $522,180)                 $523,509
   Cash                                                                                41
   Receivables:
       Capital shares sold                                                            704
       Interest                                                                     2,415
       Securities sold                                                                353
                                                                                 --------
           Total assets                                                           527,022
                                                                                 --------
LIABILITIES
   Payables:
       Securities purchased                                                        10,254
       Capital shares redeemed                                                      1,978
       Dividends on capital shares                                                      7
   Accrued management fees                                                            123
   Accrued transfer agent's fees                                                        9
   Other accrued expenses and payables                                                102
                                                                                 --------
           Total liabilities                                                       12,473
                                                                                 --------
               Net assets applicable to capital shares outstanding               $514,549
                                                                                 ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                               $513,114
   Overdistribution of net investment income                                          (22)
   Accumulated net realized gain on investments                                       128
   Net unrealized appreciation of investments                                       1,329
                                                                                 --------
               Net assets applicable to capital shares outstanding               $514,549
                                                                                 ========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $446,757/44,361 shares outstanding)            $  10.07
                                                                                 ========
       Institutional Shares (net assets of $67,792/6,731 shares outstanding)     $  10.07
                                                                                 ========

See accompanying notes to financial statements.

================================================================================

28  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Six-month period ended June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                        $5,066
                                                                          ------
EXPENSES
   Management fees                                                           747
   Administration and servicing fees:
       Fund Shares                                                           340
       Institutional Shares                                                   34
   Transfer agent's fees:
       Fund Shares                                                           181
       Institutional Shares                                                   34
   Custody and accounting fees:
       Fund Shares                                                            87
       Institutional Shares                                                   13
   Postage:
       Fund Shares                                                            11
   Shareholder reporting fees:
       Fund Shares                                                            12
   Trustees' fees                                                             13
   Registration fees:
       Fund Shares                                                            34
       Institutional Shares                                                   13
   Professional fees                                                          39
   Other                                                                       8
                                                                          ------
           Total expenses                                                  1,566
                                                                          ------
NET INVESTMENT INCOME                                                      3,500
                                                                          ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain                                                          96
   Change in net unrealized appreciation/depreciation                       (111)
                                                                          ------
       Net realized and unrealized loss                                      (15)
                                                                          ------
   Increase in net assets resulting from operations                       $3,485
                                                                          ======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  29

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Six-month period ended June 30, 2015 (unaudited), and year ended December 31,
2014

--------------------------------------------------------------------------------------------
                                                                   6/30/2015      12/31/2014
--------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                            $  3,500        $  7,073
   Net realized gain on investments                                       96             265
   Change in net unrealized appreciation/depreciation
       of investments                                                   (111)         (1,658)
                                                                    ------------------------
       Increase in net assets resulting from operations                3,485           5,680
                                                                    ------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                    (3,057)         (6,126)
       Institutional Shares                                             (465)           (947)
                                                                    ------------------------
           Total distributions of net investment income               (3,522)         (7,073)
                                                                    ------------------------
   Net realized gains:
       Fund Shares                                                         -            (356)
       Institutional Shares                                                -             (53)
                                                                    ------------------------
           Total distributions of net realized gains                       -            (409)
                                                                    ------------------------
       Distributions to shareholders                                  (3,522)         (7,482)
                                                                    ------------------------
NET DECREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                       (24,149)        (20,418)
   Institutional Shares                                               (1,495)         16,118
                                                                    ------------------------
       Total net decrease in net assets from
           capital share transactions                                (25,644)         (4,300)
                                                                    ------------------------
   Net decrease in net assets                                        (25,681)         (6,102)

NET ASSETS
   Beginning of period                                               540,230         546,332
                                                                    ------------------------
   End of period                                                    $514,549        $540,230
                                                                    ========================
Overdistribution of net investment income:
   End of period                                                    $    (22)       $      -
                                                                    ========================

See accompanying notes to financial statements.

================================================================================

30  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Ultra Short-Term Bond Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek high current income consistent with preservation of principal.

The Fund consists of two classes of shares: Ultra Short-Term Bond Fund Shares (Fund Shares) and Ultra Short-Term Bond Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on

================================================================================

32  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

        methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    2. Investments in open-end investment companies, commingled, or other funds, other than exchange-traded funds (ETFs), are valued at their net asset value (NAV) at the end of each business day.

    3. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    4. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include certain bonds, valued based on methods discussed in Note 1A1, and variable-rate demand notes and commercial paper, which are valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of some securities falling in the Level 3 category are primarily supported by quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated

================================================================================

34  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

    investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight- line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested. As of June 30, 2015, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $2,299,000; which included when-issued securities of $2,000,000.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended June 30, 2015, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications.
    The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the six-month period ended June 30, 2015, the Fund paid CAPCO facility fees of $1,000, which represents 0.7% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended June 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of December 31, 2015, in accordance with applicable tax law.

================================================================================

36  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2014, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended June 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended June 30, 2015, were $61,757,000 and $83,485,000, respectively.

As of June 30, 2015, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of June 30, 2015, were $1,910,000 and $581,000, respectively, resulting in net unrealized appreciation of $1,329,000.

(5) CAPITAL SHARE TRANSACTIONS

At June 30, 2015, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:


                                                            SIX-MONTH PERIOD ENDED      YEAR ENDED
                                                                JUNE 30, 2015        DECEMBER 31, 2014
--------------------------------------------------------------------------------------------------------
                                                            SHARES       AMOUNT      SHARES      AMOUNT
                                                           ---------------------------------------------
FUND SHARES:
Shares sold                                                  7,761     $ 78,275      18,795    $ 190,198
Shares issued from reinvested dividends                        299        3,011         624        6,315
Shares redeemed                                            (10,455)    (105,435)    (21,440)    (216,931)
                                                           ---------------------------------------------
Net decrease from capital share transactions                (2,395)    $(24,149)     (2,021)   $ (20,418)
                                                           =============================================
INSTITUTIONAL SHARES:
Shares sold                                                  1,014     $ 10,221       4,341    $  43,945
Shares issued from reinvested dividends                         46          467          92          938
Shares redeemed                                             (1,208)     (12,183)     (2,844)     (28,765)
                                                           ---------------------------------------------
Net increase (decrease) from capital share transactions       (148)    $ (1,495)      1,589    $  16,118
                                                           =============================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. For the six-month period ended June 30, 2015, the Fund had no subadvisers.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets.

================================================================================

38  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Ultra Short Obligations Funds Index over the performance period. The Lipper Ultra Short Obligations Funds Index tracks the total return performance of the 30 largest funds in the Lipper Ultra Short Obligation Funds category. For the Fund Shares, the performance period consists of the current month plus the previous 35 months. The performance period for the Institutional Shares includes the performance of the Fund Shares for periods prior to July 12, 2013. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                      ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX (IN BASIS POINTS)(1)      (IN BASIS POINTS)(1)
------------------------------------------------------------------
+/- 20 to 50                                +/- 4
+/- 51 to 100                               +/- 5
+/- 101 and greater                         +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Ultra Short Obligations Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the six-month period ended June 30, 2015, the Fund incurred total management fees, paid or payable to the Manager, of $747,000, which included a performance adjustment for the Fund Shares and Institutional

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    Shares of $112,000 and $10,000, respectively. For the Fund Shares and Institutional Shares, the performance adjustments were 0.05% and 0.03%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares, and 0.10% of average net assets of the Institutional Shares. For the six-month period ended June 30, 2015, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $340,000 and $34,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended June 30, 2015, the Fund reimbursed the Manager $7,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended June 30, 2015, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $181,000 and $34,000, respectively.

================================================================================

40  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

D. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund offers its Institutional Shares for investment by other USAA funds and is one of 18 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of June 30, 2015, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
USAA Target Retirement Income                                           3.7
USAA Target Retirement 2020                                             3.2
USAA Target Retirement 2030                                             1.9
USAA Target Retirement 2040                                             2.4
USAA Target Retirement 2050                                             1.2
USAA Target Retirement 2060                                             0.1

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                              PERIOD ENDED                                                      PERIOD ENDED
                                JUNE 30,                YEAR ENDED DECEMBER 31,                 DECEMBER 31,
                              ------------------------------------------------------------------------------
                                  2015         2014          2013         2012         2011       2010***
                              ------------------------------------------------------------------------------
Net asset value at
 beginning of period          $  10.07     $  10.10      $  10.12     $   9.98     $   9.97         $ 10.00
                              -----------------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income             .07          .13           .14          .16          .14             .03(a)
 Net realized and
  unrealized gain (loss)           .00(b)      (.02)         (.01)         .15          .01            (.04)(a)
                              -----------------------------------------------------------------------------
Total from investment
 operations                        .07          .11           .13          .31          .15            (.01)(a)
                              -----------------------------------------------------------------------------
Less distributions from:
 Net investment income            (.07)        (.13)         (.14)        (.16)        (.14)           (.02)
 Realized capital gains              -         (.01)         (.01)        (.01)        (.00)(b)           -
                              -----------------------------------------------------------------------------
Total distributions               (.07)        (.14)         (.15)        (.17)        (.14)           (.02)
                              -----------------------------------------------------------------------------
Net asset value at end
 of period                    $  10.07     $  10.07      $  10.10     $  10.12     $   9.98         $  9.97
                              =============================================================================
Total return (%)*                  .67         1.05          1.22         3.13         1.60            (.10)
Net assets at end of
 period (000)                 $446,757     $470,933      $492,875     $417,623     $245,819         $82,712
Ratios to average
 net assets:**
 Expenses (%)(c)                   .61(d)       .58           .58          .58(e)       .60             .60(d)
 Expenses, excluding
  reimbursements (%)(c)            .61(d)       .58           .58          .59          .67            1.13(d)
 Net investment
  income (%)                      1.34(d)      1.27          1.34         1.62         1.46            1.06(d)
Portfolio turnover (%)              13           31            39           28           26               1

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2015, average net assets were $456,912,000.
*** Fund Shares commenced operations on October 18, 2010.
(a) Calculated using average shares.
(b) Represents less than $0.01 per share.
(c) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                     -            -          (.00%)(+)    (.00%)(+)    (.00%)(+)       (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(e) Prior to May 1, 2012, the Manager had voluntarily agreed to limit the annual expenses of the Fund
    Shares to 0.60% of the Fund Shares' average net assets.

================================================================================

42  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                     SIX-MONTH
                                                    PERIOD ENDED        YEAR ENDED        PERIOD ENDED
                                                      JUNE 30,         DECEMBER 31,       DECEMBER 31,
                                                    --------------------------------------------------
                                                        2015               2014               2013***
                                                    --------------------------------------------------
Net asset value at beginning of period              $ 10.07              $ 10.10              $ 10.08
                                                    -------------------------------------------------
Income (loss) from investment operations:
 Net investment income                                  .07                  .13                  .06
 Net realized and unrealized gain (loss)                .00(c)              (.02)                 .03
                                                    -------------------------------------------------
Total from investment operations                        .07                  .11                  .09
                                                    -------------------------------------------------
Less distributions from:
 Net investment income                                 (.07)                (.13)                (.06)
 Realized capital gains                                   -                 (.01)                (.01)
                                                    -------------------------------------------------
Total distributions                                    (.07)                (.14)                (.07)
                                                    -------------------------------------------------
Net asset value at end of period                    $ 10.07              $ 10.07              $ 10.10
                                                    =================================================
Total return (%)*                                       .69                 1.10                  .81
Net assets at end of period (000)                   $67,792              $69,297              $53,457
Ratios to average net assets:**
 Expenses (%)(b)                                        .57(a)               .53                  .56(a)
 Net investment income (%)                             1.37(a)              1.33                 1.19(a)
Portfolio turnover (%)                                   13                   31                   39

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended June 30, 2015, average net assets were $67,789,000.
*** Institutional Shares commenced operations on July 12, 2013.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total annual operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense as follows:
                                                          -                    -                 (.00%)(+)
    (+) Represents less than 0.01% of average net assets.
(c) Represents less than $0.01 per share.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

EXPENSE EXAMPLE

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2015, through June 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the

================================================================================

44  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                               EXPENSES PAID
                                       BEGINNING              ENDING           DURING PERIOD*
                                     ACCOUNT VALUE         ACCOUNT VALUE      JANUARY 1, 2015 -
                                    JANUARY 1, 2015        JUNE 30, 2015        JUNE 30, 2015
                                    -----------------------------------------------------------
FUND SHARES
Actual                                 $1,000.00             $1,006.70              $3.04

Hypothetical
 (5% return before expenses)            1,000.00              1,021.77               3.06

INSTITUTIONAL SHARES
Actual                                  1,000.00              1,006.90               2.84

Hypothetical
 (5% return before expenses)            1,000.00              1,021.97               2.86

* Expenses are equal to the annualized expense ratio of 0.61% for Fund Shares and 0.57% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.67% for Fund Shares and 0.69% for Institutional Shares for the six-month period of January 1, 2015, through June 30, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  45

================================================================================

ADVISORY AGREEMENT(S)

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuance of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuance of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

46  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," was also considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board

================================================================================

48  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

took into account management's discussion of the Fund's expenses. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager.

The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one- and three-year periods ending December 31, 2014. The Board also noted that the Fund's percentile performance ranking was in the top 10% of its performance universe for the one-year period ending December 31, 2014, and was in the top 5% of its performance universe for the three-year period ending December 31, 2014.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin for the Manager's business as a whole. The Board also considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  49

================================================================================

administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the Fund's current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's current Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with a similar investment strategy and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

50  | USAA ULTRA SHORT-TERM BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]                                        [LOGO OF RECYCLE PAPER]
       USAA        We know what it means to serve.(R)              10%

   =============================================================================
   94422-0815                                (C)2015, USAA. All rights reserved.

[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA EXTENDED MARKET INDEX FUND]

 ==================================================

        SEMIANNUAL REPORT
        USAA EXTENDED MARKET INDEX FUND
        JUNE 30, 2015

 ==================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"MANY OF US LIKE TO BROADEN OUR HORIZONS
DURING THE SUMMER MONTHS, EXPLORING AND             [PHOTO OF BROOKS ENGLEHARDT]
TRAVELING WITH FAMILY AND FRIENDS. WHY NOT
EXPAND OUR INVESTMENT HORIZONS AS WELL?"

--------------------------------------------------------------------------------

AUGUST 2015

When the six-month reporting period began in January 2015, we were seeing investors move away from U.S. equities toward other international developed markets. This trend, which gained momentum during the spring of 2015, was unexpected by many market watchers. At the beginning of 2015, the U.S. stock market was the global leader, continuing a six-year bull run, even though the Federal Reserve (the Fed) had ended its Quantitative Easing (QE) asset purchase program in October 2014. Market leadership shifted after the Fed announced that it was assessing whether or not to increase the federal funds target rate, which has been anchored near zero since 2008. Non-U.S. stock markets, including those of Europe, Japan, and the emerging markets, staged strong rallies with global central banks taking a different approach from the Fed by cutting interest rates and increasing stimulus measures in an attempt to boost sluggish economies.

Then, as the reporting period came to a close in June 2015, global markets grew increasingly volatile, as the European Union's long-term structural problems (such as the debt crisis in Greece) re-emerged and investors witnessed a steep decline in Chinese stocks. Market momentum shifted, with European stocks falling sharply. Many other global stock markets also dropped. Although U.S. stocks declined, they held up better overall. These conditions persisted into early July 2015, and continue at the time of this writing.

Meanwhile, U.S. interest rates rose during the reporting period. Many market participants had expected higher interest rates after the Fed started tapering QE in 2014. However, as USAA Investments anticipated, interest rates fell instead, and continued to fall through most of 2014 and into January 2015. Interest rates started to climb thereafter, falling briefly during the spring of 2015 as the Fed pushed back expectations on the timing of an interest rate increase. Interest rates finished the reporting period slightly above where they began. Some observers have speculated that the Fed might raise the federal funds target rate sometime during 2015, while others have suggested that an interest rate hike would not come until early 2016.

The events that occurred during the reporting period are a helpful reminder that short-term events can unexpectedly affect the financial markets at any given time. That's why we believe a long-term perspective is essential to effective investing, an opinion underlined by the dramatic headlines near the end of the reporting period--the breakdown in negotiations between Greece and its creditors,

================================================================================

================================================================================

China's slowing economic growth plus the decline in its stock market, and the likelihood that Puerto Rico will default on $72 billion of its municipal debt. We expect these events will likely continue influencing the investment environment in the months ahead. Shareholders should try to ignore the "noise," which is meant to elicit an emotional reaction, and focus instead on information that can provide the long-term perspective they need to manage their investments.

At the end of the reporting period, USAA Investments has a favorable view of the international developed markets, and in particular, Europe, which appears to be benefiting from aggressive monetary stimulus from the European Central Bank.
Our positive outlook, however, is based primarily on bottom-up fundamental analysis. More specifically, we believe European companies may be better positioned to experience higher earnings growth than U.S. companies over the next two years. As for U.S. stocks, we currently consider them fairly valued, if not overvalued. In addition, while we like emerging markets stocks for the long run, we believe they will be challenged in the near term by the continued strength of the U.S. dollar and lower commodity prices.

Given the market shifts during the reporting period, it may be a good time to consider rebalancing your portfolio. Regular rebalancing can potentially help you protect your gains and prepare for what happens next. You also may want to review your investment plan and to consider the diversification of your investments. Many of us like to broaden our horizons during the summer months, exploring and traveling with family and friends. Why not expand our investment horizons as well? At the same time, we must always make sure our investment plan matches our goals, risk tolerance, and time horizon. Please do not hesitate to call one of our financial advisors if you would like assistance.

From all of us at USAA Investments, we wish you a pleasant summer and hope you find time to relax and have fun. While you enjoy the long summer days, rest assured our team of portfolio managers will continue working hard on your behalf. Thank you for allowing us to serve your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are most volatile. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.
o Rebalancing does not protect against losses or guarantee that an investor's goal will be met. o Diversification is a technique to help reduce risk. There is no absolute guarantee that diversification will protect against a loss of income. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1
MANAGER'S COMMENTARY                                                           2
INVESTMENT OVERVIEW                                                            4
FINANCIAL INFORMATION
   USAA EXTENDED MARKET INDEX FUND:
     Financial Statements                                                      8
     Financial Highlights                                                     11
     Notes to Financial Statements                                            13
EXPENSE EXAMPLE                                                               18
ADVISORY AGREEMENT                                                            20
   MASTER EXTENDED MARKET INDEX SERIES:
     Schedule of Investments                                                  27
     Financial Statements                                                     72
     Financial Highlights                                                     75
     Notes to Financial Statements                                            76
ADVISORY AGREEMENTS                                                           89

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2015, USAA. All rights reserved.

208358-0815

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA EXTENDED MARKET INDEX FUND (THE FUND) SEEKS TO MATCH, BEFORE FEES AND EXPENSES, THE PERFORMANCE OF THE U.S. STOCKS NOT INCLUDED IN THE S&P 500 INDEX AS REPRESENTED BY THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX(SM). THE DOW JONES U.S. COMPLETION TOTAL STOCK MARKET INDEX MEASURES THE PERFORMANCE OF ALL SMALL- AND MID-CAP STOCKS AS MEASURED BY THE DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) LESS THE STOCKS IN THE S&P 500 INDEX.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund's principal investment strategy is to invest all of the Fund's investable assets in the Master Extended Market Index Series of the Quantitative Master Series LLC (Extended Market Portfolio), which is a separate fund advised by BlackRock Advisors, LLC (BlackRock), with a substantially similar investment objective as the Fund. Therefore, your interest in the Extended Market Portfolio's securities is indirect, and the investment characteristics of the Fund will correspond directly to those of the Extended Market Portfolio. This type of arrangement is commonly referred to as a master-feeder structure.

The Extended Market Portfolio seeks to track, before fees and expenses, the performance of the Dow Jones U.S. Completion Total Stock Market Index as closely as possible, and normally, at least 80% of its assets will be invested in securities or other financial instruments of companies that are components of or have economic characteristics similar to the securities included in the Dow Jones U.S. Completion Total Stock Market Index.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722) or (210) 531-8722.

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

o   HOW DID THE EXTENDED MARKET INDEX FUND (THE FUND) PERFORM?

    For the six-month reporting period ended June 30, 2015, the USAA Extended Market Index Fund (the Fund) had a total return of 4.55%. U.S. equities, as represented by the Dow Jones U.S. Completion Total Stock Market Index(R), had a return of 4.77%.

o   DESCRIBE THE MARKET ENVIRONMENT.

    The year started with U.S. stock prices falling as lower oil prices punished the energy sector and the negative impact of a stronger dollar began to show in the earnings of large global exporting companies. High valuations in U.S. stocks drove equity investors toward more appealing opportunities overseas. U.S. stocks rebounded in February due to increased merger and acquisition activity and strong earnings reports from cyclical technology companies. However, stock prices came under pressure again in March as an improving labor market furthered the appreciation of the U.S. dollar and raised investors' focus on the timing of an expected Federal Reserve move toward tightening policy. U.S. equities came back into favor in April, after a powerful rally in European equities left valuations in the United States looking more appealing by comparison. U.S. stocks continued to outperform international markets in the following months as increasing turmoil around Greece's debt troubles drove investors to the relative stability of U.S. markets.

    A clear sign of strength has yet to emerge from the blurry U.S. economic picture, as uptrends in the housing and labor markets stand in contrast with consumer caution and productivity languor. This economic

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Refer to page 5 for benchmark definition.

================================================================================

2  | USAA EXTENDED MARKET INDEX FUND

================================================================================

    unevenness together with still quiescent inflation has kept the Federal Reserve tentative on when to start raising short-term interest rates. However, hiring strength and a modest but concrete pickup in wage growth point to a possible acceleration in the second half of 2015. More investors are now penciling in an autumn rate hike - a significant event that could push market volatility beyond the unusually low levels of the past few years, but the investment advisor expects most of the ups and downs will be short-lived for stocks.

o   DESCRIBE RECENT PORTFOLIO ACTIVITY.

    During the period, as changes were made to the composition of the Benchmark Index, the Series purchased and sold securities to maintain its objective of replicating the risks and return of the Benchmark Index.

o   DESCRIBE PORTFOLIO POSITIONING AT PERIOD END.

    Fund management believes the Series remains positioned to attempt to seek to match the risk characteristics of the Benchmark Index, irrespective of the market's future direction.

    The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

INVESTING INVOLVES RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THIS MATERIAL IS NOT INTENDED TO BE RELIED UPON AS A FORECAST, RESEARCH OR INVESTMENT ADVICE, AND IS NOT A RECOMMENDATION, OFFER OR SOLICITATION TO BUY OR SELL ANY SECURITIES OR TO ADOPT ANY INVESTMENT STRATEGY. THE OPINIONS EXPRESSED ARE AS OF JUNE 30, 2015, AND MAY CHANGE AS SUBSEQUENT CONDITIONS VARY. THE INFORMATION AND OPINIONS CONTAINED IN THIS MATERIAL ARE DERIVED FROM PROPRIETARY AND NON-PROPRIETARY SOURCES DEEMED BY BLACKROCK TO BE RELIABLE, ARE NOT NECESSARILY ALL-INCLUSIVE AND ARE NOT GUARANTEED AS TO ACCURACY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THERE IS NO GUARANTEE THAT ANY FORECASTS MADE WILL COME TO PASS. ANY INVESTMENTS NAMED WITHIN THIS MATERIAL MAY NOT NECESSARILY BE HELD IN ANY ACCOUNTS MANAGED BY BLACKROCK. RELIANCE UPON INFORMATION IN THIS MATERIAL IS AT THE SOLE DISCRETION OF THE READER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INDEX PERFORMANCE IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

PREPARED BY BLACKROCK INVESTMENTS, LLC, MEMBER FINRA.

(C)2015 BLACKROCK, INC. ALL RIGHTS RESERVED.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA EXTENDED MARKET INDEX FUND (THE FUND) (Ticker Symbol: USMIX)


--------------------------------------------------------------------------------
                                        6/30/15                     12/31/14
--------------------------------------------------------------------------------

Net Assets                           $683.4 Million              $660.9 Million
Net Asset Value Per Share               $18.84                      $18.02


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/15
--------------------------------------------------------------------------------
12/31/2014 - 6/30/2015*            1 Year            5 Years        10 Years

         4.55%                     5.76%             17.56%          9.11%


--------------------------------------------------------------------------------
                         EXPENSE RATIO AS OF 12/31/14**
--------------------------------------------------------------------------------

                                      0.48%


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

* Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

** The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated May 1, 2015, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses. Prior to May 1, 2015, the Fund's expense limitation was 0.50% of average net assets.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

================================================================================

4  | USAA EXTENDED MARKET INDEX FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                            DOW JONES U.S. COMPLETION
                               TOTAL STOCK MARKET           USAA EXTENDED MARKET
                                    INDEX*                       INDEX FUND
 6/30/2005                        $10,000.00                     $10,000.00
 7/31/2005                         10,562.95                      10,539.60
 8/31/2005                         10,441.85                      10,417.75
 9/30/2005                         10,521.00                      10,478.68
10/31/2005                         10,273.98                      10,252.39
11/30/2005                         10,753.27                      10,748.48
12/31/2005                         10,805.35                      10,781.42
 1/31/2006                         11,514.97                      11,458.60
 2/28/2006                         11,400.82                      11,360.59
 3/31/2006                         11,835.07                      11,788.28
 4/30/2006                         11,883.77                      11,832.83
 5/31/2006                         11,370.78                      11,333.85
 6/30/2006                         11,403.37                      11,351.68
 7/31/2006                         11,081.37                      11,030.91
 8/31/2006                         11,319.16                      11,262.57
 9/30/2006                         11,422.69                      11,387.32
10/31/2006                         11,991.00                      11,948.66
11/30/2006                         12,425.12                      12,385.27
12/31/2006                         12,456.71                      12,432.24
 1/31/2007                         12,858.48                      12,843.23
 2/28/2007                         12,826.75                      12,768.50
 3/31/2007                         12,965.83                      12,899.27
 4/30/2007                         13,287.12                      13,188.83
 5/31/2007                         13,858.97                      13,739.92
 6/30/2007                         13,655.43                      13,562.45
 7/31/2007                         13,042.97                      12,973.99
 8/31/2007                         13,174.35                      13,095.42
 9/30/2007                         13,573.81                      13,506.40
10/31/2007                         13,975.21                      13,936.07
11/30/2007                         13,191.30                      13,123.44
12/31/2007                         13,128.58                      13,017.92
 1/31/2008                         12,318.09                      12,167.20
 2/29/2008                         12,052.11                      11,919.90
 3/31/2008                         11,838.52                      11,682.49
 4/30/2008                         12,484.11                      12,325.48
 5/31/2008                         13,078.74                      12,879.43
 6/30/2008                         12,098.03                      11,910.01
 7/31/2008                         11,984.05                      11,791.31
 8/31/2008                         12,217.22                      12,028.72
 9/30/2008                         10,889.66                      10,732.86
10/31/2008                          8,642.64                       8,517.04
11/30/2008                          7,657.93                       7,547.62
12/31/2008                          8,004.50                       7,895.84
 1/31/2009                          7,406.49                       7,287.66
 2/28/2009                          6,682.20                       6,574.63
 3/31/2009                          7,258.36                       7,140.86
 4/30/2009                          8,346.28                       8,210.42
 5/31/2009                          8,692.79                       8,545.96
 6/30/2009                          8,765.67                       8,608.88
 7/31/2009                          9,555.06                       9,384.83
 8/31/2009                          9,911.99                       9,741.35
 9/30/2009                         10,487.61                      10,297.10
10/31/2009                          9,920.04                       9,720.38
11/30/2009                         10,314.55                      10,108.36
12/31/2009                         11,000.65                      10,767.33
 1/31/2010                         10,737.22                      10,503.68
 2/28/2010                         11,255.45                      11,009.89
 3/31/2010                         12,080.35                      11,811.37
 4/30/2010                         12,655.46                      12,370.30
 5/31/2010                         11,704.39                      11,442.27
 6/30/2010                         10,893.50                      10,651.33
 7/31/2010                         11,647.53                      11,378.99
 8/31/2010                         10,999.61                      10,735.69
 9/30/2010                         12,250.97                      11,959.01
10/31/2010                         12,799.30                      12,486.31
11/30/2010                         13,180.94                      12,844.87
12/31/2010                         14,148.80                      13,793.91
 1/31/2011                         14,329.77                      13,957.73
 2/28/2011                         14,966.22                      14,580.26
 3/31/2011                         15,268.07                      14,875.14
 4/30/2011                         15,723.83                      15,301.08
 5/31/2011                         15,524.64                      15,104.49
 6/30/2011                         15,162.43                      14,744.08
 7/31/2011                         14,672.15                      14,274.45
 8/31/2011                         13,473.18                      13,105.85
 9/30/2011                         12,019.77                      11,696.97
10/31/2011                         13,702.63                      13,335.20
11/30/2011                         13,624.16                      13,247.83
12/31/2011                         13,617.49                      13,237.87
 1/31/2012                         14,646.82                      14,231.56
 2/29/2012                         15,235.86                      14,791.23
 3/31/2012                         15,584.12                      15,122.46
 4/30/2012                         15,469.70                      15,008.24
 5/31/2012                         14,387.96                      13,957.44
 6/30/2012                         14,842.45                      14,391.47
 7/31/2012                         14,740.67                      14,288.67
 8/31/2012                         15,249.42                      14,779.81
 9/30/2012                         15,622.85                      15,133.88
10/31/2012                         15,416.69                      14,928.29
11/30/2012                         15,643.80                      15,156.73
12/31/2012                         16,053.38                      15,550.00
 1/31/2013                         17,171.83                      16,623.22
 2/28/2013                         17,338.50                      16,774.87
 3/31/2013                         18,151.06                      17,556.46
 4/30/2013                         18,267.14                      17,661.44
 5/31/2013                         18,754.12                      18,116.40
 6/30/2013                         18,569.77                      17,929.75
 7/31/2013                         19,830.53                      19,131.29
 8/31/2013                         19,285.91                      18,594.68
 9/30/2013                         20,418.33                      19,679.56
10/31/2013                         21,010.24                      20,251.17
11/30/2013                         21,513.85                      20,741.12
12/31/2013                         22,161.82                      21,343.80
 1/31/2014                         21,761.50                      20,920.07
 2/28/2014                         22,952.75                      22,058.08
 3/31/2014                         22,786.94                      21,900.70
 4/30/2014                         22,200.63                      21,355.90
 5/31/2014                         22,535.28                      21,670.67
 6/30/2014                         23,536.66                      22,614.98
 7/31/2014                         22,491.76                      21,610.14
 8/31/2014                         23,605.74                      22,675.51
 9/30/2014                         22,407.66                      21,501.18
10/31/2014                         23,313.07                      22,372.85
11/30/2014                         23,622.77                      22,663.41
12/31/2014                         23,852.73                      22,876.98
 1/31/2015                         23,400.77                      22,432.65
 2/28/2015                         24,811.97                      23,778.35
 3/31/2015                         25,117.99                      24,057.65
 4/30/2015                         24,729.42                      23,676.79
 5/31/2015                         25,182.02                      24,095.74
 6/30/2015                         24,990.76                      23,918.00

                                   [END CHART]

         Data from 6/30/05 to 6/30/15.

The graph illustrates how a $10,000 hypothetical investment in the USAA Extended Market Index Fund closely tracks the Dow Jones U.S. Completion Total Stock Market Index, which is a market-capitalization-weighted index of approximately 3,500 U.S. equity securities. It includes all the stocks in the Dow Jones U.S. Total Stock Market Index except for stocks included in the S&P 500 Index.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The Dow Jones U.S. Completion Total Stock Market Index is a subset of the Dow Jones U.S. Total Stock Market Index that excludes components of the S&P 500 Index. The Dow Jones U.S. Total Stock Market Index is an all-inclusive measure composed of all U.S. equity securities with readily available prices. This broad index is divided according to stock-size segment, style, and sector to create distinct sub-indexes that track every major segment of the market.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

Dow Jones U.S. Completion Total Stock Market Index is a service mark of Dow Jones & Company, Inc. Dow Jones does not have any relationship to the Fund other than the licensing and sublicensing of the Dow Jones U.S. Completion Total Stock Market Index and its service marks for use in connection with the Fund.
o Dow Jones does not sponsor, endorse, sell, or promote the Fund; recommend that any person invest in the Fund or any other securities; have any responsibility or liability for or make any decisions about the timing, amount, or pricing of the Fund; have any responsibility or liability for the administration, management, or marketing of the Fund; consider the needs of the Fund or the owners of the Fund in determining, composing, or calculating the Dow Jones U.S. Completion Total Stock Market Index, or have any obligation to do so.

Dow Jones will have no liability in connection with the Fund. Specifically, Dow Jones makes no warranty, express or implied, and Dow Jones disclaims any warranty about: the results to be obtained by the Fund, the owner of the Fund, or any other person in connection with the use of the Dow Jones U.S. Completion Total Stock Market Index and the data included in the Dow Jones U.S. Completion Total Stock Market Index; the accuracy or completeness of the Dow Jones U.S. Completion Total Stock Market Index and any related data; the merchantability and the fitness for a particular purpose or use of the Dow Jones U.S. Completion Total Stock Market Index and/or its related data; Dow Jones will have no liability for any errors, omissions, or interruptions in the Dow Jones U.S. Completion Total Stock Market Index or related data; under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special, or consequential damages or losses, even if Dow Jones knows that they might occur.
o The licensing agreement between BlackRock Advisors, LLC (or its predecessor), and Dow Jones, and the sublicensing agreement between the Fund and BlackRock Advisors, LLC (or its predecessor), are solely for the benefit of the parties to these agreements and not for the benefit of the owners of the USAA Extended Market Index Fund or any other third parties.

================================================================================

6  | USAA EXTENDED MARKET INDEX FUND

================================================================================

                          o TOP 10 HOLDINGS - 6/30/15 o

                               (% of Net Assets)*

Illumina, Inc. ............................................................ 0.7%
Liberty Global PLC ........................................................ 0.7%
Tesla Motors, Inc. ........................................................ 0.6%
LinkedIn Corp., Class A ................................................... 0.5%
Biomarin Pharmaceutical, Inc. ............................................. 0.5%
United Continental Holdings, Inc. ......................................... 0.4%
Twitter, Inc. ............................................................. 0.4%
Las Vegas Sands Corp. ..................................................... 0.4%
Incyte Corp. .............................................................. 0.4%
Cheniere Energy, Inc. ..................................................... 0.3%

                      o TOP 10 INDUSTRY SECTORS - 6/30/15 o

                               (% of Net Assets)*

Real Estate Investment Trusts (REITs) ..................................... 7.8%
Pharmaceuticals & Biotechnology ........................................... 7.0%
Software & Computer Services .............................................. 6.6%
Banks ..................................................................... 5.6%
Health Care Equipment & Services .......................................... 5.1%
Travel & Leisure .......................................................... 5.0%
General Retailers ......................................................... 5.0%
Support Services .......................................................... 4.7%
Media ..................................................................... 4.5%
Financial Services ........................................................ 4.2%

* Percentages are of the net assets of the Master Extended Market Index Series (the Series), not the net assets of the Fund.

You will find a complete list of securities that the Series owns on pages 27-71.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investment in Master Extended Market Index Series, at fair value                         $683,496,021
   Receivables:
       Capital shares sold                                                                       394,710
                                                                                            ------------
           Total assets                                                                      683,890,731
                                                                                            ------------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                   394,709
   Accrued transfer agent's fees                                                                  21,421
   Other accrued expenses and payables                                                            52,748
                                                                                            ------------
           Total liabilities                                                                     468,878
                                                                                            ------------
               Net assets applicable to capital shares outstanding                          $683,421,853
                                                                                            ============
NET ASSETS CONSIST OF:
   Paid-in capital                                                                          $441,577,006
   Accumulated undistributed net investment income                                             2,640,460
   Accumulated net realized gain on investments and
       futures transactions                                                                   29,274,569
   Net unrealized appreciation of investments and futures contracts                          209,929,818
                                                                                            ------------
               Net assets applicable to capital shares outstanding                          $683,421,853
                                                                                            ============
   Capital shares outstanding                                                                 36,282,136
                                                                                            ============
   Net asset value, redemption price, and offering price per share                          $      18.84
                                                                                            ============

See accompanying notes to financial statements and accompanying financial statements of the Master Extended Market Index Series (the Series) attached.

================================================================================

8  | USAA EXTENDED MARKET INDEX FUND

================================================================================

STATEMENT OF OPERATIONS

Six-month period ended June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Allocated from Master Extended Market Index Series:
   Dividends - unaffiliated                                                                  $ 3,050,079
   Foreign taxes withheld                                                                         (5,455)
   Securities lending - affiliated                                                               370,253
   Dividends - affiliated                                                                          6,375
                                                                                             -----------
           Total income                                                                        3,421,252
               Expenses (Note 4B)                                                               (230,115)
                                                                                             -----------
   Net allocated investment income                                                             3,191,137
                                                                                             -----------
FUND EXPENSES
   Administration and servicing fees                                                             842,877
   Transfer agent's fees                                                                         391,387
   Custody and accounting fees                                                                     3,489
   Postage                                                                                        18,844
   Shareholder reporting fees                                                                     18,844
   Trustees' fees                                                                                 12,893
   Registration fees                                                                              15,885
   Professional fees                                                                              70,077
   Other                                                                                           8,446
                                                                                             -----------
           Total Fund expenses                                                                 1,382,742
                                                                                             -----------
NET INVESTMENT INCOME                                                                          1,808,395
                                                                                             -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS ALLOCATED FROM MASTER EXTENDED
MARKET INDEX SERIES
   Net realized gain on:
       Investment transactions                                                                25,853,291
       Futures transactions                                                                    1,139,916
   Change in net unrealized appreciation/depreciation of:
       Investments                                                                             1,549,998
       Futures contracts                                                                        (627,068)
                                                                                             -----------
           Net allocated realized and unrealized gain on investments
               and futures contracts                                                          27,916,137
                                                                                             -----------
   Increase in net assets resulting from operations                                          $29,724,532
                                                                                             ===========

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

                                                       FINANCIAL STATEMENTS |  9

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

Six-month period ended June 30, 2015 (unaudited), and year ended December 31,
2014

--------------------------------------------------------------------------------------------------------
                                                                           6/30/2015          12/31/2014
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                $  1,808,395        $  6,037,035
   Net realized gain on investments                                       25,853,291          18,870,012
   Net realized gain on futures transactions                               1,139,916           2,090,157
   Change in net unrealized appreciation/depreciation of:
       Investments                                                         1,549,998          18,177,722
       Futures contracts                                                    (627,068)           (516,762)
                                                                        --------------------------------
       Increase in net assets resulting from operations                   29,724,532          44,658,164
                                                                        --------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                           -          (5,994,862)
   Net realized gains                                                              -         (24,612,434)
                                                                        --------------------------------
       Distributions to shareholders                                               -         (30,607,296)
                                                                        --------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                              41,157,703         107,613,549
   Reinvested dividends                                                       17,175          30,028,873
   Cost of shares redeemed                                               (48,408,137)       (106,501,843)
                                                                        --------------------------------
       Increase (decrease) in net assets from capital
           share transactions                                             (7,233,259)         31,140,579
                                                                        --------------------------------
   Net increase in net assets                                             22,491,273          45,191,447

NET ASSETS
   Beginning of period                                                   660,930,580         615,739,133
                                                                        --------------------------------
   End of period                                                        $683,421,853        $660,930,580
                                                                        ================================
Accumulated undistributed net investment income:
   End of period                                                        $  2,640,460        $    832,065
                                                                        ================================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                             2,203,929           6,006,461
   Shares issued for dividends reinvested                                        960           1,676,002
   Shares redeemed                                                        (2,601,265)         (5,929,127)
                                                                        --------------------------------
       Increase (decrease) in shares outstanding                            (396,376)          1,753,336
                                                                        ================================

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

10  | USAA EXTENDED MARKET INDEX FUND

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

Contained below are selected ratios and supplemental data for the periods indicated for the USAA Extended Market Index Fund.

                                     SIX-MONTH
                                    PERIOD ENDED
                                      JUNE 30,                    YEAR ENDED DECEMBER 31,
                                   ---------------------------------------------------------------------
                                       2015        2014        2013         2012        2011        2010
                                   ---------------------------------------------------------------------
Net asset value at
 beginning of period               $  18.02    $  17.63    $  13.33     $  11.59    $  12.63    $  10.21
                                   ---------------------------------------------------------------------
Income (loss) from
 investment operations:
 Net investment income                  .05         .16         .13          .19         .11         .09
 Net realized and unrealized
  gain (loss) on investments
  and futures transactions              .77        1.09        4.82         1.83        (.63)(b)    2.78
                                   ---------------------------------------------------------------------
Total from investment
 operations                             .82        1.25        4.95         2.02        (.52)       2.87
                                   ---------------------------------------------------------------------
Less distributions from:
 Net investment income                    -        (.16)       (.13)        (.19)       (.09)       (.11)
 Realized capital gains                   -        (.70)       (.52)        (.09)       (.43)       (.34)
                                   ---------------------------------------------------------------------
Total distributions                       -        (.86)       (.65)        (.28)       (.52)       (.45)
                                   ---------------------------------------------------------------------
Net asset value at end
 of period                         $  18.84    $  18.02    $  17.63     $  13.33    $  11.59    $  12.63
                                   =====================================================================
Total return (%)*                      4.55        7.18       37.26        17.47       (4.03)      28.11
Net assets at
 end of period (000)               $683,422    $660,930    $615,739     $398,395    $353,660    $362,835
Ratios to average
 net assets:**
 Expenses, including
  expenses of the Master
  Extended Market
  Index Series (%)(a)                   .48(c),(d)  .48         .50          .50         .50         .50
 Expenses before
  reimbursements,
  including expenses of the
  Master Extended Market
  Index Series (%)(a)                   .48(c)      .48         .51          .65         .75         .81
                                        .54(c)
 Net investment income (%)                          .94         .89         1.45         .87         .86
Portfolio turnover (%)***                 6          10          18           12          12          15

* Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  11

================================================================================

 ** For the six-month period ended June 30, 2015, average net assets were $679,908,649.

*** Represents the portfolio turnover of the Master Extended Market Index
    Series.

(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios as follows:

                                          -           -        (.00%)(+)    (.00%)(+)   (.00%)(+)   (.00%)(+)

    (+)Represents less than 0.01% of average net assets.

(b) Reflected a net realized and unrealized loss per share, whereas the Statement of Operations reflected a net realized and unrealized gain for the period. The difference in realized and unrealized gains and losses was due to the timing of sales and repurchases of shares in relation to fluctuating market values for the portfolio.

(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(d) Prior to May 1, 2015, the Manager had voluntarily agreed to limit the annual expenses of the Fund to 0.50% of the Fund's average net assets.

See accompanying notes to financial statements and accompanying financial statements of the Series attached.

================================================================================

12  | USAA EXTENDED MARKET INDEX FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Extended Market Index Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's primary investment objective is to seek to match, before fees and expenses, the performance of the U.S. stocks not included in the S&P 500 Index as represented by the Dow Jones U.S. Completion Total Stock Market Index.

USAA Asset Management Company (the Manager), an affiliate of the Fund, attempts to achieve this objective by investing all of the Fund's investable assets in the Master Extended Market Index Series of the Quantitative Master Series LLC (the Series), which is a separate fund advised by BlackRock Advisors, LLC (BlackRock), with a substantially similar investment objective. At June 30, 2015, the Fund's investment was 99.9% of the Series.

The financial statements of the Series, including the Schedule of Investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

A. VALUATION OF INVESTMENTS - The Fund records its investment in the Series at fair value, which reflects its proportionate interest in the net assets of the Series. Valuation of the securities held by the Series is discussed in
    Note 2 of the Series' Notes to Financial Statements included elsewhere in this report.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  13

================================================================================

B. FAIR VALUE MEASUREMENTS - Refer to the Schedule of Investments of the Series for a discussion of fair value measurements and a summary of the inputs used to value the Series' assets.

C. DERIVATIVE FINANCIAL INSTRUMENTS - Refer to Note 4 in the Series' Notes to Financial Statements for a discussion of derivative financial instruments and how they are accounted for in the Series' financial statements.

D. INVESTMENT INCOME AND EXPENSES - The Fund records daily its pro rata share of the Series' income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

E. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended June 30, 2015, there were no custodian and other bank credits.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

14  | USAA EXTENDED MARKET INDEX FUND

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the six-month period ended June 30, 2015, the Fund paid CAPCO facility fees of $1,658, which represents 1.0% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended June 30, 2015.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of December 31, 2015, in accordance with applicable tax law.

Distributions of net investment income and the Fund's pro rata share of the Series' realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At December 31, 2014, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended June 30, 2015, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. ADMINISTRATION AND SERVICING FEES - The Manager provides administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.25% of the Fund's average net assets for the fiscal year. For the six-month period ended June 30, 2015, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $842,877.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees (the Board) has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended June 30, 2015, the Fund reimbursed the Manager $8,429 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

    Out of the administration and servicing fees received from the Fund, the Manager pays BlackRock up to 0.10% for subadministration services provided on the Manager's behalf. For the six-month period ended June 30, 2015, the Manager incurred subadministration fees, paid or payable to BlackRock, of $151,686.

B. EXPENSE LIMITATION - The Manager agreed, through May 1, 2015, to limit the total annual operating expenses of the Fund to 0.50% of the Fund's average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and reimburse the Fund for all expenses in excess of that amount. Effective May 1, 2015, the Manager terminated this agreement. For the six-month period ended June 30, 2015, the Fund did not incur reimbursable expenses. Additionally, the expenses allocated to the Fund from the Series included fees waived by BlackRock of $5,457. Refer to
    Note 5 in the Series' Notes to Financial Statements.

================================================================================

16  | USAA EXTENDED MARKET INDEX FUND

================================================================================

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agency services to the Fund based on an annual charge of $23 per shareholder account, plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the six-month period ended June 30, 2015, the Fund incurred transfer agent's fees paid or payable to SAS, of $391,387.

D. UNDERWRITING AGREEMENT - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

E. MANAGEMENT AGREEMENT - The Manager serves as investment adviser to the Fund pursuant to a Management Agreement and is responsible for monitoring the services provided to the Series by BlackRock. While the Fund maintains its investment in the Series, the Manager receives no fee from the Fund for the monitoring service performed on its behalf.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

EXPENSE EXAMPLE

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including administration fees, transfer agency fees, expenses allocated to the Fund by the Master Extended Market Index Series, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of January 1, 2015, through June 30, 2015.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line in the table labeled "hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

18  | USAA EXTENDED MARKET INDEX FUND

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                     BEGINNING              ENDING              DURING PERIOD*
                                   ACCOUNT VALUE         ACCOUNT VALUE        JANUARY 1, 2015 -
                                  JANUARY 1, 2015        JUNE 30, 2015          JUNE 30, 2015
                                  -------------------------------------------------------------
Actual                               $1,000.00            $1,045.50                 $2.43

Hypothetical
 (5% return before expenses)          1,000.00             1,022.41                  2.41

*Expenses are equal to the Fund's annualized expense ratio of 0.48%, which includes expenses of the Master Extended Market Index Series, and is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 4.55% for the six-month period of January 1, 2015, through June 30, 2015.

================================================================================

                                                           EXPENSE EXAMPLE |  19

================================================================================

ADVISORY AGREEMENT

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 23, 2015, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Management Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Management Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Management Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Management Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and services provided by the Manager. At the meeting at which renewal of the Management Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses

================================================================================

20  | USAA EXTENDED MARKET INDEX FUND

================================================================================

as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Management Agreement included certain information previously received at such meetings.

MANAGEMENT AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Management Agreement. In approving the Management Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel. The Trustees took into account the fact that the Fund operates in a master-feeder structure through which the Fund invests all of its investable assets in the Extended Market Index Series (the Master Fund), a separate registered investment company advised by BlackRock Advisors, LLC (the Adviser).

NATURE, EXTENT, AND QUALITY OF THE SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Management Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the services provided to the Fund by the Manager under the Management Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. The Board noted that the Manager receives no investment advisory fee for serving as the investment adviser to the Fund so long as the Fund operates in a master-feeder structure. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

================================================================================

                                                        ADVISORY AGREEMENT |  21

================================================================================

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Adviser to the Master Fund. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Management Agreement. In reviewing the Management Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Master Fund's operations and of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Management Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which reflects the advisory fee paid by the Master Fund to the Adviser as well as administrative services provided to the Fund by the Manager and its affiliates and the effects of any reimbursements
- was below the median of its

================================================================================

22  | USAA EXTENDED MARKET INDEX FUND

================================================================================

expense group and its expense universe. The data indicated that the Fund's total expenses, after any reimbursements, were below the median of its expense group and its expense universe. The Board noted that the Manager does not currently receive an advisory fee from the Fund for the services that it provides under the Management Agreement. The Trustees took into account that the management fee and total expenses reflected both the expenses of the Fund as well as those of the Master Fund. The Trustees also took into account the Manager's current undertakings to maintain expense limitations for the Fund. The Board also took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Trustees also noted the high level of correlation between the Fund and its corresponding index and the relatively low tracking error between the two, and noted that it reviews such information on a quarterly basis.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings detailed information about the Fund's and the Master Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Management Agreement, including, among other information, a comparison of the Fund's average annual total returns with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-year period ended December 31, 2014, and was above the average of its performance universe and its Lipper index for the three-and five-year periods ended December 31, 2014. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-year period ended December 31, 2014, was in the top 35% of its performance universe for the three-year period ended December 31, 2014, and was in the top 20% of its performance universe for the five-year period ended December 31, 2014. The Board took into account

================================================================================

                                                        ADVISORY AGREEMENT |  23

================================================================================

management's discussion of the Fund's performance, including the Fund's high level of correlation between the Fund's performance and its corresponding index.

COMPENSATION AND PROFITABILITY - The Board noted that the Manager does not currently receive an advisory fee from the Fund under the Management Agreement. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager had agreed to maintain expense limitations for the Fund. In reviewing the overall profitability of the Fund to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be able to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - With respect to the consideration of any economies of scale to be realized by the Fund, the Board took into account that the Manager does not receive any advisory fees under the Management Agreement and that the management fee for the Fund reflects the advisory fee paid at the Master Fund level to the Master Fund's Adviser. The Board took into account Management's discussion of the Fund's current advisory fee structure. The Board also considered the effects of the Fund's growth and size on the Fund's performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current fee structure was reasonable.

================================================================================

24  | USAA EXTENDED MARKET INDEX FUND

================================================================================

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Management Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Management Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability, if any, from their relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that the continuation of the Management Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                        ADVISORY AGREEMENT |  25

                              Semiannual report of the
                         MASTER EXTENDED MARKET INDEX SERIES
                    in which the USAA EXTENDED MARKET INDEX FUND
                                       invests

================================================================================

SCHEDULE OF INVESTMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCKS

AEROSPACE & DEFENSE - 1.7%
    5,544     AAR Corp.                                                                     $    176,687
    9,848     Aerojet Rocketdyne Holdings, Inc.(a)                                               202,967
    3,079     Aerovironment, Inc.(a)                                                              80,300
    3,084     Astronics Corp.(a)                                                                 218,625
   15,171     B/E Aerospace, Inc.                                                                832,888
   15,532     The BWX Technologies, Inc.                                                         509,450
    2,281     CPI Aerostructures, Inc.(a)                                                         22,833
    3,267     Cubic Corp.                                                                        155,444
    6,896     Curtiss-Wright Corp.                                                               499,546
    1,874     Ducommun, Inc.(a)                                                                   48,106
    2,637     Engility Holdings, Inc.                                                             66,347
    4,348     Esterline Technologies Corp.(a)                                                    414,538
      682     HEICO Corp.                                                                         39,761
    7,676     HEICO Corp., Class A                                                               389,711
   14,247     Hexcel Corp.                                                                       708,646
    7,147     Huntington Ingalls Industries, Inc.                                                804,681
    4,600     Innovative Solutions & Support, Inc.(a)                                             15,180
    7,789     KLX, Inc.(a)                                                                       343,729
    9,451     Kratos Defense & Security Solutions, Inc.(a)                                        59,541
    2,720     LMI Aerospace, Inc.(a)                                                              27,227
    3,277     Mantech International Corp., Class A                                                95,033
    5,739     Moog, Inc., Class A(a)                                                             405,633
    8,354     Orbital ATK, Inc.                                                                  612,849
    3,523     RBC Bearings, Inc.(a)                                                              252,810
    9,005     Smith & Wesson Holding Corp.(a)                                                    149,393
   19,249     Spirit Aerosystems Holdings, Inc., Class A(a)                                    1,060,812
    3,052     Sturm Ruger & Co., Inc.                                                            175,337
    8,193     Taser International, Inc.(a)                                                       272,909
    5,181     Teledyne Technologies, Inc.(a)                                                     546,647
    7,289     TransDigm Group, Inc.(a)                                                         1,637,620
    7,519     Triumph Group, Inc.                                                                496,179
      644     VSE Corp.                                                                           34,460
                                                                                            ------------
                                                                                              11,355,889
                                                                                            ------------
ALTERNATIVE ENERGY - 0.1%
    3,787     Aemetis, Inc.(a)                                                                    13,633
    8,820     Amyris, Inc.(a)(b)                                                                  17,199
   10,274     Ascent Solar Technologies, Inc.(a)(b)                                                5,651
    3,615     Enphase Energy, Inc.(a)                                                             27,510
   38,645     FuelCell Energy, Inc.(a)(b)                                                         37,752
    4,822     Green Plains Renewable Energy, Inc.                                                132,846
   11,468     Ocean Power Technologies, Inc.(a)                                                    5,906
    6,653     Pattern Energy Group, Inc.                                                         188,812
   25,740     Plug Power, Inc.(a)(b)                                                              63,063
    4,264     Renewable Energy Group, Inc.(a)                                                     49,292
      798     REX American Resources Corp.(a)                                                     50,785
   10,976     Solazyme, Inc.(a)(b)                                                                34,465
    7,545     SunPower Corp.(a)                                                                  214,353
                                                                                            ------------
                                                                                                 841,267
                                                                                            ------------
AUTOMOBILES & PARTS - 2.0%
   23,204     Allison Transmission Holdings, Inc.                                                678,949
   11,009     American Axle & Manufacturing Holdings, Inc.(a)                                    230,198
   12,773     Autoliv, Inc.                                                                    1,491,248
    8,084     Cooper Tire & Rubber Co.                                                           273,482

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    2,037     Cooper-Standard Holding, Inc.(a)                                              $    125,214
   23,943     Dana Holding Corp.                                                                 492,747
    4,690     Dorman Products, Inc.(a)                                                           223,525
    4,284     Federal-Mogul Corp.(a)                                                              48,623
    2,808     Fuel Systems Solutions, Inc.(a)                                                     21,004
   43,656     Gentex Corp.                                                                       716,832
    5,419     Gentherm, Inc.(a)                                                                  297,557
   11,155     Lear Corp.                                                                       1,252,260
   44,249     LKQ Corp.(a)                                                                     1,338,311
    6,073     LoJack Corp.(a)                                                                     20,952
    7,575     Modine Manufacturing Co.(a)                                                         81,280
    2,943     Motorcar Parts of America, Inc.(a)                                                  88,555
    4,763     Remy International, Inc.                                                           105,310
    3,134     Standard Motor Products, Inc.                                                      110,066
    4,259     Stoneridge, Inc.(a)                                                                 49,873
      573     Strattec Security Corp.                                                             39,365
    3,414     Superior Industries International, Inc.                                             62,510
    8,465     Tenneco, Inc.(a)                                                                   486,230
   14,381     Tesla Motors, Inc.(a)                                                            3,857,847
    8,211     Titan International, Inc.                                                           88,186
    2,971     Tower International, Inc.(a)                                                        77,395
    7,139     U.S. Auto Parts Network, Inc.(a)                                                    15,706
    6,428     Visteon Corp.(a)                                                                   674,811
    8,081     WABCO Holdings, Inc.(a)                                                            999,781
                                                                                            ------------
                                                                                              13,947,817
                                                                                            ------------
BANKS - 5.6%
    1,862     1st Source Corp.                                                                    63,531
    1,956     Ameriana Bancorp                                                                    41,643
    1,548     American National Bankshares, Inc.                                                  36,858
    4,563     Ameris Bancorp                                                                     115,398
    1,856     Ames National Corp.                                                                 46,586
    2,224     Arrow Financial Corp.                                                               60,115
   22,027     Associated Banc-Corp                                                               446,487
   12,497     Astoria Financial Corp.                                                            172,334
    4,690     Banc of California, Inc.                                                            64,488
      831     Bancfirst Corp.                                                                     54,389
    2,128     Bancorp of New Jersey, Inc.                                                         24,493
    5,772     The Bancorp, Inc.(a)                                                                53,564
   12,324     BancorpSouth, Inc.                                                                 317,466
    7,238     Bank Mutual Corp.                                                                   55,515
    6,349     Bank of Hawaii Corp.                                                               423,351
      972     Bank of Marin Bancorp                                                               49,446
   10,398     Bank of the Ozarks, Inc.                                                           475,709
    4,459     BankFinancial Corp.                                                                 52,527
   15,096     BankUnited, Inc.                                                                   542,399
    3,084     Banner Corp.                                                                       147,816
    1,355     Bar Harbor Bankshares                                                               48,008
    2,823     BCB Bancorp, Inc.                                                                   34,497
    2,595     Bear State Financial, Inc.(a)                                                       24,237
    5,965     Beneficial Bancorp, Inc.(a)                                                         74,503
    4,222     Berkshire Hills Bancorp, Inc.                                                      120,243
    4,709     BNC Bancorp                                                                         91,025
    2,046     BofI Holding, Inc.(a)                                                              216,283
    3,116     BOK Financial Corp.                                                                216,811
   12,591     Boston Private Financial Holdings, Inc.                                            168,845
    2,106     Bridge Bancorp, Inc.                                                                56,209
    1,910     Bridge Capital Holdings(a)                                                          56,918
   10,701     Brookline Bancorp, Inc.                                                            120,814
    2,602     Bryn Mawr Bank Corp.                                                                78,476
      882     California First National Bancorp                                                   11,898
    1,176     Camden National Corp.                                                               45,511
    3,648     Cape Bancorp, Inc.                                                                  34,510
    4,254     Capital Bank Financial Corp., Class A(a)                                           123,664
    1,923     Capital City Bank Group, Inc.                                                       29,364
   18,962     Capitol Federal Financial, Inc.                                                    228,303
    4,985     Cardinal Financial Corp.                                                           108,623
    6,367     Cascade Bancorp(a)                                                                  32,981
   10,973     Cathay General Bancorp                                                             356,074
    6,951     Centerstate Banks, Inc.                                                             93,908
    4,655     Central Pacific Financial Corp.                                                    110,556

================================================================================

28  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
      627     Century Bancorp, Inc., Class A                                                $     25,494
    4,661     Chemical Financial Corp.                                                           154,093
    2,061     Chicopee Bancorp, Inc.                                                              33,986
    2,446     Citizens & Northern Corp.                                                           50,265
   33,190     Citizens Financial Group, Inc.                                                     906,419
    2,320     City Holding Co.                                                                   114,260
    7,157     City National Corp.                                                                646,921
    1,968     Civista Bancshares, Inc.                                                            21,254
    3,658     Clifton Bancorp, Inc.                                                               51,175
    2,402     CNB Financial Corp.                                                                 44,197
    5,743     CoBiz Financial, Inc.                                                               75,061
      463     Colony Bankcorp, Inc.(a)                                                             4,167
    7,800     Columbia Banking System, Inc.                                                      253,812
   12,290     Commerce Bancshares, Inc.                                                          574,803
    6,000     Community Bank System, Inc.                                                        226,620
    2,381     Community Trust Bancorp, Inc.                                                       83,025
    2,905     CommunityOne Bancorp(a)                                                             31,287
    3,299     ConnectOne Bancorp, Inc.                                                            71,027
    8,185     Cullen/Frost Bankers, Inc.                                                         643,177
   13,798     CVB Financial Corp.                                                                242,983
    4,654     Dime Community Bancshares, Inc.                                                     78,839
    4,336     Eagle Bancorp, Inc.(a)                                                             190,611
   21,213     East West Bancorp, Inc.                                                            950,767
    2,546     Eastern Virginia Bankshares, Inc.                                                   16,065
    1,296     Enterprise Bancorp, Inc.                                                            30,378
    3,330     Enterprise Financial Services Corp.                                                 75,824
    1,863     ESSA Bancorp, Inc.                                                                  23,958
    1,489     Farmers Capital Bank Corp.(a)                                                       42,332
    3,242     Fidelity Southern Corp.                                                             56,540
    2,187     Financial Institutions, Inc.                                                        54,325
    2,216     First Bancorp, Inc.                                                                 43,079
    3,105     First Bancorp, North Carolina                                                       51,791
   15,663     First BanCorp, Puerto Rico(a)                                                       75,496
   11,407     First Busey Corp.                                                                   74,944
    1,278     First Citizens BancShares, Inc., Class A                                           336,165
   13,854     First Commonwealth Financial Corp.                                                 132,860
    2,730     First Community Bancshares, Inc.                                                    49,741
    3,213     First Connecticut Bancorp, Inc.                                                     50,990
    1,535     First Defiance Financial Corp.                                                      57,609
    8,783     First Financial Bancorp                                                            157,567
    9,303     First Financial Bankshares, Inc.                                                   322,256
    1,589     First Financial Corp.                                                               56,823
    2,894     First Financial Northwest, Inc.                                                     36,059
   34,097     First Horizon National Corp.                                                       534,300
    2,988     First Interstate Bancsystem, Inc.                                                   82,887
    5,448     First Merchants Corp.                                                              134,566
   11,044     First Midwest Bancorp, Inc.                                                        209,505
   52,805     First Niagara Financial Group, Inc.                                                498,479
    2,237     The First of Long Island Corp.                                                      62,010
   19,347     First Republic Bank                                                              1,219,441
   15,167     First Security Group, Inc.(a)                                                       37,159
    3,052     First South Bancorp, Inc.                                                           24,111
    1,784     First United Corp.(a)                                                               15,449
   24,002     FirstMerit Corp.                                                                   499,962
    3,391     Flagstar Bancorp, Inc.(a)                                                           62,666
    4,602     Flushing Financial Corp.                                                            96,688
   24,946     FNB Corp.                                                                          357,227
    2,566     Fox Chase Bancorp, Inc.                                                             43,417
   26,155     Fulton Financial Corp.                                                             341,584
    2,176     German American Bancorp, Inc.                                                       64,083
   10,920     Glacier Bancorp, Inc.                                                              321,266

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    1,408     Great Southern Bancorp, Inc.                                                  $     59,333
    3,466     Greene County Bancshares, Inc.                                                           -
    3,814     Guaranty Bancorp                                                                    62,969
   11,270     Hampton Roads Bankshares, Inc.(a)                                                   23,442
   11,728     Hancock Holding Co.                                                                374,241
    5,135     Hanmi Financial Corp.                                                              127,553
    2,048     Heartland Financial USA, Inc.                                                       76,227
    4,396     Heritage Commerce Corp.                                                             42,246
    5,226     Heritage Financial Corp.                                                            93,389
    1,907     HMN Financial, Inc.(a)                                                              22,484
    1,779     Home Bancorp, Inc.                                                                  44,902
    8,509     Home BancShares, Inc.                                                              311,089
    3,402     HomeTrust Bancshares, Inc.(a)                                                       57,018
    1,338     Horizon Bancorp                                                                     33,396
    2,386     Hudson Valley Holding Corp.                                                         67,309
    4,839     Iberiabank Corp.                                                                   330,165
    3,736     Independent Bank Corp./MA                                                          175,181
    4,221     Independent Bank Corp./MI                                                           57,237
    8,105     International Bancshares Corp.                                                     217,781
   50,255     Investors Bancorp, Inc.                                                            618,137
    4,495     Kearny Financial Corp.(a)                                                           50,164
    5,519     Lakeland Bancorp, Inc.                                                              65,621
    2,532     Lakeland Financial Corp.                                                           109,813
    5,686     LegacyTexas Financial Group, Inc.                                                  171,717
    6,531     Macatawa Bank Corp.                                                                 34,614
    3,542     MainSource Financial Group, Inc.                                                    77,747
    9,145     MB Financial, Inc.                                                                 314,954
    2,713     Mercantile Bank Corp.                                                               58,085
    1,163     Merchants Bancshares, Inc.                                                          38,460
    2,347     Metro Bancorp, Inc.                                                                 61,351
    1,608     MidSouth Bancorp, Inc.                                                              24,538
    1,520     MidWestOne Financial Group, Inc.                                                    50,038
    1,697     MutualFirst Financial, Inc.                                                         39,421
    5,243     National Bank Holdings Corp., Class A                                              109,212
    1,269     National Bankshares, Inc.                                                           37,131
   19,508     National Penn Bancshares, Inc.                                                     220,050
    6,330     NBT Bancorp, Inc.                                                                  165,656
   65,773     New York Community Bancorp, Inc.                                                 1,208,908
    5,756     NewBridge Bancorp                                                                   51,401
    7,907     Northfield Bancorp, Inc.                                                           119,000
    1,270     Northrim BanCorp, Inc.                                                              32,550
   13,932     Northwest Bancshares, Inc.                                                         178,608
      859     Norwood Financial Corp.                                                             25,186
    2,337     OceanFirst Financial Corp.                                                          43,585
    7,031     OFG Bancorp                                                                         75,021
      934     Ohio Valley Banc Corp.                                                              21,136
   15,511     Old National Bancorp                                                               224,289
    5,393     Old Second Bancorp, Inc.(a)                                                         35,594
    6,327     Oritani Financial Corp.                                                            101,548
    2,093     Orrstown Financial Services, Inc.                                                   33,865
    3,334     Pacific Continental Corp.                                                           45,109
   14,382     PacWest Bancorp                                                                    672,502
    2,005     Park National Corp.                                                                175,177
    9,934     Park Sterling Corp.                                                                 71,525
    2,063     Peapack Gladstone Financial Corp.                                                   45,840
    1,050     Penns Woods Bancorp, Inc.                                                           46,295
    1,497     Peoples Bancorp of North Carolina, Inc.                                             27,455
    2,099     Peoples Bancorp, Inc.                                                               48,991
    1,245     Peoples Financial Corp.(a)                                                          12,612
    5,097     Pinnacle Financial Partners, Inc.                                                  277,124
   15,210     Popular, Inc.(a)                                                                   438,961
    1,044     Porter Bancorp, Inc.(a)                                                              1,660
    2,659     Preferred Bank                                                                      79,903
   10,401     PrivateBancorp, Inc.                                                               414,168
    8,762     Prosperity Bancshares, Inc.                                                        505,918

================================================================================

30  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    1,737     Provident Financial Holdings, Inc.                                            $     29,077
    7,911     Provident Financial Services, Inc.                                                 150,230
    2,837     Pulaski Financial Corp.                                                             36,654
    4,800     Renasant Corp.                                                                     156,480
    1,667     Republic Bancorp, Inc., Class A                                                     42,842
    6,390     Republic First Bancorp, Inc.(a)                                                     22,173
    7,265     Riverview Bancorp, Inc.                                                             31,094
    4,337     S&T Bancorp, Inc.                                                                  128,332
    3,931     Sandy Spring Bancorp, Inc.                                                         109,989
    4,359     Seacoast Banking Corp. of Florida(a)                                                68,872
    3,680     Shore Bancshares, Inc.(a)                                                           34,702
    1,921     Sierra Bancorp                                                                      33,253
    7,538     Signature Bank(a)                                                                1,103,488
    2,584     Simmons First National Corp., Class A                                              120,621
    3,558     South State Corp.                                                                  270,372
    4,149     Southside Bancshares, Inc.                                                         121,275
    3,310     Southwest Bancorp, Inc.                                                             61,599
    5,576     State Bank Financial Corp.                                                         120,999
   13,051     Sterling Bancorp                                                                   191,850
    2,255     Stock Yards Bancorp, Inc.                                                           85,216
    2,452     Suffolk Bancorp                                                                     62,918
    1,684     Summit Financial Group, Inc.                                                        18,878
    2,292     Sun Bancorp, Inc.(a)                                                                44,121
   26,422     Susquehanna Bancshares, Inc.                                                       373,079
    7,613     SVB Financial Group(a)                                                           1,096,120
   20,237     Synovus Financial Corp.                                                            623,704
   23,707     TCF Financial Corp.                                                                393,773
    1,901     Territorial Bancorp, Inc.                                                           46,118
    6,755     Texas Capital Bancshares, Inc.(a)                                                  420,431
   12,214     TFS Financial Corp.                                                                205,439
    1,745     Tompkins Financial Corp.                                                            93,741
    7,086     TowneBank                                                                          115,431
    3,317     Trico Bancshares                                                                    79,774
   14,741     TrustCo Bank Corp. NY                                                              103,629
    9,708     Trustmark Corp.                                                                    242,506
    5,469     UMB Financial Corp.                                                                311,842
   32,243     Umpqua Holdings Corp.                                                              580,052
    6,713     Union Bankshares Corp.                                                             156,010
    3,115     United Bancorp, Inc.                                                                27,942
    9,308     United Bankshares, Inc.                                                            374,461
    6,703     United Community Banks, Inc.                                                       139,892
   11,244     United Community Financial Corp.                                                    60,155
    7,872     United Financial Bancorp, Inc.                                                     105,878
    3,895     United Security Bancshares(a)                                                       19,631
    2,482     Univest Corp. of Pennsylvania                                                       50,534
   33,096     Valley National Bancorp                                                            341,220
   14,111     Washington Federal, Inc.                                                           329,492
    2,302     Washington Trust Bancorp, Inc.                                                      90,883
    5,144     Waterstone Financial, Inc.                                                          67,901
   13,130     Webster Financial Corp.                                                            519,292
    5,376     WesBanco, Inc.                                                                     182,892
    3,190     West BanCorp., Inc.                                                                 63,290
    3,780     Westamerica BanCorp                                                                191,457
   11,822     Western Alliance Bancorp(a)                                                        399,111
    3,799     Westfield Financial, Inc.                                                           27,771
   11,170     Wilshire Bancorp, Inc.                                                             141,077
    6,809     Wintrust Financial Corp.                                                           363,464
    3,816     WSFS Financial Corp.                                                               104,368
    3,234     Yadkin Financial Corp.(a)                                                           67,752
      321     Your Community Bankshares, Inc.                                                      8,786
                                                                                            ------------
                                                                                              38,550,756
                                                                                            ------------
BEVERAGES - 0.1%
    1,333     The Boston Beer Co., Inc., Class A(a)                                              309,243
      775     Coca-Cola Bottling Co. Consolidated                                                117,079
    1,760     Craft Brew Alliance, Inc.(a)                                                        19,466
    2,173     National Beverage Corp.(a)                                                          48,871
    5,635     Primo Water Corp.(a)                                                                32,232
    2,312     Willamette Valley Vineyards, Inc.(a)                                                15,999
                                                                                            ------------
                                                                                                 542,890
                                                                                            ------------

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
CHEMICALS - 2.5%
    4,227     A. Schulman, Inc.                                                             $    184,804
    4,209     Aceto Corp.                                                                        103,668
   16,595     Albemarle Corp.                                                                    917,206
    3,882     American Vanguard Corp.                                                             53,572
    9,444     Ashland, Inc.                                                                    1,151,224
   13,232     Axalta Coating Systems, Ltd.(a)                                                    437,715
   10,323     Axiall Corp.                                                                       372,144
    4,539     Balchem Corp.                                                                      252,913
    9,198     Cabot Corp.                                                                        342,993
    8,196     Calgon Carbon Corp.                                                                158,839
    4,637     Cambrex Corp.(a)                                                                   203,750
   22,145     Celanese Corp., Series A                                                         1,591,783
    1,295     Chase Corp.                                                                         51,476
   26,555     The Chemours Co.(a)                                                                424,880
   11,318     Chemtura Corp.(a)                                                                  320,413
   10,522     Cytec Industries, Inc.                                                             636,897
   13,135     Ferro Corp.(a)                                                                     220,405
    3,639     FutureFuel Corp.                                                                    46,834
    1,451     Hawkins, Inc.                                                                       58,606
    7,330     HB Fuller Co.                                                                      297,745
   29,915     Huntsman Corp.                                                                     660,224
    3,136     Innophos Holdings, Inc.                                                            165,079
    3,555     Innospec, Inc.                                                                     160,117
    8,477     Intrepid Potash, Inc.(a)                                                           101,215
    1,469     KMG Chemicals, Inc.                                                                 37,371
    3,035     Koppers Holdings, Inc.                                                              75,025
    5,043     Kraton Performance Polymers, Inc.(a)                                               120,427
    2,763     Kronos Worldwide, Inc.                                                              30,282
    2,939     LSB Industries, Inc.(a)                                                            120,029
    2,331     Metabolix, Inc.(a)                                                                   8,741
    5,120     Minerals Technologies, Inc.                                                        348,826
    1,568     NewMarket Corp.                                                                    696,020
   11,378     Olin Corp.                                                                         306,637
    4,674     OM Group, Inc.                                                                     157,046
    7,759     OMNOVA Solutions, Inc.(a)                                                           58,115
   18,129     Platform Specialty Products Corp.(a)                                               463,740
   13,217     PolyOne Corp.                                                                      517,710
    6,803     Polypore International, Inc.(a)                                                    407,364
    1,917     Quaker Chemical Corp.                                                              170,306
    6,271     Rayonier Advanced Materials, Inc.                                                  101,966
   30,656     Rentech, Inc.(a)                                                                    32,802
   19,860     RPM International, Inc.                                                            972,544
    7,801     Senomyx, Inc.(a)                                                                    41,813
    6,975     Sensient Technologies Corp.                                                        476,672
    2,773     Stepan Co.                                                                         150,047
    1,000     TOR Minerals International, Inc.(a)                                                  6,250
    3,711     Tredegar Corp.                                                                      82,050
    9,237     Tronox Ltd., Class A                                                               135,137
   11,020     The Valspar Corp.                                                                  901,656
    6,033     Westlake Chemical Corp.                                                            413,803
   10,950     WR Grace & Co.(a)                                                                1,098,285
    5,548     Zagg, Inc.(a)                                                                       43,940
                                                                                            ------------
                                                                                              16,889,106
                                                                                            ------------
CONSTRUCTION & MATERIALS - 2.2%
    6,260     AAON, Inc.                                                                         140,975
    6,447     Acuity Brands, Inc.                                                              1,160,331
    3,685     Advanced Drainage Systems, Inc.                                                    108,081
   22,993     AECOM(a)                                                                           760,608
    5,959     Aegion Corp.(a)                                                                    112,863
    4,419     Ameresco, Inc., Class A(a)                                                          33,805
   13,435     American DG Energy, Inc.(a)                                                          5,374
    2,023     American Woodmark Corp.(a)                                                         110,962
   11,063     AO Smith Corp.                                                                     796,315
    4,359     Apogee Enterprises, Inc.                                                           229,458
    1,758     Argan, Inc.                                                                         70,900
    6,693     Armstrong World Industries, Inc.(a)                                                356,603
   22,042     BlueLinx Holdings, Inc.(a)                                                          21,160
      760     Blueprint Medicines Corp.(a)                                                        20,132
    5,751     Boise Cascade Co.(a)                                                               210,947
    9,072     Builders FirstSource, Inc.(a)                                                      116,485
   14,092     Chicago Bridge & Iron Co. NV(b)                                                    705,164
    3,762     Continental Building Products, Inc.(a)                                              79,717

================================================================================

32  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    7,488     Eagle Materials, Inc.                                                         $    571,559
    9,063     EMCOR Group, Inc.                                                                  432,940
   23,350     Fortune Brands Home & Security, Inc.                                             1,069,897
   10,137     Generac Holdings, Inc.(a)                                                          402,946
    4,428     Gibraltar Industries, Inc.(a)                                                       90,198
    5,285     Granite Construction, Inc.                                                         187,670
    9,666     Great Lakes Dredge & Dock Corp.(a)                                                  57,609
    6,030     Griffon Corp.                                                                       95,998
   11,016     Headwaters, Inc.(a)                                                                200,712
    5,539     Hill International, Inc.(a)                                                         29,135
    2,556     Installed Building Products, Inc.(a)                                                62,571
    2,430     Insteel Industries, Inc.                                                            45,441
    2,641     Integrated Electrical Services, Inc.(a)                                             18,751
    5,008     Inteliquent, Inc.                                                                   92,147
   21,553     KBR, Inc.                                                                          419,852
    3,913     Layne Christensen Co.(a)(b)                                                         35,021
    1,479     LB Foster Co., Class A                                                              51,188
    6,038     Lennox International, Inc.                                                         650,232
   21,467     Louisiana-Pacific Corp.(a)                                                         365,583
    3,084     Masonite International Corp.(a)                                                    216,219
    9,563     MasTec, Inc.(a)                                                                    190,017
   28,638     MDU Resources Group, Inc.                                                          559,300
   23,943     Mueller Water Products, Inc., Series A                                             217,881
    3,640     MYR Group, Inc.(a)                                                                 112,694
    5,071     NCI Building Systems, Inc.(a)                                                       76,420
    1,408     Nortek, Inc.(a)                                                                    117,047
    1,680     Northwest Pipe Co.(a)                                                               34,222
      773     Omega Flex, Inc.                                                                    29,111
    5,034     Orion Marine Group, Inc.(a)                                                         36,346
   17,361     Owens Corning                                                                      716,141
    2,050     Patrick Industries, Inc.(a)                                                         78,003
    6,680     PGT, Inc.(a)                                                                        96,927
    2,715     Ply Gem Holdings, Inc.(a)                                                           32,010
    5,751     Primoris Services Corp.                                                            113,870
    5,802     Quanex Building Products Corp.                                                     124,337
    6,005     Simpson Manufacturing Co., Inc.                                                    204,170
    4,288     Sterling Construction Co., Inc.(a)                                                  17,152
    5,070     Thermon Group Holdings, Inc.(a)                                                    122,035
    5,664     TopBuild Corp.(a)                                                                  164,256
    3,961     TRC Cos., Inc.(a)                                                                   40,204
    4,838     Trex Co., Inc.(a)                                                                  239,142
    5,832     Tutor Perini Corp.(a)                                                              125,855
    2,945     Universal Forest Products, Inc.                                                    153,228
    1,780     US Concrete, Inc.(a)                                                                67,444
   13,109     USG Corp.(a)                                                                       364,299
    3,325     Valmont Industries, Inc.                                                           395,243
    3,974     Watsco, Inc.                                                                       491,743
    4,067     Watts Water Technologies, Inc., Class A                                            210,874
                                                                                            ------------
                                                                                              15,265,520
                                                                                            ------------
ELECTRICITY - 1.3%
    6,108     ALLETE, Inc.                                                                       283,350
   16,456     Alliant Energy Corp.                                                               949,840
    1,815     Alteva(a)                                                                           13,032
    6,519     Black Hills Corp.                                                                  284,554
   50,494     Calpine Corp.(a)                                                                   908,387
    8,862     Cleco Corp.                                                                        477,219
   19,269     Covanta Holding Corp.                                                              408,310
   15,327     Dynegy, Inc.(a)                                                                    448,315
    6,267     El Paso Electric Co.                                                               217,214
    7,217     The Empire District Electric Co.                                                   157,331
   23,267     Great Plains Energy, Inc.                                                          562,131
   15,006     Hawaiian Electric Industries, Inc.                                                 446,128
    7,281     IDACORP, Inc.                                                                      408,755
   23,268     ITC Holdings Corp.                                                                 748,764
    5,145     MGE Energy, Inc.                                                                   199,266
    6,771     NorthWestern Corp.                                                                 330,086
    5,432     Ormat Technologies, Inc.                                                           204,678
   11,667     Portland General Electric Co.                                                      386,878
   12,337     Talen Energy Corp.(a)                                                              211,703

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  33

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    4,948     TerraForm Power, Inc., Class A(a)                                             $    187,925
   35,662     U.S. Geothermal, Inc.(a)                                                            18,901
    8,278     UIL Holdings Corp.                                                                 379,298
    2,368     Unitil Corp.                                                                        78,191
    3,153     Vivint Solar, Inc.(a)(b)                                                            38,372
   19,630     Westar Energy, Inc.                                                                671,739
                                                                                            ------------
                                                                                               9,020,367
                                                                                            ------------
ELECTRONIC & ELECTRICAL EQUIPMENT - 2.8%
    3,068     Adept Technology, Inc.(a)                                                           22,090
    1,620     Allied Motion Technologies, Inc.                                                    36,385
    1,261     American Science & Engineering, Inc.                                                55,244
    3,990     Anixter International, Inc.(a)                                                     259,948
   12,042     API Technologies Corp.(a)                                                           30,225
   14,139     Arrow Electronics, Inc.(a)                                                         788,956
   20,039     Avnet, Inc.                                                                        823,803
    6,723     AVX Corp.                                                                           90,492
    3,732     AZZ, Inc.                                                                          193,318
    2,135     Badger Meter, Inc.                                                                 135,551
    2,157     Bel Fuse, Inc., Class B                                                             44,262
    6,349     Belden, Inc.                                                                       515,729
    8,089     Benchmark Electronics, Inc.(a)                                                     176,178
    7,004     Brady Corp., Class A                                                               173,279
   55,452     Capstone Turbine Corp.(a)(b)                                                        22,774
    6,943     Checkpoint Systems, Inc.                                                            70,680
   12,832     Cognex Corp.                                                                       617,219
    3,768     Coherent, Inc.(a)                                                                  239,193
    2,832     Control4 Corp.(a)                                                                   25,176
    5,283     CTS Corp.                                                                          101,803
    2,661     CyberOptics Corp.(a)                                                                26,903
    6,043     Daktronics, Inc.                                                                    71,670
    3,274     Electro Rent Corp.                                                                  35,556
    5,070     Electro Scientific Industries, Inc.                                                 26,719
    8,818     eMagin Corp.(a)                                                                     23,280
    2,783     Encore Wire Corp.                                                                  123,259
    4,406     EnerNOC, Inc.(a)                                                                    42,738
    6,481     EnerSys, Inc.                                                                      455,549
    3,900     ESCO Technologies, Inc.                                                            145,899
    4,476     Fabrinet(a)                                                                         83,835
    2,690     FARO Technologies, Inc.(a)                                                         125,623
    6,138     FEI Co.                                                                            509,024
    7,405     General Cable Corp.                                                                146,101
   18,515     GrafTech International Ltd.(a)                                                      91,834
    3,828     Greatbatch, Inc.(a)                                                                206,406
    4,601     GSI Group, Inc.(a)                                                                  69,153
    3,110     Houston Wire & Cable Co.                                                            30,851
    7,245     Hubbell, Inc., Class B                                                             784,489
    8,248     II-VI, Inc.(a)                                                                     156,547
    5,485     Intevac, Inc.(a)                                                                    32,087
    2,740     IntriCon Corp.(a)                                                                   20,057
    5,300     IPG Photonics Corp.(a)                                                             451,427
    5,925     Itron, Inc.(a)                                                                     204,057
   28,671     Jabil Circuit, Inc.                                                                610,406
    8,847     Kemet Corp.(a)                                                                      25,479
   24,979     Keysight Technologies, Inc.(a)                                                     779,095
    3,441     Kimball Electronics, Inc.(a)                                                        50,204
   12,733     Knowles Corp.(a)(b)                                                                230,467
    1,837     Landauer, Inc.                                                                      65,471
    6,052     LightPath Technologies, Inc., Class A(a)                                            10,652
    3,360     Littelfuse, Inc.                                                                   318,830
    3,465     LSI Industries, Inc.                                                                32,363
    2,990     MA-COM Technology Solutions Holdings, Inc.(a)                                      114,368
      750     Magnetek, Inc.(a)                                                                   25,808
    5,619     Maxwell Technologies, Inc.(a)(b)                                                    33,545
    5,598     Methode Electronics, Inc.                                                          153,665
    4,187     Mettler-Toledo International, Inc.(a)                                            1,429,693
    2,372     MTS Systems Corp.                                                                  163,549
    7,191     NAPCO Security Technologies, Inc.(a)                                                41,204
   14,991     National Instruments Corp.                                                         441,635
    6,575     Newport Corp.(a)                                                                   124,662
      974     NVE Corp.                                                                           76,362

================================================================================

34  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    7,855     Orion Energy Systems, Inc.(a)                                                 $     19,716
    2,875     OSI Systems, Inc.(a)                                                               203,521
    3,206     Park Electrochemical Corp.                                                          61,427
    3,038     Planar Systems, Inc.(a)                                                             13,246
    5,087     Plexus Corp.(a)                                                                    223,218
    1,398     Powell Industries, Inc.                                                             49,168
    6,603     Regal-Beloit Corp.                                                                 479,312
    5,552     Research Frontiers, Inc.(a)                                                         29,648
    4,390     Rofin-Sinar Technologies, Inc.(a)                                                  121,164
    2,784     Rogers Corp.(a)                                                                    184,134
    5,299     Rubicon Technology, Inc.(a)                                                         12,877
   12,085     Sanmina Corp.(a)                                                                   243,634
   25,038     Sensata Technologies Holding NV(a)                                               1,320,504
      750     SL Industries, Inc.(a)                                                              28,958
   38,479     Trimble Navigation Ltd.(a)                                                         902,717
    9,582     TTM Technologies, Inc.(a)                                                           95,724
    2,949     Turtle Beach Corp.(a)(b)                                                             6,724
    5,753     Ultralife Corp.(a)                                                                  24,105
    6,229     Universal Display Corp.(a)                                                         322,226
    6,043     Veeco Instruments, Inc.(a)                                                         173,676
    3,135     Vicor Corp.(a)                                                                      38,216
   19,991     Vishay Intertechnology, Inc.                                                       233,495
    2,569     Vishay Precision Group, Inc.(a)                                                     38,689
    6,589     WESCO International, Inc.(a)                                                       452,269
    7,587     Zebra Technologies Corp., Class A(a)                                               842,536
                                                                                            ------------
                                                                                              19,133,731
                                                                                            ------------
FINANCIAL SERVICES - 4.2%
    5,544     Actinium Pharmaceuticals, Inc.(a)(b)                                                14,692
   63,606     Ally Financial, Inc.(a)                                                          1,426,683
    5,352     Artisan Partners Asset Management, Inc., Class A                                   248,654
      297     Ashford, Inc.(a)                                                                    25,919
    2,169     Asta Funding, Inc.(a)                                                               18,176
      251     Atlanticus Holdings Corp.(a)                                                           886
   11,987     BBCN Bancorp, Inc.                                                                 177,288
   26,284     BGC Partners, Inc., Class A                                                        229,985
    8,055     Blackhawk Network Holdings, Inc.(a)                                                331,866
    3,145     Calamos Asset Management, Inc., Class A                                             38,526
    4,407     Cash America International, Inc.                                                   115,419
   12,523     CBOE Holdings, Inc.                                                                716,566
   25,884     CIT Group, Inc.                                                                  1,203,347
    2,805     Cohen & Steers, Inc.                                                                95,594
   18,550     Cowen Group, Inc., Class A(a)                                                      118,720
    1,268     Credit Acceptance Corp.(a)                                                         312,156
      489     Diamond Hill Investment Group, Inc.                                                 97,634
   17,556     Eaton Vance Corp.                                                                  686,966
    3,846     Encore Capital Group, Inc.(a)                                                      164,378
    3,811     Enova International, Inc.(a)                                                        71,189
    9,030     Essent Group Ltd.(a)                                                               246,970
   13,176     EverBank Financial Corp.                                                           258,908
    5,416     Evercore Partners, Inc., Class A                                                   292,247
    8,094     Ezcorp, Inc., Class A(a)                                                            60,138
    1,765     FBR & Co.(a)                                                                        40,842
    1,972     Federal Agricultural Mortgage Corp., Class C                                        57,306
   14,119     Federated Investors, Inc., Class B                                                 472,845
    7,688     Financial Engines, Inc.                                                            326,586
    4,540     First Cash Financial Services, Inc.(a)                                             206,979
    1,974     The First Marblehead Corp.(a)                                                       11,370
   41,169     FNF Group                                                                        1,522,841
   13,726     FNFV Group(a)                                                                      211,106
    6,290     FXCM, Inc., Class A(b)                                                               9,121
      650     GAMCO Investors, Inc., Class A                                                      44,662

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                                                   SCHEDULE OF INVESTMENTS |  35

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    6,145     Green Dot Corp., Class A(a)                                                   $    117,492
    3,945     Greenhill & Co., Inc.                                                              163,047
   16,267     HRG Group, Inc.(a)                                                                 211,471
    5,857     Imperial Holdings, Inc.(a)                                                          33,912
    8,515     Interactive Brokers Group, Inc., Class A                                           353,883
    2,298     INTL FCStone Inc.(a)                                                                76,386
    5,739     Investment Technology Group, Inc.                                                  142,327
   22,005     Janus Capital Group, Inc.                                                          376,726
    2,144     Jason Industries, Inc.(a)                                                           14,601
   12,151     KCG Holdings, Inc., Class A(a)                                                     149,822
    3,548     Ladder Capital Corp., Class A                                                       61,558
   17,747     Ladenburg Thalmann Financial Services, Inc.(a)                                      62,115
   15,971     Lazard Ltd., Class A                                                               898,209
    8,842     LendingClub Corp.(a)                                                               130,420
    1,296     LendingTree, Inc.(a)                                                               101,879
    9,664     Liberty Broadband Corp.(a)                                                         494,410
    3,805     Liberty Broadband Corp., Class A(a)                                                193,941
   10,469     Liberty TripAdvisor Holdings, Inc., Series A(a)                                    337,311
   10,970     LPL Financial Holdings, Inc.                                                       509,995
    5,606     MarketAxess Holdings, Inc.                                                         520,069
    1,640     Marlin Business Services Corp.                                                      27,683
   50,636     MGIC Investment Corp.(a)                                                           576,238
    2,328     Moelis & Co., Class A                                                               66,837
    5,436     MoneyGram International, Inc.(a)                                                    49,957
   16,666     MSCI, Inc.                                                                       1,025,792
    2,846     Nelnet, Inc., Class A                                                              123,260
    4,431     NewStar Financial, Inc.(a)                                                          48,741
   28,341     NorthStar Asset Management Group, Inc.                                             524,025
    5,105     NRG Yield, Inc., Class A                                                           112,259
    5,105     NRG Yield, Inc., Class C                                                           111,748
   16,212     Ocwen Financial Corp.(a)                                                           165,362
    1,362     Oppenheimer Holdings, Inc., Class A                                                 35,793
    4,035     PICO Holdings, Inc.(a)                                                              59,395
    2,533     Piper Jaffray Cos.(a)                                                              110,540
    7,471     PRA Group, Inc.(a)                                                                 465,518
    3,173     Pzena Investment Management, Inc., Class A                                          35,062
   27,973     Radian Group, Inc.                                                                 524,773
   18,758     Raymond James Financial, Inc.                                                    1,117,602
    5,979     RCS Capital Corp., Class A(a)                                                       45,799
    4,370     Resource America, Inc., Class A                                                     36,752
    4,085     Safeguard Scientifics, Inc.(a)                                                      79,494
   14,838     Santander Consumer USA Holdings, Inc.(a)                                           379,408
   19,231     SEI Investments Co.                                                                942,896
   62,809     SLM Corp.(a)                                                                       619,925
    6,625     Springleaf Holdings, Inc.(a)                                                       304,154
    3,359     Stewart Information Services Corp.                                                 133,688
    9,844     Stifel Financial Corp.(a)                                                          568,393
   18,515     Synchrony Financial(a)                                                             609,699
   13,863     Synergy Resources Corp.(a)                                                         158,454
   40,201     TD Ameritrade Holding Corp.                                                      1,480,201
    3,826     TESARO, Inc.(a)                                                                    224,931
    4,302     U.S. Global Investors, Inc., Class A                                                11,960
    1,102     Virtus Investment Partners, Inc.                                                   145,740
   31,156     Voya Financial, Inc.                                                             1,447,819
   12,433     Waddell & Reed Financial, Inc., Class A                                            588,205
    4,056     Walker & Dunlop, Inc.(a)                                                           108,457
    1,350     Westwood Holdings Group, Inc.                                                       80,420
   16,630     WisdomTree Investments, Inc.                                                       365,278

================================================================================

36  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    1,566     World Acceptance Corp.(a)                                                     $     96,325
    4,561     Xoom Corp.(a)                                                                       96,032
                                                                                            ------------
                                                                                              28,510,754
                                                                                            ------------
FIXED LINE TELECOMMUNICATIONS - 0.2%
   14,330     8x8, Inc.(a)                                                                       128,397
   34,307     Cincinnati Bell, Inc.(a)                                                           131,053
    7,436     Consolidated Communications Holdings, Inc.                                         156,230
   20,783     EarthLink Holdings Corp.                                                           155,665
    4,215     Fairpoint Communications, Inc.(a)                                                   76,797
    4,596     General Communication, Inc., Class A(a)                                             78,178
    1,381     Hawaiian Telcom Holdco, Inc.(a)                                                     36,044
    2,546     IDT Corp., Class B                                                                  46,032
    9,356     inContact, Inc.(a)                                                                  92,344
    3,575     Lumos Networks Corp.                                                                52,874
    2,210     Straight Path Communications, Inc., Class B(a)(b)                                   72,466
   26,555     Vonage Holdings Corp.(a)                                                           130,385
   14,595     Windstream Holdings, Inc.                                                           93,116
    6,212     Zayo Group Holdings, Inc.(a)                                                       159,772
                                                                                            ------------
                                                                                               1,409,353
                                                                                            ------------
FOOD & DRUG RETAILERS - 0.9%
    5,753     Casey's General Stores, Inc.                                                       550,792
    3,358     The Chefs' Warehouse, Inc.(a)                                                       71,324
    3,391     Core-Mark Holding Co., Inc.                                                        200,917
    5,128     Diplomat Pharmacy, Inc.(a)                                                         229,478
    6,722     The Fresh Market, Inc.(a)                                                          216,045
   13,048     GNC Holdings, Inc., Class A                                                        580,375
    1,683     Ingles Markets, Inc., Class A                                                       80,397
      519     Natural Health Trends Corp.                                                         21,518
   14,393     Omnicare, Inc.                                                                   1,356,540
    3,455     PetMed Express, Inc.                                                                59,668
  134,751     Rite Aid Corp.(a)                                                                1,125,171
    4,080     Smart & Final Stores, Inc.(a)                                                       72,909
    5,543     SpartanNash Co.                                                                    180,369
   21,463     Sprouts Farmers Market, Inc.(a)                                                    579,072
   30,827     Supervalu, Inc.(a)                                                                 249,390
    7,431     United Natural Foods, Inc.(a)                                                      473,206
    4,670     Vitamin Shoppe, Inc.(a)                                                            174,051
    1,733     Weis Markets, Inc.                                                                  73,046
                                                                                            ------------
                                                                                               6,294,268
                                                                                            ------------
FOOD PRODUCERS - 1.7%
      610     Alico, Inc.                                                                         27,670
    3,787     The Andersons, Inc.                                                                147,693
    8,499     B&G Foods, Inc.                                                                    242,476
    9,299     Boulder Brands, Inc.(a)                                                             64,535
   21,420     Bunge Ltd.                                                                       1,880,676
    4,369     Cal-Maine Foods, Inc.                                                              228,062
    2,295     Calavo Growers, Inc.                                                               119,179
   24,513     Darling International, Inc.(a)                                                     359,361
   14,232     Dean Foods Co.                                                                     230,131
    4,042     Diamond Foods, Inc.(a)                                                             126,838
    1,037     Farmer Bros Co.(a)                                                                  24,370
   27,370     Flowers Foods, Inc.                                                                578,875
    4,838     Fresh Del Monte Produce, Inc.                                                      187,037
      277     Golden Enterprises, Inc.                                                             1,130
    1,073     Griffin Land & Nurseries, Inc.                                                      34,379
   15,198     The Hain Celestial Group, Inc.(a)                                                1,000,940
   10,030     Herbalife Ltd.(a)                                                                  552,553
    4,100     HQ Sustainable Maritime Industries, Inc.(a)(b)                                           -
   10,583     Ingredion, Inc.                                                                    844,629
    2,209     J&J Snack Foods Corp.                                                              244,470
    1,174     John B Sanfilippo & Son, Inc.                                                       60,931
    2,865     Lancaster Colony Corp.                                                             260,285

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                                                   SCHEDULE OF INVESTMENTS |  37

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
   24,439     Lifevantage Corp.(a)                                                          $     12,953
    1,804     Lifeway Foods, Inc.(a)                                                              34,619
    2,404     Limoneira Co.                                                                       53,441
      644     Mannatech, Inc.(a)                                                                  11,528
    2,128     Medifast, Inc.(a)                                                                   68,777
    2,244     MGP Ingredients, Inc.                                                               37,744
    2,417     Nutraceutical International Corp.(a)                                                59,797
    4,769     Nutrisystem, Inc.                                                                  118,653
    3,642     Omega Protein Corp.(a)                                                              50,078
    2,025     Phibro Animal Health Corp., Class A                                                 78,853
    9,076     Pilgrim's Pride Corp.                                                              208,476
   16,345     Pinnacle Foods, Inc.                                                               744,351
    7,946     Post Holdings, Inc.(a)                                                             428,528
      414     Reliv International, Inc.(a)                                                           522
    2,724     Rocky Mountain Chocolate Factory, Inc.                                              35,875
    2,959     Sanderson Farms, Inc.                                                              222,398
       40     Seaboard Corp.(a)                                                                  143,960
    1,057     Seneca Foods Corp., Class A(a)                                                      29,353
    7,549     Snyders-Lance, Inc.                                                                243,606
    2,904     Tootsie Roll Industries, Inc.                                                       93,828
    6,375     TreeHouse Foods, Inc.(a)                                                           516,566
    1,032     USANA Health Sciences, Inc.(a)                                                     141,033
   25,956     WhiteWave Foods Co.(a)                                                           1,268,729
                                                                                            ------------
                                                                                              11,819,888
                                                                                            ------------
FORESTRY & PAPER - 0.2%
    3,010     Clearwater Paper Corp.(a)                                                          172,473
    1,749     Deltic Timber Corp.                                                                118,302
    9,251     Domtar Corp.                                                                       382,991
   12,554     KapStone Paper and Packaging Corp.                                                 290,249
    5,661     Mercer International, Inc.(a)                                                       77,442
    2,503     Neenah Paper, Inc.                                                                 147,577
    6,319     PH Glatfelter Co.                                                                  138,955
   14,370     Resolute Forest Products(a)                                                        161,663
    1,220     Veritiv Corp.(a)                                                                    44,481
    8,116     Wausau Paper Corp.                                                                  74,505
                                                                                            ------------
                                                                                               1,608,638
                                                                                            ------------
GAS, WATER & MULTI-UTILITIES - 1.4%
    5,550     American States Water Co.                                                          207,515
   26,541     American Water Works Co., Inc.                                                   1,290,689
   26,225     Aqua America, Inc.                                                                 642,250
    2,012     Artesian Resources Corp., Class A                                                   42,433
   14,892     Atmos Energy Corp.                                                                 763,662
    8,351     Avista Corp.                                                                       255,958
    3,708     Cadiz, Inc.(a)(b)                                                                   32,223
    7,627     California Water Service Group                                                     174,277
    2,272     Chesapeake Utilities Corp.                                                         122,347
    1,969     Connecticut Water Service, Inc.                                                     67,261
    2,312     Delta Natural Gas Co., Inc.                                                         46,471
    4,001     Gas Natural, Inc.                                                                   41,210
    4,413     Genie Energy Ltd.(a)                                                                46,204
    6,301     The Laclede Group, Inc.                                                            328,030
    2,966     Middlesex Water Co.                                                                 66,913
   12,125     National Fuel Gas Co.                                                              714,041
   12,347     New Jersey Resources Corp.                                                         340,160
    3,912     Northwest Natural Gas Co.                                                          165,008
    7,857     ONE Gas, Inc.                                                                      334,394
   11,306     Piedmont Natural Gas Co., Inc.                                                     399,215
   11,804     PNM Resources, Inc.                                                                290,379
   25,194     Questar Corp.                                                                      526,807
    2,449     RGC Resources, Inc.                                                                 48,980
    2,006     SJW Corp.                                                                           61,564
    9,788     South Jersey Industries, Inc.                                                      242,057
    6,558     Southwest Gas Corp.                                                                348,951
   25,443     UGI Corp.                                                                          876,511
   12,350     Vectren Corp.                                                                      475,228
    7,203     WGL Holdings, Inc.                                                                 391,051
                                                                                            ------------
                                                                                               9,341,789
                                                                                            ------------
GENERAL INDUSTRIALS - 1.2%
    9,535     Actuant Corp., Class A                                                             220,163
      774     AEP Industries, Inc.(a)                                                             42,725

================================================================================

38  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    9,224     Aptargroup, Inc.                                                              $    588,215
   14,485     Bemis Co., Inc.                                                                    651,970
   17,427     Berry Plastics Group, Inc.(a)                                                      564,635
    9,655     Carlisle Cos., Inc.                                                                966,659
   19,290     Crown Holdings, Inc.(a)                                                          1,020,634
   48,186     Graphic Packaging Holding Co.                                                      671,231
    4,825     Greif, Inc., Class A                                                               172,976
   11,862     Harsco Corp.                                                                       195,723
    4,398     Landec Corp.(a)                                                                     63,463
    1,853     Multi-Color Corp.                                                                  118,370
    3,762     Myers Industries, Inc.                                                              71,478
    5,434     Otter Tail Corp.                                                                   144,544
   14,540     Packaging Corp. of America                                                         908,605
    5,522     Raven Industries, Inc.                                                             112,262
   14,777     Rexnord Corp.(a)                                                                   353,318
    6,050     Silgan Holdings, Inc.                                                              319,198
   14,883     Sonoco Products Co.                                                                637,885
    6,652     TriMas Corp.(a)                                                                    196,899
    1,471     UFP Technologies, Inc.(a)                                                           30,773
                                                                                            ------------
                                                                                               8,051,726
                                                                                            ------------
GENERAL RETAILERS - 5.0%
    3,545     1-800-Flowers.com, Inc., Class A(a)                                                 37,081
    9,515     Aaron's, Inc.                                                                      344,538
   10,459     Abercrombie & Fitch Co., Class A                                                   224,973
   10,855     Advance Auto Parts, Inc.                                                         1,729,093
   13,619     Aeropostale, Inc.(a)                                                                22,063
      872     AMERCO, Inc.                                                                       285,066
    1,386     America's Car-Mart, Inc.(a)                                                         68,358
   25,954     American Eagle Outfitters, Inc.                                                    446,928
    2,731     American Public Education, Inc.(a)                                                  70,241
    6,914     ANN, Inc.(a)                                                                       333,877
    8,623     Antero Resources Corp.(a)                                                          296,114
   14,033     Apollo Education Group, Inc.(a)                                                    180,745
    4,058     Asbury Automotive Group, Inc.(a)                                                   367,736
   19,462     Ascena Retail Group, Inc.(a)                                                       324,140
    2,429     Autobytel, Inc.(a)                                                                  38,840
    6,635     Barnes & Noble, Inc.(a)                                                            172,245
    7,528     Beacon Roofing Supply, Inc.(a)                                                     250,080
    2,684     Big 5 Sporting Goods Corp.                                                          38,140
    7,927     Big Lots, Inc.                                                                     356,636
    1,962     Blue Nile, Inc.(a)                                                                  59,625
    2,228     The Bon-Ton Stores, Inc.(b)                                                         10,293
    2,758     Bridgepoint Education, Inc.(a)                                                      26,366
    5,369     Bright Horizons Family Solutions, Inc.(a)                                          310,328
    4,058     The Buckle, Inc.(b)                                                                185,735
    2,182     Build-A-Bear Workshop, Inc.(a)                                                      34,890
   11,089     Burlington Stores, Inc.(a)                                                         567,757
    7,045     Cabela's, Inc.(a)                                                                  352,109
    6,294     Caleres, Inc.                                                                      200,023
   10,557     Cambium Learning Group, Inc.(a)                                                     45,078
    1,708     Capella Education Co.                                                               91,668
   10,687     Career Education Corp.(a)                                                           35,267
    3,000     Carriage Services, Inc.                                                             71,640
    3,894     The Cato Corp., Class A                                                            150,931
   23,937     CDK Global, Inc.                                                                 1,292,119
    8,058     Chegg, Inc.(a)                                                                      63,175
    2,560     Chemed Corp.                                                                       335,616
   22,823     Chico's FAS, Inc.                                                                  379,546
    3,319     The Children's Place Retail Stores, Inc.                                           217,096
    6,159     Christopher & Banks Corp.(a)                                                        24,698
    2,851     Citi Trends, Inc.(a)                                                                68,994
   11,329     Clean Energy Fuels Corp.(a)(b)                                                      63,669
    1,741     Collectors Universe, Inc.                                                           34,716
    3,781     Conn's, Inc.(a)                                                                    150,106
    1,814     The Container Store Group, Inc.(a)(b)                                               30,602
   16,952     Copart, Inc.(a)                                                                    601,457

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                                                   SCHEDULE OF INVESTMENTS |  39

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
   11,223     CST Brands, Inc.                                                              $    438,370
    2,029     Destination Maternity Corp.                                                         23,658
    9,670     Destination XL Group, Inc.(a)                                                       48,447
   14,303     Dick's Sporting Goods, Inc.                                                        740,466
    3,425     Dillard's, Inc., Class A                                                           360,276
   10,401     DSW, Inc., Class A                                                                 347,081
    7,906     EVINE Live, Inc.(a)                                                                 21,267
   12,714     Express, Inc.(a)                                                                   230,251
    6,992     The Finish Line, Inc., Class A                                                     194,517
    8,060     Five Below, Inc.(a)                                                                318,612
   20,957     Foot Locker, Inc.                                                                1,404,329
    6,825     Francesca's Holdings Corp.(a)                                                       91,933
    5,006     Fred's, Inc., Class A                                                               96,566
    3,403     FTD Cos., Inc.(a)                                                                   95,931
    3,595     Gaiam, Inc., Class A(a)                                                             23,511
    3,579     Genesco, Inc.(a)                                                                   236,321
    7,107     Grand Canyon Education, Inc.(a)                                                    301,337
    3,061     Group 1 Automotive, Inc.                                                           278,031
    2,739     GrubHub, Inc.(a)                                                                    93,318
    9,240     Guess?, Inc.                                                                       177,131
    2,955     Haverty Furniture Cos., Inc.                                                        63,887
    3,771     Hibbett Sports, Inc.(a)                                                            175,653
    9,233     Hillenbrand, Inc.                                                                  283,453
   16,442     Houghton Mifflin Harcourt Co.(a)                                                   414,338
    4,675     HSN, Inc.                                                                          328,138
   12,507     ITT Corp.                                                                          523,293
    2,918     ITT Educational Services, Inc.(a)(b)                                                11,584
   45,834     JC Penney Co., Inc.(a)                                                             388,214
    4,637     K12, Inc.(a)                                                                        58,658
   20,829     KAR Auction Services, Inc.                                                         779,005
    2,421     Kirkland's, Inc.                                                                    67,473
    2,102     Lands' End, Inc.(a)                                                                 52,193
    4,477     Liquidity Services, Inc.(a)                                                         43,114
    3,413     Lithia Motors, Inc., Class A                                                       386,215
    4,057     Lumber Liquidators Holdings, Inc.(a)(b)                                             84,020
    4,557     MarineMax, Inc.(a)                                                                 107,135
    4,391     Matthews International Corp., Class A                                              233,338
    2,248     Mattress Firm Holding Corp.(a)                                                     137,016
    6,761     The Men's Wearhouse, Inc.                                                          433,177
    6,964     The Michaels Cos., Inc.(a)                                                         187,401
    4,602     Monro Muffler Brake, Inc.                                                          286,060
    6,282     Murphy USA, Inc.(a)                                                                350,661
   72,734     Office Depot, Inc.(a)                                                              629,876
    2,875     Outerwall, Inc.                                                                    218,816
    2,367     Overstock.com, Inc.(a)                                                              53,352
    1,516     PCM, Inc.(a)                                                                        15,205
    6,156     Penske Automotive Group, Inc.                                                      320,789
    7,918     The Pep Boys-Manny Moe & Jack(a)                                                    97,154
    1,362     Perfumania Holdings, Inc.(a)                                                         7,736
   13,531     Pier 1 Imports, Inc.                                                               170,897
    3,008     PriceSmart, Inc.                                                                   274,450
    2,023     The Providence Service Corp.(a)                                                     89,578
    6,577     RealNetworks, Inc.(a)                                                               35,582
    6,392     Regis Corp.(a)                                                                     100,738
    7,632     Rent-A-Center, Inc.                                                                216,367
    5,326     Restoration Hardware Holdings, Inc.(a)                                             519,977
   14,241     Rollins, Inc.                                                                      406,296
    5,240     Rush Enterprises, Inc., Class A(a)                                                 137,340
   18,538     Sally Beauty Holdings, Inc.(a)                                                     585,430
    7,621     Sears Holdings Corp.(a)(b)                                                         203,481
   29,925     Service Corp. International                                                        880,693
   10,700     ServiceMaster Global Holdings, Inc.(a)                                             387,019
    2,127     Shoe Carnival, Inc.                                                                 61,385
    5,565     Shutterfly, Inc.(a)                                                                266,063
   11,815     Signet Jewelers Ltd.                                                             1,515,156
    7,663     SolarCity Corp.(a)                                                                 410,354

================================================================================

40  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    5,131     Sonic Automotive, Inc., Class A                                               $    122,272
    9,325     Sotheby's                                                                          421,863
    2,950     SP Plus Corp.(a)                                                                    77,025
   21,832     Speed Commerce, Inc.(a)                                                              6,113
    4,672     Stage Stores, Inc.                                                                  81,900
    2,473     Stamps.com, Inc.(a)                                                                181,939
    4,383     Stein Mart, Inc.                                                                    45,890
    1,653     Strayer Education, Inc.(a)                                                          71,244
    3,656     Tile Shop Holdings, Inc.(a)                                                         51,879
    2,671     Titan Machinery, Inc.(a)                                                            39,344
    2,281     TrueCar, Inc.(a)                                                                    27,349
    6,404     Tuesday Morning Corp.(a)                                                            72,141
    9,571     Ulta Salon Cosmetics & Fragrance, Inc.(a)                                        1,478,241
   12,144     VCA, Inc.(a)                                                                       660,694
    4,279     Weight Watchers International, Inc.(a)(b)                                           20,753
    2,322     West Marine, Inc.(a)                                                                22,384
   12,559     Williams-Sonoma, Inc.                                                            1,033,229
      574     Winmark Corp.                                                                       56,539
    3,388     Zumiez, Inc.(a)                                                                     90,222
                                                                                            ------------
                                                                                              34,070,532
                                                                                            ------------
HEALTH CARE EQUIPMENT & SERVICES - 5.1%
    3,253     Abaxis, Inc.                                                                       167,464
    5,703     ABIOMED, Inc.(a)                                                                   374,858
    7,472     Acadia Healthcare Co., Inc.(a)                                                     585,282
   11,934     Accuray, Inc.(a)                                                                    80,435
    7,324     AdCare Health Systems, Inc.                                                         25,341
    1,515     Addus HomeCare Corp.(a)                                                             42,208
    5,450     Air Methods Corp.(a)                                                               225,303
   11,626     Alere, Inc.(a)                                                                     613,271
   10,842     Align Technology, Inc.(a)                                                          679,902
    2,209     Alliance HealthCare Services, Inc.(a)                                               41,286
    1,625     Almost Family, Inc.(a)                                                              64,854
   22,800     Alphatec Holdings, Inc.(a)                                                          31,464
    5,567     Amedisys, Inc.(a)                                                                  221,177
    2,753     American Caresource Holdings, Inc.(a)                                                5,010
    7,043     Amsurg Corp.(a)                                                                    492,658
    1,873     Analogic Corp.                                                                     147,780
    4,266     AngioDynamics, Inc.(a)                                                              69,962
    2,272     Anika Therapeutics, Inc.(a)                                                         75,044
   22,489     Antares Pharma, Inc.(a)                                                             46,777
    4,748     AtriCure, Inc.(a)                                                                  116,991
      236     Atrion Corp.                                                                        92,585
    3,125     Bio-Rad Laboratories, Inc., Class A(a)                                             470,656
    3,943     Bio-Reference Laboratories, Inc.(a)                                                162,649
   11,125     Biolase, Inc.(a)                                                                    19,358
   10,652     BioScrip, Inc.(a)(b)                                                                38,667
    5,058     BioTelemetry, Inc.(a)                                                               47,697
    7,643     Bovie Medical Corp.(a)                                                              21,324
   27,294     Brookdale Senior Living, Inc.(a)                                                   947,102
   16,384     Bruker Corp.(a)                                                                    334,397
    5,342     Cantel Medical Corp.                                                               286,705
    4,670     Capital Senior Living Corp.(a)                                                     114,415
   35,620     Cardica, Inc.(a)                                                                    17,774
    4,419     Cardiovascular Systems, Inc.(a)                                                    116,883
   17,689     Centene Corp.(a)                                                                 1,422,196
   10,618     Cepheid, Inc.(a)                                                                   649,291
    9,168     Cogentix Medical, Inc.(a)(b)                                                        14,852
    7,828     CollabRx, Inc.(a)(b)                                                                 5,407
   17,251     Community Health Systems, Inc.(a)                                                1,086,295
    4,155     CONMED Corp.                                                                       242,112
    7,197     The Cooper Cos., Inc.                                                            1,280,850
    1,759     Corvel Corp.(a)                                                                     56,323
    4,639     CryoLife, Inc.                                                                      52,328
    3,451     Cutera, Inc.(a)                                                                     53,421
    3,907     Cyberonics, Inc.(a)                                                                232,310
    3,272     Cynosure, Inc., Class A(a)                                                         126,234
   10,858     DexCom, Inc.(a)                                                                    868,423
   10,545     Endologix, Inc.(a)                                                                 161,760
    3,228     The Ensign Group, Inc.                                                             164,822
   27,423     Envision Healthcare Holdings, Inc.(a)                                            1,082,660
    1,399     Escalon Medical Corp.(a)                                                             1,861
    1,661     Exactech, Inc.(a)                                                                   34,599
    7,271     Five Star Quality Care, Inc.(a)                                                     34,901

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
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
--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    4,294     Fluidigm Corp.(a)                                                             $    103,915
    1,754     Fonar Corp.(a)                                                                      18,549
    4,337     Genesis Healthcare, Inc.(a)                                                         28,624
    7,145     GenMark Diagnostics, Inc.(a)                                                        64,734
    9,945     Globus Medical, Inc., Class A(a)                                                   255,288
    7,730     Haemonetics Corp.(a)                                                               319,713
    6,935     Halyard Health, Inc.(a)                                                            280,867
    5,275     Hanger, Inc.(a)                                                                    123,646
    3,656     Harvard Apparatus Regenerative  Technology, Inc.(a)                                  5,228
   11,408     Health Net, Inc.(a)                                                                731,481
   10,637     Healthcare Services Group, Inc.                                                    351,553
   13,261     HealthSouth Corp.                                                                  610,802
    3,505     HealthStream, Inc.(a)                                                              106,622
    5,860     Healthways, Inc.(a)                                                                 70,203
    2,540     HeartWare International, Inc.(a)                                                   184,633
    8,350     Hill-Rom Holdings, Inc.                                                            453,655
   13,081     HMS Holdings Corp.(a)                                                              224,601
   36,239     Hologic, Inc.(a)                                                                 1,379,256
    9,589     Hooper Holmes, Inc.(a)                                                               1,827
    2,084     ICU Medical, Inc.(a)                                                               199,355
   13,996     IDEXX Laboratories, Inc.(a)                                                        897,703
    8,659     Insulet Corp.(a)                                                                   268,299
    3,741     Integra LifeSciences Holdings Corp.(a)                                             252,031
    4,474     Invacare Corp.                                                                      96,773
    2,772     IPC The Hospitalist Co., Inc.(a)                                                   153,541
    3,530     Juno Therapeutics, Inc.(a)(b)                                                      188,255
   12,231     Kindred Healthcare, Inc.                                                           248,167
    2,169     LDR Holding Corp.(a)                                                                93,809
    1,911     LHC Group, Inc.(a)                                                                  73,096
    6,512     LifePoint Hospitals, Inc.(a)                                                       566,218
    3,955     Magellan Health Services, Inc.(a)                                                  277,127
    7,186     Masimo Corp.(a)                                                                    278,386
   14,341     MEDNAX, Inc.(a)                                                                  1,062,812
    6,734     Meridian Bioscience, Inc.                                                          125,522
    6,737     Merit Medical Systems, Inc.(a)                                                     145,115
    4,819     Molina Healthcare, Inc.(a)                                                         338,776
    2,462     Nanosphere, Inc.(a)                                                                  7,977
    1,228     National Healthcare Corp.                                                           79,808
    4,764     Natus Medical, Inc.(a)                                                             202,756
   30,416     Navidea Biopharmaceuticals, Inc.(a)(b)                                              48,970
    5,821     Neogen Corp.(a)                                                                    276,148
    6,964     NeoGenomics, Inc.(a)                                                                37,675
    1,150     Nevro Corp.(a)                                                                      61,812
    7,143     NuVasive, Inc.(a)                                                                  338,435
    9,415     NxStage Medical, Inc.(a)                                                           134,493
    5,708     Omnicell, Inc.(a)                                                                  215,249
    9,831     OraSure Technologies, Inc.(a)                                                       52,989
    3,072     Orthofix International NV(a)                                                       101,745
    9,299     Owens & Minor, Inc.                                                                316,166
    8,078     PAREXEL International Corp.(a)                                                     519,496
    1,034     Perseon Corp.(a)                                                                     1,954
    4,711     PharMerica Corp.(a)                                                                156,876
    1,801     Psychemedics Corp.                                                                  26,709
    4,664     Quidel Corp.(a)                                                                    107,039
    5,911     RadNet, Inc.(a)                                                                     39,545
   20,826     ResMed, Inc.                                                                     1,173,962
    4,605     Retractable Technologies, Inc.(a)                                                   17,499
    6,991     Rockwell Medical, Inc.(a)(b)                                                       112,695
   10,112     RTI Surgical, Inc.(a)                                                               65,324
   13,931     Select Medical Holdings Corp.                                                      225,682
    8,295     Sirona Dental Systems, Inc.(a)                                                     832,984
    1,118     Spark Therapeutics, Inc.(a)                                                         67,382
    6,589     Spectranetics Corp.(a)                                                             151,613
    5,027     Staar Surgical Co.(a)                                                               48,561
    8,726     STERIS Corp.                                                                       562,303
    2,327     SurModics, Inc.(a)                                                                  54,498
    2,920     Symmetry Surgical, Inc.(a)                                                          25,462
      371     T2 Biosystems, Inc.(a)(b)                                                            6,021

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42  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
   10,519     Team Health Holdings,  Inc.(a)                                                $    687,206
    6,132     Teleflex, Inc.                                                                     830,579
    8,126     Thoratec Corp.(a)                                                                  362,176
    5,508     Tornier NV(a)                                                                      137,645
    3,501     Triple-S Management Corp., Class B(a)                                               89,836
    1,930     U.S. Physical Therapy, Inc.                                                        105,687
   18,515     Unilife Corp.(a)(b)                                                                 39,807
    7,585     Universal American Corp.(a)                                                         76,760
      725     Utah Medical Products, Inc.                                                         43,232
    2,838     Vascular Solutions, Inc.(a)                                                         98,535
    3,808     VWR Corp.(a)                                                                       101,788
    6,519     WellCare Health Plans, Inc.(a)                                                     553,007
   10,466     West Pharmaceutical Services, Inc.                                                 607,865
    7,889     Wright Medical Group, Inc.(a)                                                      207,165
    2,125     Zafgen, Inc.(a)                                                                     73,589
    4,388     Zeltiq Aesthetics, Inc.(a)                                                         129,314
                                                                                            ------------
                                                                                              35,142,125
                                                                                            ------------
HOUSEHOLD GOODS & HOME CONSTRUCTION - 1.9%
   17,340     ACCO Brands Corp.(a)                                                               134,732
    2,150     Bassett Furniture Industries, Inc.                                                  61,081
    4,476     Beazer Homes USA, Inc.(a)                                                           89,296
    7,808     Blount International, Inc.(a)                                                       85,263
    6,754     Briggs & Stratton Corp.                                                            130,082
    1,223     Cavco Industries, Inc.(a)                                                           92,263
    7,098     Central Garden and Pet Co., Class A(a)                                              80,988
   18,827     Church & Dwight Co., Inc.                                                        1,527,434
    1,034     Compx International, Inc.                                                           11,788
   12,106     Comstock Holdings Cos., Inc.(a)                                                      6,743
    2,900     The Dixie Group, Inc.(a)                                                            30,450
    8,828     Edgewell Personal Care Co.                                                       1,161,323
    3,943     Ethan Allen Interiors, Inc.                                                        103,859
      965     Flexsteel Industries, Inc.                                                          41,582
    2,823     Forward Industries, Inc.(a)                                                          1,913
    8,835     Herman Miller, Inc.                                                                255,597
    6,614     HNI Corp.                                                                          338,306
    1,876     Hooker Furniture Corp.                                                              47,106
   21,351     Hovnanian Enterprises, Inc., Class A(a)                                             56,794
    9,409     Interface, Inc.                                                                    235,695
    4,579     iRobot Corp.(a)                                                                    145,978
   26,649     Jarden Corp.(a)                                                                  1,379,086
   12,864     KB Home                                                                            213,542
    7,374     Knoll, Inc.                                                                        184,571
    7,735     La-Z-Boy, Inc.                                                                     203,740
    3,813     Libbey, Inc.                                                                       157,591
    1,440     Lifetime Brands, Inc.                                                               21,269
    4,013     M/I Homes, Inc.(a)                                                                  99,001
    6,036     MDC Holdings, Inc.                                                                 180,899
    5,757     Meritage Homes Corp.(a)                                                            271,097
      930     National Presto Industries, Inc.                                                    74,698
      575     NVR, Inc.(a)                                                                       770,500
      858     Oil-Dri Corp. of America                                                            26,066
    6,843     The Ryland Group, Inc.                                                             317,310
    6,580     The Scotts Miracle-Gro Co., Class A                                                389,602
    8,141     Select Comfort Corp.(a)                                                            244,800
    4,044     Spectrum Brands Holdings, Inc.                                                     412,448
   21,334     Standard Pacific Corp.(a)                                                          190,086
   12,738     Steelcase, Inc., Class A                                                           240,876
    4,677     Taylor Morrison Home Corp., Class A(a)                                              95,224
    9,199     Tempur Sealy International, Inc.(a)                                                606,214
   23,636     Toll Brothers, Inc.(a)                                                             902,659
   21,980     TRI Pointe Homes, Inc.(a)                                                          336,294
    6,669     Tupperware Brands Corp.                                                            430,417
    2,812     Virco Manufacturing Corp.(a)                                                         8,014
    1,677     Wayfair, Inc., ClassA(a)                                                            63,122
    2,105     WD-40 Co.                                                                          183,472
    2,036     William Lyon Homes, ClassA(a)                                                       52,264
                                                                                            ------------
                                                                                              12,693,135
                                                                                            ------------

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

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
--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
INDUSTRIAL ENGINEERING - 2.6%
    8,723     Accuride Corp.(a)                                                             $     33,584
   11,745     AGCO Corp.                                                                         666,881
    1,279     Alamo Group, Inc.                                                                   69,885
    4,299     Albany International Corp., Class A                                                171,100
    4,066     Altra Industrial Motion Corp.                                                      110,514
    1,354     American Railcar Industries, Inc.                                                   65,859
    2,562     Astec Industries, Inc.                                                             107,143
    4,880     Broadwind Energy, Inc.(a)                                                           20,691
    2,961     Ceco Environmental Corp.                                                            33,548
      494     Chicago Rivet & Machine Co.                                                         13,832
    2,688     CIRCOR International, Inc.                                                         146,577
    7,263     CLARCOR, Inc.                                                                      452,049
   14,118     Colfax Corp.(a)                                                                    651,546
    2,933     Columbus McKinnon Corp.                                                             73,325
    5,294     Commercial Vehicle Group, Inc.(a)                                                   38,170
    6,692     Crane Co.                                                                          393,021
   17,956     Donaldson Co., Inc.                                                                642,825
    3,742     Douglas Dynamics, Inc.                                                              80,378
    2,036     Dynamic Materials Corp.                                                             22,396
    7,157     Energy Recovery, Inc.(a)(b)                                                         19,610
    3,526     EnPro Industries, Inc.                                                             201,758
    9,560     Federal Signal Corp.                                                               142,540
    5,648     Franklin Electric Co., Inc.                                                        182,600
    1,751     FreightCar America, Inc.                                                            36,561
    5,646     GATX Corp.                                                                         300,085
    2,838     The Gorman-Rupp Co.                                                                 79,691
    8,698     Graco, Inc.                                                                        617,819
    1,902     Graham Corp.                                                                        38,972
    3,794     The Greenbrier Cos., Inc.                                                          177,749
    4,783     H&E Equipment Services, Inc.                                                        95,516
    1,150     Hurco Cos., Inc.                                                                    39,813
    1,589     Hyster-Yale Materials Handling, Inc.                                               110,086
   10,573     IDEX Corp.                                                                         830,826
    3,233     Inovalon Holdings, Inc.(a)                                                          90,201
    4,210     John Bean Technologies Corp.                                                       158,254
    1,829     Kadant, Inc.                                                                        86,329
   11,545     Kennametal, Inc.                                                                   393,915
      998     Key Technology, Inc.(a)                                                             13,174
    4,589     Kimball International, Inc., Class B                                                55,802
   11,088     Lincoln Electric Holdings, Inc.                                                    675,148
    1,910     Lindsay Corp.(b)                                                                   167,908
    3,024     Lydall, Inc.(a)                                                                     89,389
    2,717     Manitex International, Inc.(a)(b)                                                   20,758
   19,929     The Manitowoc Co., Inc.                                                            390,608
    3,097     Materion Corp.                                                                     109,169
   15,080     Meritor, Inc.(a)                                                                   197,850
    1,937     MFRI, Inc.(a)                                                                       11,719
    8,505     The Middleby Corp.(a)                                                              954,516
    1,717     Miller Industries, Inc.                                                             34,254
    4,526     MSA Safety, Inc.                                                                   219,556
    8,298     Mueller Industries, Inc.                                                           288,107
      799     NACCO Industries, Inc., Class A                                                     48,547
   10,412     Navistar International Corp.(a)                                                    235,624
    2,760     NN, Inc.                                                                            70,435
    8,362     Nordson Corp.                                                                      651,316
   11,659     Oshkosh Corp.                                                                      494,108
    2,243     Paylocity Holding Corp.(a)                                                          80,412
    5,594     PMFG, Inc.(a)                                                                       35,969
    3,441     Proto Labs, Inc.(a)                                                                232,199
    4,844     Spartan Motors, Inc.                                                                22,186
    6,015     SPX Corp.                                                                          435,426
    1,909     Standex International Corp.                                                        152,586
    3,649     Sun Hydraulics Corp.                                                               139,063
    2,738     Tennant Co.                                                                        178,901
   16,034     Terex Corp.                                                                        372,790
   10,371     The Timken Co.                                                                     379,267
    5,808     TimkenSteel Corp.                                                                  156,758
    8,201     The Toro Co.                                                                       555,864
   22,855     Trinity Industries, Inc.                                                           604,058
    1,357     Twin Disc, Inc.                                                                     25,294
   10,790     Wabash National Corp.(a)                                                           135,307

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44  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
   14,355     Wabtec Corp.                                                                  $  1,352,815
    8,289     Woodward, Inc.                                                                     455,812
                                                                                            ------------
                                                                                              17,438,344
                                                                                            ------------
INDUSTRIAL METALS & MINING - 0.6%
   25,888     AK Steel Holding Corp.(a)                                                          100,187
    1,402     Ampco-Pittsburgh Corp.                                                              21,198
    7,727     Carpenter Technology Corp.                                                         298,880
    7,937     Century Aluminum Co.(a)                                                             82,783
   22,958     Cliffs Natural Resources, Inc.(b)                                                   99,408
   17,156     Commercial Metals Co.                                                              275,869
    2,787     Friedman Industries, Inc.                                                           17,419
    9,757     Globe Specialty Metals, Inc.                                                       172,699
      780     Handy & Harman Ltd.(a)                                                              27,027
    1,874     Haynes International, Inc.                                                          92,426
    8,576     Horsehead Holding Corp.(a)                                                         100,511
    2,717     Kaiser Aluminum Corp.                                                              225,728
   43,669     McEwen Mining, Inc.(a)(b)                                                           41,874
   10,483     Noranda Aluminum Holding Corp.                                                       8,911
    1,597     Olympic Steel, Inc.                                                                 27,852
   10,382     Reliance Steel & Aluminum Co.                                                      627,903
    4,899     RTI International Metals, Inc.(a)                                                  154,416
   35,592     Steel Dynamics, Inc.                                                               737,288
    2,147     Synalloy Corp.                                                                      29,414
   21,558     United States Steel Corp.                                                          444,526
    1,302     Universal Stainless & Alloy Products, Inc.(a)                                       25,584
   19,733     Uranium Energy Corp.(a)(b)                                                          31,375
    7,462     Worthington Industries, Inc.                                                       224,308
                                                                                            ------------
                                                                                               3,867,586
                                                                                            ------------
INDUSTRIAL TRANSPORTATION - 1.2%
   14,059     Air Lease Corp.                                                                    476,600
    8,433     Air Transport Services  Group, Inc.(a)                                              88,462
    9,655     Aircastle Ltd.                                                                     218,879
    3,738     ArcBest Corp.                                                                      118,868
    3,637     Atlas Air Worldwide Holdings, Inc.(a)                                              199,890
    8,240     Baltic Trading Ltd.                                                                 13,184
    2,930     CAI International, Inc.(a)                                                          60,329
    3,676     Celadon Group, Inc.                                                                 76,020
    8,325     Con-way, Inc.                                                                      319,430
    1,989     Covenant Transportation Group, Inc., Class A(a)                                     49,844
    3,502     Echo Global Logistics, Inc.(a)                                                     114,375
    4,372     Forward Air Corp.                                                                  228,481
    1,004     FRP Holdings, Inc.(a)                                                               32,560
    7,645     Genesee & Wyoming, Inc., Class A(a)                                                582,396
    7,962     Heartland Express, Inc.                                                            161,071
    5,073     Hub Group, Inc., ClassA(a)                                                         204,645
    8,365     Kirby Corp.(a)                                                                     641,261
    8,733     Knight Transportation, Inc.                                                        233,520
    6,443     Landstar System, Inc.                                                              430,843
    3,567     Marten Transport Ltd.                                                               77,404
    6,157     Matson, Inc.                                                                       258,840
   10,098     Old Dominion Freight Line, Inc.(a)                                                 692,773
      840     PAM Transportation Services, Inc.(a)                                                48,762
      334     Patriot Transportation Holding, Inc.(a)                                              8,233
    7,484     PHH Corp.(a)                                                                       194,809
    5,040     Quality Distribution, Inc.(a)                                                       77,918
    5,032     Rand Logistics, Inc.(a)                                                             16,304
    4,005     Roadrunner Transportation Systems, Inc.(a)                                         103,329
    3,719     Saia, Inc.(a)                                                                      146,119
   12,742     Swift Transportation Co.(a)                                                        288,861
    5,188     TAL International  Group, Inc.(a)                                                  163,941
    6,746     Teekay Corp.                                                                       288,864
    3,736     Textainer Group Holdings Ltd.                                                       97,173
      912     Universal Truckload Services, Inc.                                                  20,028
    1,622     USA Truck, Inc.(a)                                                                  34,435

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

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
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SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
   13,785     UTI Worldwide, Inc.(a)                                                        $    137,712
    6,142     Werner Enterprises, Inc.                                                           161,227
    8,424     Wesco Aircraft Holdings, Inc.(a)                                                   127,624
    1,351     Willis Lease Finance Corp.(a)                                                       24,818
   10,829     World Fuel Services Corp.                                                          519,251
   10,037     XPO Logistics, Inc.(a)                                                             453,472
    4,194     YRC Worldwide, Inc.(a)                                                              54,438
                                                                                            ------------
                                                                                               8,246,993
                                                                                            ------------
LEISURE GOODS - 1.0%
   73,279     Activision Blizzard, Inc.                                                        1,774,085
    2,143     Arctic Cat, Inc.                                                                    71,169
    4,738     Black Diamond, Inc.(a)                                                              43,779
   13,581     Brunswick Corp.                                                                    690,730
   11,826     Callaway Golf Co.                                                                  105,724
    3,533     Drew Industries, Inc.                                                              204,985
    2,922     DTS, Inc.(a)                                                                        89,092
    2,070     Escalade, Inc.                                                                      38,067
   16,419     Glu Mobile, Inc.(a)                                                                101,962
    4,274     GoPro, Inc., Class A(a)                                                            225,325
   11,123     LeapFrog Enterprises, Inc.(a)                                                       15,572
    2,700     Marine Products Corp.                                                               16,848
    5,339     Nautilus, Inc.(a)                                                                  114,842
    9,032     Polaris Industries, Inc.                                                         1,337,730
    6,348     Pool Corp.                                                                         445,503
    7,446     RealD, Inc.(a)                                                                      91,809
    3,869     Skullcandy, Inc.(a)                                                                 29,675
   12,579     Take-Two Interactive Software, Inc.(a)                                             346,803
    6,819     Thor Industries, Inc.                                                              383,773
   15,413     TiVo, Inc.(a)                                                                      156,288
    2,531     Universal Electronics, Inc.(a)                                                     126,145
    9,376     Vista Outdoor, Inc.(a)                                                             420,982
    4,475     Winnebago Industries, Inc.                                                         105,565
                                                                                            ------------
                                                                                               6,936,453
                                                                                            ------------
LIFE INSURANCE - 0.4%
   11,039     American Equity Investment Life Holding Co.                                        297,832
    3,237     Amerisafe, Inc.                                                                    152,333
    2,927     Atlantic American Corp.                                                             10,596
    8,213     Citizens, Inc.(a)(b)                                                                61,269
   29,300     CNO Financial Group, Inc.                                                          537,655
    2,920     eHealth, Inc.(a)                                                                    37,055
    4,842     Employers Holdings, Inc.                                                           110,301
    1,432     FBL Financial Group, Inc., Class A                                                  82,655
    2,198     Independence Holding Co.                                                            28,992
      643     Kansas City Life Insurance Co.                                                      29,391
      341     National Western Life Insurance Co., Class A                                        81,666
    1,237     The Phoenix Cos., Inc.(a)                                                           22,563
    7,800     Primerica, Inc.                                                                    356,382
    6,087     StanCorp Financial Group, Inc.                                                     460,238
   13,577     Symetra Financial Corp.                                                            328,156
                                                                                            ------------
                                                                                               2,597,084
                                                                                            ------------
MEDIA - 4.5%
   11,392     Acxiom Corp.(a)                                                                    200,271
    3,599     AH Belo Corp.                                                                       20,154
    8,771     AMC Networks, Inc., Class A(a)                                                     717,906
    2,129     Ascent Capital Group, Inc., Class A(a)                                              90,993
    9,127     Bankrate, Inc.(a)                                                                   95,742
      784     Beasley Broadcasting Group, Inc., Class A                                            3,630
   12,132     Charter Communications, Inc., Class A(a)                                         2,077,605
    6,448     Clear Channel Outdoor Holdings, Inc., Class A                                       65,318
    5,060     ComScore, Inc.(a)                                                                  269,496
    4,980     Constant Contact, Inc.(a)                                                          143,225
    8,667     Crown Media Holdings, Inc., Class A(a)                                              39,175
    1,461     CSS Industries, Inc.                                                                44,195
       50     CTN Media Group, Inc.(a)                                                                 -
   18,856     Cumulus Media, Inc., Class A(a)                                                     38,278
    1,243     Dex Media, Inc.(a)(b)                                                                  907
   31,412     DISH Network Corp., Class A(a)                                                   2,126,907

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46  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    6,533     Dolby Laboratories, Inc., Class A                                             $    259,229
   10,812     DreamWorks Animation SKG, Inc., Class A(a)(b)                                      285,221
   10,615     Emmis Communications Corp., Class A(a)                                              10,615
    3,775     Entercom Communications Corp., Class A(a)                                           43,111
    9,442     Entravision Communications Corp., Class A                                           77,708
    8,572     EW Scripps Co.                                                                     195,870
    5,739     FactSet Research Systems, Inc.                                                     932,645
   16,612     Gannett Co., Inc.(a)                                                               232,402
    6,806     Global Eagle Entertainment, Inc.(a)                                                 88,614
      645     Graham Holdings Co., Class B                                                       693,407
    8,137     Gray Television, Inc.(a)                                                           127,588
   62,537     Groupon, Inc.(a)                                                                   314,561
    6,749     Harte-Hanks, Inc.                                                                   40,224
   10,208     IHS, Inc., Class A(a)                                                            1,313,055
    6,707     John Wiley & Sons, Inc., Class A                                                   364,660
    2,589     Journal Media Group, Inc.                                                           21,463
   11,870     Lamar Advertising Co., Class A                                                     682,288
    5,134     Lee Enterprises, Inc.(a)                                                            17,096
   88,250     Liberty Global PLC(a)                                                            4,468,097
   37,168     Liberty Global PLC, Class A(a)                                                   2,009,674
   65,093     Liberty Interactive Corp., Series A(a)                                           1,806,331
   13,851     Liberty Media Corp., Class A(a)                                                    499,190
   29,461     Liberty Media Corp., Class C(a)                                                  1,057,650
   20,301     Liberty Ventures, Series A(a)                                                      797,220
   13,408     Lions Gate Entertainment Corp.                                                     496,766
   21,689     Live Nation Entertainment, Inc.(a)                                                 596,231
    5,246     Marchex, Inc., Class B                                                              25,968
    6,396     Martha Stewart Living Omnimedia, Class A(a)                                         39,911
   10,903     The McClatchy Co., Class A(a)                                                       11,775
   13,851     Media General, Inc.(a)                                                             228,819
    5,493     Meredith Corp.                                                                     286,460
    2,925     Morningstar, Inc.                                                                  232,684
   10,222     National CineMedia, Inc.                                                           163,143
    5,686     New Media Investment Group, Inc.                                                   101,950
   18,910     The New York Times Co., Class A                                                    258,121
    4,695     Nexstar Broadcasting Group, Inc., Class A                                          262,920
   20,084     Outfront Media, Inc.                                                               506,920
   27,458     Pandora Media, Inc.(a)                                                             426,697
    7,427     QuinStreet, Inc.(a)                                                                 47,904
    6,149     RetailMeNot, Inc.(a)                                                               109,637
    1,186     Saga Communications, Inc., Class A                                                  44,890
    3,799     Scholastic Corp.                                                                   167,650
   10,956     Sinclair Broadcast Group, Inc., Class A                                            305,782
  388,191     Sirius XM Holdings, Inc.(a)                                                      1,447,952
    4,901     Sizmek, Inc.(a)                                                                     34,797
    1,474     Spanish Broadcasting System, Inc.(a)                                                 9,950
    3,165     SPAR Group, Inc.(a)                                                                  4,115
   11,658     Starz, Class A(a)                                                                  521,346
    4,373     TechTarget, Inc.(a)                                                                 39,051
   16,585     TheStreet, Inc.                                                                     30,019
   15,923     Time, Inc.                                                                         366,388
   12,964     Tribune Co., Class A                                                               692,148
    2,998     Tribune Publishing Co.                                                              46,589
    1,830     Value Line, Inc.                                                                    18,995
    5,811     WebMD Health Corp.(a)                                                              257,311
    4,623     XO Group, Inc.(a)                                                                   75,586
    9,127     Yelp, Inc.(a)                                                                      392,735
                                                                                            ------------
                                                                                              30,522,931
                                                                                            ------------
MINING - 0.3%
   38,190     Alpha Natural Resources, Inc.(a)(b)                                                 11,530
   32,421     Arch Coal, Inc.(a)(b)                                                               11,023

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

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
--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    9,192     Cloud Peak Energy, Inc.(a)                                                    $     42,835
   20,713     Coeur Mining, Inc.(a)                                                              118,271
    4,903     Compass Minerals International, Inc.                                               402,732
   21,436     General Moly, Inc.(a)                                                               15,175
    9,302     Golden Minerals Co.(a)(b)                                                            3,271
   55,170     Hecla Mining Co.                                                                   145,097
   41,463     Peabody Energy Corp.                                                                90,804
    9,697     Royal Gold, Inc.                                                                   597,238
   15,315     Solitario Exploration & Royalty Corp.(a)                                             9,648
   18,398     Stillwater Mining Co.(a)                                                           213,233
   10,366     SunCoke Energy, Inc.                                                               134,758
    1,250     Timberline Resources Corp.(a)                                                          687
    7,972     U.S. Silica Holdings, Inc.(b)                                                      234,058
   18,006     Walter Energy, Inc.(b)                                                               3,925
    2,842     Westmoreland Coal Co.(a)                                                            59,057
                                                                                            ------------
                                                                                               2,093,342
                                                                                            ------------
MOBILE TELECOMMUNICATIONS - 0.8%
    1,510     Atlantic Tele-Network, Inc.                                                        104,311
   36,156     Globalstar, Inc.(a)(b)                                                              76,289
   12,372     Iridium Communications, Inc.(a)                                                    112,462
    3,146     NTELOS Holdings Corp.(a)                                                            14,535
    8,861     ORBCOMM, Inc.(a)                                                                    59,812
    1,534     Pacific DataVision, Inc.(a)                                                         64,627
   19,178     SBA Communications Corp., Class A(a)                                             2,204,895
    3,515     Shenandoah Telecommunications Co.                                                  120,318
    3,740     Spok Holdings, Inc.                                                                 62,982
  117,624     Sprint Corp.(a)                                                                    536,365
   39,634     T-Mobile U.S., Inc.(a)                                                           1,536,610
   14,216     Telephone & Data Systems, Inc.                                                     417,950
   15,223     Towerstream Corp.(a)                                                                27,249
    1,892     United States Cellular Corp.(a)                                                     71,272
                                                                                            ------------
                                                                                               5,409,677
                                                                                            ------------
NONLIFE INSURANCE - 3.6%
    2,411     Alleghany Corp.(a)                                                               1,130,180
   13,951     Allied World Assurance Co. Holdings AG                                             602,962
    5,024     Ambac Financial Group, Inc.(a)                                                      83,599
   10,792     American Financial Group, Inc.                                                     701,912
    1,162     American National Insurance Co.                                                    118,896
    4,552     AmTrust Financial Services, Inc.                                                   298,202
   19,056     Arch Capital Group Ltd.(a)                                                       1,275,990
    4,274     Argo Group International Holdings Ltd.                                             238,062
   24,680     Arthur J Gallagher & Co.                                                         1,167,364
    9,163     Aspen Insurance Holdings Ltd.                                                      438,908
   23,146     Assured Guaranty Ltd.                                                              555,273
   14,687     Axis Capital Holdings Ltd.                                                         783,845
    1,784     Baldwin & Lyons, Inc., Class B                                                      41,068
   17,694     Brown & Brown, Inc.                                                                581,425
    2,651     CNA Financial Corp.                                                                101,295
    1,871     Donegal Group, Inc., Class A                                                        28,495
    1,351     EMC Insurance Group, Inc.                                                           33,870
    6,510     Endurance Specialty Holdings Ltd.                                                  427,707
    1,616     Enstar Group Ltd.(a)                                                               250,399
    3,720     Erie Indemnity Co., Class A                                                        305,300
    6,521     Everest Re Group Ltd.                                                            1,186,887
    2,537     Federated National Holding Co.                                                      61,395
    8,599     First Acceptance Corp.(a)                                                           27,517
   15,873     First American Financial Corp.                                                     590,634
    1,701     Global Indemnity PLC(a)                                                             47,764
    4,775     Greenlight Capital Re Ltd.(a)                                                      139,287

================================================================================

48  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    6,470     The Hanover Insurance Group, Inc.                                             $    478,974
   14,267     HCC Insurance Holdings, Inc.                                                     1,096,276
    1,432     HCI Group, Inc.                                                                     63,309
   12,181     Hilltop Holdings, Inc.(a)                                                          293,440
    6,108     Horace Mann Educators Corp.                                                        222,209
    1,707     Infinity Property & Casualty Corp.                                                 129,459
    7,376     Kemper Corp.                                                                       284,345
    8,194     Maiden Holdings Ltd.                                                               129,301
    2,099     Markel Corp.(a)                                                                  1,680,627
   21,455     MBIA, Inc.(a)                                                                      128,945
    7,057     Meadowbrook Insurance Group, Inc.                                                   60,690
    3,553     Mercury General Corp.                                                              197,724
    5,876     Montpelier Re Holdings Ltd.                                                        232,102
    7,230     National General Holdings Corp.                                                    150,601
    1,767     National Interstate Corp.                                                           48,274
    1,693     The Navigators Group, Inc.(a)                                                      131,309
   36,117     Old Republic International Corp.                                                   564,509
    3,598     OneBeacon Insurance Group Ltd.                                                      52,207
    7,170     PartnerRe Ltd.                                                                     921,345
    8,546     ProAssurance Corp.                                                                 394,911
   10,033     Reinsurance Group of America, Inc.                                                 951,831
    6,693     RenaissanceRe Holdings Ltd.                                                        679,406
    5,503     RLI Corp.                                                                          282,799
    2,120     Safety Insurance Group, Inc.                                                       122,345
    8,290     Selective Insurance Group, Inc.                                                    232,535
    2,450     State Auto Financial Corp.                                                          58,678
    4,785     State National Cos., Inc.                                                           51,822
    8,831     Third Point Reinsurance Ltd.(a)                                                    130,257
    3,306     United Fire Group, Inc.                                                            108,305
    2,597     United Insurance  Holdings Corp.                                                    40,357
    4,997     Universal Insurance Holdings, Inc.                                                 120,927
   12,096     Validus Holdings Ltd.                                                              532,103
   14,141     W.R. Berkley Corp.                                                                 734,342
      896     White Mountains Insurance Group Ltd.                                               586,826
   26,501     Willis Group Holdings PLC                                                        1,242,897
                                                                                            ------------
                                                                                              24,354,223
                                                                                            ------------
OIL & GAS PRODUCERS - 2.8%
   16,317     Abraxas Petroleum Corp.(a)                                                          48,135
      460     Adams Resources & Energy, Inc.                                                      20,516
    3,887     Alon USA Energy, Inc.                                                               73,464
    5,719     Approach Resources, Inc.(a)(b)                                                      39,175
    4,904     Barnwell Industries, Inc.(a)                                                        11,622
    7,950     Bill Barrett Corp.(a)                                                               68,290
    5,754     Bonanza Creek Energy, Inc.(a)                                                      105,010
    7,389     C&J Energy Services, Ltd.(a)                                                        97,535
   46,267     California Resources Corp.                                                         279,453
    9,629     Callon Petroleum Co.(a)                                                             80,113
    6,913     Carrizo Oil & Gas, Inc.(a)                                                         340,396
   32,745     Cheniere Energy, Inc.(a)                                                         2,267,919
      984     Clayton Williams Energy, Inc.(a)                                                    64,698
   44,584     Cobalt International Energy, Inc.(a)                                               432,911
    7,198     Comstock Resources, Inc.(b)                                                         23,969
   17,725     Concho Resources, Inc.(a)                                                        2,018,168
    2,576     Contango Oil & Gas Co.(a)                                                           31,608
   12,761     Continental Resources, Inc.(a)                                                     540,939
    2,530     CVR Energy, Inc.                                                                    95,229
    3,327     Dawson Geophysical Co.(a)                                                           15,637
    7,735     Delek U.S. Holdings, Inc.                                                          284,803
   51,935     Denbury Resources, Inc.                                                            330,307
    8,833     Diamondback Energy, Inc.(a)                                                        665,832
    7,534     Eclipse Resources Corp.(a)                                                          39,629

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                                                   SCHEDULE OF INVESTMENTS |  49

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
      816     Emerald Oil, Inc.(a)                                                          $      3,468
   10,882     Energen Corp.                                                                      743,241
   15,824     Energy XXI Bermuda Ltd.(b)                                                          41,617
    4,851     EP Energy Corp., Class A(a)                                                         61,753
    3,098     Era Group, Inc.(a)                                                                  63,447
    6,258     Escalera Resources Co.(a)                                                            1,722
    5,834     Evolution Petroleum  Corp.                                                          38,446
   28,887     EXCO Resources, Inc.(b)                                                             34,087
   13,494     FX Energy, Inc.(a)                                                                  11,876
   10,078     Gastar Exploration, Inc.(a)                                                         31,141
    7,820     Goodrich Petroleum Corp.(a)(b)                                                      14,545
   14,257     Gulfport Energy Corp.(a)                                                           573,844
   39,882     Halcon Resources Corp.(a)(b)                                                        46,263
   13,559     Harvest Natural Resources, Inc.(a)                                                  23,728
   29,294     HollyFrontier Corp.                                                              1,250,561
    5,104     Houston American Energy Corp.(a)                                                     1,021
      353     Isramco, Inc.(a)(b)                                                                 48,721
   16,595     Kosmos Energy Ltd.(a)                                                              139,896
   18,417     Laredo Petroleum, Inc.(a)(b)                                                       231,686
   26,079     Magellan Petroleum Corp.(a)                                                         10,953
   30,270     Magnum Hunter Resources Corp.(a)(b)                                                 56,605
   11,762     Matador Resources Co.(a)                                                           294,050
   11,262     Memorial Resource Development Corp.(a)                                             213,640
    5,262     Midstates Petroleum Co., Inc.(a)(b)                                                  4,894
   13,027     Miller Energy Resources, Inc.(a)(b)                                                  4,755
   42,866     Nabors Industries Ltd.                                                             618,556
    9,819     Northern Oil and Gas, Inc.(a)(b)                                                    66,475
   19,693     Oasis Petroleum, Inc.(a)                                                           312,134
    3,564     Pacific Ethanol, Inc.(a)                                                            36,780
    2,706     Panhandle Oil and Gas, Inc.                                                         55,987
    9,081     Parsley Energy, Inc., Class A(a)                                                   158,191
   12,837     PBF Energy, Inc.                                                                   364,828
    5,851     PDC Energy, Inc.(a)                                                                313,848
   11,473     Penn Virginia Corp.(a)                                                              50,252
   11,732     PetroQuest Energy, Inc.(a)                                                          23,229
   10,165     Pioneer Energy Services Corp.(a)                                                    64,446
    2,099     PostRock Energy Corp.(a)                                                             5,772
   23,752     QEP Resources, Inc.                                                                439,649
   11,641     Resolute Energy Corp.(a)                                                            11,251
    7,757     Rex Energy Corp.(a)(b)                                                              43,362
    3,377     Ring Energy, Inc.(a)                                                                37,789
   10,804     Rosetta Resources, Inc.(a)                                                         250,005
    7,337     RSP Permian, Inc.(a)                                                               206,243
    8,007     Sanchez Energy Corp.(a)(b)                                                          78,469
   59,072     SandRidge Energy, Inc.(a)(b)                                                        51,806
    6,508     SemGroup Corp., Class A                                                            517,256
   10,049     SM Energy Co.                                                                      463,460
    8,544     Stone Energy Corp.(a)                                                              107,569
    8,569     Swift Energy Co.(a)(b)                                                              17,395
    2,214     Syntroleum Corp.(a)                                                                      -
    7,197     Targa Resources Corp.                                                              642,116
   10,105     Triangle Petroleum Corp.(a)(b)                                                      50,727
   23,153     Ultra Petroleum Corp.(a)(b)                                                        289,876
   10,701     Vaalco Energy, Inc.(a)                                                              22,900
    5,629     W&T Offshore, Inc.(b)                                                               30,847
   13,542     Warren Resources, Inc.(a)                                                            6,229
   10,469     Western Refining, Inc.                                                             456,658
   30,404     Whiting Petroleum Corp.(a)                                                       1,021,574
   30,349     WPX Energy, Inc.(a)                                                                372,686
    5,460     ZaZa Energy Corp.(a)(b)                                                              4,313
   14,230     Zion Oil & Gas, Inc.(a)                                                             27,179
                                                                                            ------------
                                                                                              19,141,175
                                                                                            ------------
OIL EQUIPMENT, SERVICES & DISTRIBUTION - 1.6%
    8,724     Atwood Oceanics, Inc.                                                              230,663
    5,297     Basic Energy Services, Inc.(a)                                                      39,992
    4,787     Bristow Group, Inc.                                                                255,147
    2,969     CARBO Ceramics, Inc.                                                               123,599
    4,432     Chart Industries, Inc.(a)                                                          158,444
   17,493     Civeo Corp.                                                                         53,703
    6,458     Core Laboratories NV                                                               736,470

================================================================================

50  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
   17,287     Dakota Plains Holdings, Inc.(a)                                               $     20,571
   13,058     DHT Holdings, Inc.                                                                 101,461
   11,523     Dresser-Rand Group, Inc.(a)                                                        981,529
    5,676     Dril-Quip, Inc.(a)                                                                 427,119
   10,122     Exterran Holdings, Inc.                                                            330,483
    7,402     Flotek Industries, Inc.(a)                                                          92,747
    9,628     Forum Energy Technologies, Inc.(a)                                                 195,256
    5,137     Frank's International NV                                                            96,781
    2,032     Geospace Technologies Corp.(a)                                                      46,838
    7,230     Glori Energy, Inc.(a)(b)                                                            10,339
    1,934     Gulf Island Fabrication, Inc.                                                       21,603
    3,659     Gulfmark Offshore, Inc., Class A                                                    42,444
   14,959     Helix Energy Solutions Group, Inc.(a)                                              188,932
   28,104     Hercules Offshore, Inc.(a)(b)                                                        6,571
    5,026     Hornbeck Offshore Services, Inc.(a)                                                103,184
   21,270     ION Geophysical Corp.(a)                                                            22,759
   21,036     Key Energy Services, Inc.(a)                                                        37,865
    4,402     Matrix Service Co.(a)                                                               80,469
   35,472     McDermott International, Inc.(a)                                                   189,420
    2,357     Mitcham Industries, Inc.(a)                                                          9,876
   15,474     MRC Global, Inc.(a)                                                                238,919
    2,416     Natural Gas Services Group, Inc.(a)                                                 55,133
   13,319     Newpark Resources, Inc.(a)                                                         108,283
   15,654     NOW, Inc.(a)(b)                                                                    311,671
   14,596     Oceaneering International, Inc.                                                    680,028
   27,273     OGE Energy Corp.                                                                   779,190
    7,623     Oil States International, Inc.(a)                                                  283,804
    3,939     Par Petroleum Corp.(a)                                                              73,738
   14,903     Paragon Offshore PLC(b)                                                             16,244
   19,733     Parker Drilling Co.(a)                                                              65,514
   21,578     Patterson-UTI Energy, Inc.                                                         405,990
    2,122     PHI, Inc.(a)                                                                        63,702
   18,357     Rowan Cos. PLC, Class A                                                            387,516
    9,161     RPC, Inc.                                                                          126,697
    2,751     SEACOR Holdings, Inc.(a)                                                           195,156
    6,107     Seventy Seven Energy, Inc.(a)                                                       26,199
   22,678     Superior Energy Services, Inc.                                                     477,145
    5,269     Tesco Corp.                                                                         57,432
   12,273     TETRA Technologies, Inc.(a)                                                         78,302
    7,273     Tidewater, Inc.(b)                                                                 165,315
    6,832     Unit Corp.(a)                                                                      185,284
  114,754     Weatherford International PLC(a)                                                 1,408,032
    6,727     Willbros Group, Inc.(a)                                                              8,611
                                                                                            ------------
                                                                                              10,802,170
                                                                                            ------------
PERSONAL GOODS - 1.1%
   30,838     American Apparel, Inc.(a)(b)                                                        15,111
   64,426     Avon Products, Inc.                                                                403,307
    7,900     Carter's, Inc.                                                                     839,770
    2,419     Cherokee, Inc.                                                                      68,167
    3,859     Columbia Sportswear Co.                                                            233,315
    9,940     Coty, Inc., Class A(a)                                                             317,782
   13,180     Crocs, Inc.(a)                                                                     193,878
    1,628     Culp, Inc.                                                                          50,468
    5,161     Deckers Outdoor Corp.(a)                                                           371,437
    4,198     Elizabeth Arden, Inc.(a)(b)                                                         59,864
    5,613     G-III Apparel Group Ltd.(a)                                                        394,875
    4,069     Helen of Troy Ltd.(a)                                                              396,687
    7,394     Iconix Brand Group, Inc.(a)                                                        184,628
    2,513     Inter Parfums, Inc.                                                                 85,266
   18,892     Kate Spade & Co.(a)                                                                406,934
    2,101     Lakeland Industries, Inc.(a)                                                        24,035
   15,517     Lululemon Athletica, Inc.(a)                                                     1,013,260
    2,713     Movado Group, Inc.                                                                  73,685
    8,749     Nu Skin Enterprises, Inc., Class A                                                 412,340
    1,530     Orchids Paper Products Co.                                                          36,827
    2,293     Oxford Industries, Inc.                                                            200,523
    2,072     Perry Ellis International, Inc.(a)                                                  49,251
   20,298     Quiksilver, Inc.(a)(b)                                                              13,454
    2,114     Revlon, Inc., Class A(a)                                                            77,605

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                                                   SCHEDULE OF INVESTMENTS |  51

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
--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    1,306     Rocky Brands, Inc.                                                            $     24,422
    3,848     Sequential Brands Group, Inc.(a)                                                    58,836
    6,078     Skechers U.S.A., Inc., Class A(a)                                                  667,304
    8,659     Steven Madden Ltd.(a)                                                              370,432
    8,700     Tumi Holdings, Inc.(a)                                                             178,524
    2,706     Unifi, Inc.(a)                                                                      90,651
    3,446     Vera Bradley, Inc.(a)                                                               38,836
    2,205     Vince Holding Corp.(a)                                                              26,416
      882     Weyco Group, Inc.                                                                   26,301
   15,103     Wolverine World Wide, Inc.                                                         430,133
                                                                                            ------------
                                                                                               7,834,324
                                                                                            ------------
PHARMACEUTICALS & BIOTECHNOLOGY - 7.0%
   11,962     ACADIA Pharmaceuticals, Inc.(a)                                                    500,969
    3,467     Accelerate Diagnostics, Inc.(a)(b)                                                  89,483
    1,385     Acceleron Pharma, Inc.(a)                                                           43,821
    4,860     AcelRx Pharmaceuticals, Inc.(a)(b)                                                  20,606
   15,574     Achillion Pharmaceuticals, Inc.(a)                                                 137,986
    6,488     Acorda Therapeutics, Inc.(a)                                                       216,245
   16,021     Acura Pharmaceuticals, Inc.(a)(b)                                                   15,813
    4,970     Adamis Pharmaceuticals Corp.(a)                                                     20,874
    4,185     Advaxis, Inc.(a)                                                                    85,081
    4,247     Aegerion Pharmaceuticals, Inc.(a)                                                   80,566
    2,379     Aerie Pharmaceuticals, Inc.(a)                                                      41,989
   12,654     Affymetrix, Inc.(a)                                                                138,182
   13,328     Agenus, Inc.(a)                                                                    115,021
    1,581     Agios Pharmaceuticals, Inc.(a)                                                     175,712
   11,657     Akorn, Inc.(a)                                                                     508,945
    4,097     Albany Molecular Research, Inc.(a)                                                  82,841
    2,358     Alder Biopharmaceuticals, Inc.(a)                                                  124,903
    1,184     Aldeyra Therapeutics, Inc.(a)                                                        9,188
    4,620     Alimera Sciences,  Inc.(a)(b)                                                       21,298
   21,837     Alkermes PLC(a)                                                                  1,404,993
   10,797     Alnylam Pharmaceuticals, Inc.(a)                                                 1,294,236
    3,609     AMAG Pharmaceuticals, Inc.(a)                                                      249,238
   11,526     Amicus Therapeutics, Inc.(a)                                                       163,093
    8,902     Ampio Pharmaceuticals, Inc.(a)(b)                                                   21,098
    6,330     Anacor Pharmaceuticals, Inc.(a)                                                    490,132
    1,511     ANI Pharmaceuticals, Inc.(a)                                                        93,758
    3,306     Anthera Pharmaceuticals, Inc.(a)                                                    28,498
   16,528     Apricus Biosciences, Inc.(a)(b)                                                     28,263
    4,081     Aratana Therapeutics, Inc.(a)                                                       61,705
   36,143     Arena Pharmaceuticals, Inc.(a)                                                     167,704
   27,777     Ariad Pharmaceuticals, Inc.(a)                                                     229,716
   20,616     Arqule, Inc.(a)                                                                     32,986
   21,612     Array BioPharma, Inc.(a)                                                           155,823
    7,952     Arrowhead Research Corp.(a)(b)                                                      56,857
    1,036     Assembly Biosciences, Inc.(a)                                                       19,953
    1,463     Atara Biotherapeutics, Inc.(a)                                                      77,188
   16,987     Athersys, Inc.(a)                                                                   20,554
    1,231     Avalanche Biotechnologies, Inc.(a)                                                  19,991
    4,708     AVEO Pharmaceuticals, Inc.(a)                                                        8,192
   11,397     Bio Path Holdings, Inc.(a)(b)                                                       13,107
    5,409     Bio-Techne Corp.                                                                   532,624
   10,728     BioCryst Pharmaceuticals, Inc.(a)                                                  160,169
    7,090     BioDelivery Sciences International, Inc.(a)                                         56,436

================================================================================

52  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
   23,091     BioMarin  Pharmaceutical, Inc.(a)                                             $  3,158,387
   12,324     Biota Pharmaceuticals, Inc.(a)                                                      25,511
   11,313     Biotime, Inc.(a)(b)                                                                 41,066
    4,435     Bluebird Bio, Inc.(a)                                                              746,721
    2,540     Calithera Biosciences, Inc.(a)(b)                                                   18,136
    2,232     Carbylan Therapeutics, Inc.(a)                                                      15,959
    7,740     CASI Pharmaceuticals, Inc.(a)                                                       13,855
   10,910     Catalent, Inc.(a)                                                                  319,990
   10,904     Catalyst Pharmaceutical Partners, Inc.(a)                                           45,034
   21,543     Cel-Sci Corp.(a)                                                                    14,218
    4,574     Celladon Corp.(a)                                                                    5,763
   14,285     Celldex Therapeutics, Inc.(a)                                                      360,268
    1,106     Cellular Biomedicine Group, Inc.(a)(b)                                              41,486
    4,783     Cempra, Inc.(a)                                                                    164,344
   14,774     Cerus Corp.(a)(b)                                                                   76,677
    7,090     Charles River Laboratories International, Inc.(a)                                  498,711
    5,137     Chimerix, Inc.(a)                                                                  237,329
    2,800     Cleveland BioLabs, Inc.(a)                                                          12,152
    4,492     Clovis Oncology, Inc.(a)                                                           394,757
      732     Coherus Biosciences, Inc.(a)                                                        21,155
      831     Concert Pharmaceuticals, Inc.(a)                                                    12,374
    3,821     ContraVir Pharmaceuticals, Inc.(a)                                                  19,411
    1,964     Corbus Pharmaceuticals Holdings, Inc.(a)                                             6,049
   12,029     Corcept Therapeutics, Inc.(a)                                                       72,294
    7,588     CorMedix, Inc.(a)                                                                   29,441
   30,486     CTI BioPharma Corp.(a)                                                              59,448
    4,500     Cumberland Pharmaceuticals, Inc.(a)                                                 32,175
   24,444     Curis, Inc.(a)                                                                      80,910
    7,734     Cytokinetics, Inc.(a)                                                               51,972
   19,551     Cytori Therapeutics, Inc.(a)(b)                                                     10,890
    9,758     CytRx Corp.(a)                                                                      36,300
    9,510     Depomed, Inc.(a)                                                                   204,085
    2,405     Dermira, Inc.(a)                                                                    42,208
    1,537     Dicerna Pharmaceuticals, Inc.(a)                                                    21,441
   22,340     Discovery Laboratories, Inc.(a)                                                     15,191
   26,685     Durect Corp.(a)                                                                     63,777
   21,301     Dyax Corp.(a)                                                                      564,476
    5,246     Dynavax Technologies Corp.(a)                                                      122,888
    1,130     Eagle Pharmaceuticals, Inc.(a)                                                      91,372
    4,834     Emergent Biosolutions, Inc.(a)                                                     159,280
    1,609     Enanta Pharmaceuticals, Inc.(a)                                                     72,389
    6,241     Endocyte, Inc.(a)                                                                   32,391
    8,028     Enzo Biochem, Inc.(a)                                                               24,325
    3,207     Epizyme, Inc.(a)                                                                    76,968
    2,063     Esperion Therapeutics, Inc.(a)                                                     168,671
   13,101     Exact Sciences Corp.(a)                                                            389,624
   33,152     Exelixis, Inc.(a)(b)                                                               124,652
    1,168     Fate Therapeutics, Inc.(a)                                                           7,557
    3,103     Fibrocell Science, Inc.(a)                                                          16,353
    1,149     FibroGen, Inc.(a)                                                                   27,001
    3,175     Five Prime Therapeutics, Inc.(a)                                                    78,867
    1,067     Flexion Therapeutics, Inc.(a)                                                       23,357
    6,807     Fortress Biotech, Inc.(a)(b)                                                        22,872
    2,635     Foundation Medicine, Inc.(a)(b)                                                     89,168
   24,162     Galena Biopharma, Inc.(a)                                                           41,075
    2,061     Galmed Pharmaceuticals Ltd.(a)                                                      20,734
      887     Genocea Biosciences, Inc.(a)                                                        12,179
    3,102     Genomic Health, Inc.(a)                                                             86,205
    8,267     GenVec, Inc.(a)                                                                     16,865
   25,126     Geron Corp.(a)                                                                     107,539
   17,845     GTx, Inc.(a)                                                                        26,232
   15,534     Halozyme Therapeutics, Inc.(a)                                                     350,758
    8,239     Harvard Bioscience, Inc.(a)                                                         46,962
    1,258     Heat Biologics, Inc.(a)(b)                                                           7,548

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                                                   SCHEDULE OF INVESTMENTS |  53

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
--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
   68,726     Hemispherx  Biopharma, Inc.(a)                                                $     14,054
    3,775     Heron Therapeutics, Inc.(a)                                                        117,629
    1,354     Histogenics Corp.(a)                                                                 8,747
   20,084     Horizon Pharma PLC(a)                                                              697,718
   11,809     iBio, Inc.(a)                                                                       11,219
   13,765     Idera Pharmaceuticals, Inc.(a)(b)                                                   51,068
    4,271     IGI Laboratories, Inc.(a)(b)                                                        26,907
    2,711     Ignyta, Inc.(a)                                                                     40,909
   21,073     Illumina, Inc.(a)                                                                4,601,500
      594     Immune Design Corp.(a)                                                              12,266
   13,864     Immunogen, Inc.(a)                                                                 199,364
   17,696     Immunomedics, Inc.(a)                                                               71,846
    9,851     Impax Laboratories, Inc.(a)                                                        452,358
    1,328     INC Research Holdings, Inc., Class A(a)                                             53,279
   23,115     Incyte Corp.(a)                                                                  2,408,814
    7,013     Infinity Pharmaceuticals, Inc.(a)                                                   76,792
    9,975     Inovio Pharmaceuticals, Inc.(a)(b)                                                  81,396
    8,705     Insmed, Inc.(a)                                                                    212,576
    2,856     Insys Therapeutics, Inc.(a)                                                        102,588
    2,031     Intercept Pharmaceuticals, Inc.(a)                                                 490,243
    5,140     Intrexon Corp.(a)                                                                  250,832
      658     Invitae Corp.(a)                                                                     9,791
   19,090     Ironwood Pharmaceuticals, Inc.(a)                                                  230,225
   17,419     Isis Pharmaceuticals, Inc.(a)                                                    1,002,463
   15,938     IsoRay, Inc.(a)(b)                                                                  23,588
    9,015     Jazz Pharmaceuticals PLC(a)                                                      1,587,271
    4,676     Juniper Pharmaceuticals, Inc.(a)                                                    42,785
    3,090     Karyopharm Therapeutics, Inc.(a)                                                    84,079
   14,848     Keryx Biopharmaceuticals, Inc.(a)(b)                                               148,183
    1,642     Kite Pharma, Inc.(a)                                                               100,113
    2,895     KYTHERA Biopharmaceuticals, Inc.(a)                                                218,022
    1,601     La Jolla Pharmaceutical Co.(a) $                                                    39,241
    4,175     Lannett Co., Inc.(a)                                                               248,162
    6,186     Lexicon Pharmaceuticals, Inc.(a)                                                    49,797
    2,972     Ligand Pharmaceuticals, Inc., Class B(a)                                           299,875
    5,019     Lion Biotechnologies, Inc.(a)                                                       46,024
      423     Loxo Oncology, Inc.(a)                                                               7,627
    6,305     Luminex Corp.(a)                                                                   108,824
    3,492     MacroGenics, Inc.(a)                                                               132,591
   38,077     MannKind Corp.(a)(b)                                                               216,658
    3,825     Medgenics, Inc.(a)                                                                  23,447
   10,184     The Medicines Co.(a)                                                               291,364
   11,561     Medivation, Inc.(a)                                                              1,320,266
    3,849     MEI Pharma, Inc.(a)                                                                  6,582
   13,761     Merrimack Pharmaceuticals, Inc.(a)                                                 170,155
   13,619     MiMedx Group, Inc.(a)                                                              157,844
    1,890     Minerva Neurosciences, Inc.(a)                                                      10,962
    8,170     Momenta Pharmaceuticals, Inc.(a)                                                   186,358
   10,767     Myriad Genetics, Inc.(a)(b)                                                        365,970
   20,082     Nektar Therapeutics(a)                                                             251,226
    1,077     Neothetics, Inc.(a)                                                                  9,693
   17,361     Neuralstem, Inc.(a)(b)                                                              33,680
   11,310     Neurocrine Biosciences, Inc.(a)                                                    540,166
    2,889     NewLink Genetics Corp.(a)                                                          127,896
    6,764     Northwest Biotherapeutics, Inc.(a)(b)                                               67,167
   38,748     Novavax, Inc.(a)                                                                   431,653
    4,956     Omeros Corp.(a)                                                                     89,158
    1,527     OncoMed Pharmaceuticals, Inc.(a)                                                    34,357
   17,944     Oncothyreon, Inc.(a)                                                                67,111
    1,618     Ophthotech Corp.(a)                                                                 84,233
   35,588     Opko Health, Inc.(a)                                                               572,255
   18,080     Orexigen Therapeutics, Inc.(a)                                                      89,496
   11,175     Organovo Holdings, Inc.(a)(b)                                                       42,130
    3,311     Osiris Therapeutics, Inc.(a)                                                        64,432

================================================================================

54  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    2,432     Otonomy, Inc.(a)                                                              $     55,912
    2,920     OvaScience, Inc.(a)                                                                 84,476
   10,142     Pacific Biosciences of California, Inc.(a)                                          58,418
    5,453     Pacira Pharmaceuticals, Inc.(a)                                                    385,636
    8,736     Pain Therapeutics, Inc.(a)                                                          15,113
   16,279     Palatin Technologies, Inc.(a)                                                       14,488
    1,099     Paratek Pharmaceuticals, Inc.                                                       28,321
   24,747     PDL BioPharma, Inc.                                                                159,123
   35,720     Peregrine Pharmaceuticals, Inc.(a)                                                  46,793
    4,089     Pernix Therapeutics Holdings(a)                                                     24,207
    1,628     Pfenex, Inc.(a)                                                                     31,583
   14,512     PharmAthene, Inc.(a)(b)                                                             26,122
    7,608     Portola Pharmaceuticals, Inc.(a)                                                   346,544
    5,597     Pozen, Inc.(a)                                                                      57,705
    2,704     PRA Health Sciences, Inc.(a)                                                        98,236
    7,755     Prestige Brands Holdings, Inc.(a)                                                  358,591
   11,869     Progenics Pharmaceuticals, Inc.(a)                                                  88,543
      837     Proteon Therapeutics, Inc.(a)                                                       14,949
    4,516     Prothena Corp. PLC(a)                                                              237,858
    6,822     pSivida Corp.(a)                                                                    25,719
    3,396     PTC Therapeutics, Inc.(a)                                                          163,449
    3,163     Puma Biotechnology, Inc.(a)                                                        369,280
   11,987     Quintiles Transnational Holdings, Inc.(a)                                          870,376
    1,922     Radius Health, Inc.(a)                                                             130,119
   11,620     Raptor Pharmaceutical Corp.(a)                                                     183,480
    4,586     Receptos, Inc.(a)                                                                  871,569
    2,152     Recro Pharma, Inc.(a)                                                               27,804
    3,666     Regulus Therapeutics, Inc.(a)                                                       40,179
    3,973     Relypsa, Inc.(a)                                                                   131,467
    5,025     Repligen Corp.(a)                                                                  207,382
    4,528     Repros Therapeutics, Inc.(a)                                                        32,375
    4,332     Retrophin, Inc.(a)                                                                 143,606
    1,978     Revance Therapeutics, Inc.(a)                                                       63,256
   44,878     Rexahn Pharmaceuticals, Inc.(a)                                                     27,272
   16,778     Rigel Pharmaceuticals, Inc.(a)                                                      53,857
    1,458     Sage Therapeutics, Inc.(a)                                                         106,434
    3,816     Sagent Pharmaceuticals, Inc.(a)                                                     92,767
   10,912     Sangamo Biosciences, Inc.(a)                                                       121,014
    6,277     Sarepta Therapeutics, Inc.(a)                                                      191,009
    8,444     Sciclone Pharmaceuticals, Inc.(a)                                                   82,920
   14,971     Seattle Genetics, Inc.(a)                                                          724,596
   22,329     Sequenom, Inc.(a)(b)                                                                67,880
    4,557     Sorrento Therapeutics, Inc.(a)                                                      80,294
   11,101     Spectrum Pharmaceuticals, Inc.(a)                                                   75,931
   26,556     StemCells, Inc.(a)                                                                  14,354
    2,330     Stemline Therapeutics, Inc.(a)                                                      27,424
    3,182     Sucampo Pharmaceuticals, Inc., Class A(a)                                           52,280
    8,280     Sunesis Pharmaceuticals, Inc.(a)                                                    24,923
    4,327     Supernus Pharmaceuticals, Inc.(a)                                                   73,472
   13,164     Synergy Pharmaceuticals, Inc.(a)(b)                                                109,261
   15,752     Synta Pharmaceuticals Corp.(a)                                                      35,127
   13,497     Synthetic Biologics, Inc.(a)                                                        38,466
    5,221     Tetraphase Pharmaceuticals, Inc.(a)                                                247,684
    5,198     TG Therapeutics, Inc.(a)                                                            86,235
   17,954     TherapeuticsMD, Inc.(a)                                                            141,118
    3,971     Theravance Biopharma, Inc.(a)(b)                                                    51,702
   12,381     Theravance, Inc.(b)                                                                223,725
   12,218     Threshold Pharmaceuticals, Inc.(a)                                                  49,361
      776     Tokai Pharmaceuticals, Inc.(a)                                                      10,321

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                                                   SCHEDULE OF INVESTMENTS |  55

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
      596     Tracon Pharmaceuticals, Inc.(a)                                               $      6,753
    2,136     Trevena, Inc.(a)                                                                    13,371
    4,545     Trovagene, Inc.(a)                                                                  46,132
    3,113     Trubion Pharmaceuticals, Inc.                                                            -
    3,765     Ultragenyx Pharmaceutical, Inc.(a)                                                 385,498
    6,963     United Therapeutics Corp.(a)                                                     1,211,214
    6,032     Vanda Pharmaceuticals, Inc.(a)                                                      76,546
    1,711     Verastem, Inc.(a)                                                                   12,901
      917     Versartis, Inc.(a)                                                                  13,957
   29,769     Vical, Inc.(a)                                                                      20,838
    1,638     Vitae Pharmaceuticals, Inc.(a)                                                      23,587
    1,082     Vital Therapies, Inc.(a)(b)                                                         22,830
   17,507     Vivus, Inc.(a)(b)                                                                   41,317
    4,814     Xencor Inc.(a)                                                                     105,764
   10,358     XenoPort, Inc.(a)                                                                   63,495
   14,458     XOMA Corp.(a)                                                                       56,097
   18,794     ZIOPHARM Oncology, Inc.(a)(b)                                                      225,528
    2,326     ZS Pharma, Inc.(a)                                                                 121,859
                                                                                            ------------
                                                                                              47,858,448
                                                                                            ------------
REAL ESTATE INVESTMENT & SERVICES - 1.4%
    4,392     AG Mortgage Investment Trust, Inc.                                                  75,894
    6,845     Alexander & Baldwin, Inc.                                                          269,693
    2,384     Altisource Portfolio Solutions SA(a)(b)                                             73,403
    1,631     American Realty Investors, Inc.(a)                                                   7,910
    5,489     American Residential Properties, Inc.                                              101,547
    2,544     AV Homes, Inc.(a)                                                                   36,557
      471     BBX Capital Corp.(a)                                                                 7,649
    6,408     CareTrust REIT, Inc.                                                                81,189
   29,947     Chimera Investment Corp.                                                           410,573
   19,040     Columbia Property Trust, Inc.                                                      467,432
   17,792     Communications Sales & Leasing, Inc.                                               439,818
    1,260     Consolidated-Tomoka Land Co.                                                        72,626
    8,841     Dynex Capital, Inc.                                                                 67,368
   24,800     Forest City Enterprises, Inc., Class A(a)                                          548,080
    5,654     Forestar Group, Inc.(a)                                                             74,407
   13,835     Gaming and Leisure Properties, Inc.                                                507,191
    8,444     Gramercy Property Trust, Inc.                                                      197,336
    4,605     Hannon Armstrong Sustainable Infrastructure Capital, Inc.                           92,330
    5,216     HFF, Inc., Class A                                                                 217,664
    5,350     The Howard Hughes Corp.(a)                                                         767,939
    3,194     InfraREIT, Inc.                                                                     90,582
    6,678     Jones Lang LaSalle, Inc.                                                         1,141,938
   12,220     Kennedy-Wilson Holdings, Inc.                                                      300,490
    5,106     Maui Land & Pineapple Co., Inc.(a)                                                  29,002
   25,062     Monogram Residential Trust, Inc.                                                   226,059
    5,571     Nationstar Mortgage Holdings, Inc.(a)                                               93,593
   21,818     Paramount Group, Inc.                                                              374,397
    3,182     QTS Realty Trust, Inc., Class A                                                    115,984
    1,928     RE/MAX Holdings, Inc., Class A                                                      68,463
   21,697     Realogy Holdings Corp.(a)                                                        1,013,684
    1,837     Reis, Inc.                                                                          40,745
    8,906     Rexford Industrial Realty, Inc.                                                    129,850
    5,768     Select Income REIT                                                                 119,052
   13,438     The St. Joe Co.(a)                                                                 208,692
    4,204     STORE Capital Corp.                                                                 84,500
    2,659     Tejon Ranch Co.(a)                                                                  68,363
   16,772     Xenia Hotels & Resorts, Inc.                                                       364,623
    6,356     Zillow Group, Inc., Class A(a)(b)                                                  551,320
                                                                                            ------------
                                                                                               9,537,943
                                                                                            ------------

================================================================================

56  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (REITs) - 7.8%
    9,781     Acadia Realty Trust                                                           $    284,725
    3,375     Agree Realty Corp.                                                                  98,449
      462     Alexander's, Inc.                                                                  189,420
   10,706     Alexandria Real Estate Equities, Inc.                                              936,347
    9,073     Altisource Residential Corp.                                                       152,880
    5,207     American Assets Trust, Inc.                                                        204,166
   16,705     American Campus Communities, Inc.                                                  629,611
   52,885     American Capital Agency Corp.                                                      971,497
    7,748     American Capital Mortgage Investment Corp.                                         123,891
   22,043     American Homes 4 Rent, Class A                                                     353,570
  137,666     American Realty Capital Properties, Inc.                                         1,119,225
  134,514     Annaly Capital Management, Inc.                                                  1,236,184
   19,542     Anworth Mortgage Asset Corp.                                                        96,342
    8,652     Apollo Commercial Real Estate Finance, Inc.                                        142,152
    5,765     Apollo Residential Mortgage, Inc.                                                   84,688
    9,585     Arbor Realty Trust, Inc.                                                            64,795
    1,883     Arlington Asset Investment Corp.                                                    36,831
   59,489     ARMOUR Residential REIT, Inc.                                                      167,164
    3,025     Ashford Hospitality Prime, Inc.                                                     45,436
   12,545     Ashford Hospitality Trust, Inc.                                                    106,131
    8,526     Associated Estates Realty Corp.                                                    244,099
   29,840     BioMed Realty Trust, Inc.                                                          577,106
   11,847     Blackstone Mortgage Trust, Inc., Class A                                           329,584
    2,612     Bluerock Residential Growth REIT, Inc.                                              33,068
   26,057     Brandywine Realty Trust                                                            346,037
   24,709     Brixmor Property Group, Inc.                                                       571,519
    3,601     BRT Realty Trust(a)                                                                 25,315
   12,790     Camden Property Trust                                                              950,041
   10,740     Campus Crest Communities, Inc.                                                      59,500
   14,263     Capstead Mortgage Corp.                                                            158,319
   25,753     CBL & Associates Properties, Inc.                                                  417,199
   12,109     Cedar Realty Trust, Inc.                                                            77,498
   36,585     Chambers Street Properties                                                         290,851
    5,995     Chatham Lodging Trust                                                              158,688
    8,518     Chesapeake Lodging Trust                                                           259,629
    2,227     CIM Commercial Trust Corp.                                                          39,351
   16,376     Colony Financial, Inc.                                                             370,916
    3,688     Coresite Realty Corp.                                                              167,583
   13,407     Corporate Office Properties Trust                                                  315,601
   29,483     Cousins Properties, Inc.                                                           306,034
   23,628     CubeSmart                                                                          547,224
    6,699     CyrusOne, Inc.                                                                     197,286
   22,803     CYS Investments, Inc.                                                              176,267
   12,800     DCT Industrial Trust, Inc.                                                         402,432
   44,148     DDR Corp.                                                                          682,528
   28,502     DiamondRock Hospitality Co.                                                        365,111
   20,156     Digital Realty Trust, Inc.                                                       1,344,002
   20,008     Douglas Emmett, Inc.                                                               539,016
   50,717     Duke Realty Corp.                                                                  941,815
   10,020     DuPont Fabros Technology, Inc.                                                     295,089
    4,779     EastGroup Properties, Inc.                                                         268,723
    5,688     Education Realty Trust, Inc.                                                       178,376
   15,855     Empire State Realty Trust, Inc., Class A                                           270,486
    8,582     EPR Properties                                                                     470,122
   18,596     Equity Commonwealth(a)                                                             477,359
   11,790     Equity Lifestyle Properties, Inc.                                                  619,918
   10,596     Equity One, Inc.                                                                   247,311
   11,118     Excel Trust, Inc.                                                                  175,331

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                                                   SCHEDULE OF INVESTMENTS |  57

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
   16,391     Extra Space Storage,  Inc.                                                    $  1,069,021
   10,139     Federal Realty  Investment Trust                                                 1,298,705
   17,523     FelCor Lodging Trust, Inc.                                                         173,127
   15,801     First Industrial Realty Trust, Inc.                                                295,953
   10,450     First Potomac Realty Trust                                                         107,635
   14,004     Franklin Street Properties Corp.                                                   158,385
   10,840     Geo Group, Inc.                                                                    370,294
    4,945     Getty Realty Corp.                                                                  80,900
    5,198     Gladstone Commercial Corp.                                                          86,079
    8,160     Government Properties Income Trust                                                 151,368
   14,982     Hatteras Financial Corp.                                                           244,207
   14,365     Healthcare Realty Trust,  Inc.                                                     334,130
   17,919     Healthcare Trust of America, Inc., Class A                                         429,160
    7,533     Hersha Hospitality Trust                                                           193,146
   13,338     Highwoods Properties, Inc.                                                         532,853
    8,525     Home Properties, Inc.                                                              622,751
   22,405     Hospitality Properties Trust                                                       645,712
   10,516     Hudson Pacific  Properties, Inc.                                                   298,339
    7,288     Independence Realty Trust, Inc.                                                     54,879
   13,981     Inland Real Estate Corp.                                                           131,701
   18,455     Invesco Mortgage Capital, Inc.                                                     264,276
   18,496     Investors Real Estate Trust                                                        132,061
   11,846     iStar Financial, Inc.(a)                                                           157,789
   12,734     Kilroy Realty Corp.                                                                855,088
   12,275     Kite Realty Group Trust                                                            300,369
   16,516     LaSalle Hotel Properties                                                           585,657
   30,290     Lexington Realty Trust                                                             256,859
   21,998     Liberty Property Trust                                                             708,776
    5,603     LTC Properties, Inc.                                                               233,085
   12,852     Mack-Cali Realty Corp.                                                             236,862
   30,285     Medical Properties Trust, Inc.                                                     397,036
   54,074     MFA Financial, Inc.                                                                399,607
   11,214     Mid-America Apartment Communities, Inc.                                            816,491
    9,962     Monmouth Real Estate Investment Corp., ClassA                                       96,831
    4,862     National Health Investors, Inc.                                                    302,903
   19,725     National Retail Properties, Inc.                                                   690,572
   27,983     New Residential Investment Corp.                                                   426,461
    9,744     New Senior Investment Group, Inc.                                                  130,277
   18,994     New York Mortgage Trust, Inc.                                                      142,075
   25,678     New York REIT, Inc.                                                                255,496
    9,524     Newcastle Investment Corp.                                                          42,096
   41,442     NorthStar Realty Finance Corp.                                                     658,928
   23,541     Omega Healthcare Investors, Inc.                                                   808,163
    3,179     One Liberty Properties, Inc.                                                        67,649
   11,880     Parkway Properties, Inc.                                                           207,187
   10,502     Pebblebrook Hotel Trust                                                            450,326
   10,676     Pennsylvania Real Estate Investment Trust                                          227,826
   10,450     PennyMac Mortgage Investment Trust(c)                                              182,144
   11,106     Physicians Realty Trust                                                            170,588
   21,915     Piedmont Office Realty Trust, Inc., Class A                                        385,485
    8,052     Post Properties, Inc.                                                              437,787
    6,073     Potlatch Corp.                                                                     214,498
    2,968     PS Business Parks, Inc.                                                            214,141
    9,876     RAIT Financial Trust                                                                60,342
   11,192     Ramco-Gershenson Properties Trust                                                  182,653
   19,359     Rayonier, Inc.                                                                     494,622
   12,734     Redwood Trust, Inc.                                                                199,924
   13,766     Regency Centers Corp.                                                              811,919
   24,290     Resource Capital Corp.                                                              94,002

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58  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
   13,711     Retail Opportunity Investments Corp.                                          $    214,166
   33,618     Retail Properties of America, Inc., Class A                                        468,299
   18,894     RLJ Lodging Trust                                                                  562,663
    5,638     Rouse Properties, Inc.                                                              92,181
    8,533     Sabra Health Care REIT, Inc.                                                       219,639
    1,932     Saul Centers, Inc.                                                                  95,035
   34,853     Senior Housing Properties Trust                                                    611,670
    6,204     Silver Bay Realty Trust Corp.                                                      101,063
    5,117     Sovran Self Storage, Inc.                                                          444,718
   65,785     Spirit Realty Capital, Inc.                                                        636,141
    9,762     STAG Industrial, Inc.                                                              195,240
   35,704     Starwood Property Trust, Inc.                                                      770,135
    6,388     Starwood Waypoint Residential Trust                                                151,779
   40,337     Strategic Hotels & Resorts, Inc.(a)                                                488,884
   12,562     Summit Hotel Properties, Inc.                                                      163,432
    7,269     Sun Communities, Inc.                                                              449,442
   30,252     Sunstone Hotel Investors, Inc.                                                     454,083
      985     Supertel Hospitality, Inc.(a)                                                        2,270
   14,142     Tanger Factory Outlet Centers                                                      448,301
    9,446     Taubman Centers, Inc.                                                              656,497
    6,723     Terreno Realty Corp.                                                               132,443
   57,096     Two Harbors Investment Corp.                                                       556,115
   38,133     UDR, Inc.                                                                        1,221,400
    6,889     UMH Properties, Inc.                                                                67,512
    5,051     United Development Funding IV(b)                                                    88,291
    1,725     Universal Health Realty Income Trust                                                80,144
   12,647     Urban Edge Properties                                                              262,931
    3,630     Urstadt Biddle Properties, Inc., Class A                                            67,808
    5,793     Walter Investment Management Corp.(a)(b)                                           132,486
    9,975     Washington Real Estate Investment Trust                                            258,851
   16,823     Weingarten Realty Investors                                                        549,944
    6,076     Western Asset Mortgage Capital Corp.(b)                                             89,743
   14,520     WP Carey, Inc.                                                                     855,809
   28,031     WP Glimcher, Inc.                                                                  379,259
                                                                                            ------------
                                                                                              53,485,408
                                                                                            ------------
SOFTWARE & COMPUTER SERVICES - 6.6%
   17,414     ACI Worldwide, Inc.(a)                                                             427,862
    6,343     Actua Corp.(a)                                                                      90,451
    6,521     Advent Software, Inc.                                                              288,293
   25,177     Allscripts Healthcare Solutions, Inc.(a)                                           344,421
    5,062     American Software, Inc., Class A                                                    48,089
    7,923     Angie's List, Inc.(a)                                                               48,806
   13,402     ANSYS, Inc.(a)                                                                   1,222,798
      856     Arista Networks, Inc.(a)                                                            69,969
   12,975     Aspen Technology, Inc.(a)                                                          591,011
    5,680     Athenahealth, Inc.(a)                                                              650,814
   13,517     Authentidate Holding Corp.(a)                                                        2,595
    1,476     Barracuda Networks, Inc.(a)                                                         58,479
    6,868     Blackbaud, Inc.                                                                    391,133
    6,758     Blucora, Inc.(a)                                                                   109,142
    6,036     Bottomline Technologies, Inc.(a)                                                   167,861
    4,499     Brightcove, Inc.(a)                                                                 30,863
    4,650     BroadSoft, Inc.(a)                                                                 160,750
    3,513     CACI International, Inc., Class A(a)                                               284,167
   43,470     Cadence Design Systems, Inc.(a)                                                    854,620
    6,241     Calix, Inc.(a)                                                                      47,494
    7,998     Callidus Software, Inc.(a)                                                         124,609
   17,339     CDW Corp.                                                                          594,381
    3,203     ChannelAdvisor Corp.(a)                                                             38,276
   11,476     CIBER, Inc.(a)                                                                      39,592
    6,813     Cogent Communications Group, Inc.                                                  230,552
    6,399     CommVault Systems, Inc.(a)                                                         271,382

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                                                   SCHEDULE OF INVESTMENTS |  59

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    1,810     Computer Programs & Systems, Inc.                                             $     96,690
    2,432     Computer Task Group, Inc.                                                           18,775
    3,640     Comverse, Inc.(a)                                                                   73,091
    7,517     Cornerstone OnDemand, Inc.(a)                                                      261,592
    8,788     Covisint Corp.(a)                                                                   28,737
    5,270     CSG Systems International, Inc.                                                    166,848
    2,893     Cvent, Inc.(a)                                                                      74,582
    3,557     Datalink Corp.(a)                                                                   31,800
    6,632     DealerTrack Holdings, Inc.(a)                                                      416,423
    4,764     Demandware, Inc.(a)                                                                338,625
    8,335     DeVry Education Group, Inc.                                                        249,883
    1,549     Digimarc Corp.(a)                                                                   69,922
    4,273     DST Systems, Inc.                                                                  538,313
    4,986     Ebix, Inc.(b)                                                                      162,593
    4,145     Ellie Mae, Inc.(a)                                                                 289,280
    8,529     Endurance International Group Holdings, Inc.(a)                                    176,209
    5,244     Envestnet, Inc.(a)                                                                 212,015
    3,534     EPAM Systems, Inc.(a)                                                              251,727
    4,838     EPIQ Systems, Inc.                                                                  81,665
    2,275     Evolving Systems, Inc.                                                              20,384
    4,603     Fair Isaac Corp.                                                                   417,860
   16,584     FalconStor Software, Inc.(a)                                                        26,369
    5,004     FireEye, Inc.(a)                                                                   244,746
    1,834     Forrester Research, Inc.                                                            66,061
   21,117     Fortinet, Inc.(a)                                                                  872,766
   12,987     Gartner, Inc.(a)                                                                 1,114,025
    3,301     Gigamon, Inc.(a)                                                                   108,900
    7,884     Gogo, Inc.(a)                                                                      168,954
    5,963     GSE Systems, Inc.(a)                                                                 9,243
    4,351     Guidance Software, Inc.(a)                                                          36,853
   10,363     Guidewire Software, Inc.(a)                                                        548,514
    5,104     The Hackett Group, Inc.                                                             68,547
   11,345     IAC/InterActiveCorp                                                                903,743
    5,207     iGATE Corp.(a)                                                                     248,322
    5,072     Immersion Corp.(a)                                                                  64,262
   11,956     IMS Health Holdings, Inc.(a)                                                       366,451
    7,904     Infoblox, Inc.(a)                                                                  207,164
   16,305     Informatica Corp.(a)                                                               790,303
    6,741     Innodata, Inc.(a)                                                                   17,729
    2,629     Interactive Intelligence Group, Inc.(a)                                            116,912
    9,928     Internap Network Services Corp.(a)                                                  91,834
    1,044     Internet Patents Corp.(a)                                                            3,153
    6,886     IntraLinks Holdings, Inc.(a)                                                        82,012
    6,861     j2 Global, Inc.                                                                    466,136
    5,273     The KEYW Holding Corp.(a)(b)                                                        49,144
    9,070     Leidos Holdings, Inc.                                                              366,156
   14,112     Limelight Networks, Inc.(a)                                                         55,601
    8,346     LivePerson, Inc.(a)                                                                 81,874
    3,729     LogMeIn, Inc.(a)                                                                   240,483
    6,321     Looksmart Ltd.(a)                                                                    3,943
   11,164     Manhattan Associates, Inc.(a)                                                      665,933
    4,275     Marketo, Inc.(a)                                                                   119,956
    1,020     Mastech Holdings, Inc.(a)                                                            9,088
    9,470     MedAssets, Inc.(a)                                                                 208,908
    8,082     Medidata Solutions, Inc.(a)                                                        439,014
   14,157     Mentor Graphics Corp.                                                              374,169
   14,369     Merge Healthcare, Inc.(a)                                                           68,971
    1,382     MicroStrategy, Inc., Class A(a)                                                    235,051
    5,834     Monotype Imaging Holdings, Inc.                                                    140,658
    5,584     Netscout Systems, Inc.(a)                                                          204,765
    5,292     NetSuite, Inc.(a)                                                                  485,541
    9,365     NIC, Inc.                                                                          171,192
   38,258     Nuance Communications, Inc.(a)                                                     669,898
    9,976     Palo Alto Networks, Inc.(a)                                                      1,742,807
      177     Paycom Software, Inc.(a)                                                             6,045
    3,495     PC-Tel, Inc.                                                                        25,094
    4,645     PDF Solutions, Inc.(a)                                                              74,320
    5,608     Pegasystems, Inc.                                                                  128,367
    5,910     Perficient, Inc.(a)                                                                113,708
    4,858     Premier, Inc., Class A(a)                                                          186,839
    6,927     Premiere Global Services, Inc.(a)                                                   71,279
    7,757     Progress Software Corp.(a)                                                         213,317

================================================================================

60  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    5,205     Proofpoint, Inc.(a)                                                           $    331,402
    4,092     PROS Holdings, Inc.(a)                                                              86,382
   17,279     PTC, Inc.(a)                                                                       708,785
    1,149     QAD, Inc., Class A                                                                  30,368
    1,021     QAD, Inc., Class B                                                                  22,023
   13,596     QLIK Technologies, Inc.(a)                                                         475,316
    7,462     Quality Systems, Inc.                                                              123,645
    3,043     Qualys, Inc.(a)                                                                    122,785
   17,427     Rackspace Hosting, Inc.(a)                                                         648,110
      348     Rally Software Development Corp.(a)                                                  6,769
    8,141     RealPage, Inc.(a)                                                                  155,249
    1,909     Rightside Group Ltd.(a)                                                             12,924
    2,204     RigNet, Inc.(a)                                                                     67,376
    4,396     RingCentral, Inc., ClassA(a)                                                        81,282
    3,265     Rocket Fuel, Inc.(a)(b)                                                             26,773
    3,678     Rosetta Stone, Inc.(a)                                                              29,350
   14,183     Rovi Corp.(a)                                                                      226,219
    5,931     Science Applications International Corp.                                           313,453
    4,688     SciQuest, Inc.(a)                                                                   69,429
    2,985     Selectica, Inc.(a)                                                                  15,671
   19,648     ServiceNow, Inc.(a)                                                              1,460,043
    2,331     Shutterstock, Inc.(a)                                                              136,690
    4,753     Silver Spring Networks, Inc.(a)                                                     58,985
   12,346     Smith Micro Software, Inc.(a)                                                       14,198
      114     SoftBrands, Inc.(a)                                                                      -
    9,881     SolarWinds, Inc.(a)                                                                455,811
   10,149     Solera Holdings, Inc.                                                              452,239
   18,046     Splunk, Inc.(a)                                                                  1,256,363
    2,710     SPS Commerce, Inc.(a)                                                              178,318
   10,017     SS&C Technologies Holdings, Inc.                                                   626,062
   17,347     Support.com, Inc.(a)                                                                24,459
    5,413     Synchronoss Technologies, Inc.(a)                                                  247,536
   22,844     Synopsys, Inc.(a)                                                                1,157,049
    4,578     Syntel, Inc.(a)                                                                    217,363
    5,977     Tableau Software, Inc., Class A(a)                                                 689,148
    6,350     Tangoe, Inc.(a)                                                                     79,883
   11,480     TeleCommunication Systems, Inc., Class A(a)                                         37,999
    4,941     TeleNav, Inc.(a)                                                                    39,775
    2,789     Textura Corp.(a)(b)                                                                 77,618
   76,242     Twitter, Inc.(a)                                                                 2,761,485
    5,002     Tyler Technologies, Inc.(a)                                                        647,159
    4,270     The Ultimate Software Group, Inc.(a)                                               701,732
    7,423     Unisys Corp.(a)                                                                    148,386
    3,255     United Online, Inc.(a)                                                              51,006
   11,796     Unwired Planet, Inc.(a)                                                              7,314
   21,651     Vantiv, Inc., Class A(a)                                                           826,852
    4,683     VASCO Data Security International, Inc.(a)(b)                                      141,380
    1,503     Vectrus, Inc.(a)                                                                    37,380
    5,678     Veeva Systems, Inc., Class A(a)                                                    159,154
    8,991     Verint Systems, Inc.(a)                                                            546,158
    6,877     VirnetX Holding Corp.(a)(b)                                                         28,883
    4,107     Virtusa Corp.(a)                                                                   211,100
   12,821     VMware, Inc., Class A(a)                                                         1,099,273
    1,272     Voltari Corp.(a)(b)                                                                  7,187
    7,721     Web.com Group, Inc.(a)                                                             187,003
   14,113     Workday, Inc., Class A(a)                                                        1,078,092
    7,870     Zendesk, Inc.(a)                                                                   174,793
   11,716     Zix Corp.(a)                                                                        60,572
    2,726     zulily, Inc., Class A(a)                                                            35,547
   98,632     Zynga, Inc., Class A(a)                                                            282,088
                                                                                            ------------
                                                                                              44,895,938
                                                                                            ------------
SUPPORT SERVICES - 4.7%
    7,524     ABM Industries, Inc.                                                               247,314
    8,239     Acacia Research Corp.                                                               72,256
    6,368     The Advisory Board Co.(a)                                                          348,139
    3,838     AM Castle & Co.(a)(b)                                                               23,680
   22,795     Amdocs Ltd.                                                                      1,244,379
    7,283     AMN Healthcare Services, Inc.(a)                                                   230,070
    5,953     Applied Industrial Technologies, Inc.                                              236,036
    6,901     ARC Document Solutions, Inc.(a)                                                     52,517
    6,953     Barnes Group, Inc.                                                                 271,097
    1,189     Barrett Business Services, Inc.                                                     43,184
    9,540     Bazaarvoice, Inc.(a)                                                                56,191

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                                                   SCHEDULE OF INVESTMENTS |  61

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    2,668     Black Box Corp.                                                               $     53,360
   14,180     Booz Allen Hamilton  Holding Corp.                                                 357,903
    7,075     The Brink's Co.                                                                    208,217
   17,796     Broadridge Financial Solutions, Inc.                                               889,978
    6,774     Cardtronics, Inc.(a)                                                               250,977
    2,116     Cartesian, Inc.(a)                                                                   7,152
    9,636     Casella Waste Systems, Inc.(a)                                                      54,058
    1,314     Cass Information Systems, Inc.                                                      73,873
    6,146     CBIZ, Inc.(a)                                                                       59,247
    1,891     CDI Corp.                                                                           24,583
    5,083     CEB, Inc.                                                                          442,526
   14,736     Cenveo, Inc.(a)                                                                     31,240
    7,978     Clean Harbors, Inc.(a)                                                             428,738
    5,684     Comfort Systems USA, Inc.                                                          130,448
   14,319     Convergys Corp.                                                                    364,991
   13,144     CoreLogic, Inc.(a)                                                                 521,685
   17,381     Corrections Corp. of America                                                       574,963
    4,825     CoStar Group, Inc.(a)                                                              971,079
    1,964     CRA International, Inc.(a)                                                          54,737
    3,747     Crawford & Co., Class B                                                             31,587
    5,567     Cross Country Healthcare, Inc.(a)                                                   70,590
    7,145     Deluxe Corp.                                                                       442,990
    6,055     DHI Group, Inc.(a)                                                                  53,829
   10,483     DigitalGlobe, Inc.(a)                                                              291,323
    1,896     DXP Enterprises, Inc.(a)                                                            88,164
    3,906     Ennis, Inc.                                                                         72,613
    5,522     Essendant, Inc.                                                                    216,738
    7,329     Euronet Worldwide, Inc.(a)                                                         452,199
   11,013     EVERTEC, Inc.                                                                      233,916
    5,411     ExamWorks Group, Inc.(a)                                                           211,570
    4,795     ExlService Holdings, Inc.(a)                                                       165,811
    1,607     The ExOne Co.(a)(b)                                                                 17,838
    4,030     Exponent, Inc.                                                                     180,463
   11,159     FleetCor Technologies, Inc.(a)                                                   1,741,474
    2,677     Franklin Covey Co.(a)                                                               54,316
      300     Frontline Capital Group(a)                                                               -
    6,078     FTI Consulting, Inc.(a)                                                            250,657
    6,832     Furmanite Corp.(a)                                                                  55,476
    2,985     G&K Services, Inc., Class A                                                        206,383
   23,032     Genpact Ltd.(a)                                                                    491,273
   10,402     Global Cash Access Holdings, Inc.(a)                                                80,511
   10,027     Global Payments, Inc.                                                            1,037,293
    2,352     Global Power Equipment Group, Inc.                                                  18,252
    2,548     GP Strategies Corp.(a)                                                              84,696
   22,511     HD Supply Holdings, Inc.(a)                                                        791,937
    5,291     Heartland Payment Systems, Inc.                                                    285,979
    2,323     Heidrick & Struggles International, Inc.                                            60,584
    2,190     Heritage-Crystal Clean, Inc.(a)                                                     32,193
    7,183     Higher One Holdings, Inc.(a)                                                        21,477
    9,936     Hudson Global, Inc.(a)                                                              22,753
    3,528     Huron Consulting Group, Inc.(a)                                                    247,277
    3,065     ICF International, Inc.(a)                                                         106,846
    3,772     Imperva, Inc.(a)                                                                   255,364
    7,279     InnerWorkings, Inc.(a)                                                              48,551
    3,288     Insperity, Inc.                                                                    167,359
   12,034     Jack Henry & Associates, Inc.                                                      778,600
    3,831     Kaman Corp.                                                                        160,672
    4,059     Kelly Services, Inc., Class A                                                       62,306
    4,578     Kforce, Inc.                                                                       104,699
    7,608     Korn/Ferry International                                                           264,530
   11,445     LifeLock, Inc.(a)                                                                  187,698
   15,674     LinkedIn Corp., Class A(a)                                                       3,238,719
   10,173     Lionbridge Technologies, Inc.(a)                                                    62,767
   11,570     Manpowergroup, Inc.                                                              1,034,127
    9,734     MAXIMUS, Inc.                                                                      639,816
    3,369     McGrath RentCorp                                                                   102,519
    3,074     Mistras Group, Inc.(a)                                                              58,345
    6,667     Mobile Mini, Inc.                                                                  280,281
    9,568     ModusLink Global Solutions, Inc.(a)                                                 32,531

================================================================================

62  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
   14,709     Monster Worldwide, Inc.(a)                                                    $     96,197
    6,784     MSC Industrial Direct Co., Inc., Class A                                           473,320
    7,309     Navigant Consulting, Inc.(a)                                                       108,685
    8,174     NeuStar, Inc., Class A(a)                                                          238,763
   29,342     Odyssey Marine Exploration, Inc.(a)(b)                                              13,791
    7,252     On Assignment, Inc.(a)                                                             284,859
    1,503     Park-Ohio Holdings Corp.                                                            72,835
    4,810     Perma-Fix Environmental Services(a)                                                 18,326
      649     Power Solutions International, Inc.(a)                                              35,059
    3,462     PowerSecure International, Inc.(a)                                                  51,099
    6,115     PRGX Global, Inc.(a)                                                                26,845
    3,688     Quad/Graphics, Inc.                                                                 68,265
   11,422     Quest Resource Holding Corp.(a)(b)                                                  12,336
    1,899     Rentrak Corp.(a)                                                                   132,550
    5,694     Resources Connection, Inc.                                                          91,616
    7,738     RPX Corp.(a)                                                                       130,772
   31,443     RR Donnelley & Sons Co.                                                            548,051
    4,015     Schnitzer Steel Industries, Inc., Class A                                           70,142
   10,518     ServiceSource International, Inc.(a)                                                57,533
    5,668     Sharps Compliance Corp.(a)                                                          39,393
    3,340     StarTek, Inc.(a)                                                                    19,706
    5,857     Sykes Enterprises, Inc.(a)                                                         142,032
    3,018     Team, Inc.(a)                                                                      121,474
    2,778     TeleTech Holdings, Inc.                                                             75,228
    9,087     Tetra Tech, Inc.                                                                   232,991
   10,310     Towers Watson & Co., Class A                                                     1,296,998
    4,046     TriNet Group, Inc.(a)                                                              102,566
    6,199     TrueBlue, Inc.(a)                                                                  185,350
    3,198     U.S. Ecology, Inc.                                                                 155,807
    2,315     UniFirst Corp.                                                                     258,933
    3,377     Universal Technical Institute, Inc.                                                 29,042
   21,961     Verisk Analytics, Inc., Class A(a)                                               1,597,882
    3,107     Viad Corp.                                                                          84,231
    4,939     WageWorks, Inc.(a)                                                                 199,783
   17,611     Waste Connections, Inc.                                                            829,830
    5,704     WEX, Inc.(a)                                                                       650,085
                                                                                            ------------
                                                                                              32,474,885
                                                                                            ------------
TECHNOLOGY HARDWARE & EQUIPMENT - 4.1%
   15,538     3D Systems Corp.(a)(b)                                                             303,302
    8,221     ADTRAN, Inc.                                                                       133,591
    5,935     Advanced Energy Industries, Inc.(a)                                                163,153
   94,030     Advanced Micro Devices, Inc.(a)                                                    225,672
    3,119     Agilysys, Inc.(a)                                                                   28,632
    2,653     Alliance Fiber Optic Products, Inc.                                                 49,213
   16,514     Amkor Technology, Inc.(a)                                                           98,754
    2,148     Amtech Systems, Inc.(a)                                                             22,318
   24,964     ANADIGICS, Inc.(a)                                                                  18,224
   11,676     Applied Micro Circuits Corp.(a)                                                     78,813
   19,575     ARRIS Group, Inc.(a)                                                               598,995
   61,072     Atmel Corp.                                                                        601,865
   19,244     Axcelis Technologies, Inc.(a)                                                       56,962
   63,528     Brocade Communications Systems, Inc.                                               754,713
    9,688     Brooks Automation, Inc.                                                            110,928
    3,440     Cabot Microelectronics Corp.(a)                                                    162,058
    5,523     CalAmp Corp.(a)                                                                    100,850
    8,042     Cavium, Inc.(a)                                                                    553,370
    3,718     Ceva, Inc.(a)                                                                       72,241
   17,422     Ciena Corp.(a)                                                                     412,553
    9,278     Cirrus Logic, Inc.(a)                                                              315,730
    2,370     Clearfield, Inc.(a)(b)                                                              37,707
    3,408     Cohu, Inc.                                                                          45,088
   15,272     CommScope Holding Co., Inc.(a)                                                     465,949
    2,512     Comtech Telecommunications Corp.                                                    72,974
    3,805     Concurrent Computer Corp.                                                           23,591
    6,241     Cray, Inc.(a)                                                                      184,172

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  63

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
   16,596     Cree, Inc.(a)                                                                 $    431,994
   46,547     Cypress Semiconductor  Corp.(a)                                                    547,393
      893     Dataram Corp.(a)                                                                     1,795
    9,578     Diebold, Inc.                                                                      335,230
    4,719     Digi International, Inc.(a)                                                         45,066
    5,275     Diodes, Inc.(a)                                                                    127,180
   11,411     Dot Hill Systems Corp.(a)                                                           69,835
    3,838     DSP Group, Inc.(a)                                                                  39,647
    5,349     Dycom Industries, Inc.(a)                                                          314,789
    6,289     EchoStar Corp., Class A(a)                                                         306,148
    6,964     Electronics for Imaging, Inc.(a)                                                   303,004
    6,726     Emcore Corp.(a)                                                                     40,491
   20,561     Entegris, Inc.(a)                                                                  299,574
      862     ePlus, Inc.(a)                                                                      66,072
    7,831     Exar Corp.(a)                                                                       76,587
   15,559     Extreme Networks, Inc.(a)                                                           41,854
   17,501     Fairchild Semiconductor International, Inc.(a)                                     304,167
   15,304     Finisar Corp.(a)                                                                   273,482
    8,934     FormFactor, Inc.(a)                                                                 82,193
   14,909     Freescale Semiconductor Ltd.(a)                                                    595,913
    4,254     GSI Technology, Inc.(a)                                                             22,163
   14,595     Harmonic, Inc.(a)                                                                   99,684
   11,051     Hutchinson Technology, Inc.(a)                                                      18,897
    3,541     ID Systems, Inc.(a)                                                                 21,600
    1,928     Identiv, Inc.(a)                                                                    11,356
    3,345     Ikanos Communications, Inc.(a)                                                       6,891
   19,028     Infinera Corp.(a)                                                                  399,207
   23,156     Ingram Micro, Inc., Class A(a)                                                     579,595
    3,982     Inphi Corp.(a)                                                                      91,028
    5,928     Insight Enterprises, Inc.(a)                                                       177,306
   21,842     Integrated Device Technology, Inc.(a)                                              473,971
    4,637     Integrated Silicon Solution, Inc.                                                  102,663
    5,542     InterDigital, Inc.                                                                 315,284
   18,669     Intersil Corp., Class A                                                            233,549
    4,074     Intra-Cellular Therapies, Inc.(a)                                                  130,164
   11,219     InvenSense, Inc.(a)                                                                169,407
    9,113     Ixia(a)                                                                            113,366
    3,911     IXYS Corp.                                                                          59,838
   34,310     JDS Uniphase Corp.(a)                                                              397,310
   11,813     Kopin Corp.(a)                                                                      40,755
   11,109     Kulicke & Soffa Industries, Inc.(a)                                                130,086
    2,945     KVH Industries, Inc.(a)                                                             39,610
    9,095     Lantronix, Inc.(a)                                                                  15,007
   18,197     Lattice Semiconductor Corp.(a)                                                     107,180
    8,961     Lexmark International, Inc., Class A                                               396,076
    2,066     Loral Space & Communications, Inc.(a)                                              130,406
    8,678     LRAD Corp.(a)                                                                       17,269
   62,217     Marvell Technology Group Ltd.                                                      820,331
   14,564     Mattson Technology, Inc.(a)                                                         48,789
   41,861     Maxim Integrated Products, Inc.                                                  1,447,344
    8,536     MaxLinear, Inc., Class A(a)                                                        103,286
    5,539     Mercury Systems, Inc.(a)                                                            81,091
    6,402     Micrel, Inc.                                                                        88,988
   14,005     Microsemi Corp.(a)                                                                 489,475
    7,933     MKS Instruments, Inc.                                                              300,978
    5,276     Monolithic Power Systems, Inc.                                                     267,546
   14,659     MoSys, Inc.(a)                                                                      27,852
    4,363     Nanometrics, Inc.(a)                                                                70,332
   24,962     NCR Corp.(a)                                                                       751,356
      614     NeoPhotonics Corp.(a)                                                                5,606
    5,276     NETGEAR, Inc.(a)                                                                   158,385
    4,033     Nimble Storage, Inc.(a)                                                            113,166
   19,536     Oclaro, Inc.(a)                                                                     44,151
    8,534     OmniVision Technologies, Inc.(a)                                                   223,548
   64,467     ON Semiconductor Corp.(a)                                                          753,619
    1,750     Optical Cable Corp.                                                                  6,020
    5,236     PAR Technology Corp.(a)                                                             25,709
   17,069     Parkervision, Inc.(a)                                                                6,403
    2,523     PC Connection, Inc.                                                                 62,419
   24,359     Pendrell Corp.(a)                                                                   33,372
    3,697     Pericom Semiconductor Corp.                                                         48,616

================================================================================

64  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    9,668     Photronics, Inc.(a)                                                           $     91,943
    6,598     Pixelworks, Inc.(a)                                                                 38,796
    6,288     Plantronics, Inc.                                                                  354,077
   29,785     PMC - Sierra, Inc.(a)                                                              254,960
   20,720     Polycom, Inc.(a)                                                                   237,037
    4,285     Power Integrations, Inc.                                                           193,596
   13,193     QLogic Corp.(a)                                                                    187,209
   45,364     Quantum Corp.(a)                                                                    76,212
    9,826     QuickLogic Corp.(a)                                                                 15,623
    2,149     Qumu Corp.(a)                                                                       17,708
   17,314     Rambus, Inc.(a)                                                                    250,880
    8,670     Ruckus Wireless, Inc.(a)                                                            89,648
    5,897     Rudolph Technologies, Inc.(a)                                                       70,823
    4,292     ScanSource, Inc.(a)                                                                163,353
    5,030     Seachange International, Inc.(a)                                                    35,260
   10,162     Semtech Corp.(a)                                                                   201,716
   10,755     ShoreTel, Inc.(a)                                                                   72,919
    6,824     Sigma Designs, Inc.(a)                                                              81,410
    5,817     Silicon Graphics International Corp.(a)                                             37,636
    5,876     Silicon Laboratories, Inc.(a)                                                      317,363
    2,612     Solar3D, Inc.(a)                                                                     9,429
    2,214     Sonic Foundry, Inc.(a)                                                              14,900
    8,411     Sonus Networks, Inc.(a)                                                             58,204
    3,493     SunEdison Semiconductor, Ltd.(a)                                                    60,324
   37,547     SunEdison, Inc.(a)                                                               1,123,031
    5,222     Super Micro Computer, Inc.(a)                                                      154,467
    5,441     Synaptics, Inc.(a)                                                                 471,925
    4,144     SYNNEX Corp.                                                                       303,299
    1,844     Systemax, Inc.(a)                                                                   15,932
    5,578     Tech Data Corp.(a)                                                                 321,070
   32,264     Teradyne, Inc.                                                                     622,373
    6,781     Tessera Technologies, Inc.                                                         257,542
    2,692     Transact Technologies, Inc.                                                         17,983
    3,869     Ubiquiti Networks, Inc.                                                            123,479
    5,086     Ultra Clean Holdings, Inc.(a)                                                       31,686
    4,365     Ultratech, Inc.(a)                                                                  81,014
   16,801     VeriFone Systems, Inc.(a)                                                          570,562
    6,472     ViaSat, Inc.(a)                                                                    390,003
   13,086     Violin Memory, Inc.(a)                                                              32,061
    4,073     VOXX International Corp.(a)                                                         33,724
    5,906     West Corp.                                                                         177,771
    8,384     Xcerra Corp.(a)                                                                     63,467
                                                                                            ------------
                                                                                              27,994,297
                                                                                            ------------
TOBACCO - 0.1%
    1,357     Alliance One International, Inc.(a)                                                 32,446
    3,008     Rock Creek Pharmaceuticals, Inc.(a)(b)                                               4,572
    4,593     Schweitzer-Mauduit International, Inc.                                             183,169
    3,264     Universal Corp.                                                                    187,092
   10,823     Vector Group Ltd.                                                                  253,908
                                                                                            ------------
                                                                                                 661,187
                                                                                            ------------
TRAVEL & LEISURE - 5.0%
   19,043     Alaska Air Group, Inc.                                                           1,226,941
    2,006     Allegiant Travel Co.                                                               356,827
    4,485     Ambassadors Group, Inc.(a)                                                          10,943
    2,835     AMC Entertainment Holdings, Inc., Class A                                           86,978
   30,582     ARAMARK                                                                            947,125
   15,614     Avis Budget Group, Inc.(a)                                                         688,265
   13,554     Belmond Ltd., Class A(a)                                                           169,289
      296     Biglari Holdings, Inc.(a)                                                          122,470
    3,359     BJ's Restaurants, Inc.(a)                                                          162,744
   18,717     Bloomin' Brands, Inc.                                                              399,608
    3,677     Bob Evans Farms, Inc.                                                              187,711
   12,757     Boyd Gaming Corp.(a)                                                               190,717
    3,909     Bravo Brio Restaurant Group, Inc.(a)                                                52,967
    9,551     Brinker International, Inc.                                                        550,615
    2,850     Buffalo Wild Wings, Inc.(a)                                                        446,567
    6,057     Caesars Entertainment Corp.(a)(b)                                                   37,069
    3,932     Carmike Cinemas, Inc.(a)                                                           104,355
    7,191     Carrols Restaurant Group, Inc.(a)                                                   74,786
    8,083     Century Casinos, Inc.(a)                                                            50,923
    6,911     The Cheesecake Factory, Inc.                                                       376,891

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  65

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    5,061     Choice Hotels International, Inc.                                             $    274,559
    1,778     Churchill Downs, Inc.                                                              222,339
    2,568     Chuy's Holdings, Inc.(a)                                                            68,797
   15,285     Cinemark Holdings, Inc.                                                            613,998
    4,059     ClubCorp Holdings, Inc.                                                             96,929
    3,544     Cracker Barrel Old Country Store, Inc.                                             528,623
    3,799     Del Frisco's Restaurant Group, Inc.(a)                                              70,775
   14,009     Denny's Corp.(a)                                                                   162,644
    7,254     Diamond Resorts International, Inc.(a)                                             228,864
    2,576     DineEquity, Inc.                                                                   255,256
    8,250     Domino's Pizza, Inc.                                                               935,550
    6,916     Dover Downs Gaming & Entertainment, Inc.(a)                                          6,432
    1,592     Dover Motorsports, Inc.                                                              3,518
   14,486     Dunkin' Brands Group, Inc.                                                         796,730
    2,264     El Pollo Loco Holdings, Inc.(a)(b)                                                  46,887
    4,992     Eldorado Resorts, Inc.(a)                                                           39,037
    4,138     Empire Resorts, Inc.(a)(b)                                                          21,062
      791     Entertainment Gaming Asia, Inc.(a)                                                   1,811
    8,087     Extended Stay America, Inc.                                                        151,793
    1,498     Famous Dave's Of America, Inc.(a)                                                   30,035
    4,111     Fiesta Restaurant Group, Inc.(a)                                                   205,550
   12,945     Full House Resorts, Inc.(a)                                                         21,618
    1,026     Gaming Partners International Corp.(a)                                              10,373
    7,966     Hawaiian Holdings, Inc.(a)                                                         189,193
   66,087     Hertz Global Holdings, Inc.(a)                                                   1,197,496
   76,744     Hilton Worldwide Holdings, Inc.(a)                                               2,114,297
   12,991     HomeAway, Inc.(a)                                                                  404,280
    8,073     Hyatt Hotels Corp., Class A(a)                                                     457,658
    3,864     International Speedway Corp., Class A                                              141,693
    5,963     Interval Leisure Group, Inc.                                                       136,255
    3,638     Isle of Capri Casinos, Inc.(a)                                                      66,030
    5,737     Jack in the Box, Inc.                                                              505,774
    3,475     Jamba, Inc.(a)                                                                      53,828
   38,666     JetBlue Airways Corp.(a)                                                           802,706
    9,909     Krispy Kreme Doughnuts, Inc.(a)                                                    190,847
   13,129     La Quinta Holdings, Inc.(a)                                                        299,998
   52,349     Las Vegas Sands Corp.                                                            2,751,987
    5,639     Luby's, Inc.(a)                                                                     27,349
    9,036     The Madison Square Garden Co., Class A(a)                                          754,416
    3,392     The Marcus Corp.                                                                    65,059
    4,043     Marriott Vacations Worldwide Corp.                                                 370,945
   60,537     MGM Resorts International(a)                                                     1,104,800
    2,366     Monarch Casino & Resort, Inc.(a)                                                    48,645
    6,164     Morgans Hotel Group Co.(a)                                                          41,545
    2,090     Noodles & Co.(a)(b)                                                                 30,514
   19,847     Norwegian Cruise Line Holdings Ltd.(a)                                           1,112,226
   13,464     Orbitz Worldwide, Inc.(a)                                                          153,759
    3,838     Panera Bread Co., Class A(a)                                                       670,767
    4,602     Papa John's International Inc.                                                     347,957
   10,530     Penn National Gaming, Inc.(a)                                                      193,226
    8,495     Pinnacle Entertainment, Inc.(a)                                                    316,694
    3,692     Popeyes Louisiana Kitchen, Inc.(a)                                                 221,483
      849     Premier Exhibitions, Inc.(a)                                                         3,693
    2,654     RCI Hospitality Holdings, Inc.(a)                                                   31,583
    4,407     Reading International, Inc., Class A(a)                                             61,037

================================================================================

66  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
    7,412     Red Lion Hotels Corp.(a)                                                      $     56,776
    2,150     Red Robin Gourmet Burgers, Inc.(a)                                                 184,513
   12,421     Regal Entertainment Group, Class A                                                 259,723
    7,388     Republic Airways Holdings, Inc.(a)                                                  67,822
   10,132     Ruby Tuesday, Inc.(a)                                                               63,528
    6,029     Ruth's Hospitality Group, Inc.                                                      97,187
    7,406     Ryman Hospitality Properties                                                       393,333
   15,348     Sabre Corp.                                                                        365,282
    7,878     Scientific Games Corp., Class A(a)(b)                                              122,424
    9,734     SeaWorld Entertainment, Inc.                                                       179,495
   13,122     Six Flags Entertainment Corp.                                                      588,522
    7,343     SkyWest, Inc.                                                                      110,439
    8,050     Sonic Corp.                                                                        231,840
    1,363     Speedway Motorsports, Inc.                                                          30,872
   10,892     Spirit Airlines, Inc.(a)                                                           676,393
    2,066     Steiner Leisure Ltd.(a)                                                            111,109
    9,345     Texas Roadhouse, Inc.                                                              349,783
    5,154     Town Sports International Holdings, Inc.(a)                                         14,947
    4,400     Travelport Worldwide, Ltd.                                                          60,632
    2,100     Travelzoo, Inc.(a)                                                                  23,688
   56,778     United Continental Holdings, Inc.(a)                                             3,009,802
    5,278     Vail Resorts, Inc.                                                                 576,358
    2,052     Virgin America, Inc.(a)                                                             56,389
   40,422     The Wendy's Co.                                                                    455,960
    4,661     World Wrestling Entertainment, Inc.(b)                                              76,907
    2,703     Zoe's Kitchen, Inc.(a)                                                             110,661
                                                                                            ------------
                                                                                              34,179,096
                                                                                            ------------
              Total Common Stocks - 97.3%                                                    664,821,055
                                                                                            ------------

--------------------------------------------------------------------------------------------------------
BENEFICIAL
INTEREST
(000)
--------------------------------------------------------------------------------------------------------
OTHER INTERESTS(d)

PHARMACEUTICALS & BIOTECHNOLOGY - 0.0%
      $ 3     Merck KGaA                                                                    $          -
                                                                                            ------------
REAL ESTATE INVESTMENT TRUSTS (REITs) - 0.0%
        4     AmeriVest Properties, Inc.(a)                                                            -
                                                                                            ------------
TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
        4     Gerber Scientific, Inc.                                                                 45
                                                                                            ------------
TRAVEL & LEISURE - 0.0%
       13     FRD Acquisition Co.                                                                      -
                                                                                            ------------
              Total Other Interests - 0.0%                                                            45
                                                                                            ------------

--------------------------------------------------------------------------------------------------------
SHARES
HELD
--------------------------------------------------------------------------------------------------------
RIGHTS

HEALTH CARE EQUIPMENT & SERVICES - 0.0%
       30     Bioscrip, Inc.(a)                                                                        -
                                                                                            ------------
TECHNOLOGY HARDWARE & EQUIPMENT - 0.0%
    8,850     Leap Wireless, CVR(a)                                                               22,302
                                                                                            ------------
              Total Rights - 0.0%                                                                 22,302
                                                                                            ------------
WARRANTS(e)

OIL & GAS PRODUCERS - 0.0%
    2,485     Magnum Hunter Resources Corp., (Issued 10/15/13, 1 Share for 10 Warrants,
                Expires 4/15/16, Strike Price $8.50)                                                   -
                                                                                            ------------
              Total Long-Term Investments (Cost - $408,777,568) - 97.3%                      664,843,402
                                                                                            ------------

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  67

================================================================================

--------------------------------------------------------------------------------------------------------
SHARES
HELD          INDUSTRY/ISSUE                                                                       VALUE
--------------------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES
15,798,490    BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07%(c)(f)         $ 15,798,490
                                                                                            ------------

--------------------------------------------------------------------------------------------------------
BENEFICIAL
INTEREST
(000)
--------------------------------------------------------------------------------------------------------
   $9,119     BlackRock Liquidity Series, LLC, Money Market Series, 0.23%(c)(f)(g)          $  9,119,215
                                                                                            ------------
              Total Short-Term Securities (Cost - $24,917,705) - 3.6%                         24,917,705
                                                                                            ------------
              TOTAL INVESTMENTS (Cost - $433,695,273) - 100.9%                               689,761,107
              LIABILITIES IN EXCESS OF OTHER ASSETS - (0.9)%                                  (6,261,213)
                                                                                            ------------

              NET ASSETS - 100.0%                                                           $683,499,894
                                                                                            ============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Non-income producing security.
(b) Security, or a portion of security, is on loan.
(c) During the six months ended June 30, 2015, investments in issuers considered to be affiliates of the Series for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

                                       SHARES/                                         SHARES/
                                    BENEFICIAL                                      BENEFICIAL
                                      INTEREST         SHARES/                        INTEREST
                                       HELD AT      BENEFICIAL         SHARES/         HELD AT     VALUE AT
                                  DECEMBER 31,        INTEREST      BENEFICIAL        JUNE 30,      JUNE 30,
AFFILIATE                                 2014       PURCHASED   INTEREST SOLD           2015          2015      INCOME
------------------------------------------------------------------------------------------------------------------------
BlackRock Liquidity Funds,
   TempFund, Institutional Class    11,546,804      4,251,686(1)             -      15,798,490   $15,798,490   $   6,373
BlackRock Liquidity Series, LLC,
   Money Market Series             $ 8,299,209     $  820,006(1)             -    $  9,119,215   $ 9,119,215   $ 370,254(2)
PennyMac Mortgage
   Investment Trust                     10,450               -               -          10,450   $   182,144   $  12,749
------------------------------------------------------------------------------------------------------------------------

(1) Represents net shares/beneficial interest purchased.

(2) Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and other payments to and from borrowers of securities, and less the collateral investment expenses.

(d) Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(e) Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any.

================================================================================

68  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

(f) Represents the current yield as of report date.

(g) Security was purchased with the cash collateral from loaned securities. The Series may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

 o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

 o As of June 30, 2015, financial futures contracts outstanding were as follows:

CONTRACTS                                                         NOTIONAL          UNREALIZED
LONG         ISSUE           EXCHANGE          EXPIRATION            VALUE         DEPRECIATION
-----------------------------------------------------------------------------------------------
    78     Russell                ICE           September
              2000            Futures                2015
              Mini                 US
             Index           Indicies                            $9,753,120          $ (90,696)
    59         S&P            Chicago           September
               Mid         Mercantile                2015
               Cap
               400
            E-Mini
             Index                                               $8,838,790           (165,934)
                                                                                     ---------
    TOTAL                                                                            $(256,630)
                                                                                     =========

 o Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

    o Level 1 - unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Series has the ability to access

    o Level 2 - other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

    o Level 3 - unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series' own assumptions used in determining the fair value of investments and derivative financial instruments)

       Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Series' policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Series' policy regarding valuation of investments and derivative financial instruments, refer to
       Note 2 of the Notes to Financial Statements.

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  69

================================================================================

As of June 30, 2015, the following tables summarize the Series' investments and derivative financial instruments categorized in the disclosure hierarchy:

                                                     LEVEL 1           LEVEL 2        LEVEL 3        TOTAL
--------------------------------------------------------------------------------------------------------------
ASSETS:
Investments:
   Long-Term Investments:
       Common Stocks:
          Aerospace & Defense                       $11,355,889      $        -        $     -    $ 11,355,889
          Alternative Energy                            841,267               -              -         841,267
          Automobiles & Parts                        13,947,817               -              -      13,947,817
          Banks                                      38,516,770          33,986              -      38,550,756
          Beverages                                     542,890               -              -         542,890
          Chemicals                                  16,889,106               -              -      16,889,106
          Construction & Materials                   15,265,520               -              -      15,265,520
          Electricity                                 9,020,367               -              -       9,020,367
          Electronic & Electrical Equipment          19,133,731               -              -      19,133,731
          Financial Services                         28,510,754               -              -      28,510,754
          Fixed Line Telecommunications               1,409,353               -              -       1,409,353
          Food & Drug Retailers                       6,294,268               -              -       6,294,268
          Food Producers                             11,819,888               -              -      11,819,888
          Forestry & Paper                            1,608,638               -              -       1,608,638
          Gas, Water & Multi-Utilities                9,341,789               -              -       9,341,789
          General Industrials                         8,051,726               -              -       8,051,726
          General Retailers                          34,070,532               -              -      34,070,532
          Health Care Equipment & Services           35,142,125               -              -      35,142,125
          Household Goods & Home Construction        12,693,135               -              -      12,693,135
          Industrial Engineering                     17,438,344               -              -      17,438,344
          Industrial Metals & Mining                  3,836,211          31,375              -       3,867,586
          Industrial Transportation                   8,246,993               -              -       8,246,993
          Leisure Goods                               6,936,453               -              -       6,936,453
          Life Insurance                              2,597,084               -              -       2,597,084
          Media                                      30,522,931               -              -      30,522,931
          Mining                                      2,093,342               -              -       2,093,342
          Mobile Telecommunications                   5,409,677               -              -       5,409,677
          Nonlife Insurance                          24,354,223               -              -      24,354,223
          Oil & Gas Producers                        19,141,175               -              -      19,141,175
          Oil Equipment, Services & Distribution     10,802,170               -              -      10,802,170
          Personal Goods                              7,834,324               -              -       7,834,324
          Pharmaceuticals & Biotechnology            47,858,448               -              -      47,858,448
          Real Estate Investment & Services           9,537,943               -              -       9,537,943
          Real Estate Investment Trusts (REITs)      53,485,408               -              -      53,485,408
          Software & Computer Services               44,895,938               -              -      44,895,938
          Support Services                           32,474,885               -              -      32,474,885
          Technology Hardware & Equipment            27,994,297               -              -      27,994,297
          Tobacco                                       661,187               -              -         661,187
          Travel & Leisure                           34,179,096               -              -      34,179,096
       Other Interests:
          Technology Hardware & Equipment                     -               -        $    45              45
       Rights:
          Technology Hardware & Equipment                     -               -         22,302          22,302
       Short-Term Securities:
          Money Market Funds                         15,798,490       9,119,215              -      24,917,705
--------------------------------------------------------------------------------------------------------------
TOTAL                                              $680,554,184      $9,184,576        $22,347    $689,761,107
==============================================================================================================

================================================================================

70  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

                                       DERIVATIVE FINANCIAL INSTRUMENTS(1)
--------------------------------------------------------------------------------------------------------------
                                                     LEVEL 1           LEVEL 2        LEVEL 3        TOTAL
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
Equity contracts                                    $(256,630)            -              -         $(256,630)
==============================================================================================================

(1) Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Series may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

                                                     LEVEL 1           LEVEL 2        LEVEL 3        TOTAL
--------------------------------------------------------------------------------------------------------------
ASSETS:
    Cash                                             $117,792                 -             -      $   117,792
    Cash pledged for financial
       futures contracts                              740,800                 -             -          740,800
LIABILITIES:
    Collateral on securities loaned at value                -       $(9,119,215)            -       (9,119,215)
--------------------------------------------------------------------------------------------------------------
TOTAL                                                $858,592       $(9,119,215)            -      $(8,260,623)
==============================================================================================================

During the six months ended June 30, 2015, there were no transfers between levels.

================================================================================

                                                   SCHEDULE OF INVESTMENTS |  71

================================================================================

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments at value - unaffiliated (including securities
      loaned at value of $8,557,861) (cost - $408,552,885)                             $664,661,258
   Investments at value - affiliated (cost - $25,142,388)                                25,099,849
   Cash                                                                                     117,792
   Cash pledged for financial futures contracts                                             740,800
   Receivables:
      Investments sold                                                                    2,418,804
      Dividends                                                                             727,179
      Contributions from investors                                                          201,075
      Securities lending income - affiliated                                                 63,664
   Variation margin receivable on financial futures contracts                                44,613
   Prepaid expenses                                                                           1,352
                                                                                       ------------
         Total assets                                                                   694,076,386
                                                                                       ------------
LIABILITIES
   Collateral on securities loaned at value                                               9,119,215
   Payables:
      Investments purchased                                                               1,273,938
      Investment advisory fees                                                                5,055
      Directors' fees                                                                         3,651
      Other affiliates                                                                        3,201
   Other accrued expenses payable                                                           171,432
                                                                                       ------------
         Total liabilities                                                               10,576,492
                                                                                       ------------
NET ASSETS                                                                             $683,499,894
                                                                                       ============

NET ASSETS CONSIST OF
   Investors' capital                                                                  $427,690,690
   Net unrealized appreciation (depreciation)                                           255,809,204
                                                                                       ------------
   Net Assets                                                                          $683,499,894
                                                                                       ============

See notes to financial statements.

================================================================================

72  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

STATEMENT OF OPERATIONS

Six-month period ended June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends - unaffiliated                                                             $ 3,037,349
   Securities lending - affiliated - net                                                    370,254
   Dividends - affiliated                                                                    19,122
   Foreign taxes withheld                                                                    (5,455)
                                                                                        -----------
         Total income                                                                     3,421,270
                                                                                        -----------
EXPENSES
   Investment advisory                                                                       33,713
   Accounting services                                                                       74,203
   Custodian                                                                                 37,945
   Professional                                                                              37,741
   Printing                                                                                  12,678
   Directors                                                                                 11,683
   Miscellaneous                                                                             27,608
                                                                                        -----------
         Total expenses                                                                     235,571
   Less fees waived by the Manager                                                           (5,457)
                                                                                        -----------
         Total expenses after fees waived                                                   230,114
                                                                                        -----------
NET INVESTMENT INCOME                                                                     3,191,156
                                                                                        -----------

REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain from:
      Investments                                                                        25,853,439
      Financial futures contracts                                                         1,139,915
                                                                                        -----------
                                                                                         26,993,354
                                                                                        -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                         1,550,006
      Financial futures contracts                                                          (627,065)
                                                                                        -----------
                                                                                            922,941
                                                                                        -----------
         Net realized and unrealized gain                                                27,916,295
                                                                                        -----------
   Net Increase in Net Assets Resulting from Operations                                 $31,107,451
                                                                                        ===========

See notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  73

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

Six-month period ended June 30, 2015 (unaudited), and year ended
December 31, 2014

--------------------------------------------------------------------------------

                                                               MASTER EXTENDED MARKET INDEX SERIES
                                                               ------------------------------------
                                                               SIX MONTHS ENDED
                                                                   JUNE 30,            YEAR ENDED
                                                                     2015              DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                (UNAUDITED)              2014
---------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                                         $  3,191,156          $  8,698,004
   Net realized gain                                               26,993,354            20,960,291
   Net change in unrealized appreciation (depreciation)               922,941            17,661,052
                                                                 ----------------------------------
   Net increase in net assets resulting from operations            31,107,451            47,319,347
                                                                 ----------------------------------
CAPITAL TRANSACTIONS
   Proceeds from contributions                                     41,157,704           107,596,542
   Value of withdrawals                                           (49,790,318)         (109,758,116)
                                                                 ----------------------------------
   Net decrease in net assets derived from
      capital transactions                                         (8,632,614)           (2,161,574)
                                                                 ----------------------------------
NET ASSETS
   Total increase in net assets                                    22,474,837            45,157,773
   Beginning of period                                            661,025,057           615,867,284
                                                                 ----------------------------------
   End of period                                                 $683,499,894          $661,025,057
                                                                 ==================================

See notes to financial statements.

================================================================================

74  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                             SIX MONTHS
                               ENDED
                              JUNE 30,                     YEAR ENDED DECEMBER 31,
                               2015       ---------------------------------------------------------
                            (UNAUDITED)       2014         2013        2012        2011        2010
                            -----------------------------------------------------------------------
TOTAL RETURN
Total return                    4.79%(1)      7.66%       37.98%      18.04%      (3.55)%     28.65%
                            -----------------------------------------------------------------------
RATIOS TO AVERAGE
  NET ASSETS
Total expenses                  0.07%(2)      0.07%(3)     0.07%       0.10%       0.08%       0.08%
                            -----------------------------------------------------------------------
Total expenses after
  fees waived and/
  or reimbursed                 0.07%(2)      0.07%(3)     0.06%       0.09%       0.08%       0.08%
                            -----------------------------------------------------------------------
Net investment income           0.93%(2)      1.35%(3)     1.32%       1.83%       1.29%       1.30%
                            -----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of
  period (000)              $683,500      $661,025     $615,867    $398,305    $439,752    $437,426
                            =======================================================================
Portfolio turnover rate            6%           10%          18%         12%         12%         15%
                            -----------------------------------------------------------------------

(1) Aggregate total return.
(2) Annualized.
(3) Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See notes to financial statements.

================================================================================

                                                      FINANCIAL HIGHLIGHTS |  75

================================================================================

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

(1) ORGANIZATION:

Master Extended Market Index Series (the "Series"), a diversified, open-end management investment company, is a series of Quantitative Master Series LLC (the "Master LLC"). The Master LLC is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and is organized as a Delaware limited liability company. The Master LLC's Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the "Board") to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC ("the Manager") or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

(2) SIGNIFICANT ACCOUNTING POLICIES:

The Series' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the
Series:

VALUATION: The Series' investments are valued at fair value as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m.,

================================================================================

76  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

Eastern time). U.S. GAAP defines fair value as the price the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Series determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the "Global Valuation Committee") is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Series for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

The Series values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the "Money Market Series") at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund's net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Series may withdraw up to 25% of its investment daily, although the Manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value ("Fair Value

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  77

================================================================================

Investments"). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Series might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset;
(iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Series' pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

SEGREGATION AND COLLATERALIZATION: In cases where the Series enters into certain investments (e.g. financial futures contracts) that would be "senior securities" for 1940 Act purposes, the Series may segregate or designate on its books and records cash or liquid securities having a market value at least

================================================================================

78  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

equal to the amount of the Series' future obligations under such investments. Doing so allows the investment to be excluded from treatment as a "senior security." Furthermore, if required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

OTHER: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Series has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

(3) SECURITIES AND OTHER INVESTMENTS:

SECURITIES LENDING: The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Series collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  79

================================================================================

value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series, or excess collateral returned by the Series, on the next business day. During the term of the loan, the Series is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Series' Schedule of Investments, and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value -- unaffiliated, and collateral on securities loaned at value, respectively. As of June 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC ("BIM"), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an "MSLA") which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty's bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

================================================================================

80  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

As of June 30, 2015, the following table is a summary of the Series' securities lending agreements by counterparty, which are subject to offset under an MSLA:

                                            SECURITIES
                                             LOANED AT           CASH COLLATERAL           NET
COUNTERPARTY                                   VALUE                RECEIVED(1)          AMOUNT
---------------------------------------------------------------------------------------------------
Barclays Capital, Inc.                      $  624,273             $  (624,273)               -
BNP Paribas S.A.                               292,907                (292,907)               -
Citigroup Global Markets, Inc.               1,551,663              (1,551,663)               -
Credit Suisse Securities (USA) LLC             125,381                (125,381)               -
Deutsche Bank Securities, Inc.                 249,313                (249,313)               -
Goldman Sachs & Co.                          1,931,935              (1,931,935)               -
JP Morgan Securities LLC                       502,198                (502,198)               -
Merrill Lynch, Pierce,
  Fenner & Smith, Inc.                          78,822                 (78,822)               -
Morgan Stanley                               2,176,179              (2,176,179)               -
National Financial Services LLC                483,468                (483,468)               -
Nomura Securities International, Inc.              288                    (288)               -
SG Americas Securities LLC                       5,635                  (5,635)               -
UBS Securities LLC                             535,799                (535,799)               -
                                            -------------------------------------------------------
TOTAL                                       $8,557,861             $(8,557,861)               -
                                            =======================================================

(1) Collateral with a value of $9,119,215 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefits from a borrower default indemnity provided by BIM. BIM's indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of a borrower default. The Series could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  81

================================================================================

(4) DERIVATIVE FINANCIAL INSTRUMENTS:

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to manage economically its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange or over-the-counter ("OTC").

FINANCIAL FUTURES CONTRACTS: The Series invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract's size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited, if any, is recorded on the Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Series as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Statement of Assets and Liabilities.

When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

================================================================================

82  | MASTER EXTENDED MARKET INDEX SERIES

================================================================================

The following is a summary of the Series' derivative financial instruments categorized by risk exposure:

FAIR VALUES OF DERIVATIVE FINANCIAL INSTRUMENTS AS OF JUNE 30, 2015


                                                                 VALUE
                              STATEMENT OF ASSETS         ----------------------
                            AND LIABILITIES LOCATION      DERIVATIVE LIABILITIES
                         -------------------------------------------------------

Equity contracts         Net unrealized depreciation(1)               $(256,630)
--------------------------------------------------------------------------------


(1) Includes cumulative depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

THE EFFECT OF DERIVATIVE FINANCIAL INSTRUMENTS IN THE STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED JUNE 30, 2015



                          Net Realized Gain From
Equity contracts:         Financial futures contracts                $1,139,915
--------------------------------------------------------------------------------
                          Net Change in Unrealized
                          Appreciation/Depreciation on               $ (627,065)
--------------------------------------------------------------------------------


For the six months ended June 30, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

FINANCIAL FUTURES CONTRACTS:


  Average notional value of contracts - long                        $19,980,245
--------------------------------------------------------------------------------


COUNTERPARTY CREDIT RISK: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker's customer

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  83

================================================================================

accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker's customers, potentially resulting in losses to the Series.

(5) INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. ("BlackRock") for 1940 Act purposes.

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with the Manager, the Series' investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Series. For such services, the Series pays the Manager a monthly fee at an annual rate of 0.01% of the Series' average daily net assets.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statement of Operations.

However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Series' investments in other affiliated investment companies, if any. For the six months ended June 30, 2015, the amounts waived were $5,457.

For the six months ended June 30, 2015, the Series reimbursed the Manager $3,258 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired Series fees and expenses, and certain other

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84  | MASTER EXTENDED MARKET INDEX SERIES

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Series expenses, which constitute extraordinary expenses, not incurred in the ordinary course of the Series' business. The expense limitation as a percentage of average daily net assets is 0.12%. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2016 unless approved by the Board, including a majority of the Independent Directors.

The U.S. Securities and Exchange Commission ("SEC") has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Series, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Series is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the "collateral investment expenses"). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Series.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Series retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the "specials only securities").

Pursuant to such agreement, the Series retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by the Series is shown as securities lending -- affiliated -- net in the Statement of Operations. For the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  85

================================================================================

six months ended June 30, 2015, the Series paid BIM $92,564 for securities lending agent services.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

(6) PURCHASES AND SALES:

For the six months ended June 30, 2015, purchases and sales of investments, excluding short-term securities, were $42,237,374 and $51,242,718, respectively.

(7) INCOME TAX INFORMATION:

The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series' U.S. federal tax returns remains open for each of the four years ended December 31, 2014. The statutes of limitations on the Series' state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Series as of June 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Series' financial statements.

As of June 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

 Tax cost                                                           $436,329,667
                                                                    ------------
 Gross unrealized appreciation                                      $287,556,991
 Gross unrealized depreciation                                       (34,125,551)
                                                                    ------------
 Net unrealized appreciation                                        $253,431,440
                                                                    ------------

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86  | MASTER EXTENDED MARKET INDEX SERIES

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(8) BANK BORROWINGS:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates ("Participating Funds"), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Series may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2015, the Series did not borrow under the credit agreement.

(9) PRINCIPAL RISKS:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Series may be exposed to counterparty credit risk, or the risk that an entity with which the Series has unsettled or open transactions may fail to or be unable to perform on its commitments. The Series manages counterparty credit risk by entering into transactions only with counterparties that the Manager

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  87

================================================================================

believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series' exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

As of June 30, 2015, the Series invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Series and could affect the value, income and/or liquidity of positions in such securities.

(10) SUBSEQUENT EVENTS:

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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

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ADVISORY AGREEMENTS

June 30, 2015 (unaudited)

--------------------------------------------------------------------------------

The Board of Directors (the "Board," and the members of which are referred to as "Board Members") of Quantitative Master Series LLC (the "Master LLC") met in person on April 21, 2015 (the "April Meeting") and May 18-20, 2015 (the "May Meeting") to consider the approval of the investment advisory agreement (the "Agreement") between the Master LLC, on behalf of Master Extended Market Index Series (the "Portfolio"), a series of the Master LLC, and BlackRock Advisors, LLC (the "Manager" or "BlackRock"), the Master LLC's investment advisor.

ACTIVITIES AND COMPOSITION OF THE BOARD

On the date of the May Meeting, the Board consisted of fourteen individuals, thirteen of whom were not "interested persons" of the Master LLC as defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Board Members"). The Board Members are responsible for the oversight of the operations of the Master LLC and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

THE AGREEMENT

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider

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                                                       ADVISORY AGREEMENTS |  89

================================================================================

specific information surrounding the consideration of renewing the Agreement, and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Portfolio by BlackRock, BlackRock's personnel and affiliates, including (as applicable) investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Portfolio and its interest holders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management's and portfolio managers' analysis of the reasons for any over performance or underperformance relative to its peers, benchmark, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Portfolio for services, such as marketing and distribution, call center and fund accounting; (c) Portfolio operating expenses and how BlackRock allocates expenses to the Portfolio; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Portfolio's investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) the Master LLC's compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock's and other service providers' internal controls and risk and compliance oversight mechanisms; (h) BlackRock's implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock's implementation of the Master LLC's valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund ("ETF"), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between

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90  | MASTER EXTENDED MARKET INDEX SERIES
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these products and the services provided as compared to the Portfolio; (l)
BlackRock's compensation methodology for its investment professionals and the incentives it creates, along with investment professionals' investments in the fund(s) they manage; and (m) periodic updates on BlackRock's business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock's commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock's profitability; investment performance; sub-advisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock's research capabilities; portfolio managers' investments in funds they manage; funds' portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock's management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock's portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock's oversight of relationships with third party service providers.

BOARD CONSIDERATIONS IN APPROVING THE AGREEMENT

THE APPROVAL PROCESS: - Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. ("Lipper") on Portfolio fees and expenses as compared with a peer group of funds as determined by Lipper ("Expense Peers") and the investment performance of the Portfolio as compared with a peer group of funds as determined by Lipper(1), as well as the gross investment performance of the Portfolio as compared with its benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a

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                                                       ADVISORY AGREEMENTS |  91

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general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Portfolio to BlackRock; (g) sales and redemption data regarding the Portfolio's interests; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board's year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master LLC with respect to the Portfolio for a one-year term ending June 30, 2016. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Portfolio and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Portfolio; (d) the Portfolio's costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Portfolio; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the placement of Portfolio interests, securities lending and cash management, services related to the valuation and pricing of portfolio holdings of the Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Portfolio and advice from independent legal counsel

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92  | MASTER EXTENDED MARKET INDEX SERIES
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with respect to the review process and materials submitted for the Board's review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED BY BLACKROCK: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared Portfolio performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock's senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Portfolio's portfolio management team discussing the Portfolio's performance and the Portfolio's investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Portfolio's portfolio management team; BlackRock's research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock's compensation structure with respect to the Portfolio's portfolio management team and BlackRock's ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Portfolio. BlackRock and its affiliates provide the Portfolio with certain administrative, shareholder and other services (in addition to any such services provided to the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Portfolio. In particular, BlackRock and its affiliates provide the Portfolio with the following administrative

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                                                       ADVISORY AGREEMENTS |  93

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services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support;
(vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Portfolio, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock's fund administration, shareholder services, legal and compliance departments and considered BlackRock's policies and procedures for assuring compliance with applicable laws and regulations.

B. THE INVESTMENT PERFORMANCE OF THE PORTFOLIO AND BLACKROCK: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Portfolio. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Portfolio's performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Portfolio as compared to other funds in its applicable Lipper category and the gross investment performance of the Portfolio as compared with its benchmark. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Portfolio management to discuss, the performance of the Portfolio throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a

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94  | MASTER EXTENDED MARKET INDEX SERIES
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different performance period could produce significantly different results.
Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-years periods reported, the Portfolio's gross performance (before expenses and fees), as agreed upon by the Board, was within tolerance of its benchmark. BlackRock believes that gross performance relative to the benchmark is an appropriate performance metric for the Portfolio.

C. CONSIDERATION OF THE ADVISORY/MANAGEMENT FEES AND THE COST OF THE SERVICES AND PROFITS TO BE REALIZED BY BLACKROCK AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE PORTFOLIO: - The Board, including the Independent Board Members, reviewed the Portfolio's contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Portfolio's total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund's total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and subadvised mutual funds.

The Board received and reviewed statements relating to BlackRock's financial condition. The Board reviewed BlackRock's profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Portfolio. The Board reviewed BlackRock's profitability with respect to the Portfolio and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data

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                                                       ADVISORY AGREEMENTS |  95
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provided for the two prior years. The Board reviewed BlackRock's profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock's assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock's overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock's expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Portfolio by BlackRock, and BlackRock's and its affiliates' profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock's methodology in allocating its costs to the management of the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock's commitment of time, assumption of risk and liability profile in servicing the Portfolio in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Portfolio's contractual management fee rate ranked in the first quartile, and that the actual management fee rate and the total

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expense ratio each ranked in the first quartile, relative to the Portfolio's
Expense Peers. The Board also noted that BlackRock has contractually agreed to a cap on the Portfolio's total expenses as a percentage of the Portfolio's average daily net assets.

D. ECONOMIES OF SCALE: - The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Portfolio increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Portfolio benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Portfolio. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. OTHER FACTORS DEEMED RELEVANT BY THE BOARD MEMBERS: - The Board, including the Independent Board Members, also took into account other ancillary or "fall-out" benefits that BlackRock or its affiliates may derive from their respective relationships with the Portfolio, both tangible and intangible, such as BlackRock's ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock's profile in the investment advisory community, and the engagement of BlackRock's affiliates as service providers to the Portfolio, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock's overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock's funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock's brokerage and soft dollar practices. The

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Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

CONCLUSIONS - The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Master LLC with respect to the Portfolio for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Portfolio and its interest holders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members' conclusions may be based in part on their consideration of these arrangements in prior years.

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TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
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ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
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UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
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TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
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CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     One Lincoln Street
                                     Boston, Massachusetts 02111
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INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
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MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA
(210) 531-8722
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Copies of the Manager's proxy voting policies and procedures, approved by the
Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

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       USAA                                                 --------------
       9800 Fredericksburg Road                                PRSRT STD
       San Antonio, TX 78288                                 U.S. Postage
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                                                                 USAA
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

ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.


ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended June 30, 2015

By:*     /S/ DANIEL J. MAVICO
         -----------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:     08/24/2015
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:*     /S/ DANIEL S. MCNAMARA
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     08/25/2015
         ------------------------------


By:*     /S/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     08/24/2015
         ------------------------------

*Print the name and title of each signing officer under his or her signature.